UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21991

Fidelity Rutland Square Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Christina H. Lee, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2023

Item 1.

Reports to Stockholders

Strategic Advisers® Tax-Sensitive Short Duration Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Strategic Advisers® Tax-Sensitive Short Duration Fund	1.94%	1.16%	1.14%

A     From December 28, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Tax-Sensitive Short Duration Fund, on December 28, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds returned 0.49% for the 12 months ending May 31, 2023, according to the Bloomberg Municipal Bond index. In the first five months of the period, yields on municipal bonds climbed steeply and their prices, which move inversely to yields, declined sharply, as the U.S. Federal Reserve aggressively raised interest rates to combat persistent inflation. From December through April, however, munis charted a choppy course through a rally that was ignited by comments from Fed Chair Powell last November that pointed to a slowdown in the size of future rate hikes, which was followed by growing optimism that the central bank would stop raising rates in the first half of 2023. To date, the central bank has raised its benchmark rate ten times, by a total of 5.0 percentage points, bringing its target range to a level not seen since mid-2007. In the first five months of 2023, bond issuance dropped significantly from previous-year levels, as higher rates suppressed issuers' appetite for new debt, especially given that many states and municipalities still retain unspent COVID-related federal stimulus cash. The reduced supply helped bolster municipal bond gains in January and March. But in April (-0.23%) and May (-0.89%), the index lost ground following turmoil in the U.S. banking sector, and as the continued strength of the labor market surprised analysts and suggested the Fed may need to keep rates higher for longer than the market expected. For the full 12 months, muni tax-backed credit fundamentals remained solid and, for the most part, the risk of credit-rating downgrades of these issuers appeared low. Mid-quality (rated A and AA) and intermediate-duration securities (seven to 15 years) led the way for the year.
Comments from Lead Portfolio Manager Chris Heavey:
For the fiscal year ending May 31, 2023, the Fund gained 1.94%, performing in line with the 1.93% advance of the benchmark Strategic Advisers ® Tax-Sensitive Short-Duration Composite Index. Among the Fund's underlying managers, the Limited Term Municipal Income strategy from FIAM ® (+0.7%) was the primary relative detractor. This mandate's greater interest rate sensitivity compared with the broader Fund's benchmark proved detrimental, as did outsized exposure to bonds rated BBB. In contrast, the Conservative Income Municipal Bond strategy from sub-adviser FIAM ® and U.S. Municipal Enhanced Cash strategy from T. Rowe Price (+2% each), bolstered the Fund's relative result most. Both managers benefited from reducing their interest rate sensitivity during the first half of the period and also from allocations to higher-rated bonds. The Fund's cash allocation also was a plus, providing a valuable cushion amid periods of market volatility the past 12 months. As of May 31, about 79% of the Fund's net assets were allocated across four sub-advised mandates. Later in the period, we shifted a significant portion of the Fund's cash allocation from a municipal money market fund into a taxable money fund. This change provides the Fund with greater liquidity and an overall yield boost.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary May 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Vanguard Short-Term Tax-Exempt Fund Admiral Shares	5.9
JPMorgan Ultra-Short Municipal Income ETF	5.0
Illinois General Obligation	2.3
Main Street Natural Gas, Inc.	1.9
Black Belt Energy Gas District	1.7
Federated Hermes Municipal Ultrashort Fund Institutional Shares	1.5
New York City Gen. Oblig.	1.5
Chandler Indl. Dev. Auth. Indl. Dev. Rev.	1.2
Port Arthur Navigation Dist. Environmental Facilities Rev.	1.1
Pennsylvania Econ Dev Financing Authority Solid Waste Disposal Rev.	1.0
Revenue Sources (% of Fund's net assets)
General Obligations	13.7
Transportation	10.5
Health Care	8.6
Other	6.5
Synthetics	6.1
Electric Utilities	5.1
Others (Individually Less Than 5%)	28.4

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2023
Showing Percentage of Net Assets

Municipal Bonds - 58.3%
	Principal Amount (a)	Value ($)
Alabama - 2.0%
Alabama State Corrections Institution Fin. Auth. Series 2022 A, 5% 7/1/23	7,750,000	7,757,826
Birmingham Arpt. Auth. Series 2020:
5% 7/1/24 (Build America Mutual Assurance Insured)	325,000	330,026
5% 7/1/25 (Build America Mutual Assurance Insured)	325,000	335,744
Black Belt Energy Gas District:
(Proj. No. 4) Series 2019 A, 4% 6/1/23	1,750,000	1,750,000
(Proj. No. 6) Series 2021 B:
4% 12/1/23	1,250,000	1,248,050
4% 12/1/24	1,250,000	1,245,134
(Proj. No.7) Series 2021 C1:
4% 12/1/24	3,000,000	2,991,330
4% 12/1/25	4,000,000	3,977,668
Bonds:
(Proj. No.7):
Series 2021 C1, 4%, tender 12/1/26 (b)	11,350,000	11,223,829
Series 2021 C2, SIFMA Municipal Swap Index + 0.350% 3.76%, tender 12/1/26 (b)(c)	2,350,000	2,283,310
Series 2018 A, 4%, tender 12/1/23 (b)	1,800,000	1,799,375
Series 2019 A, 4%, tender 12/1/25 (b)	3,050,000	3,032,847
Series 2022 D2, U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.400% 4.79%, tender 6/1/27 (b)(c)	5,000,000	4,935,696
Series 2021 A:
4% 6/1/23	400,000	400,000
4% 12/1/23	435,000	434,491
Series 2021 C1, 4% 12/1/23	790,000	789,229
Series 2022 C:
5.25% 12/1/23	525,000	527,735
5.25% 6/1/24	735,000	742,467
Series 2022 C1:
5.25% 12/1/24	2,025,000	2,056,098
5.25% 6/1/25	695,000	709,866
5.25% 12/1/25	1,125,000	1,155,468
5.25% 6/1/26	575,000	593,918
Series 2022 E:
5% 6/1/23	530,000	530,000
5% 6/1/24	1,790,000	1,808,218
5% 6/1/25	825,000	840,793
5% 6/1/26	1,140,000	1,173,758
Series 2023 A:
5% 10/1/24	2,075,000	2,099,980
5% 10/1/25	2,125,000	2,166,836
Chatom Indl. Dev. Board Gulf Opportunity Zone Series 2020, 5% 8/1/23 (Assured Guaranty Muni. Corp. Insured)	1,350,000	1,352,580
Health Care Auth. for Baptist Health Series 2023 A:
5% 11/15/24	1,385,000	1,408,100
5% 11/15/25	1,290,000	1,328,215
Mobile County Board of School Commissioners:
Series 2016 A:
5% 3/1/24	25,000	25,270
5% 3/1/25	100,000	102,803
Series 2016 B, 5% 3/1/24	45,000	45,486
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1%, tender 6/26/25 (b)	600,000	566,196
Southeast Alabama Gas Supply District Bonds:
(Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (b)	6,450,000	6,441,280
Series 2018 A, 4%, tender 4/1/24 (b)	4,000,000	3,994,331
Southeast Energy Auth. Rev. Bonds:
(Proj. No. 1) Series 2021 A, 4% 10/1/23	425,000	424,747
(Proj. No. 2) Series 2021 B1:
4% 6/1/23	1,500,000	1,500,000
4% 6/1/24	1,090,000	1,088,323
4% 6/1/25	300,000	299,298
(Proj. NO. 5) Series 2023 A:
5% 7/1/24	350,000	353,262
5% 7/1/25	650,000	661,523
5% 7/1/27	1,185,000	1,220,444
5.25% 7/1/28	1,945,000	2,032,383
Univ. of South Alabama Univ. Rev. Series 2021, 4% 4/1/26	500,000	506,357
TOTAL ALABAMA		82,290,290
Alaska - 0.3%
Alaska Hsg. Fin. Corp. Series 2021 A:
3% 12/1/23	450,000	448,271
3% 6/1/24	400,000	397,384
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51	520,000	495,632
Alaska Int'l. Arpts. Revs.:
Series 2016 C, 5% 10/1/23 (d)	425,000	426,277
Series 2021 C:
5% 10/1/23 (d)	2,675,000	2,683,038
5% 10/1/25 (d)	1,980,000	2,028,278
Alaska Muni. Bond Bank Series 2023 TWO:
5% 12/1/24 (d)	460,000	467,483
5% 12/1/25 (d)	485,000	499,115
5% 12/1/26 (d)	510,000	530,926
Northern Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 A:
4% 6/1/23	1,000,000	1,000,000
5% 6/1/24	1,600,000	1,621,864
5% 6/1/25	715,000	733,963
5% 6/1/26	1,000,000	1,042,350
TOTAL ALASKA		12,374,581
Arizona - 2.1%
Arizona Ctfs. of Prtn. Series 2019 A, 5% 10/1/24 (Escrowed to Maturity)	195,000	199,331
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/23	20,000	20,135
5% 12/1/24	45,000	45,949
5% 12/1/26	110,000	112,407
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2020 A, 5% 2/1/26	750,000	780,810
Bullhead City Excise Taxes Series 2021 2, 0.75% 7/1/25	325,000	300,669
Chandler Indl. Dev. Auth. Indl. Dev. Rev.:
(Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(d)	1,200,000	1,230,112
Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (b)	5,225,000	5,205,229
Series 2007, 2.7%, tender 8/14/23 (b)(d)	8,820,000	8,785,658
Series 2019, 5%, tender 6/3/24 (b)(d)	33,280,000	33,497,225
Coconino County Poll. Cont. Corp. Rev. Bonds (Navada Pwr. Co. Projs.) Series 2017 A, 4.125%, tender 3/31/26 (b)(d)	395,000	395,600
Glendale Union School District 205 Series A:
5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	225,000	228,743
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	225,000	232,255
Maricopa County Indl. Dev. Auth. Series 2019 A, 5% 9/1/23	365,000	366,166
Maricopa County Rev.:
Bonds:
Series 2019 D, 5%, tender 5/15/26 (b)	725,000	756,297
Series C, 5%, tender 10/18/24 (b)	1,140,000	1,162,306
Series 2016 A:
4% 1/1/24	115,000	115,324
5% 1/1/25	105,000	107,548
Maricopa County Spl. Health Care District Gen. Oblig. Series 2021 D, 5% 7/1/25	1,100,000	1,137,708
Maricopa County Unified School District #41 Gilbert Series 2022 B, 5% 7/1/25	3,740,000	3,872,022
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 A, 5% 7/1/24 (d)	1,020,000	1,033,931
Series 2017 D:
5% 7/1/24	490,000	498,308
5% 7/1/25	50,000	51,765
Series 2018, 5% 7/1/23 (d)	1,100,000	1,100,957
Series 2019 B, 5% 7/1/23 (d)	1,000,000	1,000,755
Series 2023, 5% 7/1/25 (d)(e)	1,100,000	1,130,145
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2014 B, 5% 7/1/27	400,000	406,996
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 3.875%, tender 12/1/35 (b)(d)	20,175,000	20,167,406
Tucson Ctfs. of Prtn. Series 2015, 5% 7/1/23 (Assured Guaranty Muni. Corp. Insured)	200,000	200,225
Yavapai County Indl. Dev. Auth.:
Series 2016, 5% 8/1/23	275,000	275,480
Series 2019, 5% 8/1/23	355,000	355,619
Yuma Pledged Rev. Series 2021:
4% 7/1/24	300,000	301,773
4% 7/1/25	505,000	511,955
TOTAL ARIZONA		85,586,809
Arkansas - 0.2%
Arkansas Dev. Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2021, 1.25%, tender 12/1/23 (b)	5,000,000	4,933,685
Arkansas Dev. Fin. Auth. Pub. Safety Charges (Arkansas Division of Emergency Mgmt. Proj.) Series 2020, 5% 6/1/24	565,000	573,573
Batesville Pub. Facilities Board Series 2020, 5% 6/1/23	790,000	790,000
TOTAL ARKANSAS		6,297,258
California - 3.1%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2017 G, 2%, tender 4/1/24 (b)	1,120,000	1,100,768
Series 2021 B, 0.280% x SIFMA Municipal Swap Index 3.69%, tender 6/1/23 (b)(c)	2,500,000	2,494,985
Series A, 2.95%, tender 4/1/26 (b)	110,000	107,430
Series B, 2.85%, tender 4/1/25 (b)	95,000	93,533
Burbank Glendale Pasadena Arpt. Auth. Rev. Series B, 5% 7/1/23 (d)	1,290,000	1,290,922
California Cmnty. Choice Fing. Auth. Clean Energy Proj. Rev. Series 2023 C, 5% 10/1/26	625,000	633,642
California Gen. Oblig.:
Series 2021, 5% 12/1/23	2,000,000	2,018,901
Series 2023, 5% 10/1/28	1,000,000	1,112,437
California Health Facilities Fing. Auth. Rev.:
Bonds:
Series 2016 B2, 4%, tender 10/1/24 (b)	2,300,000	2,301,463
Series 2021 A, 3%, tender 8/15/25 (b)	2,665,000	2,665,705
Series 2015, 5% 11/15/23	200,000	201,476
California Infrastructure and Econ. Dev. Bank Rev. Bonds:
Series 2020 A, 3.65%, tender 1/31/24 (b)(d)(f)	30,500,000	30,392,454
Series 2021 B1, 0.39%, tender 1/1/24 (b)	1,000,000	982,491
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2021 A, 4.1%, tender 10/2/23 (b)(d)	2,300,000	2,299,834
Series 2021 B, 3.6%, tender 7/17/23 (b)(d)	3,500,000	3,497,687
(Waste Mgmt., Inc. Proj.):
Series 2017 A, 0.7%, tender 12/1/23 (b)(d)	1,600,000	1,575,026
Series 2020, 3.95%, tender 6/1/23 (b)(d)	9,400,000	9,400,000
California Muni. Fin. Auth. Student Hsg. (CHF Davis II, L.L.C. Orchard Park Student Hsg. Proj.) Series 2021, 5% 5/15/24 (Build America Mutual Assurance Insured)	500,000	505,301
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev.:
(Republic Svcs., Inc. Proj.) Series 2010 A, 3.875% 8/1/23 (b)(d)(f)	13,305,000	13,299,050
Bonds (Republic Svcs., Inc. Proj.):
Series 2017 A1, 3.7%, tender 7/17/23 (b)(d)(f)	2,700,000	2,698,678
Series 2017 A2, 3.7%, tender 7/17/23 (b)(d)(f)	4,350,000	4,347,869
California Pub. Fin. Auth. Rev. Series 2021 A:
4% 10/15/23	285,000	285,031
4% 10/15/24	380,000	379,380
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.):
Series 2021 B, 5% 5/1/24	1,095,000	1,113,989
Series 2022 C, 5% 8/1/23	670,000	671,948
Series 2014 B, 5% 10/1/25	350,000	358,325
California Statewide Cmntys. Dev. Auth. Rev. Series 2007:
4%, tender 7/1/40 (Assured Guaranty Muni. Corp. Insured) (b)	9,275,000	9,275,000
4%, tender 7/1/41 (Assured Guaranty Muni. Corp. Insured) (b)	5,525,000	5,525,000
4.05%, tender 7/1/40 (Assured Guaranty Muni. Corp. Insured) (b)	175,000	175,000
Cathedral City Redev. Agcy. (Merged Redev. Proj.) Series 2021 C, 4% 8/1/23	225,000	225,031
Fresno Arpt. Rev. Series 2023 A:
5% 7/1/24 (Build America Mutual Assurance Insured) (d)	250,000	252,726
5% 7/1/25 (Build America Mutual Assurance Insured) (d)	500,000	510,666
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2015 A, 5% 6/1/40 (Pre-Refunded to 6/1/25 @ 100)	2,000,000	2,081,989
Series A, 0% 6/1/24 (Escrowed to Maturity)	75,000	72,592
Long Beach Hbr. Rev. Series 2020 B, 5% 5/15/24 (d)	1,475,000	1,492,018
Los Angeles Dept. Arpt. Rev.:
Series 2015 D, 5% 5/15/25 (d)	1,705,000	1,748,300
Series 2016 B, 5% 5/15/26 (d)	135,000	140,366
Series 2017 A, 5% 5/15/24 (d)	430,000	435,203
Series 2018 D, 5% 5/15/24 (d)	1,000,000	1,012,100
Series 2019 A, 5% 5/15/24 (d)	375,000	379,537
Series 2019 D, 5% 5/15/24 (d)	415,000	420,021
Series 2019 E, 4% 5/15/24	200,000	201,574
Series 2020 C, 5% 5/15/24 (d)	250,000	253,025
Series 2021 A, 5% 5/15/27 (d)	1,230,000	1,293,500
Series 2022 C:
5% 5/15/24 (d)	965,000	976,676
5% 5/15/25 (d)	455,000	466,555
5% 5/15/26 (d)	1,205,000	1,252,893
Series 2022 G, 5% 5/15/25 (d)	550,000	563,968
Series 2023 A:
5% 5/15/24 (d)	385,000	389,658
5% 5/15/25 (d)	255,000	261,476
5% 5/15/26 (d)	440,000	457,488
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds Series 2017 C, SIFMA Municipal Swap Index + 0.140% 3.55%, tender 6/1/23 (b)(c)	1,000,000	996,838
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	10,000	10,033
Port of Oakland Rev.:
Series 2017 D, 5% 11/1/24 (d)	100,000	101,683
Series 2017:
5% 11/1/23 (d)	395,000	396,719
5% 11/1/23 (Escrowed to Maturity) (d)	105,000	105,651
Series 2021 H:
5% 5/1/24 (d)	865,000	873,911
5% 5/1/24 (Escrowed to Maturity) (d)	65,000	65,992
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
Series 2019 B, 5% 7/1/25 (d)	1,000,000	1,019,127
Series 2020 C, 5% 7/1/23 (d)	545,000	545,345
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 A, 5% 1/1/24 (d)	655,000	658,468
Series 2019 H, 5% 5/1/25 (d)	680,000	695,205
Series 2022 A, 5% 5/1/26 (d)	2,000,000	2,075,887
Series 2023 A, 5% 5/1/25 (d)	400,000	408,424
San Jose Int. Arpt. Rev.:
Series 2021 A, 5% 3/1/24 (d)	1,000,000	1,006,975
Series 2021 B, 5% 3/1/24	500,000	506,033
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (Assured Guaranty Muni. Corp. Insured)	30,000	30,410
Southern California Pub. Pwr. Auth. Rev. Bonds Series 2020 C, 0.65%, tender 7/1/25 (b)	250,000	234,957
Vernon Elec. Sys. Rev. Series 2022 A, 5% 8/1/23	575,000	575,727
Washington Township Health Care District Rev. Series A, 5% 7/1/23	200,000	200,167
West Contra Costa Unified School District Series 2004 C, 0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	260,000	240,478
Western Placer Unified School District Spl. Tax Series 2020, 2% 6/1/25	1,400,000	1,339,948
TOTAL CALIFORNIA		127,778,665
Colorado - 1.1%
Colorado Bridge Enterprise Rev. Series 2017, 4% 6/30/24 (d)	1,330,000	1,330,855
Colorado Health Facilities Auth. Rev. Bonds:
Bonds:
Series 2016 C:
5%, tender 11/15/23 (b)	7,145,000	7,181,366
5%, tender 11/15/23 (b)	2,570,000	2,588,076
Series 2018 B, 5%, tender 11/20/25 (b)	660,000	682,844
Series 2019 B:
5%, tender 8/1/25 (b)	300,000	305,711
5%, tender 8/1/26 (b)	340,000	349,855
Series 2019 A, 5% 1/1/25	1,205,000	1,233,492
Series 2022 A, 5% 11/1/26	400,000	415,133
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	120,000	119,367
Series 2019 H, 4.25% 11/1/49	55,000	54,726
Colorado Reg'l. Trans. District (Denver Transit Partners Eagle P3 Proj.) Series 2020:
5% 1/15/24	750,000	752,431
5% 1/15/25	650,000	656,995
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2019 C, 5%, tender 11/15/24 (b)	300,000	303,293
Denver City & County Arpt. Rev.:
Series 2012 A, 5% 11/15/23 (d)	250,000	250,209
Series 2013 B, 5% 11/15/24	250,000	251,822
Series 2016 A, 5% 11/15/23	300,000	301,891
Series 2017 A, 5% 11/15/23 (d)	3,300,000	3,316,352
Series 2018 A:
5% 12/1/23 (d)	250,000	251,378
5% 12/1/29 (d)	185,000	197,315
Series 2020 B1:
5% 11/15/23 (d)	935,000	939,633
5% 11/15/24 (d)	6,775,000	6,890,878
Series 2022 A:
5% 11/15/24 (d)	1,000,000	1,017,104
5% 11/15/25 (d)	1,485,000	1,523,731
Series 2022 C, 5% 11/15/26	800,000	850,959
Series 2022 D:
5% 11/15/24 (d)	4,000,000	4,068,415
5.25% 11/15/26 (d)	775,000	812,509
Denver Convention Ctr. Hotel Auth. Series 2016, 5% 12/1/23	750,000	751,639
E-470 Pub. Hwy. Auth. Rev.:
Bonds Series 2021 B, U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.350% 3.74%, tender 9/1/24 (b)(c)	3,250,000	3,230,550
Series 2020 A:
5% 9/1/23	275,000	275,981
5% 9/1/24	450,000	458,917
5% 9/1/25	300,000	311,568
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2019 C, 2%, tender 10/15/24 (b)	2,500,000	2,428,436
Series 2021 C3A, 2%, tender 10/15/25 (b)	645,000	617,550
Vauxmont Metropolitan District Series 2019, 5% 12/15/23 (Assured Guaranty Muni. Corp. Insured)	120,000	120,788
TOTAL COLORADO		44,841,769
Connecticut - 1.6%
Connecticut Gen. Oblig.:
Series 2013 A, 4.4% 3/1/25 (b)	510,000	506,787
Series 2014 D, 5% 6/15/23	1,590,000	1,590,857
Series 2016 A, 5% 3/15/26	150,000	157,445
Series 2016 B, 5% 5/15/24	575,000	583,685
Series 2022 G:
5% 11/15/25	1,625,000	1,696,019
5% 11/15/26	1,000,000	1,063,699
Series A, 4% 1/15/25	3,500,000	3,539,779
Series C, 4% 6/1/24	525,000	528,222
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A4, 1.1%, tender 2/11/25 (b)	5,440,000	5,195,463
Series 2014 B, 1.8%, tender 7/1/24 (b)	545,000	531,058
Series 2015 A, 0.375%, tender 7/12/24 (b)	1,525,000	1,466,279
Series 2017 B, 0.55%, tender 7/3/23 (b)	6,050,000	6,031,601
Series 2017 C2, 2.8%, tender 2/3/26 (b)	4,175,000	4,083,163
Series X2, 0.25%, tender 2/9/24 (b)	11,565,000	11,261,883
Series 2013 N, 5% 7/1/24	100,000	100,154
Series 2014 A, 5% 7/1/27	390,000	394,963
Series 2019 A, 5% 7/1/26	260,000	265,690
Series 2020 K, 5% 7/1/23	250,000	250,244
Series 2022 M, 5% 7/1/26	200,000	206,242
Series L1:
4% 7/1/23	225,000	224,905
4% 7/1/25	600,000	595,323
Series N:
5% 7/1/23	830,000	829,845
5% 7/1/24	375,000	374,844
Connecticut Higher Ed. Supplemental Ln. Auth. Rev.:
(Chesla Ln. Prog.) Series B, 5% 11/15/23 (d)	425,000	427,297
Series 2017 B, 5% 11/15/23 (d)	125,000	125,795
Connecticut Hsg. Fin. Auth.:
Series 2016 E2, 2.1% 11/15/23 (d)	1,000,000	991,192
Series 2021, 0.45% 11/15/25	700,000	645,971
Series A2, 0.4% 11/15/23 (d)	300,000	295,765
Series C, 5% 11/15/23 (d)	710,000	713,518
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2015 A, 5% 8/1/23	1,370,000	1,373,300
Series 2021 C, 5% 1/1/25	190,000	195,053
Series 2022 B:
5% 1/1/24	10,000,000	10,090,235
5% 7/1/24	5,835,000	5,937,049
Hartford Gen. Oblig. Series 2015 C, 5% 7/15/25 (Assured Guaranty Muni. Corp. Insured)	920,000	954,128
New Haven Gen. Oblig. Series 2016 A, 5% 8/15/25 (Assured Guaranty Muni. Corp. Insured)	20,000	20,625
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/25	225,000	234,647
West Haven Gen. Oblig. Series 2021:
4% 9/15/23	290,000	290,281
4% 9/15/24	260,000	261,514
4% 9/15/25	255,000	257,767
4% 9/15/26	255,000	259,494
TOTAL CONNECTICUT		64,551,781
Delaware - 0.0%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (b)	565,000	533,755
Delaware Trans. Auth. Grant Series 2020, 5% 9/1/23	1,400,000	1,404,822
TOTAL DELAWARE		1,938,577
Delaware, New Jersey - 0.0%
Delaware River & Bay Auth. Rev. Series 2022, 5% 1/1/25	1,000,000	1,025,042
District Of Columbia - 1.1%
District of Columbia Hsg. Fin. Agcy. Multi-family Hsg. Rev. Bonds:
(218 Vine St. Apts. Proj.) Series 2020, 0.3%, tender 7/1/23 (b)	5,000,000	4,980,817
(Park Southern Apts. Proj.) Series 2020, 0.7%, tender 6/1/23 (b)	9,000,000	9,000,000
(The Strand Residences Proj.) Series 2019, 2.5%, tender 8/1/23 (b)	1,000,000	997,071
District of Columbia Income Tax Rev. Series 2022 C, 5% 12/1/27	1,000,000	1,091,375
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2014 A, 5% 10/1/26 (d)	160,000	161,618
Series 2017 A:
5% 10/1/24 (d)	115,000	116,698
5% 10/1/26 (d)	145,000	150,914
Series 2018 A, 5% 10/1/26 (d)	325,000	338,255
Series 2019 A:
5% 10/1/23 (d)	50,000	50,198
5% 10/1/25 (d)	155,000	159,337
Series 2020 A:
5% 10/1/23 (d)	640,000	642,536
5% 10/1/24 (d)	6,355,000	6,448,818
5% 10/1/25 (d)	530,000	544,829
Series 2021 A:
5% 10/1/23 (d)	9,750,000	9,788,633
5% 10/1/24 (d)	8,000,000	8,118,102
5% 10/1/26 (d)	920,000	957,521
Washington Metropolitan Area Transit Auth. Series 2023 A, 5% 7/15/24	400,000	407,179
TOTAL DISTRICT OF COLUMBIA		43,953,901
Florida - 2.1%
Brevard County Health Facilities Auth. Rev. Series 2023 A:
5% 4/1/26	290,000	297,925
5% 4/1/28	325,000	342,797
Brevard County School Board Ctfs. of Prtn. Series 2014, 5% 7/1/27	115,000	116,681
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/25 (d)	1,000,000	1,000,577
Series 2012 P1, 5% 10/1/23 (d)	235,000	235,184
Series 2013 A:
5% 10/1/23 (d)	600,000	602,001
5.25% 10/1/25 (d)	1,500,000	1,505,730
Series 2013 C, 5.25% 10/1/25	575,000	577,862
Series 2015 C, 5% 10/1/24 (d)	245,000	248,617
Series 2017, 5% 10/1/25 (d)	1,000,000	1,024,383
Series 2019 B, 5% 10/1/23 (d)	700,000	702,334
Broward County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/24	25,000	25,397
Central Florida Expressway Auth. Sr. Lien Rev. Series 2021, 5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	885,000	900,100
Citizens Property Ins. Corp. Series 2015 A1, 5% 6/1/25	2,550,000	2,597,359
Duval County School Board Ctfs. of Prtn. Series 2022 A:
5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	3,500,000	3,559,345
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	5,335,000	5,507,016
Escambia County Poll. Cont. Rev. (Gulf Pwr. Co. Proj.) Series 2003, 2.6% 6/1/23	2,500,000	2,500,000
Florida Board of Ed. Lottery Rev. Series 2014 A, 5% 7/1/24	200,000	200,266
Florida Dev. Fin. Corp. Edl. Facilities (Nova Southeastern Univ. Proj.) Series 2020 A:
5% 4/1/24	360,000	364,479
5% 4/1/25	200,000	203,949
Florida Keys Aqueduct Auth. Wtr. Rev. Series 2021 B, 5% 9/1/25	350,000	364,191
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/23	55,000	55,174
5% 10/1/24	45,000	45,507
5% 10/1/25	40,000	40,468
5% 10/1/26	45,000	45,633
Florida Muni. Pwr. Agcy. Rev.:
Series 2016 A, 5% 10/1/24	475,000	485,113
Series 2021 A:
5% 10/1/23	400,000	401,929
5% 10/1/24	450,000	459,581
5% 10/1/25	500,000	519,202
5% 10/1/26	300,000	317,543
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2015 A:
4% 10/1/24 (d)	1,040,000	1,043,609
5% 10/1/23 (d)	570,000	572,014
5% 10/1/23 (Escrowed to Maturity) (d)	40,000	40,143
5% 10/1/30 (Pre-Refunded to 10/1/25 @ 100) (d)	1,165,000	1,204,441
Series 2016 A, 5% 10/1/25 (Escrowed to Maturity) (d)	275,000	282,756
Series 2016:
5% 10/1/23 (d)	2,400,000	2,408,479
5% 10/1/24 (d)	285,000	288,468
Series 2017 A:
5% 10/1/25 (d)	30,000	30,664
5% 10/1/25 (Escrowed to Maturity) (d)	600,000	616,922
5% 10/1/26 (d)	10,000	10,354
5% 10/1/26 (Escrowed to Maturity) (d)	35,000	36,595
Series 2019 A, 5% 10/1/23 (d)	7,700,000	7,727,203
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/23	30,000	30,000
Hillsborough County Aviation Auth. Rev.:
Series 2013 A, 5.5% 10/1/24 (Pre-Refunded to 10/1/23 @ 100) (d)	685,000	688,780
Series 2015 A, 5% 10/1/44 (Pre-Refunded to 10/1/24 @ 100) (d)	4,000,000	4,060,092
Series 2022 A:
5% 10/1/23 (d)	110,000	110,374
5% 10/1/25 (d)	1,245,000	1,275,357
Series A:
5% 10/1/25 (Pre-Refunded to 10/1/23 @ 100) (d)	1,600,000	1,606,234
5% 10/1/26 (Pre-Refunded to 10/1/23 @ 100) (d)	580,000	582,260
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	230,000	236,809
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/23	160,000	160,761
5% 10/1/24	355,000	362,465
5% 10/1/25	275,000	285,624
5% 10/1/26	65,000	68,780
5% 10/1/27	55,000	59,344
Lakeland Hosp. Sys. Rev. Series 2016, 5% 11/15/26	1,500,000	1,562,533
Lee County Arpt. Rev.:
Series 2021 A:
5% 10/1/23 (d)	2,820,000	2,827,078
5% 10/1/24 (d)	745,000	754,065
5% 10/1/25 (d)	1,375,000	1,408,526
Series 2021 B:
5% 10/1/23 (d)	800,000	802,008
5% 10/1/24 (d)	1,250,000	1,265,210
5% 10/1/25 (d)	925,000	947,554
Manatee County School District Series 2017, 5% 10/1/24 (Assured Guaranty Muni. Corp. Insured)	30,000	30,631
Miami Dade County Hsg. Multifamily Hsg. Rev. Bonds Series 2023:
5%, tender 9/1/25 (b)	1,445,000	1,472,385
5%, tender 10/1/25 (b)	2,445,000	2,496,798
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/23 (d)	5,375,000	5,381,360
5% 10/1/24 (d)	200,000	200,264
Series 2020 A:
5% 10/1/23	2,250,000	2,258,544
5% 10/1/25	1,255,000	1,299,768
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.) Series 2013 A, 5% 7/1/23	45,000	45,065
Series 2014 B, 5% 7/1/23	70,000	70,077
Miami-Dade County Health Facilities Auth. Hosp. Rev. (Nicklaus Children's Hosp. Proj.) Series 2021 A:
5% 8/1/23	325,000	325,567
5% 8/1/24	600,000	607,797
5% 8/1/25	700,000	719,191
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. of Florida Proj.) Series 2018, 0.4%, tender 8/1/23 (b)(d)	1,250,000	1,240,309
Miami-Dade County School Board Ctfs. of Prtn. Series 2015 A, 5% 5/1/27 (Assured Guaranty Muni. Corp. Insured)	265,000	273,251
North Sumter County Util. Dependent District Series 2021, 4% 10/1/24 (Assured Guaranty Muni. Corp. Insured)	795,000	800,261
Okaloosa County School Board Series 2022 A, 5% 10/1/23	810,000	813,745
Okeechobee County Solid Waste Rev. Bonds (Waste Mgmt., Inc.-Okeechobee Landfill Proj.) Series 2004 A, 0.55%, tender 7/1/24 (b)	750,000	722,516
Orange County Hsg. Fin. Auth. Multi-family Rev. Bonds Series 2021 B, 0.55%, tender 7/1/24 (b)	1,450,000	1,384,594
Orlando Utils. Commission Util. Sys. Rev. Series 2013 A, 5% 10/1/24	250,000	256,078
Palm Beach County Edl. Facilities Auth. Series 2021, 4% 10/1/23	440,000	439,392
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23 (Escrowed to Maturity)	5,000	5,039
5% 12/1/24 (Escrowed to Maturity)	10,000	10,239
Palm Beach County School Board Ctfs. of Prtn. Series 2018 A, 5% 8/1/23	100,000	100,246
Pasco County Tax Alloc Series 2023 A, 5.25% 9/1/26 (Assured Guaranty Muni. Corp. Insured)	275,000	290,891
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (b)	325,000	310,678
Seminole County School Board Ctfs. of Prtn.:
Series 2012 A, 5% 7/1/23	120,000	120,140
Series 2016 C:
5% 7/1/25	20,000	20,726
5% 7/1/26	25,000	26,397
Tampa Health Sys. Rev. Series 2012 B, SIFMA Municipal Swap Index + 0.300% 3.71%, tender 12/27/23 (b)(c)	2,000,000	2,000,000
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 B:
5% 7/1/23	90,000	90,075
5% 7/1/24	75,000	75,897
5% 7/1/25	100,000	102,616
5% 7/1/26	175,000	181,905
5% 7/1/27	150,000	157,760
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/23	590,000	592,875
5% 10/15/24	1,000,000	1,015,276
5% 10/15/25	1,000,000	1,029,488
5% 10/15/26	750,000	782,972
5% 10/15/27	165,000	174,976
TOTAL FLORIDA		86,527,634
Georgia - 2.7%
Atlanta Arpt. Rev.:
Series 2014 C, 5% 1/1/24 (d)	1,295,000	1,302,968
Series 2020 B:
5% 7/1/24 (d)	1,400,000	1,417,044
5% 7/1/25 (d)	610,000	622,890
Series 2022 B, 5% 7/1/23 (d)	1,000,000	1,000,755
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 2013, 2.875%, tender 8/19/25 (b)	1,865,000	1,804,010
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/25	100,000	103,530
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994 4, 3.8%, tender 5/21/26 (b)	3,135,000	3,123,063
Series 1995 4, 3.8%, tender 5/21/26 (b)	2,500,000	2,488,404
Series 2008, 2.925%, tender 3/12/24 (b)	250,000	246,435
Series 2012, 2.875%, tender 8/19/25 (b)	2,000,000	1,934,595
Series 2013 1st, 2.925%, tender 3/12/24 (b)	990,000	975,881
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2017 E, 3.25%, tender 2/3/25 (b)	100,000	98,221
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (b)	1,075,000	1,081,737
Gainesville & Hall County Hosp. Auth. Rev. Series 2021 A, 5% 2/15/25	675,000	684,984
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2020 A:
4% 11/1/23	2,780,000	2,780,588
4% 11/1/24	200,000	200,584
4% 11/1/25	800,000	807,676
5% 1/1/24	2,105,000	2,117,951
5% 1/1/24	1,250,000	1,257,691
5% 11/1/26	870,000	911,719
Series 2021 A:
5% 1/1/24	170,000	171,046
5% 1/1/24	190,000	191,169
Series 2023 A:
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	275,000	283,923
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	270,000	278,980
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	300,000	314,603
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	310,000	325,461
Main Street Natural Gas, Inc.:
Bonds:
Series 2018 A, 4%, tender 9/1/23 (b)	14,750,000	14,756,904
Series 2018 B, 1 month U.S. LIBOR + 0.750% 4.123%, tender 6/1/23 (b)(c)	22,200,000	22,202,979
Series 2018 C, 4%, tender 12/1/23 (b)	3,155,000	3,158,061
Series 2018 E, SIFMA Municipal Swap Index + 0.570% 3.98%, tender 6/1/23 (b)(c)	12,500,000	12,482,755
Series 2019 B, 4%, tender 12/2/24 (b)	1,210,000	1,212,970
Series 2019 C, 4%, tender 9/1/26 (b)	3,125,000	3,112,965
Series 2022 C, 4%, tender 11/1/27 (b)(f)	2,500,000	2,409,072
Series 2021 A:
4% 9/1/24	500,000	500,156
4% 3/1/25	430,000	430,035
4% 9/1/25	400,000	400,103
Series 2021 C, 4% 12/1/23	1,470,000	1,469,352
Series 2022 A:
4% 12/1/23	735,000	734,461
4% 12/1/25	1,500,000	1,491,977
4% 12/1/26	245,000	243,835
Series 2022 B:
5% 6/1/24	600,000	604,004
5% 6/1/25	700,000	710,042
5% 6/1/26	800,000	817,108
Series 2023 A:
5% 6/1/24	550,000	552,764
5% 6/1/25	1,525,000	1,542,508
5% 6/1/26	2,100,000	2,138,989
Series 2023 B:
5% 3/1/24	250,000	251,542
5% 9/1/24	550,000	555,791
5% 3/1/25	765,000	776,549
5% 9/1/25	700,000	713,568
5% 3/1/26	930,000	952,932
Monroe County Dev. Auth. Poll. Cont. Rev.:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	435,000	412,200
Bonds:
(Georgia Pwr. Co. Plant Scherer Proj.):
Series 2009, 3.875%, tender 3/6/26 (b)	3,425,000	3,416,599
Series 2012, 3.875%, tender 3/6/26 (b)	1,250,000	1,246,934
Series 2023, 3.875%, tender 3/6/26 (b)	3,500,000	3,491,415
(Oglethorpe Pwr. Corp. Scherer Proj.) Series 2013 A, 1.5%, tender 2/3/25 (b)	1,500,000	1,416,102
Paulding County Hosp. Auth. Rev. Series 2022 A, 5% 4/1/24	365,000	368,315
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art & Design Projs.) Series 2021, 5% 4/1/25	600,000	613,983
TOTAL GEORGIA		111,712,878
Guam - 0.1%
Guam Pwr. Auth. Rev. Series 2022 A:
5% 10/1/23	2,370,000	2,374,075
5% 10/1/24	2,595,000	2,618,528
5% 10/1/25	870,000	886,353
TOTAL GUAM		5,878,956
Hawaii - 0.5%
Hawaii Arpts. Sys. Rev. Series 2022 B:
5% 7/1/23 (d)	5,000,000	5,002,547
5% 7/1/24 (d)	6,500,000	6,570,193
Hawaii Dept. of Budget & Fin. Spl. Purp. Rev.:
(Queens Health Sys. Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.140% 3.86%, tender 7/1/39 (b)(c)	485,000	485,000
Series 2017 A, 3.1% 5/1/26 (d)	2,175,000	2,094,655
Hawaii Gen. Oblig. Series 2020 A:
5% 7/1/24 (d)	655,000	665,060
5% 7/1/25 (d)	350,000	358,099
Honolulu City & County Gen. Oblig. Series 2022 A, 5% 11/1/26	815,000	867,588
Honolulu City & County Multi-family housing Rev. Bonds Series 2023, 5%, tender 6/1/26 (b)	2,080,000	2,154,689
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/23 (d)	30,000	30,027
5.25% 8/1/24 (d)	2,885,000	2,889,472
TOTAL HAWAII		21,117,330
Idaho - 0.1%
Idaho Health Facilities Auth. Rev. Series 2016, 5% 9/1/23	1,795,000	1,796,456
Idaho Hsg. & Fin. Assn Sales Tax Series 2023 A, 5% 8/15/25	1,465,000	1,523,378
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	35,000	34,616
TOTAL IDAHO		3,354,450
Illinois - 5.6%
Champaign County Cmnty. Unit Series 2020 A, 0% 1/1/26	800,000	724,742
Chicago Board of Ed.:
Series 2017 F, 5% 12/1/24	5,500,000	5,561,945
Series 2019 A, 5% 12/1/23	1,000,000	1,004,459
Chicago Gen. Oblig.:
Series 2002 B, 5% 1/1/25	1,650,000	1,681,569
Series 2015 C:
5% 1/1/25	2,565,000	2,614,076
5% 1/1/28	1,065,000	1,088,561
Series 2020 A, 5% 1/1/25	1,500,000	1,528,700
Chicago Heights Multifamily Hsg. Rev. Bonds (Olympic Village Apts. Proj.) Series 2022, 2.875%, tender 8/1/25 (b)	3,000,000	2,896,563
Chicago Ill St Univ. Rev. Series 1998, 5.5% 12/1/23	670,000	673,486
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2021 C, 5% 12/1/23	990,000	996,671
Chicago Midway Arpt. Rev.:
Series 2013 B:
5% 1/1/25	150,000	150,183
5% 1/1/26	275,000	275,257
Series 2014 A:
5% 1/1/24 (d)	1,000,000	1,005,580
5% 1/1/26 (d)	595,000	596,815
5% 1/1/27 (d)	615,000	617,321
5% 1/1/28 (d)	100,000	100,437
5% 1/1/29 (d)	675,000	678,266
Series 2014 B, 5% 1/1/26	140,000	140,987
Series 2016 A:
5% 1/1/24 (d)	1,000,000	1,005,580
5% 1/1/25 (d)	7,255,000	7,380,620
Chicago Multi-Family Hsg. Rev. Bonds Series 2022, 4%, tender 9/1/24 (b)	1,751,000	1,749,857
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2015 A, 5% 1/1/27 (d)	2,000,000	2,024,817
Series 2015 C:
5% 1/1/24 (d)	1,865,000	1,875,407
5% 1/1/26 (d)	680,000	687,637
Series 2016 A, 5% 1/1/24 (d)	305,000	306,702
Series 2017 D:
5% 1/1/24 (d)	1,000,000	1,005,580
5% 1/1/25 (d)	965,000	981,709
5% 1/1/27 (d)	85,000	88,070
Series 2022 A, 5% 1/1/25 (d)	2,340,000	2,380,517
Series 2022 C:
5% 1/1/24 (d)	2,000,000	2,011,161
5% 1/1/25 (d)	2,000,000	2,034,630
Chicago Transit Auth. Cap. Grant Receipts Rev.:
Series 2015, 5% 6/1/24	4,000,000	4,043,054
Series 2017:
5% 6/1/24	445,000	449,790
5% 6/1/25	25,000	25,604
5% 6/1/25	4,000,000	4,096,651
Series 2021, 5% 6/1/23	1,075,000	1,075,000
Cook County Gen. Oblig.:
Series 2021 A:
5% 11/15/23	4,550,000	4,571,731
5% 11/15/24	50,000	50,862
5% 11/15/25	50,000	51,742
Series 2021 B:
4% 11/15/23	865,000	865,290
4% 11/15/24	625,000	627,025
4% 11/15/25	465,000	470,401
4% 11/15/26	235,000	239,764
Series 2022 A:
5% 11/15/24	6,040,000	6,144,163
5% 11/15/25	2,290,000	2,369,798
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev.:
Series 1991 A, 0% 7/15/23 (Escrowed to Maturity)	300,000	298,674
Series 1991 B, 0% 7/15/25 (Escrowed to Maturity)	2,350,000	2,180,628
Illinois Fin. Auth.:
Bonds:
Series 2020 B, 5%, tender 11/15/24 (b)	1,450,000	1,462,125
Series 2022 B1, 5%, tender 8/15/25 (b)	1,060,000	1,088,331
Series 2013 A, 5% 6/1/23 (Escrowed to Maturity)	55,000	55,000
Series 2021 A, 5% 10/1/25	2,000,000	2,080,462
Series 2022 A, 5% 10/1/25	260,000	260,929
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	35,000	35,597
(Edward-Elmhurst Healthcare) Series 2017 A, 5% 1/1/25 (Escrowed to Maturity)	100,000	102,535
Bonds Series 2019, U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.200% 4.742%, tender 9/1/25 (b)(c)	1,970,000	1,960,012
Series 2014 A, 5% 10/1/26	500,000	510,514
Series 2015 A:
5% 11/15/24	150,000	152,566
5% 11/15/25	170,000	175,520
5% 11/15/26	95,000	98,270
Series 2015 B, 5% 11/15/24	45,000	45,770
Series 2016 A:
5% 8/15/24 (Escrowed to Maturity)	50,000	50,871
5% 7/1/25 (Escrowed to Maturity)	250,000	258,927
5% 8/15/35 (Pre-Refunded to 8/15/26 @ 100)	195,000	205,569
Series 2016 B, 5% 8/15/24	775,000	787,924
Series 2016:
5% 11/15/23	235,000	236,217
5% 11/15/24	245,000	249,608
5% 5/15/25	10,000	10,246
5% 12/1/25	430,000	443,239
5% 5/15/26	20,000	20,789
5% 5/15/27	25,000	25,995
Series 2017, 5% 1/1/25	50,000	51,361
Series 2018 A, 5% 5/15/24	250,000	253,119
Illinois Gen. Oblig.:
Series 2012:
5% 8/1/23	2,400,000	2,404,070
5% 8/1/23 (Assured Guaranty Muni. Corp. Insured)	8,000,000	8,018,214
Series 2013 A, 5% 4/1/24	795,000	797,102
Series 2013:
5% 7/1/23	1,700,000	1,701,372
5.5% 7/1/24	835,000	836,684
5.5% 7/1/25	1,000,000	1,002,017
5.5% 7/1/26	2,500,000	2,505,043
5.5% 7/1/33	3,000,000	3,006,051
5.5% 7/1/38	5,000,000	5,010,086
Series 2014:
5% 2/1/25	50,000	50,368
5% 5/1/27	500,000	504,907
Series 2016:
5% 2/1/24	450,000	453,504
5% 11/1/24	400,000	406,940
5% 2/1/25	4,775,000	4,874,155
5% 1/1/26	300,000	310,511
5% 2/1/26	1,235,000	1,280,016
Series 2017 A, 5% 12/1/23	750,000	754,341
Series 2017 D:
5% 11/1/23	8,135,000	8,172,790
5% 11/1/24	6,895,000	7,014,632
5% 11/1/25	920,000	949,649
5% 11/1/26	1,755,000	1,841,860
Series 2018 A:
5% 10/1/23	1,300,000	1,304,727
5% 10/1/26	1,340,000	1,404,358
6% 5/1/26	880,000	940,137
Series 2019 B:
5% 9/1/23	2,890,000	2,897,628
5% 9/1/25	3,000,000	3,088,402
Series 2020 B, 5% 10/1/28	1,030,000	1,113,439
Series 2020, 5.5% 5/1/24	225,000	228,450
Series 2021 A:
5% 3/1/24	2,000,000	2,017,647
5% 3/1/25	1,700,000	1,737,275
Series 2021 C, 4% 3/1/24	625,000	625,960
Series 2022 A, 5% 3/1/24	2,165,000	2,184,103
Series 2022 B:
5% 3/1/24	1,480,000	1,493,059
5% 3/1/25	4,325,000	4,419,832
5% 3/1/26	3,185,000	3,305,694
Series 2023 C:
5% 5/1/25	1,810,000	1,855,824
5% 5/1/26	1,500,000	1,562,394
5% 5/1/29	1,005,000	1,095,519
Series 2023 D:
5% 7/1/25	3,885,000	3,993,477
5% 7/1/26	5,000,000	5,222,384
Illinois Hsg. Dev. Auth. Bonds Series 2022 H, 3.47%, tender 12/1/23 (b)	12,000,000	11,961,394
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Bonds Series 2015, 4.41%, tender 5/15/25, LOC Fed. Home Ln. Bank, San Francisco (b)	2,425,000	2,428,970
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/24	420,000	423,945
Illinois Reg'l. Trans. Auth. Series 2017 A, 5% 7/1/24	285,000	289,589
Illinois Sales Tax Rev.:
Series 2013, 5% 6/15/24	400,000	400,334
Series 2016 D, 5% 6/15/23	1,500,000	1,499,982
Series 2021 A:
4% 6/15/23	3,175,000	3,175,766
4% 6/15/24	1,670,000	1,676,915
Series 2021 C:
5% 6/15/23	75,000	74,999
5% 6/15/24	85,000	85,909
5% 6/15/25	50,000	51,358
Joliet Wtrwks. & Swr. Rev. Series 2022, 5% 1/1/24	2,175,000	2,183,783
Kane County School District No. 131 Series 2020 A, 5% 12/1/23 (Assured Guaranty Muni. Corp. Insured)	290,000	291,669
Kane, Cook, DuPage, McHenry & DeKalb Counties Cmnty. College District #509 Elgin Series 2021 B:
4% 12/15/23	155,000	155,532
4% 12/15/24	450,000	454,240
Kane, McHenry, Cook & DeKalb Counties Unit School District #300 Series 2015 5% 1/1/27	395,000	401,718
Matteson Gen. Oblig.:
Series 2021 A, 4% 12/1/23	705,000	706,204
Series 2021 B, 4% 12/1/23	525,000	525,896
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	60,000	58,501
0% 1/15/24 (Escrowed to Maturity)	45,000	44,027
0% 1/15/25	110,000	103,081
0% 1/15/26	80,000	72,303
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	150,000	149,771
Series 2022 A, 3% 6/15/24	630,000	622,598
Metropolitan Pier & Exposition Auth. Hosp. Facilities Rev. Series 1996, 7% 7/1/26 (Escrowed to Maturity)	2,085,000	2,192,165
Northern Illinois Univ. Revs. Series 2020 B, 5% 4/1/26 (Build America Mutual Assurance Insured)	650,000	670,929
Peoria County Gen. Oblig. Series 2021 A, 4% 1/1/24	1,000,000	1,002,014
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/23	8,095,000	8,095,000
5% 6/1/24	8,920,000	9,037,834
Sales Tax Securitization Corp.:
Series 2023 C, 5% 1/1/24 (e)	2,525,000	2,532,868
Series 2023 D:
5% 1/1/24 (e)	1,260,000	1,263,926
5% 1/1/25 (e)	1,000,000	1,018,041
Upper Illinois River Valley Dev. Auth. Rev. Series 2018, 5% 12/1/24	300,000	303,356
TOTAL ILLINOIS		230,388,816
Indiana - 2.0%
Ctr. Grove Cmnty. School Corp. Series 2021 B, 4% 1/1/24	2,065,000	2,062,625
Fort Wayne Redev. Auth. (Grand Wayne Ctr. Proj.) Series 2022:
4% 2/1/24	770,000	772,031
4% 8/1/26	895,000	916,441
Hammond Multi-School Bldg. Corp. Series 2018, 5% 1/15/24	640,000	645,393
Indiana Dev. Fin. Auth. Envir. Rev. Bonds (Fulcrum Centerpoint, LLC Proj.) Series 2022, 4.5%, tender 11/15/23 (d)	13,000,000	12,956,971
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 4%, tender 10/2/23 (b)(d)	5,050,000	5,046,483
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 4%, tender 6/1/23 (b)(d)	4,000,000	4,000,000
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (b)	1,310,000	1,270,013
Indiana Fin. Auth. Hosp. Rev.:
Bonds Series 2011 M, 0.7%, tender 1/1/26 (b)	3,680,000	3,336,542
Series 2013, 5% 8/15/23	20,000	20,055
Indiana Fin. Auth. Rev.:
(Butler Univ. Proj.) Series 2019:
4% 2/1/24	200,000	200,514
4% 2/1/25	275,000	275,713
(Ohio River Bridges East End Crossing Proj.) Series 2013 A:
5% 7/1/44 (Pre-Refunded to 7/1/23 @ 100) (d)	10,000,000	10,010,590
5% 7/1/48 (Pre-Refunded to 7/1/23 @ 100) (d)	4,000,000	4,004,236
5.25% 1/1/51 (Pre-Refunded to 7/1/23 @ 100) (d)	4,500,000	4,505,656
Series 2016, 5% 9/1/26	205,000	215,993
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.) Series 2015 A:
5% 10/1/24	35,000	35,750
5% 10/1/25	35,000	35,745
Indiana Hsg. & Cmnty. Dev. Auth.:
Bonds Series 2022 A, 4.5%, tender 4/1/24 (b)	8,864,000	8,881,321
Series 2021 C1, 3% 1/1/52	980,000	933,046
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2017 A, 5% 1/1/25	705,000	722,764
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.):
Series 2015 I, 4% 1/1/24 (d)	4,000,000	3,990,925
Series 2016 A1:
5% 1/1/24 (d)	60,000	60,266
5% 1/1/25 (d)	65,000	65,926
Series 2019 D:
5% 1/1/24 (d)	270,000	271,198
5% 1/1/25 (d)	3,185,000	3,231,349
Indianapolis Arpt. Auth. Proj. Series 2019 D, 5% 1/1/26 (d)	1,000,000	1,027,829
Series 2021 A, 5% 6/1/23	255,000	255,000
Marion High School Bldg. Corp. Series 2021 A:
4% 1/15/24	240,000	240,567
4% 1/15/25	250,000	251,740
4% 7/15/25	255,000	258,124
Upland Econ. Dev. Rfdg. Rev. (Taylor Univ. Proj.) Series 2021, 4% 9/1/23	275,000	275,109
Vinton Tecumseh School Bldg. Corp. Series 2021:
3% 1/15/24	490,000	487,397
3% 7/15/25	515,000	507,999
Warrick County Envir. Impt. Rev. Bonds (Southern Indiana Gas and Elec. Co.) Series 2015, 0.875%, tender 9/1/23 (b)(d)	2,800,000	2,778,384
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2019 A, 5%, tender 6/5/26 (b)(d)	8,550,000	8,790,052
TOTAL INDIANA		83,339,747
Iowa - 0.1%
Iowa Fin. Auth. Rev. Series 2018 B, 5% 2/15/24	200,000	201,511
Iowa Fin. Auth. Solid Waste Facilities Bonds (Gevo NW Iowa RNG, LLC Renewable Natural Gas Proj.) Series 2021, 1.5%, tender 4/1/24, LOC Citibank NA (b)(d)	1,500,000	1,456,223
Iowa Higher Ed. Ln. Auth. Rev. (Grinnell College Proj.) Series 2017, 4% 12/1/24	250,000	252,787
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B, 5% 12/1/23 (d)	600,000	603,159
TOTAL IOWA		2,513,680
Kansas - 0.1%
Reno County Unified Scd # 308 Hu Series 2013, 3% 9/1/24	2,000,000	1,959,746
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/23	15,000	15,044
5% 9/1/25	15,000	15,535
TOTAL KANSAS		1,990,325
Kentucky - 0.9%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A:
5% 2/1/24	30,000	30,197
5% 2/1/25	20,000	20,290
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (b)	500,000	451,369
Hazard Healthcare Rev. Series 2021:
5% 7/1/23	350,000	350,293
5% 7/1/24	230,000	232,800
Intloc Sct Cfts Prtn. Series 2023, 4% 3/1/26	1,160,000	1,160,374
Kenton County Arpt. Board Arpt. Rev. Series 2016, 5% 1/1/24	200,000	201,759
Kentucky Asset/Liability Commission Gen. Fund Rev. Series 2021 A, 5% 11/1/24	435,000	444,612
Kentucky Bond Dev. Corp. Edl. Facilities (Transylvania Univ. Proj.) Series 2021 A, 4% 3/1/25	340,000	341,282
Kentucky Econ. Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 4%, tender 6/1/23 (b)(d)	2,500,000	2,500,000
Kentucky Higher Ed. Student Ln. Corp. Rev. Series 2019 A1 5% 6/1/23 (d)	250,000	250,000
Kentucky Hsg. Corp. Multi-family Rev. Bonds (Cambridge Square Proj.) Series 2021, 0.3%, tender 2/1/24 (b)	3,500,000	3,398,304
Kentucky State Property & Buildings Commission Rev.:
Series 2013 A, 5% 10/1/23	365,000	366,869
Series 2015, 4% 8/1/25	200,000	202,156
Series 2016 B:
5% 11/1/23	2,730,000	2,747,726
5% 11/1/24	285,000	291,853
Series 2016:
3% 2/1/24	350,000	348,688
5% 11/1/23	1,435,000	1,444,199
5% 2/1/24	275,000	277,927
5% 10/1/24	425,000	434,550
Series A, 5% 11/1/25	350,000	363,518
Series B:
5% 8/1/23	1,820,000	1,824,505
5% 8/1/25	300,000	310,311
Kentucky State Univ. Ctfs. of Prtn. (Kentucky State Univ. Proj.) Series 2021, 5% 11/1/25	280,000	290,353
Kentucky, Inc. Pub. Energy Bonds:
Series 2018 A, 4%, tender 4/1/24 (b)	2,045,000	2,042,249
Series 2018 B, 4%, tender 1/1/25 (b)	225,000	224,790
Series 2019 A1, 4%, tender 6/1/25 (b)	1,000,000	997,158
Series A, 4%, tender 6/1/26 (b)	245,000	244,136
Series C1, 4%, tender 6/1/25 (b)	6,520,000	6,501,473
Louisville & Jefferson County Bonds:
Series 2020 B, 5%, tender 10/1/23 (b)	3,040,000	3,049,134
Series 2020 C, 5%, tender 10/1/26 (b)	2,015,000	2,082,484
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A:
5% 7/1/23 (d)	1,750,000	1,751,322
5% 7/1/24 (d)	155,000	156,723
Rural Wtr. Fing. Agcy. Pub. Proj. Series 2023 A, 3.9% 11/1/25	2,500,000	2,490,156
TOTAL KENTUCKY		37,823,560
Louisiana - 0.8%
Lake Charles Hbr. & Term. Rev. Bonds (Big Lake Fuels LLC Proj.) Series 2021, 1%, tender 12/1/24 (b)(d)	1,300,000	1,223,899
Louisiana Gas & Fuel Tax Rev. Bonds Series 2022 A, U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 4.042%, tender 5/1/26 (b)(c)	3,940,000	3,845,387
Louisiana Gen. Oblig.:
Series 2015 A, 5% 5/1/24	350,000	355,435
Series 2016 D, 5% 9/1/24	155,000	158,358
Louisiana Local Govt. Envir. Facilities and Cmnty. Dev. Auth. Bonds (East Baton Rouge Sewerage Commission Proj.) Series 2020 B, 0.875%, tender 2/1/25 (b)	4,000,000	3,784,972
Louisiana Pub. Facilities Auth. Hosp. Rev. Bonds (Louisiana Children's Med. Ctr. Proj.) Series 2015 A3, 5%, tender 6/1/23 (b)	3,600,000	3,600,000
Louisiana Stadium and Exposition District Series 2021, 4% 7/3/23	7,510,000	7,510,363
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/24 (d)	1,600,000	1,609,478
5% 1/1/25 (d)	1,750,000	1,781,917
Series 2017 B:
5% 1/1/24 (d)	20,000	20,118
5% 1/1/25 (d)	5,000	5,091
5% 1/1/26 (d)	215,000	220,770
Series 2017 D2:
5% 1/1/24 (d)	15,000	15,089
5% 1/1/25 (d)	115,000	117,097
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017:
2.1%, tender 7/1/24 (b)	4,735,000	4,630,950
4.05%, tender 7/1/26 (b)	3,045,000	3,023,165
State of Louisiana Grant Anticipation Rev. Series 2021:
5% 9/1/23	865,000	868,410
5% 9/1/24	785,000	802,006
TOTAL LOUISIANA		33,572,505
Maine - 0.2%
Maine Fin. Auth. Student Ln. Rev. Series 2019 A, 5% 12/1/23 (Assured Guaranty Muni. Corp. Insured) (d)	500,000	502,510
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2021 A:
5% 7/1/24	500,000	506,617
5% 7/1/25	500,000	513,587
5% 7/1/26	975,000	1,014,914
Maine Hsg. Auth. Mtg. Bonds Series 2023 B, 3.125%, tender 5/1/24 (b)	4,180,000	4,152,644
Maine Tpk. Auth. Tpk. Rev. Series 2015, 5% 7/1/26	250,000	259,336
TOTAL MAINE		6,949,608
Maryland - 1.5%
Baltimore Proj. Rev. Series 2017 D:
5% 7/1/24	70,000	71,299
5% 7/1/25	75,000	77,648
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	105,000	98,294
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	135,000	133,527
Series 2021 A, 4.5% 11/1/23 (f)	4,000,000	3,953,409
Series 2021 C:
0.375% 7/1/23	260,000	259,278
0.6% 7/1/24	560,000	540,708
Series 2022 D, 3.15% 7/1/24	4,000,000	3,903,015
Series 2022 I, 4.375% 1/1/25 (f)	12,000,000	11,885,478
Series 2022, 1.33% 1/1/24 (f)	5,000,000	4,880,250
Series 2023 B:
2.75% 6/1/25	3,055,000	3,002,891
2.75% 8/1/25	1,160,000	1,138,006
Series A, 0.25% 9/1/23	775,000	768,257
Maryland Dept. of Trans.:
Series 2022 A, 5% 12/1/23	95,000	95,785
Series 2022 B, 5% 12/1/24	220,000	225,190
Maryland Dept. of Trans. County Trans. Rev. Series 2018, 5% 12/1/23	130,000	131,036
Maryland Econ. Dev. Corp. Student Hsg. Rev. (Univ. of Maryland, College Park Projs.) Series 2016, 4% 6/1/24 (Assured Guaranty Muni. Corp. Insured)	1,330,000	1,333,495
Maryland Health & Higher Edl. Bonds Series 2020, 5%, tender 7/1/25 (b)	2,505,000	2,554,160
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Series 2014, 5% 7/1/39 (Pre-Refunded to 7/1/24 @ 100)	8,225,000	8,361,831
Series 2015:
5% 7/1/23	20,000	20,011
5% 7/1/24	45,000	45,405
5% 7/1/25	40,000	40,741
5% 7/1/25 (Pre-Refunded to 7/1/24 @ 100)	1,145,000	1,162,829
Maryland Stadium Auth. Built to Learn Rev.:
Series 2021, 5% 6/1/23	1,250,000	1,250,000
Series 2022 A:
5% 6/1/23	600,000	600,000
5% 6/1/26	850,000	893,577
Maryland Trans. Auth. Passenger Facility Charge Rev. Series 2012 B:
2.5% 6/1/26 (d)	670,000	630,277
2.625% 6/1/27 (d)	550,000	512,975
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2021 A, 5% 7/1/24	1,250,000	1,272,128
Montgomery County Gen. Oblig.:
Bonds Series 2013 MD, 3.28%, tender 6/1/23 (b)	5,000,000	5,000,000
Series 2022 A:
5% 8/1/24	1,000,000	1,020,096
5% 8/1/25	530,000	551,257
5% 8/1/26	1,000,000	1,061,630
Prince Georges County Gen. Oblig. Series 2020 A, 5% 7/15/23	2,450,000	2,454,475
TOTAL MARYLAND		59,928,958
Massachusetts - 1.1%
Boston Hsg. Auth. Cap. Prog. Series 2020 B, 5% 4/1/24	475,000	481,261
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2016 A, 0% 7/1/23	355,000	353,867
Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev. Bonds Series 2021, 0.25%, tender 7/1/23 (b)	1,750,000	1,741,441
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds:
(Partners Healthcare Sys., Inc. Proj.) Series 2017 S-4, 5%, tender 1/25/24 (b)	5,700,000	5,747,017
Series 2011 N, 0.45%, tender 7/1/25 (b)	3,505,000	3,236,477
Series 2016 I:
5% 7/1/23	15,000	15,010
5% 7/1/24	25,000	25,207
5% 7/1/25	20,000	20,343
5% 7/1/26	20,000	20,665
Series 2019 A, 5% 7/1/24	155,000	156,887
Series 2019 O:
5% 12/1/23	130,000	130,876
5% 12/1/24	100,000	102,183
Series 2021 A, 5% 6/1/23	360,000	360,000
Series C:
5% 10/1/23 (Assured Guaranty Muni. Corp. Insured)	350,000	351,283
5% 10/1/24 (Assured Guaranty Muni. Corp. Insured)	325,000	330,052
Massachusetts Edl. Fing. Auth. Rev.:
Series 2014 I, 5% 1/1/25 (d)	2,000,000	2,027,879
Series 2014, 5% 1/1/24 (d)	5,000,000	5,030,191
Series 2015 A, 5% 1/1/24 (d)	8,250,000	8,299,815
Series 2016 J, 5% 7/1/23 (d)	725,000	725,494
Series 2016, 5% 7/1/24 (d)	535,000	539,818
Series 2017 A, 5% 7/1/25 (d)	690,000	703,612
Series 2020 C, 5% 7/1/23 (d)	375,000	375,280
Series 2021 B:
5% 7/1/24 (d)	750,000	757,149
5% 7/1/25 (d)	1,575,000	1,606,071
Series 2022 B:
5% 7/1/24 (d)	270,000	272,716
5% 7/1/25 (d)	585,000	596,541
5% 7/1/26 (d)	365,000	376,499
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Partners Healthcare Sys., Inc. Proj.) Series 2007 G2, 3.99%, tender 6/7/23 (Assured Guaranty Muni. Corp. Insured) (b)	8,815,000	8,815,000
Bonds Series I, 0.7%, tender 7/1/25 (b)	395,000	367,277
Massachusetts Port Auth. Rev.:
Series 2017 A:
5% 7/1/24 (d)	900,000	911,147
5% 7/1/25 (d)	25,000	25,589
Series 2019 C, 5% 7/1/24 (d)	345,000	349,273
Series 2021 E, 5% 7/1/23 (d)	500,000	500,386
TOTAL MASSACHUSETTS		45,352,306
Michigan - 0.5%
Carman-Ainsworth Cmnty. School District Series 2021, 4% 5/1/24	1,335,000	1,339,864
Chippewa Valley Schools Series 2016 B, 5% 5/1/24	200,000	202,925
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	550,000	558,564
Grand Traverse County Hosp. Fin. Auth.:
Series 2019 B, 5% 7/1/23	255,000	255,255
Series 2021:
5% 7/1/24	650,000	659,430
5% 7/1/25	480,000	495,574
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2018 A, 5% 7/1/25	2,500,000	2,578,066
Grosse Ile Township School District Unltd. Tax Gen. Oblig. Series 2016, 2% 5/1/24	125,000	122,430
Huron School District Series 2019, 5% 5/1/24	205,000	207,943
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/24	10,000	10,115
5% 5/15/25	15,000	15,341
5% 5/15/26	15,000	15,592
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 3.66%, tender 12/27/23 (b)(c)	1,000,000	1,000,000
Ludington Area School District (Michigan School Bond Qualification and Ln. Prog.) Series 2022 II, 5% 11/1/25	1,230,000	1,286,534
Michigan Fin. Auth. Rev.:
Bonds:
Series 2013 M1, 3.28%, tender 6/1/23 (b)	5,000,000	5,000,000
Series 2016 E1, 4%, tender 8/15/24 (b)	3,405,000	3,411,715
Series 2015 A, 5% 8/1/23 (Escrowed to Maturity)	300,000	300,733
Series 2015 D1:
0.4% 10/15/23	650,000	636,530
0.55% 10/15/24	300,000	287,065
0.75% 10/15/25	250,000	234,025
Series 2015 MI, 5% 12/1/24	100,000	102,418
Series 2016, 5% 11/15/23	225,000	226,145
Michigan Hosp. Fin. Auth. Rev. Bonds Series 2010 F1, 4%, tender 6/1/23 (b)	200,000	200,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series 2022 A, 2.5% 6/1/25	630,000	614,470
Michigan Strategic Fund Exempt Facilities Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.58%, tender 8/1/24 (b)(d)	150,000	144,139
Portage Pub. Schools Series 2016:
5% 5/1/24	40,000	40,574
5% 11/1/24	45,000	46,038
5% 5/1/25	25,000	25,788
5% 11/1/25	25,000	26,078
5% 11/1/28	20,000	21,002
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D, 5% 9/1/23 (Escrowed to Maturity)	345,000	346,291
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J, 5% 7/1/23	250,000	250,230
Wayne State Univ. Revs. Series 2013 A, 4% 11/15/23	350,000	350,664
Wayne-Westland Cmnty. Schools Series 2019, 5% 11/1/24	335,000	342,170
TOTAL MICHIGAN		21,353,708
Minnesota - 0.7%
Central Muni. Pwr. Agcy. Rev. Series 2021, 5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	265,000	271,801
Maple Grove Health Care Sys. Rev. Series 2017, 5% 5/1/25	800,000	813,742
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2017 A, 5% 11/15/23	355,000	357,157
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A, 5% 1/1/28	215,000	216,616
Series 2016, 5% 1/1/25	620,000	636,490
Series 2019 C, 5% 1/1/26	380,000	396,176
Series 2022 B:
5% 1/1/24 (d)	1,860,000	1,872,510
5% 1/1/25 (d)	195,000	198,677
5% 1/1/26 (d)	470,000	481,918
5% 1/1/27 (d)	1,580,000	1,637,066
Minneapolis Health Care Sys. Rev. Bonds Series 2023 A, 5%, tender 11/15/28 (b)	6,000,000	6,443,016
Minnesota Gen. Oblig. Series 2021 B, 5% 9/1/25	3,425,000	3,566,901
Minnesota Hsg. Fin. Agcy.:
Bonds Series 2018 D, SIFMA Municipal Swap Index + 0.430% 3.84%, tender 6/1/23 (b)(c)	1,775,000	1,774,739
Series 2021 A:
0.5% 7/1/23 (d)	185,000	184,460
0.625% 1/1/24 (d)	380,000	372,367
Series 2022 A:
5% 8/1/25	1,155,000	1,196,412
5% 8/1/26	1,300,000	1,371,255
Series 2022 B:
5% 8/1/23	570,000	571,383
5% 8/1/26	100,000	105,481
Series H, 0.65% 1/1/24 (d)	180,000	176,510
Minnesota Muni. Gas Agcy. Rev.:
Bonds Series 2022 A, 4%, tender 12/1/27 (b)	1,725,000	1,737,290
Series 2022 A, 4% 12/1/24	2,700,000	2,702,288
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	50,000	50,578
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017, 5% 1/1/24	35,000	35,292
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/27 (Pre-Refunded to 11/15/25 @ 100)	400,000	416,748
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 1994 A, 0% 1/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	290,000	283,631
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A, 5% 1/1/24	20,000	20,174
TOTAL MINNESOTA		27,890,678
Mississippi - 0.3%
Jackson Gen. Oblig. Series 2021, 5% 3/1/24	500,000	502,204
Mississippi Dev. Bank Spl. Oblig. (Jackson Mississippi Sales Tax Rev. Infrastructure Proj.) Series 2020, 5% 9/1/24	740,000	746,803
Mississippi Hosp. Equip. & Facilities Auth. Bonds Series 2020 A2, 3.15%, tender 8/30/23 (b)	11,000,000	10,971,415
TOTAL MISSISSIPPI		12,220,422
Missouri - 0.4%
Barry County Ctfs. Prtn. Law Enforcement Ctr. Proj. Series 2023:
5% 10/1/25	215,000	220,242
5% 10/1/26	550,000	569,115
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/24	15,000	15,061
5% 3/1/25	15,000	15,153
5% 3/1/26	20,000	20,265
Jackson County Spl. Oblig. Series 2023 A, 5% 12/1/28	1,000,000	1,084,959
Missouri Health & Edl. Facilities Rev.:
Bonds Series 2021 B, 4%, tender 5/1/26 (b)	1,500,000	1,521,602
Series 2014 A, 5% 6/1/24	1,000,000	1,013,112
Series 2020, 5% 11/15/23	815,000	819,770
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	65,000	64,248
Missouri State Pub. Util. Commn Rev. Series 2022, 0.75% 8/1/23	10,000,000	9,930,674
Ozarks Technical Cmnty. College Series 2021, 5% 3/1/25	225,000	231,075
Saint Louis Arpt. Rev.:
Series 2017 B, 5% 7/1/24 (Assured Guaranty Muni. Corp. Insured) (d)	250,000	252,911
Series 2019 B:
5% 7/1/23 (d)	385,000	385,275
5% 7/1/24 (d)	400,000	404,446
5% 7/1/25 (d)	420,000	428,875
Series 2022 A, 5% 7/1/24 (d)	565,000	571,281
TOTAL MISSOURI		17,548,064
Montana - 0.0%
Montana Board Hsg. Single Family:
Series 2019 B, 4% 6/1/50	30,000	29,652
Series 2022 A, 3% 6/1/52	265,000	252,743
Series A1, 3.5% 6/1/50	355,000	346,443
TOTAL MONTANA		628,838
Nebraska - 0.6%
Central Plains Energy Proj. Gas Supply:
Bonds Series 2019:
2.5%, tender 8/1/25 (b)	1,000,000	963,761
4%, tender 8/1/25 (b)	4,050,000	4,054,847
Series 2019, 4% 8/1/23	580,000	580,118
Gretna Ctfs. of Prtn.:
Series 2021, 4% 12/15/25	2,620,000	2,635,644
Series 2022, 5% 12/15/25	4,000,000	4,096,043
Lincoln Arpt. Auth. Series 2021, 5% 7/1/23 (d)	725,000	725,667
Muni. Energy Agcy. of Nebraska Pwr. Swr. Rev. Series 2022 A:
5% 4/1/24	1,690,000	1,712,555
5% 4/1/25	2,835,000	2,916,791
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (d)	90,000	88,412
Series 2022 B:
5% 3/1/24 (d)	1,050,000	1,057,709
5% 9/1/24 (d)	1,065,000	1,078,933
Nebraska Pub. Pwr. District Rev.:
Bonds Series 2020 A, 0.6%, tender 6/22/23 (b)	5,800,000	5,790,430
Series 2016 C, 5% 1/1/25	200,000	205,350
Omaha Pub. Pwr. District Elec. Rev. Series A, 5% 2/1/25	200,000	205,861
TOTAL NEBRASKA		26,112,121
Nevada - 0.8%
Clark County Arpt. Rev. Series 2021 B:
5% 7/1/23 (d)	2,500,000	2,501,478
5% 7/1/24 (d)	2,145,000	2,166,578
5% 7/1/25 (d)	795,000	811,799
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev.:
Series 2017 B, 5% 7/1/25 (d)	665,000	679,052
Series 2019 E:
5% 7/1/25	100,000	103,530
5% 7/1/27	275,000	295,052
Clark County Poll. Cont. Rev. Bonds (Nevada Pwr. Co. Proj.) Series 2017, 3.75%, tender 3/31/26 (b)	2,065,000	2,067,126
Clark County School District:
Series 2016 A, 5% 6/15/23	225,000	225,101
Series 2017 C, 5% 6/15/24	200,000	202,937
Series 2017 D:
5% 6/15/24	400,000	400,444
5% 6/15/25	350,000	350,465
Series 2018 A:
5% 6/15/23	435,000	435,194
5% 6/15/24	685,000	695,060
5% 6/15/25	315,000	324,912
Series 2020 A, 3% 6/15/23	950,000	949,646
Series 2021 C, 5% 6/15/25	2,655,000	2,738,543
Las Vegas Convention & Visitors Auth. Series 2021:
5% 7/1/23	1,000,000	1,000,920
5% 7/1/24	1,000,000	1,014,295
Nevada Dept. of Bus. & Industry Bonds:
(Republic Svcs., Inc. Proj.) Series 2001, 3.75%, tender 6/1/23 (b)(d)(f)	6,600,000	6,600,000
Series 2023 A, 3.7%, tender 1/31/24 (b)(d)(f)	10,000,000	9,970,556
Nevada Gen. Oblig. Series 2013 F1, 5% 3/1/25	250,000	250,317
Nevada Hsg. Division Bonds Series 2022, 5%, tender 12/14/24 (b)	875,000	885,294
TOTAL NEVADA		34,668,299
New Hampshire - 0.2%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B, 5% 8/15/25	1,140,000	1,164,901
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2018 A, 3.785%, tender 6/1/23 (b)(d)	5,000,000	4,891,736
Series 2019 A2, 2.15%, tender 7/1/24 (b)(d)	555,000	543,952
New Hampshire Bus. Fin. Auth. Wtr. Facility (Pennichuck Wtr. Works, Inc. Proj.) Series 2014 A, 5% 1/1/24 (Escrowed to Maturity) (d)	260,000	261,555
New Hampshire Health & Ed. Facilities Auth. Rev. Series 2012, 5% 7/1/27	120,000	120,104
TOTAL NEW HAMPSHIRE		6,982,248
New Jersey - 3.2%
Burlington County Bridge Commission Lease Rev. (Governmental Leasing Prog.) Series 2021, 4% 4/1/24	425,000	427,362
Gloucester County Impt. Auth. Rev. Series 2021, 0.6% 3/1/24	2,400,000	2,319,490
New Brunswick Parking Auth. Rev. Series 2020 B:
5% 9/1/23	675,000	677,325
5% 9/1/25	850,000	880,344
New Jersey Econ. Dev. Auth.:
Series 2022 A:
5% 11/1/25	1,000,000	1,035,565
5% 11/1/26	1,100,000	1,156,004
Series 2023 RRR:
5% 3/1/24	5,000,000	5,040,390
5% 3/1/25	2,680,000	2,736,806
5% 3/1/26	5,065,000	5,263,397
Series 2024 SSS:
5% 6/15/26 (e)	1,970,000	2,005,527
5% 6/15/27 (e)	155,000	159,301
Series QQQ:
5% 6/15/23	420,000	420,164
5% 6/15/24	300,000	303,490
5% 6/15/25	385,000	396,196
5% 6/15/26	555,000	579,619
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 11/1/24	515,000	523,526
(Provident Montclair Proj.) Series 2017:
5% 6/1/23 (Assured Guaranty Muni. Corp. Insured)	25,000	25,000
5% 6/1/24 (Assured Guaranty Muni. Corp. Insured)	20,000	20,292
(The Goethals Bridge Replacement Proj.) Series 2013, 5% 1/1/24 (d)	350,000	351,749
Series 2005 N1, 5.5% 9/1/23	350,000	351,369
Series 2014 UU, 5% 6/15/24	400,000	404,653
Series 2015 B, 5.25% 7/1/25	1,285,000	1,332,308
Series 2015 XX:
4% 6/15/24	545,000	545,857
5% 6/15/23	75,000	75,029
Series 2019:
5.25% 9/1/23 (f)	5,000,000	5,016,520
5.25% 9/1/24 (f)	4,785,000	4,867,859
5.25% 9/1/26 (f)	1,510,000	1,593,922
Series UU, 3.1% 6/15/23	575,000	574,838
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.:
(New Jersey-American Wtr. Co., Inc. Proj.):
Series 2020 C, 1.15% 6/1/23 (d)	2,500,000	2,500,000
Series 2020 E, 0.85% 12/1/25 (d)	1,600,000	1,434,349
Bonds (New Jersey-American Wtr. Co., Inc.) Series 2020, 1.2%, tender 6/1/23 (b)(d)	2,000,000	2,000,000
New Jersey Edl. Facility:
Series 2016 A:
5% 7/1/23	75,000	75,069
5% 7/1/24	175,000	177,372
Series 2016 D, 5% 7/1/25	1,860,000	1,924,519
New Jersey Gen. Oblig.:
Series 2013:
4% 6/1/30 (Pre-Refunded to 6/1/23 @ 100)	5,505,000	5,505,000
5% 6/1/23	580,000	580,000
Series 2014, 5% 6/1/24	385,000	390,728
Series 2020 A:
4% 6/1/23	22,985,000	22,985,000
5% 6/1/24	1,530,000	1,552,765
5% 6/1/25	2,330,000	2,405,350
Series 2021, 2% 6/1/25	840,000	805,641
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds Series 2019 B2, 5%, tender 7/1/25 (b)	150,000	154,319
Series 2016 A:
5% 7/1/24	25,000	25,400
5% 7/1/24 (Escrowed to Maturity)	20,000	20,333
5% 7/1/24 (Escrowed to Maturity)	10,000	10,161
5% 7/1/25 (Escrowed to Maturity)	10,000	10,337
5% 7/1/26 (Escrowed to Maturity)	5,000	5,267
5% 7/1/27 (Pre-Refunded to 7/1/26 @ 100)	5,000	5,267
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2015 1A, 5% 12/1/24 (d)	55,000	55,735
Series 2016 1A:
5% 12/1/23 (d)	1,400,000	1,407,028
5% 12/1/24 (d)	1,430,000	1,449,104
Series 2017 1A:
5% 12/1/23 (d)	4,195,000	4,216,470
5% 12/1/25 (d)	420,000	429,908
Series 2018 B, 5% 12/1/24 (d)	4,000,000	4,050,537
Series 2019 A:
5% 12/1/23	4,260,000	4,290,801
5% 12/1/24	270,000	275,576
Series 2020 A, 5% 12/1/23 (d)	1,500,000	1,507,898
Series 2020:
5% 12/1/23 (d)	945,000	949,744
5% 12/1/24 (d)	675,000	684,018
Series 2021 A:
5% 12/1/23 (d)	200,000	201,053
5% 12/1/24 (d)	330,000	334,409
5% 12/1/25 (d)	700,000	716,514
Series 2021 B, 5% 12/1/24 (d)	570,000	577,202
Series 2023 B:
5% 12/1/25 (d)	1,800,000	1,842,464
5% 12/1/28 (d)	1,000,000	1,054,081
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev. Series 2021 B, 0.5% 11/1/23	670,000	661,028
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.:
Series 2019 D, 4% 4/1/25 (d)	150,000	149,116
Series 2021 H, 0.35% 4/1/24	775,000	752,594
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/23	4,455,000	4,455,000
5% 6/1/24	4,500,000	4,554,552
5% 6/1/25	825,000	848,029
New Jersey Trans. Trust Fund Auth.:
Series 2005 B, 5.25% 12/15/23	470,000	473,535
Series 2006 A, 5.25% 12/15/23 (Assured Guaranty Muni. Corp. Insured)	500,000	504,238
Series 2008 A, 0% 12/15/25	1,000,000	911,171
Series 2010 A, 0% 12/15/25	510,000	464,697
Series 2010 D, 5.25% 12/15/23	555,000	559,174
Series 2013 AA, 5% 6/15/23	785,000	785,307
Series 2016 A, 5% 6/15/27	90,000	93,966
Series 2016 A1, 5% 6/15/24	800,000	812,156
Series 2016 A2, 5% 6/15/23	1,205,000	1,205,592
Series 2018 A:
5% 6/15/23	445,000	445,219
5% 6/15/24	755,000	766,473
Series 2022 AA:
5% 6/15/23	150,000	150,059
5% 6/15/24	330,000	333,839
5% 6/15/25	2,220,000	2,284,559
Series 2023 AA:
5% 6/15/25	2,250,000	2,315,431
5% 6/15/26	425,000	444,102
Series A:
5% 12/15/23	365,000	367,266
5% 12/15/24	210,000	213,833
5% 12/15/25	200,000	207,553
Series D, 5% 12/15/23	480,000	482,980
The Board of Ed. of Newark Series 2021:
5% 7/15/25 (Build America Mutual Assurance Insured)	250,000	258,235
5% 7/15/26 (Build America Mutual Assurance Insured)	300,000	314,725
TOTAL NEW JERSEY		131,507,750
New Mexico - 0.2%
Farmington Poll. Cont. Rev. Bonds (Pub. Svc. Co. of New Mexico San Juan Proj.) Series 2010 D, 3.9%, tender 6/1/28 (b)(e)	3,000,000	2,995,642
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/23 (d)	750,000	751,613
5% 9/1/24 (d)	1,000,000	1,012,474
New Mexico Mtg. Fin. Auth. Series 2019 C, 4% 1/1/50	335,000	331,148
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (b)	1,070,000	1,092,537
Series 2019 A:
4% 11/1/23	645,000	645,638
4% 11/1/24	250,000	250,730
4% 5/1/25	960,000	963,554
Santa Fe Pub. School District Gen. Oblig. Series 2021, 4% 8/1/23	450,000	450,322
TOTAL NEW MEXICO		8,493,658
New York - 3.6%
Dorm. Auth. New York Univ. Rev. Series 2016 A, 5% 7/1/24	40,000	40,466
Hempstead Local Dev. Corp. Rev. (Adelphi Univ. Proj.) Series 2021:
5% 6/1/23	400,000	400,000
5% 6/1/24	940,000	953,248
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A, 5% 2/15/25	805,000	830,844
Long Island Pwr. Auth. Elec. Sys. Rev. Bonds:
Series 2019 B, 1.65%, tender 9/1/24 (b)	1,055,000	1,023,238
Series 2020 B, 0.85%, tender 9/1/25 (b)	7,060,000	6,581,361
Series 2021 B, 1.5%, tender 9/1/26 (b)	470,000	432,986
Monroe County Indl. Dev. Corp.:
(The Rochester Gen. Hosp. Proj.) Series 2017, 5% 12/1/26	350,000	363,779
Series 2020 A, 5% 7/1/23	300,000	300,347
Nassau County Local Econ. Assistance Corp. Multifamily Hsg. Rev. Bonds (Park Lake Hempstead, L.P. Proj.) Series 2021, 0.3%, tender 11/1/23 (b)	5,190,000	5,115,033
New York City Gen. Oblig.:
Bonds Series D, 5%, tender 2/1/24 (b)	900,000	901,183
Series 1, 5% 8/1/23	150,000	150,376
Series 2006, 4.14%, tender 6/1/36 (Assured Guaranty Muni. Corp. Insured) (b)	1,000,000	1,000,000
Series 2007 A, 4.14%, tender 8/1/26 (Assured Guaranty Muni. Corp. Insured) (b)	2,875,000	2,875,000
Series 2007 C-4, 4.14%, tender 1/1/32 (Assured Guaranty Muni. Corp. Insured) (b)	225,000	225,000
Series 2007, 3.76%, tender 6/6/23 (Assured Guaranty Muni. Corp. Insured) (b)	2,725,000	2,725,000
Series 2008 A-3, 4.17%, tender 8/1/26 (Assured Guaranty Muni. Corp. Insured) (b)	2,425,000	2,425,000
Series 2008 C-4, 4.28%, tender 10/1/27 (b)	8,675,000	8,675,000
Series 2014 J, 5% 8/1/25	410,000	417,062
Series 2015 A, 5% 8/1/23	570,000	571,430
Series 2018 A:
5% 8/1/23	200,000	200,502
5% 8/1/24	150,000	153,014
5% 8/1/26	565,000	597,541
Series 2020 A1, 5% 8/1/27	1,700,000	1,831,014
Series 2023 C, 5% 8/1/25	2,500,000	2,591,228
Series 2023 D, 5% 8/1/25	2,000,000	2,072,983
Series A:
4% 8/1/23	400,000	400,359
5% 8/1/25	670,000	681,540
Series C:
5% 8/1/23	200,000	200,502
5% 8/1/26	220,000	232,671
Series H3, 5% 8/1/23	250,000	250,627
Series I1, 5% 3/1/27	200,000	202,191
New York City Health & Hosp. Corp. Rev. Series A, 4% 2/15/25	1,440,000	1,458,455
New York City Hsg. Dev. Corp. Series G1, 2.35% 11/1/23	450,000	447,355
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (b)	2,710,000	2,516,228
Series 2021 K2, 0.9%, tender 1/1/26 (b)	1,820,000	1,657,658
Series 2021, 0.6%, tender 7/1/25 (b)	430,000	395,354
Series A3, 1.125%, tender 11/1/24 (b)	2,000,000	1,912,874
New York City Indl. Dev. Agcy. Rev. Series 2021 A:
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,021,942
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	1,365,000	1,414,197
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2022 DD, 3.61% 6/15/33 (b)	2,000,000	2,000,000
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2016 S 1:
5% 7/15/24	70,000	71,349
5% 7/15/24 (Escrowed to Maturity)	305,000	310,419
Series 2018 S1, 5% 7/15/25 (Escrowed to Maturity)	370,000	384,064
New York City Transitional Fin. Auth. Rev.:
Series 2007 A3:
5% 8/1/23	170,000	170,438
5% 8/1/23 (Escrowed to Maturity)	165,000	165,362
Series 2014 D1, 5% 2/1/27	350,000	353,058
Series 2021 F1, 5% 11/1/27	775,000	840,264
Series 2022 B1, 5% 11/1/25	2,000,000	2,086,702
Series 2023 E, 5% 11/1/25	1,175,000	1,225,937
Series A1, 5% 8/1/24	250,000	255,024
New York Dorm. Auth. Personal Income Tax Rev.:
Series 2014 E, 5% 2/15/26 (Pre-Refunded to 2/15/25 @ 100)	300,000	309,495
Series 2016 D, 5% 2/15/25 (Escrowed to Maturity)	455,000	469,401
New York Dorm. Auth. Rev.:
Series 2015 A, 5% 7/1/24	275,000	280,133
Series 2021 A, 5% 7/1/24	1,410,000	1,430,905
Series 2022 A:
5% 7/1/26	200,000	208,662
5% 7/1/27	500,000	530,152
New York Dorm. Auth. Sales Tax Rev. Series 2015 A, 5% 3/15/24 (Escrowed to Maturity)	250,000	253,348
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev.:
Series 2013 B1, 5% 11/15/23	585,000	589,394
Series 2016 A:
4% 11/15/25	350,000	357,951
5% 11/15/26	1,055,000	1,126,522
Series 2016 B1, 5% 11/15/25	255,000	266,776
Series 2017 B2, 5% 11/15/24	420,000	430,792
New York Metropolitan Trans. Auth. Rev.:
Bonds:
Series 2005 D1, U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.330% 3.72%, tender 6/1/23 (b)(c)	5,390,000	5,342,839
Series 2019 D1, 5%, tender 11/15/24 (b)	4,000,000	4,054,218
Series 2020 A2, 5%, tender 5/15/24 (b)	800,000	807,177
Series 2015 A1, 5% 11/15/27	1,000,000	1,021,150
Series 2016 B, 5% 11/15/23	2,035,000	2,044,540
Series 2016 D, 5% 11/15/27	1,070,000	1,110,293
Series 2017 A2, 5% 11/15/25	1,880,000	1,932,310
Series 2017 B, 5% 11/15/23	780,000	783,646
Series 2017 C1, 5% 11/15/28	660,000	701,325
Series 2017 D:
5% 11/15/23	420,000	421,969
5% 11/15/25	2,140,000	2,199,544
New York St Mtg. Agcy. Homeowner Series 2015 194, 3.35% 4/1/25 (d)	2,490,000	2,461,647
New York State Dorm. Auth.:
Series 2017 A:
5% 2/15/25 (Escrowed to Maturity)	440,000	453,926
5% 2/15/25 (Escrowed to Maturity)	250,000	257,492
Series 2018 A, 5% 3/15/25 (Escrowed to Maturity)	200,000	206,678
New York State Energy Research & Dev. Auth. Poll. Cont. Rev. Series 1999, 5%, tender 6/2/23 (AMBAC Insured) (b)	300,000	300,000
New York State Hsg. Fin. Agcy. Rev.:
Bonds:
Series 2021 D2, 0.65%, tender 11/1/25 (b)	405,000	370,310
Series 2021 J2, 1.1%, tender 5/1/27 (b)	980,000	863,853
Series 2021 K2, 1%, tender 11/1/26 (b)	265,000	239,494
Series J, 0.75% 5/1/25	360,000	333,723
New York State Mtg. Agcy. Homeowner Mtg.:
Series 2021 232, 5% 4/1/24 (d)	1,110,000	1,117,367
Series 2023 251:
3.65% 10/1/25 (d)	535,000	523,973
3.7% 4/1/26 (d)	955,000	930,724
Series 221, 3.5% 10/1/32 (d)	45,000	43,647
New York Trans. Dev. Corp.:
(Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A:
5% 12/1/23 (d)	675,000	677,233
5% 12/1/25 (d)	3,050,000	3,109,598
Series 2020 C, 5% 12/1/23	1,000,000	1,005,020
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022:
5% 12/1/26 (d)	3,190,000	3,289,212
5% 12/1/27 (d)	1,585,000	1,654,141
New York Urban Dev. Corp. Rev.:
Series 2014 A, 5% 3/15/26 (Pre-Refunded to 3/15/24 @ 100)	340,000	344,606
Series 2016 A, 5% 3/15/29	420,000	441,191
Series 2017 C, 5% 3/15/26	1,060,000	1,113,481
Niagara Frontier Trans. Auth. Arpt. Rev. Series 2019 A, 5% 4/1/24 (d)	2,885,000	2,908,850
Suffolk County Gen. Oblig.:
Series 2022 A:
5% 6/15/24	280,000	284,655
5% 6/15/25	295,000	305,519
Series 2022 B:
5% 10/1/25	340,000	354,145
5% 10/1/26	175,000	186,146
Syracuse Reg'l. Arpt. Auth. Series 2021, 5% 7/1/23 (d)	750,000	750,382
Triborough Bridge & Tunnel Auth.:
Bonds:
Series 2021 A2:
2%, tender 5/15/24 (b)	1,000,000	979,618
2%, tender 5/15/26 (b)	1,285,000	1,166,462
2%, tender 5/15/28 (b)	450,000	408,280
Series 2021 B, 5%, tender 5/15/26 (b)	5,000,000	5,205,849
Series 2021 C, 5%, tender 5/15/26 (b)	4,200,000	4,371,716
Series 2022 A, 5% 8/15/24	10,000,000	10,163,209
Series 2023 A:
5% 5/15/25	555,000	573,758
5% 11/15/25	1,200,000	1,252,734
Triborough Bridge & Tunnel Auth. Revs.:
Bonds Series 2005 B 4A, U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 3.77%, tender 6/1/23 (b)(c)	1,960,000	1,945,388
Series 2023 A, 5% 11/15/24	5,370,000	5,498,556
Yonkers Gen. Oblig.:
Series 2021 A:
4% 2/15/24	250,000	250,882
5% 2/15/26 (Assured Guaranty Muni. Corp. Insured)	400,000	418,840
Series 2021 B:
4% 2/15/24	290,000	291,024
5% 2/15/26	320,000	335,072
TOTAL NEW YORK		148,168,148
New York And New Jersey - 0.3%
Port Auth. of New York & New Jersey:
Series 186, 5% 10/15/23 (d)	500,000	501,884
Series 193, 5% 10/15/25 (d)	1,000,000	1,026,972
Series 2013 178, 5% 12/1/25 (d)	975,000	980,612
Series 2013, 5% 12/1/24 (d)	250,000	251,499
Series 2014 185, 5% 9/1/25 (d)	415,000	421,645
Series 2016 195, 5% 10/1/25 (d)	1,065,000	1,093,120
Series 2018, 5% 9/15/25 (d)	390,000	400,053
Series 2020 221, 5% 7/15/24 (d)	605,000	612,660
Series 207:
5% 9/15/23 (d)	2,095,000	2,100,990
5% 9/15/24 (d)	430,000	436,374
Series 223:
5% 7/15/23 (d)	3,675,000	3,679,170
5% 7/15/24 (d)	1,250,000	1,265,827
5% 7/15/25 (d)	885,000	905,766
TOTAL NEW YORK AND NEW JERSEY		13,676,572
North Carolina - 1.3%
Charlotte Int'l. Arpt. Rev.:
Series 2017 B, 5% 7/1/25 (d)	100,000	102,113
Series 2021 B, 5% 7/1/24 (d)	2,000,000	2,024,348
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds:
Series 2018 B, 1.95%, tender 11/1/29 (b)	3,000,000	2,657,546
Series 2018 C, 3.45%, tender 10/31/25 (b)	2,805,000	2,788,856
Series 2018 E, 0.8%, tender 10/31/25 (b)	1,500,000	1,395,147
Series 2021 B, 5%, tender 12/2/24 (b)	1,360,000	1,389,954
Columbus County Indl. Facilities And Poll. Cont. Fing. Auth. Rev. Bonds Series 2019 C, 2.1%, tender 10/1/24 (b)(d)	2,000,000	1,950,935
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/26 (Escrowed to Maturity)	290,000	308,375
North Carolina Cap. Facilities Fin. Agcy. Rev.:
(Duke Univ. Proj.) Series 2015 B, 5% 10/1/55 (Pre-Refunded to 10/1/25 @ 100)	9,750,000	10,157,868
Bonds (Republic Svcs., Inc. Proj.) Series 2013, 3.8%, tender 6/15/23 (b)(d)	5,000,000	4,999,472
North Carolina Grant Anticipation Rev.:
Series 2019, 5% 3/1/25	335,000	345,024
Series 2021, 5% 3/1/25	1,250,000	1,287,401
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 A, 5% 1/1/25	200,000	205,071
North Carolina State Ed. Assistance Auth. Student Ln. Rev. Series 2020 A, 5% 6/1/26 (d)	1,000,000	1,036,195
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2020 C, 5% 2/1/24 (Escrowed to Maturity)	22,600,000	22,837,564
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2020 A, 5% 5/1/27 (d)	130,000	135,950
TOTAL NORTH CAROLINA		53,621,819
North Dakota - 0.1%
Cass County Joint Wtr. Resource District Series 2021 A, 0.48% 5/1/24	3,000,000	2,868,022
Ohio - 0.8%
Akron Bath Copley Hosp. District Rev. Series 2016, 5% 11/15/24	45,000	45,642
Allen County Hosp. Facilities Rev.:
Bonds Series 2022 B1, 5%, tender 8/3/27 (b)	5,000,000	5,274,541
Series 2017 A, 5% 8/1/23	2,675,000	2,679,934
Series 2020 A, 5% 12/1/23	1,000,000	1,006,050
American Muni. Pwr., Inc. Rev.:
Bonds Series 2021 A2, 1%, tender 8/15/24 (b)	565,000	544,022
Series 2021 A, 5% 2/15/24	555,000	560,580
Cleveland Arpt. Sys. Rev.:
Series 2016 A:
5% 1/1/24 (Assured Guaranty Muni. Corp. Insured)	25,000	25,197
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	395,000	404,279
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	10,000	10,259
Series 2018 A:
5% 1/1/25 (d)	1,425,000	1,446,829
5% 1/1/26 (d)	290,000	297,783
Series 2019 B, 5% 1/1/27 (d)	350,000	364,184
Dayton City School District Ctfs. Prtn. Series 2021, 3% 12/1/24	165,000	163,202
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5% 6/15/23	40,000	39,999
Franklin County Rev. Bonds Series 2013 OH, 3.25%, tender 8/1/23 (b)	7,000,000	6,996,100
Gahanna-Jefferson City School District (School Facilities Proj.) Series 2021, 2% 12/1/23	355,000	351,257
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/24	770,000	780,620
5% 8/1/25	310,000	319,542
5% 8/1/26	535,000	560,213
Miami Univ. Series 2022 A, 5% 9/1/24	550,000	561,034
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.) Series 2021, 5% 8/1/23	485,000	485,846
Ohio Higher Edl. Facility Commission Rev.:
(Xavier Univ. 2020 Proj.) Series 2020, 5% 5/1/24	490,000	495,400
Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (b)	605,000	558,398
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/25	60,000	61,503
5% 1/1/26	500,000	521,159
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	30,000	30,015
Ohio Solid Waste Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010, 3.65%, tender 6/1/23 (b)	2,500,000	2,500,000
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Projs.) Series 2022 A, 5% 2/15/25	1,055,000	1,086,210
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/24	35,000	35,252
5% 2/15/25	35,000	35,691
5% 2/15/26	405,000	416,970
Series 2019, 5% 2/15/29	700,000	728,060
Toledo Gen. Oblig. Series 2020:
3% 12/1/24	510,000	504,333
3% 12/1/24	425,000	420,825
Univ. of Akron Gen. Receipts Series 2019 A:
5% 1/1/24	300,000	302,517
5% 1/1/25	400,000	409,955
Wooster Ohio Series 2023, 4.5% 6/7/24 (e)	2,000,000	2,015,526
TOTAL OHIO		33,038,927
Oklahoma - 0.6%
Canadian Cny Edl. Facilities Auth. Series 2021, 3% 9/1/23	2,000,000	1,996,459
Cleveland County Edl. Facilities Auth. (Moore Pub. Schools Proj.) Series 2021:
4% 6/1/24	1,050,000	1,056,341
4% 6/1/25	295,000	298,344
Jackson County Facilities Auth. Rev. (Jackson County Courthouse Proj.) Series 2022:
3% 10/1/24	400,000	393,633
3% 10/1/25	730,000	713,057
Mcintosh County Edl. Facilities Auth. (Checotah Pub. School Proj.) Series 2022, 2% 9/1/25	650,000	618,079
Oklahoma City Arpt. Trust Series 2018, 5% 7/1/24 (d)	1,665,000	1,681,749
Oklahoma County Independent School District #89 Oklahoma City Series 2023 A, 3% 7/1/26	5,990,000	5,950,503
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 C, 3.71% 8/15/31 (b)	2,680,000	2,680,000
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/23	560,000	559,957
Oklahoma Tpk. Auth. Tpk. Rev. Series 2017 D, 5% 1/1/25	315,000	323,525
Osage County Indl. Auth. Series 2022, 2% 9/1/23	3,500,000	3,474,258
Tulsa County Independent School District #1 Series 2021 B, 0.25% 9/1/24	4,000,000	3,772,692
Tulsa County Indl. Auth. Edl. Facilities Lease Rev. (Berryhill Pub. School Proj.) Series 2020:
4% 9/1/24	445,000	447,051
4% 9/1/25	690,000	697,183
Univ. of Oklahoma Gen. Rev.:
Series 2020 B, 4% 7/1/24	490,000	491,861
Series 2021 A, 5% 7/1/23 (Assured Guaranty Muni. Corp. Insured)	1,125,000	1,126,164
TOTAL OKLAHOMA		26,280,856
Oregon - 0.4%
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (b)	6,000,000	5,977,297
Oregon Gen. Oblig. Series 2021 A, 5% 5/1/24	1,500,000	1,523,294
Port of Morrow Full Faith and Cr. Obligations Series 2021 D:
4% 12/1/23	110,000	110,150
4% 12/1/24	150,000	150,841
4% 12/1/25	150,000	151,818
Port of Portland Arpt. Rev.:
Series 2014 22, 5% 7/1/25 (d)	1,255,000	1,265,050
Series 2015 23, 5% 7/1/23	275,000	275,321
Series 2022, 5% 7/1/25 (d)	1,315,000	1,340,152
Series 26 C:
5% 7/1/23 (d)	2,000,000	2,001,494
5% 7/1/24 (d)	1,000,000	1,011,328
5% 7/1/26 (d)	1,150,000	1,186,905
Salem Hosp. Facility Auth. Rev. (Cap. Manor Proj.) Series 2022, 5% 5/15/26	135,000	135,621
TOTAL OREGON		15,129,271
Pennsylvania - 3.2%
Allegheny County Hosp. Dev. Auth. Rev.:
Bonds Series 2017 E, 0.000% x SIFMA Municipal Swap Index 4.11%, tender 5/15/27 (b)(c)	4,000,000	3,904,134
Series 2019 A, 5% 7/15/24	1,745,000	1,771,505
Series 2021 B:
5% 10/15/23	950,000	954,383
5% 10/15/24	705,000	718,415
5% 10/15/25	740,000	761,991
Allegheny County Sanitation Auth. Swr. Rev. Series 2020 A, 4% 6/1/24	300,000	301,929
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. Series C, 3% 9/1/23	245,000	244,511
Coatesville Area School District Series 2017, 5% 8/1/23 (Assured Guaranty Muni. Corp. Insured)	710,000	711,628
Commonwealth Fing. Auth. Rev.:
Series 2019 B, 5% 6/1/24	275,000	278,930
Series 2020 A, 5% 6/1/23	350,000	350,000
Delaware County Auth. Univ. Rev. Series 2020, 5% 10/1/23	240,000	240,089
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2022:
5% 1/1/24	1,700,000	1,715,829
5% 1/1/25	1,805,000	1,854,131
Laurel Highlands School District Series 2021:
4% 2/1/24	635,000	636,136
4% 2/1/25	345,000	346,692
Lycoming County Auth. Rev. Bonds Series 2013 S2, 4.5%, tender 10/31/24 (b)	1,400,000	1,386,516
Monroeville Fin. Auth. UPMC Rev. Series 2023 C, 5% 5/15/24	260,000	263,317
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	5,000	4,998
Series 2019:
5% 9/1/23	500,000	501,349
5% 9/1/26	1,250,000	1,300,577
Neshannock Township School District Gen. Oblig. Series 2021 B, 2% 9/1/23	325,000	323,120
Northampton County Gen. Purp. College Rev. Series 2017, 5% 11/1/23	365,000	367,310
Parkland School District Series 2021 A, 3% 2/1/24	225,000	224,001
Pennsylvania Econ. Dev. Fing. Auth.:
Series 2017 A, 5% 11/15/23	225,000	226,297
Series 2021 A, 4% 10/15/23	425,000	425,420
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2019 A, 3.7%, tender 7/17/23 (b)(d)	3,400,000	3,398,335
Series 2019 B1, 3.7%, tender 7/17/23 (b)(d)	3,400,000	3,398,335
(Republic Svcs., Inc. Proj.):
Series 2014, 4.05%, tender 7/3/23 (b)(d)	4,300,000	4,299,810
Series 2019 B2, 3.6%, tender 7/17/23 (b)(d)	10,400,000	10,393,127
(Waste Mgmt., Inc. Proj.) Series 2013, 3.875%, tender 8/1/23 (b)(d)	18,400,000	18,390,384
(Waste Mgmt., Inc. Proj.):
Series 2017 A, 0.58%, tender 8/1/24 (b)(d)	1,200,000	1,153,114
Series 2021 A, SIFMA Municipal Swap Index + 0.400% 3.81%, tender 6/1/23 (b)(c)(d)	1,365,000	1,338,296
Series 2011, 2.15%, tender 7/1/24 (b)(d)	775,000	759,573
Pennsylvania Gen. Oblig.:
Series 2015 1, 5% 8/15/23	780,000	782,471
Series 2019, 5% 7/15/25	1,000,000	1,036,263
Pennsylvania Hsg. Fin. Agcy.:
Bonds Series 2018 127C, 4.167%, tender 6/1/23 (b)(c)	4,000,000	3,999,258
Series 2021 134 B, 5% 10/1/23 (d)	1,000,000	1,002,345
Series 2021 134B, 5% 10/1/24 (d)	1,000,000	1,011,521
Series 2021 135 B:
5% 10/1/23 (d)	1,025,000	1,027,404
5% 4/1/24 (d)	600,000	603,982
5% 10/1/24 (d)	805,000	814,274
5% 4/1/25 (d)	180,000	183,076
Series 2021 137:
0.45% 10/1/23	325,000	321,448
5% 4/1/24	200,000	202,226
5% 4/1/25	200,000	205,197
5% 10/1/26	280,000	293,479
Series 2022 138, 5% 4/1/25	2,415,000	2,477,749
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Bonds Series 2022:
1.25%, tender 2/1/24 (b)	6,000,000	5,875,725
1.5%, tender 7/1/23 (b)	9,000,000	8,980,475
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2021 B, 5% 12/1/23	1,410,000	1,420,195
Series 2022 B:
5% 12/1/23	435,000	438,145
5% 12/1/24	695,000	711,394
5% 12/1/25	425,000	444,074
Philadelphia Arpt. Rev.:
Series 2015 A:
5% 6/15/24 (d)	1,315,000	1,327,630
5% 6/15/26 (d)	1,000,000	1,015,671
Series 2017 A, 5% 7/1/24	40,000	40,614
Series 2017 B:
5% 7/1/23 (d)	3,280,000	3,281,939
5% 7/1/24 (d)	1,160,000	1,171,669
5% 7/1/25 (d)	440,000	449,298
5% 7/1/26 (d)	3,360,000	3,473,746
Series 2020 C:
5% 7/1/23 (d)	8,930,000	8,935,280
5% 7/1/25 (d)	2,450,000	2,501,771
Series 2021:
5% 7/1/24 (d)	1,970,000	1,989,817
5% 7/1/25 (d)	4,245,000	4,334,701
5% 7/1/28 (d)	95,000	100,550
Philadelphia Auth. for Indl. Dev. Series 2020 C, 4% 11/1/24	535,000	536,196
Philadelphia Gas Works Rev. Series 2015 13, 5% 8/1/25	420,000	432,928
Philadelphia School District:
Series 2019 A, 5% 9/1/23	185,000	185,517
Series 2021 B, 5% 9/1/23	660,000	661,846
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Bonds Series 2017 C, SIFMA Municipal Swap Index + 0.650% 4.06%, tender 6/1/23 (Assured Guaranty Muni. Corp. Insured) (b)(c)	4,000,000	4,000,312
Series 2019 A, 5% 9/1/23	270,000	270,708
Reading School District Series 2017:
5% 3/1/25 (Assured Guaranty Muni. Corp. Insured)	5,000	5,123
5% 3/1/26 (Assured Guaranty Muni. Corp. Insured)	5,000	5,233
5% 3/1/27 (Assured Guaranty Muni. Corp. Insured)	5,000	5,333
5% 3/1/28 (Assured Guaranty Muni. Corp. Insured)	5,000	5,347
Southcentral Pennsylvania Gen. Auth. Rev. Series 2021 TT2:
5% 5/1/24	210,000	212,314
5% 5/1/25	340,000	347,476
5% 5/1/26	320,000	331,425
Southeastern Pennsylvania Trans. Auth. Rev. Series 2020, 5% 6/1/23	750,000	750,000
Township of East Vincent Gen. Oblig. Series 2021:
3% 12/1/23	200,000	199,305
3% 12/1/24	250,000	248,114
Westmoreland County Indl. Dev. Auth. (Excela Health Proj.) Series 2020 A:
4% 7/1/23	350,000	349,786
4% 7/1/24	450,000	447,635
TOTAL PENNSYLVANIA		132,392,167
Rhode Island - 0.1%
Rhode Island Commerce Corp. Series 2016 A, 5% 6/15/24	1,010,000	1,025,554
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016:
5% 5/15/24	160,000	161,174
5% 5/15/25	120,000	120,750
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (Assured Guaranty Muni. Corp. Insured)	130,000	134,269
Rhode Island Hsg. & Mtg. Fin. Corp.:
Series 2019 70, 4% 10/1/49	65,000	64,291
Series 2022 76 A:
5% 4/1/27	35,000	37,187
5% 4/1/28	250,000	269,879
5% 4/1/29	300,000	327,263
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2018 A, 5% 12/1/25 (d)	855,000	876,806
Series 2019 A:
5% 12/1/26 (d)	570,000	592,440
5% 12/1/28 (d)	490,000	521,486
Series A, 4% 12/1/26 (d)	145,000	144,871
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/26	75,000	76,506
5% 6/1/27	20,000	20,418
TOTAL RHODE ISLAND		4,372,894
South Carolina - 0.5%
Charleston County Arpt. District Series 2013 A, 5.5% 7/1/27 (Pre-Refunded to 7/1/23 @ 100) (d)	850,000	851,027
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (b)	10,175,000	10,187,743
Piedmont Muni. Pwr. Agcy. Elec. Rev. Series 2021 A, 4% 1/1/24	1,000,000	1,001,614
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015, 5% 12/1/26	25,000	25,723
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	85,000	84,022
South Carolina Ports Auth. Ports Rev.:
Series 2015 (AMT), 5% 7/1/45 (Pre-Refunded to 7/1/25 @ 100) (d)	1,260,000	1,292,202
Series 2015:
5.25% 7/1/50 (Pre-Refunded to 7/1/25 @ 100) (d)	955,000	984,144
5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (d)	445,000	458,580
5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (d)	1,075,000	1,107,806
Series 2019 B, 5% 7/1/26 (d)	185,000	191,480
South Carolina Pub. Svc. Auth. Rev.:
Series 2014 C, 5% 12/1/25	190,000	193,933
Series 2015 A, 5% 12/1/25	115,000	118,148
Series 2020 A:
5% 12/1/23	70,000	70,403
5% 12/1/23 (Escrowed to Maturity)	395,000	397,992
5% 12/1/23 (Escrowed to Maturity)	155,000	156,174
5% 12/1/24	40,000	40,768
5% 12/1/24 (Escrowed to Maturity)	230,000	235,662
5% 12/1/24 (Escrowed to Maturity)	95,000	97,339
Series 2021 A:
5% 12/1/24	375,000	382,195
5% 12/1/25	850,000	878,837
Series 2022 C:
5% 12/1/23	270,000	271,554
5% 12/1/25	360,000	372,213
Series 2022 E:
5% 12/1/23	500,000	502,878
5% 12/1/25	150,000	155,089
5% 12/1/26	170,000	178,111
TOTAL SOUTH CAROLINA		20,235,637
South Dakota - 0.1%
South Dakota Board of Regents Hsg. and Auxiliary Facilities Series 2021:
3% 4/1/24	425,000	422,329
3% 4/1/25	500,000	489,547
South Dakota Health & Edl. Facilities Auth. Rev.:
Bonds Series 2019 A, 5%, tender 7/1/24 (b)	1,940,000	1,954,456
Series 2020 A, 5% 9/1/23	335,000	335,904
South Dakota Hsg. Dev. Auth. Series 2017 D, 4% 11/1/47	515,000	509,955
TOTAL SOUTH DAKOTA		3,712,191
Tennessee - 0.9%
Johnson City Health & Edl. Hosp. Rev. Series 2023 A:
5% 7/1/25	1,250,000	1,281,947
5% 7/1/26	400,000	415,073
Memphis-Shelby County Arpt. Auth. Arpt. Rev.:
Series 2020 B:
5% 7/1/23 (d)	1,405,000	1,405,773
5% 7/1/24 (d)	3,750,000	3,784,558
Series 2021 A, 5% 7/1/25 (d)	2,750,000	2,808,110
Series 2021 C:
1.875% 7/1/25 (d)	675,000	631,731
5% 7/1/23 (d)	1,750,000	1,750,963
5% 7/1/24 (d)	1,850,000	1,867,049
Metropolitan Gov Nashvle&David Ind. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.58%, tender 8/1/24 (b)(d)	400,000	384,371
Metropolitan Govt. Nashville & Davidson County Health & Edl. Facilities Board Bonds (Richland Hills Apts. Proj.) Series 2021, 1.25%, tender 12/1/23 (b)	4,000,000	3,946,948
Metropolitan Nashville Arpt. Auth. Rev. Series 2019 B, 5% 7/1/25 (d)	1,910,000	1,950,360
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2022 B, 4% 1/1/26	1,425,000	1,456,352
Tennergy Corp. Gas Rev.:
Bonds Series 2019 A, 5%, tender 10/1/24 (b)	10,650,000	10,799,036
Series 2021 A:
4% 9/1/23	275,000	274,851
4% 3/1/24	300,000	299,953
Tennessee Energy Acquisition Corp.:
Bonds Series 2023 A1, 5%, tender 5/1/28 (b)	3,000,000	3,104,264
Series 2021 A, 5% 11/1/23	250,000	250,739
Tennessee Gen. Oblig. Series 2015 A, 5% 8/1/30 (Pre-Refunded to 8/1/25 @ 100)	1,510,000	1,569,597
Tennessee Hsg. Dev. Agcy. Residential Series 2021 3A, 3% 1/1/52	230,000	219,359
TOTAL TENNESSEE		38,201,034
Texas - 6.0%
Aledo Independent School District Series 2015, 0% 2/15/24	25,000	24,308
Andrews County Hosp. District Series 2021, 5% 3/15/26	1,430,000	1,483,538
Atascosa County Indl. Dev. Corp. Poll. Cont. Rev. Series 2020:
5% 12/15/23	450,000	451,843
5% 12/15/24	550,000	557,576
Austin Arpt. Sys. Rev.:
Series 2014, 5% 11/15/26 (d)	715,000	723,044
Series 2019:
5% 11/15/23 (d)	845,000	847,864
5% 11/15/24 (d)	3,360,000	3,403,219
Austin Independent School District Series 2015 A, 4% 8/1/34 (Pre-Refunded to 8/1/25 @ 100)	1,585,000	1,608,326
Austin Wtr. & Wastewtr. Sys. Rev. Series 2022, 5% 11/15/25	1,000,000	1,044,667
Bexar County Gen. Oblig. Series 2014, 5% 6/15/25	960,000	975,525
Boerne Independent School District Bonds Series 2023, 3.125%, tender 2/1/27 (b)	660,000	650,667
Cameron County Tex Hsg. Fin. Corpm Bonds Series 2022, 3.5%, tender 12/1/23 (b)	3,000,000	2,986,567
Central Reg'l. Mobility Auth.:
Series 2016:
5% 1/1/24	75,000	75,569
5% 1/1/26	75,000	77,553
Series 2020 B:
5% 1/1/25	125,000	127,839
5% 1/1/26	125,000	129,255
Series 2020 F, 5% 1/1/25	6,000,000	6,070,370
Clear Creek Independent School District Bonds Series 2021 B, 0.28%, tender 8/15/24 (b)	630,000	598,104
Clifton Higher Ed. Fin. Corp. Ed. Rev. Series 2022 A, 5% 8/15/26	475,000	489,553
Coastal Bend Health Facilities Dev. Corp. Series 2005 B2, 4.24%, tender 7/1/31 (Assured Guaranty Muni. Corp. Insured) (b)	5,425,000	5,425,000
Corpus Christi Util. Sys. Rev. Series 2012, 5% 7/15/23	200,000	200,226
Cypress-Fairbanks Independent School District:
Bonds Series 2015 B1, 0.28%, tender 8/15/24 (b)	4,285,000	4,094,935
Series 2020 A, 5% 2/15/25	210,000	216,318
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 E, 5% 11/1/23 (d)	2,700,000	2,707,101
Series 2014 A:
4% 11/1/23 (d)	200,000	199,572
5.25% 11/1/26 (d)	900,000	903,603
5.25% 11/1/30 (d)	1,000,000	1,003,743
Series 2014 D, 5% 11/1/23 (d)	3,580,000	3,589,415
Series 2020 A:
5% 11/1/23	2,250,000	2,262,384
5% 11/1/24	225,000	229,972
Series 2021 B, 5% 11/1/24	3,500,000	3,577,341
Dallas Gen. Oblig. Series 2023 A:
5% 2/15/24 (e)	3,880,000	3,923,457
5% 2/15/25 (e)	1,170,000	1,204,588
5% 2/15/26 (e)	3,250,000	3,401,622
Denton Independent School District:
Bonds Series 2014 B:
2%, tender 8/1/24 (b)	500,000	488,987
2%, tender 8/1/24 (b)	100,000	98,343
Series 2016, 0% 8/15/25	35,000	32,550
East Downtown Redev. Auth. Series 2021:
5% 9/1/24	405,000	409,855
5% 9/1/26	300,000	307,974
Forney Independent School District Series 2021 B, 5% 8/15/25	1,010,000	1,048,498
Fort Bend County Muni. Util. District Series 2021, 2% 4/1/24	750,000	733,921
Fort Bend Independent School District Bonds:
Series 2020 B, 0.875%, tender 8/1/25 (b)	3,190,000	2,992,957
Series 2021 B, 0.72%, tender 8/1/26 (b)	2,170,000	1,964,376
Fort Worth Gen. Oblig. Series 2016, 5% 3/1/25	120,000	123,570
Galveston Pub. Facility Corp. Multifamily Hsg. Rev. Bonds Series 2021, 0.47%, tender 8/1/24 (b)	3,000,000	2,863,947
Georgetown Independent School District Bonds Series 2019 B:
2.5%, tender 8/1/23 (b)	2,285,000	2,279,880
2.5%, tender 8/1/23 (b)	1,660,000	1,657,260
Goose Creek Consolidated Independent School District Bonds Series 2021 B, 0.6%, tender 8/17/26 (b)	500,000	458,079
Grand Parkway Trans. Corp. Bonds Series 2018 B, 5%, tender 10/1/23 (b)	1,865,000	1,872,020
Hale Ctr. Ed. Facilities Corp. (Wayland Baptist Univ. Proj.) Series 2022, 5% 3/1/25	475,000	480,411
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B, 5%, tender 12/1/24 (b)	3,345,000	3,403,807
Series 2020 A, 0.9%, tender 5/15/25 (b)	3,180,000	2,974,452
Series 2020 C2, 5%, tender 12/1/24 (b)	200,000	203,516
Series 2014 A, 5% 12/1/26	120,000	122,978
Series 2020 A, 4% 7/1/25	250,000	252,328
Harris County Health Facilities Dev. Corp. Rev.:
Series 2005 A4, 4.14%, tender 7/1/31 (Assured Guaranty Muni. Corp. Insured) (b)	5,400,000	5,400,000
Series A3, 3.88%, tender 7/1/31 (Assured Guaranty Muni. Corp. Insured) (b)	3,525,000	3,525,000
Houston Arpt. Sys. Rev.:
Series 2018 C, 5% 7/1/25 (d)	1,900,000	1,940,149
Series 2020 A, 5% 7/1/23 (d)	1,000,000	1,000,509
Series 2021 A:
5% 7/1/24 (d)	500,000	504,502
5% 7/1/26 (d)	1,250,000	1,293,787
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2021:
4% 9/1/24	250,000	250,864
4% 9/1/25	215,000	216,914
4% 9/1/26	275,000	280,270
Houston Independent School District Bonds Series 2023 C, 4%, tender 6/1/25 (b)	5,665,000	5,722,100
Houston Util. Sys. Rev. Series 2016 B, 5% 11/15/25	1,750,000	1,824,378
Hsg. Synergy PFC Multifamily Hsg. Bonds (Villages of Westlake Apts.) Series 2022, 3.5%, tender 8/1/24 (b)	4,000,000	3,967,326
Katy Independent School District Bonds Series 2021 C, 1.5%, tender 8/15/24 (b)	2,500,000	2,435,356
Kilgore Independent School District Bonds Series 2022, 2%, tender 8/15/25 (b)	4,000,000	3,854,700
Klein Independent School District Series 2015 A, 5% 8/1/24	225,000	229,522
Leander Independent School District Series 2013 A, 0% 8/15/23 (Escrowed to Maturity)	1,000,000	992,366
Love Field Arpt. Modernization Rev.:
Series 2017:
5% 11/1/23 (d)	1,150,000	1,153,495
5% 11/1/24 (d)	750,000	759,318
5% 11/1/25 (d)	730,000	748,635
Series 2021:
5% 11/1/23 (d)	3,860,000	3,871,732
5% 11/1/24 (d)	3,560,000	3,604,231
5% 11/1/25 (d)	4,005,000	4,097,958
5% 11/1/26 (d)	405,000	419,797
5% 11/1/27 (d)	415,000	434,352
Lower Colorado River Auth. Rev.:
(LCRA Transmission Servces Corp. Proj.) Series 2022, 5% 5/15/26	700,000	736,248
(LCRA Transmission Svcs. Corp. Proj.):
Series 2019, 5% 5/15/24	930,000	944,222
Series 2020, 5% 5/15/24	550,000	558,411
Series 2021, 5% 5/15/26	3,160,000	3,323,634
Series 2015 B, 5% 5/15/24	325,000	329,970
Series 2022:
5% 5/15/24 (Assured Guaranty Muni. Corp. Insured)	3,365,000	3,416,461
5% 5/15/25 (Assured Guaranty Muni. Corp. Insured)	2,445,000	2,525,291
Lubbock Elec. Lt. & Pwr. Sys. Rev. Series 2021, 5% 4/15/25	725,000	746,306
Magnolia Independent School District Series 2023:
5% 8/15/23	1,900,000	1,906,486
5% 8/15/24	2,100,000	2,141,739
Midland County Pub. Facilities Corp. Bonds Series 2020, 0.35%, tender 6/1/23 (b)	2,000,000	2,000,000
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2008 A, 3.875%, tender 8/1/23 (b)(d)	8,025,000	8,021,979
Series 2020 A, 3.875%, tender 8/1/23 (b)(d)	11,675,000	11,670,606
(Waste Mgmt., Inc. Proj.):
Series 2018, 3.785%, tender 6/1/23 (b)(d)	3,425,000	3,350,857
Series 2020 A, 3.95%, tender 6/1/23 (b)(d)	2,200,000	2,200,000
Series 2020 B, 3.95%, tender 6/1/23 (b)(d)	2,200,000	2,200,000
(Waste Mgmt., INC. Proj.) Series 2023 A, 4.25%, tender 6/3/24 (b)	3,000,000	3,002,849
New Caney Independent School District Bonds Series 2018, 1.25%, tender 8/15/24 (b)	1,900,000	1,838,844
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	55,000	56,965
North Texas Tollway Auth. Rev.:
Series 2017 A:
5% 1/1/24	70,000	70,081
5% 1/1/26	65,000	65,056
Series 2019 B, 5% 1/1/25	325,000	332,232
Series 2020 A, 5% 1/1/25	265,000	271,760
Series 2021 B, 5% 1/1/26	695,000	724,236
Northside Independent School District Bonds:
Series 2018, 2.75%, tender 8/1/23 (b)	3,000,000	2,991,680
Series 2020, 0.7%, tender 6/1/25 (b)	820,000	770,451
Series 2023 B, 3%, tender 8/1/29 (b)	5,250,000	5,152,697
Pasadena Independent School District Series 2022, 5% 2/15/25	2,595,000	2,673,946
Plano Independent School District Series 2023, 5% 2/15/25	2,315,000	2,379,992
Port Arthur Series 2021:
5% 2/15/24	240,000	242,380
5% 2/15/24	195,000	196,934
Port of Houston Auth. Series 2021, 5% 10/1/23	805,000	809,096
Prosper Independent School District Series 2015, 5% 2/15/24	250,000	252,757
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/23 (d)	195,000	195,083
5% 7/1/25 (d)	400,000	408,452
5% 7/1/26 (d)	500,000	517,515
San Antonio Elec. & Gas Sys. Rev.:
Bonds:
Series 2018, SIFMA Municipal Swap Index + 0.870% 4.28%, tender 12/1/25 (b)(c)	4,065,000	4,065,175
Series 2022, 2%, tender 12/1/27 (b)	1,480,000	1,366,635
Series 2023, 3.65%, tender 12/1/26 (b)(e)	4,000,000	4,010,758
Series 2016, 5% 2/1/25 (Escrowed to Maturity)	330,000	339,455
Series 2022, 5% 2/1/26	545,000	570,507
San Antonio Independent School District Series 2015, 5% 2/15/24	315,000	318,650
San Antonio Wtr. Sys. Rev. Bonds Series 2013 F, 1%, tender 11/1/26 (b)	3,000,000	2,673,154
Splendora Independent School District Series 2016 A, 5% 2/15/25	200,000	205,448
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/23 (Escrowed to Maturity)	20,000	20,061
5% 8/15/28 (Pre-Refunded to 8/15/23 @ 100)	50,000	50,153
Bonds (Baylor Scott & White Health Proj.) Series 2022 E, 5%, tender 5/15/26 (b)	2,030,000	2,106,640
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
5% 2/15/25	1,240,000	1,272,738
5% 2/15/26	35,000	36,510
Texas A&M Univ. Rev. Series 2021 A:
5% 5/15/24	1,350,000	1,371,917
5% 5/15/26	725,000	765,899
Texas Gen. Oblig.:
Series 2013 B, 5.5% 8/1/23 (d)	5,500,000	5,514,384
Series 2019:
4% 8/1/25 (d)	3,005,000	3,023,579
5% 8/1/25 (d)	2,805,000	2,890,158
Texas Muni. Gas Acquisition And Supply Corp. Series 2021, 5% 12/15/23	3,450,000	3,461,221
Texas Muni. Pwr. Agcy. Rev. Series 2021:
3% 9/1/23 (Assured Guaranty Muni. Corp. Insured)	900,000	897,898
3% 9/1/24 (Assured Guaranty Muni. Corp. Insured)	850,000	841,791
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Series 2015 C:
5% 8/15/24	205,000	207,669
5% 8/15/25	1,245,000	1,256,748
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (b)	3,750,000	3,378,809
Texas Trans. Commission State Hwy. Fund Rev. Series 2016 A, 5% 10/1/25	3,210,000	3,344,283
Univ. of Houston Univ. Revs. Series 2022 A, 5% 2/15/25	1,620,000	1,667,653
Waco Edl. Fin. Corp. Rev. Series 2021, 4% 3/1/25	400,000	403,354
Waco Gen. Oblig. Series 2022, 5% 2/1/26	2,065,000	2,162,722
TOTAL TEXAS		245,810,819
Utah - 0.2%
Salt Lake City Arpt. Rev.:
Series 2017 A, 5% 7/1/24 (d)	150,000	151,667
Series 2018 A, 5% 7/1/23 (d)	250,000	250,168
Series 2021 A:
5% 7/1/23 (d)	550,000	550,370
5% 7/1/24 (d)	1,000,000	1,011,116
Utah County Hosp. Rev. Bonds:
Series 2018 B2, 5%, tender 8/1/24 (b)	4,760,000	4,803,149
Series 2020 B1, 5%, tender 8/1/24 (b)	1,515,000	1,538,146
Utah Infrastructure Agcy. Series 2021, 3% 10/15/24	500,000	487,027
Vineyard Redev. Agcy. Series 2021, 5% 5/1/24 (Assured Guaranty Muni. Corp. Insured)	675,000	684,323
TOTAL UTAH		9,475,966
Vermont - 0.1%
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2017 A, 5% 6/15/23 (d)	700,000	700,235
Series 2019 A, 5% 6/15/25 (d)	1,300,000	1,325,491
Series 2020 A, 5% 6/15/27 (d)	665,000	695,399
TOTAL VERMONT		2,721,125
Virginia - 1.5%
Arlington County IDA Hosp. Facilities Series 2020:
5% 7/1/23	340,000	340,285
5% 7/1/24	425,000	430,624
Arlington County Indl. Dev. Auth. Multi-family Hsg. Rev. Series 2023 A, 5% 1/1/26	3,975,000	4,094,493
Charles City County Econ. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2003 A, 3.95%, tender 5/1/24 (b)(d)	2,250,000	2,246,772
Chesapeake Bay Bridge and Tunnel District Gen. Resolution Rev. Series 2019, 5% 11/1/23	7,400,000	7,431,904
Chesapeake Econ. Dev. Auth. Poll. Cont. Rev. (Virginia Elec. and Pwr. Compnay Proj.) Series 2008 A, 0%, tender 10/1/27 (b)(e)	4,040,000	4,009,663
Chesterfield County Series 2015 B, 3% 1/1/26	5,000,000	4,947,041
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	50,000	50,607
Gloucester County Indl. Dev. Auth. Bonds Series 2003 A, 3.95%, tender 5/1/24 (b)(d)	250,000	249,771
Halifax County Indl. Dev. Auth. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.65%, tender 5/31/24 (b)	3,000,000	2,908,494
King George County Indl. Dev. Auth. Solid Waste Disp. Fac. Rev. (King George Landfill, Inc. Proj.) Series 2003 A, 2.5% 6/1/23 (b)(d)	2,735,000	2,735,000
Loudoun County Gen. Oblig. Series 2020 B, 5% 12/1/25	305,000	319,062
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.):
Series 2008 A, 1.9%, tender 6/1/23 (b)	2,500,000	2,500,000
Series 2008 B, 0.75%, tender 9/2/25 (b)	4,000,000	3,658,737
Norfolk Arpt. Auth.:
Series 2021 A:
4% 7/1/24	1,170,000	1,175,185
4% 7/1/25	1,000,000	1,011,316
Series 2021 B:
4% 7/1/23 (d)	500,000	499,913
5% 7/1/24 (d)	400,000	404,235
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	25,000	25,304
5% 6/15/25	20,000	20,530
5% 6/15/26	35,000	36,429
Sussex County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds Series 2003 A, 3.95%, tender 5/1/24 (b)(d)	4,000,000	3,994,262
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Series 2019 B:
5% 8/1/23 (d)	410,000	410,851
5% 8/1/25 (d)	1,200,000	1,237,949
Virginia Small Bus. Fing. Auth. Bonds (Pure Salmon Virgina LLC Proj.) Series 2022, 3.5%, tender 8/1/23 (b)(d)	15,000,000	14,948,307
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (b)	2,075,000	2,005,448
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (b)	1,100,000	1,100,000
TOTAL VIRGINIA		62,792,182
Washington - 1.1%
King County Hsg. Auth. Rev.:
Series 2019:
3% 11/1/23	1,175,000	1,171,675
4% 11/1/24	135,000	135,857
Series 2020:
3% 6/1/23	400,000	400,000
3% 6/1/25	275,000	270,583
Series 2021:
2% 6/1/23	780,000	780,000
3% 12/1/25	825,000	813,900
King County Hsg. Auth. Workforce Hsg. Preservation Series 2021, 2% 10/1/23	100,000	99,345
King County Pub. Hosp. District #2 Series 2015 B, 5% 12/1/34 (Pre-Refunded to 12/1/24 @ 100)	1,000,000	1,024,619
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (b)	3,295,000	3,055,946
Port of Seattle Rev.:
Series 2015 C:
5% 4/1/24 (d)	600,000	605,597
5% 4/1/25 (d)	2,000,000	2,032,854
Series 2016 B, 5% 10/1/23 (d)	2,000,000	2,006,339
Series 2016, 5% 2/1/25	290,000	297,218
Series 2019:
5% 4/1/24 (d)	400,000	403,731
5% 4/1/25 (d)	280,000	286,425
Series 2021 C:
5% 8/1/23 (d)	3,665,000	3,671,578
5% 8/1/24 (d)	2,260,000	2,290,656
5% 8/1/25 (d)	390,000	400,119
Series 2021:
5% 9/1/23 (d)	2,100,000	2,104,882
5% 9/1/24 (d)	1,080,000	1,094,788
Series 2022 B:
5% 8/1/24 (d)	1,420,000	1,439,262
5% 8/1/25 (d)	1,335,000	1,369,640
5% 8/1/26 (d)	835,000	865,969
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	1,740,000	1,582,756
Skagit County Wash Pub. Hosp. District Series 2016, 4% 12/1/26	1,300,000	1,288,384
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/25	25,000	25,665
5% 1/1/26	35,000	36,587
Univ. of Washington Univ. Revs. Series 2020 C, 5% 4/1/26	1,000,000	1,050,299
Washington Gen. Oblig.:
Series 2015 E, 5% 7/1/25	2,230,000	2,286,883
Series 2016 B, 5% 7/1/25	1,075,000	1,115,145
Series 2018 C, 5% 8/1/25	1,000,000	1,039,042
Series R 2020 A, 5% 1/1/25	250,000	257,039
Washington Health Care Facilities Auth. Rev.:
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	205,000	208,438
5% 8/15/26	115,000	118,244
5% 8/15/27	50,000	52,029
Bonds Series 2019 B, 5%, tender 8/1/24 (b)	1,095,000	1,101,984
Series 2015 B, 5% 8/15/23	600,000	601,704
Series 2015:
5% 7/1/24	1,250,000	1,264,292
5% 7/1/27	1,250,000	1,278,341
Washington Hsg. Fin. Commission Series 2021 2N, 5% 6/1/25	945,000	972,239
Washington State Econ. Dev. Fin. Auth. Bonds Series 2022, 3.9%, tender 12/8/23 (b)(d)(f)	5,000,000	4,981,341
TOTAL WASHINGTON		45,881,395
West Virginia - 0.1%
Hsg. Auth. of Everett Bonds Series 2021, 0.3%, tender 9/1/23 (b)	1,500,000	1,482,771
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Appalachian Pwr. Co. Amos Proj.):
Series 2010 A, 0.625%, tender 12/15/25 (b)	2,000,000	1,808,968
Series 2015 A, 2.55%, tender 4/1/24 (b)	225,000	221,041
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2016 A, 5% 6/1/24	1,490,000	1,508,223
TOTAL WEST VIRGINIA		5,021,003
Wisconsin - 1.1%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 5% 1/1/25	300,000	305,194
Clayton Town Series 2021 B, 2% 6/1/26	2,000,000	1,864,742
Dunn County Gen. Oblig. Series 2021 A, 0.25% 10/1/24	1,155,000	1,084,682
Milwaukee County Arpt. Rev. Series 2013 A, 5.25% 12/1/23 (d)	35,000	35,210
Milwaukee Gen. Oblig.:
Series 2015 N2, 4% 3/15/24	2,545,000	2,548,628
Series 2018 N4, 5% 4/1/25	1,130,000	1,156,737
Pub. Fin. Auth. Health Care Sys. Rev. Series 2023 A, 5% 10/1/24	2,375,000	2,424,630
Pub. Fin. Auth. Hosp. Rev.:
(Renown Reg'l. Med. Ctr. Proj.) Series 2015 A, 5% 6/1/24	2,000,000	2,018,380
Series 2020 A:
5% 6/1/23	345,000	345,000
5% 6/1/24	675,000	681,212
5% 6/1/25	375,000	382,901
5% 6/1/26	515,000	533,197
Pub. Fin. Auth. Solid Waste Bonds (Waste Mgmt., Inc. Proj.):
Series 2017 A, 3.875%, tender 8/1/23 (b)(d)	3,400,000	3,398,223
Series 2017 A2, 3.875%, tender 8/1/23 (b)(d)	12,500,000	12,493,468
Pub. Fin. Auth. Wis Pollutionc Bonds (Duke Energy Progress Proj.) Series 2022 A, 3.3%, tender 10/1/26 (b)	2,000,000	1,981,515
Racine Unified School District Series 2021:
2% 4/1/24	475,000	467,563
2% 4/1/25	600,000	575,447
Wisconsin Gen. Oblig. Series 2014 4, 5% 5/1/25	90,000	92,275
Wisconsin Health & Edl. Facilities:
Bonds Series 2018 B, 5%, tender 1/29/25 (b)	355,000	362,880
Series 2014, 5% 5/1/26	800,000	808,408
Series 2018, 5% 4/1/26	195,000	203,731
Series 2019 A:
5% 12/1/23	35,000	35,236
5% 12/1/24	100,000	102,139
5% 12/1/25	125,000	129,090
5% 12/1/26	200,000	209,208
Wisconsin Health & Edl. Facilities Auth. Series 2014 A, 5% 12/1/24	775,000	787,969
Wisconsin Health & Edl. Facilities Auth. Rev.:
Bonds Series 2018 C3, 5%, tender 6/24/26 (b)	3,825,000	4,004,210
Series 2021 B:
4% 9/15/24	200,000	198,138
4% 9/15/26	220,000	214,369
Series 2022, 5% 10/1/25	3,635,000	3,767,148
Wisconsin Hsg. & Econ. Dev. Auth. Series 2021 C, 3% 9/1/52	320,000	305,140
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (b)	170,000	163,342
0.81%, tender 5/1/25 (b)	200,000	188,650
TOTAL WISCONSIN		43,868,662
Wyoming - 0.1%
Laramie County Hosp. Rev. (Cheyenne Reg'l. Med. Ctr. Proj.) Series 2021, 4% 5/1/25	260,000	262,591
Wyoming Cmnty. Dev. Auth. Hsg. Rev.:
Series 2020 3, 5% 6/1/23 (d)	955,000	955,000
Series 2021 4, 0.3% 6/1/23 (d)	1,170,000	1,170,000
TOTAL WYOMING		2,387,591
TOTAL MUNICIPAL BONDS (Cost $2,436,416,720)		2,398,151,493

Municipal Notes - 20.0%
	Principal Amount (a)	Value ($)
Alabama - 0.8%
Black Belt Energy Gas District Participating VRDN:
Series XF 30 73, 3.76% 6/7/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	7,500,000	7,500,000
Series ZL 03 96, 3.71% 6/7/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	2,395,000	2,395,000
Series ZL 03 97, 3.71% 6/7/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	2,400,000	2,400,000
Health Care Auth. for Baptist Health Series 2013 B, 4.76% 6/7/23, VRDN (b)	9,145,000	9,145,000
Southeast Energy Auth. Rev. Bonds Participating VRDN Series XG 04 10, 3.71% 6/7/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	12,500,000	12,500,000
TOTAL ALABAMA		33,940,000
Arizona - 0.4%
Arizona Health Facilities Auth. Rev. Series 2015 B, 3.66% 6/1/23, LOC MUFG Bank Ltd., VRDN (b)	2,500,000	2,449,060
Mizuho Cap. Markets LLC Participating VRDN:
Series XF 30 93, 3.81% 6/7/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	3,200,000	3,200,000
Series XF 30 94, 3.81% 6/7/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	1,500,000	1,500,000
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2023 C, 3.17% 6/6/23, CP	10,000,000	9,998,871
TOTAL ARIZONA		17,147,931
California - 2.6%
California Cmnty. Choice Fing. Auth. Clean Energy Proj. Rev. Participating VRDN Series XF 30 07, 3.76% 6/7/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(g)(h)	12,980,000	12,980,000
California Hsg. Fin. Auth. Multi-family Participating VRDN Series Floaters BAML 60 02, 3.76% 7/5/23 (Liquidity Facility Bank of America NA) (b)(g)(h)	5,300,000	5,300,000
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series Floater MIZ 91 13, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	1,600,000	1,600,000
California Statewide Cmntys. Dev. Auth. Rev. Series 2023 E, 3.2% tender 6/8/23, CP mode	2,500,000	2,499,958
Los Angeles Cmnty. Redev. Agcy. Multi-family Hsg. Rev. Participating VRDN:
Series 2022 MIZ 90 89, 4.65% 6/1/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(g)(h)	14,725,000	14,725,000
Series 2022 MIZ 90 90, 4.65% 6/1/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(g)(h)	4,450,000	4,450,000
Los Angeles County Gen. Oblig. TRAN Series 2022, 4% 6/30/23	5,000,000	5,003,759
Los Angeles Dept. Arpt. Rev. Series 2023 B2, 3.85% 8/7/23, LOC Barclays Bank PLC, CP (d)	9,000,000	8,996,515
Los Angeles Gen. Oblig. TRAN Series 2022, 4% 6/29/23	11,725,000	11,733,046
Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 90 97, 3.81% 6/7/23, LOC Mizuho Cap. Markets LLC (b)(g)(h)	1,500,000	1,500,000
Riverside County Gen. Oblig. TRAN Series 2022, 5% 6/30/23	1,250,000	1,251,613
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN Series 2022 XF 30 51, 3.71% 6/7/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(g)(h)	5,200,000	5,200,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN:
Series MIZ 90 63, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	16,325,000	16,325,000
Series MIZ 91 15, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	12,800,000	12,800,000
Univ. of California Revs. Series 2023, 3.4% 7/5/23, CP	4,500,000	4,500,566
TOTAL CALIFORNIA		108,865,457
Colorado - 0.5%
Colorado Ed. Ln. Prog. TRAN Series 2022 A, 5% 6/29/23	6,960,000	6,968,947
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 3.76% 6/7/23, LOC Deutsche Bank AG, VRDN (b)	580,000	580,000
Colorado Health Facilities Auth. Rev. Participating VRDN Series 33 64, 3.55% 6/7/23 (b)(g)(h)	9,000,000	9,000,000
Colorado Health Facilities Auth. Rev. Bonds Participating VRDN Series XM 10 61, 3.71% 6/1/23 (Liquidity Facility JPMorgan Chase Bank) (b)(g)(h)	1,400,000	1,400,000
Denver City & County Arpt. Rev. Participating VRDN Series XM 10 20, 3.71% 6/7/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(g)(h)	2,200,000	2,200,000
TOTAL COLORADO		20,148,947
Connecticut - 0.2%
Connecticut Hsg. Fin. Auth. Series 2022 A4, 3.71% 6/7/23, VRDN (b)	10,000,000	9,927,434
Florida - 1.4%
Bay County Indl. Rev. Dev. (Gulf Pwr. Co. Proj.) Series 2020, 4.05% 6/1/23, VRDN (b)(d)	6,000,000	6,000,000
Broward County School District TAN Series 2022, 4% 6/30/23	2,000,000	2,000,621
Cap. Trust Agcy. Edl. Facilities Rev. Participating VRDN Series XF 30 98, 3.81% 6/7/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	1,400,000	1,400,000
Florida Local Govt. Fin. Cmnty. Series 2023 A1, 3.45% 7/6/23, LOC JPMorgan Chase Bank, CP	8,500,000	8,499,502
Highlands County Health Facilities Auth. Rev. Series 2007 A2, 3.41% 6/7/23, VRDN (b)	2,635,000	2,635,000
Hillsborough County Aviation Auth. Rev. Participating VRDN Series XL 02 90, 3.71% 6/7/23 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)(g)(h)	4,300,000	4,300,000
Jacksonville Health Care Series 2023, 3.35% 6/8/23, CP	1,000,000	999,902
Lee Memorial Health Sys. Hosp. Rev. Series 2019 B, 3.93% 6/7/23, VRDN (b)	19,300,000	19,300,000
Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series Floater MIZ 90 87, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	1,035,000	1,035,000
Miami-Dade County Aviation Rev. Series 2023, 3.3% 7/3/23, LOC Bank of America NA, CP (d)	2,000,000	1,999,896
Miami-Dade County Indl. Dev. Auth. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2021, 4% 6/1/23, VRDN (b)(d)	5,000,000	5,000,000
Mizuho Cap. Markets LLC Participating VRDN Series XF 30 96, 3.81% 6/7/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	3,855,000	3,855,000
TOTAL FLORIDA		57,024,921
Georgia - 0.7%
Bartow County Dev. Auth. (Georgia Pwr. Co. Plant Bowen Proj.) Series 2022:
4.2% 6/1/23, VRDN (b)(d)	17,350,000	17,350,000
4.35% 6/1/23, VRDN (b)(d)	5,500,000	5,500,000
Buford Hsg. Auth. Multifamily Participating VRDN Series XF 31 18, 3.81% 6/7/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	1,600,000	1,600,000
Private Colleges & Univs. Auth. Rev. Participating VRDN Series Floaters XM 04 35, 3.44% 6/7/23 (Liquidity Facility Barclays Bank PLC) (b)(g)(h)	3,000,000	3,000,000
TOTAL GEORGIA		27,450,000
Hawaii - 0.1%
Hawaii Arpts. Sys. Rev. Participating VRDN:
Series XG 03 86, 3.71% 6/7/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(g)(h)	2,200,000	2,200,000
Series XM 10 55, 3.71% 6/7/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)(g)(h)	1,800,000	1,800,000
TOTAL HAWAII		4,000,000
Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series A, 3.11% 6/7/23 (Liquidity Facility Fannie Mae) (Liquidity Facility Freddie Mac), VRDN (b)	500,000	500,000
Illinois - 1.1%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN:
Series 2022 XL 03 14, 3.71% 6/7/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(g)(h)	10,700,000	10,700,000
Series XF 14 24, 3.73% 6/7/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(g)(h)	5,000,000	5,000,000
Series XM 10 41, 3.73% 6/7/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(g)(h)	13,200,000	13,200,000
Illinois Edl. Facilities Auth. Rev.:
Series 1995, 3.2% 6/2/23, CP	5,000,000	4,999,924
Series 2023, 3.45% 7/6/23, CP	4,500,000	4,499,919
Illinois Fin. Auth. Edl. Facilities Rev. Participating VRDN Series XF 30 97, 3.81% 6/7/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	4,095,000	4,095,000
Reg'l. Transn Auth. Extend Series 2005 B, 4.35% 6/7/23, VRDN (b)	1,005,000	1,005,000
TOTAL ILLINOIS		43,499,843
Indiana - 0.2%
Indiana Fin. Auth. Rev. Series 2023 D2, 3.33% tender 6/6/23, CP mode	2,375,000	2,374,824
Indiana Univ. Student Fee Revs. Series 2023, 2.85% 6/9/23, CP	4,783,000	4,781,894
TOTAL INDIANA		7,156,718
Kansas - 0.2%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.) Series 2007 A, 3.48% 6/7/23, VRDN (b)	5,000,000	5,000,000
Wichita Gen. Oblig. BAN Series 310, 5% 10/13/23	5,000,000	5,028,383
TOTAL KANSAS		10,028,383
Kentucky - 0.4%
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 4.95% 6/1/23, VRDN (b)(d)	13,820,000	13,820,000
Series 2020 B1, 4.95% 6/1/23, VRDN (b)(d)	800,000	800,000
TOTAL KENTUCKY		14,620,000
Louisiana - 0.6%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 3.94% 6/7/23, VRDN (b)	24,220,000	24,220,000
Maryland - 0.2%
Baltimore County Gen. Oblig. Participating VRDN Series 2022 032, 3.71% 7/12/23 (Liquidity Facility Barclays Bank PLC) (b)(g)(h)	1,600,000	1,600,000
Baltimore Proj. Rev. Bonds Series Floaters G 42, 3.61%, tender 1/2/24 (Liquidity Facility Royal Bank of Canada) (b)(g)(h)(i)	2,300,000	2,300,000
Integrace Obligated Group Participating VRDN Series 2022 024, 3.71% 7/12/23 (Liquidity Facility Barclays Bank PLC) (b)(g)(h)	3,700,000	3,700,000
TOTAL MARYLAND		7,600,000
Massachusetts - 0.1%
Massachusetts Bay Trans. Auth.:
Series 2023 B, 3.72% 6/22/23, CP	3,500,000	3,500,373
Series 2023, 3.3% 8/1/23, CP	1,400,000	1,399,903
TOTAL MASSACHUSETTS		4,900,276
Michigan - 0.3%
Michigan Fin. Auth. Rev. RAN Series 2022 A:
5% 7/20/23	400,000	400,793
5% 8/21/23, LOC JPMorgan Chase Bank	3,790,000	3,801,512
St Joseph Hosp. Fa Hsp Rev. Series 2002, 3.42% 6/7/23 (Assured Guaranty Muni. Corp. Insured), VRDN (b)	7,020,000	7,020,000
Univ. of Michigan Rev. Series 2023 L1, 3.25% 9/7/23, CP	390,000	389,940
TOTAL MICHIGAN		11,612,245
Minnesota - 0.1%
Minneapolis Health Care Sys. Rev. (Fairview Health Svcs.) Series 2018 C, 3.85% 6/1/23, LOC Wells Fargo Bank NA, VRDN (b)	2,670,000	2,670,000
Roseville Multi-family Hsg. Participating VRDN Series XF 30 34, 3.81% 6/1/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	1,800,000	1,800,000
TOTAL MINNESOTA		4,470,000
Mississippi - 0.3%
Mississippi Bus. Fin. Corp. Rev. (Mississippi Pwr. Co. Proj.) Series 1999, 4.25% 6/1/23, VRDN (b)(d)	8,900,000	8,900,000
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev.:
(Gulf Pwr. Co. Proj.) Series 2012, 4.05% 6/1/23, VRDN (b)(d)	3,000,000	3,000,000
(Mississippi Pwr. Co. Proj.) Series 1995, 4.35% 6/1/23, VRDN (b)(d)	100,000	100,000
TOTAL MISSISSIPPI		12,000,000
Missouri - 0.1%
Kansas City Indl. Dev. Auth. Participating VRDN Series XL 03 3, 3.73% 6/7/23 (Liquidity Facility JPMorgan Chase Bank) (b)(d)(g)(h)	4,900,000	4,900,000
Montana - 0.0%
Montana Board of Hsg. Participating VRDN Series Floater MIZ 90 61, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	290,821	290,821
New Jersey - 0.3%
Hudson County Impt. Auth. Rev. BAN Series 2022 B1, 3% 8/4/23	6,276,000	6,271,101
Newark Gen. Oblig. BAN Series 2022 D, 4% 9/29/23	3,000,000	2,997,978
Trenton Gen. Oblig. BAN Series 2023, 6% 5/31/24 (e)	5,000,000	5,102,511
TOTAL NEW JERSEY		14,371,590
New Mexico - 0.1%
New Mexico St Hosp. Equip. Ln. Co. Participating VRDN Series 2022 034, 3.71% 7/12/23 (Liquidity Facility Barclays Bank PLC) (b)(g)(h)	2,100,000	2,100,000
New York - 2.4%
New York City Gen. Oblig.:
Series 2006, 4.25% 6/2/23 (Assured Guaranty Muni. Corp. Insured), VRDN (b)	5,100,000	5,100,000
Series 2012 2, 3.61% 6/8/23, VRDN (b)	22,800,000	22,800,000
New York Pwr. Auth.:
Series 2022 2, 3.25% 6/7/23, CP	8,573,000	8,572,173
Series 2023, 3.15% 8/2/23, CP	4,000,000	3,996,950
New York Trans. Dev. Corp. Participating VRDN Series 2022 E 154, 3.51% 6/7/23 (Liquidity Facility Royal Bank of Canada) (b)(d)(g)(h)	10,000,000	10,000,000
RIB Floater Trust Various States Participating VRDN Series Floater 2022 007, 3.81% 7/12/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(g)(h)	23,500,000	23,500,000
Rochester Gen. Oblig. BAN Series 2022 III, 4% 8/2/23	15,000,000	15,005,864
South Huntington Union Free School District TAN Series 2022, 4% 6/28/23	5,000,000	5,000,606
South Jefferson Central School District BAN Series 2023, 4% 2/9/24	1,970,000	1,968,054
Westhill Cent School District Gedd BAN Series 2022, 4% 6/28/23	2,500,000	2,500,608
TOTAL NEW YORK		98,444,255
North Carolina - 0.2%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. Series 2000 B, 4% 6/7/23, VRDN (b)(d)	8,300,000	8,300,000
North Dakota - 0.0%
Basin Elec. Pwr. Coop. Series 2023 1, 3.8% 6/6/23 (Liquidity Facility Nat'l. Rural Utils. Coop. Fin. Corp.), CP	2,000,000	1,999,980
Ohio - 0.6%
Allen County Hosp. Facilities Rev. Series 2012 B, 3.8% 6/7/23 (Liquidity Facility Ohio Gen. Oblig.), VRDN (b)	3,100,000	3,100,000
American Muni. Pwr. BAN (City of Wapakoneta Proj.) Series 2022, 3.5% 6/22/23	1,000,000	999,677
Hamilton Gen. Oblig. BAN Series 2022, 4% 12/28/23	2,145,000	2,149,429
Lake County Gen. Oblig. BAN Series 2023, 4% 12/28/23	1,850,000	1,847,873
Lorain County Gen. Oblig. BAN Series 2022 B, 4.5% 12/14/23	1,595,000	1,592,971
Newark Gen. Oblig. BAN Series 2022, 4% 9/26/23	2,890,000	2,889,651
Ohio Hosp. Rev.:
Series 2013 B, 3.87% 6/7/23, VRDN (b)	4,995,000	4,995,000
Series 2021 B, 3.61% 6/1/23, VRDN (b)	3,000,000	3,000,000
Sandusky Gen. Oblig. BAN Series 2022, 5% 9/7/23	2,400,000	2,402,080
TOTAL OHIO		22,976,681
Oklahoma - 0.5%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 B, 3.95% 6/8/26, VRDN (b)	17,855,000	17,855,000
Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	1,300,000	1,300,000
TOTAL OKLAHOMA		19,155,000
Pennsylvania - 0.7%
Central Bradford Progress Auth. Rev. Series 2021 D, 3.97% 6/7/23, VRDN (b)	6,455,000	6,455,000
Montgomery County Higher Ed. & Health Auth. Rev. Series 2018 D, 3.91% 6/8/26, VRDN (b)	10,000,000	10,000,000
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. Series 2009 B, 4.95% 6/7/23, LOC MUFG Bank Ltd., VRDN (b)	5,000,000	5,000,000
Philadelphia Auth. for Indl. Dev. Series 2017 B, 3.91% 6/8/26, VRDN (b)	7,465,000	7,465,000
TOTAL PENNSYLVANIA		28,920,000
South Carolina - 0.2%
County Square Redev. Corp. BAN Series 2023, 5% 2/9/24	6,000,000	6,048,180
South Carolina Jobs-Econ. Dev. Auth. Series 2018 C, 3.94% 6/8/26, VRDN (b)	2,000,000	2,000,000
South Carolina Pub. Svc. Auth. Rev. Series 2023, 3.05% 6/6/23, LOC Barclays Bank PLC, CP	2,013,000	2,012,876
TOTAL SOUTH CAROLINA		10,061,056
Tennessee - 0.7%
Chattanooga Health Ed. & Hsg. Facility Board Rev. (Catholic Health Initiatives Proj.) Series C, 3.7% 6/7/23, VRDN (b)	14,475,000	14,475,000
Greeneville Health & Edl. Facilities Board Series 2018 B, 3.35% 6/7/23, LOC U.S. Bank NA, Cincinnati, VRDN (b)	800,000	800,000
Tennessee Gen. Oblig.:
Series 2023 A, 3.65% 8/9/23 (Liquidity Facility Tennessee Consldatd Retire Sys.), CP	12,500,000	12,500,290
Series 2023, 3.45% 8/1/23 (Liquidity Facility Tennessee Consldatd Retire Sys.), CP	1,125,000	1,123,972
TOTAL TENNESSEE		28,899,262
Texas - 2.9%
Ep Machuca Lp Participating VRDN Series MIZ 91 04, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)(i)	1,900,000	1,900,000
Grand Parkway Trans. Corp. Participating VRDN Series XF 02 28, 3.56% 6/7/23 (b)(g)(h)	5,000,000	5,000,000
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2023 B1, 3.23% tender 6/1/23, CP mode	6,000,000	5,999,979
Series 2023 B2, 3.45% tender 8/1/23, CP mode	3,400,000	3,399,658
Series 2023 B3, 3.45% tender 7/6/23, CP mode	3,500,000	3,499,938
Harris County Gen. Oblig. Series 2023 D2, 3.6% 6/5/23 (Liquidity Facility State Street Bank & Trust Co., Boston), CP	8,570,000	8,570,153
Houston Arpt. Sys. Rev. 3.5% 6/22/23, CP	3,500,000	3,499,979
Houston Higher Ed. Fin. Corp. Higher Ed. Rev. Series 2023 A, 3.3% 8/1/23, CP	1,505,000	1,504,851
Houston Higher Ed. Fing. Corp. Series 2023:
3.1% 6/1/23, CP	1,240,000	1,239,968
3.1% 7/6/23, CP	1,125,000	1,123,961
Love Field Arpt. Modernization Rev. Series 2023, 3.5% 8/1/23, LOC JPMorgan Chase Bank, CP (d)	500,000	499,905
Lower Colorado River Auth. Rev. Series 2023 B, 3.45% 8/30/23, LOC State Street Bank & Trust Co., Boston, CP	1,257,000	1,257,000
Mizuho Floater / Residual Trust V Participating VRDN Series MIZ 91 24, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	11,100,000	11,100,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 4.25% 6/1/23, VRDN (b)	7,600,000	7,600,000
Series 2004, 3.58% 6/7/23, VRDN (b)(d)	25,215,000	25,215,000
Series 2010 C, 4.25% 6/1/23, VRDN (b)	2,900,000	2,900,000
Series 2010 D:
3.6% 6/7/23, VRDN (b)	6,400,000	6,400,000
3.63% 6/7/23, VRDN (b)	1,200,000	1,200,000
San Antonio Elec. & Gas Sys. Rev.:
Series 2022, 3.25% 7/13/23 (Liquidity Facility Bank of America NA), CP	9,000,000	8,993,498
Series 2023 A2, 3.2% 8/10/23 (Liquidity Facility Bank of America NA), CP	5,000,000	4,994,737
San Antonio Wtr. Sys. Rev. Participating VRDN Series XF 14 47, 3.44% 6/7/23 (Liquidity Facility Bank of America NA) (b)(g)(h)	2,000,000	2,000,000
Univ. of Texas Board of Regents Sys. Rev. Series 2023, 3.2% 8/1/23 (Liquidity Facility Univ. of Texas Invt. Mgmt. Co.), CP	9,000,000	8,987,220
TOTAL TEXAS		116,885,847
Utah - 0.1%
Murray City Hosp. Rev. Series 2003 B, 3.25% 6/7/23, VRDN (b)	3,500,000	3,500,000
Washington - 0.1%
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 3.71% 7/12/23 (Liquidity Facility Barclays Bank PLC) (b)(d)(g)(h)	4,900,000	4,900,000
West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 E, 3.92% 6/8/26, VRDN (b)	3,455,000	3,455,000
Wisconsin - 0.8%
Kestrel Heights Facilities, Ll Participating VRDN Series XF 30 95, 3.81% 6/7/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	2,800,000	2,800,000
PMA Levy & Aid Anticipation Nts Prog. TRAN:
Series 2022 A:
4% 6/23/23	1,500,000	1,500,128
4% 9/27/23	3,000,000	2,999,638
Series 2022 B, 4% 9/27/23	3,500,000	3,499,578
Pub. Fin. Auth. Ed. Rev. Mountain Island Charter School Participating VRDN Series XF 30 99, 3.81% 6/7/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(g)(h)	2,900,000	2,900,000
Waushara County Wis BAN Series 2023 A, 4.75% 12/1/23	6,100,000	6,110,610
Wisconsin Health & Edl. Facilities Series 2020 C, 4.76% 6/8/26, VRDN (b)	9,750,000	9,750,000
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2022 A, 4.76% 6/7/23, VRDN (b)	2,000,000	2,000,000
TOTAL WISCONSIN		31,559,954
TOTAL MUNICIPAL NOTES (Cost $820,219,007)		819,831,601

Municipal Bond Funds - 5.2%
	Shares	Value ($)
JPMorgan Ultra-Short Municipal Income ETF	4,116,671	208,303,553
Nuveen NY AMT-Free Quality Municipal Income Fund Preferred Shares 3.86% (b)(f)(j)	6,800,000	6,800,000
TOTAL MUNICIPAL BOND FUNDS (Cost $215,301,783)		215,103,553

Short-Term Funds - 7.4%
	Shares	Value ($)
Federated Hermes Municipal Ultrashort Fund Institutional Shares	6,124,042	60,628,012
Vanguard Short-Term Tax-Exempt Fund Admiral Shares	15,747,851	245,351,509
TOTAL SHORT-TERM FUNDS (Cost $312,438,863)		305,979,521

Money Market Funds - 9.5%
	Principal Amount (a)	Value ($)
Fidelity Investments Money Market Government Portfolio Institutional Class 5.02% (k)(l)	190,771,386	190,771,386
Fidelity Municipal Cash Central Fund 3.74% (m)(n)	29,061,188	29,067,000
Fidelity SAI Municipal Money Market Fund 3.40% (k)(l)	156,839,787	156,886,839
State Street Institutional U.S. Government Money Market Fund Premier Class 5.02% (k)	14,311,150	14,311,150
TOTAL MONEY MARKET FUNDS (Cost $390,981,668)		391,036,375

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $4,175,358,041)	4,130,102,543
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(18,400,055)
NET ASSETS - 100.0%	4,111,702,488

Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
CP	-	COMMERCIAL PAPER
ETF	-	EXCHANGE-TRADED FUND
RAN	-	REVENUE ANTICIPATION NOTE
TAN	-	TAX ANTICIPATION NOTE
TRAN	-	TAX AND REVENUE ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $113,696,458 or 2.8% of net assets.

(g)	Provides evidence of ownership in one or more underlying municipal bonds.
(h)	Coupon rates are determined by re-marketing agents based on current market conditions.
(i)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $35,950,821 or 0.9% of net assets.

(j)	Non-income producing
(k)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	Affiliated Fund
(m)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(n)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Baltimore Proj. Rev. Bonds Series Floaters G 42, 3.61%, tender 1/2/24 (Liquidity Facility Royal Bank of Canada)	1/03/23	2,300,000

Ep Machuca Lp Participating VRDN Series MIZ 91 04, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC)	8/05/22	1,900,000

Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series Floater MIZ 90 87, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC)	1/27/22	1,035,000

Montana Board of Hsg. Participating VRDN Series Floater MIZ 90 61, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC)	8/17/22	290,821

San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 90 63, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC)	2/18/21	16,325,000

San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 91 15, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC)	12/19/22 - 1/30/23	12,800,000

Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 3.81% 7/5/23 (Liquidity Facility Mizuho Cap. Markets LLC)	8/11/22	1,300,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.74%	92,097,000	291,862,001	354,892,000	533,527	218	(219)	29,067,000	1.5%
Total	92,097,000	291,862,001	354,892,000	533,527	218	(219)	29,067,000

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Investments Money Market Government Portfolio Institutional Class 5.02%	167,772,403	757,658,320	734,659,299	7,106,229	(38)	-	190,771,386
Fidelity SAI Municipal Money Market Fund 3.40%	461,165,608	61,910,076	366,249,403	5,783,637	(11,414)	71,972	156,886,839
	628,938,011	819,568,396	1,100,908,702	12,889,866	(11,452)	71,972	347,658,225

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	3,217,983,094	-	3,217,983,094	-

Municipal Bond Funds	215,103,553	208,303,553	6,800,000	-

Short-Term Funds	305,979,521	305,979,521	-	-

Money Market Funds	391,036,375	391,036,375	-	-
Total Investments in Securities:	4,130,102,543	905,319,449	3,224,783,094	-
Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $3,798,687,523)	$3,753,377,318
Fidelity Central Funds (cost $29,066,873)	29,067,000
Other affiliated issuers (cost $347,603,645)	347,658,225

Total Investment in Securities (cost $4,175,358,041)		$4,130,102,543
Cash		13,421,557
Receivable for investments sold		10,208,111
Receivable for fund shares sold		5,017,103
Dividends receivable		480,111
Interest receivable		33,326,432
Distributions receivable from Fidelity Central Funds		47,993
Prepaid expenses		10,754
Other receivables		4,916
Total assets		4,192,619,520
Liabilities
Payable for investments purchased
Regular delivery	$31,178,878
Delayed delivery	34,875,015
Payable for fund shares redeemed	5,748,955
Distributions payable	8,866,080
Accrued management fee	186,433
Other payables and accrued expenses	61,671
Total Liabilities		80,917,032
Net Assets		$4,111,702,488
Net Assets consist of:
Paid in capital		$4,170,739,441
Total accumulated earnings (loss)		(59,036,953)
Net Assets		$4,111,702,488
Net Asset Value , offering price and redemption price per share ($4,111,702,488 ÷ 414,687,619 shares)		$9.92

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends:
Unaffiliated issuers		$8,457,066
Affiliated issuers		12,886,886
Interest		62,161,596
Income from Fidelity Central Funds		533,112
Total Income		84,038,660
Expenses
Management fee	$13,368,651
Custodian fees and expenses	35,726
Independent trustees' fees and expenses	28,387
Registration fees	41,869
Audit	69,317
Legal	6,176
Miscellaneous	31,632
Total expenses before reductions	13,581,758
Expense reductions	(10,545,066)
Total expenses after reductions		3,036,692
Net Investment income (loss)		81,001,968
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(4,665,174)
Fidelity Central Funds	218
Other affiliated issuers	(11,452)
Capital gain distributions from underlying funds:
Affiliated issuers	3,395
Total net realized gain (loss)		(4,673,013)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,218,945
Fidelity Central Funds	(219)
Other affiliated issuers	71,972
Total change in net unrealized appreciation (depreciation)		1,290,698
Net gain (loss)		(3,382,315)
Net increase (decrease) in net assets resulting from operations		$77,619,653
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$81,001,968	$23,958,203
Net realized gain (loss)	(4,673,013)	(8,614,984)
Change in net unrealized appreciation (depreciation)	1,290,698	(64,441,194)
Net increase (decrease) in net assets resulting from operations	77,619,653	(49,097,975)
Distributions to shareholders	(80,814,554)	(23,902,105)
Share transactions
Proceeds from sales of shares	1,807,729,207	1,479,201,995
Reinvestment of distributions	16,099	5,311
Cost of shares redeemed	(2,252,260,067)	(2,236,352,971)
Net increase (decrease) in net assets resulting from share transactions	(444,514,761)	(757,145,665)
Total increase (decrease) in net assets	(447,709,662)	(830,145,745)

Net Assets
Beginning of period	4,559,412,150	5,389,557,895
End of period	$4,111,702,488	$4,559,412,150

Other Information
Shares
Sold	182,390,011	147,957,299
Issued in reinvestment of distributions	1,624	532
Redeemed	(227,349,965)	(224,667,170)
Net increase (decrease)	(44,958,330)	(76,709,339)

Financial Highlights
Strategic Advisers® Tax-Sensitive Short Duration Fund

Years ended May 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.92	$10.05	$10.02	$10.03	$9.99
Income from Investment Operations
Net investment income (loss) A,B	.190	.044	.067	.159	.174
Net realized and unrealized gain (loss)	.001 C	(.130)	.034	(.006)	.042
Total from investment operations	.191	(.086)	.101	.153	.216
Distributions from net investment income	(.191)	(.044)	(.070)	(.159)	(.173)
Distributions from net realized gain	-	-	(.001)	(.004)	(.003)
Total distributions	(.191)	(.044)	(.071)	(.163)	(.176)
Net asset value, end of period	$9.92	$9.92	$10.05	$10.02	$10.03
Total Return D,E	1.94%	(.85)%	1.01%	1.53%	2.19%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.32%	.32%	.33%	.34%	.37%
Expenses net of fee waivers, if any	.07%	.07%	.08%	.09%	.12%
Expenses net of all reductions	.07%	.07%	.08%	.09%	.12%
Net investment income (loss)	1.92%	.44%	.66%	1.59%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$4,111,702	$4,559,412	$5,389,558	$3,368,491	$3,415,877
Portfolio turnover rate H	80%	53%	86%	81%	57%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Strategic Advisers Tax-Sensitive Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Tax-Sensitive Short Duration Fund	$4,916

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$909,441
Gross unrealized depreciation	(46,119,806)
Net unrealized appreciation (depreciation)	$(45,210,365)
Tax Cost	$4,175,312,908

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(13,616,284)
Net unrealized appreciation (depreciation) on securities and other investments	$(45,210,365)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(4,037,086)
Long-term	(9,579,198)
Total capital loss carryforward	$(13,616,284)

The tax character of distributions paid was as follows:

	May 31, 2023	May 31, 2022
Tax-exempt Income	$77,084,191	$23,844,568
Ordinary Income	3,730,363	57,537
Total	$80,814,554	$23,902,105

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	2,565,871,942	2,714,968,309
4. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .32% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser), T. Rowe Price Associates, Inc. and Allspring Global Investments, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.   Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	1,370,000	28,255,316	(491)
5. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Tax-Sensitive Short Duration Fund	$8,147
7. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $10,539,419.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $5,647.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Tax-Sensitive Short Duration Fund
Fidelity SAI Municipal Money Market Fund	100%
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Tax-Sensitive Short Duration Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Tax-Sensitive Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023

Strategic Advisers® Tax-Sensitive Short Duration Fund	.07%
Actual		$ 1,000	$ 1,013.30	$ .35
Hypothetical- B		$ 1,000	$ 1,024.58	$ .35

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

A total of 24.50% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

During fiscal year ended 2023, 90.78% of the fund's income dividends was free from federal income tax, and 29.96% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9885904.105
TSS-ANN-0723
Strategic Advisers® Short Duration Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Short Duration Fund	2.52%	1.61%	1.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Short Duration Fund on May 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Citigroup® 6-Month U.S. Treasury Bill Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -2.14% for the 12 months ending May 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first five months of the period saw a continuation of the notable bond market downturn that began in early 2022, when the U.S. Federal Reserve, faced with persistent inflationary pressure, began an aggressive series of interest rate hikes to combat it. The actions helped push nominal and real (inflation-adjusted) U.S. bond yields to their highest level in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying corporate debt and other credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Powell pointed to a slowdown in the size of future rate hikes, and in December the Fed began raising rates in smaller increments. To date, the central bank has raised its benchmark rate ten times, by a total of 5.0 percentage points. With the market anticipating the end of the Fed's cycle later this year, the Aggregate index advanced 3.59% in the first four months of 2023 but returned -1.09% in May, when the continued strength of the labor market surprised analysts and suggested the Fed may need to keep rates higher for longer. For the full 12 months, short-term bonds outperformed longer-term issues, while higher-risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries.
Comments from Lead Portfolio Manager Jonathan Duggan:
For the fiscal year ending May 31, 2023, the Fund gained 2.52%, trailing the 3.31% increase in the benchmark FTSE ® 6-Month U.S. Treasury Bill Index. We organize the Fund's investments into three categories: money market/low volatility; low duration (averaging less than one year); and short-term (an average duration of one to two years). During the 12-month reporting period, the fund's primary relative detractors were sub-adviser T. Rowe Price (+1%), along with Metropolitan West Low Duration Bond Fund (+0.2%) and Fidelity ® SAI Short-Term Bond Fund (+1%). All three managers are in the short-term group. Both the sharp rise in short-duration U.S. Treasury yields and widening credit spreads among short-maturity corporate bonds worked against their performance. On the plus side, sub-adviser FIAM ® (+4%) aided performance the most compared with the benchmark. FIAM runs a high-quality, investment-grade strategy that benefited from exposure to floating-rate corporate bonds and asset-backed securities. Having very limited interest rate sensitivity in its portfolio also bolstered this manager's performance. During the period, we added liquidity to the broader Fund by increasing certain low-duration holdings, such as Baird Ultra Short Bond Fund and the JPMorgan Ultra-Short Income exchange-traded fund. We also initiated a stake in Morgan Stanley Ultra-Short Income Portfolio, which has exposure to corporate credit and commercial paper, but seeks to maintain a stable net asset value. As of May 31, short-term yields were considerably higher than they were a year ago, providing more income potential for the Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary May 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
PIMCO Short-Term Fund Institutional Class	10.4
JPMorgan Ultra-Short Income ETF	8.5
Baird Ultra Short Bond Fund Institutional Class	7.9
T. Rowe Price Ultra Short-Term Bond Fund	5.4
iShares Ultra Short-Term Bond ETF	4.7
iShares Lehman 1-3 Year Treasury Bond ETF	4.3
Fidelity SAI Short-Term Bond Fund	3.4
Fidelity Investments Money Market Government Portfolio Institutional Class 5.02%	3.3
Baird Short-Term Bond Fund - Institutional Class	3.0
iShares Short Maturity Bond ETF	2.8
Asset Allocation (% of Fund's net assets)

Futures - 2.2%

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 20.3%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.3%
KT Corp. 4% 8/8/25 (b)	1,525,000	1,487,017
NBN Co. Ltd. 1.45% 5/5/26 (b)	1,765,000	1,595,462
NTT Finance Corp.:
0.583% 3/1/24 (b)	2,184,000	2,106,413
4.239% 7/25/25 (b)	235,000	230,529
SBA Tower Trust 3.869% 10/8/49 (b)	790,000	766,794
Verizon Communications, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.500% 5.4157% 3/22/24 (c)(d)	2,563,000	2,560,940
1.45% 3/20/26	1,155,000	1,056,730
2.625% 8/15/26	1,615,000	1,516,318
		11,320,203
Entertainment - 0.0%
Take-Two Interactive Software, Inc.:
3.3% 3/28/24	955,000	935,601
3.55% 4/14/25	340,000	329,113
5% 3/28/26	950,000	946,047
		2,210,761
Interactive Media & Services - 0.0%
Meta Platforms, Inc. 4.6% 5/15/28	645,000	644,602
Media - 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.908% 7/23/25	4,035,000	3,967,865
Comcast Corp.:
3.375% 8/15/25	655,000	636,166
5.25% 11/7/25	380,000	384,767
COX Communications, Inc.:
2.95% 6/30/23 (b)	1,950,000	1,941,039
3.15% 8/15/24 (b)	2,021,000	1,979,888
3.5% 8/15/27 (b)	350,000	329,113
Magallanes, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.780% 6.668% 3/15/24 (c)(d)	3,122,000	3,133,431
3.755% 3/15/27	3,060,000	2,867,622
6.412% 3/15/26	450,000	451,004
		15,690,895
Wireless Telecommunication Services - 0.1%
Rogers Communications, Inc.:
2.95% 3/15/25 (b)	1,305,000	1,243,854
3.2% 3/15/27 (b)	1,365,000	1,270,729
T-Mobile U.S.A., Inc.:
2.625% 4/15/26	255,000	237,572
3.5% 4/15/25	1,150,000	1,115,108
		3,867,263
TOTAL COMMUNICATION SERVICES		33,733,724
CONSUMER DISCRETIONARY - 1.6%
Automobile Components - 0.0%
Aptiv PLC / Aptiv Corp. 2.396% 2/18/25	815,000	774,649
Automobiles - 1.2%
BMW U.S. Capital LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.530% 5.4683% 4/1/24 (b)(c)(d)	5,925,000	5,935,692
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.840% 5.7783% 4/1/25 (b)(c)(d)	7,500,000	7,531,534
Daimler Finance North America LLC:
0.75% 3/1/24 (b)	2,000,000	1,930,067
4.8% 3/30/26 (b)	670,000	669,084
4.95% 3/30/25 (b)	5,525,000	5,510,988
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.000% 5.5807% 10/15/24 (c)(d)	4,200,000	4,167,697
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.760% 5.6246% 3/8/24 (c)(d)	4,061,000	4,043,533
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.200% 6.2593% 11/17/23 (c)(d)	5,000,000	5,005,911
2.9% 2/26/25	2,035,000	1,938,996
5.4% 4/6/26	495,000	492,805
Hyundai Capital Services, Inc. 2.125% 4/24/25 (b)	380,000	356,211
Nissan Motor Acceptance Corp. 3.875% 9/21/23 (b)	225,000	223,183
Nissan Motor Co. Ltd. 3.043% 9/15/23 (b)	2,360,000	2,336,323
Stellantis Finance U.S., Inc. 1.711% 1/29/27 (b)	675,000	596,687
Volkswagen Group of America Finance LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.950% 5.7994% 6/7/24 (b)(c)(d)	8,000,000	8,019,724
0.875% 11/22/23 (b)	590,000	576,749
3.95% 6/6/25 (b)	760,000	739,437
		50,074,621
Broadline Retail - 0.0%
Nordstrom, Inc. 2.3% 4/8/24	150,000	143,277
Distributors - 0.0%
Genuine Parts Co. 1.75% 2/1/25	410,000	384,805
Diversified Consumer Services - 0.0%
ERAC U.S.A. Finance LLC 4.6% 5/1/28 (b)	1,205,000	1,181,364
Hotels, Restaurants & Leisure - 0.2%
Hyatt Hotels Corp. 1.3% 10/1/23	565,000	556,396
Marriott International, Inc.:
3.6% 4/15/24	1,750,000	1,726,286
3.75% 3/15/25	180,000	174,928
4.9% 4/15/29	200,000	196,182
5.75% 5/1/25	190,000	192,088
Starbucks Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.420% 5.4798% 2/14/24 (c)(d)	4,193,000	4,193,084
4.75% 2/15/26	765,000	764,134
		7,803,098
Leisure Products - 0.1%
Brunswick Corp. 0.85% 8/18/24	1,190,000	1,117,396
Hasbro, Inc. 3% 11/19/24	1,915,000	1,841,613
		2,959,009
Specialty Retail - 0.1%
Advance Auto Parts, Inc. 5.9% 3/9/26	210,000	212,805
AutoZone, Inc. 3.625% 4/15/25	485,000	470,915
Lowe's Companies, Inc.:
3.35% 4/1/27	345,000	328,785
4.4% 9/8/25	1,200,000	1,187,437
4.8% 4/1/26	635,000	633,476
QVC, Inc. 4.85% 4/1/24	1,380,000	1,316,520
Ross Stores, Inc. 0.875% 4/15/26	690,000	613,378
Triton Container International Ltd. 0.8% 8/1/23 (b)	1,350,000	1,335,656
		6,098,972
TOTAL CONSUMER DISCRETIONARY		69,419,795
CONSUMER STAPLES - 0.8%
Beverages - 0.1%
Coca-Cola European Partners PLC 0.8% 5/3/24 (b)	2,010,000	1,924,204
Diageo Capital PLC 5.2% 10/24/25	605,000	610,617
		2,534,821
Consumer Staples Distribution & Retail - 0.1%
7-Eleven, Inc. 0.8% 2/10/24 (b)	1,448,000	1,396,397
Dollar General Corp. 4.25% 9/20/24	2,665,000	2,628,727
Mars, Inc. 4.55% 4/20/28 (b)	1,260,000	1,257,794
Mondelez International Holdings Netherlands BV 4.25% 9/15/25 (b)	745,000	730,223
		6,013,141
Food Products - 0.1%
JDE Peet's BV 0.8% 9/24/24 (b)	515,000	480,192
Mondelez International, Inc. 2.625% 3/17/27	815,000	759,210
Viterra Finance BV 4.9% 4/21/27 (b)	980,000	938,709
		2,178,111
Personal Care Products - 0.0%
Kenvue, Inc.:
5.35% 3/22/26 (b)	410,000	416,729
5.5% 3/22/25 (b)	780,000	787,417
		1,204,146
Tobacco - 0.5%
BAT Capital Corp. 3.222% 8/15/24	5,000,000	4,853,061
BAT International Finance PLC:
1.668% 3/25/26	885,000	797,568
4.448% 3/16/28	1,985,000	1,883,607
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (b)	2,265,000	2,186,330
4.25% 7/21/25 (b)	505,000	486,533
Philip Morris International, Inc.:
2.875% 5/1/24	5,000,000	4,880,503
4.875% 2/13/26	800,000	798,403
5% 11/17/25	500,000	500,786
5.125% 11/15/24	5,000,000	5,002,723
		21,389,514
TOTAL CONSUMER STAPLES		33,319,733
ENERGY - 0.7%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 1.231% 12/15/23	830,000	812,135
Schlumberger Finance Canada Ltd. 1.4% 9/17/25	290,000	268,802
		1,080,937
Oil, Gas & Consumable Fuels - 0.7%
Aker BP ASA:
2% 7/15/26 (b)	500,000	450,836
3% 1/15/25 (b)	1,185,000	1,133,247
Canadian Natural Resources Ltd.:
2.05% 7/15/25	1,430,000	1,342,785
3.8% 4/15/24	735,000	721,996
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25	1,470,000	1,471,462
DCP Midstream Operating LP 5.375% 7/15/25	1,705,000	1,686,196
Devon Energy Corp. 8.25% 8/1/23	525,000	525,441
Enbridge, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.630% 5.6896% 2/16/24 (c)(d)	4,149,000	4,142,287
0.55% 10/4/23	5,000,000	4,914,460
2.5% 1/15/25	1,115,000	1,064,829
2.5% 2/14/25	615,000	585,887
Energy Transfer LP:
2.9% 5/15/25	255,000	242,272
4.2% 9/15/23	280,000	278,552
4.25% 4/1/24	70,000	68,982
4.9% 2/1/24	620,000	614,130
5.875% 1/15/24	2,375,000	2,375,532
Eni SpA 4% 9/12/23 (b)	1,610,000	1,599,873
Gray Oak Pipeline LLC:
2% 9/15/23 (b)	605,000	597,847
2.6% 10/15/25 (b)	385,000	354,955
Ovintiv, Inc. 5.65% 5/15/25	760,000	758,849
Pioneer Natural Resources Co. 5.1% 3/29/26	585,000	585,043
Sabine Pass Liquefaction LLC:
5.625% 3/1/25	1,150,000	1,149,548
5.75% 5/15/24	1,450,000	1,447,106
The Williams Companies, Inc.:
4.3% 3/4/24	305,000	301,704
5.4% 3/2/26	575,000	579,687
TransCanada PipeLines Ltd. 6.203% 3/9/26	1,495,000	1,497,213
		30,490,719
TOTAL ENERGY		31,571,656
FINANCIALS - 11.9%
Banks - 6.7%
Banco Bilbao Vizcaya Argentaria SA 0.875% 9/18/23	2,000,000	1,968,059
Banco del Estado de Chile 2.704% 1/9/25 (b)	665,000	636,654
Banco Santander Mexico SA 5.375% 4/17/25 (Reg. S)	1,300,000	1,291,128
Banco Santander SA:
0.701% 6/30/24 (c)	200,000	199,021
3.496% 3/24/25	1,400,000	1,350,575
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.660% 5.7251% 2/4/25 (c)(d)	10,000,000	9,971,487
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 5.6946% 4/22/25 (c)(d)	10,000,000	9,937,542
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.100% 6.0816% 4/25/25 (c)(d)	10,000,000	10,030,442
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.290% 5.08% 1/20/27 (c)(d)	645,000	640,150
0.523% 6/14/24 (c)	1,210,000	1,207,474
0.81% 10/24/24 (c)	755,000	739,991
0.976% 4/22/25 (c)	1,050,000	1,005,997
1.734% 7/22/27 (c)	765,000	682,229
1.843% 2/4/25 (c)	850,000	826,469
3.384% 4/2/26 (c)	1,145,000	1,101,679
3.841% 4/25/25 (c)	815,000	801,081
Bank of Ireland Group PLC 4.5% 11/25/23 (b)	3,145,000	3,108,395
Bank of Montreal:
3.7% 6/7/25	1,490,000	1,444,173
5.3% 6/5/26	745,000	745,875
Bank of Nova Scotia:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.440% 5.4057% 4/15/24 (c)(d)	10,000,000	9,982,600
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.260% 5.1481% 9/15/23 (c)(d)	5,000,000	4,996,712
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.3903% 7/31/24 (c)(d)	5,000,000	4,984,537
1.45% 1/10/25	1,720,000	1,613,962
Banque Federative du Credit Mutuel SA:
0.65% 2/27/24 (b)	860,000	827,348
0.998% 2/4/25 (b)	1,145,000	1,059,031
4.935% 1/26/26 (b)	650,000	645,106
Barclays PLC:
1.007% 12/10/24 (c)	1,100,000	1,065,835
7.325% 11/2/26 (c)	645,000	668,743
BPCE SA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.570% 5.528% 1/14/25 (b)(c)(d)	3,533,000	3,509,513
5.7% 10/22/23 (b)	3,145,000	3,124,526
CaixaBank SA 6.208% 1/18/29 (b)(c)	970,000	969,796
Canadian Imperial Bank of Commerce:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.340% 5.2556% 6/22/23 (c)(d)	5,885,000	5,885,647
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.940% 5.8854% 4/7/25 (c)(d)	5,000,000	5,007,296
3.945% 8/4/25	1,935,000	1,874,906
Citigroup, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.690% 5.6811% 1/25/26 (c)(d)	10,000,000	9,901,919
0.981% 5/1/25 (c)	6,880,000	6,563,000
4.14% 5/24/25 (c)	1,070,000	1,052,829
Danske Bank A/S:
1.226% 6/22/24 (b)(c)	1,610,000	1,605,842
3.773% 3/28/25 (b)(c)	2,540,000	2,480,338
5.375% 1/12/24 (b)	775,000	769,190
6.466% 1/9/26 (b)(c)	3,260,000	3,264,047
Discover Bank 4.2% 8/8/23	1,075,000	1,070,829
DNB Bank ASA U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.830% 5.761% 3/28/25 (b)(c)(d)	10,000,000	9,953,127
Federation des caisses Desjardin U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.430% 5.4895% 5/21/24 (b)(c)(d)	5,316,000	5,297,663
Fifth Third Bank, Cincinnati 5.852% 10/27/25 (c)	1,480,000	1,444,635
HDFC Bank Ltd. 5.686% 3/2/26 (Reg. S)	1,600,000	1,609,600
HSBC Holdings PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.580% 5.6376% 11/22/24 (c)(d)	10,000,000	9,894,140
1.162% 11/22/24 (c)	750,000	731,587
1.645% 4/18/26 (c)	850,000	784,491
3.803% 3/11/25 (c)	425,000	417,061
Huntington Bancshares, Inc. 2.625% 8/6/24	590,000	558,223
Huntington National Bank U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.190% 6.2496% 5/16/25 (c)(d)	8,000,000	7,630,497
JPMorgan Chase & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.530% 5.3644% 6/1/25 (c)(d)	10,000,000	9,937,200
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.880% 5.8681% 4/22/27 (c)(d)	747,000	742,992
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.320% 6.3202% 4/26/26 (c)(d)	5,000,000	5,042,800
0.824% 6/1/25 (c)	965,000	916,787
2.083% 4/22/26 (c)	1,870,000	1,758,230
4.08% 4/26/26 (c)	1,710,000	1,673,618
KeyBank NA U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.320% 5.1975% 6/14/24 (c)(d)	10,000,000	9,658,884
Lloyds Banking Group PLC 4.5% 11/4/24	480,000	467,357
Mitsubishi UFJ Financial Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.380% 6.2308% 9/12/25 (c)(d)	5,000,000	5,020,719
0.953% 7/19/25 (c)	1,660,000	1,566,753
4.788% 7/18/25 (c)	10,000,000	9,893,579
5.063% 9/12/25 (c)	755,000	748,352
Mizuho Financial Group, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.960% 6.014% 5/22/26 (c)(d)	5,000,000	4,962,100
Morgan Stanley Bank, West Valley City Utah 4.754% 4/21/26	775,000	771,984
NatWest Markets PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.530% 5.5905% 8/12/24 (b)(c)(d)	5,905,000	5,869,529
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.450% 6.3657% 3/22/25 (b)(c)(d)	4,248,000	4,253,103
0.8% 8/12/24 (b)	370,000	349,507
3.479% 3/22/25 (b)	355,000	341,232
PNC Financial Services Group, Inc.:
4.758% 1/26/27 (c)	920,000	908,217
5.671% 10/28/25 (c)	1,265,000	1,263,180
QNB Finance Ltd.:
2.625% 5/12/25 (Reg. S)	500,000	475,875
3.5% 3/28/24 (Reg. S)	1,000,000	982,688
Rabobank Nederland New York Branch 3.875% 8/22/24	5,000,000	4,911,007
Santander Holdings U.S.A., Inc. 2.49% 1/6/28 (c)	760,000	664,146
Societe Generale:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.050% 6.0294% 1/21/26 (b)(c)(d)	10,000,000	9,914,700
2.625% 10/16/24 (b)	365,000	346,735
Standard Chartered PLC:
0.991% 1/12/25 (b)(c)	375,000	362,497
1.214% 3/23/25 (b)(c)	200,000	191,759
1.822% 11/23/25 (b)(c)	475,000	443,746
Svenska Handelsbanken AB 0.55% 6/11/24 (b)	720,000	684,046
Swedbank AB 1.3% 6/2/23 (b)	1,150,000	1,150,000
The Toronto-Dominion Bank U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.910% 5.7746% 3/8/24 (c)(d)	5,948,000	5,959,721
Truist Bank U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.200% 5.1607% 1/17/24 (c)(d)	10,000,000	9,879,777
Truist Financial Corp. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.400% 5.2677% 6/9/25 (c)(d)	10,710,000	10,325,864
U.S. Bancorp:
4.548% 7/22/28 (c)	1,770,000	1,701,046
5.727% 10/21/26 (c)	415,000	412,496
Wells Fargo & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.320% 6.3071% 4/25/26 (c)(d)	6,000,000	6,044,197
1.654% 6/2/24 (c)	5,935,000	5,935,000
2.188% 4/30/26 (c)	840,000	790,203
3.526% 3/24/28 (c)	735,000	688,893
3.908% 4/25/26 (c)	1,210,000	1,177,471
4.54% 8/15/26 (c)	1,055,000	1,037,001
		289,157,988
Capital Markets - 2.0%
Bank of New York Mellon Corp. 4.947% 4/26/27 (c)	920,000	916,972
Bank of New York, New York 5.148% 5/22/26 (c)	660,000	658,937
Charles Schwab Corp.:
2.45% 3/3/27	2,155,000	1,928,450
3.2% 3/2/27	375,000	344,178
Credit Suisse AG:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 1.260% 6.3184% 2/21/25 (c)(d)	5,000,000	4,843,735
0.495% 2/2/24	810,000	773,696
Deutsche Bank AG New York Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 5.564% 11/8/23 (c)(d)	10,000,000	9,965,800
2.222% 9/18/24 (c)	10,000,000	9,807,339
Goldman Sachs Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 5.6832% 1/24/25 (c)(d)	10,000,000	9,966,006
0.657% 9/10/24 (c)	725,000	713,924
0.925% 10/21/24 (c)	555,000	543,748
1.757% 1/24/25 (c)	1,115,000	1,083,474
3.5% 4/1/25	1,005,000	970,483
4.482% 8/23/28 (c)	840,000	816,085
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.5201% 1/25/24 (c)(d)	3,994,000	3,990,286
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.5567% 11/10/23 (c)(d)	6,170,000	6,168,334
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.6296% 1/24/25 (c)(d)	8,000,000	7,962,737
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.160% 6.1198% 4/17/25 (c)(d)	5,000,000	5,013,280
1.164% 10/21/25 (c)	1,035,000	966,584
2.63% 2/18/26 (c)	1,070,000	1,017,003
3.62% 4/17/25 (c)	1,280,000	1,254,081
5.05% 1/28/27 (c)	365,000	363,786
Northern Trust Corp. 3.95% 10/30/25	545,000	526,910
S&P Global, Inc. 2.45% 3/1/27	2,215,000	2,055,877
State Street Corp.:
4.857% 1/26/26 (c)	405,000	402,405
5.104% 5/18/26 (c)	635,000	633,254
UBS AG London Branch U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.470% 5.4255% 1/13/25 (b)(c)(d)	5,000,000	4,961,113
UBS Group AG:
1.008% 7/30/24 (b)(c)	7,118,000	7,049,276
1.494% 8/10/27 (b)(c)	375,000	323,295
4.488% 5/12/26 (b)(c)	370,000	357,558
		86,378,606
Consumer Finance - 1.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.680% 5.6151% 9/29/23 (c)(d)	9,823,000	9,795,105
1.65% 10/29/24	2,105,000	1,976,242
3.15% 2/15/24	155,000	151,959
4.5% 9/15/23	1,450,000	1,443,544
4.875% 1/16/24	850,000	842,627
American Express Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.720% 5.7605% 5/3/24 (c)(d)	5,517,000	5,507,269
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.930% 5.783% 3/4/25 (c)(d)	8,000,000	8,021,432
Capital One Financial Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.350% 6.4124% 5/9/25 (c)(d)	8,000,000	7,873,520
1.343% 12/6/24 (c)	5,000,000	4,847,845
2.636% 3/3/26 (c)	1,150,000	1,077,035
3.9% 1/29/24	505,000	498,805
4.25% 4/30/25	200,000	193,682
4.985% 7/24/26 (c)	885,000	865,804
Hyundai Capital America:
0.8% 1/8/24 (b)	910,000	882,604
0.875% 6/14/24 (b)	1,035,000	984,592
1% 9/17/24 (b)	445,000	419,000
5.5% 3/30/26 (b)	435,000	435,051
5.6% 3/30/28 (b)	580,000	582,005
LeasePlan Corp. NV 2.875% 10/24/24 (b)	1,000,000	954,277
Synchrony Financial 4.25% 8/15/24	1,960,000	1,860,502
Toyota Motor Credit Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.585% 12/29/23 (c)(d)	6,000,000	6,006,600
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.5357% 3/22/24 (c)(d)	5,000,000	5,003,747
3.05% 3/22/27	640,000	604,605
		60,827,852
Financial Services - 0.8%
Athene Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.700% 5.759% 5/24/24 (b)(c)(d)	8,000,000	7,907,745
0.95% 1/8/24 (b)	3,469,000	3,345,431
1.716% 1/7/25 (b)	1,905,000	1,767,222
2.514% 3/8/24 (b)	2,290,000	2,209,149
Brixmor Operating Partnership LP 3.65% 6/15/24	965,000	932,285
Corebridge Financial, Inc. 3.5% 4/4/25	900,000	859,144
Fidelity National Information Services, Inc.:
0.6% 3/1/24	555,000	533,976
4.5% 7/15/25	600,000	589,799
Fiserv, Inc. 2.75% 7/1/24	395,000	383,470
GA Global Funding Trust 1.25% 12/8/23 (b)	5,000,000	4,866,068
Jackson Financial, Inc. 1.125% 11/22/23	5,631,000	5,515,754
Korea Housing Finance Corp. 4.625% 2/24/28 (b)	1,600,000	1,598,577
LSEGA Financing PLC 0.65% 4/6/24 (b)	1,810,000	1,727,888
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)	470,000	464,909
PayPal Holdings, Inc. 2.65% 10/1/26	1,295,000	1,216,055
Penske Truck Leasing Co. LP:
3.45% 7/1/24 (b)	390,000	379,432
5.75% 5/24/26 (b)	810,000	808,219
The Western Union Co. 2.85% 1/10/25	1,905,000	1,821,325
		36,926,448
Insurance - 1.0%
American International Group, Inc. 2.5% 6/30/25	667,000	632,195
Brighthouse Financial Global Funding:
0.6% 6/28/23 (b)	845,000	839,873
1% 4/12/24 (b)	1,105,000	1,058,089
CNO Global Funding:
1.65% 1/6/25 (b)	1,300,000	1,205,723
1.75% 10/7/26 (b)	1,360,000	1,213,146
Equitable Financial Life Global Funding:
0.5% 11/17/23 (b)	5,000,000	4,881,790
1.1% 11/12/24 (b)	1,378,000	1,296,422
1.4% 7/7/25 (b)	116,000	106,116
First American Financial Corp. 4.6% 11/15/24	355,000	346,852
Health Care Service Corp. 1.5% 6/1/25 (b)	1,800,000	1,661,957
Jackson National Life Global Funding 1.75% 1/12/25 (b)	1,145,000	1,067,789
Marsh & McLennan Companies, Inc. 3.75% 3/14/26	170,000	165,667
Northwestern Mutual Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.330% 5.2571% 3/25/24 (b)(c)(d)	4,063,000	4,048,681
4.35% 9/15/27 (b)	845,000	836,191
Pacific Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 5.3382% 4/12/24 (b)(c)(d)	10,000,000	9,942,138
Principal Life Global Funding II:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.4033% 4/12/24 (b)(c)(d)	1,763,000	1,763,761
0.75% 4/12/24 (b)	930,000	890,614
Protective Life Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.980% 5.911% 3/28/25 (b)(c)(d)	7,500,000	7,476,525
3.218% 3/28/25 (b)	715,000	685,205
Trinity Acquisition PLC 4.625% 8/15/23	1,054,000	1,050,141
		41,168,875
TOTAL FINANCIALS		514,459,769
HEALTH CARE - 1.6%
Biotechnology - 0.3%
AbbVie, Inc.:
2.6% 11/21/24	3,500,000	3,370,021
2.95% 11/21/26	2,215,000	2,089,545
3.2% 5/14/26	175,000	167,985
Amgen, Inc.:
3.625% 5/22/24	3,000,000	2,943,753
5.15% 3/2/28	510,000	514,218
5.25% 3/2/25	3,350,000	3,359,320
Csl Uk Holdings Ltd. 3.85% 4/27/27 (b)	395,000	380,848
		12,825,690
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co.:
3.734% 12/15/24	1,055,000	1,030,012
4.693% 2/13/28	1,325,000	1,322,345
		2,352,357
Health Care Providers & Services - 0.5%
Cardinal Health, Inc.:
3.079% 6/15/24	695,000	677,604
3.5% 11/15/24	1,180,000	1,145,321
Cigna Group 0.613% 3/15/24	5,967,000	5,746,063
CVS Health Corp.:
2.875% 6/1/26	475,000	449,287
3% 8/15/26	415,000	391,179
5% 2/20/26	920,000	921,085
Elevance Health, Inc.:
2.375% 1/15/25	410,000	391,723
5.35% 10/15/25	305,000	307,116
HCA Holdings, Inc.:
3.125% 3/15/27 (b)	1,140,000	1,054,919
5.375% 2/1/25	575,000	571,069
Humana, Inc.:
0.65% 8/3/23	4,151,000	4,121,907
1.35% 2/3/27	120,000	105,319
4.5% 4/1/25	1,205,000	1,191,790
5.75% 3/1/28	300,000	310,697
PeaceHealth Obligated Group 1.375% 11/15/25	190,000	172,430
UnitedHealth Group, Inc.:
4.25% 1/15/29	2,235,000	2,201,652
5.15% 10/15/25	880,000	891,485
5.25% 2/15/28	640,000	658,718
		21,309,364
Life Sciences Tools & Services - 0.3%
Revvity, Inc. 0.55% 9/15/23	10,675,000	10,510,158
Thermo Fisher Scientific, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.530% 5.4934% 10/18/24 (c)(d)	2,411,000	2,413,461
		12,923,619
Pharmaceuticals - 0.5%
Bayer U.S. Finance II LLC 3.875% 12/15/23 (b)	750,000	742,085
Perrigo Finance PLC 3.9% 12/15/24	2,790,000	2,699,967
Pfizer Investment Enterprises:
4.45% 5/19/26	1,605,000	1,596,736
4.45% 5/19/28	965,000	961,428
Roche Holdings, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.330% 5.2012% 9/11/23 (b)(c)(d)	10,000,000	10,003,675
Royalty Pharma PLC 0.75% 9/2/23	870,000	858,644
Utah Acquisition Sub, Inc. 3.95% 6/15/26	1,205,000	1,145,646
Viatris, Inc. 1.65% 6/22/25	1,010,000	929,717
Zoetis, Inc. 5.4% 11/14/25	920,000	932,070
		19,869,968
TOTAL HEALTH CARE		69,280,998
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.0%
DAE Funding LLC 1.55% 8/1/24 (b)	465,000	439,803
Building Products - 0.0%
Carrier Global Corp. 2.242% 2/15/25	259,000	245,393
Commercial Services & Supplies - 0.1%
HPHT Finance (21) (II) Ltd. 1.5% 9/17/26 (Reg. S)	650,000	575,722
HPHT Finance 19 Ltd. 2.875% 11/5/24 (Reg. S)	1,625,000	1,567,414
Republic Services, Inc. 4.875% 4/1/29	280,000	280,642
		2,423,778
Electrical Equipment - 0.0%
Regal Rexnord Corp. 6.05% 2/15/26 (b)	605,000	606,314
Ground Transportation - 0.2%
Canadian Pacific Railway Co.:
1.35% 12/2/24	7,739,000	7,286,576
1.75% 12/2/26	580,000	526,206
		7,812,782
Machinery - 0.3%
Daimler Trucks Finance North America LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 5.3489% 6/14/23 (b)(c)(d)	8,000,000	8,000,133
1.625% 12/13/24 (b)	1,065,000	1,006,802
5.15% 1/16/26 (b)	275,000	275,101
5.2% 1/17/25 (b)	355,000	353,808
Otis Worldwide Corp. 2.056% 4/5/25	1,000,000	944,483
Parker Hannifin Corp. 3.65% 6/15/24	1,690,000	1,657,300
		12,237,627
Passenger Airlines - 0.0%
American Airlines 2017-2 Class B Pass Through Trust equipment trust certificate 3.7% 4/15/27	385,686	359,328
SMBC Aviation Capital Finance:
3.55% 4/15/24 (b)	815,000	797,592
4.125% 7/15/23 (b)	900,000	897,293
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	268,544	242,359
		2,296,572
Trading Companies & Distributors - 0.0%
GATX Corp.:
3.25% 3/30/25	870,000	832,260
4.35% 2/15/24	965,000	952,761
		1,785,021
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd.:
2.125% 2/21/26 (b)	1,035,000	910,443
2.875% 2/15/25 (b)	980,000	914,108
3.95% 7/1/24 (b)	265,000	256,320
6.375% 5/4/28 (b)	300,000	293,027
		2,373,898
TOTAL INDUSTRIALS		30,221,188
INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment, Instruments & Components - 0.0%
Amphenol Corp.:
2.05% 3/1/25	910,000	861,311
4.75% 3/30/26	340,000	338,493
		1,199,804
IT Services - 0.0%
CDW LLC/CDW Finance Corp. 5.5% 12/1/24	320,000	316,477
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.250% 5.1883% 10/1/24 (c)(d)	2,353,000	2,334,787
Intel Corp. 4.875% 2/10/26	630,000	633,513
Microchip Technology, Inc.:
0.972% 2/15/24	1,165,000	1,124,958
0.983% 9/1/24	1,220,000	1,149,206
2.67% 9/1/23	1,110,000	1,100,477
Micron Technology, Inc. 5.375% 4/15/28	935,000	922,467
NXP BV/NXP Funding LLC 4.875% 3/1/24	895,000	884,582
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
2.7% 5/1/25	750,000	711,938
3.875% 6/18/26	565,000	543,989
4.4% 6/1/27	155,000	150,670
Qorvo, Inc. 1.75% 12/15/24 (b)	510,000	475,866
Skyworks Solutions, Inc. 0.9% 6/1/23	305,000	305,000
Texas Instruments, Inc. 4.6% 2/15/28	185,000	187,334
		10,524,787
Software - 0.2%
Fortinet, Inc. 1% 3/15/26	675,000	607,061
Oracle Corp. 5.8% 11/10/25	510,000	518,872
Roper Technologies, Inc.:
1% 9/15/25	235,000	214,221
2.35% 9/15/24	365,000	350,899
VMware, Inc. 0.6% 8/15/23	4,644,000	4,596,447
Workday, Inc. 3.5% 4/1/27	525,000	501,307
		6,788,807
TOTAL INFORMATION TECHNOLOGY		18,829,875
MATERIALS - 0.4%
Chemicals - 0.3%
Celanese U.S. Holdings LLC:
5.9% 7/5/24	4,970,000	4,964,238
6.05% 3/15/25	2,435,000	2,444,847
Ecolab, Inc.:
1.65% 2/1/27	400,000	362,537
5.25% 1/15/28	1,055,000	1,084,598
LYB International Finance III LLC 1.25% 10/1/25	692,000	629,528
Nutrien Ltd. 4.9% 3/27/28	400,000	396,512
Sherwin-Williams Co. 4.25% 8/8/25	420,000	413,534
Westlake Corp. 0.875% 8/15/24	720,000	678,325
		10,974,119
Construction Materials - 0.0%
Martin Marietta Materials, Inc. 0.65% 7/15/23	405,000	402,611
Containers & Packaging - 0.0%
Bemis Co., Inc. 4% 5/17/25	805,000	781,439
Metals & Mining - 0.1%
ArcelorMittal SA 3.6% 7/16/24	390,000	381,603
Nucor Corp.:
2% 6/1/25	350,000	328,475
3.95% 5/23/25	525,000	513,413
POSCO 5.625% 1/17/26 (b)	1,375,000	1,383,295
Steel Dynamics, Inc. 2.8% 12/15/24	395,000	378,191
		2,984,977
Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA 4.5% 8/1/24	635,000	624,967
TOTAL MATERIALS		15,768,113
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp.:
2.4% 3/15/25	665,000	630,582
5% 2/15/24	375,000	372,738
Crown Castle International Corp.:
1.05% 7/15/26	1,005,000	884,595
2.9% 3/15/27	955,000	882,016
3.15% 7/15/23	985,000	981,609
5% 1/11/28	305,000	302,524
Kilroy Realty LP 4.375% 10/1/25	755,000	697,047
Public Storage U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.470% 5.4531% 4/23/24 (c)(d)	495,000	494,217
Realty Income Corp. 5.05% 1/13/26	230,000	228,432
Simon Property Group LP:
2% 9/13/24	380,000	362,831
3.375% 10/1/24	985,000	957,042
WP Carey, Inc.:
4% 2/1/25	1,440,000	1,400,020
4.6% 4/1/24	770,000	756,480
		8,950,133
Real Estate Management & Development - 0.0%
Essex Portfolio LP 3.875% 5/1/24	1,980,000	1,939,049
TOTAL REAL ESTATE		10,889,182
UTILITIES - 1.2%
Electric Utilities - 0.9%
Duke Energy Corp. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.250% 5.1209% 6/10/23 (c)(d)	3,003,000	3,002,806
ENEL Finance International NV:
1.375% 7/12/26 (b)	1,105,000	981,348
2.65% 9/10/24 (b)	1,775,000	1,710,277
6.8% 10/14/25 (b)	200,000	206,022
Eversource Energy U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.250% 5.3098% 8/15/23 (c)(d)	5,000,000	4,996,159
Israel Electric Corp. Ltd. 5% 11/12/24 (Reg. S) (b)	1,365,000	1,346,447
Korea Electric Power Corp. 5.375% 4/6/26 (b)	1,750,000	1,760,402
Korea Hydro & Nuclear Power Co. Ltd.:
1.25% 4/27/26 (b)	1,421,000	1,271,100
4.25% 7/27/27 (b)	630,000	618,659
Mississippi Power Co. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.300% 5.231% 6/28/24 (c)(d)	5,297,000	5,255,374
NextEra Energy Capital Holdings, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.400% 5.4405% 11/3/23 (c)(d)	6,000,000	5,997,585
1.84% 3/1/25	420,000	424,644
1.875% 1/15/27	1,255,000	1,127,311
4.45% 6/20/25	1,050,000	1,038,741
NRG Energy, Inc. 3.75% 6/15/24 (b)	535,000	518,225
Pacific Gas & Electric Co. 3.5% 6/15/25	955,000	915,992
Southern Co. 0.6% 2/26/24	1,515,000	1,458,261
Tampa Electric Co. 3.875% 7/12/24	2,079,000	2,045,809
Vistra Operations Co. LLC:
3.55% 7/15/24 (b)	4,595,000	4,447,418
5.125% 5/13/25 (b)	1,210,000	1,181,278
		40,303,858
Gas Utilities - 0.1%
APT Pipelines Ltd. 4.2% 3/23/25 (b)	2,200,000	2,147,261
Southern California Gas Co. 2.95% 4/15/27	815,000	769,181
		2,916,442
Independent Power and Renewable Electricity Producers - 0.1%
Alexander Funding Trust 1.841% 11/15/23 (b)	920,000	898,839
Constellation Energy Generation, LLC 5.6% 3/1/28	520,000	531,167
The AES Corp. 3.3% 7/15/25 (b)	820,000	777,114
		2,207,120
Multi-Utilities - 0.1%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.7098% 5/13/24 (c)(d)	2,893,000	2,885,067
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 5.3963% 9/15/23 (c)(d)	2,327,000	2,326,282
NiSource, Inc. 5.25% 3/30/28	210,000	211,560
Sempra Energy 3.3% 4/1/25	760,000	731,585
		6,154,494
TOTAL UTILITIES		51,581,914
TOTAL NONCONVERTIBLE BONDS (Cost $894,559,117)		879,075,947

U.S. Government and Government Agency Obligations - 6.7%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.1%
Federal Home Loan Bank 5% 2/28/25	2,285,000	2,299,579
U.S. Treasury Obligations - 6.6%
U.S. Treasury Bills, yield at date of purchase 4.58% to 4.72% 11/2/23 to 1/25/24	95,000,000	92,375,557
U.S. Treasury Notes:
1.75% 3/15/25	17,440,000	16,601,708
2.75% 5/15/25	21,130,000	20,459,783
3% 6/30/24	72,000,000	70,371,562
3.875% 3/31/25	12,700,000	12,553,156
3.875% 4/30/25	6,300,000	6,231,340
4% 12/15/25	5,360,000	5,338,434
4.125% 1/31/25 (e)	23,550,000	23,349,457
4.25% 5/31/25	3,945,000	3,933,905
4.5% 11/30/24	15,000,000	14,936,719
4.5% 11/15/25	15,700,000	15,801,191
4.625% 2/28/25	6,345,000	6,348,718
TOTAL U.S. TREASURY OBLIGATIONS		288,301,530
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $293,090,399)		290,601,109

U.S. Government Agency - Mortgage Securities - 0.7%
	Principal Amount (a)	Value ($)
Fannie Mae - 0.4%
12 month U.S. LIBOR + 1.560% 3.807% 7/1/35 (c)(d)	2,086	2,118
12 month U.S. LIBOR + 1.590% 3.834% 12/1/35 (c)(d)	4,446	4,502
12 month U.S. LIBOR + 1.650% 3.905% 8/1/37 (c)(d)	708	727
12 month U.S. LIBOR + 1.690% 3.44% 5/1/38 (c)(d)	4,679	4,794
12 month U.S. LIBOR + 1.780% 4.538% 5/1/38 (c)(d)	2,337	2,355
12 month U.S. LIBOR + 1.830% 5.082% 4/1/38 (c)(d)	9,274	9,461
12 month U.S. LIBOR + 1.850% 4.103% 8/1/38 (c)(d)	5,765	5,935
12 month U.S. LIBOR + 1.880% 5.199% 5/1/38 (c)(d)	7,635	7,806
12 month U.S. LIBOR + 2.040% 4.29% 12/1/36 (c)(d)	1,071	1,092
6 month U.S. LIBOR + 1.360% 3.863% 10/1/33 (c)(d)	19,382	19,336
2% 10/1/50 to 2/1/52	468,155	385,697
2.5% 1/1/52	858,142	733,435
3% 9/1/28 to 11/1/51	3,260,378	2,957,315
3.5% 11/1/26 to 7/1/50	701,353	654,955
4% 1/1/47 to 9/1/52	2,787,087	2,638,950
4.5% 6/1/38 to 7/1/52	4,675,564	4,563,604
5% 12/1/23 to 9/1/52	984,355	986,990
5.5% 1/1/24 to 4/1/53 (f)	1,813,468	1,842,244
6% to 6% 3/1/34 to 12/1/52 (f)	1,838,068	1,884,751
6.5% 7/1/32 to 12/1/32	45,739	47,488
TOTAL FANNIE MAE		16,753,555
Freddie Mac - 0.1%
12 month U.S. LIBOR + 1.620% 3.873% 6/1/38 (c)(d)	9,665	9,833
12 month U.S. LIBOR + 1.720% 3.943% 7/1/35 (c)(d)	4,773	4,859
12 month U.S. LIBOR + 1.730% 3.978% 5/1/38 (c)(d)	5,011	5,087
12 month U.S. LIBOR + 1.730% 4.022% 10/1/36 (c)(d)	9,711	9,867
12 month U.S. LIBOR + 1.730% 4.108% 2/1/37 (c)(d)	1,926	1,939
12 month U.S. LIBOR + 1.770% 4.821% 5/1/37 (c)(d)	2,368	2,413
12 month U.S. LIBOR + 1.830% 4.202% 2/1/37 (c)(d)	2,466	2,488
12 month U.S. LIBOR + 1.920% 4.187% 12/1/36 (c)(d)	4,392	4,462
12 month U.S. LIBOR + 2.020% 4.276% 11/1/36 (c)(d)	2,543	2,590
12 month U.S. LIBOR + 2.080% 4.582% 2/1/38 (c)(d)	10,245	10,376
12 month U.S. LIBOR + 2.160% 4.558% 2/1/37 (c)(d)	2,555	2,593
U.S. TREASURY 1 YEAR INDEX + 2.340% 4.472% 11/1/34 (c)(d)	6,316	6,439
2.5% 1/1/52 to 4/1/52	1,447,678	1,243,312
3% 11/1/34	209,719	199,091
3.5% 12/1/47	614,432	571,512
4% 12/1/49	135,633	130,086
4.5% 9/1/37 to 5/1/50	357,346	351,280
5% 10/1/23 to 12/1/41	242,600	246,941
5.5% 10/1/38	1,668	1,725
6% 9/1/34 to 9/1/35	61,755	63,795
7% 3/1/39	93,371	98,339
7.5% 6/1/38	85,427	90,365
TOTAL FREDDIE MAC		3,059,392
Ginnie Mae - 0.2%
6% 7/15/36	115,465	119,124
3% 9/20/47	1,001,989	913,475
3.5% 8/20/44 to 2/20/52	2,352,978	2,197,891
4% 3/20/48 to 8/20/50	379,994	364,186
4.5% 9/20/40 to 3/20/53	1,337,956	1,310,277
5% 12/20/34 to 4/20/53	1,330,787	1,324,334
5.5% 9/15/45 to 4/20/53	1,154,800	1,162,851
6.5% 4/20/53	602,299	614,295
TOTAL GINNIE MAE		8,006,433
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $29,817,226)		27,819,380

Asset-Backed Securities - 5.6%
	Principal Amount (a)	Value ($)
Aimco Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.060% 6.3327% 7/22/32 (b)(c)(d)	4,100,000	4,032,108
Ally Auto Receivables Trust Series 2019-3 Class A4, 1.96% 12/16/24	323,030	322,598
AmeriCredit Automobile Receivables Series 2023-1 Class C, 5.8% 12/18/28	625,000	627,653
AmeriCredit Automobile Receivables Trust:
Series 2020-1 Class D, 1.8% 12/18/25	690,000	657,193
Series 2020-3 Class C, 1.06% 8/18/26	420,000	395,572
Series 2021-1:
Class C, 0.89% 10/19/26	755,000	699,514
Class D, 1.21% 12/18/26	470,000	428,646
Series 2021-2 Class D, 1.29% 6/18/27	995,000	899,214
Series 2022-1 Class D, 3.23% 2/18/28	1,830,000	1,694,176
ARI Fleet Lease Trust Series 2020-A Class B, 2.06% 11/15/28 (b)	770,000	762,831
Avis Budget Rental Car Funding (AESOP) LLC:
Series 2018-2A Class C, 4.95% 3/20/25 (b)	430,000	424,220
Series 2019-2A Class A, 3.35% 9/22/25 (b)	650,000	630,891
Series 2020-1A Class A, 2.33% 8/20/26 (b)	540,000	504,656
Blackbird Capital Aircraft Series 2016-1A Class AA, 2.487% 12/16/41 (b)(c)	290,434	278,102
BMW Vechicle Lease Trust 2023-1 Series 2023-1 Class A2, 5.27% 2/25/25	1,725,000	1,718,339
BMW Vehicle Owner Trust Series 2022-A Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.950% 5.493% 12/26/24 (c)(d)	2,352,216	2,352,895
BRE Grand Islander Timeshare Issuer Series 2019-A Class A, 3.28% 9/26/33 (b)	130,226	123,165
Capital One Prime Auto Receivables Series 2023-1 Class A2, 5.2% 5/15/26	3,000,000	2,985,155
Capital One Prime Auto Receivables Trust Series 2022-2 Class A2A, 3.74% 9/15/25	3,877,073	3,833,498
CarMax Auto Owner Trust:
Series 2020-4 Class D, 1.75% 4/15/27	540,000	502,909
Series 2021-2 Class C, 1.34% 2/16/27	545,000	499,422
Series 2022-2 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.600% 5.4723% 5/15/25 (c)(d)	1,115,114	1,114,968
Series 2022-3 Class A2A, 3.81% 9/15/25	2,488,627	2,464,564
Carmax Auto Owner Trust:
Series 2023 2 Class A2A, 5.5% 6/15/26	2,000,000	1,991,697
Series 2023 2:
Class C, 5.57% 11/15/28	955,000	956,052
Class D, 6.55% 10/15/29	635,000	635,353
Carvana Auto Receivables Trust:
Series 2021-P3 Class A2, 0.38% 1/10/25	57,200	57,113
Series 2021-P4 Class B, 1.98% 2/10/28	445,000	387,582
Series 2022-N1 Class C, 3.32% 12/11/28 (b)	580,000	561,544
Cedar Funding Ltd.:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.100% 6.3504% 10/20/32 (b)(c)(d)	1,089,000	1,068,504
Series 2021-14A Class A, 3 month U.S. LIBOR + 1.100% 6.3603% 7/15/33 (b)(c)(d)	5,722,000	5,627,507
Cent CLO LP Series 2021-21A Class A1R3, 3 month U.S. LIBOR + 0.970% 6.2616% 7/27/30 (b)(c)(d)	3,413,678	3,374,390
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	446,843	427,725
Chesapeake Funding II LLC:
Series 2020-1A Class A1, 0.87% 8/15/32 (b)	1,038,526	1,032,599
Series 2021-1A Class A2, 1 month U.S. LIBOR + 0.230% 5.3374% 4/15/33 (b)(c)(d)	1,657,442	1,652,041
Series 2023 1A Class A1, 5.65% 5/15/35 (b)	2,067,509	2,060,095
CIFC Funding Ltd. / CIFC Funding LLC Series 2021-4A Class A, 3 month U.S. LIBOR + 1.050% 6.3103% 7/15/33 (b)(c)(d)	1,615,000	1,592,164
CIM Trust Series 2020-INV1 Class A2, 2.5% 4/25/50 (b)	194,088	161,015
CNH Equipment Trust:
Series 2020-A Class A4, 1.51% 4/15/27	590,000	571,870
Series 2021-C Class A2, 0.33% 1/15/25	659,868	656,381
Connecticut Avenue Securities Trust Series 2022-R06 Class 1M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.750% 7.723% 5/25/42 (b)(c)(d)	544,011	556,450
Daimler Trucks Retail Trust Series 2022-1 Class A2, 5.07% 9/16/24	2,227,089	2,216,571
Dell Equipment Finance Trust Series 2021-1 Class A3, 0.43% 5/22/26 (b)	684,809	677,550
Dell Equipment Finance Trust 2022-2 4.03% 7/22/27 (b)	4,035,027	3,980,356
DLLAD Series 2023-1A Class A2, 5.19% 4/20/26 (b)	2,083,000	2,065,649
DLLAD LLC Series 2021-1A Class A2, 0.35% 9/20/24 (b)	285,925	284,444
Dllmt 2023-1 LLC Series 2023-1A Class A2, 5.78% 11/20/25 (b)	2,129,000	2,126,267
DLLMT LLC Series 2021-1A Class A2, 0.6% 3/20/24 (b)	548,338	546,844
Donlen Fleet Lease Funding Series 2021-2 Class A1, 1 month U.S. LIBOR + 0.330% 5.4344% 12/11/34 (b)(c)(d)	1,560,195	1,555,881
Drive Auto Receivables Trust:
Series 2021-1 Class D, 1.45% 1/16/29	630,000	593,560
Series 2021-2 Class D, 1.39% 3/15/29	785,000	734,659
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2021-86A Class A1R, 3 month U.S. LIBOR + 1.100% 6.3603% 7/17/34 (b)(c)(d)	1,055,000	1,031,449
Eagle Re Ltd. Series 2021-2 Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.550% 6.523% 4/25/34 (b)(c)(d)	283,447	283,314
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 6.3603% 4/15/31 (b)(c)(d)	3,935,000	3,874,547
Elara HGV Timeshare Issuer LLC Series 2017-A Class A, 2.69% 3/25/30 (b)	259,119	251,393
Enterprise Fleet Financing Series 2023-2 Class A2, 5.56% 4/22/30 (b)	1,460,000	1,457,312
Enterprise Fleet Financing LLC:
Series 2020-1 Class A2, 1.78% 12/22/25 (b)	59,712	59,639
Series 2020-2 Class A2, 0.61% 7/20/26 (b)	851,803	837,085
Series 2021-1 Class A2, 0.44% 12/21/26 (b)	474,434	463,078
Series 2021-2 Class A2, 0.48% 5/20/27 (b)	1,835,067	1,761,235
Series 2022-3 Class A2, 4.38% 7/20/29 (b)	496,000	486,474
Exeter Automobile Receivables:
Series 2022-2A Class C, 3.85% 7/17/28	1,285,000	1,242,525
Series 2022-6A, Class A3, 5.7% 8/17/26	170,000	169,753
Series 2023-1A Class D, 6.69% 6/15/29	80,000	80,669
Exeter Automobile Receivables Trust Series 2021-3A Class D, 1.55% 6/15/27	660,000	606,983
Ford Credit Auto Lease Trust Series 2022-A:
Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.600% 5.4723% 10/15/24 (c)(d)	1,151,143	1,151,261
Class C, 4.18% 10/15/25	2,030,000	1,974,958
Ford Credit Auto Owner Trust:
Series 2020-2 Class C, 1.74% 4/15/33 (b)	570,000	518,373
Series 2020-B Class C, 2.04% 12/15/26	1,270,000	1,228,144
Series 2022-D, Class A2A, 5.37% 8/15/25	4,899,327	4,884,510
Series 2023-A Class B, 5.07% 1/15/29	1,495,000	1,486,860
Ford Credit Floorplan Master Owner Trust Series 2023-1:
Class C, 5.75% 5/15/28 (b)	405,000	401,748
Class D, 6.62% 5/15/28 (b)	485,000	481,188
Fordl 2023-A Series 2023-A:
Class A2A, 5.19% 6/15/25	1,164,000	1,158,586
Class C, 5.54% 12/15/26	1,445,000	1,423,566
FORDO Series 2022-B Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.840% 5.4723% 2/15/25 (c)(d)	1,833,958	1,834,117
Freddie Mac STACR REMIC Trust:
Series 2022-DNA3 Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.000% 6.973% 4/25/42 (b)(c)(d)	1,091,172	1,095,926
Series 2022-DNA4 Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.200% 7.173% 5/25/42 (b)(c)(d)	1,203,427	1,213,650
Gm Financial Automobile Leasing Series 2023-2 Class A2A, 5.44% 10/20/25	269,000	268,452
GM Financial Automobile Leasing Trust:
Series 2022-2 Class A2, 2.93% 10/21/24	1,717,062	1,701,107
Series 2023-1 Class C, 5.76% 1/20/27	955,000	951,343
Series 2023-A Class A2A, 5.27% 6/20/25	2,507,000	2,496,780
GM Financial Consumer Automobile Re Series 2023 2 Class A2A, 5.1% 5/18/26	2,495,000	2,483,250
Gm Financial Consumer Automobile Re Series 2023-1 Class A2A, 5.19% 3/16/26	1,161,000	1,156,256
GM Financial Consumer Automobile Receivables Series 2022-2 Class A2, 2.52% 5/16/25	1,708,107	1,689,135
GM Financial Consumer Automobile Receivables Trust:
Series 2020-2 Class A3, 1.49% 12/16/24	39,979	39,713
Series 2020-4 Class C, 1.05% 5/18/26	420,000	393,786
Series 2022-3 Class A2A, 3.5% 9/16/25	4,959,676	4,905,187
GMF Floorplan Owner Revolving Trust:
Series 2020-1 Class A, 0.68% 8/15/25 (b)	1,480,000	1,465,472
Series 2020-2 Class A, 0.69% 10/15/25 (b)	3,238,000	3,177,362
Hardee's Funding LLC / Carl's Jr. Funding LLC Series 2018-1A Class A2II, 4.959% 6/20/48 (b)	840,400	791,766
Hilton Grand Vacations Trust:
Series 2017-AA:
Class A, 2.66% 12/26/28 (b)	65,977	64,936
Class B, 2.96% 12/26/28 (b)	100,627	98,712
Series 2020-AA:
Class A, 2.74% 2/25/39 (b)	330,411	309,935
Class B, 4.22% 2/25/39 (b)	509,063	490,294
Home Partners of America Trust Series 2022-1 Class A, 3.93% 4/17/39 (b)	1,900,634	1,799,144
Honda Auto Receivables Series 2023-1 Class A2, 5.22% 10/21/25	3,000,000	2,987,493
HPEFS Equipment Trust Series 2022-3A Class A2, 5.26% 8/20/29 (b)	2,723,943	2,714,455
HPEFS Equiptment Trust Series 2023 1A Class C, 5.91% 4/20/28 (b)	535,000	531,528
Hyundai Auto Lease Securitizat Series 2023-B Class A2A, 5.47% 9/15/25 (b)	633,000	632,817
Hyundai Auto Lease Securitization Trust:
Series 2022-B Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.150% 5.4923% 10/15/24 (b)(c)(d)	1,132,357	1,132,257
Series 2023-A Class A2A, 5.2% 4/15/25 (b)	1,861,000	1,852,776
Hyundai Auto Receivables Trust:
Series 2020-A Class A3, 1.41% 11/15/24	128,972	127,983
Series 2022-B Class A2A, 3.64% 5/15/25	2,987,101	2,957,462
Series 2022-C, Class A2A, 5.35% 11/17/25	3,530,000	3,517,419
John Deere Owner Trust:
Series 2022-C Class A2, 4.98% 8/15/25	1,990,360	1,981,210
3.73% 6/16/25	4,064,314	4,024,789
Juniper Valley Park CLO LLC Series 2023-1A Class A1, CME Term SOFR 3 Month Index + 1.850% 0% 7/20/35 (b)(c)(d)(f)	2,000,000	1,998,962
KKR CLO Ltd. / KKR CLO LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 1.200% 6.4603% 1/15/32 (b)(c)(d)	1,250,000	1,234,266
KKR Finanical CLO Ltd. Series 13 Class A1R, 3 month U.S. LIBOR + 0.800% 6.0603% 1/16/28 (b)(c)(d)	321,745	319,956
KKR Industrial Portfolio Trust Series 2021-KDIP Class C, CME Term SOFR 1 Month Index + 1.110% 6.1738% 12/15/37 (b)(c)(d)	1,061,250	1,024,042
Kubota Credit Owner Trust Series 2020-1A Class A3, 1.96% 3/15/24 (b)	2,134	2,131
Madison Park Funding XXIII, Ltd. Series 2021-23A:
Class AR, 3 month U.S. LIBOR + 0.970% 6.2616% 7/27/31 (b)(c)(d)	1,219,072	1,205,607
Class BR, 3 month U.S. LIBOR + 1.550% 6.8416% 7/27/31 (b)(c)(d)	800,000	782,141
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, 3 month U.S. LIBOR + 1.000% 6.2727% 1/22/31 (b)(c)(d)	3,229,000	3,184,307
Madison Park Funding XXXIII Ltd. Series 2022-33A Class AR, CME Term SOFR 3 Month Index + 1.290% 6.2763% 10/15/32 (b)(c)(d)	1,910,000	1,873,460
Madison Park Funding XXXV Ltd. / Madison Park Funding XXXV LLC Series 2021-35A Class A1R, 3 month U.S. LIBOR + 0.990% 6.2404% 4/20/32 (b)(c)(d)	1,650,000	1,626,148
Magnetite XXV Ltd. Series 2020-25A Class A, 3 month U.S. LIBOR + 1.200% 6.4551% 1/25/32 (b)(c)(d)	1,015,000	1,003,341
Mercedes-Benz Auto Receivables:
Series 2022-1, Class A2, 5.26% 10/15/25	3,478,771	3,469,262
Series 2023-1 Class A2, 5.09% 1/15/26	1,392,000	1,385,964
MFRA Trust Series 2021-INV1 Class A1, 0.852% 1/25/56 (b)(c)	209,402	188,376
MMAF Equipment Finance LLC Series 2022-B Class A2, 5.57% 9/9/25 (b)	1,507,000	1,499,645
MVW LLC:
Series 2020-1A Class B, 2.73% 10/20/37 (b)	250,621	232,024
Series 2023 1A Class A, 4.93% 10/20/40 (b)	1,174,405	1,161,479
MVW Owner Trust:
Series 2017-1A:
Class A, 2.42% 12/20/34 (b)	183,355	181,494
Class B, 2.75% 12/20/34 (b)	10,786	10,671
Class C, 2.99% 12/20/34 (b)	25,885	25,571
Series 2021-1WA Class C, 1.94% 1/22/41 (b)	157,874	143,081
Navient Private Education Loan Trust:
Series 2019-D Class A2A, 3.01% 12/15/59 (b)	311,678	291,043
Series 2020-CA Class A2A, 2.15% 11/15/68 (b)	2,057,149	1,887,971
Navient Private Education Refi Loan Trust:
Series 2019-A Class A2A, 3.42% 1/15/43 (b)	732,047	705,492
Series 2019-GA Class A, 2.4% 10/15/68 (b)	237,331	220,346
Series 2020-DA Class A, 1.69% 5/15/69 (b)	378,587	343,014
Navient Student Loan Trust:
Series 2017-A Class A2A, 2.88% 12/16/58 (b)	183,234	180,643
Series 2019-EA Class A2A, 2.64% 5/15/68 (b)	606,368	569,577
Nelnet Student Loan Trust:
Series 2005-4 Class A4, 3 month U.S. LIBOR + 0.180% 5.1271% 3/22/32 (c)(d)	390,517	376,673
Series 2020-1A Class A, 1 month U.S. LIBOR + 0.740% 5.878% 3/26/68 (b)(c)(d)	226,452	222,142
Series 2021-CA Class AFX, 1.32% 4/20/62 (b)	1,135,289	1,016,697
Series 2021-DA Class AFX, 1.63% 4/20/62 (b)	409,242	369,629
Neuberger Berman Loan Advisers CLO 40, Ltd. / Neuberger Berman Loan Advisers CLO 40 LLC Series 2021-40A Class A, 3 month U.S. LIBOR + 1.060% 6.3203% 4/16/33 (b)(c)(d)	455,000	448,852
Neuberger Berman Loan Advisers CLO, Ltd. Series 2021-26A Class AR, 3 month U.S. LIBOR + 0.920% 6.1817% 10/18/30 (b)(c)(d)	812,332	802,742
Niagara Park CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.000% 6.2603% 7/17/32 (b)(c)(d)	4,100,000	4,015,991
Nissan Auto Receivables Trust Series 2020-A Class A3, 1.38% 12/16/24	72,281	71,657
OCP CLO Ltd. Series 2014-7A Class A1RR, 3 month U.S. LIBOR + 1.120% 6.3704% 7/20/29 (b)(c)(d)	2,188,893	2,167,788
OCP CLO Ltd. / OCP CLO LLC Series 2021-13A Class A2R, 6.8103% 7/15/30 (b)(c)	1,320,000	1,276,303
Octane Receivables Trust:
Series 2021-2A Class A, 1.21% 9/20/28 (b)	309,030	296,234
Series 2022-1A Class B, 4.9% 5/22/28 (b)	780,000	758,208
Series 2023-1A Class A, 5.87% 5/21/29 (b)	219,777	218,941
Palmer Square CLO, Ltd. Series 2021-3A Class A1AR, 3 month U.S. LIBOR + 1.080% 6.4007% 11/15/31 (b)(c)(d)	2,570,000	2,533,763
Planet Fitness Master Issuer LLC Series 2018-1A Class A2II, 4.666% 9/5/48 (b)	1,485,025	1,425,282
Progress Residential:
Series 2020-SFR2 Class A, 2.078% 6/17/37 (b)	269,667	252,104
Series 2022-SFR6 Class A, 4.451% 7/20/39 (b)	1,000,000	963,853
Santander Bank, N.A.:
Series 2021-1A Class B, 1.833% 12/15/31 (b)	113,686	109,478
Series 2022-B Class C, 5.916% 8/16/32 (b)	249,941	248,234
Series 2022-C Class A2, 6.024% 12/15/32 (b)	249,479	249,058
Series 2022-C, Class B, 6.451% 12/15/32 (b)	1,075,502	1,071,962
Santander Consumer Auto Receivables Trust 1.57% 1/15/27 (b)	801,000	733,938
Santander Drive Auto Receivables Trust:
Series 2020-4 Class C, 1.01% 1/15/26	146,002	145,152
Series 2021-4 Class D, 1.67% 10/15/27	1,310,000	1,212,609
Series 2022-1 Class C, 2.56% 4/17/28	1,630,000	1,559,730
Series 2022-2 Class C, 3.76% 7/16/29	1,990,000	1,903,245
Series 2022-5 Class A2, 3.98% 1/15/25	712,506	711,365
Santander Retail Auto Lease Trust:
Series 2021-A Class C, 1.14% 3/20/26 (b)	1,815,000	1,743,436
Series 2021-C Class C, 1.11% 3/20/26 (b)	630,000	598,661
Series 2022-B Class B, 3.85% 3/22/27 (b)	445,000	430,032
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	1,590,000	1,509,526
1.631% 5/15/51 (b)	495,000	431,681
1.884% 7/15/50 (b)	365,000	329,641
6.599% 1/15/28 (b)	550,000	569,155
SG Residential Mortgage Trust Series 2019-3 Class A2, 2.877% 9/25/59 (b)	195,617	187,670
Sierra Receivables Funding Co. LLC:
Series 2019-1A Class A, 3.2% 1/20/36 (b)	76,966	74,075
Series 2019-2A Class A, 2.59% 5/20/36 (b)	489,277	471,037
Sierra Timeshare Receivables Funding LLC:
Series 2019-3A Class A, 2.34% 8/20/36 (b)	114,327	108,039
Series 2020-2A Class C, 3.51% 7/20/37 (b)	155,885	147,261
Series 2021-1A Class B, 1.34% 11/20/37 (b)	157,132	145,022
SMB Private Education Loan Trust:
Series 2014-A Class A3, 1 month U.S. LIBOR + 1.500% 6.6074% 4/15/32 (b)(c)(d)	385,665	385,817
Series 2016-C Class A2B, 1 month U.S. LIBOR + 1.100% 6.2074% 9/15/34 (b)(c)(d)	282,470	281,429
Series 2018-B Class A2B, 1 month U.S. LIBOR + 0.720% 5.8274% 1/15/37 (b)(c)(d)	772,869	761,172
Series 2020-BA Class A1A, 1.29% 7/15/53 (b)	255,826	228,770
Series 2020-PTB Class A2A, 1.6% 9/15/54 (b)	1,588,877	1,420,888
Sofi Consumer Loan Program Series 2023-1S Class A, 5.81% 5/15/31 (b)	1,019,312	1,017,369
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.060% 6.3203% 7/15/32 (b)(c)(d)	3,117,000	3,054,529
Symphony CLO XXIII Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 1.020% 6.2803% 1/15/34 (b)(c)(d)	6,116,000	6,025,422
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 6.3304% 4/20/33 (b)(c)(d)	465,000	456,085
Symphony Static CLO Ltd. Series 2021-1A Class B, 3 month U.S. LIBOR + 1.450% 6.7051% 10/25/29 (b)(c)(d)	1,385,000	1,338,402
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 0.960% 6.2904% 11/18/30 (b)(c)(d)	3,671,713	3,637,941
Tesla Auto Lease Trust Series 2021-B Class A2, 0.36% 9/22/25 (b)	1,512,035	1,497,482
Towd Point Mortgage Trust:
Series 2017-1 Class A1, 2.75% 10/25/56 (b)(c)	50,193	49,355
Series 2019-1 Class A1, 3.75% 3/25/58 (b)(c)	472,838	446,918
Toyota Auto Receivables Series 2022-D Class A2A, 5.27% 1/15/26	3,850,000	3,836,962
Toyota Auto Receivables 2022-B Series 2022-B Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.000% 5.3623% 1/15/25 (c)(d)	891,156	890,834
Toyota Auto Receivables Owner Trust Series 2023-A Class A2, 5.05% 1/15/26	2,290,000	2,279,532
Verizon Master Trust:
Series 2022-5 Class A1A, 3.72% 7/20/27	1,588,000	1,566,385
Series 2023 2 Class A, 4.89% 4/13/28	1,891,000	1,884,277
Volkswagen Auto Loan Enhanced Trust:
Series 2020-1 Class A4, 1.26% 8/20/26	545,000	531,601
Series 2021-1 Class A2, 0.49% 10/21/24	469,518	468,116
Wheels SPV LLC Series 2021-1A Class A, 1 month U.S. LIBOR + 0.280% 5.4284% 8/20/29 (b)(c)(d)	1,372,023	1,360,918
World Omni Auto Receivables Trust:
Series 2020-A Class C, 1.64% 8/17/26	480,000	463,307
Series 2022-A Class C, 2.55% 9/15/28	600,000	555,458
Series 2022-B, Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.050% 5.4423% 10/15/25 (c)(d)	2,137,583	2,136,950
World Omni Automobile Lease Series 2023-A Class A2A, 5.47% 11/17/25	518,000	517,822
World Omni Select Auto Trust Series 2020-A:
Class B, 0.84% 6/15/26	510,000	498,357
Class C, 1.25% 10/15/26	585,000	555,857
World Omni Select Auto Trust 2023 Series 2023-A Class B, 5.87% 8/15/28	280,000	282,576
TOTAL ASSET-BACKED SECURITIES (Cost $246,194,063)		241,392,725

Collateralized Mortgage Obligations - 1.1%
	Principal Amount (a)	Value ($)
Private Sponsor - 1.0%
Angel Oak Mortgage Trust:
sequential payer:
Series 2021-1:
Class A1, 0.909% 1/25/66 (b)	533,728	435,571
Class A2, 1.115% 1/25/66 (b)	156,087	129,698
Series 2021-2 Class A1, 0.985% 4/25/66 (b)	449,552	367,204
Series 2021-3 Class A1, 1.068% 5/25/66 (b)	354,504	291,323
Series 2021-6 Class A3, 1.714% 9/25/66 (b)	394,826	312,454
Angel Oak Mortgage Trust LLC:
Series 2020-3 Class A3, 2.872% 4/25/65 (b)(c)	464,555	433,777
Series 2022-2 Class A1, 3.353% 1/25/67 (b)(c)	1,706,609	1,569,455
Bayview MSR Opportunity Master Fund Trust sequential payer:
Series 2021-1 Class A5, 2.5% 12/25/51 (b)	806,193	694,711
Series 2021-5 Class A5, 2.5% 11/25/51 (b)	1,604,775	1,382,865
BINOM Securitization Trust sequential payer Series 2021-INV1:
Class A2, 2.37% 6/25/56 (b)	1,104,057	959,095
Class A3, 2.625% 6/25/56 (b)	346,371	298,261
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(c)	407,904	389,464
BRAVO Residential Funding Trust sequential payer Series 2021-NQM3 Class A1, 1.699% 4/25/60 (b)	528,366	477,290
Cfmt 2022-Ebo2 sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (b)	518,240	502,650
CFMT 2022-Hb8 LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	2,844,452	2,780,631
CIM Trust Series 2021-INV1 Class A8, 2.5% 7/1/51 (b)	399,038	343,858
Citigroup Mortgage Loan Trust Series 2020-EXP2 Class A3, 2.5% 8/25/50 (b)	209,427	176,630
Colt Funding LLC Series 2021-1 Class A2, 1.167% 6/25/66 (b)	457,772	380,900
COLT Mortgage Loan Trust sequential payer Series 2020-3 Class A1, 1.506% 4/27/65 (b)	70,406	65,262
Connecticut Avenue Securities floater Series 2022-R03 Class 1M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.100% 7.073% 3/25/42 (b)(c)(d)	843,631	847,625
Connecticut Avenue Securities Trust floater:
Series 2022-R01 Class 1M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 5.973% 12/25/41 (b)(c)(d)	1,479,751	1,470,701
Series 2022-R07 Class 1M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 7.9314% 6/25/42 (b)(c)(d)	940,516	961,678
Series 2022-R08 Class 1M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.550% 7.523% 7/25/42 (b)(c)(d)	399,409	405,169
Deephaven Residential Mortgage Trust:
Series 2021-1 Class A2, 0.973% 5/25/65 (b)	95,247	87,307
Series 2021-2:
Class A1, 0.899% 4/25/66 (b)	184,515	156,444
Class A3, 1.26% 4/25/66 (b)	205,603	173,185
Ellington Financial Mortgage Trust:
Series 2019-2 Class A3, 3.046% 11/25/59 (b)	84,898	78,931
Series 2021-1:
Class A1, 0.797% 2/25/66 (b)	109,231	90,698
Class A3, 1.106% 2/25/66 (b)	91,026	75,306
Series 2021-2:
Class A1, 0.931% 6/25/66 (b)(c)	275,481	223,328
Class A3, 1.291% 6/25/66 (b)	266,400	218,163
Series 2021-3 Class A3, 1.55% 9/25/66 (b)	273,194	209,977
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	2,858,058	2,693,527
Flagstar Mortgage Trust floater sequential payer Series 2020-1INV Class A11, 1 month U.S. LIBOR + 0.850% 5.8704% 3/25/50 (b)(c)(d)	228,926	212,808
Galton Funding Mortgage Trust:
sequential payer:
Series 2019-H1 Class M1, 3.339% 10/25/59 (b)	600,000	548,202
Series 2020-H1 Class M1, 2.832% 1/25/60 (b)	625,000	460,612
Series 2019-1:
Class A21, 4.5% 2/25/59 (b)	60,936	58,645
Class A32, 4% 2/25/59 (b)	30,803	28,918
GMRF Mortgage Acquisition Co., LLC Series 2018-1 Class A33, 3.5% 11/25/57 (b)	61,745	55,320
GS Mortgage-Backed Securites Trust:
Series 2014-EB1A Class 2A1, 3.8686% 7/25/44 (b)(c)	7,254	7,568
Series 2021-GR2 Class A6, 2.5% 2/25/52 (b)(c)	872,010	750,882
GS Mortgage-Backed Securities Trust Series 2022-GR1 Class A5, 2.5% 6/25/52 (b)	1,718,610	1,478,896
Imperial Fund Mortgage Trust:
sequential payer Series 2022-NQM4 Class A1, 4.767% 6/25/67 (b)	1,479,185	1,449,852
Series 2021-NQM2 Class A3, 1.516% 9/25/56 (b)	453,388	361,883
J.P. Morgan Mortgage Trust Series 2020-INV1 Class A15, 3.5% 8/25/50 (b)	164,597	142,842
Metlife Securitization Trust Series 2017-1A Class A, 3% 4/25/55 (b)	163,390	149,260
MFRA Trust Series 2021-NQM2 Class A2, 1.317% 11/25/64 (b)	213,601	181,072
Mill City Mortgage Loan Trust Series 2017-2 Class A1, 2.75% 7/25/59 (b)	33,361	32,880
New Residential Mortgage Loan Trust Series 2021-INV1 Class A6, 2.5% 6/25/51 (b)	518,640	446,273
NMLT Trust sequential payer Series 2021-INV2 Class A3, 1.52% 8/25/56 (b)	391,624	326,046
OBX Trust:
floater Series 2020-EXP1 Class 2A2, 1 month U.S. LIBOR + 0.950% 6.088% 2/25/60 (b)(c)(d)	186,892	173,492
Series 2020-EXP1 Class 1A8, 3.5% 2/25/60 (b)(c)	339,452	300,043
Series 2020-EXP2:
Class A8, 3% 5/25/60 (b)	417,650	359,120
Class A9, 3% 5/25/60 (b)	102,745	86,879
Series 2020-INV1 Class A5, 3.5% 12/25/49 (b)	93,927	82,993
Oceanview Mortgage Trust sequential payer Series 2021-2 Class A5, 2.5% 6/25/51 (b)	775,377	672,034
Onslow Bay Financial LLC:
floater Series 2019-EXP2 Class 2A2, 1 month U.S. LIBOR + 1.200% 5.2983% 6/25/59 (b)(c)(d)	140,216	134,693
sequential payer:
Series 2021-J1 Class A4, 2.5% 5/25/51 (b)	893,489	777,893
Series 2021-NQM1 Class A2, 1.175% 2/25/66 (b)	300,101	245,754
PSMC Trust sequential payer Series 2021-1 Class A11, 2.5% 3/25/51 (b)(c)	1,258,557	1,095,985
Residential Mortgage Loan Trust Series 2021-INV2 Class A7, 2.5% 9/25/51 (b)	1,527,617	1,314,467
Sequoia Mortgage Trust:
sequential payer Series 2018-CH2 Class A3, 4% 6/25/48 (b)	108,957	101,150
Series 2018-CH2 Class A21, 4% 6/25/48 (b)	48,621	44,903
Series 2018-CH3 Class A19, 4.5% 8/25/48 (b)	7,134	6,921
Series 2018-CH4 Class A2, 4% 10/25/48 (b)	3,352	3,304
SG Residential Mortgage Trust:
sequential payer Series 2022-1 Class A1, 3.166% 3/27/62 (b)	1,138,635	1,029,880
Series 2020-2 Class A1, 1.381% 5/25/65 (b)	184,383	161,461
Starwood Mortgage Residential Trust:
sequential payer Series 2019-INV1 Class A3, 2.916% 9/27/49 (b)	388,376	368,207
Series 2020-1 Class A2, 2.408% 2/25/50 (b)	396,343	366,621
Series 2021-2 Class A1, 0.943% 5/25/65 (b)	427,435	384,296
Series 2021-4 Class A1, 1.162% 8/25/56 (b)	1,071,676	889,840
Toorak Mortgage Corp. Series 2021-INV1 Class A2, 1.409% 7/25/56 (b)	205,423	174,069
Towd Point Mortgage Trust:
Series 2017-2 Class A1, 2.75% 4/25/57 (b)(c)	29,197	28,703
Series 2017-3 Class A1, 2.75% 7/25/57 (b)(c)	142,877	137,445
Verus Securitization Trust:
sequential payer:
Series 2020-2 Class A1, 2.226% 5/25/60 (b)	206,480	198,492
Series 2020-INV1 Class A1, 1.977% 3/25/60 (b)	78,340	76,415
Series 2019-INV2 Class A2, 3.117% 7/25/59 (b)	267,445	257,804
Series 2020-5 Class A3, 1.733% 5/25/65 (b)	140,781	127,484
Series 2021-1:
Class A2, 1.052% 1/25/66 (b)	204,826	173,298
Class A3, 1.155% 1/25/66 (b)	121,034	102,646
Series 2021-2 Class A1, 1.031% 2/25/66 (b)	297,564	250,309
Series 2021-5 Class A3, 1.373% 9/25/66 (b)	375,509	307,149
Series 2021-7 Class A1, 1.829% 10/25/66 (b)	1,453,275	1,242,931
Series 2021-R1 Class A2, 1.057% 10/25/63 (b)	91,494	82,807
Series 2021-R2 Class A1, 0.918% 2/25/64 (b)	313,704	274,280
Series 2022-1 Class A3, 3.288% 1/25/67 (b)	1,673,138	1,469,705
Series 2022-6 Class A1, 4.91% 6/25/67 (b)	594,941	587,639
Vista Point Securitization Trust sequential payer Series 2020-2 Class A3, 2.496% 4/25/65 (b)	782,808	725,330
Wells Fargo Mortgage Backed Securities Trust Series 2021-RR1 Class A3, 2.5% 12/25/50 (b)(c)	1,044,709	904,163
TOTAL PRIVATE SPONSOR		42,095,702
U.S. Government Agency - 0.1%
Fannie Mae:
floater Series 2022-R04 Class 1M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.000% 6.973% 3/25/42 (b)(c)(d)	562,850	565,120
Series 2017-90 Class KA, 3% 11/25/47	431,384	406,395
Fannie Mae Connecticut Avenue Securities floater Series 2017-C05 Class 1ED3, 1 month U.S. LIBOR + 1.200% 6.338% 1/25/30 (c)(d)	18,038	17,996
FHLMC Structured Agency Credit Risk Debt Notes floater Series 2014-DN3 Class M3, 1 month U.S. LIBOR + 4.000% 9.138% 8/25/24 (c)(d)	109,438	110,816
Freddie Mac planned amortization class Series 3713 Class PA, 2% 2/15/40	124,201	120,509
Freddie Mac STACR REMIC Trust floater:
Series 2021-DNA3 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.100% 7.073% 10/25/33 (b)(c)(d)	690,000	677,123
Series 2021-DNA5 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.650% 6.623% 1/25/34 (b)(c)(d)	329,406	326,531
Series 2021-DNA7 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.800% 6.773% 11/25/41 (b)(c)(d)	555,000	535,502
Series 2022-DNA2 Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 1.300% 6.273% 2/25/42 (b)(c)(d)	440,069	436,769
Series 2022-DNA5 Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.950% 7.923% 6/25/42 (b)(c)(d)	1,171,237	1,190,635
Series 2022-DNA6 Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.150% 7.123% 9/25/42 (b)(c)(d)	348,144	350,071
Series 2022-HQA1 Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 2.100% 7.073% 3/25/42 (b)(c)(d)	1,309,024	1,313,117
Freddie Mac Whole Loan Securities Trust Series 2017-SC02 Class M1, 3.8625% 5/25/47 (b)(c)	47,462	46,109
TOTAL U.S. GOVERNMENT AGENCY		6,096,693
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $53,231,169)		48,192,395

Commercial Mortgage Securities - 2.2%
	Principal Amount (a)	Value ($)
ALEN Mortgage Trust floater Series 2021-ACEN Class A, 1 month U.S. LIBOR + 1.150% 6.257% 4/15/34 (b)(c)(d)	595,000	525,968
Americold Realty Trust floater Series 2020-ICE5 Class B, 1 month U.S. LIBOR + 1.300% 6.4074% 11/15/37 (b)(c)(d)	1,705,489	1,669,141
BAMLL Commercial Mortgage Securities Trust floater:
Series 2021-JACX Class C, 1 month U.S. LIBOR + 2.000% 7.107% 9/15/38 (b)(c)(d)	805,000	687,687
Series 2022-DKLX Class A, CME Term SOFR 1 Month Index + 1.150% 6.21% 1/15/39 (b)(c)(d)	1,014,000	984,892
Banc of America Merrill Lynch Large Loan, Inc. floater Series 2018-DSNY Class A, 1 month U.S. LIBOR + 0.850% 5.958% 9/15/34 (b)(c)(d)	970,000	961,864
BANK Series 2019-BN19 Class A1, 2.263% 8/15/61	202,174	190,643
BCP Trust floater Series 2021-330N Class A, 1 month U.S. LIBOR + 0.790% 5.906% 6/15/38 (b)(c)(d)	500,000	447,574
BLOX Trust floater sequential payer Series 2021-BLOX Class A, 1 month U.S. LIBOR + 0.750% 5.857% 9/15/26 (b)(c)(d)	2,040,000	1,935,583
BPR Trust floater:
Series 2021-TY Class B, 1 month U.S. LIBOR + 1.150% 6.257% 9/15/38 (b)(c)(d)	780,000	722,498
Series 2022-OANA Class A, CME Term SOFR 1 Month Index + 1.890% 6.9573% 4/15/37 (b)(c)(d)	3,529,000	3,418,983
BSREP Commercial Mortgage Trust floater Series 2021-DC Class D, 1 month U.S. LIBOR + 1.900% 7.008% 8/15/38 (b)(c)(d)	340,000	288,794
BX Commercial Mortgage Trust floater:
Series 2021-PAC Class A, 1 month U.S. LIBOR + 0.680% 5.7971% 10/15/36 (b)(c)(d)	1,872,000	1,807,293
Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 5.7593% 5/15/38 (b)(c)(d)	1,600,000	1,550,357
Series 2022-CSMO Class B, CME Term SOFR 1 Month Index + 3.140% 8.2% 6/15/27 (b)(c)(d)	1,090,000	1,083,523
Series 2022-LP2 Class A, CME Term SOFR 1 Month Index + 1.010% 6.0722% 2/15/39 (b)(c)(d)	2,411,957	2,342,924
Bx Commercial Mortgage Trust 2 floater sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 6.107% 4/15/34 (b)(c)(d)	2,135,000	2,107,897
BX Trust:
floater:
Series 2019-XL Class B, CME Term SOFR 1 Month Index + 1.190% 6.2538% 10/15/36 (b)(c)(d)	382,500	378,181
Series 2021-ACNT Class A, 1 month U.S. LIBOR + 0.850% 5.958% 11/15/38 (b)(c)(d)	1,838,000	1,780,969
Series 2021-ARIA Class C, 1 month U.S. LIBOR + 1.640% 6.753% 10/15/36 (b)(c)(d)	590,000	564,788
Series 2021-BXMF Class A, 1 month U.S. LIBOR + 0.630% 5.7429% 10/15/26 (b)(c)(d)	1,715,000	1,653,421
Series 2021-SOAR Class D, 1 month U.S. LIBOR + 1.400% 6.508% 6/15/38 (b)(c)(d)	644,606	613,815
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.2243% 10/15/39 (b)(c)(d)	644,000	643,596
floater sequential payer:
Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 6.0938% 10/15/36 (b)(c)(d)	4,432,173	4,401,589
Series 2021-SOAR Class A, 1 month U.S. LIBOR + 0.670% 5.778% 6/15/38 (b)(c)(d)	1,722,504	1,668,520
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 6.0574% 11/15/36 (b)(c)(d)	1,033,000	1,017,358
Class D, 1 month U.S. LIBOR + 1.650% 6.7574% 11/15/36 (b)(c)(d)	1,545,000	1,486,525
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 6.227% 6/15/34 (b)(c)(d)	3,714,948	3,667,904
Citigroup Commercial Mortgage Trust:
sequential payer Series 2015-GC27 Class AAB, 2.944% 2/10/48	1,434,120	1,401,345
Series 2013-375P Class C, 3.5176% 5/10/35 (b)(c)	560,000	494,200
COMM Mortgage Trust:
sequential payer Series 2013-300P Class A1, 4.353% 8/10/30 (b)	620,000	564,200
Series 2014-CR15 Class B, 4.6197% 2/10/47 (c)	920,000	881,404
Series 2014-CR19 Class AM, 4.08% 8/10/47	1,846,434	1,772,085
Series 2014-UBS2 Class B, 4.701% 3/10/47	915,000	888,567
Series 2015-CR22:
Class B, 3.926% 3/10/48 (c)	405,000	370,203
Class C, 4.0689% 3/10/48 (c)	740,000	661,823
Commercial Mortgage Trust Series 2017-PANW Class D, 3.9347% 10/10/29 (b)(c)	345,000	308,837
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 6.087% 5/15/36 (b)(c)(d)	5,471,388	5,437,352
Class C, 1 month U.S. LIBOR + 1.430% 6.537% 5/15/36 (b)(c)(d)	1,012,481	1,002,616
Class D, 1 month U.S. LIBOR + 1.600% 6.707% 5/15/36 (b)(c)(d)	778,064	768,212
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	444,680	399,439
Series 2020-NET Class D, 3.7042% 8/15/37 (b)(c)	985,000	838,972
CSAIL Commercial Mortgage Trust:
sequential payer Series 2015-C3 Class A4, 3.7182% 8/15/48	670,000	644,133
Series 2019-C16 Class A1, 2.3595% 6/15/52	189,086	184,458
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 0.750% 5.857% 7/15/32 (b)(c)(d)	3,342,032	3,166,345
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, 1 month U.S. LIBOR + 0.700% 5.809% 11/15/38 (b)(c)(d)	2,555,000	2,463,709
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 6.188% 7/15/38 (b)(c)(d)	1,195,789	1,170,305
Class C, 1 month U.S. LIBOR + 1.700% 6.808% 7/15/38 (b)(c)(d)	793,622	771,790
Fontainebleau Miami Beach Trust Series 2019-FBLU Class B, 3.447% 12/10/36 (b)	1,075,000	1,017,856
Great Wolf Trust floater Series 2019-WOLF:
Class A, CME Term SOFR 1 Month Index + 1.030% 6.2075% 12/15/36 (b)(c)(d)	1,906,000	1,880,292
Class C, CME Term SOFR 1 Month Index + 1.630% 6.8065% 12/15/36 (b)(c)(d)	600,000	586,756
GS Mortgage Securities Corp. Trust floater Series 2021-ROSS Class B, 1 month U.S. LIBOR + 1.600% 6.708% 5/15/26 (b)(c)(d)	685,000	599,720
GS Mortgage Securities Trust floater Series 2021-IP Class A, 1 month U.S. LIBOR + 0.950% 6.057% 10/15/36 (b)(c)(d)	1,087,000	1,019,440
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2020-609M:
Class B, 1 month U.S. LIBOR + 1.770% 6.878% 10/15/33 (b)(c)(d)	995,000	869,848
Class C, 1 month U.S. LIBOR + 2.170% 7.278% 10/15/33 (b)(c)(d)	805,000	678,019
JPMorgan Chase Commercial Mortgage Securities Trust floater:
Series 2018-GW Class A, 1 month U.S. LIBOR + 0.800% 6.157% 5/15/35 (b)(c)(d)	1,940,000	1,910,690
Series 2019-BKWD:
Class A, 1 month U.S. LIBOR + 1.250% 6.357% 9/15/29 (b)(c)(d)	1,644,659	1,485,003
Class C, 1 month U.S. LIBOR + 1.850% 6.957% 9/15/29 (b)(c)(d)	575,000	491,111
KKR Industrial Portfolio Trust floater Series 2021-KDIP Class D, CME Term SOFR 1 Month Index + 1.360% 6.4238% 12/15/37 (b)(c)(d)	198,750	190,763
KNDR Trust floater Series 2021-KIND Class C, CME Term SOFR 1 Month Index + 1.860% 6.9235% 8/15/38 (b)(c)(d)	972,968	886,207
Life Financial Services Trust floater Series 2022-BMR2 Class A1, CME Term SOFR 1 Month Index + 1.290% 6.3545% 5/15/39 (b)(c)(d)	2,874,000	2,813,387
LIFE Mortgage Trust floater Series 2021-BMR Class A, CME Term SOFR 1 Month Index + 0.810% 5.8735% 3/15/38 (b)(c)(d)	1,631,730	1,589,690
Merit floater Series 2021-STOR Class A, 1 month U.S. LIBOR + 0.700% 5.807% 7/15/38 (b)(c)(d)	907,000	877,925
MHC Commercial Mortgage Trust floater Series 2021-MHC Class B, CME Term SOFR 1 Month Index + 1.210% 6.2744% 4/15/38 (b)(c)(d)	710,000	690,816
Morgan Stanley BAML Trust Series 2014-C18 Class A/S, 4.11% 10/15/47	370,000	354,288
Morgan Stanley Capital I Trust:
floater:
Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 5.957% 8/15/33 (b)(c)(d)	3,654,512	3,100,854
Series 2019-NUGS Class D, 1 month U.S. LIBOR + 1.800% 6.907% 12/15/36 (b)(c)(d)	510,000	372,939
sequential payer Series 2014-150E Class A, 3.912% 9/9/32 (b)	1,325,000	1,052,210
Series 2019-MEAD Class D, 3.1771% 11/10/36 (b)(c)	1,150,000	1,005,422
New Orleans Hotel Trust floater Series 2019-HNLA Class B, 1 month U.S. LIBOR + 1.289% 6.3957% 4/15/32 (b)(c)(d)	1,216,977	1,164,552
OPG Trust floater Series 2021-PORT Class A, 1 month U.S. LIBOR + 0.480% 5.591% 10/15/36 (b)(c)(d)	2,736,613	2,633,421
RLGH Trust floater Series 2021-TROT Class A, 1 month U.S. LIBOR + 0.800% 5.908% 4/15/36 (b)(c)(d)	650,000	628,982
SREIT Trust floater Series 2021-MFP Class A, 1 month U.S. LIBOR + 0.730% 5.8382% 11/15/38 (b)(c)(d)	1,753,000	1,693,661
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2 Class A2, 3.02% 7/15/58	114,932	110,910
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $97,293,745)		92,497,044

Municipal Securities - 0.0%
	Principal Amount (a)	Value ($)
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 A1, 1.711% 6/1/24 (Cost $800,000)	800,000	766,514

Bank Notes - 0.0%
	Principal Amount (a)	Value ($)
Fifth Third Bank, Cincinnati 2.25% 2/1/27 (Cost $463,292)	520,000	456,669

Certificates of Deposit - 0.2%
	Principal Amount (a)	Value ($)
Barclays Bank PLC yankee 5.4% 11/6/23	5,000,000	4,991,766
Toronto-Dominion Bank yankee U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.670% 5.73% 3/25/24 (c)(d)	4,000,000	4,002,122
TOTAL CERTIFICATES OF DEPOSIT (Cost $9,000,000)		8,993,888

Commercial Paper - 0.1%
	Principal Amount (a)	Value ($)
Citigroup Global Markets, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.71% 9/22/23 (c)(d) (Cost $5,000,000)	5,000,000	5,000,000

Short-Term Funds - 58.9%
	Shares	Value ($)
Short-Term Funds - 58.9%
Baird Short-Term Bond Fund - Institutional Class	13,984,734	129,638,487
Baird Ultra Short Bond Fund Institutional Class	34,173,083	342,756,024
BlackRock Low Duration Bond Portfolio Investor A Shares	5,130,496	45,661,415
Fidelity SAI Short-Term Bond Fund (g)	15,546,373	148,312,401
iShares Lehman 1-3 Year Treasury Bond ETF (h)	2,276,674	185,958,732
iShares Short Maturity Bond ETF	2,391,230	118,879,999
iShares Short Treasury Bond ETF (h)	953,669	105,294,594
iShares Ultra Short-Term Bond ETF	4,028,861	202,691,997
JPMorgan Ultra-Short Income ETF	7,335,331	368,453,676
Metropolitan West Low Duration Bond Fund - Class M	8,100,193	66,664,587
Morgan Stanley Institutional Fund Trust Ultra-Short Income Portfolio Class IR	7,071,664	70,575,207
PIMCO Short-Term Fund Institutional Class	47,291,580	449,270,006
SPDR Lehman 1-3 Month T-Bill ETF (h)	874,798	80,280,212
T. Rowe Price Ultra Short-Term Bond Fund	47,049,076	232,422,433

TOTAL SHORT-TERM FUNDS (Cost $2,576,419,286)		2,546,859,770

Money Market Funds - 4.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (i)	46,930,482	46,939,868
Fidelity Investments Money Market Government Portfolio Institutional Class 5.02% (g)(j)	141,768,749	141,768,749
Fidelity Securities Lending Cash Central Fund 5.14% (i)(k)	4,014,056	4,014,457
State Street Institutional U.S. Government Money Market Fund Premier Class 5.02% (j)	1,193,291	1,193,291
TOTAL MONEY MARKET FUNDS (Cost $193,916,365)		193,916,365

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $4,399,784,662)	4,335,571,806
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(13,431,069)
NET ASSETS - 100.0%	4,322,140,737

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	613	Sep 2023	126,172,641	(208,239)	(208,239)

Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	97	Sep 2023	11,103,469	(27,418)	(27,418)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	118	Sep 2023	12,871,219	5,364	5,364
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	55	Sep 2023	6,624,922	(32,305)	(32,305)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	3	Sep 2023	410,625	(6,708)	(6,708)

TOTAL SOLD					(61,067)

TOTAL FUTURES CONTRACTS					(269,306)
The notional amount of futures purchased as a percentage of Net Assets is 2.9%
The notional amount of futures sold as a percentage of Net Assets is 0.7%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $521,187,953 or 12.1% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $753,503.
(f)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g)	Affiliated Fund
(h)	Security or a portion of the security is on loan at period end.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(k)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	26,998,503	798,035,547	778,094,181	933,241	4,974	(4,975)	46,939,868	0.1%
Fidelity Securities Lending Cash Central Fund 5.14%	83,359,539	2,611,820,834	2,691,165,916	157,427	-	-	4,014,457	0.0%
Total	110,358,042	3,409,856,381	3,469,260,097	1,090,668	4,974	(4,975)	50,954,325

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Investments Money Market Government Portfolio Institutional Class 5.02%	30,026,291	615,707,000	503,964,566	2,768,352	24	-	141,768,749
Fidelity SAI Short-Term Bond Fund	232,541,959	3,121,022	85,000,000	3,121,023	(3,944,319)	1,593,739	148,312,401
	262,568,250	618,828,022	588,964,566	5,889,375	(3,944,295)	1,593,739	290,081,150

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	879,075,947	-	879,075,947	-

U.S. Government and Government Agency Obligations	290,601,109	-	290,601,109	-

U.S. Government Agency - Mortgage Securities	27,819,380	-	27,819,380	-

Asset-Backed Securities	241,392,725	-	241,392,725	-

Collateralized Mortgage Obligations	48,192,395	-	48,192,395	-

Commercial Mortgage Securities	92,497,044	-	92,497,044	-

Municipal Securities	766,514	-	766,514	-

Bank Notes	456,669	-	456,669	-

Certificates of Deposit	8,993,888	-	8,993,888	-

Commercial Paper	5,000,000	-	5,000,000	-

Short-Term Funds	2,546,859,770	2,546,859,770	-	-

Money Market Funds	193,916,365	193,916,365	-	-
Total Investments in Securities:	4,335,571,806	2,740,776,135	1,594,795,671	-
Derivative Instruments:

Assets
Futures Contracts	5,364	5,364	-	-
Total Assets	5,364	5,364	-	-

Liabilities
Futures Contracts	(274,670)	(274,670)	-	-
Total Liabilities	(274,670)	(274,670)	-	-
Total Derivative Instruments:	(269,306)	(269,306)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	5,364	(274,670)
Total Interest Rate Risk	5,364	(274,670)
Total Value of Derivatives	5,364	(274,670)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value (including securities loaned of $3,911,868) - See accompanying schedule:
Unaffiliated issuers (cost $4,051,900,065)	$3,994,536,331
Fidelity Central Funds (cost $50,954,325)	50,954,325
Other affiliated issuers (cost $296,930,272)	290,081,150

Total Investment in Securities (cost $4,399,784,662)		$4,335,571,806
Cash		134,821
Foreign currency held at value (cost $215)		226
Receivable for investments sold		3,244,508
Receivable for fund shares sold		4,056,392
Interest receivable		9,714,602
Distributions receivable from Fidelity Central Funds		129,218
Receivable for daily variation margin on futures contracts		103,081
Prepaid expenses		9,852
Other receivables		101,823
Total assets		4,353,066,329
Liabilities
Payable for investments purchased
Regular delivery	$16,039,068
Delayed delivery	3,729,839
Payable for fund shares redeemed	4,139,906
Distributions payable	2,771,012
Accrued management fee	94,951
Other payables and accrued expenses	158,897
Collateral on securities loaned	3,991,919
Total Liabilities		30,925,592
Net Assets		$4,322,140,737
Net Assets consist of:
Paid in capital		$4,468,286,461
Total accumulated earnings (loss)		(146,145,724)
Net Assets		$4,322,140,737
Net Asset Value , offering price and redemption price per share ($4,322,140,737 ÷ 439,705,188 shares)		$9.83

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends:
Unaffiliated issuers		$72,421,339
Affiliated issuers		5,889,375
Interest		56,733,271
Income from Fidelity Central Funds (including $157,427 from security lending)		1,090,668
Total Income		136,134,653
Expenses
Management fee	$13,030,617
Custodian fees and expenses	37,596
Independent trustees' fees and expenses	30,596
Registration fees	140,770
Audit	70,311
Legal	6,812
Miscellaneous	35,298
Total expenses before reductions	13,352,000
Expense reductions	(11,116,586)
Total expenses after reductions		2,235,414
Net Investment income (loss)		133,899,239
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(64,900,428)
Fidelity Central Funds	4,974
Other affiliated issuers	(3,944,295)
Futures contracts	(3,636,294)
Capital gain distributions from underlying funds:
Unaffiliated issuers	2,419,696
Total net realized gain (loss)		(70,056,347)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	26,140,876
Fidelity Central Funds	(4,975)
Other affiliated issuers	1,593,739
Assets and liabilities in foreign currencies	11
Futures contracts	(150,851)
Total change in net unrealized appreciation (depreciation)		27,578,800
Net gain (loss)		(42,477,547)
Net increase (decrease) in net assets resulting from operations		$91,421,692
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$133,899,239	$46,888,123
Net realized gain (loss)	(70,056,347)	(7,039,589)
Change in net unrealized appreciation (depreciation)	27,578,800	(142,818,369)
Net increase (decrease) in net assets resulting from operations	91,421,692	(102,969,835)
Distributions to shareholders	(131,562,158)	(53,579,740)
Share transactions
Proceeds from sales of shares	2,679,155,241	2,455,390,765
Reinvestment of distributions	102,997,070	41,012,985
Cost of shares redeemed	(4,199,251,103)	(2,741,262,414)
Net increase (decrease) in net assets resulting from share transactions	(1,417,098,792)	(244,858,664)
Total increase (decrease) in net assets	(1,457,239,258)	(401,408,239)

Net Assets
Beginning of period	5,779,379,995	6,180,788,234
End of period	$4,322,140,737	$5,779,379,995

Other Information
Shares
Sold	273,102,994	244,485,558
Issued in reinvestment of distributions	10,502,359	4,092,840
Redeemed	(428,307,418)	(274,075,501)
Net increase (decrease)	(144,702,065)	(25,497,103)

Financial Highlights
Strategic Advisers® Short Duration Fund

Years ended May 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.89	$10.13	$10.06	$10.04	$10.03
Income from Investment Operations
Net investment income (loss) A,B	.296	.075	.106	.229	.254
Net realized and unrealized gain (loss)	(.052)	(.230)	.081	.020	.018
Total from investment operations	.244	(.155)	.187	.249	.272
Distributions from net investment income	(.304)	(.085)	(.112)	(.229)	(.259)
Distributions from net realized gain	-	-	(.005)	-	(.003)
Total distributions	(.304)	(.085)	(.117)	(.229)	(.262)
Net asset value, end of period	$9.83	$9.89	$10.13	$10.06	$10.04
Total Return C	2.52%	(1.54)%	1.86%	2.51%	2.75%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.30%	.30%	.30%	.30%	.32%
Expenses net of fee waivers, if any	.05%	.05%	.05%	.05%	.07%
Expenses net of all reductions	.05%	.05%	.05%	.05%	.07%
Net investment income (loss)	3.01%	.74%	1.05%	2.28%	2.54%
Supplemental Data
Net assets, end of period (000 omitted)	$4,322,141	$5,779,380	$6,180,788	$8,049,040	$7,144,753
Portfolio turnover rate F	49%	43%	102%	58%	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Strategic Advisers Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations, commercial paper and certificates of deposit are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Short Duration Fund	$101,822

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, market discount, capital loss carryforwards, and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,484,254
Gross unrealized depreciation	(71,031,464)
Net unrealized appreciation (depreciation)	$(62,547,210)
Tax Cost	$4,398,119,016

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$965,028
Capital loss carryforward	$(84,563,552)
Net unrealized appreciation (depreciation) on securities and other investments	$(62,547,199)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(20,362,314)
Long-term	(64,201,238)
Total capital loss carryforward	$(84,563,552)

The tax character of distributions paid was as follows:

	May 31, 2023	May 31, 2022
Ordinary Income	$131,562,158	$53,579,740

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Short Duration Fund	1,803,292,398	3,308,732,212

5. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Short Duration Fund	$ 1,359

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Short Duration Fund	$8,787
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Short Duration Fund	$16,416	$-	$-
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $ 11,109,574.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $7,012.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Short Duration Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023

Strategic Advisers® Short Duration Fund	.05%
Actual		$ 1,000	$ 1,026.40	$ .25
Hypothetical- B		$ 1,000	$ 1,024.68	$ .25

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

A total of 11.95% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $61,191,004 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.934458.111
ASD-ANN-0723
Strategic Advisers® Fidelity® U.S. Total Stock Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Strategic Advisers® Fidelity® U.S. Total Stock Fund	3.45%	10.04%	9.55%

A     From March 20, 2018
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® U.S. Total Stock Fund, on March 20, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Total Stock Market Index℠ performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 2.92% for the 12 months ending May 31, 2023, according to the S&P 500 ® index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the S&P 500 ® returned -18.11% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears. Since March 2022, the Fed has raised its benchmark rate 10 times, by 5 percentage points, while also shrinking its massive asset portfolio. Against this backdrop, stocks struggled to gain traction until a rally in late 2022, as risky assets regained favor. The S&P 500 ® continued its advance in 2023, gaining 9.65% through May 31, supported by moderating inflation data, a resilient labor market, and indications the Fed was nearing the end of its interest rate hiking regime. Uncertainty about the debt ceiling resulted in some ups and downs in May (+0.43%) but did not meaningfully alter the recent uptrend. A handful of mega-cap tech stocks have driven the index this year, as investors favored their perceived safety and that they were insulated from the March banking crisis that caused the Fed to reconsider its aggressive rate-hike campaign. Indeed, the central bank stepped down to hikes of 25 basis points in February, March and May. By sector for the full 12 months, information technology (+21%) led by a wide margin, whereas real estate (-16%) and materials (-11%) lagged most.
Comments from Portfolio Manager Barry Golden:
For the fiscal year ending May 31, 2023, the Fund gained 3.45%, topping the 1.92% advance of the benchmark Dow Jones U.S. Total Stock Market Index. Among the Fund's underlying managers, Fidelity ® Growth Company Fund (+14%) was the top relative contributor. Its high-growth approach did well amid the rotation from value to growth stocks in the first five months of 2023. The Sector Managed mandate from sub-adviser FIAM ® (+7%) - the Fund's largest investment - also added meaningful value. The growth-driven backdrop at certain times during the reporting period proved favorable for this strategy, as it generated broadly positive stock selection. Fidelity ® SAI U.S. Quality Index Fund (+5%) was another top contributor. The fund's emphasis on high-quality companies helped amid a generally risk-averse market context early in the period. On the downside, the Value Discovery strategy from FIAM ® (-4%) was the biggest relative detractor. This quality-focused value approach fell out of favor during the reversal in market leadership that occurred in the first quarter of 2023. Fidelity ® Large Cap Value Enhanced Index Fund (-6%) also struggled as market participants shifted from value to growth early on in 2023. During the period, we added the U.S. Equity Large Cap Plus mandate from FIAM ® . This strategy uses futures contracts on the S&P 500 index to gain broad stock market exposure, in conjunction with high-quality corporate bonds. Overall, we continued to reduce risk within the portfolio by trimming exposure to value-oriented strategies, adjusting manager allocations to decrease small-cap exposure, and moving the Fund's total market risk closer to that of the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary May 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Fidelity SAI U.S. Quality Index Fund	13.4
Fidelity Growth Company Fund	10.7
Fidelity Contrafund	7.4
Fidelity Magellan Fund	6.6
Fidelity SAI U.S. Low Volatility Index Fund	4.1
Fidelity Large Cap Value Enhanced Index Fund	4.1
Fidelity Blue Chip Growth Fund	2.7
Microsoft Corp.	2.2
Apple, Inc.	1.6
Exxon Mobil Corp.	1.4
54.2

Asset Allocation (% of Fund's net assets)

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2023
Showing Percentage of Net Assets

Common Stocks - 43.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 0.0%
AT&T, Inc.	188,800	2,969,824
Cellnex Telecom SA (a)	515,600	20,893,143
Cogent Communications Group, Inc.	34,060	2,095,371
EchoStar Holding Corp. Class A (b)(c)	25,101	395,843
Liberty Global PLC Class C (b)	359,800	6,123,796
Verizon Communications, Inc.	361,009	12,862,751
		45,340,728
Entertainment - 0.7%
Activision Blizzard, Inc.	2,185,344	175,264,589
Cinemark Holdings, Inc. (b)(c)	419,800	6,720,998
IMAX Corp. (b)	838,820	14,545,139
International Games Systems Co. Ltd.	305,000	5,629,761
Liberty Media Corp. Liberty Formula One Series C (b)	207,100	14,579,840
Netflix, Inc. (b)	241,000	95,250,430
Sciplay Corp. (A Shares) (b)	16,601	321,893
Sea Ltd. ADR (b)	432,800	24,847,048
Take-Two Interactive Software, Inc. (b)	153,298	21,113,734
The Walt Disney Co. (b)	893,922	78,629,379
Universal Music Group NV	1,577,883	31,300,549
Universal Music Group NV rights (b)(c)(d)	1,577,883	455,382
Warner Bros Discovery, Inc. (b)	548,793	6,190,385
World Wrestling Entertainment, Inc. Class A	213,300	21,611,556
		496,460,683
Interactive Media & Services - 1.8%
Alphabet, Inc.:
Class A (b)	5,348,540	657,175,110
Class C (b)	1,637,340	201,998,636
Cars.com, Inc. (b)	465,700	8,219,605
IAC, Inc. (b)	214,700	11,988,848
Match Group, Inc. (b)	441,300	15,224,850
Meta Platforms, Inc. Class A (b)	1,577,900	417,701,688
QuinStreet, Inc. (b)	177,930	1,640,515
Snap, Inc. Class A (b)	3,190,800	32,546,160
Ziff Davis, Inc. (b)	224,830	13,273,963
ZIGExN Co. Ltd.	938,100	4,571,828
		1,364,341,203
Media - 0.7%
Altice U.S.A., Inc. Class A (b)	521,700	1,335,552
Cable One, Inc. (c)	11,700	7,158,411
Charter Communications, Inc. Class A (b)	73,400	23,939,410
Comcast Corp. Class A	10,193,301	401,106,394
Interpublic Group of Companies, Inc.	984,225	36,603,328
Liberty Broadband Corp.:
Class A (b)	190,825	14,096,243
Class C (b)	177,200	13,130,520
Nexstar Broadcasting Group, Inc. Class A	25,100	3,788,092
Pico Far East Holdings Ltd.	1,000,000	162,187
TechTarget, Inc. (b)	20,540	713,560
Thryv Holdings, Inc. (b)	324,080	7,551,064
		509,584,761
Wireless Telecommunication Services - 0.1%
Gogo, Inc. (b)	190,000	2,859,500
T-Mobile U.S., Inc. (b)	313,775	43,065,619
		45,925,119
TOTAL COMMUNICATION SERVICES		2,461,652,494
CONSUMER DISCRETIONARY - 3.4%
Automobile Components - 0.2%
Adient PLC (b)	1,279,075	43,092,037
Akwel	5,700	85,664
Autoliv, Inc.	15,806	1,288,189
BorgWarner, Inc.	402,703	17,851,824
Brembo SpA	212,700	3,232,989
Cie Automotive SA	186,000	5,316,324
Compagnie Plastic Omnium SA	103,600	1,675,467
DaikyoNishikawa Corp.	604,000	3,143,011
Gentex Corp.	171,419	4,501,463
LCI Industries (c)	46,600	5,034,664
Lear Corp.	232,758	28,550,096
Murakami Corp.	19,800	415,399
Patrick Industries, Inc. (c)	213,580	13,995,897
		128,183,024
Automobiles - 0.3%
Ferrari NV	65,300	18,719,551
General Motors Co.	153,246	4,966,703
Harley-Davidson, Inc.	191,600	5,960,676
Tesla, Inc. (b)	900,000	183,537,000
		213,183,930
Broadline Retail - 0.7%
Amazon.com, Inc. (b)	3,954,900	476,881,842
ASKUL Corp.	332,500	4,310,031
B&M European Value Retail SA	1,175,200	7,452,715
Big Lots, Inc. (c)	213,533	1,071,936
Dillard's, Inc. Class A (c)	2,494	686,623
eBay, Inc.	1,002,600	42,650,604
Europris ASA (a)	960,181	6,349,191
Max Stock Ltd.	99,100	198,489
Next PLC	69,800	5,510,086
		545,111,517
Distributors - 0.0%
Arata Corp.	71,900	2,345,491
Harima-Kyowa Co. Ltd.	15,700	172,523
LKQ Corp.	185,479	9,784,017
		12,302,031
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc. (b)	249,167	10,340,431
European Wax Center, Inc. (c)	211,620	3,667,375
Grand Canyon Education, Inc. (b)	33,850	3,546,126
H&R Block, Inc. (c)	2,779,600	82,971,060
Laureate Education, Inc. Class A	2,218,900	26,848,690
OneSpaWorld Holdings Ltd. (b)	327,130	3,411,966
Perdoceo Education Corp. (b)	49,000	577,710
Service Corp. International	112,402	7,149,891
WW International, Inc. (b)	38,935	255,414
		138,768,663
Hotels, Restaurants & Leisure - 0.7%
Amadeus IT Holding SA Class A	253,100	18,163,732
ARAMARK Holdings Corp.	764,600	30,186,408
Betsson AB (b)	107,900	24,360
Booking Holdings, Inc. (b)	49,467	124,101,326
Bowlero Corp. Class A (b)(c)	217,200	2,489,112
Brinker International, Inc. (b)	275,500	10,077,790
Caesars Entertainment, Inc. (b)	364,900	14,964,549
Churchill Downs, Inc.	433,600	58,891,552
Domino's Pizza, Inc.	136,317	39,511,482
El Pollo Loco Holdings, Inc.	175,110	1,600,505
Everi Holdings, Inc. (b)	388,193	5,395,883
Expedia, Inc. (b)	120,066	11,491,517
Marriott International, Inc. Class A	462,700	77,636,433
McDonald's Corp.	146,600	41,797,126
NeoGames SA (b)	202,270	5,515,903
Noodles & Co. (b)	298,880	1,001,248
Penn Entertainment, Inc. (b)	310,200	7,767,408
Planet Fitness, Inc. (b)	255,900	16,362,246
Starbucks Corp.	76,402	7,459,891
Wingstop, Inc.	13,250	2,641,520
Wyndham Hotels & Resorts, Inc.	397,848	27,153,126
Yum! Brands, Inc.	301,300	38,774,297
		543,007,414
Household Durables - 0.2%
Cavco Industries, Inc. (b)	6,056	1,507,823
Cuckoo Holdings Co. Ltd.	40,045	461,448
D.R. Horton, Inc.	124,700	13,322,948
Ethan Allen Interiors, Inc. (c)	14,238	356,377
FJ Next Co. Ltd.	112,000	803,072
Helen of Troy Ltd. (b)(c)	238,890	23,000,329
LGI Homes, Inc. (b)(c)	32,130	3,655,430
Mohawk Industries, Inc. (b)	268,075	24,673,623
Pressance Corp.	277,900	3,642,170
PulteGroup, Inc.	563,972	37,267,270
Skyline Champion Corp. (b)	38,689	2,248,992
Sony Group Corp. sponsored ADR	103,900	9,735,430
Tempur Sealy International, Inc.	402,100	14,330,844
Toll Brothers, Inc.	74,085	5,015,555
TopBuild Corp. (b)	60,802	12,261,331
Vistry Group PLC	561,463	5,049,663
Whirlpool Corp. (c)	35,652	4,609,447
		161,941,752
Leisure Products - 0.0%
Brunswick Corp.	43,480	3,282,740
Malibu Boats, Inc. Class A (b)	14,841	778,410
MasterCraft Boat Holdings, Inc. (b)	12,996	344,394
Sturm, Ruger & Co., Inc.	12,887	664,454
		5,069,998
Specialty Retail - 0.8%
Academy Sports & Outdoors, Inc.	176,709	8,651,673
Advance Auto Parts, Inc.	16,972	1,237,089
America's Car Mart, Inc. (b)(c)	32,300	2,633,419
American Eagle Outfitters, Inc.	133,590	1,358,610
Arcland Sakamoto Co. Ltd.	100,000	1,131,168
AutoZone, Inc. (b)	3,900	9,308,676
Burlington Stores, Inc. (b)	66,600	10,020,636
Camping World Holdings, Inc. (c)	99,110	2,671,015
Dick's Sporting Goods, Inc.	137,170	17,490,547
Fast Retailing Co. Ltd.	45,600	10,695,912
Five Below, Inc. (b)	85,100	14,681,452
Foot Locker, Inc. (c)	328,207	8,310,201
Haverty Furniture Companies, Inc. (c)	9,317	245,876
JD Sports Fashion PLC	4,018,994	7,599,130
Lithia Motors, Inc. Class A (sub. vtg.) (c)	10,100	2,356,128
Lookers PLC	465,231	468,188
Lowe's Companies, Inc.	768,008	154,469,449
Maisons du Monde SA (a)(c)	433,600	4,328,857
Monro, Inc. (c)	23,019	952,296
Murphy U.S.A., Inc. (c)	52,681	14,562,082
Penske Automotive Group, Inc. (c)	18,238	2,520,856
PetMed Express, Inc. (c)	13,498	200,175
Pets At Home Group PLC	1,172,500	5,469,493
RH (b)	27,200	6,663,456
Ross Stores, Inc.	530,600	54,980,772
Sally Beauty Holdings, Inc. (b)	368,000	4,143,680
The Buckle, Inc. (c)	21,070	647,060
The Home Depot, Inc.	203,200	57,597,040
The Hour Glass Ltd.	1,645,500	2,482,304
TJX Companies, Inc.	1,125,700	86,442,503
Upbound Group, Inc.	101,670	3,040,950
Valvoline, Inc.	704,187	27,111,200
Victoria's Secret & Co. (b)	176,680	3,607,806
WH Smith PLC	238,900	4,665,721
Williams-Sonoma, Inc. (c)	119,852	13,604,401
		546,349,821
Textiles, Apparel & Luxury Goods - 0.3%
Capri Holdings Ltd. (b)	170,400	5,981,040
Crocs, Inc. (b)	188,780	21,196,218
Deckers Outdoor Corp. (b)	15,715	7,464,625
Kontoor Brands, Inc.	242,176	9,483,612
Levi Strauss & Co. Class A (c)	286,400	3,789,072
NIKE, Inc. Class B	318,400	33,514,784
PVH Corp.	614,000	52,816,280
Rocky Brands, Inc. (c)	246,077	4,702,531
Skechers U.S.A., Inc. Class A (sub. vtg.) (b)	166,400	8,547,968
Tapestry, Inc.	892,300	35,709,846
Wolverine World Wide, Inc.	646,560	8,650,973
		191,856,949
TOTAL CONSUMER DISCRETIONARY		2,485,775,099
CONSUMER STAPLES - 3.0%
Beverages - 0.7%
Celsius Holdings, Inc. (b)	118,590	14,886,603
Coca-Cola European Partners PLC	788,900	49,219,471
Constellation Brands, Inc. Class A (sub. vtg.)	294,200	71,481,774
Diageo PLC sponsored ADR (c)	180,605	30,345,252
Duckhorn Portfolio, Inc. (b)	31,087	405,064
Keurig Dr. Pepper, Inc.	835,910	26,013,519
Molson Coors Beverage Co. Class B	235,200	14,547,120
Monster Beverage Corp.	1,574,200	92,279,604
National Beverage Corp. (b)(c)	17,087	844,440
Primo Water Corp.	183,980	2,367,823
The Coca-Cola Co.	3,099,086	184,891,471
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	240,061	349,801
		487,631,942
Consumer Staples Distribution & Retail - 0.8%
Acomo NV	107,400	2,525,597
Alimentation Couche-Tard, Inc. Class A (multi-vtg.) (c)	473,500	22,926,818
Belc Co. Ltd.	10,400	439,663
BJ's Wholesale Club Holdings, Inc. (b)	140,851	8,824,315
Costco Wholesale Corp.	79,600	40,720,176
Dollar General Corp.	435,000	87,474,150
Dollar Tree, Inc. (b)	67,800	9,144,864
G-7 Holdings, Inc.	366,200	3,298,626
Ingles Markets, Inc. Class A	10,282	825,336
OM2 Network Co. Ltd.	25,200	203,119
Performance Food Group Co. (b)(c)	734,429	40,606,579
PriceSmart, Inc.	15,598	1,130,543
Sprouts Farmers Market LLC (b)	1,364,190	47,146,406
Sysco Corp.	587,155	41,071,492
Target Corp.	79,200	10,369,656
U.S. Foods Holding Corp. (b)	2,685,365	106,823,820
United Natural Foods, Inc. (b)	204,230	5,454,983
Walgreens Boots Alliance, Inc.	167,130	5,075,738
Walmart, Inc.	1,093,700	160,631,719
Weis Markets, Inc. (c)	11,736	698,761
YAKUODO Holdings Co. Ltd.	40,300	722,551
		596,114,912
Food Products - 0.5%
Armanino Foods of Distinction	10,000	41,850
Bunge Ltd.	399,700	37,028,208
Flowers Foods, Inc.	137,785	3,441,869
Freshpet, Inc. (b)(c)	231,200	13,816,512
Hostess Brands, Inc. Class A (b)	232,850	5,793,308
Ingredion, Inc.	43,081	4,506,273
John B. Sanfilippo & Son, Inc.	6,513	757,006
Kaneko Seeds Co. Ltd.	53,100	540,814
Lancaster Colony Corp.	12,835	2,523,104
LDC SA	10,059	1,290,248
Mondelez International, Inc.	2,651,200	194,624,592
Nomad Foods Ltd. (b)	242,100	4,127,805
Pickles Holdings Co. Ltd.	100,000	878,521
S Foods, Inc.	205,800	4,534,764
Sovos Brands, Inc. (b)	116,130	2,205,309
SunOpta, Inc. (b)(c)	2,083,220	14,020,071
Tootsie Roll Industries, Inc.	13,319	520,373
TreeHouse Foods, Inc. (b)	89,710	4,247,769
Tyson Foods, Inc. Class A	796,500	40,334,760
		335,233,156
Household Products - 0.6%
Central Garden & Pet Co. Class A (non-vtg.) (b)	12,840	441,054
Colgate-Palmolive Co.	955,900	71,099,842
Procter & Gamble Co.	2,097,300	298,865,250
Reckitt Benckiser Group PLC	590,500	45,918,214
Spectrum Brands Holdings, Inc.	69,963	5,052,028
The Clorox Co.	220,500	34,878,690
Transaction Co. Ltd.	49,100	590,997
WD-40 Co. (c)	9,925	1,882,276
		458,728,351
Personal Care Products - 0.3%
BellRing Brands, Inc. (b)	1,053,040	38,562,325
elf Beauty, Inc. (b)	28,248	2,938,357
Estee Lauder Companies, Inc. Class A	401,700	73,924,851
Haleon PLC	9,908,200	39,194,006
Haleon PLC ADR (c)	3,293,559	26,480,214
Hengan International Group Co. Ltd.	403,500	1,715,936
Herbalife Ltd. (b)	64,005	757,819
Kenvue, Inc.	1,978,400	49,638,056
MediFast, Inc.	7,971	627,318
Nu Skin Enterprises, Inc. Class A	35,998	1,199,813
The Beauty Health Co. (b)(c)	602,846	4,846,882
Unilever PLC sponsored ADR	424,200	21,184,548
USANA Health Sciences, Inc. (b)	8,126	493,004
		261,563,129
Tobacco - 0.1%
Altria Group, Inc.	1,343,481	59,677,426
KT&G Corp.	40,099	2,534,716
Philip Morris International, Inc.	7,800	702,078
Vector Group Ltd.	96,261	1,127,216
		64,041,436
TOTAL CONSUMER STAPLES		2,203,312,926
ENERGY - 3.0%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	53,900	1,468,775
Cactus, Inc. (c)	96,980	3,062,628
Expro Group Holdings NV (b)	2,436,700	40,424,853
Liberty Oilfield Services, Inc. Class A	220,009	2,582,906
Natural Gas Services Group, Inc. (b)	57,379	579,528
Nextier Oilfield Solutions, Inc. (b)	273,980	2,065,809
Oceaneering International, Inc. (b)	322,410	4,936,097
Schlumberger Ltd.	656,400	28,113,612
TechnipFMC PLC (b)	363,050	4,770,477
Weatherford International PLC (b)	795,900	44,920,596
		132,925,281
Oil, Gas & Consumable Fuels - 2.8%
Africa Oil Corp. (c)	5,237,900	11,189,621
Antero Resources Corp. (b)(c)	2,028,894	41,409,727
Arch Resources, Inc.	108,118	11,173,995
California Resources Corp.	78,110	2,932,249
Canadian Natural Resources Ltd.	597,200	32,171,813
Cenovus Energy, Inc.:
warrants 1/1/26 (b)	117,180	1,316,387
(Canada) (c)	4,726,454	75,518,812
China Petroleum & Chemical Corp. (H Shares)	5,840,000	3,676,826
Chord Energy Corp.	124,120	17,754,125
Civitas Resources, Inc.	119,865	8,006,982
CNX Resources Corp. (b)	651,200	10,061,040
ConocoPhillips Co.	800,400	79,479,720
CONSOL Energy, Inc.	23,970	1,293,421
Denbury, Inc. (b)	16,550	1,492,314
Diamondback Energy, Inc.	83,100	10,566,165
Eco Atlantic Oil & Gas Ltd. (b)	4,584,000	1,029,923
Enterprise Products Partners LP	166,100	4,207,313
Equinor ASA sponsored ADR (c)	1,466,100	37,136,313
Exxon Mobil Corp.	10,112,745	1,033,320,284
Golar LNG Ltd.	120,230	2,473,131
Hess Corp.	1,439,063	182,286,110
HF Sinclair Corp.	230,400	9,547,776
Imperial Oil Ltd. (c)	1,772,300	80,448,712
Kosmos Energy Ltd. (b)	8,458,469	50,412,475
Magnolia Oil & Gas Corp. Class A	419,780	8,114,347
MEG Energy Corp. (b)	2,113,525	31,932,521
Motor Oil (HELLAS) Corinth Refineries SA	36,800	948,773
Murphy Oil Corp.	523,000	18,200,400
National Energy Services Reunited Corp. (b)	308,910	926,730
Northern Oil & Gas, Inc.	170,090	5,087,392
Occidental Petroleum Corp.	784,300	45,222,738
Oil & Natural Gas Corp. Ltd.	1,538,400	2,881,826
Ovintiv, Inc.	1,405,570	46,482,200
Parex Resources, Inc. (c)	2,823,500	56,844,387
PBF Energy, Inc. Class A	83,522	3,074,445
PDC Energy, Inc.	128,100	8,790,222
Phillips 66 Co.	457,968	41,954,448
Range Resources Corp.	1,111,610	30,424,766
Sitio Royalties Corp. (c)	127,600	3,251,248
Southwestern Energy Co. (b)	973,884	4,645,427
Star Petroleum Refining PCL (For. Reg.)	2,366,800	561,741
TotalEnergies SE sponsored ADR	244,020	13,738,326
Valero Energy Corp.	281,200	30,099,648
		2,062,086,819
TOTAL ENERGY		2,195,012,100
FINANCIALS - 7.0%
Banks - 3.3%
AIB Group PLC	1,295,500	5,306,400
Associated Banc-Corp.	2,957,115	43,794,873
Bancorp, Inc., Delaware (b)	860,996	26,570,337
Bank of America Corp.	15,913,300	442,230,607
BankUnited, Inc.	229,360	4,339,491
Bar Harbor Bankshares	101,400	2,396,082
BNP Paribas SA (c)	589,028	34,245,080
Bridgewater Bancshares, Inc. (b)	210,850	1,815,419
Byline Bancorp, Inc.	98,330	1,742,408
Cadence Bank	947,920	17,024,643
Camden National Corp. (c)	92,590	2,732,331
Citigroup, Inc.	928,579	41,154,621
Cullen/Frost Bankers, Inc.	143,400	14,368,680
DNB Bank ASA	570,900	9,563,681
East West Bancorp, Inc.	56,860	2,720,751
Eurobank Ergasias Services and Holdings SA (b)	9,303,840	14,519,517
First Bancorp, Puerto Rico	327,600	3,656,016
First Foundation, Inc.	658,050	2,553,234
First Interstate Bancsystem, Inc.	174,640	3,850,812
First Northwest Bancorp (c)	160,038	1,795,626
FNB Corp., Pennsylvania	1,723,520	18,941,485
Greene County Bancorp, Inc.	171,100	4,576,925
Hanmi Financial Corp.	192,194	2,767,594
Independent Bank Corp.	117,270	1,917,365
International Bancshares Corp.	49,920	2,132,582
JPMorgan Chase & Co.	3,151,410	427,677,851
KBC Group NV	153,500	10,038,179
KeyCorp	6,448,272	60,226,860
M&T Bank Corp.	855,911	101,990,355
NatWest Group PLC	3,167,837	10,264,372
Nicolet Bankshares, Inc.	60,800	3,773,856
Orrstown Financial Services, Inc.	131,926	2,387,861
Piraeus Financial Holdings SA (b)	3,287,200	9,697,779
Plumas Bancorp	145,000	4,774,850
PNC Financial Services Group, Inc.	1,260,247	145,974,410
Popular, Inc.	39,170	2,239,741
QCR Holdings, Inc.	148,400	5,701,528
Southern Missouri Bancorp, Inc.	88,700	3,295,205
Standard Chartered PLC (United Kingdom)	846,400	6,671,043
Sumitomo Mitsui Financial Group, Inc.	306,500	12,438,283
Synovus Financial Corp.	307,450	8,328,821
The Bank of NT Butterfield & Son Ltd.	49,522	1,241,517
Truist Financial Corp.	1,243,642	37,893,772
U.S. Bancorp	3,116,812	93,192,679
UniCredit SpA	788,676	15,207,467
Union Bankshares, Inc.	30,712	669,829
United Community Bank, Inc.	517,268	11,695,429
Univest Corp. of Pennsylvania	477,710	8,469,798
Washington Trust Bancorp, Inc.	108,700	2,767,502
Webster Financial Corp.	595,071	21,154,774
Wells Fargo & Co.	17,148,887	682,697,191
West Bancorp., Inc.	109,200	1,834,560
Western Alliance Bancorp.	69,840	2,367,576
Wintrust Financial Corp.	70,060	4,453,714
Zions Bancorp NA	1,241,203	33,872,430
		2,439,715,792
Capital Markets - 0.8%
Affiliated Managers Group, Inc.	317,000	44,091,530
Artisan Partners Asset Management, Inc.	49,649	1,588,768
Banca Generali SpA	101,100	3,112,295
Bank of New York Mellon Corp.	1,418,121	57,008,464
BlackRock, Inc. Class A	157,139	103,326,749
Bridge Investment Group Holdings, Inc.	19,544	190,359
Cboe Global Markets, Inc.	51,843	6,865,050
Charles Schwab Corp.	15,600	821,964
CI Financial Corp.	198,400	1,916,040
CME Group, Inc.	10,200	1,823,250
Cohen & Steers, Inc.	18,176	988,956
Diamond Hill Investment Group, Inc.	2,129	338,021
Donnelley Financial Solutions, Inc. (b)	18,219	808,013
Evercore, Inc. Class A	26,113	2,818,898
Federated Hermes, Inc.	310,471	10,689,517
GQG Partners, Inc. CDI	560,055	473,574
Invesco Ltd.	584,300	8,402,234
KKR & Co. LP	699,507	36,017,615
Lazard Ltd. Class A	709,528	20,356,358
LPL Financial	86,271	16,803,865
Moelis & Co. Class A	46,749	1,770,385
Morgan Stanley	399,912	32,696,805
Northern Trust Corp.	1,142,866	82,194,923
Patria Investments Ltd.	238,816	3,522,536
Perella Weinberg Partners Class A	479,030	3,750,805
Piper Jaffray Companies	18,270	2,327,050
PJT Partners, Inc.	17,858	1,203,629
Rathbone Brothers PLC	134,000	3,323,785
Raymond James Financial, Inc.	333,059	30,091,881
SEI Investments Co.	74,886	4,237,050
State Street Corp.	756,304	51,443,798
StepStone Group, Inc. Class A	280,453	6,032,544
UBS Group AG	1,231,367	23,285,150
Van Lanschot Kempen NV (Bearer)	5,800	158,710
Victory Capital Holdings, Inc.	10,530	326,114
Virtu Financial, Inc. Class A	354,983	6,244,151
Virtus Investment Partners, Inc.	39,750	7,583,505
		578,634,341
Consumer Finance - 0.2%
Aeon Credit Service (Asia) Co. Ltd.	2,930,000	1,964,446
American Express Co.	21,939	3,478,648
Capital One Financial Corp.	130,464	13,595,653
Discover Financial Services	215,342	22,124,237
FirstCash Holdings, Inc.	308,389	30,388,652
OneMain Holdings, Inc.	963,291	36,470,197
Shriram Transport Finance Co. Ltd.	282,546	4,782,849
SLM Corp.	182,848	2,790,260
		115,594,942
Financial Services - 1.4%
Apollo Global Management, Inc.	590,802	39,495,114
Berkshire Hathaway, Inc.:
Class A (b)	39	19,032,935
Class B (b)	1,100,400	353,316,432
BFF Bank SpA (a)	693,800	7,189,839
Block, Inc. Class A (b)	423,400	25,569,126
Cannae Holdings, Inc. (b)	1,242,320	24,411,588
Cass Information Systems, Inc.	8,874	342,714
Dlocal Ltd. (b)	577,300	6,719,772
Edenred SA	426,459	27,386,989
Essent Group Ltd.	987,835	43,632,672
EVERTEC, Inc.	47,670	1,643,662
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	35,200	4,710,112
Fidelity National Information Services, Inc.	296,057	16,155,830
Fiserv, Inc. (b)	405,868	45,534,331
FleetCor Technologies, Inc. (b)	135,313	30,655,160
Global Payments, Inc.	34,400	3,360,536
Jackson Financial, Inc. (c)	43,103	1,193,953
MasterCard, Inc. Class A	71,486	26,093,820
MGIC Investment Corp.	339,605	5,134,828
NMI Holdings, Inc. (b)	440,389	11,075,783
One97 Communications Ltd. (b)	163,615	1,379,815
PayPal Holdings, Inc. (b)	194,100	12,032,259
Radian Group, Inc. (c)	680,622	17,383,086
The Western Union Co.	282,203	3,214,292
UWM Holdings Corp. Class A (c)	354,800	1,820,124
Visa, Inc. Class A	1,299,551	287,239,758
Voya Financial, Inc.	201,600	13,668,480
WEX, Inc. (b)	135,828	22,527,074
Worldline SA (a)(b)	342,339	13,301,416
Zenkoku Hosho Co. Ltd.	53,600	1,917,789
		1,067,139,289
Insurance - 1.3%
American Equity Investment Life Holding Co.	50,732	2,001,377
American Financial Group, Inc.	42,833	4,808,861
Arthur J. Gallagher & Co.	102,971	20,628,180
ASR Nederland NV	123,000	5,232,693
BRP Group, Inc. (b)	683,240	13,705,794
Chubb Ltd.	1,123,576	208,760,421
Db Insurance Co. Ltd.	115,660	6,471,492
Direct Line Insurance Group PLC	4,485,810	9,257,425
Enstar Group Ltd. (b)	19,360	4,556,957
Erie Indemnity Co. Class A	16,150	3,457,715
Everest Re Group Ltd.	99,680	33,893,194
Fairfax Financial Holdings Ltd. (sub. vtg.)	21,415	15,371,159
First American Financial Corp.	55,900	3,070,587
Globe Life, Inc.	184,856	19,073,442
Hartford Financial Services Group, Inc.	504,299	34,554,567
Hyundai Fire & Marine Insurance Co. Ltd.	142,860	3,543,023
Kinsale Capital Group, Inc.	13,889	4,208,089
Marsh & McLennan Companies, Inc.	248,787	43,084,933
NN Group NV	131,103	4,725,386
Primerica, Inc.	234,229	42,634,363
Progressive Corp.	420,456	53,780,527
Prudential PLC	523,672	6,880,942
Reinsurance Group of America, Inc.	290,140	40,619,600
RLI Corp.	29,513	3,655,185
Selective Insurance Group, Inc.	114,000	11,027,220
Talanx AG	145,341	8,101,763
The Travelers Companies, Inc.	1,236,727	209,303,677
Unum Group	513,174	22,297,410
White Mountains Insurance Group Ltd. (c)	3,440	4,658,414
Willis Towers Watson PLC	379,800	83,119,230
		926,483,626
Mortgage Real Estate Investment Trusts - 0.0%
AGNC Investment Corp. (c)	403,250	3,705,868
Redwood Trust, Inc.	394,150	2,333,368
		6,039,236
TOTAL FINANCIALS		5,133,607,226
HEALTH CARE - 6.4%
Biotechnology - 0.8%
AbbVie, Inc.	80,000	11,036,800
Akero Therapeutics, Inc. (b)	185,000	8,247,300
Alnylam Pharmaceuticals, Inc. (b)	59,200	10,952,592
Amgen, Inc.	61,400	13,547,910
Apellis Pharmaceuticals, Inc. (b)	149,100	12,800,235
Arcutis Biotherapeutics, Inc. (b)(c)	6,606	49,611
Argenx SE ADR (b)	119,060	46,278,622
Ascendis Pharma A/S sponsored ADR (b)(c)	132,000	11,480,040
Avid Bioservices, Inc. (b)(c)	261,980	4,047,591
Avidity Biosciences, Inc. (b)	591,600	6,282,792
Beam Therapeutics, Inc. (b)(c)	164,100	5,234,790
Blueprint Medicines Corp. (b)	471,198	26,632,111
Celldex Therapeutics, Inc. (b)	146,629	4,662,802
Century Therapeutics, Inc. (b)	27,180	86,432
Cerevel Therapeutics Holdings (b)	94,350	3,075,810
Cytokinetics, Inc. (b)(c)	591,500	22,293,635
Day One Biopharmaceuticals, Inc. (b)	310,150	4,124,995
Essex Bio-Technology Ltd.	320,000	146,709
Exact Sciences Corp. (b)	186,000	15,173,880
Gilead Sciences, Inc.	150,540	11,582,548
Insmed, Inc. (b)(c)	221,600	4,217,048
Intellia Therapeutics, Inc. (b)	145,000	5,402,700
Karuna Therapeutics, Inc. (b)	60,100	13,615,655
Keros Therapeutics, Inc. (b)	13,330	637,974
Krystal Biotech, Inc. (b)	29,170	3,437,685
Legend Biotech Corp. ADR (b)	400,000	25,668,000
Natera, Inc. (b)	363,090	17,105,170
Poseida Therapeutics, Inc. (b)	3,190	7,241
Prelude Therapeutics, Inc. (b)(c)	408,280	2,278,202
PTC Therapeutics, Inc. (b)	449,250	18,855,023
RAPT Therapeutics, Inc. (b)	101,830	2,039,655
Regeneron Pharmaceuticals, Inc. (b)	145,600	107,097,536
Relay Therapeutics, Inc. (b)(c)	16,466	183,431
Repare Therapeutics, Inc. (b)(c)	161,940	1,718,183
Repligen Corp. (b)	236,400	39,696,288
Sarepta Therapeutics, Inc. (b)	105,300	13,015,080
Stoke Therapeutics, Inc. (b)	375,361	4,204,043
United Therapeutics Corp. (b)	64,108	13,446,012
Vaxcyte, Inc. (b)	629,660	31,180,763
Vertex Pharmaceuticals, Inc. (b)	278,800	90,211,316
Verve Therapeutics, Inc. (b)(c)	228,040	3,530,059
Xencor, Inc. (b)	285,000	7,723,500
Zentalis Pharmaceuticals, Inc. (b)	345,930	9,008,017
		632,015,786
Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	37,900	3,865,800
Atrion Corp.	983	511,514
Axonics Modulation Technologies, Inc. (b)	694,270	33,595,725
Baxter International, Inc.	283,500	11,544,120
Becton, Dickinson & Co.	75,125	18,162,220
Boston Scientific Corp. (b)	4,744,109	244,226,731
Enovis Corp. (b)	31,712	1,672,174
Envista Holdings Corp. (b)	219,300	6,993,477
GE Healthcare Holding LLC	1,143,381	90,910,223
Globus Medical, Inc. (b)	56,575	3,062,405
Haemonetics Corp. (b)	48,090	4,068,414
InBody Co. Ltd.	31,800	641,990
Inspire Medical Systems, Inc. (b)	51,500	15,063,235
Insulet Corp. (b)	132,000	36,201,000
Intuitive Surgical, Inc. (b)	40,000	12,313,600
iRhythm Technologies, Inc. (b)	106,909	12,216,491
Koninklijke Philips Electronics NV (depository receipt) (NY Reg.)	423,496	7,995,604
LeMaitre Vascular, Inc.	12,425	780,787
Masimo Corp. (b)	302,500	48,956,600
Neogen Corp. (b)	154,341	2,699,424
Omnicell, Inc. (b)	35,380	2,597,600
Penumbra, Inc. (b)	339,300	104,280,462
ResMed, Inc.	145,000	30,564,550
Stryker Corp.	75,000	20,668,500
Tandem Diabetes Care, Inc. (b)	367,160	9,542,488
TransMedics Group, Inc. (b)	45,570	3,311,116
Utah Medical Products, Inc.	2,477	231,575
Value Added Technology Co. Ltd.	78,700	2,038,097
Vieworks Co. Ltd.	147,059	3,624,923
ViewRay, Inc. (b)	788,420	434,419
		732,775,264
Health Care Providers & Services - 2.4%
Acadia Healthcare Co., Inc. (b)	318,740	22,512,606
AdaptHealth Corp. (b)	703,088	7,368,362
Addus HomeCare Corp. (b)	55,340	4,988,901
agilon health, Inc. (b)(c)	3,491,700	69,414,996
AMN Healthcare Services, Inc. (b)	52,440	4,979,702
Cardinal Health, Inc.	566,227	46,600,482
Centene Corp. (b)	3,304,200	206,215,122
Chemed Corp.	10,867	5,800,479
Cigna Group	1,162,275	287,558,458
Corvel Corp. (b)	6,693	1,308,080
CVS Health Corp.	929,093	63,206,197
Elevance Health, Inc.	251,034	112,418,046
Encompass Health Corp.	72,925	4,522,809
Guardant Health, Inc. (b)	160,300	4,699,996
HealthEquity, Inc. (b)	65,430	3,585,564
Henry Schein, Inc. (b)	99,057	7,320,312
Humana, Inc.	358,000	179,669,460
Laboratory Corp. of America Holdings	55,200	11,731,656
LifeStance Health Group, Inc. (b)(c)	405,220	3,318,752
McKesson Corp.	205,274	80,229,290
Modivcare, Inc. (b)(c)	28,290	1,271,070
Molina Healthcare, Inc. (b)	40,000	10,956,000
National Research Corp. Class A	10,268	461,033
Option Care Health, Inc. (b)	31,590	870,305
Owens & Minor, Inc. (b)	674,510	13,699,298
Privia Health Group, Inc. (b)	670,000	16,716,500
Quest Diagnostics, Inc.	55,600	7,375,340
Sinopharm Group Co. Ltd. (H Shares)	3,916,000	12,827,539
Surgery Partners, Inc. (b)	968,070	36,283,264
Tenet Healthcare Corp. (b)	185,880	13,234,656
The Ensign Group, Inc.	29,660	2,628,173
UnitedHealth Group, Inc.	1,069,730	521,215,245
Universal Health Services, Inc. Class B	171,514	22,662,145
		1,787,649,838
Health Care Technology - 0.1%
Doximity, Inc. (b)(c)	82,967	2,544,598
Evolent Health, Inc. (b)	539,410	15,718,407
Evolent Health, Inc. (e)	500,000	13,841,500
Health Catalyst, Inc. (b)	37,880	426,529
Phreesia, Inc. (b)	459,190	13,784,884
Simulations Plus, Inc.	10,176	449,677
		46,765,595
Life Sciences Tools & Services - 0.6%
10X Genomics, Inc. (b)	395,300	20,737,438
Bruker Corp. (c)	660,470	45,638,477
Danaher Corp.	642,300	147,484,926
Gerresheimer AG	130,000	14,284,780
ICON PLC (b)	37,000	7,882,110
IQVIA Holdings, Inc. (b)	175,000	34,459,250
Maravai LifeSciences Holdings, Inc. (b)	49,155	631,150
Medpace Holdings, Inc. (b)	18,410	3,810,318
Quanterix Corp. (b)	570,840	11,194,172
Sartorius Stedim Biotech	45,000	11,813,483
Syneos Health, Inc. (b)	48,300	2,009,280
Thermo Fisher Scientific, Inc.	201,800	102,607,228
West Pharmaceutical Services, Inc.	48,500	16,229,555
		418,782,167
Pharmaceuticals - 1.5%
Arvinas Holding Co. LLC (b)	174,620	3,811,955
AstraZeneca PLC:
(United Kingdom)	400,000	58,260,250
sponsored ADR	1,512,320	110,520,346
Axsome Therapeutics, Inc. (b)	20,040	1,478,551
Bristol-Myers Squibb Co.	4,205,261	270,987,019
Catalent, Inc. (b)	79,710	2,967,603
Daito Pharmaceutical Co. Ltd. (c)	45,500	752,101
Dawnrays Pharmaceutical Holdings Ltd.	2,354,000	372,770
DICE Therapeutics, Inc. (b)(c)	135,670	4,288,529
Edgewise Therapeutics, Inc. (b)(c)	275,350	2,786,542
Eli Lilly & Co.	382,300	164,182,558
Faes Farma SA	109,311	386,165
Genomma Lab Internacional SA de CV	1,000,000	839,505
GH Research PLC (b)(c)	138,970	1,556,464
GSK PLC sponsored ADR	1,407,127	47,279,467
Jazz Pharmaceuticals PLC (b)	55,900	7,164,144
Johnson & Johnson	463,289	71,837,592
Merck & Co., Inc.	500,000	55,205,000
Novo Nordisk A/S Series B	168,000	27,036,415
Prestige Brands Holdings, Inc. (b)	36,193	2,071,325
Roche Holding AG (participation certificate)	275,996	87,907,181
Royalty Pharma PLC	960,000	31,430,400
Sanofi SA	43,200	4,381,224
Sanofi SA sponsored ADR (c)	2,210,150	112,761,853
UCB SA	190,000	16,555,978
Ventyx Biosciences, Inc. (b)(c)	302,620	10,431,311
Verona Pharma PLC ADR (b)	33,430	719,414
Viatris, Inc.	63,300	579,195
		1,098,550,857
TOTAL HEALTH CARE		4,716,539,507
INDUSTRIALS - 5.3%
Aerospace & Defense - 1.1%
AerSale Corp. (b)	107,260	1,611,045
Airbus Group NV	526,698	69,168,768
Cadre Holdings, Inc.	651,600	13,618,440
General Dynamics Corp.	84,927	17,340,395
HEICO Corp. Class A	252,646	30,784,915
Howmet Aerospace, Inc.	557,600	23,837,400
Huntington Ingalls Industries, Inc.	103,731	20,889,349
Kratos Defense & Security Solutions, Inc. (b)	148,040	1,945,246
L3Harris Technologies, Inc.	269,400	47,392,848
Leonardo DRS, Inc. (b)	63,800	963,380
Lockheed Martin Corp.	313,100	139,019,531
MTU Aero Engines AG	27,900	6,435,655
Northrop Grumman Corp.	284,400	123,853,356
Raytheon Technologies Corp.	301,368	27,768,048
Safran SA (c)	60,200	8,715,263
Textron, Inc.	65,300	4,040,111
The Boeing Co. (b)	1,120,102	230,404,981
TransDigm Group, Inc.	42,700	33,034,855
V2X, Inc. (b)	286,632	11,823,570
		812,647,156
Air Freight & Logistics - 0.2%
Compania de Distribucion Integral Logista Holdings SA	75,100	1,867,182
Delhivery Private Ltd.	707,400	2,987,351
Deutsche Post AG	448,900	20,242,631
FedEx Corp.	154,183	33,608,810
Forward Air Corp.	19,175	1,865,152
United Parcel Service, Inc. Class B	651,060	108,727,020
		169,298,146
Building Products - 0.3%
A.O. Smith Corp.	92,716	5,928,261
Armstrong World Industries, Inc.	91,860	5,735,738
Builders FirstSource, Inc. (b)	171,033	19,831,276
Carlisle Companies, Inc.	191,913	40,769,998
Fortune Brands Home & Security, Inc.	239,929	14,503,708
Hayward Holdings, Inc. (b)(c)	1,432,100	15,552,606
Johnson Controls International PLC	139,493	8,327,732
Masonite International Corp. (b)	111,800	9,846,226
Nihon Dengi Co. Ltd.	28,200	764,077
Nihon Flush Co. Ltd.	104,578	749,854
Trane Technologies PLC	459,700	75,036,831
Trex Co., Inc. (b)	80,197	4,118,116
UFP Industries, Inc.	39,890	3,115,409
		204,279,832
Commercial Services & Supplies - 0.1%
ACV Auctions, Inc. Class A (b)	600,000	10,224,000
Brady Corp. Class A	33,899	1,616,304
Casella Waste Systems, Inc. Class A (b)	65,230	5,881,137
Ennis, Inc.	18,851	365,144
Montrose Environmental Group, Inc. (b)(c)	76,460	2,682,981
Rollins, Inc.	169,146	6,650,821
Takkt AG	158,494	2,354,858
Tetra Tech, Inc.	38,718	5,322,563
The Brink's Co.	334,110	22,228,338
The GEO Group, Inc. (b)	323,660	2,414,504
UniFirst Corp.	5,017	858,459
VSE Corp.	123,000	5,784,690
		66,383,799
Construction & Engineering - 0.1%
Bowman Consulting Group Ltd. (b)	47,800	1,294,902
Dycom Industries, Inc. (b)	41,820	4,241,803
EMCOR Group, Inc.	171,394	28,252,587
IES Holdings, Inc. (b)	40,070	1,900,119
Meisei Industrial Co. Ltd.	215,000	1,416,616
Raiznext Corp.	201,000	1,941,834
Totetsu Kogyo Co. Ltd.	54,200	987,718
Willscot Mobile Mini Holdings (b)	834,300	35,941,644
		75,977,223
Electrical Equipment - 0.5%
Acuity Brands, Inc.	204,253	30,778,885
AMETEK, Inc.	599,900	87,027,493
AQ Group AB	83,000	3,510,662
Array Technologies, Inc. (b)	139,430	3,091,163
Atkore, Inc. (b)	98,430	11,493,671
Eaton Corp. PLC	264,200	46,472,780
GrafTech International Ltd. (c)	1,243,200	5,333,328
Hubbell, Inc. Class B	114,793	32,424,431
nVent Electric PLC	108,940	4,725,817
Regal Rexnord Corp.	684,534	88,914,121
Shoals Technologies Group, Inc. (b)	149,890	3,520,916
Vertiv Holdings Co.	1,408,014	27,174,670
Vertiv Holdings LLC (b)(e)	600,000	11,580,000
		356,047,937
Ground Transportation - 0.3%
ArcBest Corp.	16,521	1,384,129
CSX Corp.	1,823,700	55,932,879
Knight-Swift Transportation Holdings, Inc. Class A	601,485	33,075,660
Landstar System, Inc.	196,672	34,492,335
Nikkon Holdings Co. Ltd.	28,200	531,109
Old Dominion Freight Lines, Inc.	171,000	53,085,240
RXO, Inc. (b)	135,860	2,835,398
Saia, Inc. (b)	17,550	4,987,008
Stef SA	50,734	5,639,876
Uber Technologies, Inc. (b)	899,800	34,129,414
Universal Logistics Holdings, Inc.	25,544	678,193
XPO, Inc. (b)	245,350	11,514,276
		238,285,517
Industrial Conglomerates - 0.9%
3M Co.	65,103	6,074,761
DCC PLC (United Kingdom)	82,900	4,740,585
General Electric Co. (f)	5,352,445	543,433,741
Honeywell International, Inc.	185,200	35,484,320
Mytilineos SA	85,200	2,684,752
Siemens AG	305,000	50,191,683
		642,609,842
Machinery - 1.0%
AGCO Corp.	219,800	24,239,544
Albany International Corp. Class A	14,761	1,253,504
Allison Transmission Holdings, Inc.	67,587	3,196,865
Barnes Group, Inc.	36,098	1,420,456
Beijer Alma AB (B Shares)	120,100	2,667,217
Caterpillar, Inc.	244,200	50,244,150
Chart Industries, Inc. (b)(c)	160,572	17,619,566
Columbus McKinnon Corp. (NY Shares)	283,310	10,335,149
Crane Co.	283,780	20,619,455
Crane Nxt Co. (c)	317,780	16,724,761
Cummins, Inc.	38,142	7,796,606
Daiwa Industries Ltd.	317,400	3,077,749
Deere & Co.	87,100	30,134,858
Donaldson Co., Inc.	89,485	5,237,557
Dover Corp.	465,200	62,025,116
Ebara Jitsugyo Co. Ltd.	19,800	426,341
EnPro Industries, Inc.	11,870	1,199,820
ESAB Corp.	573,633	33,683,730
Estic Corp.	17,500	118,069
Federal Signal Corp.	146,480	7,761,975
Flowserve Corp.	1,248,731	40,646,194
Fortive Corp.	1,455,924	94,795,212
Gorman-Rupp Co.	15,299	366,105
Graco, Inc.	120,764	9,237,238
Hillenbrand, Inc.	227,700	10,922,769
Hy-Lok Corp.	61,216	1,087,733
IDEX Corp.	116,527	23,207,517
Ingersoll Rand, Inc.	1,032,900	58,524,114
ITT, Inc.	529,410	40,319,866
John Bean Technologies Corp.	53,140	5,665,255
JOST Werke AG (a)	82,700	4,358,023
Kadant, Inc.	8,526	1,617,553
Lincoln Electric Holdings, Inc.	42,193	7,158,464
Miller Industries, Inc.	12,100	397,606
Mueller Industries, Inc.	41,556	3,085,949
Nordson Corp.	45,106	9,829,951
NORMA Group AG	85,768	1,546,598
Omega Flex, Inc. (c)	2,200	229,174
Oshkosh Corp.	122,100	9,014,643
Otis Worldwide Corp.	112,104	8,913,389
Parker Hannifin Corp.	240,600	77,097,864
Pentair PLC	507,000	28,123,290
Snap-On, Inc.	38,842	9,666,220
Stanley Black & Decker, Inc.	93,132	6,982,106
Watts Water Technologies, Inc. Class A	19,498	3,089,458
Westinghouse Air Brake Tech Co.	137,114	12,700,870
		768,365,649
Marine Transportation - 0.0%
Genco Shipping & Trading Ltd. (c)	219,500	2,723,995
Passenger Airlines - 0.1%
Copa Holdings SA Class A	17,300	1,817,538
Delta Air Lines, Inc. (b)	532,600	19,349,358
Jet2 PLC	262,443	3,904,533
JetBlue Airways Corp. (b)	1,907,400	13,027,542
Ryanair Holdings PLC sponsored ADR (b)	49,500	5,201,460
Sun Country Airlines Holdings, Inc. (b)	144,550	2,717,540
		46,017,971
Professional Services - 0.5%
Altech Corp.	57,500	1,148,968
ASGN, Inc. (b)	297,400	19,458,882
Barrett Business Services, Inc.	31,608	2,655,072
CACI International, Inc. Class A (b)	69,871	20,906,801
CBIZ, Inc. (b)	35,460	1,787,893
Concentrix Corp. (c)	287,953	25,253,478
CRA International, Inc. (c)	55,296	5,124,280
Creek & River Co. Ltd.	20,000	275,471
CSG Systems International, Inc.	21,008	1,007,964
Dun & Bradstreet Holdings, Inc.	729,668	7,296,680
E-Credible Co. Ltd.	46,500	560,091
Equifax, Inc.	30,000	6,258,600
ExlService Holdings, Inc. (b)	43,785	6,608,908
Exponent, Inc.	37,007	3,379,479
First Advantage Corp. (b)	125,180	1,691,182
Franklin Covey Co. (b)	8,614	318,029
Genpact Ltd.	1,154,555	42,464,533
Heidrick & Struggles International, Inc.	12,693	307,805
ICF International, Inc.	112,360	12,583,196
Insperity, Inc.	23,187	2,567,265
KBR, Inc. (c)	868,760	51,274,215
Kforce, Inc. (c)	288,037	16,588,051
Mastech Digital, Inc. (b)(c)	30,000	320,700
Maximus, Inc.	904,440	73,223,462
Paycom Software, Inc.	18,100	5,070,353
Paylocity Holding Corp. (b)	30,109	5,201,330
Quick Co. Ltd.	180,800	2,536,975
Robert Half International, Inc.	79,291	5,155,501
Science Applications International Corp.	88,910	8,653,610
TriNet Group, Inc. (b)	25,474	2,263,874
Verra Mobility Corp. (b)(c)	502,700	8,862,601
WDB Holdings Co. Ltd.	22,300	326,197
Will Group, Inc.	187,400	1,362,542
WNS Holdings Ltd. sponsored ADR (b)	63,379	4,924,548
		347,418,536
Trading Companies & Distributors - 0.2%
AerCap Holdings NV (b)	67,500	3,852,900
Air Lease Corp. Class A	511,100	19,432,022
Applied Industrial Technologies, Inc.	103,680	12,748,493
Beacon Roofing Supply, Inc. (b)	220,009	14,067,375
Beijer Ref AB (B Shares)	115,600	1,709,744
Boise Cascade Co.	26,614	1,911,417
Core & Main, Inc. (b)(c)	220,420	5,894,031
Ferguson PLC	58,300	8,448,253
Green Cross Co. Ltd.	28,200	198,154
Itochu Corp.	290,200	9,833,369
Kamei Corp.	149,800	1,474,077
Mitani Shoji Co. Ltd.	272,500	2,569,998
Momentum Group Komponenter & Tjanster AB	162,700	1,611,737
MSC Industrial Direct Co., Inc. Class A	33,799	3,039,206
Rush Enterprises, Inc. Class A	146,700	7,668,009
Totech Corp.	18,400	538,166
Univar Solutions, Inc. (b)	240,200	8,555,924
Watsco, Inc. (c)	24,308	7,884,786
WESCO International, Inc.	173,500	23,835,430
		135,273,091
Transportation Infrastructure - 0.0%
Isewan Terminal Service Co. Ltd.	10,900	54,138
Qingdao Port International Co. Ltd. (H Shares) (a)	3,523,814	2,020,564
		2,074,702
TOTAL INDUSTRIALS		3,867,403,396
INFORMATION TECHNOLOGY - 8.1%
Communications Equipment - 0.2%
Cisco Systems, Inc.	2,518,300	125,083,961
Juniper Networks, Inc.	237,165	7,202,701
Lumentum Holdings, Inc. (b)	210,370	11,128,573
NetScout Systems, Inc. (b)	48,527	1,481,044
		144,896,279
Electronic Equipment, Instruments & Components - 0.4%
Advanced Energy Industries, Inc.	200,330	19,662,390
Amphenol Corp. Class A	514,500	38,819,025
Avnet, Inc.	314,000	13,765,760
Badger Meter, Inc.	21,390	2,949,039
Belden, Inc.	31,283	2,736,950
CDW Corp.	86,700	14,885,523
Cognex Corp.	374,775	20,597,634
Coherent Corp. (b)(c)	334,830	12,375,317
CTS Corp.	20,905	954,731
Daido Signal Co. Ltd.	68,848	214,957
Daiwabo Holdings Co. Ltd.	160,000	2,967,450
Elematec Corp.	54,000	661,604
Fabrinet (b)	60,818	6,885,814
Flex Ltd. (b)	473,300	12,017,087
Insight Enterprises, Inc. (b)	217,245	29,375,869
IPG Photonics Corp. (b)	23,496	2,595,603
Jabil, Inc.	139,400	12,479,088
Kingboard Chemical Holdings Ltd.	707,000	1,905,088
Makus, Inc.	287,084	3,494,817
Maruwa Ceramic Co. Ltd.	15,100	2,102,566
Methode Electronics, Inc. Class A	295,500	12,721,275
Mirion Technologies, Inc. (b)(e)	1,339,313	10,593,966
Napco Security Technologies, Inc. (c)	88,570	3,293,918
Redington (India) Ltd.	1,034,288	2,178,271
Riken Keiki Co. Ltd.	17,700	604,716
Sanmina Corp. (b)	41,970	2,226,089
TD SYNNEX Corp.	124,300	11,109,934
Thinking Electronic Industries Co. Ltd.	197,000	987,629
Tripod Technology Corp.	582,000	2,434,631
TTM Technologies, Inc. (b)	501,400	6,869,180
Vishay Precision Group, Inc. (b)	116,230	4,058,752
Vontier Corp.	196,500	5,824,260
		264,348,933
IT Services - 0.6%
Accenture PLC Class A	111,200	34,018,304
Amdocs Ltd.	1,048,228	98,711,631
Avant Group Corp.	180,500	1,770,992
Capgemini SA	286,600	49,873,249
Cognizant Technology Solutions Corp. Class A	723,800	45,230,262
DTS Corp.	109,500	2,758,622
Enea AB (b)(c)	17,373	79,086
EPAM Systems, Inc. (b)	99,400	25,508,028
Future Corp.	27,500	338,112
GoDaddy, Inc. (b)	226,300	16,605,894
Hackett Group, Inc. (c)	16,865	327,012
IBM Corp.	58,082	7,468,764
MongoDB, Inc. Class A (b)	190,800	56,055,132
Perficient, Inc. (b)	111,580	8,532,523
Shopify, Inc. Class A (b)	89,000	5,089,910
Snowflake, Inc. (b)	104,500	17,280,120
TDC Soft, Inc.	182,200	1,935,446
Twilio, Inc. Class A (b)	822,500	57,262,450
Unisys Corp. (b)	353,950	1,391,024
Wix.com Ltd. (b)	167,000	12,728,740
		442,965,301
Semiconductors & Semiconductor Equipment - 1.7%
Advanced Micro Devices, Inc. (b)	505,100	59,707,871
Analog Devices, Inc.	69,526	12,354,075
Applied Materials, Inc.	155,818	20,770,539
ASML Holding NV (Netherlands)	43,200	31,247,706
Cirrus Logic, Inc. (b)	181,887	14,128,982
Diodes, Inc. (b)	132,900	11,939,736
FormFactor, Inc. (b)	55,097	1,723,985
Ichor Holdings Ltd. (b)	39,490	1,196,547
Intel Corp.	168,522	5,298,332
Kulicke & Soffa Industries, Inc. (c)	42,435	2,243,963
Lam Research Corp.	140,400	86,584,680
Lattice Semiconductor Corp. (b)	100,161	8,144,091
MACOM Technology Solutions Holdings, Inc. (b)	88,500	5,294,955
Marvell Technology, Inc.	1,518,811	88,835,255
MaxLinear, Inc. Class A (b)	152,950	4,467,670
MediaTek, Inc.	365,000	9,018,654
Microchip Technology, Inc.	122,000	9,181,720
Micron Technology, Inc.	1,271,750	86,733,350
MKS Instruments, Inc.	140,800	13,701,248
Nova Ltd. (b)(c)	52,530	5,672,715
NVE Corp.	3,243	289,827
NVIDIA Corp.	1,208,136	457,086,174
NXP Semiconductors NV	229,342	41,075,152
Onto Innovation, Inc. (b)	51,500	5,528,525
Parade Technologies Ltd.	145,000	4,814,767
Photronics, Inc. (b)	45,003	955,414
Power Integrations, Inc.	41,799	3,611,434
Qualcomm, Inc.	517,175	58,652,817
Renesas Electronics Corp. (b)	2,505,300	40,548,783
Semtech Corp. (b)	46,496	1,010,823
Silergy Corp.	414,000	5,397,715
SiTime Corp. (b)	30,980	3,072,287
Sitronix Technology Corp.	20,000	146,494
Skyworks Solutions, Inc.	76,200	7,887,462
SMART Global Holdings, Inc. (b)(c)	346,990	7,835,034
SolarEdge Technologies, Inc. (b)	130,800	37,255,764
Synaptics, Inc. (b)	50,140	4,314,046
Taiwan Semiconductor Manufacturing Co. Ltd.	3,366,000	60,936,141
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	174,000	17,154,660
Topco Scientific Co. Ltd.	881,000	5,736,051
Universal Display Corp.	28,074	4,136,142
		1,245,691,586
Software - 3.6%
Adobe, Inc. (b)	440,910	184,207,789
American Software, Inc. Class A	23,309	296,724
Autodesk, Inc. (b)	294,767	58,773,592
Blackbaud, Inc. (b)	280,617	20,586,063
CCC Intelligent Solutions Holdings, Inc. (b)(e)	134,385	1,470,172
Check Point Software Technologies Ltd. (b)	31,300	3,906,553
Cresco Ltd.	317,400	4,339,831
Cvent Holding Corp. (b)(e)	267,744	2,273,147
Dolby Laboratories, Inc. Class A	45,011	3,714,758
DoubleVerify Holdings, Inc. (b)	101,700	3,546,279
Elastic NV (b)	764,586	55,677,153
Envestnet, Inc. (b)	100	5,233
Five9, Inc. (b)	641,183	42,388,608
Gen Digital, Inc.	3,668,100	64,338,474
HubSpot, Inc. (b)	91,700	47,499,683
Intuit, Inc.	225,300	94,427,736
Manhattan Associates, Inc. (b)	45,600	8,272,752
Microsoft Corp.	4,915,702	1,614,267,380
New Relic, Inc. (b)	139,360	9,817,912
Open Text Corp. (c)	785,300	32,684,186
Open Text Corp.	125,400	5,213,684
Progress Software Corp.	31,426	1,885,560
PTC, Inc. (b)	202,943	27,275,539
Qualys, Inc. (b)	66,194	8,357,654
Rapid7, Inc. (b)	69,870	3,334,196
Salesforce, Inc. (b)	617,370	137,908,111
SAP SE sponsored ADR	473,855	61,809,646
Synopsys, Inc. (b)	102,100	46,451,416
System Information Co. Ltd.	48,000	244,263
System Research Co. Ltd.	147,000	2,520,603
Telos Corp. (b)	149,560	480,088
Tenable Holdings, Inc. (b)	980,999	40,211,149
Varonis Systems, Inc. (b)	282,780	7,431,458
VMware, Inc. Class A (b)	108,688	14,813,088
Workday, Inc. Class A (b)	161,923	34,326,057
Workiva, Inc. (b)	259,290	25,114,829
		2,669,871,366
Technology Hardware, Storage & Peripherals - 1.6%
Apple, Inc.	6,404,357	1,135,172,278
Avid Technology, Inc. (b)	151,480	3,635,520
Dell Technologies, Inc.	378,353	16,953,998
MCJ Co. Ltd.	672,000	4,553,153
Pure Storage, Inc. Class A (b)	103,370	2,976,022
Samsung Electronics Co. Ltd.	171,160	9,240,384
Seagate Technology Holdings PLC	387,600	23,294,760
TSC Auto ID Technology Corp.	43,000	327,560
Western Digital Corp. (b)	207,700	8,044,221
		1,204,197,896
TOTAL INFORMATION TECHNOLOGY		5,971,971,361
MATERIALS - 1.3%
Chemicals - 0.7%
Air Products & Chemicals, Inc.	88,300	23,765,062
Ashland, Inc.	32,290	2,740,775
Axalta Coating Systems Ltd. (b)	433,700	12,581,637
C. Uyemura & Co. Ltd.	77,700	4,026,514
Cabot Corp.	422,800	28,953,344
Celanese Corp. Class A	201,400	20,949,628
Chase Corp.	13,900	1,634,640
Chemtrade Logistics Income Fund	689,800	4,181,992
Corteva, Inc.	386,200	20,657,838
DuPont de Nemours, Inc.	2,028,575	136,299,954
Element Solutions, Inc.	1,173,270	21,036,731
Huntsman Corp.	364,754	8,662,908
Linde PLC	235,700	83,357,662
LyondellBasell Industries NV Class A	488,900	41,820,506
Methanex Corp.	58,470	2,389,669
Minerals Technologies, Inc.	23,293	1,295,324
Olin Corp.	1,011,250	47,842,238
Quaker Houghton (c)	25,640	4,866,728
Scientex Bhd	1,245,100	895,620
Scientex Bhd warrants 1/14/26 (b)	118,080	13,559
Sherwin-Williams Co.	15,300	3,485,034
Soulbrain Co. Ltd.	22,500	3,921,417
The Chemours Co. LLC	1,192,500	31,589,325
Tronox Holdings PLC (c)	1,555,131	16,546,594
Westlake Corp.	35,400	3,679,830
		527,194,529
Construction Materials - 0.1%
Eagle Materials, Inc.	104,746	17,066,266
Martin Marietta Materials, Inc.	26,500	10,548,060
RHI Magnesita NV	59,900	1,870,266
Summit Materials, Inc.	167,629	5,302,105
Vertex Corp.	33,600	349,445
Vulcan Materials Co.	56,600	11,065,300
Wienerberger AG	220,613	6,234,902
		52,436,344
Containers & Packaging - 0.1%
Aptargroup, Inc.	114,605	12,891,916
Crown Holdings, Inc.	62,860	4,791,818
Graphic Packaging Holding Co.	560,230	13,389,497
Greif, Inc. Class A	375,100	22,543,510
Mayr-Melnhof Karton AG (c)	23,400	3,401,667
Packaging Corp. of America	61,000	7,565,830
Silgan Holdings, Inc.	42,400	1,907,576
Vidrala SA	5,512	522,601
		67,014,415
Metals & Mining - 0.4%
Alcoa Corp.	212,800	6,750,016
ATI, Inc. (b)	91,660	3,169,603
Commercial Metals Co.	311,300	13,308,075
Constellium NV (b)	308,440	4,595,756
Coronado Global Resources, Inc. CDI (a)	611,461	524,997
First Quantum Minerals Ltd. (c)	3,411,701	71,476,078
Franco-Nevada Corp.	66,800	9,707,775
Freeport-McMoRan, Inc.	3,073,217	105,534,272
Glencore PLC	5,853,000	29,933,141
Horizonte Minerals PLC (b)	969,959	1,628,884
Ivanhoe Mines Ltd. (b)	354,100	2,592,821
Lundin Mining Corp. (c)	5,575,500	38,977,160
Major Drilling Group International, Inc. (b)	355,300	2,389,605
Mount Gibson Iron Ltd. (b)	10,969,671	2,711,385
MP Materials Corp. (b)(c)	67,300	1,394,456
Newmont Corp.	377,600	15,311,680
Reliance Steel & Aluminum Co.	80,991	19,006,968
Steel Dynamics, Inc.	121,889	11,201,599
		340,214,271
Paper & Forest Products - 0.0%
Louisiana-Pacific Corp. (c)	42,870	2,508,752
Stella-Jones, Inc.	54,600	2,415,673
Sylvamo Corp.	24,204	954,122
		5,878,547
TOTAL MATERIALS		992,738,106
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Alexandria Real Estate Equities, Inc.	7,300	828,258
American Homes 4 Rent Class A	841,200	28,836,336
American Tower Corp.	275,899	50,886,812
Apartment Income (REIT) Corp.	669,483	23,224,365
Apartment Investment & Management Co. Class A	110,607	897,023
Apple Hospitality (REIT), Inc.	208,640	3,031,539
Armada Hoffler Properties, Inc.	265,020	2,925,821
Corporate Office Properties Trust (SBI)	300,300	6,852,846
Crown Castle International Corp.	229,610	25,994,148
CubeSmart	37,300	1,657,612
Digital Realty Trust, Inc.	206,300	21,137,498
Equinix, Inc.	57,495	42,865,397
Equity Lifestyle Properties, Inc.	599,800	37,889,366
Essex Property Trust, Inc.	93,200	20,136,792
Four Corners Property Trust, Inc.	114,340	2,938,538
Gaming & Leisure Properties	498,200	23,983,348
Host Hotels & Resorts, Inc.	430,700	7,149,620
Invitation Homes, Inc.	591,700	20,046,796
Iron Mountain, Inc.	212,458	11,349,506
Life Storage, Inc.	24,700	3,146,533
LXP Industrial Trust (REIT)	3,459,411	35,770,310
Mid-America Apartment Communities, Inc.	137,300	20,191,338
Outfront Media, Inc.	106,070	1,518,922
Plymouth Industrial REIT, Inc.	1,226,210	26,866,261
Postal Realty Trust, Inc.	129,270	1,897,684
Prologis (REIT), Inc.	380,600	47,403,730
RLJ Lodging Trust	1,039,010	10,681,023
Sabra Health Care REIT, Inc.	299,160	3,368,542
Simon Property Group, Inc.	351,735	36,984,935
Spirit Realty Capital, Inc.	75,000	2,929,500
Universal Health Realty Income Trust (SBI)	9,266	404,739
Urban Edge Properties	255,840	3,410,347
Ventas, Inc.	478,100	20,625,234
Welltower, Inc.	337,700	25,195,797
		573,026,516
Real Estate Management & Development - 0.1%
Arealink Co. Ltd.	26,800	416,451
CBRE Group, Inc. (b)	428,500	32,103,220
Cushman & Wakefield PLC (b)(c)	1,913,673	15,175,427
Jones Lang LaSalle, Inc. (b)(c)	143,827	20,184,681
Newmark Group, Inc.	2,115,500	12,100,660
WeWork, Inc. (b)(c)	335,708	57,507
		80,037,946
TOTAL REAL ESTATE		653,064,462
UTILITIES - 1.6%
Electric Utilities - 1.2%
Allete, Inc.	393,710	23,453,305
Constellation Energy Corp.	955,955	80,319,339
Edison International	1,204,600	81,334,592
Entergy Corp.	90,500	8,887,100
Evergy, Inc.	1,113,064	64,390,752
FirstEnergy Corp.	303,400	11,344,126
IDACORP, Inc.	235,129	24,469,875
NextEra Energy, Inc.	1,679,100	123,346,686
NRG Energy, Inc.	22,500	760,275
OGE Energy Corp.	588,300	20,755,224
PG&E Corp. (b)	13,654,566	231,308,348
Pinnacle West Capital Corp.	112,700	8,709,456
Portland General Electric Co. (c)	628,500	30,626,805
PPL Corp.	749,200	19,629,040
Southern Co.	2,287,366	159,543,779
		888,878,702
Gas Utilities - 0.0%
Brookfield Infrastructure Corp. A Shares (c)	376,540	17,358,494
China Resource Gas Group Ltd.	262,200	862,230
New Jersey Resources Corp. (c)	103,250	5,002,463
		23,223,187
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp. (c)	114,730	3,852,633
Clearway Energy, Inc. Class C	53,490	1,536,768
Energy Harbor Corp. (b)	59,500	4,603,813
The AES Corp.	1,852,800	36,574,272
		46,567,486
Multi-Utilities - 0.3%
Dominion Energy, Inc.	1,681,717	84,556,731
DTE Energy Co.	90,400	9,727,040
National Grid PLC	3,274,000	45,106,516
NiSource, Inc.	543,300	14,609,337
Public Service Enterprise Group, Inc.	198,400	11,854,400
Sempra Energy	242,600	34,820,378
		200,674,402
Water Utilities - 0.0%
American Water Works Co., Inc.	117,900	17,030,655
TOTAL UTILITIES		1,176,374,432
TOTAL COMMON STOCKS (Cost $26,372,989,509)		31,857,451,109

Nonconvertible Preferred Stocks - 0.1%
	Shares	Value ($)
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Embraer SA sponsored ADR (b)	740,200	11,014,176
INFORMATION TECHNOLOGY - 0.1%
Technology Hardware, Storage & Peripherals - 0.1%
Samsung Electronics Co. Ltd.	1,763,200	78,124,767
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $85,868,647)		89,138,943

Nonconvertible Bonds - 0.6%
	Principal Amount (g)	Value ($)
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
AT&T, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.640% 5.5697% 3/25/24 (h)(i)	1,000,000	1,000,001
0.9% 3/25/24	3,000,000	2,894,854
NTT Finance Corp. 0.583% 3/1/24 (a)	2,000,000	1,928,950
Verizon Communications, Inc. 0.75% 3/22/24	1,000,000	961,909
		6,785,714
Media - 0.0%
Magallanes, Inc. 3.638% 3/15/25	3,000,000	2,903,345
Wireless Telecommunication Services - 0.0%
T-Mobile U.S.A., Inc. 3.5% 4/15/25	2,000,000	1,939,318
TOTAL COMMUNICATION SERVICES		11,628,377
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
BMW U.S. Capital LLC U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.840% 5.7783% 4/1/25 (a)(h)(i)	1,000,000	1,004,204
Daimler Finance North America LLC:
0.75% 3/1/24 (a)	2,500,000	2,412,584
5.5% 11/27/24 (a)	1,000,000	1,003,229
General Motors Financial Co., Inc.:
1.2% 10/15/24	3,000,000	2,822,633
1.7% 8/18/23	2,000,000	1,983,297
3.95% 4/13/24	3,000,000	2,952,661
4.35% 4/9/25	3,000,000	2,931,852
Volkswagen Group of America Finance LLC 3.95% 6/6/25 (a)	3,000,000	2,918,832
		18,029,292
Specialty Retail - 0.0%
AutoZone, Inc.:
3.125% 4/21/26	1,500,000	1,426,127
3.625% 4/15/25	3,000,000	2,912,874
Lowe's Companies, Inc.:
4% 4/15/25	1,500,000	1,471,819
4.8% 4/1/26	225,000	224,460
Ross Stores, Inc. 0.875% 4/15/26	1,500,000	1,333,432
		7,368,712
TOTAL CONSUMER DISCRETIONARY		25,398,004
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Constellation Brands, Inc. 3.6% 5/9/24	3,000,000	2,942,047
Consumer Staples Distribution & Retail - 0.0%
7-Eleven, Inc. 0.8% 2/10/24 (a)	2,000,000	1,928,726
Dollar General Corp. 4.25% 9/20/24	3,000,000	2,959,167
Dollar Tree, Inc. 4% 5/15/25	1,500,000	1,466,094
		6,353,987
Food Products - 0.0%
JDE Peet's BV 0.8% 9/24/24 (a)	2,000,000	1,864,822
Tobacco - 0.0%
BAT Capital Corp. 3.222% 8/15/24	3,000,000	2,911,837
Imperial Tobacco Finance PLC 3.5% 7/26/26 (a)	1,000,000	937,212
Philip Morris International, Inc.:
2.875% 5/1/24	3,000,000	2,928,302
5.125% 11/15/24	2,200,000	2,201,198
Reynolds American, Inc. 4.45% 6/12/25	4,000,000	3,913,262
		12,891,811
TOTAL CONSUMER STAPLES		24,052,667
ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 2.061% 12/15/26	1,000,000	907,651
Oil, Gas & Consumable Fuels - 0.1%
Canadian Natural Resources Ltd. 2.05% 7/15/25	2,000,000	1,878,021
DCP Midstream Operating LP 5.375% 7/15/25	3,000,000	2,966,914
Enbridge, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.630% 5.6896% 2/16/24 (h)(i)	3,000,000	2,995,146
4% 10/1/23	3,000,000	2,981,238
Energy Transfer LP:
2.9% 5/15/25	2,000,000	1,900,171
4.25% 4/1/24	3,000,000	2,956,367
5.875% 1/15/24	3,000,000	3,000,672
EQT Corp. 5.678% 10/1/25	3,000,000	2,997,780
Hess Corp. 3.5% 7/15/24	1,500,000	1,466,371
MPLX LP 4% 2/15/25	2,000,000	1,948,908
Phillips 66 Co. 3.85% 4/9/25	2,000,000	1,952,585
Pioneer Natural Resources Co. 1.125% 1/15/26	1,500,000	1,357,247
Plains All American Pipeline LP/PAA Finance Corp. 3.85% 10/15/23	3,000,000	2,972,377
The Williams Companies, Inc.:
3.9% 1/15/25	3,000,000	2,926,771
4.55% 6/24/24	3,000,000	2,963,338
5.4% 3/2/26	312,000	314,543
		37,578,449
TOTAL ENERGY		38,486,100
FINANCIALS - 0.3%
Banks - 0.2%
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.290% 5.08% 1/20/27 (h)(i)	2,000,000	1,984,961
0.81% 10/24/24 (h)	3,000,000	2,940,360
3.366% 1/23/26 (h)	3,000,000	2,882,209
3.458% 3/15/25 (h)	3,000,000	2,942,044
3.95% 4/21/25	3,000,000	2,922,269
Barclays PLC:
1.007% 12/10/24 (h)	3,000,000	2,906,822
2.852% 5/7/26 (h)	1,000,000	939,680
3.932% 5/7/25 (h)	3,000,000	2,935,703
7.325% 11/2/26 (h)	1,500,000	1,555,216
BNP Paribas SA 2.219% 6/9/26 (a)(h)	1,500,000	1,392,187
BPCE SA 5.975% 1/18/27 (a)(h)	3,000,000	2,996,352
Canadian Imperial Bank of Commerce 3.945% 8/4/25	2,000,000	1,937,887
Citigroup, Inc.:
0.981% 5/1/25 (h)	2,000,000	1,907,849
2.014% 1/25/26 (h)	1,500,000	1,411,171
3.106% 4/8/26 (h)	2,000,000	1,917,189
Citizens Bank NA 4.119% 5/23/25 (h)	3,000,000	2,806,417
Danske Bank A/S:
3.773% 3/28/25 (a)(h)	1,020,000	996,041
6.466% 1/9/26 (a)(h)	1,960,000	1,962,433
DNB Bank ASA:
0.856% 9/30/25 (a)(h)	1,000,000	935,518
2.968% 3/28/25 (a)(h)	3,000,000	2,927,270
Fifth Third Bancorp:
2.375% 1/28/25	3,000,000	2,782,339
3.65% 1/25/24	1,500,000	1,469,466
HSBC Holdings PLC:
0.976% 5/24/25 (h)	3,000,000	2,849,985
1.162% 11/22/24 (h)	3,000,000	2,926,348
1.645% 4/18/26 (h)	1,000,000	922,931
3.803% 3/11/25 (h)	3,000,000	2,943,958
Huntington Bancshares, Inc. 2.625% 8/6/24	1,000,000	946,140
Huntington National Bank 5.699% 11/18/25 (h)	1,792,000	1,699,712
Intesa Sanpaolo SpA 3.25% 9/23/24 (a)	3,000,000	2,878,809
JPMorgan Chase & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.920% 5.979% 2/24/26 (h)(i)	3,000,000	3,002,484
0.563% 2/16/25 (h)	3,000,000	2,891,105
3.22% 3/1/25 (h)	3,000,000	2,942,514
3.845% 6/14/25 (h)	3,000,000	2,940,160
4.023% 12/5/24 (h)	3,000,000	2,973,359
KeyBank NA U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.320% 5.1975% 6/14/24 (h)(i)	3,000,000	2,897,665
KeyCorp 3.878% 5/23/25 (h)	1,500,000	1,365,331
Mitsubishi UFJ Financial Group, Inc. 0.953% 7/19/25 (h)	2,000,000	1,887,655
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (h)	3,000,000	2,956,156
1.234% 5/22/27 (h)	1,000,000	882,101
2.226% 5/25/26 (h)	2,000,000	1,865,968
Morgan Stanley Bank, West Valley City Utah 4.754% 4/21/26	941,000	937,338
NatWest Group PLC:
3.875% 9/12/23	1,500,000	1,489,680
5.847% 3/2/27 (h)	1,288,000	1,291,506
NatWest Markets PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.450% 6.3657% 3/22/25 (a)(h)(i)	2,000,000	2,002,403
0.8% 8/12/24 (a)	3,000,000	2,833,837
Rabobank Nederland New York Branch 3.875% 8/22/24	2,000,000	1,964,403
Royal Bank of Canada 2.55% 7/16/24	2,000,000	1,933,466
Santander Holdings U.S.A., Inc.:
3.5% 6/7/24	3,000,000	2,915,579
4.26% 6/9/25 (h)	3,000,000	2,877,134
Societe Generale:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.050% 6.0294% 1/21/26 (a)(h)(i)	3,000,000	2,974,410
3.875% 3/28/24 (a)	3,000,000	2,938,170
Sumitomo Mitsui Financial Group, Inc.:
2.696% 7/16/24	1,500,000	1,450,623
5.464% 1/13/26	3,000,000	3,011,614
The Toronto-Dominion Bank 1.2% 6/3/26	1,000,000	891,359
Truist Financial Corp. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.400% 5.2677% 6/9/25 (h)(i)	3,000,000	2,892,399
U.S. Bancorp 3.1% 4/27/26	1,500,000	1,385,749
Wells Fargo & Co.:
0.805% 5/19/25 (h)	2,500,000	2,382,453
2.164% 2/11/26 (h)	1,000,000	944,278
2.406% 10/30/25 (h)	3,000,000	2,866,330
3% 2/19/25	3,000,000	2,887,204
		132,093,699
Capital Markets - 0.1%
Bank of New York, New York 5.224% 11/21/25 (h)	690,000	688,386
Deutsche Bank AG New York Branch:
1.447% 4/1/25 (h)	3,000,000	2,826,185
3.961% 11/26/25 (h)	3,000,000	2,849,716
Goldman Sachs Group, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.700% 5.6832% 1/24/25 (h)(i)	2,000,000	1,993,201
1.757% 1/24/25 (h)	2,000,000	1,943,451
3.625% 2/20/24	2,000,000	1,969,405
Intercontinental Exchange, Inc. 3.65% 5/23/25	1,500,000	1,470,551
Moody's Corp.:
3.75% 3/24/25	3,000,000	2,916,782
4.875% 2/15/24	3,000,000	2,980,587
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.620% 5.6296% 1/24/25 (h)(i)	3,000,000	2,986,026
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.160% 6.1198% 4/17/25 (h)(i)	2,000,000	2,005,312
0.79% 5/30/25 (h)	3,000,000	2,843,327
0.791% 1/22/25 (h)	3,000,000	2,902,861
3.62% 4/17/25 (h)	3,000,000	2,939,253
UBS Group AG:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.580% 6.6405% 5/12/26 (a)(h)(i)	2,000,000	2,001,174
4.49% 8/5/25 (a)(h)	2,000,000	1,955,025
		37,271,242
Consumer Finance - 0.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.15% 10/29/23	2,000,000	1,960,898
1.65% 10/29/24	3,000,000	2,816,497
1.75% 1/30/26	1,000,000	895,523
Ally Financial, Inc.:
3.875% 5/21/24	3,000,000	2,903,322
5.125% 9/30/24	3,000,000	2,929,782
5.8% 5/1/25	2,000,000	1,976,708
7.1% 11/15/27	1,620,000	1,655,051
Capital One Financial Corp.:
1.343% 12/6/24 (h)	2,000,000	1,939,138
3.3% 10/30/24	3,000,000	2,891,592
4.166% 5/9/25 (h)	2,000,000	1,946,697
4.985% 7/24/26 (h)	1,500,000	1,467,465
Ford Motor Credit Co. LLC 6.95% 3/6/26	65,000	65,137
Synchrony Financial:
4.5% 7/23/25	3,000,000	2,787,233
4.875% 6/13/25	3,000,000	2,828,910
		29,063,953
Financial Services - 0.0%
AIG Global Funding 0.9% 9/22/25 (a)	2,000,000	1,809,575
Athene Global Funding:
1.608% 6/29/26 (a)	1,000,000	861,349
1.716% 1/7/25 (a)	3,000,000	2,783,027
Corebridge Financial, Inc. 3.5% 4/4/25	1,500,000	1,431,906
Jackson Financial, Inc. 1.125% 11/22/23	2,000,000	1,959,067
		8,844,924
Insurance - 0.0%
American International Group, Inc. 4.125% 2/15/24	3,000,000	2,970,782
Equitable Financial Life Global Funding 1.1% 11/12/24 (a)	3,000,000	2,822,399
Marsh & McLennan Companies, Inc. 3.875% 3/15/24	3,000,000	2,960,759
MassMutual Global Funding II 4.5% 4/10/26 (a)	2,000,000	1,979,847
		10,733,787
TOTAL FINANCIALS		218,007,605
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Amgen, Inc.:
5.15% 3/2/28	342,000	344,829
5.25% 3/2/25	2,000,000	2,005,564
		2,350,393
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. 3.363% 6/6/24	3,000,000	2,936,721
Boston Scientific Corp.:
1.9% 6/1/25	3,000,000	2,835,052
3.45% 3/1/24	3,000,000	2,948,030
		8,719,803
Health Care Providers & Services - 0.1%
Cigna Group:
0.613% 3/15/24	3,000,000	2,888,921
4.125% 11/15/25	1,500,000	1,468,829
CVS Health Corp. 5% 2/20/26	2,000,000	2,002,358
Humana, Inc. 0.65% 8/3/23	3,000,000	2,978,974
		9,339,082
Life Sciences Tools & Services - 0.0%
Revvity, Inc. 0.85% 9/15/24	3,000,000	2,825,950
Pharmaceuticals - 0.0%
AstraZeneca Finance LLC 0.7% 5/28/24	1,500,000	1,432,253
Bristol-Myers Squibb Co. 2.9% 7/26/24	3,000,000	2,929,072
GSK Consumer Healthcare Capital 3.125% 3/24/25	1,000,000	961,653
Viatris, Inc. 1.65% 6/22/25	3,000,000	2,761,537
		8,084,515
TOTAL HEALTH CARE		31,319,743
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
The Boeing Co.:
1.95% 2/1/24	3,000,000	2,930,378
4.875% 5/1/25	3,000,000	2,969,392
		5,899,770
Building Products - 0.0%
Carrier Global Corp. 2.242% 2/15/25	3,000,000	2,842,391
Commercial Services & Supplies - 0.0%
Republic Services, Inc. 3.2% 3/15/25	1,500,000	1,452,218
Ground Transportation - 0.0%
Canadian Pacific Railway Co. 1.35% 12/2/24	3,000,000	2,824,619
Machinery - 0.0%
Daimler Trucks Finance North America LLC 5.2% 1/17/25 (a)	610,000	607,951
Otis Worldwide Corp. 2.056% 4/5/25	3,000,000	2,833,448
Parker Hannifin Corp. 3.65% 6/15/24	1,500,000	1,470,976
		4,912,375
Trading Companies & Distributors - 0.0%
Air Lease Corp.:
2.3% 2/1/25	3,000,000	2,829,372
3.375% 7/1/25	3,000,000	2,845,303
		5,674,675
Transportation Infrastructure - 0.0%
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (a)	2,500,000	2,331,908
6.375% 5/4/28 (a)	571,000	557,729
		2,889,637
TOTAL INDUSTRIALS		26,495,685
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Dell International LLC/EMC Corp. 5.85% 7/15/25	1,500,000	1,519,684
Software - 0.0%
Roper Technologies, Inc.:
1% 9/15/25	2,000,000	1,823,158
2.35% 9/15/24	2,000,000	1,922,735
VMware, Inc. 1% 8/15/24	2,000,000	1,888,626
		5,634,519
TOTAL INFORMATION TECHNOLOGY		7,154,203
MATERIALS - 0.0%
Chemicals - 0.0%
Celanese U.S. Holdings LLC 5.9% 7/5/24	3,000,000	2,996,522
Nutrien Ltd. 5.9% 11/7/24	1,996,000	2,008,085
		5,004,607
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Federal Realty Investment Trust 3.95% 1/15/24	3,000,000	2,967,118
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	3,000,000	2,980,680
4.5% 1/15/25	3,000,000	2,882,315
Ventas Realty LP 3.5% 4/15/24	3,000,000	2,932,032
WP Carey, Inc. 4.6% 4/1/24	3,000,000	2,947,323
		14,709,468
UTILITIES - 0.0%
Electric Utilities - 0.0%
Duke Energy Corp. 2.65% 9/1/26	1,000,000	928,515
Mississippi Power Co. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.300% 5.231% 6/28/24 (h)(i)	2,000,000	1,984,283
Pennsylvania Electric Co. 5.15% 3/30/26 (a)	576,000	572,397
Southern California Edison Co. 3.7% 8/1/25	1,500,000	1,457,349
Tampa Electric Co. 3.875% 7/12/24	2,000,000	1,968,070
		6,910,614
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp. 3.3% 7/15/25 (a)	2,000,000	1,895,400
Multi-Utilities - 0.0%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.7098% 5/13/24 (h)(i)	3,000,000	2,991,773
DTE Energy Co. 4.22% 11/1/24	3,000,000	2,951,123
NiSource, Inc. 0.95% 8/15/25	3,000,000	2,736,500
		8,679,396
TOTAL UTILITIES		17,485,410
TOTAL NONCONVERTIBLE BONDS (Cost $419,720,814)		419,741,869

U.S. Treasury Obligations - 0.2%
	Principal Amount (g)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.69% to 4.72% 1/25/24 (j)	16,519,300	15,998,227
U.S. Treasury Notes:
3.875% 1/15/26	82,029,300	81,455,736
4.25% 9/30/24 (k)	35,367,200	35,068,789
4.25% 12/31/24	34,743,600	34,489,809
TOTAL U.S. TREASURY OBLIGATIONS (Cost $167,854,704)		167,012,561

Asset-Backed Securities - 0.0%
	Principal Amount (g)	Value ($)
Carmax Auto Owner Trust Series 2023 2 Class A3, 5.05% 1/18/28	1,534,000	1,527,005
Cedar Funding Ltd. Series 2021-14A Class A, 3 month U.S. LIBOR + 1.100% 6.3603% 7/15/33 (a)(h)(i)	2,000,000	1,966,972
Cent CLO LP Series 2021-21A Class A1R3, 3 month U.S. LIBOR + 0.970% 6.2616% 7/27/30 (a)(h)(i)	584,248	577,524
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (a)	281,345	269,308
Chesapeake Funding II LLC:
Series 2021-1A Class A2, 1 month U.S. LIBOR + 0.230% 5.3374% 4/15/33 (a)(h)(i)	869,364	866,531
Series 2023 1A Class A1, 5.65% 5/15/35 (a)	1,299,434	1,294,775
Enterprise Fleet Financing Series 2023-2 Class A2, 5.56% 4/22/30 (a)	1,552,000	1,549,143
Enterprise Fleet Financing LLC Series 2023-1 Class A2, 5.51% 1/22/29 (a)	1,136,000	1,132,597
Ford Credit Auto Owner Trust Series 2020-2 Class A, 1.06% 4/15/33 (a)	1,409,000	1,283,381
Ford Credit Floorplan Master Owner Trust Series 2023-1 Class A1, 4.92% 5/15/28 (a)	986,000	980,751
Gm Financial Automobile Leasing Series 2023-2 Class A3, 5.05% 7/20/26	981,000	978,080
Sofi Consumer Loan Program Series 2023-1S Class A, 5.81% 5/15/31 (a)	635,103	633,893
Verizon Master Trust Series 2023 2 Class A, 4.89% 4/13/28	1,189,000	1,184,773
Voya CLO Ltd./Voya CLO LLC Series 2021-2A Class A1R, 3 month U.S. LIBOR + 1.160% 6.425% 7/19/34 (a)(h)(i)	2,000,000	1,956,754
TOTAL ASSET-BACKED SECURITIES (Cost $16,267,428)		16,201,487

Collateralized Mortgage Obligations - 0.0%
	Principal Amount (g)	Value ($)
Private Sponsor - 0.0%
Preston Ridge Partners Mortgage Trust Series 2021-2 Class A1, 2.115% 3/25/26 (a) (Cost $386,820)	405,871	380,635

Commercial Mortgage Securities - 0.0%
	Principal Amount (g)	Value ($)
Benchmark Mortgage Trust sequential payer Series 2019-B9 Class AAB, 3.9325% 3/15/52	1,864,305	1,789,187
BX Commercial Mortgage Trust floater Series 2022-LP2 Class A, CME Term SOFR 1 Month Index + 1.010% 6.0722% 2/15/39 (a)(h)(i)	2,320,975	2,254,546
Bx Commercial Mortgage Trust 2 floater sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 6.107% 4/15/34 (a)(h)(i)	319,000	314,950
BX Trust floater sequential payer:
Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 6.0938% 10/15/36 (a)(h)(i)	1,096,168	1,088,604
Series 2021-SOAR Class A, 1 month U.S. LIBOR + 0.670% 5.778% 6/15/38 (a)(h)(i)	390,641	378,398
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class A, 1 month U.S. LIBOR + 1.070% 6.177% 12/15/37 (a)(h)(i)	2,200,000	2,175,039
GS Mortgage Securities Trust floater Series 2021-IP Class A, 1 month U.S. LIBOR + 0.950% 6.057% 10/15/36 (a)(h)(i)	2,300,000	2,157,048
Life Financial Services Trust floater Series 2022-BMR2 Class A1, CME Term SOFR 1 Month Index + 1.290% 6.3545% 5/15/39 (a)(h)(i)	2,500,000	2,447,275
LIFE Mortgage Trust floater Series 2021-BMR Class A, CME Term SOFR 1 Month Index + 0.810% 5.8735% 3/15/38 (a)(h)(i)	1,808,665	1,762,066
MSCCG Trust floater Series 2018-SELF Class A, 1 month U.S. LIBOR + 0.900% 6.008% 10/15/37 (a)(h)(i)	1,827,743	1,800,682
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $16,260,277)		16,167,795

Bank Notes - 0.0%
	Principal Amount (g)	Value ($)
Citizens Bank NA 2.25% 4/28/25	3,000,000	2,727,558
Truist Bank:
1.5% 3/10/25	2,000,000	1,839,365
3.689% 8/2/24 (h)	3,000,000	2,979,660
TOTAL BANK NOTES (Cost $7,668,283)		7,546,583

Other - 0.0%
	Shares	Value ($)
Commodity Funds - Broad Basket - 0.0%
Fidelity SAI Inflation-Focused Fund (l) (Cost $11,491,612)	1,313,459	11,387,686

Money Market Funds - 2.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (m)	868,514,921	868,688,624
Fidelity Securities Lending Cash Central Fund 5.14% (m)(n)	660,902,063	660,968,153
TOTAL MONEY MARKET FUNDS (Cost $1,529,653,015)		1,529,656,777

Equity Funds - 54.6%
	Shares	Value ($)
Large Blend Funds - 5.4%
Fidelity SAI U.S. Large Cap Index Fund (l)	50,067,542	922,244,117
Fidelity SAI U.S. Low Volatility Index Fund (l)	178,397,540	3,045,246,000
iShares S&P 500 Index ETF (c)	42,952	18,015,357
TOTAL LARGE BLEND FUNDS		3,985,505,474
Large Growth Funds - 40.8%
Fidelity Blue Chip Growth Fund (l)	13,393,537	1,945,143,431
Fidelity Contrafund (l)	385,709,256	5,426,929,231
Fidelity Growth Company Fund (l)	277,737,667	7,890,527,117
Fidelity Magellan Fund (l)	459,651,430	4,886,094,703
Fidelity SAI U.S. Momentum Index Fund (l)	828,952	10,950,456
Fidelity SAI U.S. Quality Index Fund (l)	578,421,185	9,879,433,831
TOTAL LARGE GROWTH FUNDS		30,039,078,769
Large Value Funds - 4.2%
Fidelity Large Cap Value Enhanced Index Fund (l)	216,355,199	3,031,136,332
Fidelity SAI U.S. Value Index Fund (l)	4,555,354	46,783,485
TOTAL LARGE VALUE FUNDS		3,077,919,817
Mid-Cap Blend Funds - 1.2%
Fidelity SAI Small-Mid Cap 500 Index Fund (l)	161,739,400	865,305,791
Mid-Cap Growth Funds - 1.4%
Fidelity Extended Market Index Fund (l)	15,734,265	1,030,279,659
Small Blend Funds - 0.6%
Fidelity Small Cap Discovery Fund (l)	18,255,587	422,981,957
Fidelity Small Cap Index Fund (l)	1,630,570	35,415,990
TOTAL SMALL BLEND FUNDS		458,397,947
Small Growth Funds - 1.0%
Fidelity Advisor Small Cap Growth Fund Class Z (l)	28,267,733	697,082,289
TOTAL EQUITY FUNDS (Cost $38,528,022,130)		40,153,569,746

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $67,156,183,239)	74,268,255,191
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(636,776,956)
NET ASSETS - 100.0%	73,631,478,235

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	16	Jun 2023	1,401,440	(14,768)	(14,768)
CME E-mini S&P 500 Index Contracts (United States)	1,285	Jun 2023	269,239,625	2,384,174	2,384,174
CME E-mini S&P MidCap 400 Index Contracts (United States)	2	Jun 2023	481,800	349	349

TOTAL EQUITY INDEX CONTRACTS					2,369,755

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	371	Sep 2023	76,362,234	(157,627)	(157,627)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	220	Sep 2023	23,997,188	(29,662)	(29,662)

TOTAL TREASURY CONTRACTS					(187,289)

TOTAL FUTURES CONTRACTS					2,182,466
The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
General Electric Co.	Chicago Board Options Exchange	2,200	22,336,600	110.00	06/16/23	(53,900)

Total Return Swaps
Underlying Reference	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Units	Notional Amount	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
S&P 500 Total Return	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 33.5 basis points	Monthly	Bank of America, N.A.	Nov 2023	23,172	206,808,223	75,459	0	75,459
S&P 500 Total Return	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 28 basis points	Monthly	Goldman Sachs Intl.	Nov 2023	24,693	220,383,025	90,262	0	90,262
TOTAL RETURN SWAPS									165,721	0	165,721

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $145,250,672 or 0.2% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $39,758,785 or 0.1% of net assets.

(f)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $22,336,600.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(j)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $12,591,875.
(k)	Security or a portion of the security has been segregated as collateral for open bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $9,710,133.
(l)	Affiliated Fund
(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(n)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
CCC Intelligent Solutions Holdings, Inc.	2/02/21	1,343,850

Cvent Holding Corp.	7/23/21	2,677,440

Evolent Health, Inc.	3/28/23	14,500,000

Mirion Technologies, Inc.	6/16/21	13,393,130

Vertiv Holdings LLC	2/06/20	6,000,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	699,065,513	6,051,237,938	5,881,614,827	27,171,669	-	-	868,688,624	2.1%
Fidelity Securities Lending Cash Central Fund 5.14%	538,532,731	3,255,479,062	3,133,043,640	2,061,295	-	-	660,968,153	2.3%
Total	1,237,598,244	9,306,717,000	9,014,658,467	29,232,964	-	-	1,529,656,777

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Small Cap Growth Fund Class Z	645,592,892	45,000,000	-	-	-	6,489,397	697,082,289
Fidelity Blue Chip Growth Fund	728,703,693	930,229,477	-	3,542,580	-	286,210,261	1,945,143,431
Fidelity Contrafund	4,252,277,077	1,198,630,397	-	463,094,280	-	(23,978,243)	5,426,929,231
Fidelity Extended Market Index Fund	9,653,628	1,480,401,104	451,831,776	3,640,668	(16,009,936)	8,066,639	1,030,279,659
Fidelity Growth Company Fund	5,757,358,880	1,476,606,532	-	404,264,240	-	656,561,705	7,890,527,117
Fidelity Large Cap Value Enhanced Index Fund	3,223,774,368	137,718,648	-	137,718,648	-	(330,356,684)	3,031,136,332
Fidelity Magellan Fund	3,775,907,772	1,447,175,814	-	543,794,137	-	(336,988,883)	4,886,094,703
Fidelity SAI Inflation-Focused Fund	15,530,401	1,468,909	-	1,468,909	-	(5,611,624)	11,387,686
Fidelity SAI Small-Mid Cap 500 Index Fund	-	882,523,366	-	3,872,806	-	(17,217,575)	865,305,791
Fidelity SAI U.S. Large Cap Index Fund	1,226,602,131	5,487,693,562	5,796,386,873	125,349,472	(54,920,423)	59,255,720	922,244,117
Fidelity SAI U.S. Low Volatility Index Fund	3,443,908,174	1,148,244,110	1,409,339,182	105,660,953	(67,141,724)	(70,425,378)	3,045,246,000
Fidelity SAI U.S. Momentum Index Fund	2,661,523,137	76,238,102	2,691,044,543	39,388,309	(99,748,474)	63,982,234	10,950,456
Fidelity SAI U.S. Quality Index Fund	8,581,412,523	1,613,166,602	684,418,637	118,162,618	(91,742,666)	461,016,009	9,879,433,831
Fidelity SAI U.S. Value Index Fund	2,398,664,563	539,211,013	2,375,000,000	223,356,553	107,457,167	(623,549,258)	46,783,485
Fidelity Small Cap Discovery Fund	614,067,483	61,760,350	168,817,053	61,760,350	(41,860,698)	(42,168,125)	422,981,957
Fidelity Small Cap Index Fund	10,781,226	25,127,857	-	127,857	-	(493,093)	35,415,990
	37,345,757,948	16,551,195,843	13,576,838,064	2,235,202,380	(263,966,754)	90,793,102	40,146,942,075

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
RAPT Therapeutics, Inc.	24,319,206	3,213,080	38,802,965	-	(1,901,830)	15,212,164	-
Total	24,319,206	3,213,080	38,802,965	-	(1,901,830)	15,212,164	-

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,461,652,494	2,429,896,563	31,755,931	-
Consumer Discretionary	2,485,775,099	2,467,611,367	18,163,732	-
Consumer Staples	2,203,312,926	2,118,200,706	85,112,220	-
Energy	2,195,012,100	2,195,012,100	-	-
Financials	5,133,607,226	5,045,007,401	88,599,825	-
Health Care	4,716,539,507	4,529,494,161	187,045,346	-
Industrials	3,878,417,572	3,738,814,490	139,603,082	-
Information Technology	6,050,096,128	5,917,363,498	132,732,630	-
Materials	992,738,106	962,804,965	29,933,141	-
Real Estate	653,064,462	653,064,462	-	-
Utilities	1,176,374,432	1,131,267,916	45,106,516	-

Corporate Bonds	419,741,869	-	419,741,869	-

U.S. Government and Government Agency Obligations	167,012,561	-	167,012,561	-

Asset-Backed Securities	16,201,487	-	16,201,487	-

Collateralized Mortgage Obligations	380,635	-	380,635	-

Commercial Mortgage Securities	16,167,795	-	16,167,795	-

Bank Notes	7,546,583	-	7,546,583	-

Other	11,387,686	11,387,686	-	-

Money Market Funds	1,529,656,777	1,529,656,777	-	-

Equity Funds	40,153,569,746	40,153,569,746	-	-
Total Investments in Securities:	74,268,255,191	72,883,151,838	1,385,103,353	-
Derivative Instruments:

Assets
Futures Contracts	2,384,523	2,384,523	-	-
Swaps	165,721	-	165,721	-
Total Assets	2,550,244	2,384,523	165,721	-

Liabilities
Futures Contracts	(202,057)	(202,057)	-	-
Written Options	(53,900)	(53,900)	-	-
Total Liabilities	(255,957)	(255,957)	-	-
Total Derivative Instruments:	2,294,287	2,128,566	165,721	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	2,384,523	(14,768)
Swaps (c)	165,721	0
Written Options (b)	0	(53,900)
Total Equity Risk	2,550,244	(68,668)
Interest Rate Risk
Futures Contracts (a)	0	(187,289)
Total Interest Rate Risk	0	(187,289)
Total Value of Derivatives	2,550,244	(255,957)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(b)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

(c)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value (including securities loaned of $623,253,137) - See accompanying schedule:
Unaffiliated issuers (cost $27,103,417,753)	$32,591,656,339
Fidelity Central Funds (cost $1,529,653,015)	1,529,656,777
Other affiliated issuers (cost $38,523,112,471)	40,146,942,075

Total Investment in Securities (cost $67,156,183,239)		$74,268,255,191
Segregated cash with brokers for derivative instruments		2,971,960
Cash		944,964
Foreign currency held at value (cost $644,970)		645,834
Receivable for investments sold		61,180,902
Receivable for fund shares sold		31,376,159
Dividends receivable		61,440,650
Interest receivable		5,420,147
Distributions receivable from Fidelity Central Funds		3,895,267
Bi-lateral OTC swaps, at value		165,721
Prepaid expenses		181,873
Other receivables		587,471
Total assets		74,437,066,139
Liabilities
Payable for investments purchased
Regular delivery	$99,695,515
Delayed delivery	455,382
Payable for fund shares redeemed	34,296,777
Accrued management fee	7,332,017
Payable for daily variation margin on futures contracts	1,423,611
Written options, at value (premium received $233,677)	53,900
Other payables and accrued expenses	1,366,177
Collateral on securities loaned	660,964,525
Total Liabilities		805,587,904
Net Assets		$73,631,478,235
Net Assets consist of:
Paid in capital		$66,012,894,887
Total accumulated earnings (loss)		7,618,583,348
Net Assets		$73,631,478,235
Net Asset Value , offering price and redemption price per share ($73,631,478,235 ÷ 5,676,008,222 shares)		$12.97

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends:
Unaffiliated issuers		$509,905,287
Affiliated issuers		378,304,124
Interest		16,945,556
Income from Fidelity Central Funds (including $2,061,295 from security lending)		29,232,964
Total Income		934,387,931
Expenses
Management fee	$254,968,649
Custodian fees and expenses	635,050
Independent trustees' fees and expenses	449,469
Registration fees	2,189,631
Audit	169,201
Legal	109,029
Interest	43,010
Miscellaneous	444,540
Total expenses before reductions	259,008,579
Expense reductions	(171,360,573)
Total expenses after reductions		87,648,006
Net Investment income (loss)		846,739,925
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $3,050)	(544,473,597)
Affiliated issuers	(265,868,584)
Foreign currency transactions	206,750
Futures contracts	(6,512,866)
Swaps	44,575,196
Written options	768,319
Capital gain distributions from underlying funds:
Affiliated issuers	1,856,898,256
Total net realized gain (loss)		1,085,593,474
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $85,881)	704,332,581
Affiliated issuers	106,005,266
Assets and liabilities in foreign currencies	(79,775)
Futures contracts	5,083,413
Swaps	165,721
Written options	259,765
Total change in net unrealized appreciation (depreciation)		815,766,971
Net gain (loss)		1,901,360,445
Net increase (decrease) in net assets resulting from operations		$2,748,100,370
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$846,739,925	$699,094,461
Net realized gain (loss)	1,085,593,474	4,930,460,240
Change in net unrealized appreciation (depreciation)	815,766,971	(9,233,265,960)
Net increase (decrease) in net assets resulting from operations	2,748,100,370	(3,603,711,259)
Distributions to shareholders	(3,625,572,938)	(5,208,639,221)
Share transactions
Proceeds from sales of shares	20,458,813,664	29,306,308,888
Reinvestment of distributions	3,542,390,748	5,100,769,766
Cost of shares redeemed	(18,357,269,480)	(16,843,458,876)
Net increase (decrease) in net assets resulting from share transactions	5,643,934,932	17,563,619,778
Total increase (decrease) in net assets	4,766,462,364	8,751,269,298

Net Assets
Beginning of period	68,865,015,871	60,113,746,573
End of period	$73,631,478,235	$68,865,015,871

Other Information
Shares
Sold	1,656,217,226	2,010,560,389
Issued in reinvestment of distributions	296,499,303	336,660,502
Redeemed	(1,470,021,362)	(1,143,166,462)
Net increase (decrease)	482,695,167	1,204,054,429

Financial Highlights
Strategic Advisers® Fidelity® U.S. Total Stock Fund

Years ended May 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.26	$15.07	$10.56	$9.72	$9.96
Income from Investment Operations
Net investment income (loss) A,B	.15	.15	.14	.16	.18
Net realized and unrealized gain (loss)	.24	(.75)	4.73	1.00	(.20)
Total from investment operations	.39	(.60)	4.87	1.16	(.02)
Distributions from net investment income	(.15)	(.12)	(.18)	(.17)	(.09) C
Distributions from net realized gain	(.54)	(1.09)	(.19)	(.16)	(.13) C
Total distributions	(.68) D	(1.21)	(.36) D	(.32) D	(.22)
Net asset value, end of period	$12.97	$13.26	$15.07	$10.56	$9.72
Total Return E	3.45%	(4.85)%	46.63%	11.84%	(.04)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.38%	.38%	.38%	.39%	.42%
Expenses net of fee waivers, if any	.13%	.13%	.13%	.14%	.17%
Expenses net of all reductions	.13%	.13%	.13%	.14%	.17%
Net investment income (loss)	1.24%	1.03%	1.11%	1.55%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$73,631,478	$68,865,016	$60,113,747	$33,429,994	$22,411,704
Portfolio turnover rate H	39%	35%	46%	52%	61%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Strategic Advisers Fidelity U.S. Total Stock Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity U.S. Total Stock Fund	$19,644

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, swaps, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC),partnerships   and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,906,152,940
Gross unrealized depreciation	(4,050,162,357)
Net unrealized appreciation (depreciation)	$6,855,990,583
Tax Cost	$67,407,951,354

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$257,794,271
Undistributed long-term capital gain	$505,268,521
Net unrealized appreciation (depreciation) on securities and other investments	$6,855,811,533

The tax character of distributions paid was as follows:

	May 31, 2023	May 31, 2022
Ordinary Income	$808,463,658	$1,871,983,731
Long-term Capital Gains	2,817,109,280	3,336,655,490
Total	$3,625,572,938	$5,208,639,221

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral OTC swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Strategic Advisers Fidelity U.S. Total Stock Fund
Equity Risk
Futures Contracts	(6,782,794)	5,270,702
Written Options	768,319	259,765
Swaps	44,575,196	165,721
Total Equity Risk	38,560,721	5,696,188
Interest Rate Risk
Futures Contracts	269,928	(187,289)
Total Interest Rate Risk	269,928	(187,289)
Totals	$38,830,649	$5,508,899

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market and bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period unless an average contracts amount is presented.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is present.

Total Return Swaps. Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, a fund will receive a payment from or make a payment to the counterparty. A fund enters into total return swaps to manage its market exposure.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	30,962,550,132	26,449,400,736

5. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .37% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and Geode Capital Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIL Investment Advisors (FIL) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIL has not been allocated any portion of the Fund's assets. FIL in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Fidelity U.S. Total Stock Fund	$217,296

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	1,013,605,029	819,679,648	(84,967,429)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	68,406

6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Fidelity U.S. Total Stock Fund	$126,388

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Fidelity U.S. Total Stock Fund	$219,289	$-	$-

Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Strategic Advisers Fidelity U.S. Total Stock Fund	$109,424,000	2.83%	$43,010

9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $171,289,723.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $70,850.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity Growth Company Fund	17%
Fidelity Large Cap Value Enhanced Index Fund	58%
Fidelity Magellan Fund	19%
Fidelity SAI Small-Mid Cap 500 Index Fund	67%
Fidelity SAI U.S. Low Volatility Index Fund	36%
Fidelity SAI U.S. Quality Index Fund	84%
Fidelity SAI U.S. Value Index Fund	13%
Fidelity Small Cap Discovery Fund	16%
Fidelity Small Cap Growth Fund	14%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity U.S. Total Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity U.S. Total Stock Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023

Strategic Advisers® Fidelity® U.S. Total Stock Fund	.13%
Actual		$ 1,000	$ 1,033.60	$ .66
Hypothetical- B		$ 1,000	$ 1,024.28	$ .66

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2023, $551,794,157, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $16,866,709 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 98% and 88% of the dividends distributed in July and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99.89% and 94.18% of the dividends distributed in July and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.07%, and 3.37% of the dividends distributed in July and December, respectively, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9887487.105
TSF-ANN-0723
Strategic Advisers® Fidelity® Emerging Markets Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Strategic Advisers® Fidelity® Emerging Markets Fund	-6.28%	4.19%

A     From October 30, 2018
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® Emerging Markets Fund, on October 30, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Emerging-markets equities returned -8.46% for the 12 months ending May 31, 2023, according to the MSCI Emerging Markets Index. The period featured a multitude of macroeconomic factors that ebbed and flowed throughout the period, leading to elevated volatility. Early on, persistently high inflation in some markets, a strong exacerbated by ongoing energy price shocks from the Russia-Ukraine conflict and worldwide supply-chain snarls, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. Market interest rates eclipsed their highest level in a decade, stoking recession fears and a strengthening U.S. dollar. These factors led to a broad retreat from riskier assets during the first five months of the period. The MSCI EM index declined in June (-6.56%) and July (-0.16%) and fell from August through October (-14.01%). In November, however, the index reversed course and gained 14.85% for the month amid signs of moderating inflation in some markets and the possibility that central banks were nearing peak interest rates. The index continued its advance in 2023, gaining 4.02% through March before a few U.S. banks failures caused tremors in the global financial system, suppressing the value of EM equities in April (-1.13%) and May (-1.68%). For the full 12 months, South Africa (-21%), China (-15%) and Saudi Arabia (-15%) notably lagged, whereas Mexico (+16%) and India (+2%) outperformed. By sector, real estate (-23%), consumer discretionary and utilities (-15% each) lagged. Consumer staples (-2%) and energy (-3%) topped the index.
Comments from Co-Portfolio Managers Wilfred Chilangwa and Antonio Martinez:
For the fiscal year ending May 31, 2023, the Fund returned -6.28%, topping the -8.46% result of the benchmark MSCI Emerging Markets (EM) Index. Among the Fund's underlying managers, the Concentrated EM mandate from sub-adviser FIAM ® (-3%) was the top relative contributor. This strategy benefited from stock selection in the financials, materials and information technology sectors. Country-wise, positioning in India and   avoiding the Saudi Arabian equity market also helped. Fidelity ® SAI Emerging Markets Value Index Fund (-5%) further contributed, as value outpaced growth in the first half of the reporting period. Favorable positioning in China, along with investment choices in Taiwan, proved beneficial as well. Fidelity ® Emerging Markets Fund (-3%) rounded out the Fund's top relative contributors. During the period's second half, this fund's growth-oriented strategy received a major boost from picks among technology stocks, especially semiconductor companies in Taiwan. On the downside, the Greater China mandate from sub-adviser FIL ® (-16%) was the only relative detractor of note, reflecting that market's weakness during the first half of the period. More specifically, security selection in consumer discretionary, financials and energy weighed on this strategy's return. During the period, we continued to keep the Fund's country allocations closely aligned with the benchmark, relying on the stock picking of our underlying managers to navigate various risk factors within the investment landscape.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary May 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Fidelity SAI Emerging Markets Value Index Fund	20.4
Fidelity Advisor Emerging Markets Fund Class Z	11.2
Fidelity SAI Emerging Markets Index Fund	8.2
Fidelity SAI Emerging Markets Low Volatility Index Fund	7.7
Taiwan Semiconductor Manufacturing Co. Ltd.	4.1
Samsung Electronics Co. Ltd.	2.8
Tencent Holdings Ltd.	2.5
Alibaba Group Holding Ltd.	1.2
Meituan Class B	0.8
Housing Development Finance Corp. Ltd.	0.7
59.6

Asset Allocation (% of Fund's net assets)

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Common Stocks - 47.2%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 0.2%
PT Telkom Indonesia Persero Tbk	13,365,901	3,608,599
Saudi Telecom Co.	884,255	10,196,232
		13,804,831
Entertainment - 0.6%
International Games Systems Co. Ltd.	405,720	7,488,874
JYP Entertainment Corp.	85,800	7,914,740
NetEase, Inc.	508,300	8,645,596
NetEase, Inc. ADR (a)	282,723	24,054,073
		48,103,283
Interactive Media & Services - 2.8%
Baidu, Inc. sponsored ADR (b)	75,898	9,324,069
NAVER Corp.	73,015	11,013,986
Tencent Holdings Ltd.	5,276,905	208,830,043
Yandex NV Series A (b)(c)	722,790	5,926,878
		235,094,976
Wireless Telecommunication Services - 0.5%
America Movil S.A.B. de CV Series L	5,036,195	5,375,282
Bharti Airtel Ltd.	1,648,241	16,940,864
MTN Group Ltd.	3,599,652	22,265,588
		44,581,734
TOTAL COMMUNICATION SERVICES		341,584,824
CONSUMER DISCRETIONARY - 7.9%
Automobiles - 1.5%
Brilliance China Automotive Holdings Ltd.	10,526,000	4,046,161
BYD Co. Ltd.:
(A Shares)	139,782	4,985,777
(H Shares)	497,656	15,027,957
Eicher Motors Ltd.	206,909	9,188,046
Guangzhou Automobile Group Co. Ltd. (H Shares)	35,221,801	20,196,271
Hyundai Motor Co. Ltd.	295,333	44,661,316
Kia Corp.	271,100	17,608,089
Li Auto, Inc. ADR (b)	356,145	10,346,012
		126,059,629
Broadline Retail - 3.0%
Alibaba Group Holding Ltd. (b)	9,944,931	98,975,730
Alibaba Group Holding Ltd. sponsored ADR (b)	479,724	38,162,044
JD.com, Inc.:
Class A	1,128,205	18,380,271
sponsored ADR	313,069	10,206,049
MercadoLibre, Inc. (b)	4,102	5,082,378
MINISO Group Holding Ltd. ADR	130,697	1,986,594
Naspers Ltd. Class N	311,514	46,992,968
PDD Holdings, Inc. ADR (b)	501,892	32,783,585
		252,569,619
Hotels, Restaurants & Leisure - 1.5%
MakeMyTrip Ltd. (a)(b)	231,353	6,031,373
Meituan Class B (b)(d)	4,912,654	68,979,934
Sands China Ltd. (b)	658,400	2,131,479
Shangri-La Asia Ltd. (b)	13,890,000	10,394,728
Trip.com Group Ltd. ADR (b)	1,058,436	33,425,409
Yum China Holdings, Inc.	25,526	1,441,198
Yum China Holdings, Inc. (Hong Kong)	72,150	4,022,845
		126,426,966
Household Durables - 0.5%
Haier Smart Home Co. Ltd.	2,747,266	7,876,447
Haier Smart Home Co. Ltd. (A Shares)	11,575,395	34,962,278
		42,838,725
Specialty Retail - 0.5%
China Tourism Group Duty Free Corp. Ltd.:
(A Shares)	148,372	2,568,264
(H Shares) (d)	245,900	3,912,820
Lojas Renner SA	3,077,589	11,798,850
Pet Center Comercio e Participacoes SA	7,123,400	10,179,696
Zhongsheng Group Holdings Ltd. Class H	2,570,000	9,485,151
		37,944,781
Textiles, Apparel & Luxury Goods - 0.9%
Anta Sports Products Ltd.	396,000	4,043,216
ECLAT Textile Co. Ltd.	1,230,000	18,779,543
Li Ning Co. Ltd.	7,486,312	40,154,155
Samsonite International SA (b)(d)	4,486,800	11,391,119
Shenzhou International Group Holdings Ltd.	485,635	3,931,991
		78,300,024
TOTAL CONSUMER DISCRETIONARY		664,139,744
CONSUMER STAPLES - 2.9%
Beverages - 1.1%
China Resources Beer Holdings Co. Ltd.	1,345,479	8,488,230
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	88,579	8,911,933
Kweichow Moutai Co. Ltd. (A Shares)	240,016	54,974,874
Tsingtao Brewery Co. Ltd. (H Shares)	1,270,000	10,931,428
Wuliangye Yibin Co. Ltd. (A Shares)	614,392	13,924,715
		97,231,180
Consumer Staples Distribution & Retail - 0.8%
Bid Corp. Ltd.	337,889	7,197,046
CP ALL PCL (For. Reg.)	2,702,116	4,955,693
Jeronimo Martins SGPS SA	164,962	3,981,484
Laobaixing Pharmacy Chain JSC (A Shares)	397,596	1,824,827
Raia Drogasil SA	2,753,592	15,376,434
Shoprite Holdings Ltd.	664,397	6,577,004
Wal-Mart de Mexico SA de CV Series V	6,595,164	25,062,294
		64,974,782
Food Products - 0.6%
China Mengniu Dairy Co. Ltd.	9,476,000	36,788,486
Gruma S.A.B. de CV Series B	461,271	7,089,737
Indofood Sukses Makmur Tbk PT	9,846,500	4,663,786
PT Indofood CBP Sukses Makmur Tbk	7,109,300	5,548,953
		54,090,962
Personal Care Products - 0.2%
Hindustan Unilever Ltd.	531,336	17,140,710
LG H & H Co. Ltd.	1,286	512,438
		17,653,148
Tobacco - 0.2%
ITC Ltd.	2,531,323	13,637,736
TOTAL CONSUMER STAPLES		247,587,808
ENERGY - 1.4%
Energy Equipment & Services - 0.0%
Yantai Jereh Oilfield Services (A Shares)	267,292	917,076
Oil, Gas & Consumable Fuels - 1.4%
Adnoc Gas PLC	6,764,300	5,690,708
China Merchants Energy Shipping Co. Ltd. (A Shares)	3,896,955	3,128,896
China Petroleum & Chemical Corp. (H Shares)	20,644,226	12,997,469
Gazprom OAO (c)	5,946,277	709,953
LUKOIL PJSC (c)	345,667	122,077
LUKOIL PJSC sponsored ADR (b)(c)	499,400	141,275
OMV AG	241,624	10,764,773
Petroleo Brasileiro SA - Petrobras (ON)	2,415,789	13,909,131
PT United Tractors Tbk	5,551,286	8,230,643
Reliance Industries Ltd.	1,301,421	38,872,654
Reliance Industries Ltd. GDR (d)	109,657	6,480,729
TotalEnergies SE	251,209	14,175,930
		115,224,238
TOTAL ENERGY		116,141,314
FINANCIALS - 10.5%
Banks - 6.7%
Absa Group Ltd.	3,030,191	23,639,139
Al Rajhi Bank	645,559	12,168,343
Alinma Bank	1,450,164	12,623,402
Axis Bank Ltd.	2,946,577	32,599,782
Axis Bank Ltd. sponsored GDR (Reg. S)	284,231	15,661,128
Bangkok Bank PCL (For. Reg.)	2,509,379	11,767,226
China Construction Bank Corp. (H Shares)	36,795,355	23,537,298
China Merchants Bank Co. Ltd. (H Shares)	1,110,000	5,159,857
Credicorp Ltd. (United States)	192,466	24,914,724
Grupo Financiero Banorte S.A.B. de CV Series O	5,455,259	43,727,807
HDFC Bank Ltd.	1,584,050	30,774,915
HDFC Bank Ltd. sponsored ADR	707,849	45,585,476
ICICI Bank Ltd.	3,540,446	40,507,822
ICICI Bank Ltd. sponsored ADR	1,411,788	32,358,181
Industrial & Commercial Bank of China Ltd. (H Shares)	58,599,522	31,356,052
Kasikornbank PCL (For. Reg.)	4,888,400	18,211,962
KB Financial Group, Inc.	276,467	10,005,173
National Bank of Greece SA (b)	7,229,727	44,821,560
Nu Holdings Ltd. (b)	2,170,722	14,630,666
PT Bank Central Asia Tbk	65,766,711	39,705,719
PT Bank Mandiri (Persero) Tbk	33,424,528	11,278,846
PT Bank Rakyat Indonesia (Persero) Tbk	47,251,165	17,573,399
Sberbank of Russia (c)	3,314,825	23,255
Sberbank of Russia:
(RTSX) (c)	617,111	4,329
sponsored ADR (b)(c)	1,653,549	29,433
Standard Bank Group Ltd.	797,671	6,130,159
TCS Group Holding PLC GDR (b)(c)	267,069	2,392,938
The Saudi National Bank	1,332,090	13,104,970
		564,293,561
Capital Markets - 0.4%
East Money Information Co. Ltd. (A Shares)	1,193,853	2,353,577
Hong Kong Exchanges and Clearing Ltd.	138,600	5,072,858
Noah Holdings Ltd. sponsored ADR (b)	80,375	1,247,420
XP, Inc. Class A (a)(b)	1,346,000	23,756,900
		32,430,755
Consumer Finance - 0.3%
Kaspi.KZ JSC GDR (Reg. S)	340,458	27,236,640
Financial Services - 1.1%
Chailease Holding Co. Ltd.	4,717,052	31,095,873
Housing Development Finance Corp. Ltd.	1,844,463	58,896,119
StoneCo Ltd. Class A (b)	265,700	3,329,221
		93,321,213
Insurance - 2.0%
AIA Group Ltd.	5,490,000	52,776,468
China Life Insurance Co. Ltd. (H Shares)	33,594,407	56,716,799
Db Insurance Co. Ltd.	180,678	10,109,427
HDFC Standard Life Insurance Co. Ltd. (d)	1,671,712	11,975,313
Hyundai Fire & Marine Insurance Co. Ltd.	116,382	2,886,351
Ping An Insurance Group Co. of China Ltd. (H Shares)	4,435,489	28,148,459
		162,612,817
TOTAL FINANCIALS		879,894,986
HEALTH CARE - 1.7%
Biotechnology - 0.3%
BeiGene Ltd. ADR (b)	76,736	16,953,284
Innovent Biologics, Inc. (b)(d)	509,000	2,385,597
Zai Lab Ltd. ADR (b)	139,155	4,521,146
		23,860,027
Health Care Equipment & Supplies - 0.2%
Peijia Medical Ltd. (b)(d)	1,261,000	1,098,279
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	297,068	12,555,834
		13,654,113
Health Care Providers & Services - 0.5%
Apollo Hospitals Enterprise Ltd.	76,444	4,272,830
Dr Sulaiman Al Habib Medical Services Group Co.	150,483	10,712,104
Hapvida Participacoes e Investimentos SA (b)(d)	21,598,907	16,986,900
New Horizon Health Ltd. (b)(d)	1,738,500	6,249,804
		38,221,638
Health Care Technology - 0.0%
Medlive Technology Co. Ltd. (d)	429,500	377,916
Life Sciences Tools & Services - 0.1%
WuXi AppTec Co. Ltd. (H Shares) (d)	484,216	3,988,523
Wuxi Biologics (Cayman), Inc. (b)(d)	1,498,744	7,665,549
		11,654,072
Pharmaceuticals - 0.6%
Hansoh Pharmaceutical Group Co. Ltd. (d)	12,420,000	20,556,060
Richter Gedeon PLC	1,242,425	31,271,962
		51,828,022
TOTAL HEALTH CARE		139,595,788
INDUSTRIALS - 3.9%
Aerospace & Defense - 0.5%
Hindustan Aeronautics Ltd.	289,876	10,927,053
Korea Aerospace Industries Ltd.	798,103	31,078,190
		42,005,243
Air Freight & Logistics - 0.1%
ZTO Express, Inc. sponsored ADR	215,551	5,440,507
Building Products - 0.0%
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	1,105,833	3,002,627
Construction & Engineering - 0.5%
China State Construction International Holdings Ltd.	948,000	1,071,433
Larsen & Toubro Ltd.	1,476,506	39,383,909
		40,455,342
Electrical Equipment - 0.3%
Bharat Heavy Electricals Ltd.	14,901,300	14,758,937
Contemporary Amperex Technology Co. Ltd.	240,340	7,474,496
Hongfa Technology Co. Ltd. (A Shares)	366,764	1,561,609
Titan Wind Energy Suzhou Co. Ltd. (A Shares)	2,005,920	4,388,871
		28,183,913
Ground Transportation - 0.8%
Full Truck Alliance Co. Ltd. ADR (b)	416,745	2,421,288
Localiza Rent a Car SA	4,790,535	58,582,144
Localiza Rent a Car SA (b)	7,008	85,699
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	3,128,800	7,937,172
		69,026,303
Industrial Conglomerates - 0.1%
Bidvest Group Ltd./The	225,819	2,723,513
Industries Qatar QSC (b)	792,635	2,608,727
		5,332,240
Machinery - 1.2%
Airtac International Group	532,286	17,189,521
HIWIN Technologies Corp.	2,824,920	22,025,143
Hyundai Mipo Dockyard Co. Ltd. (b)	197,040	11,114,317
Shenzhen Inovance Technology Co. Ltd. (A Shares)	2,518,300	20,924,307
Sinoseal Holding Co. Ltd.	312,695	2,034,025
Sinotruk Hong Kong Ltd.	8,813,948	12,471,639
Techtronic Industries Co. Ltd.	478,000	4,434,828
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	2,012,217	7,353,781
		97,547,561
Marine Transportation - 0.1%
Pacific Basin Shipping Ltd.	14,286,000	4,177,913
Passenger Airlines - 0.1%
Azul SA sponsored ADR (a)(b)	1,194,949	11,925,591
Trading Companies & Distributors - 0.1%
BOC Aviation Ltd. Class A (d)	645,400	4,743,376
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	687,028	12,155,529
TOTAL INDUSTRIALS		323,996,145
INFORMATION TECHNOLOGY - 11.1%
Communications Equipment - 0.1%
Accton Technology Corp.	633,000	7,274,204
Electronic Equipment, Instruments & Components - 1.1%
Delta Electronics, Inc.	1,401,000	14,435,071
Gold Circuit Electronics Ltd.	1,690,000	6,712,026
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,630,213	5,651,985
LG Innotek Co. Ltd.	49,290	11,441,599
Lotes Co. Ltd.	166,000	4,706,882
SINBON Electronics Co. Ltd.	546,000	6,398,854
Sunny Optical Technology Group Co. Ltd.	2,246,801	21,118,142
Unimicron Technology Corp.	799,000	4,694,951
Yageo Corp.	1,218,109	20,144,520
		95,304,030
IT Services - 0.5%
HCL Technologies Ltd.	920,793	12,751,240
Infosys Ltd.	1,133,753	18,032,445
Infosys Ltd. sponsored ADR	298,357	4,761,778
Tata Consultancy Services Ltd.	122,373	4,868,134
		40,413,597
Semiconductors & Semiconductor Equipment - 6.1%
ASML Holding NV (Netherlands)	9,215	6,665,454
Daqo New Energy Corp. ADR (b)	181,157	6,512,594
eMemory Technology, Inc.	160,558	9,617,381
Flat Glass Group Co. Ltd.	1,564,000	4,394,128
MediaTek, Inc.	1,662,068	41,067,440
Nanya Technology Corp.	1,780,000	4,259,066
Silergy Corp.	353,690	4,611,395
SK Hynix, Inc.	497,790	40,875,731
Taiwan Semiconductor Manufacturing Co. Ltd.	19,221,052	347,966,946
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	416,299	41,042,918
United Microelectronics Corp.	2,718,000	4,550,753
		511,563,806
Technology Hardware, Storage & Peripherals - 3.3%
Lenovo Group Ltd.	4,742,000	4,457,103
Quanta Computer, Inc.	1,392,000	5,279,250
Samsung Electronics Co. Ltd.	4,295,050	231,876,095
Samsung Electronics Co. Ltd. GDR (Reg. S)	21,300	28,733,700
Wistron Corp.	1,434,000	3,113,738
		273,459,886
TOTAL INFORMATION TECHNOLOGY		928,015,523
MATERIALS - 3.1%
Chemicals - 0.7%
Hansol Chemical Co. Ltd.	36,543	6,396,534
LG Chemical Ltd.	57,070	29,904,094
PhosAgro PJSC (c)	88,909	6,242
PhosAgro PJSC:
GDR (Reg. S) (b)(c)	1	0
sponsored GDR (Reg. S) (b)(c)	1,718	35
Shandong Sinocera Functional Material Co. Ltd. (A Shares)	282,900	1,074,055
Solar Industries India Ltd.	476,984	21,645,117
SRF Ltd.	176,400	5,375,304
		64,401,381
Construction Materials - 0.5%
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	788,286	2,907,446
CEMEX S.A.B. de CV sponsored ADR (b)	965,900	5,795,400
JK Cement Ltd.	499,800	19,391,805
Ultratech Cement Ltd.	133,637	12,718,949
		40,813,600
Metals & Mining - 1.9%
AngloGold Ashanti Ltd.	551,381	13,423,524
Antofagasta PLC	1,003,400	16,694,400
Barrick Gold Corp. (a)	1,157,900	19,545,352
Endeavour Mining PLC (a)	269,837	7,112,168
First Quantum Minerals Ltd.	724,833	15,185,452
Gold Fields Ltd. sponsored ADR (a)	515,900	7,800,408
Grupo Mexico SA de CV Series B	3,905,605	17,334,448
Impala Platinum Holdings Ltd.	2,758,292	22,146,384
Novolipetsk Steel OJSC GDR (Reg. S) (b)(c)	169,976	21,118
POSCO	59,766	16,252,289
Southern Copper Corp. (a)	16,791	1,121,135
Tata Steel Ltd.	5,619,503	7,190,028
Vale SA	265,845	3,343,695
Zijin Mining Group Co. Ltd. (H Shares)	8,445,223	11,453,782
		158,624,183
TOTAL MATERIALS		263,839,164
REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
China Overseas Land and Investment Ltd.	1,973,000	4,001,206
China Resources Land Ltd.	2,454,000	9,182,384
		13,183,590
UTILITIES - 0.4%
Gas Utilities - 0.2%
ENN Energy Holdings Ltd.	1,288,536	14,974,462
Kunlun Energy Co. Ltd.	6,429,558	5,123,644
		20,098,106
Independent Power and Renewable Electricity Producers - 0.2%
NTPC Ltd.	5,803,391	12,201,227
TOTAL UTILITIES		32,299,333
TOTAL COMMON STOCKS (Cost $4,007,176,016)		3,950,278,219

Nonconvertible Preferred Stocks - 0.9%
	Shares	Value ($)
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Petroleo Brasileiro SA - Petrobras sponsored ADR	2,843,510	32,814,105
FINANCIALS - 0.5%
Banks - 0.5%
Banco Bradesco SA (PN)	2,983,500	9,121,102
Itau Unibanco Holding SA	5,967,195	30,969,240
Itausa-Investimentos Itau SA (PN)	208,310	360,507
Sberbank of Russia (c)	2,462,434	17,400
Sberbank of Russia (Russia) (c)	3,791,522	26,792
		40,495,041
MATERIALS - 0.0%
Metals & Mining - 0.0%
Gerdau SA	485,867	2,295,593
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $85,662,622)		75,604,739

Equity Funds - 47.5%
	Shares	Value ($)
Diversified Emerging Markets Funds - 47.5%
Fidelity Advisor Emerging Markets Fund Class Z (e)	28,248,478	942,934,200
Fidelity SAI Emerging Markets Index Fund (e)	55,689,248	687,205,319
Fidelity SAI Emerging Markets Low Volatility Index Fund (e)	63,155,582	645,450,043
Fidelity SAI Emerging Markets Value Index Fund (e)	150,482,940	1,707,981,376

TOTAL EQUITY FUNDS (Cost $4,370,268,746)		3,983,570,938

U.S. Treasury Obligations - 0.1%
	Principal Amount (f)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.45% to 5.2% 6/1/23 to 7/27/23 (g) (Cost $7,887,096)	7,910,000	7,886,977

Money Market Funds - 4.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (h)	68,959,933	68,973,725
Fidelity Securities Lending Cash Central Fund 5.14% (h)(i)	42,548,817	42,553,072
Invesco Government & Agency Portfolio Institutional Class 5.04% (j)	280,653,808	280,653,808
TOTAL MONEY MARKET FUNDS (Cost $392,160,462)		392,180,605

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $8,863,154,942)	8,409,521,478
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(29,788,031)
NET ASSETS - 100.0%	8,379,733,447

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	4,802	Jun 2023	229,727,680	(607,272)	(607,272)

The notional amount of futures purchased as a percentage of Net Assets is 2.7%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $471,571,900.

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $166,791,919 or 2.0% of net assets.

(e)	Affiliated Fund
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,746,977.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	120,253,538	831,060,325	882,340,138	3,882,290	-	-	68,973,725	0.2%
Fidelity Securities Lending Cash Central Fund 5.14%	38,531,257	681,393,418	677,371,603	386,781	-	-	42,553,072	0.1%
Total	158,784,795	1,512,453,743	1,559,711,741	4,269,071	-	-	111,526,797

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Emerging Markets Fund Class Z	976,247,283	7,899,014	-	7,899,015	-	(41,212,097)	942,934,200
Fidelity SAI Emerging Markets Index Fund	748,130,649	713,890,044	717,972,613	19,772,771	(64,346,889)	7,504,128	687,205,319
Fidelity SAI Emerging Markets Low Volatility Index Fund	670,774,901	11,406,893	-	11,406,893	-	(36,731,751)	645,450,043
Fidelity SAI Emerging Markets Value Index Fund	1,803,271,961	75,806,332	-	75,806,337	-	(171,096,917)	1,707,981,376
	4,198,424,794	809,002,283	717,972,613	114,885,016	(64,346,889)	(241,536,637)	3,983,570,938

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	341,584,824	114,573,708	221,084,238	5,926,878
Consumer Discretionary	664,139,744	415,782,884	248,356,860	-
Consumer Staples	247,587,808	247,587,808	-	-
Energy	148,955,419	133,806,184	14,175,930	973,305
Financials	920,390,027	720,866,899	197,028,981	2,494,147
Health Care	139,595,788	139,595,788	-	-
Industrials	323,996,145	323,996,145	-	-
Information Technology	928,015,523	550,799,925	377,215,598	-
Materials	266,134,757	214,285,165	51,822,197	27,395
Real Estate	13,183,590	13,183,590	-	-
Utilities	32,299,333	32,299,333	-	-

Equity Funds	3,983,570,938	3,983,570,938	-	-

Other Short-Term Investments	7,886,977	-	7,886,977	-

Money Market Funds	392,180,605	392,180,605	-	-
Total Investments in Securities:	8,409,521,478	7,282,528,972	1,117,570,781	9,421,725
Derivative Instruments:

Liabilities
Futures Contracts	(607,272)	(607,272)	-	-
Total Liabilities	(607,272)	(607,272)	-	-
Total Derivative Instruments:	(607,272)	(607,272)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(607,272)
Total Equity Risk	0	(607,272)
Total Value of Derivatives	0	(607,272)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value (including securities loaned of $41,908,864) - See accompanying schedule:
Unaffiliated issuers (cost $4,381,379,542)	$4,314,423,743
Fidelity Central Funds (cost $111,506,654)	111,526,797
Other affiliated issuers (cost $4,370,268,746)	3,983,570,938

Total Investment in Securities (cost $8,863,154,942)		$8,409,521,478
Cash		1,080,638
Foreign currency held at value (cost $1,924,050)		1,668,709
Receivable for investments sold		26,369,775
Receivable for fund shares sold		4,042,487
Dividends receivable		9,095,034
Interest receivable		2,462,701
Distributions receivable from Fidelity Central Funds		337,993
Prepaid expenses		22,403
Other receivables		1,132,305
Total assets		8,455,733,523
Liabilities
Payable for investments purchased	$16,028,419
Payable for fund shares redeemed	4,669,064
Accrued management fee	1,381,023
Payable for daily variation margin on futures contracts	2,112,880
Deferred taxes	8,821,997
Other payables and accrued expenses	434,678
Collateral on securities loaned	42,552,015
Total Liabilities		76,000,076
Net Assets		$8,379,733,447
Net Assets consist of:
Paid in capital		$9,793,027,446
Total accumulated earnings (loss)		(1,413,293,999)
Net Assets		$8,379,733,447
Net Asset Value , offering price and redemption price per share ($8,379,733,447 ÷ 775,240,583 shares)		$10.81

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends:
Unaffiliated issuers		$112,490,025
Affiliated issuers		114,885,016
Non-Cash dividends		13,173,834
Interest		18,110,736
Income from Fidelity Central Funds (including $386,781 from security lending)		4,269,071
Income before foreign taxes withheld		$262,928,682
Less foreign taxes withheld		(12,797,620)
Total Income		250,131,062
Expenses
Management fee	$38,835,315
Custodian fees and expenses	796,979
Independent trustees' fees and expenses	56,063
Registration fees	345,378
Audit	112,110
Legal	12,489
Miscellaneous	57,281
Total expenses before reductions	40,215,615
Expense reductions	(21,286,912)
Total expenses after reductions		18,928,703
Net Investment income (loss)		231,202,359
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $2,535,961)	(467,636,287)
Affiliated issuers	(64,346,889)
Foreign currency transactions	(4,840,635)
Futures contracts	(38,001,919)
Total net realized gain (loss)		(574,825,730)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $5,894,615)	64,286,276
Affiliated issuers	(241,536,637)
Assets and liabilities in foreign currencies	(222,372)
Futures contracts	(12,002,642)
Total change in net unrealized appreciation (depreciation)		(189,475,375)
Net gain (loss)		(764,301,105)
Net increase (decrease) in net assets resulting from operations		$(533,098,746)
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$231,202,359	$166,029,265
Net realized gain (loss)	(574,825,730)	(347,098,037)
Change in net unrealized appreciation (depreciation)	(189,475,375)	(1,937,734,177)
Net increase (decrease) in net assets resulting from operations	(533,098,746)	(2,118,802,949)
Distributions to shareholders	(196,585,510)	(364,306,392)
Share transactions
Proceeds from sales of shares	3,100,100,338	5,475,036,336
Reinvestment of distributions	190,308,274	360,403,920
Cost of shares redeemed	(3,177,214,790)	(1,860,049,091)
Net increase (decrease) in net assets resulting from share transactions	113,193,822	3,975,391,165
Total increase (decrease) in net assets	(616,490,434)	1,492,281,824

Net Assets
Beginning of period	8,996,223,881	7,503,942,057
End of period	$8,379,733,447	$8,996,223,881

Other Information
Shares
Sold	284,992,413	398,993,856
Issued in reinvestment of distributions	17,822,445	24,964,583
Redeemed	(289,241,557)	(140,229,335)
Net increase (decrease)	13,573,301	283,729,104

Financial Highlights
Strategic Advisers® Fidelity® Emerging Markets Fund

Years ended May 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$11.81	$15.70	$10.32	$10.71	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.29	.26	.15	.26 D	.18
Net realized and unrealized gain (loss)	(1.03)	(3.50)	5.34	(.39)	.67
Total from investment operations	(.74)	(3.24)	5.49	(.13)	.85
Distributions from net investment income	(.26)	(.24)	(.11)	(.26)	(.14)
Distributions from net realized gain	-	(.40)	-	-	-
Total distributions	(.26)	(.65) E	(.11)	(.26)	(.14)
Net asset value, end of period	$10.81	$11.81	$15.70	$10.32	$10.71
Total Return F,G	(6.28)%	(21.40)%	53.25%	(1.58)%	8.63%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.47%	.50%	.51%	.49%	.57% J
Expenses net of fee waivers, if any	.22%	.25%	.25%	.24%	.32% J
Expenses net of all reductions	.22%	.25%	.24%	.23%	.31% J
Net investment income (loss)	2.72%	1.89%	1.05%	2.35% D	2.82% J
Supplemental Data
Net assets, end of period (000 omitted)	$8,379,733	$8,996,224	$7,503,942	$2,976,388	$1,943,853
Portfolio turnover rate K	43%	29%	47%	49%	125% J

A For the period October 30, 2018 (commencement of operations) through May 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.80%.

E Total distributions per share do not sum due to rounding.

F Total returns for periods of less than one year are not annualized.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Strategic Advisers Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).   The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity Emerging Markets Fund	$10

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$647,658,373
Gross unrealized depreciation	(1,207,012,794)
Net unrealized appreciation (depreciation)	$(559,354,421)
Tax Cost	$8,968,875,899

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$44,131,825
Capital loss carryforward	$(888,853,856)
Net unrealized appreciation (depreciation) on securities and other investments	$(559,749,971)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(590,464,371)
Long-term	(298,389,485)
Total capital loss carryforward	$(888,853,856)

The tax character of distributions paid was as follows:

	May 31, 2023	May 31, 2022
Ordinary Income	$196,585,510	$ 185,950,539
Long-term Capital Gains	-	178,355,853
Total	$196,585,510	$ 364,306,392

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity Emerging Markets Fund	3,645,156,216	3,365,927,790

5. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .46% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and FIL Investment Advisors each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Fidelity Emerging Markets Fund	$ 5,962

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Fidelity Emerging Markets Fund	20,337,465	23,684,627	(7,458,320)

6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Fidelity Emerging Markets Fund	$15,823

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Fidelity Emerging Markets Fund	$41,573	$ -	$-

9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $ 21,272,444.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $14,430 and $38, respectively.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity Emerging Markets Fund
Fidelity Emerging Markets Fund	13%
Fidelity SAI Emerging Markets Index Fund	21%
Fidelity SAI Emerging Markets Low Volatility Index Fund	21%
Fidelity SAI Emerging Markets Value Index Fund	64%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity Emerging Markets Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended May 31, 2023 and for the period October 30, 2018 (commencement of operations) through May 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the four years in the period ended May 31, 2023 and for the period October 30, 2018 (commencement of operations) through May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023

Strategic Advisers® Fidelity® Emerging Markets Fund	.21%
Actual		$ 1,000	$ 999.10	$ 1.05
Hypothetical- B		$ 1,000	$ 1,023.88	$ 1.06

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates $2,709,955 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 97.32% and 65.59% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Amended Sub-Advisory Agreement

Strategic Advisers Fidelity Emerging Markets Fund

In March 2023, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to the fee schedule for one investment mandate in the existing sub-advisory agreement among Strategic Advisers, FIAM LLC (the Sub-Adviser), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (Amended Sub-Advisory Agreement). The Board noted that the updated fee schedule in the Amended Sub-Advisory Agreement became effective as of February 1, 2023 and will result in a lower fee at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve the Amended Sub-Advisory Agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.   The Board considered the backgrounds of the investment personnel that provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund in connection with its annual renewal of the fund's management contract, sub-advisory agreements and sub-subadvisory agreements at its September 2022 meeting.

The Board noted that it had approved the existing sub-advisory agreement with the Sub-Adviser at its September 2022 meeting and the Amended Sub-Advisory Agreement will not result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.

The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the approval of the Amended Sub-Advisory Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement should continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.   The Board noted that the Amended Sub-Advisory Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee.

The Board also considered that the Amended Sub-Advisory Agreement is expected to result in a decrease in the total management fee rate of the fund.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.   Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits .  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the Amended Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale .  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreement because the fund is not expected to bear any additional expenses as a result of the Amended Sub-Advisory Agreement.

Conclusion .  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9890707.104
STE-ANN-0723
Strategic Advisers® Fidelity® Core Income Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Strategic Advisers® Fidelity® Core Income Fund	-2.02%	1.80%

A     From October 16, 2018
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® Core Income Fund, on October 16, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds returned -2.14% for the 12 months ending May 31, 2023, according to the Bloomberg U.S. Aggregate Bond Index. The first five months of the period saw a continuation of the notable bond market downturn that began in early 2022, when the U.S. Federal Reserve, faced with persistent inflationary pressure, began an aggressive series of interest rate hikes to combat it. The actions helped push nominal and real (inflation-adjusted) U.S. bond yields to their highest level in more than a decade. Bond prices, which move inversely to yields, fell sharply through October, and credit spreads widened, as investors demanded more yield for buying corporate debt and other credit-sensitive assets. In November, the bond market staged a broad rally (+3.68%) when comments by Fed Chair Powell pointed to a slowdown in the size of future rate hikes, and in December the Fed began raising rates in smaller increments. To date, the central bank has raised its benchmark rate ten times, by a total of 5.0 percentage points. With the market anticipating the end of the Fed's cycle later this year, the Aggregate index advanced 3.59% in the first four months of 2023 but returned -1.09% in May, when the continued strength of the labor market surprised analysts and suggested the Fed may need to keep rates higher for longer. For the full 12 months, short-term bonds outperformed longer-term issues, while higher-risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries.
Comments from Portfolio Manager Jonathan Duggan:
For the fiscal year ending May 31, 2023, the Fund returned -2.02%, faring slightly better than the -2.14% result of the benchmark Bloomberg Barclays U.S. Aggregate Bond Index. Among the Fund's underlying managers, Fidelity ® SAI Total Bond Fund (-1%), Fidelity Advisor ® Floating Rate High Income Fund (+6%) and the Core Investment Grade (IG) mandate from sub-adviser FIAM ® (-2%) were the top relative contributors. Fidelity SAI Total Bond benefited from positions in high-yield corporate credit and leveraged loans, along with underweight exposure to IG credit, and having less interest rate sensitivity than the broader Fund's benchmark during the first half of the period. FA Floating Rate High Income specializes in leveraged loans which outperformed most other fixed-income categories during the 12-month reporting period. Having lower interest rate sensitivity versus the broader Fund's benchmark aided FIAM Core IG, as did an underweight allocation to IG credit. Extending its duration and increasing exposure to IG credit helped FIAM later in the period. On the downside, Fidelity ® SAI Long-Term Treasury Bond Index Fund (-9%) was the biggest performance headwind, as its long duration faced a major challenge amid rising bond yields. I maintain an exposure to long-term U.S. Treasuries within the portfolio for both liquidity and risk-management purposes. During the period, I reallocated assets from Fidelity ® Intermediate Bond Fund and Fidelity Advisor ® Corporate Bond Fund into sub-advisory relationships with FIAM pursuing the same strategies. I initiated a position in Fidelity ® Short-Term Treasury Bond Index Fund to further boost portfolio liquidity and increase exposure to the short-maturity end of the yield curve.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary May 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Fidelity SAI Total Bond Fund	23.1
Fidelity SAI U.S. Treasury Bond Index Fund	9.9
Fidelity U.S. Bond Index Fund	5.0
Fidelity SAI Long-Term Treasury Bond Index Fund	4.4
Fidelity Intermediate Treasury Bond Index Fund	2.1
Fannie Mae 2.5% 1/1/28 to 9/1/52	1.8
Fidelity Advisor New Markets Income Fund Class Z	1.7
Fidelity Advisor Floating Rate High Income Fund Class Z	1.7
Fannie Mae 2% 2/1/28 to 4/1/52	1.6
U.S. Treasury Notes 2.875% 5/15/32	1.4
Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (6.5)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Percentages shown as 0.0% may reflect amounts less than 0.05%.

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Percentages in the above tables are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments May 31, 2023
Showing Percentage of Net Assets

Nonconvertible Bonds - 12.8%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.:
1.65% 2/1/28		2,253,000	1,951,063
2.25% 2/1/32		8,095,000	6,481,921
2.55% 12/1/33		2,825,000	2,219,957
2.75% 6/1/31		7,200,000	6,089,886
3.55% 9/15/55		3,426,000	2,357,025
3.65% 9/15/59		2,396,000	1,640,998
3.8% 12/1/57		49,962,000	35,548,098
4.3% 2/15/30		10,554,000	10,100,533
4.5% 5/15/35		2,388,000	2,200,643
4.75% 5/15/46		41,310,000	35,862,834
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		1,246,000	1,071,809
Cogent Communications Group, Inc. 7% 6/15/27 (b)		610,000	586,155
Frontier Communications Holdings LLC 5.875% 10/15/27 (b)		235,000	209,433
Level 3 Financing, Inc.:
3.4% 3/1/27 (b)		5,137,000	4,067,639
3.625% 1/15/29 (b)		85,000	45,917
10.5% 5/15/30 (b)		154,000	146,336
NTT Finance Corp.:
1.162% 4/3/26 (b)		2,595,000	2,342,912
1.591% 4/3/28 (b)		3,586,000	3,111,030
Sprint Capital Corp.:
6.875% 11/15/28		2,360,000	2,522,996
8.75% 3/15/32		1,315,000	1,595,762
Telecom Italia Capital SA:
6% 9/30/34		286,000	240,592
7.2% 7/18/36		1,090,000	971,542
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)		800,000	740,000
Verizon Communications, Inc.:
2.1% 3/22/28		2,703,000	2,385,589
2.355% 3/15/32		11,895,000	9,592,928
2.55% 3/21/31		3,016,000	2,525,676
2.987% 10/30/56		1,378,000	851,157
3% 11/20/60		5,215,000	3,197,033
3.15% 3/22/30		449,000	401,497
3.7% 3/22/61		7,473,000	5,326,706
4.016% 12/3/29		6,227,000	5,864,620
4.329% 9/21/28		11,705,000	11,376,618
4.4% 11/1/34		8,120,000	7,525,134
4.5% 8/10/33		653,000	617,010
5.012% 4/15/49		129,000	119,513
Virgin Media Finance PLC 5% 7/15/30 (b)		636,000	504,847
			172,393,409
Entertainment - 0.1%
Roblox Corp. 3.875% 5/1/30 (b)		670,000	573,721
The Walt Disney Co.:
2.2% 1/13/28		10,316,000	9,379,808
2.65% 1/13/31		13,000,000	11,299,555
3.8% 3/22/30		7,255,000	6,871,770
4.7% 3/23/50		3,114,000	2,902,501
6.65% 11/15/37		5,862,000	6,711,183
			37,738,538
Media - 0.6%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)		1,330,000	1,116,003
Altice Financing SA 5% 1/15/28 (b)		1,200,000	937,610
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (b)		940,000	752,977
4.5% 8/15/30 (b)		9,560,000	7,869,332
4.5% 5/1/32		2,380,000	1,862,632
4.5% 6/1/33 (b)		500,000	381,682
5% 2/1/28 (b)		2,401,000	2,182,058
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.8% 4/1/31		25,100,000	20,076,895
3.7% 4/1/51		24,646,000	15,111,077
3.85% 4/1/61		14,293,000	8,427,086
3.9% 6/1/52		40,000,000	25,161,472
4.2% 3/15/28		1,724,000	1,612,243
4.8% 3/1/50		29,000,000	21,231,058
4.908% 7/23/25		6,304,000	6,199,113
5.25% 4/1/53		5,418,000	4,224,304
5.375% 5/1/47		44,218,000	35,272,455
5.5% 4/1/63		2,304,000	1,781,472
5.75% 4/1/48		18,275,000	15,125,822
6.834% 10/23/55		10,000,000	9,250,986
Comcast Corp.:
2.937% 11/1/56		1,612,000	1,032,787
2.987% 11/1/63		6,248,000	3,872,885
3.75% 4/1/40		1,000,000	835,455
3.95% 10/15/25		1,057,000	1,038,890
3.999% 11/1/49		26,352,000	21,440,665
4.65% 7/15/42		2,578,000	2,362,432
CSC Holdings LLC 6.5% 2/1/29 (b)		1,500,000	1,177,769
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (b)(c)		925,000	38,864
Discovery Communications LLC:
3.625% 5/15/30		6,977,000	6,056,004
3.95% 3/20/28		8,095,000	7,498,930
4.65% 5/15/50		20,947,000	15,330,227
DISH Network Corp. 11.75% 11/15/27 (b)		1,210,000	1,158,099
Fox Corp.:
3.5% 4/8/30		5,947,000	5,373,892
4.709% 1/25/29		252,000	245,639
5.476% 1/25/39		2,513,000	2,327,605
5.576% 1/25/49		1,667,000	1,507,305
Gray Television, Inc. 4.75% 10/15/30 (b)		245,000	158,797
Lagardere S.C.A. 2.125% 10/16/26 (Reg. S)	EUR	1,400,000	1,466,282
Lamar Media Corp. 3.625% 1/15/31		515,000	430,025
Magallanes, Inc.:
3.428% 3/15/24		7,508,000	7,349,599
3.638% 3/15/25		5,651,000	5,468,935
3.755% 3/15/27		10,494,000	9,834,258
4.054% 3/15/29		6,665,000	6,089,207
4.279% 3/15/32		25,515,000	22,290,961
5.05% 3/15/42		9,304,000	7,527,603
5.141% 3/15/52		70,384,000	54,930,416
5.391% 3/15/62		3,419,000	2,659,543
Scripps Escrow II, Inc. 3.875% 1/15/29 (b)		225,000	173,250
Sirius XM Radio, Inc.:
3.875% 9/1/31 (b)		275,000	202,933
4.125% 7/1/30 (b)		10,000,000	7,864,946
5% 8/1/27 (b)		375,000	339,999
5.5% 7/1/29 (b)		2,890,000	2,522,673
TEGNA, Inc.:
4.625% 3/15/28		915,000	796,050
5% 9/15/29		115,000	98,607
Time Warner Cable LLC:
4.5% 9/15/42		886,000	656,613
5.5% 9/1/41		10,379,000	8,577,895
5.875% 11/15/40		12,748,000	11,041,468
6.55% 5/1/37		7,048,000	6,714,163
6.75% 6/15/39		5,390,000	5,102,866
7.3% 7/1/38		8,091,000	8,263,909
Virgin Media Secured Finance PLC 5.5% 5/15/29 (b)		415,000	372,999
VZ Secured Financing BV 5% 1/15/32 (b)		1,090,000	866,948
Ziggo Bond Co. BV 5.125% 2/28/30 (b)		345,000	264,567
Ziggo BV 4.875% 1/15/30 (b)		550,000	457,702
			422,396,939
Wireless Telecommunication Services - 0.2%
Millicom International Cellular SA:
4.5% 4/27/31 (b)		7,026,000	5,268,797
5.125% 1/15/28 (b)		540,000	462,775
Rogers Communications, Inc.:
3.2% 3/15/27 (b)		14,667,000	13,654,056
3.8% 3/15/32 (b)		17,728,000	15,666,667
4.55% 3/15/52 (b)		6,856,000	5,444,514
T-Mobile U.S.A., Inc.:
2.4% 3/15/29		3,185,000	2,762,573
2.625% 4/15/26		2,931,000	2,730,684
2.7% 3/15/32		13,401,000	11,123,550
2.875% 2/15/31		695,000	593,512
3.5% 4/15/25		2,693,000	2,611,292
3.75% 4/15/27		15,510,000	14,734,472
3.875% 4/15/30		22,877,000	21,225,240
5.65% 1/15/53		2,491,000	2,487,556
Vodafone Group PLC:
3.25% 6/4/81 (d)		1,806,000	1,588,034
4.125% 5/30/25		3,663,000	3,597,112
4.875% 10/3/78 (Reg. S) (d)	GBP	1,100,000	1,292,046
6.25% 10/3/78 (Reg. S) (d)		1,445,000	1,434,163
			106,677,043
TOTAL COMMUNICATION SERVICES			739,205,929
CONSUMER DISCRETIONARY - 0.8%
Automobile Components - 0.0%
Allison Transmission, Inc. 3.75% 1/30/31 (b)		615,000	519,270
Clarios Global LP / Clarios U.S. Finance Co. 6.75% 5/15/28 (b)		260,000	260,000
Dana, Inc. 4.5% 2/15/32		275,000	220,600
Macquarie AirFinance Holdings 8.375% 5/1/28 (b)		310,000	305,390
Robert Bosch GmbH:
4% 6/2/35 (Reg. S)	EUR	600,000	652,639
4.375% 6/2/43 (Reg. S)	EUR	500,000	549,138
Valeo SA 1% 8/3/28 (Reg. S)	EUR	200,000	173,025
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	1,400,000	1,302,303
ZF North America Capital, Inc. 6.875% 4/14/28 (b)		380,000	381,678
			4,364,043
Automobiles - 0.2%
Daimler Finance North America LLC 4.8% 3/30/28 (b)		6,600,000	6,584,560
Ford Motor Co.:
3.25% 2/12/32		7,505,000	5,702,936
5.291% 12/8/46		325,000	256,847
General Motors Co.:
5% 4/1/35		1,419,000	1,277,128
5.2% 4/1/45		1,619,000	1,346,656
5.4% 4/1/48		654,000	548,867
5.6% 10/15/32		3,114,000	2,999,189
5.95% 4/1/49		3,089,000	2,806,263
6.125% 10/1/25		1,724,000	1,750,157
General Motors Financial Co., Inc.:
1.05% 3/8/24		693,000	670,121
1.25% 1/8/26		5,114,000	4,591,907
2.35% 2/26/27		1,414,000	1,264,385
3.1% 1/12/32		7,510,000	6,053,460
4.15% 6/19/23		2,077,000	2,076,347
4.3% 4/6/29		6,975,000	6,450,918
4.35% 4/9/25		2,069,000	2,022,001
5.15% 8/15/26 (Reg. S)	GBP	440,000	529,480
5.4% 4/6/26		7,700,000	7,665,848
5.85% 4/6/30		10,453,000	10,349,778
6% 1/9/28		1,900,000	1,930,037
Stellantis Finance U.S., Inc.:
1.711% 1/29/27 (b)		3,733,000	3,299,899
2.691% 9/15/31 (b)		6,943,000	5,517,896
Thor Industries, Inc. 4% 10/15/29 (b)		355,000	290,241
Volkswagen Group of America Finance LLC:
1.25% 11/24/25 (b)		4,238,000	3,832,840
1.625% 11/24/27 (b)		7,473,000	6,463,281
3.35% 5/13/25 (b)		14,765,000	14,216,137
4.35% 6/8/27 (b)		3,394,000	3,301,957
4.75% 11/13/28 (b)		5,027,000	4,930,596
			108,729,732
Broadline Retail - 0.0%
Alibaba Group Holding Ltd.:
2.125% 2/9/31		2,350,000	1,924,503
2.7% 2/9/41		12,255,000	8,128,895
John Lewis PLC 6.125% 1/21/25	GBP	2,887,000	3,477,268
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	1,800,000	2,004,003
Match Group Holdings II LLC:
3.625% 10/1/31 (b)		410,000	333,990
4.125% 8/1/30 (b)		170,000	144,284
Nordstrom, Inc.:
4.25% 8/1/31		10,000,000	7,602,000
4.375% 4/1/30		1,185,000	941,802
			24,556,745
Distributors - 0.0%
Genuine Parts Co. 2.75% 2/1/32		3,756,000	3,104,380
Diversified Consumer Services - 0.0%
Adtalem Global Education, Inc. 5.5% 3/1/28 (b)		355,000	331,634
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)		765,000	742,672
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28		3,205,000	3,061,960
5.75% 6/15/43		223,000	228,016
Massachusetts Institute of Technology 3.885% 7/1/2116		4,116,000	3,143,997
Service Corp. International 5.125% 6/1/29		970,000	921,500
			8,429,779
Hotels, Restaurants & Leisure - 0.1%
Aramark Services, Inc.:
5% 2/1/28 (b)		3,530,000	3,336,203
6.375% 5/1/25 (b)		1,890,000	1,875,825
Carnival Corp.:
7.625% 3/1/26 (b)		915,000	867,528
10.5% 2/1/26 (b)		1,105,000	1,148,286
Churchill Downs, Inc. 6.75% 5/1/31 (b)		510,000	502,988
Garden SpinCo Corp. 8.625% 7/20/30 (b)		110,000	119,039
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (b)		660,000	545,729
3.75% 5/1/29 (b)		700,000	617,807
4% 5/1/31 (b)		1,535,000	1,324,800
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		164,000	159,242
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	1,185,000	1,286,504
McDonald's Corp. 4.875% 12/9/45		4,159,000	3,916,726
Melco Resorts Finance Ltd. 4.875% 6/6/25 (b)		750,000	698,008
MGM Resorts International 5.75% 6/15/25		820,000	814,448
NCL Corp. Ltd.:
5.875% 2/15/27 (b)		365,000	346,186
8.375% 2/1/28 (b)		255,000	263,678
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (b)		245,000	225,757
5.5% 4/1/28 (b)		755,000	694,593
7.25% 1/15/30 (b)		230,000	232,052
11.5% 6/1/25 (b)		325,000	342,875
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	1,260,000	1,332,734
3.375% 10/16/25 (Reg. S)	GBP	3,355,000	3,886,769
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (b)		290,000	266,075
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.5% 3/1/25 (b)		645,000	632,373
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125% 2/15/31 (b)		380,000	379,939
Yum! Brands, Inc.:
3.625% 3/15/31		963,000	821,705
5.35% 11/1/43		125,000	109,584
			26,747,453
Household Durables - 0.1%
Century Communities, Inc. 3.875% 8/15/29 (b)		325,000	278,257
D.R. Horton, Inc. 1.3% 10/15/26		15,859,000	14,040,808
Lennar Corp.:
4.75% 11/29/27		9,429,000	9,235,534
5% 6/15/27		12,243,000	12,064,228
5.25% 6/1/26		2,965,000	2,960,828
Newell Brands, Inc. 5.875% 4/1/36 (e)		270,000	216,000
Tempur Sealy International, Inc.:
3.875% 10/15/31 (b)		280,000	223,985
4% 4/15/29 (b)		590,000	502,029
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	1,820,000	1,504,131
Toll Brothers Finance Corp.:
4.35% 2/15/28		14,431,000	13,638,461
4.875% 11/15/25		1,562,000	1,520,232
4.875% 3/15/27		28,295,000	27,743,435
TopBuild Corp. 4.125% 2/15/32 (b)		580,000	486,898
			84,414,826
Leisure Products - 0.0%
Hasbro, Inc. 3% 11/19/24		6,474,000	6,225,903
Mattel, Inc.:
3.75% 4/1/29 (b)		430,000	374,997
6.2% 10/1/40		275,000	241,666
			6,842,566
Specialty Retail - 0.3%
Advance Auto Parts, Inc.:
1.75% 10/1/27		3,120,000	2,698,093
5.95% 3/9/28		5,301,000	5,390,501
Asbury Automotive Group, Inc.:
4.625% 11/15/29 (b)		175,000	154,253
5% 2/15/32 (b)		190,000	163,004
AutoNation, Inc.:
1.95% 8/1/28		7,691,000	6,295,604
2.4% 8/1/31		26,621,000	20,245,444
3.85% 3/1/32		3,363,000	2,841,785
4.75% 6/1/30		1,650,000	1,534,931
AutoZone, Inc.:
3.625% 4/15/25		187,000	181,569
4% 4/15/30		30,823,000	28,742,225
Bath & Body Works, Inc.:
6.625% 10/1/30 (b)		1,370,000	1,305,400
6.875% 11/1/35		835,000	756,424
Foot Locker, Inc. 4% 10/1/29 (b)		145,000	108,767
Gap, Inc. 3.875% 10/1/31 (b)		275,000	189,691
LCM Investments Holdings 4.875% 5/1/29 (b)		120,000	100,067
Lowe's Companies, Inc.:
1.7% 9/15/28		1,724,000	1,478,278
3% 10/15/50		7,286,000	4,701,187
3.75% 4/1/32		36,608,000	33,212,806
4.25% 4/1/52		14,990,000	11,992,075
4.45% 4/1/62		36,330,000	28,514,846
4.5% 4/15/30		2,414,000	2,359,311
4.8% 4/1/26		4,400,000	4,389,443
5.15% 7/1/33		7,000,000	6,983,866
5.625% 4/15/53		4,017,000	3,922,087
O'Reilly Automotive, Inc.:
3.9% 6/1/29		5,541,000	5,258,315
4.2% 4/1/30		193,000	183,539
4.35% 6/1/28		3,914,000	3,848,136
Ross Stores, Inc.:
0.875% 4/15/26		2,791,000	2,481,072
4.6% 4/15/25		3,207,000	3,171,565
The Home Depot, Inc.:
2.5% 4/15/27		123,000	115,204
5.95% 4/1/41		527,000	576,373
Triton Container International Ltd. 1.15% 6/7/24 (b)		3,394,000	3,199,481
Valvoline, Inc. 4.25% 2/15/30 (b)		165,000	161,886
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	1,300,000	1,103,849
			188,361,077
Textiles, Apparel & Luxury Goods - 0.1%
Crocs, Inc. 4.125% 8/15/31 (b)		285,000	231,920
Hanesbrands, Inc. 4.875% 5/15/26 (b)		615,000	572,796
Kontoor Brands, Inc. 4.125% 11/15/29 (b)		95,000	80,062
Levi Strauss & Co. 3.5% 3/1/31 (b)		355,000	293,411
Tapestry, Inc. 3.05% 3/15/32		45,762,000	36,825,947
The William Carter Co. 5.625% 3/15/27 (b)		446,000	435,474
Wolverine World Wide, Inc. 4% 8/15/29 (b)		380,000	303,126
			38,742,736
TOTAL CONSUMER DISCRETIONARY			494,293,337
CONSUMER STAPLES - 0.7%
Beverages - 0.2%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 4.9% 2/1/46		7,473,000	7,097,069
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36		7,862,000	7,701,385
4.9% 2/1/46		602,000	571,716
Anheuser-Busch InBev SA NV 9.75% 7/30/24	GBP	75,000	97,501
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30		22,095,000	20,734,823
4.35% 6/1/40		6,274,000	5,754,398
4.5% 6/1/50		4,359,000	3,950,195
4.6% 4/15/48		6,544,000	6,013,822
4.75% 1/23/29		11,220,000	11,300,551
4.9% 1/23/31		3,568,000	3,682,576
5.45% 1/23/39		5,480,000	5,690,517
5.8% 1/23/59 (Reg. S)		14,304,000	15,440,675
Constellation Brands, Inc. 2.875% 5/1/30		5,370,000	4,685,827
Molson Coors Beverage Co. 3% 7/15/26		1,552,000	1,461,386
PepsiCo, Inc.:
2.75% 3/19/30		5,700,000	5,155,991
3.9% 7/18/32		9,341,000	9,037,024
			108,375,456
Consumer Staples Distribution & Retail - 0.1%
7-Eleven, Inc. 0.95% 2/10/26 (b)		797,000	717,607
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (b)		2,290,000	1,991,105
4.625% 1/15/27 (b)		925,000	879,520
6.5% 2/15/28 (b)		510,000	506,813
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (b)		6,932,000	5,971,508
Dollar General Corp.:
3.5% 4/3/30		6,956,000	6,307,453
4.625% 11/1/27		2,000,000	1,986,022
Dollar Tree, Inc.:
2.65% 12/1/31		7,473,000	6,174,582
4% 5/15/25		8,121,000	7,937,433
4.2% 5/15/28		3,971,000	3,817,499
Sysco Corp. 6.6% 4/1/50		30,390,000	33,890,711
Tesco Corporate Treasury Services PLC 5.5% 2/27/35 (Reg. S)	GBP	1,550,000	1,804,233
U.S. Foods, Inc.:
4.625% 6/1/30 (b)		130,000	117,016
6.25% 4/15/25 (b)		1,210,000	1,207,476
			73,308,978
Food Products - 0.2%
Darling Ingredients, Inc.:
5.25% 4/15/27 (b)		615,000	597,844
6% 6/15/30 (b)		160,000	157,436
General Mills, Inc. 2.875% 4/15/30		1,277,000	1,139,862
JBS U.S.A. Lux SA / JBS Food Co.:
2.5% 1/15/27 (b)		23,449,000	20,488,564
3% 2/2/29 (b)		1,724,000	1,453,833
3% 5/15/32 (b)		21,344,000	16,327,029
3.625% 1/15/32 (b)		24,530,000	19,847,387
4.375% 2/2/52 (b)		3,413,000	2,282,894
5.125% 2/1/28 (b)		11,858,000	11,426,613
5.5% 1/15/30 (b)		33,147,000	31,492,302
5.75% 4/1/33 (b)		12,805,000	11,941,303
6.5% 12/1/52 (b)		4,982,000	4,506,740
JDE Peet's BV:
1.375% 1/15/27 (b)		3,516,000	3,050,839
2.25% 9/24/31 (b)		5,160,000	4,010,444
Kraft Heinz Foods Co.:
4.875% 10/1/49		10,000,000	9,000,541
7.125% 8/1/39 (b)		9,489,000	10,547,710
Lamb Weston Holdings, Inc.:
4.375% 1/31/32 (b)		855,000	758,439
4.875% 5/15/28 (b)		825,000	796,345
Pilgrim's Pride Corp. 4.25% 4/15/31		740,000	632,053
Post Holdings, Inc. 4.625% 4/15/30 (b)		905,000	792,503
Smithfield Foods, Inc. 3% 10/15/30 (b)		1,317,000	1,036,954
TreeHouse Foods, Inc. 4% 9/1/28		390,000	335,603
Viterra Finance BV 4.9% 4/21/27 (b)		8,282,000	7,933,051
			160,556,289
Personal Care Products - 0.0%
BellRing Brands, Inc. 7% 3/15/30 (b)		270,000	273,745
Kenvue, Inc.:
5% 3/22/30 (b)		6,400,000	6,526,012
5.05% 3/22/28 (b)		6,400,000	6,536,972
Prestige Brands, Inc. 3.75% 4/1/31 (b)		340,000	279,803
			13,616,532
Tobacco - 0.2%
Altria Group, Inc.:
2.35% 5/6/25		346,000	327,868
2.45% 2/4/32		3,659,000	2,865,070
3.4% 2/4/41		6,414,000	4,395,618
4.25% 8/9/42		760,000	587,674
4.8% 2/14/29		2,436,000	2,382,313
BAT Capital Corp.:
2.125% 8/15/25	GBP	1,225,000	1,398,732
2.259% 3/25/28		7,192,000	6,179,626
2.726% 3/25/31		9,590,000	7,649,372
3.215% 9/6/26		7,027,000	6,571,051
3.222% 8/15/24		4,418,000	4,288,165
3.557% 8/15/27		4,982,000	4,580,558
3.984% 9/25/50		3,114,000	2,049,613
4.7% 4/2/27		3,434,000	3,350,189
7.75% 10/19/32		5,978,000	6,541,329
BAT International Finance PLC:
1.668% 3/25/26		4,276,000	3,853,560
4.448% 3/16/28		4,764,000	4,520,657
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (b)		2,862,000	2,762,595
3.5% 7/26/26 (b)		4,835,000	4,531,420
4.25% 7/21/25 (b)		2,935,000	2,827,672
6.125% 7/27/27 (b)		1,197,000	1,217,444
Philip Morris International, Inc.:
4.375% 11/15/41		1,174,000	984,858
5.125% 11/17/27		5,500,000	5,556,624
5.125% 2/15/30		11,162,000	11,046,779
5.625% 11/17/29		5,449,000	5,582,684
5.75% 11/17/32		5,790,000	5,933,964
Reynolds American, Inc.:
4.45% 6/12/25		328,000	320,887
5.7% 8/15/35		171,000	159,990
			102,466,312
TOTAL CONSUMER STAPLES			458,323,567
ENERGY - 1.1%
Energy Equipment & Services - 0.0%
Baker Hughes Co.:
2.061% 12/15/26		656,000	595,419
4.486% 5/1/30		7,473,000	7,227,549
Jonah Energy Parent LLC 12% 11/5/25 (f)(g)		105,530	103,420
Technip Energies NV 1.125% 5/28/28	EUR	1,365,000	1,255,879
Valaris Ltd. 8.375% 4/30/30 (b)		380,000	377,302
			9,559,569
Oil, Gas & Consumable Fuels - 1.1%
Apache Corp.:
5.1% 9/1/40		330,000	271,425
5.25% 2/1/42		495,000	401,905
5.35% 7/1/49		80,000	60,968
Boardwalk Pipelines LP 4.95% 12/15/24		2,304,000	2,278,937
Canadian Natural Resources Ltd.:
2.95% 7/15/30		8,571,000	7,413,121
3.9% 2/1/25		3,591,000	3,492,109
5.85% 2/1/35		296,000	289,286
6.25% 3/15/38		2,434,000	2,493,381
Cenovus Energy, Inc.:
2.65% 1/15/32		768,000	622,801
3.75% 2/15/52		2,379,000	1,642,512
4.25% 4/15/27		7,315,000	7,053,482
5.25% 6/15/37		1,750,000	1,627,180
5.375% 7/15/25		5,690,000	5,651,388
5.4% 6/15/47		2,496,000	2,236,984
6.75% 11/15/39		5,532,000	5,781,134
Centennial Resource Production LLC 5.875% 7/1/29 (b)		145,000	134,850
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25		3,563,000	3,566,544
Cheniere Energy Partners LP:
3.25% 1/31/32		1,045,000	854,986
4% 3/1/31		925,000	814,082
Cheniere Energy, Inc. 4.625% 10/15/28		595,000	558,376
CNX Midstream Partners LP 4.75% 4/15/30 (b)		115,000	95,232
Columbia Pipeline Group, Inc. 4.5% 6/1/25		852,000	837,691
ConocoPhillips Co.:
6.5% 2/1/39		2,573,000	2,942,933
6.95% 4/15/29		1,706,000	1,897,106
Continental Resources, Inc. 5.75% 1/15/31 (b)		895,000	852,596
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (b)		1,653,000	1,558,861
5.75% 4/1/25		2,038,000	1,998,911
6% 2/1/29 (b)		1,420,000	1,313,670
7.375% 2/1/31 (b)		275,000	269,926
CVR Energy, Inc.:
5.25% 2/15/25 (b)		790,000	751,748
5.75% 2/15/28 (b)		105,000	88,250
DCP Midstream Operating LP:
5.125% 5/15/29		17,846,000	17,340,735
5.375% 7/15/25		5,723,000	5,659,882
5.6% 4/1/44		2,939,000	2,719,294
5.625% 7/15/27		620,000	624,294
6.45% 11/3/36 (b)		210,000	211,670
6.75% 9/15/37 (b)		1,198,000	1,257,862
8.125% 8/16/30		15,000	16,736
Eastern Gas Transmission & Storage, Inc.:
3% 11/15/29		6,572,000	5,835,950
3.9% 11/15/49		4,359,000	3,147,294
EG Global Finance PLC 6.75% 2/7/25 (b)		530,000	509,367
Enbridge, Inc.:
4.25% 12/1/26		3,200,000	3,111,702
5.5% 12/1/46		2,122,000	1,988,639
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (b)		435,000	429,563
Energy Transfer LP:
2.9% 5/15/25		2,069,000	1,965,727
3.75% 5/15/30		10,278,000	9,308,927
4% 10/1/27		2,525,000	2,386,946
4.2% 9/15/23		734,000	730,204
4.25% 4/1/24		7,146,000	7,042,065
4.5% 4/15/24		2,806,000	2,778,248
4.95% 6/15/28		8,476,000	8,280,794
5% 5/15/50		42,639,000	34,879,190
5.25% 4/15/29		2,564,000	2,531,411
5.4% 10/1/47		3,324,000	2,857,610
5.75% 2/15/33		2,491,000	2,497,778
5.8% 6/15/38		2,595,000	2,473,970
5.875% 1/15/24		2,081,000	2,081,466
6% 6/15/48		2,491,000	2,293,024
6.125% 12/15/45		650,000	605,715
6.25% 4/15/49		1,761,000	1,675,928
EnLink Midstream LLC 5.625% 1/15/28 (b)		105,000	101,150
EnLink Midstream Partners LP:
5.05% 4/1/45		140,000	108,393
5.45% 6/1/47		290,000	230,715
5.6% 4/1/44		490,000	393,666
EQM Midstream Partners LP:
4.75% 1/15/31 (b)		550,000	471,999
5.5% 7/15/28		440,000	412,445
6.5% 7/1/27 (b)		465,000	454,238
6.5% 7/15/48		265,000	216,473
7.5% 6/1/27 (b)		515,000	518,171
EQT Corp.:
3.9% 10/1/27		1,440,000	1,337,796
5.7% 4/1/28		2,186,000	2,174,153
Equinor ASA 1.75% 1/22/26		380,000	353,010
Florida Gas Transmission Co. LLC 4.35% 7/15/25 (b)		2,808,000	2,740,892
Global Partners LP/GLP Finance Corp. 7% 8/1/27		2,410,000	2,313,600
Hess Corp.:
4.3% 4/1/27		22,164,000	21,468,607
5.6% 2/15/41		65,976,000	62,151,483
5.8% 4/1/47		11,931,000	11,432,975
7.125% 3/15/33		1,403,000	1,530,421
7.3% 8/15/31		3,686,000	4,044,627
7.875% 10/1/29		8,241,000	9,177,457
Hess Midstream Partners LP:
5.125% 6/15/28 (b)		780,000	730,275
5.5% 10/15/30 (b)		115,000	104,212
5.625% 2/15/26 (b)		4,262,000	4,182,088
Hilcorp Energy I LP/Hilcorp Finance Co.:
6% 4/15/30 (b)		520,000	468,745
6.25% 11/1/28 (b)		185,000	172,818
Holly Energy Partners LP/Holly Energy Finance Corp.:
5% 2/1/28 (b)		910,000	838,320
6.375% 4/15/27 (b)		215,000	212,254
Kinder Morgan Energy Partners LP 3.5% 9/1/23		1,042,000	1,036,312
Kinder Morgan, Inc. 3.6% 2/15/51		26,000,000	17,479,124
Magellan Midstream Partners LP 3.25% 6/1/30		6,352,000	5,550,640
MPLX LP:
1.75% 3/1/26		7,504,000	6,841,298
2.65% 8/15/30		7,473,000	6,256,051
4% 2/15/25		172,000	167,606
4% 3/15/28		3,724,000	3,536,816
4.8% 2/15/29		1,376,000	1,339,235
4.875% 12/1/24		237,000	234,247
4.95% 9/1/32		16,311,000	15,634,718
5.5% 2/15/49		4,129,000	3,680,959
5.65% 3/1/53		8,756,000	7,988,402
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)		110,000	92,915
New Fortress Energy, Inc.:
6.5% 9/30/26 (b)		1,930,000	1,710,454
6.75% 9/15/25 (b)		1,300,000	1,196,752
Occidental Petroleum Corp.:
2.9% 8/15/24		2,843,000	2,735,606
3.5% 8/15/29		465,000	403,813
4.2% 3/15/48		310,000	230,008
4.3% 8/15/39		165,000	129,804
4.4% 4/15/46		480,000	363,600
4.4% 8/15/49		545,000	406,025
5.55% 3/15/26		6,151,000	6,135,623
6.125% 1/1/31		365,000	370,931
6.2% 3/15/40		160,000	156,200
6.45% 9/15/36		5,135,000	5,224,863
6.6% 3/15/46		4,886,000	5,009,127
7.5% 5/1/31		7,400,000	8,037,140
7.875% 9/15/31		100,000	110,620
8.875% 7/15/30		345,000	397,578
Ovintiv, Inc.:
5.15% 11/15/41		4,009,000	3,372,228
7.375% 11/1/31		648,000	691,527
8.125% 9/15/30		8,544,000	9,356,885
Petroleos Mexicanos:
4.5% 1/23/26		4,359,000	3,857,759
5.95% 1/28/31		3,260,000	2,328,129
6.35% 2/12/48		1,560,000	900,510
6.49% 1/23/27		4,247,000	3,657,198
6.5% 3/13/27		14,914,000	12,865,562
6.7% 2/16/32		1,635,000	1,219,301
6.75% 9/21/47		22,490,000	13,525,261
6.84% 1/23/30		12,004,000	9,318,105
6.95% 1/28/60		32,166,000	19,047,097
7.69% 1/23/50		100,606,000	64,865,719
Phillips 66 Co.:
0.9% 2/15/24		2,173,000	2,102,067
3.85% 4/9/25		146,000	142,539
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29		1,968,000	1,741,082
3.8% 9/15/30		1,055,000	937,514
3.85% 10/15/23		4,017,000	3,980,013
4.65% 10/15/25		3,649,000	3,587,337
Rockies Express Pipeline LLC:
4.8% 5/15/30 (b)		735,000	634,739
4.95% 7/15/29 (b)		276,000	247,644
6.875% 4/15/40 (b)		105,000	90,300
Sabine Pass Liquefaction LLC 4.5% 5/15/30		14,626,000	13,829,317
Southeast Supply Header LLC 4.25% 6/15/24 (b)		1,472,000	1,394,293
Spectra Energy Partners LP:
3.375% 10/15/26		2,589,000	2,447,830
4.5% 3/15/45		543,000	440,148
Suncor Energy, Inc. 6.5% 6/15/38		2,128,000	2,220,249
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		635,000	565,270
5.875% 3/15/28		135,000	130,027
6% 4/15/27		1,005,000	988,436
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (b)		125,000	112,859
6% 12/31/30 (b)		655,000	569,018
6% 9/1/31 (b)		270,000	229,613
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.5% 3/1/30		135,000	129,703
The Williams Companies, Inc.:
2.6% 3/15/31		7,660,000	6,335,600
3.5% 11/15/30		18,113,000	16,236,050
4.3% 3/4/24		859,000	849,717
4.55% 6/24/24		878,000	867,270
4.65% 8/15/32		22,370,000	21,163,083
5.1% 9/15/45		9,765,000	8,640,757
5.3% 8/15/52		5,092,000	4,595,289
5.4% 3/2/26		6,100,000	6,149,721
5.75% 6/24/44		2,747,000	2,629,774
TransCanada PipeLines Ltd. 4.25% 5/15/28		6,103,000	5,855,252
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30		279,000	248,600
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (b)		340,000	295,810
3.875% 11/1/33 (b)		275,000	225,257
4.125% 8/15/31 (b)		325,000	280,176
6.25% 1/15/30 (b)		380,000	376,724
Venture Global LNG, Inc. 8.125% 6/1/28 (b)		505,000	507,525
Western Gas Partners LP:
3.95% 6/1/25		1,280,000	1,230,996
4.3% 2/1/30		14,584,000	12,966,276
4.65% 7/1/26		2,194,000	2,116,191
4.75% 8/15/28		1,236,000	1,167,143
6.15% 4/1/33		4,400,000	4,387,416
			696,541,722
TOTAL ENERGY			706,101,291
FINANCIALS - 5.8%
Banks - 3.1%
AIB Group PLC:
2.25% 4/4/28 (Reg. S) (d)	EUR	3,400,000	3,307,976
2.875% 5/30/31 (Reg. S) (d)	EUR	700,000	679,297
4.263% 4/10/25 (b)(d)		3,226,000	3,150,773
4.625% 7/23/29 (Reg. S) (d)	EUR	200,000	210,700
7.583% 10/14/26 (b)(d)		6,258,000	6,407,630
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (d)	EUR	895,000	829,062
Banco Santander SA 2.749% 12/3/30		10,800,000	8,456,002
Bank of America Corp.:
3 month U.S. LIBOR + 0.640% 2.015% 2/13/26 (d)(h)		5,605,000	5,256,156
1.197% 10/24/26 (d)		6,035,000	5,439,437
1.319% 6/19/26 (d)		1,966,000	1,803,376
1.734% 7/22/27 (d)		25,000,000	22,295,060
1.898% 7/23/31 (d)		6,975,000	5,549,146
2.299% 7/21/32 (d)		50,000,000	39,843,183
2.496% 2/13/31 (d)		6,724,000	5,634,192
2.592% 4/29/31 (d)		7,784,000	6,537,506
2.972% 2/4/33 (d)		38,682,000	32,262,113
3.194% 7/23/30 (d)		10,561,000	9,315,460
3.384% 4/2/26 (d)		3,052,000	2,936,528
3.419% 12/20/28 (d)		5,193,000	4,775,443
3.5% 4/19/26		6,078,000	5,855,476
3.705% 4/24/28 (d)		3,914,000	3,679,107
3.95% 4/21/25		39,384,000	38,363,545
3.97% 3/5/29 (d)		3,624,000	3,418,194
3.974% 2/7/30 (d)		2,345,000	2,175,408
4.1% 7/24/23		1,426,000	1,421,744
4.183% 11/25/27		6,909,000	6,622,887
4.2% 8/26/24		11,290,000	11,104,899
4.25% 10/22/26		40,217,000	38,903,591
4.271% 7/23/29 (d)		1,207,000	1,147,303
4.45% 3/3/26		7,724,000	7,553,092
4.571% 4/27/33 (d)		8,718,000	8,189,268
4.948% 7/22/28 (d)		5,000,000	4,945,534
5.015% 7/22/33 (d)		35,614,000	34,811,305
6.11% 1/29/37		1,340,000	1,402,640
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (d)	EUR	4,235,000	3,939,993
2.029% 9/30/27 (b)(d)		2,500,000	2,172,329
4.5% 11/25/23 (b)		3,958,000	3,911,933
Bank of Montreal 1.85% 5/1/25		2,414,000	2,261,403
Bank of Nova Scotia 4.5% 12/16/25		6,348,000	6,183,445
Banque Federative du Credit Mutuel SA 4.524% 7/13/25 (b)		2,937,000	2,871,394
Barclays PLC:
1.007% 12/10/24 (d)		1,359,000	1,316,791
2.279% 11/24/27 (d)		31,514,000	28,000,983
2.852% 5/7/26 (d)		18,341,000	17,234,671
3.65% 3/16/25		2,431,000	2,334,527
3.811% 3/10/42 (d)		7,473,000	5,332,496
3.932% 5/7/25 (d)		3,114,000	3,047,259
4.375% 1/12/26		4,468,000	4,315,219
4.836% 5/9/28		6,102,000	5,645,870
5.088% 6/20/30 (d)		35,939,000	33,370,040
5.2% 5/12/26		1,556,000	1,509,881
5.262% 1/29/34 (Reg. S) (d)	EUR	510,000	550,375
5.304% 8/9/26 (d)		1,387,000	1,366,916
5.501% 8/9/28 (d)		3,000,000	2,954,909
5.746% 8/9/33 (d)		2,657,000	2,567,440
6.224% 5/9/34 (d)		5,270,000	5,320,567
7.437% 11/2/33 (d)		7,898,000	8,609,681
8.407% 11/14/32 (Reg. S) (d)	GBP	750,000	946,929
BNP Paribas SA:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 1.323% 1/13/27 (b)(d)(h)		7,967,000	7,107,137
1.904% 9/30/28 (b)(d)		7,317,000	6,279,302
2.159% 9/15/29 (b)(d)		7,271,000	6,109,709
2.219% 6/9/26 (b)(d)		17,115,000	15,884,858
2.5% 3/31/32 (Reg. S) (d)	EUR	2,500,000	2,398,140
2.591% 1/20/28 (b)(d)		2,740,000	2,465,984
2.824% 1/26/41 (b)		5,791,000	3,809,328
4.125% 5/24/33 (Reg. S)	EUR	1,900,000	2,039,830
BPCE SA:
1.5% 1/13/42 (Reg. S) (d)	EUR	2,200,000	1,982,862
2.277% 1/20/32 (b)(d)		7,519,000	5,825,525
3.116% 10/19/32 (b)(d)		6,103,000	4,718,409
4.875% 4/1/26 (b)		7,383,000	7,142,646
Canadian Imperial Bank of Commerce:
3.45% 4/7/27		16,220,000	15,329,098
3.6% 4/7/32		16,310,000	14,675,841
Capital One NA 2.28% 1/28/26 (d)		1,962,000	1,832,918
Citigroup, Inc.:
1.122% 1/28/27 (d)		2,000,000	1,788,112
2.666% 1/29/31 (d)		5,106,000	4,341,706
3.106% 4/8/26 (d)		10,649,000	10,208,071
3.785% 3/17/33 (d)		6,227,000	5,528,970
3.98% 3/20/30 (d)		7,473,000	6,928,546
4.075% 4/23/29 (d)		4,606,000	4,352,080
4.125% 7/25/28		6,909,000	6,485,527
4.3% 11/20/26		1,766,000	1,704,098
4.4% 6/10/25		20,170,000	19,697,417
4.412% 3/31/31 (d)		40,428,000	38,237,638
4.45% 9/29/27		21,445,000	20,605,783
4.6% 3/9/26		19,167,000	18,700,673
4.91% 5/24/33 (d)		3,274,000	3,182,991
5.3% 5/6/44		9,501,000	8,690,543
5.5% 9/13/25		7,738,000	7,736,261
5.875% 7/1/24 (Reg. S)	GBP	1,100,000	1,357,809
6.174% 5/25/34 (d)		17,301,000	17,545,774
8.125% 7/15/39		1,076,000	1,366,722
Citizens Financial Group, Inc. 2.638% 9/30/32		11,627,000	7,974,778
Commerzbank AG 8.625% 2/28/33 (Reg. S) (d)	GBP	200,000	244,370
Commonwealth Bank of Australia:
2.688% 3/11/31 (b)		3,046,000	2,400,386
3.61% 9/12/34 (b)(d)		3,723,000	3,165,326
3.784% 3/14/32 (b)		16,472,000	13,777,352
Credit Agricole SA:
1.25% 10/2/24 (Reg. S)	GBP	500,000	585,764
2.811% 1/11/41 (b)		4,167,000	2,731,766
4.875% 10/23/29 (Reg. S)	GBP	400,000	475,696
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (d)	GBP	1,760,000	1,860,945
3.875% 9/12/23 (b)		1,035,000	1,027,537
4.625% 4/13/27 (Reg. S) (d)	GBP	500,000	598,733
DNB Bank ASA:
1.535% 5/25/27 (b)(d)		51,990,000	46,118,042
1.605% 3/30/28 (b)(d)		3,208,000	2,789,917
Fifth Third Bancorp 8.25% 3/1/38		2,155,000	2,429,933
First Citizens Bank & Trust Co.:
3.929% 6/19/24 (d)		2,160,000	2,134,548
6.125% 3/9/28		40,920,000	40,621,046
HAT Holdings I LLC/HAT Holdings II LLC 3.375% 6/15/26 (b)		350,000	306,250
HSBC Holdings PLC:
0.976% 5/24/25 (d)		862,000	818,896
1.645% 4/18/26 (d)		4,312,000	3,979,679
2.251% 11/22/27 (d)		38,869,000	34,569,406
2.357% 8/18/31 (d)		15,444,000	12,427,807
2.848% 6/4/31 (d)		6,103,000	5,098,162
2.999% 3/10/26 (d)		2,759,000	2,620,045
4.041% 3/13/28 (d)		3,739,000	3,527,892
4.25% 3/14/24		1,433,000	1,410,167
4.292% 9/12/26 (d)		1,724,000	1,666,661
4.762% 3/29/33 (d)		7,815,000	7,073,411
4.787% 3/10/32 (Reg. S) (d)	EUR	1,270,000	1,371,822
4.856% 5/23/33 (Reg. S) (d)	EUR	1,600,000	1,731,105
4.95% 3/31/30		2,810,000	2,746,172
5.21% 8/11/28 (d)		4,064,000	4,005,189
5.25% 3/14/44		1,039,000	922,718
5.402% 8/11/33 (d)		5,345,000	5,230,897
7.39% 11/3/28 (d)		900,000	961,406
8.201% 11/16/34 (Reg. S) (d)	GBP	1,000,000	1,288,732
Huntington Bancshares, Inc.:
2.487% 8/15/36 (d)		6,200,000	4,359,192
4.443% 8/4/28 (d)		6,438,000	5,982,140
Huntington National Bank 5.699% 11/18/25 (d)		3,900,000	3,699,150
ING Groep NV:
1.726% 4/1/27 (d)		1,250,000	1,120,555
4.017% 3/28/28 (d)		9,341,000	8,848,219
4.252% 3/28/33 (d)		6,227,000	5,700,265
4.75% 5/23/34 (Reg. S) (d)	EUR	2,600,000	2,799,650
Intesa Sanpaolo SpA:
4.198% 6/1/32 (b)(d)		17,320,000	13,104,519
5.017% 6/26/24 (b)		10,324,000	10,042,249
5.71% 1/15/26 (b)		94,108,000	89,582,127
JPMorgan Chase & Co.:
1.045% 11/19/26 (d)		2,014,000	1,813,553
1.47% 9/22/27 (d)		3,410,000	3,022,081
2.069% 6/1/29 (d)		7,286,000	6,304,313
2.083% 4/22/26 (d)		2,448,000	2,301,683
2.522% 4/22/31 (d)		4,724,000	4,011,328
2.58% 4/22/32 (d)		1,300,000	1,082,295
2.739% 10/15/30 (d)		9,341,000	8,093,665
2.947% 2/24/28 (d)		6,239,000	5,774,162
2.956% 5/13/31 (d)		11,536,000	9,855,318
2.963% 1/25/33 (d)		9,341,000	7,906,005
3.797% 7/23/24 (d)		1,669,000	1,664,168
3.875% 9/10/24		1,782,000	1,747,255
4.125% 12/15/26		17,128,000	16,771,229
4.25% 10/1/27		3,379,000	3,296,967
4.323% 4/26/28 (d)		9,341,000	9,092,184
4.586% 4/26/33 (d)		50,039,000	47,986,844
4.912% 7/25/33 (d)		112,454,000	110,586,430
5.717% 9/14/33 (d)		65,636,000	66,421,402
Jyske Bank A/S 5% 10/26/28 (d)	EUR	600,000	641,883
KBC Group NV 5.796% 1/19/29 (b)(d)		6,314,000	6,362,365
Lloyds Bank Corporate Markets PLC:
1.5% 6/23/23 (Reg. S)	GBP	470,000	583,218
1.75% 7/11/24 (Reg. S)	GBP	500,000	594,208
Lloyds Banking Group PLC:
1.985% 12/15/31 (d)	GBP	1,195,000	1,254,323
2.438% 2/5/26 (d)		575,000	543,095
3.87% 7/9/25 (d)		3,425,000	3,342,048
4.375% 3/22/28		4,320,000	4,159,513
4.5% 1/11/29 (Reg. S) (d)	EUR	630,000	675,507
4.976% 8/11/33 (d)		6,517,000	6,166,664
7.953% 11/15/33 (d)		6,196,000	6,770,002
Mitsubishi UFJ Financial Group, Inc.:
1.412% 7/17/25		2,000,000	1,833,176
1.538% 7/20/27 (d)		3,276,000	2,899,769
1.64% 10/13/27 (d)		4,211,000	3,712,834
2.193% 2/25/25		2,462,000	2,324,068
4.05% 9/11/28		1,724,000	1,655,279
4.08% 4/19/28 (d)		9,123,000	8,710,065
5.017% 7/20/28 (d)		4,690,000	4,635,508
Mizuho Financial Group, Inc.:
1.234% 5/22/27 (d)		5,448,000	4,805,686
1.554% 7/9/27 (d)		2,200,000	1,945,129
2.564% 9/13/31		10,586,000	8,360,579
4.254% 9/11/29 (d)		1,035,000	979,393
NatWest Group PLC:
1.642% 6/14/27 (d)		1,207,000	1,068,385
3.073% 5/22/28 (d)		9,914,000	9,009,589
3.619% 3/29/29 (Reg. S) (d)	GBP	1,600,000	1,756,704
3.622% 8/14/30 (Reg. S) (d)	GBP	3,400,000	3,937,599
4.519% 6/25/24 (d)		2,372,000	2,367,697
4.8% 4/5/26		19,815,000	19,531,800
5.125% 5/28/24		35,958,000	35,431,493
5.847% 3/2/27 (d)		6,200,000	6,216,875
7.416% 6/6/33 (Reg. S) (d)	GBP	850,000	1,050,569
Nordea Bank ABP 4.125% 5/5/28 (Reg. S)	EUR	1,700,000	1,819,663
PNC Financial Services Group, Inc. 5.068% 1/24/34 (d)		15,132,000	14,609,803
Rabobank Nederland:
1.98% 12/15/27 (b)(d)		3,614,000	3,185,023
3.649% 4/6/28 (b)(d)		6,943,000	6,476,095
3.75% 7/21/26		4,206,000	3,949,322
4% 1/10/30 (Reg. S)	EUR	800,000	848,400
4.375% 8/4/25		4,789,000	4,663,386
Regions Financial Corp. 2.25% 5/18/25		1,067,000	984,946
Royal Bank of Canada 4.65% 1/27/26		661,000	650,260
Santander Holdings U.S.A., Inc.:
2.49% 1/6/28 (d)		7,024,000	6,138,105
5.807% 9/9/26 (d)		3,713,000	3,664,098
6.499% 3/9/29 (d)		2,743,000	2,780,844
Societe Generale:
1.038% 6/18/25 (b)(d)		75,000,000	70,630,589
1.488% 12/14/26 (b)(d)		21,416,000	18,872,191
1.792% 6/9/27 (b)(d)		2,160,000	1,886,468
2.625% 10/16/24 (b)		436,000	414,183
3.625% 3/1/41 (b)		7,784,000	4,882,367
4.25% 4/14/25 (b)		9,840,000	9,418,447
4.677% 6/15/27 (b)		4,831,000	4,690,481
4.75% 11/24/25 (b)		8,022,000	7,619,640
6.221% 6/15/33 (b)(d)		8,407,000	7,827,608
6.446% 1/10/29 (b)(d)		6,850,000	6,906,196
6.691% 1/10/34 (b)(d)		550,000	563,408
7.367% 1/10/53 (b)		3,114,000	2,987,595
Standard Chartered PLC 3.785% 5/21/25 (b)(d)		4,320,000	4,216,083
Sumitomo Mitsui Financial Group, Inc. 1.402% 9/17/26		3,035,000	2,682,341
Synchrony Bank 5.625% 8/23/27		2,097,000	1,957,825
The Toronto-Dominion Bank 2.8% 3/10/27		2,626,000	2,415,435
Truist Financial Corp.:
4.123% 6/6/28 (d)		2,000,000	1,891,733
4.26% 7/28/26 (d)		3,031,000	2,913,889
5.122% 1/26/34 (d)		4,235,000	4,045,608
UniCredit SpA:
1.982% 6/3/27 (b)(d)		6,165,000	5,453,218
2.731% 1/15/32 (Reg. S) (d)	EUR	3,365,000	3,147,818
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (d)	GBP	1,075,000	1,220,571
Wells Fargo & Co.:
2.125% 12/20/23 (Reg. S)	GBP	475,000	579,384
2.164% 2/11/26 (d)		2,935,000	2,771,455
2.188% 4/30/26 (d)		10,957,000	10,307,439
2.406% 10/30/25 (d)		7,739,000	7,394,177
2.879% 10/30/30 (d)		2,200,000	1,903,603
3.068% 4/30/41 (d)		7,784,000	5,654,896
3.526% 3/24/28 (d)		25,667,000	24,056,878
4.3% 7/22/27		28,701,000	27,658,736
4.478% 4/4/31 (d)		19,300,000	18,367,797
4.897% 7/25/33 (d)		106,510,000	102,744,101
Wells Fargo Bank NA 5.25% 8/1/23 (Reg. S)	GBP	450,000	558,856
Westpac Banking Corp.:
U.S. TREASURY 1 YEAR INDEX + 2.680% 5.405% 8/10/33 (d)(h)		12,205,000	11,560,221
4.11% 7/24/34 (d)		5,791,000	5,121,359
Zions Bancorp NA 3.25% 10/29/29		5,124,000	3,652,700
			2,021,840,160
Capital Markets - 1.0%
Affiliated Managers Group, Inc. 4.25% 2/15/24		1,396,000	1,379,317
Ares Capital Corp.:
3.25% 7/15/25		42,000,000	38,845,149
3.875% 1/15/26		22,188,000	20,594,110
4.2% 6/10/24		15,463,000	15,078,775
Blackstone Holdings Finance Co. LLC:
2.8% 9/30/50 (b)		1,245,000	703,896
3.5% 9/10/49 (b)		4,614,000	3,036,813
Coinbase Global, Inc. 3.625% 10/1/31 (b)		695,000	404,821
Credit Suisse Group AG:
1.305% 2/2/27 (b)(d)		3,100,000	2,676,850
2.125% 10/13/26 (Reg. S) (d)	EUR	2,500,000	2,473,729
2.125% 11/15/29 (Reg. S) (d)	GBP	1,300,000	1,272,889
2.593% 9/11/25 (b)(d)		17,956,000	16,899,469
3.091% 5/14/32 (b)(d)		5,293,000	4,254,857
3.75% 3/26/25		9,717,000	9,124,263
4.194% 4/1/31 (b)(d)		44,614,000	39,210,798
4.207% 6/12/24 (b)(d)		4,655,000	4,593,787
4.282% 1/9/28 (b)		2,250,000	2,056,838
4.55% 4/17/26		7,884,000	7,410,960
6.373% 7/15/26 (b)(d)		2,345,000	2,307,926
6.537% 8/12/33 (b)(d)		7,161,000	7,308,302
9.016% 11/15/33 (b)(d)		2,086,000	2,474,163
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (d)	EUR	1,000,000	986,691
4% 6/24/32 (Reg. S) (d)	EUR	2,300,000	2,180,363
4.5% 4/1/25		45,198,000	42,192,161
6.125% 12/12/30 (Reg. S) (d)	GBP	1,900,000	2,223,146
Deutsche Bank AG New York Branch:
0.898% 5/28/24		930,000	881,837
1.447% 4/1/25 (d)		2,036,000	1,918,038
2.129% 11/24/26 (d)		11,245,000	9,975,119
2.222% 9/18/24 (d)		2,318,000	2,273,341
2.311% 11/16/27 (d)		27,513,000	23,672,128
3.035% 5/28/32 (d)		4,028,000	3,195,445
3.729% 1/14/32 (d)		10,000,000	7,492,970
4.1% 1/13/26		8,332,000	7,765,434
6.72% 1/18/29 (d)		2,294,000	2,303,168
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (d)		18,425,000	14,835,277
3.102% 2/24/33 (d)		40,000,000	33,919,466
4.25% 10/21/25		12,215,000	11,900,531
4.482% 8/23/28 (d)		9,365,000	9,098,371
6.75% 10/1/37		59,592,000	63,599,669
Hightower Holding LLC 6.75% 4/15/29 (b)		835,000	719,653
Intercontinental Exchange, Inc. 4.35% 6/15/29		3,724,000	3,672,423
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (b)		155,000	132,157
LPL Holdings, Inc. 4% 3/15/29 (b)		1,070,000	939,559
Moody's Corp.:
3.25% 1/15/28		4,414,000	4,154,548
3.75% 3/24/25		1,371,000	1,332,969
Morgan Stanley:
0.79% 5/30/25 (d)		862,000	816,983
1.794% 2/13/32 (d)		7,317,000	5,689,599
2.188% 4/28/26 (d)		9,226,000	8,710,395
2.239% 7/21/32 (d)		4,900,000	3,908,978
2.475% 1/21/28 (d)		5,000,000	4,538,975
2.699% 1/22/31 (d)		6,227,000	5,322,724
3.125% 7/27/26		14,775,000	13,935,017
3.622% 4/1/31 (d)		17,370,000	15,700,042
3.625% 1/20/27		16,594,000	15,900,758
3.7% 10/23/24		4,754,000	4,647,525
3.875% 4/29/24		4,377,000	4,316,092
3.875% 1/27/26		1,586,000	1,543,978
4.3% 1/27/45		530,000	459,087
4.656% 3/2/29 (d)	EUR	700,000	760,626
4.889% 7/20/33 (d)		49,499,000	47,780,707
5% 11/24/25		21,351,000	21,300,393
6.342% 10/18/33 (d)		14,945,000	16,004,603
MSCI, Inc.:
3.25% 8/15/33 (b)		215,000	172,199
3.875% 2/15/31 (b)		595,000	512,180
Peachtree Corners Funding Trust 3.976% 2/15/25 (b)		4,211,000	4,080,098
S&P Global, Inc.:
2.45% 3/1/27		2,414,000	2,240,581
3.9% 3/1/62		2,414,000	1,944,960
State Street Corp. 2.901% 3/30/26 (d)		1,245,000	1,189,076
UBS Group AG:
1.008% 7/30/24 (b)(d)		1,434,000	1,420,155
1.494% 8/10/27 (b)(d)		11,792,000	10,166,129
3.126% 8/13/30 (b)(d)		5,359,000	4,588,547
4.75% 3/17/32 (Reg. S) (d)	EUR	1,050,000	1,118,022
4.988% 8/5/33 (b)(d)		10,462,000	9,849,764
4.988% 8/5/33 (Reg. S) (d)		300,000	282,444
			642,372,813
Consumer Finance - 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24		50,502,000	47,412,905
1.75% 1/30/26		20,487,000	18,346,583
2.45% 10/29/26		14,854,000	13,245,406
2.875% 8/14/24		8,576,000	8,238,199
3% 10/29/28		16,306,000	14,137,847
3.3% 1/30/32		10,939,000	8,890,325
3.4% 10/29/33		2,691,000	2,141,283
3.85% 10/29/41		4,396,000	3,298,705
4.45% 4/3/26		4,254,000	4,077,549
4.875% 1/16/24		6,850,000	6,790,582
5.75% 6/6/28		6,700,000	6,643,380
6.5% 7/15/25		7,188,000	7,240,895
Ally Financial, Inc.:
1.45% 10/2/23		4,230,000	4,162,332
2.2% 11/2/28		8,669,000	6,913,086
3.05% 6/5/23		21,882,000	21,868,645
3.875% 5/21/24		10,120,000	9,793,872
4.625% 3/30/25		4,630,000	4,455,895
4.75% 6/9/27		3,759,000	3,508,848
5.125% 9/30/24		6,914,000	6,752,172
5.75% 11/20/25		5,507,000	5,348,214
5.8% 5/1/25		10,661,000	10,536,844
7.1% 11/15/27		17,330,000	17,704,957
8% 11/1/31		17,833,000	18,594,068
Capital One Financial Corp.:
1.878% 11/2/27 (d)		5,931,000	5,120,367
2.359% 7/29/32 (d)		17,080,000	12,164,807
2.636% 3/3/26 (d)		13,528,000	12,669,672
3.2% 2/5/25		1,207,000	1,150,300
3.273% 3/1/30 (d)		12,200,000	10,454,488
3.65% 5/11/27		21,700,000	20,347,264
3.8% 1/31/28		10,723,000	9,931,897
3.9% 1/29/24		1,545,000	1,526,048
4.927% 5/10/28 (d)		6,900,000	6,626,023
4.985% 7/24/26 (d)		17,135,000	16,763,342
5.247% 7/26/30 (d)		19,853,000	18,806,611
5.268% 5/10/33 (d)		11,209,000	10,693,340
5.468% 2/1/29 (d)		2,066,000	2,006,557
5.817% 2/1/34 (d)		3,589,000	3,484,185
Discover Financial Services:
3.95% 11/6/24		1,874,000	1,810,475
4.1% 2/9/27		13,375,000	12,464,894
4.5% 1/30/26		7,399,000	7,170,921
6.7% 11/29/32		6,410,000	6,640,238
Ford Motor Credit Co. LLC:
2.3% 2/10/25		1,654,000	1,543,718
2.7% 8/10/26		5,665,000	5,013,573
2.9% 2/10/29		275,000	223,720
3.375% 11/13/25		9,760,000	9,002,110
3.625% 6/17/31		5,000,000	4,043,699
4% 11/13/30		17,230,000	14,478,205
4.063% 11/1/24		51,621,000	49,891,103
4.125% 8/17/27		19,335,000	17,465,878
4.687% 6/9/25		430,000	413,368
4.95% 5/28/27		20,213,000	18,919,301
5.113% 5/3/29		1,320,000	1,208,492
5.125% 6/16/25		320,000	310,243
5.584% 3/18/24		8,520,000	8,467,204
6.86% 6/5/26	GBP	1,150,000	1,412,180
6.95% 3/6/26		195,000	195,411
OneMain Finance Corp.:
3.5% 1/15/27		2,190,000	1,820,635
3.875% 9/15/28		1,350,000	1,061,438
Synchrony Financial:
3.95% 12/1/27		8,239,000	7,114,547
4.25% 8/15/24		10,059,000	9,548,363
4.375% 3/19/24		11,326,000	10,970,477
5.15% 3/19/29		18,424,000	16,316,473
			589,354,159
Financial Services - 0.4%
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S) (d)	EUR	500,000	224,469
5% 4/27/27 (Reg. S)	EUR	5,500,000	2,175,212
Altus Midstream LP 5.875% 6/15/30 (b)		245,000	232,138
Aon Corp. / Aon Global Holdings PLC 2.6% 12/2/31		2,057,000	1,704,632
Athene Global Funding:
0.95% 1/8/24 (b)		2,330,000	2,247,003
1.45% 1/8/26 (b)		11,178,000	9,856,245
1.73% 10/2/26 (b)		4,975,000	4,283,592
2.5% 3/24/28 (b)		6,975,000	5,849,986
2.646% 10/4/31 (b)		3,414,000	2,592,845
Blackstone Private Credit Fund:
4.7% 3/24/25		31,043,000	29,956,362
4.875% 4/14/26	GBP	2,200,000	2,458,486
7.05% 9/29/25		20,620,000	20,558,480
Block, Inc. 2.75% 6/1/26		265,000	238,471
Brixmor Operating Partnership LP:
2.25% 4/1/28		2,355,000	1,991,630
3.85% 2/1/25		1,010,000	970,479
4.05% 7/1/30		10,487,000	9,456,197
4.125% 6/15/26		5,827,000	5,492,198
4.125% 5/15/29		20,383,000	18,469,819
Corebridge Financial, Inc.:
3.65% 4/5/27		1,888,000	1,766,532
3.85% 4/5/29		8,901,000	8,024,957
3.9% 4/5/32		10,561,000	9,159,562
4.35% 4/5/42		2,247,000	1,796,961
4.4% 4/5/52		6,648,000	5,059,614
Emerald Debt Merger Sub LLC 6.625% 12/15/30 (b)		595,000	590,240
Equitable Holdings, Inc.:
4.35% 4/20/28		9,527,000	9,040,231
5% 4/20/48		1,855,000	1,562,067
Fiserv, Inc. 3.5% 7/1/29		2,350,000	2,152,066
GGAM Finance Ltd. 7.75% 5/15/26 (b)(i)		635,000	630,079
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24		740,000	692,443
5.25% 5/15/27		1,155,000	949,988
6.25% 5/15/26		2,206,000	1,931,412
Jackson Financial, Inc.:
3.125% 11/23/31		11,346,000	8,796,686
4% 11/23/51		3,736,000	2,447,743
5.17% 6/8/27		10,297,000	9,846,217
5.67% 6/8/32		22,129,000	21,100,926
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	2,050,000	1,716,578
Nationwide Building Society 6.178% 12/7/27 (Reg. S) (d)	GBP	700,000	862,958
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)		7,300,000	7,220,929
Pine Street Trust I 4.572% 2/15/29 (b)		7,749,000	7,229,499
Pine Street Trust II 5.568% 2/15/49 (b)		7,700,000	6,674,872
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. 3.625% 3/1/29 (b)		655,000	540,153
Rexford Industrial Realty LP 2.15% 9/1/31		2,886,000	2,263,219
The Western Union Co.:
2.85% 1/10/25		433,000	413,981
4.25% 6/9/23		1,897,000	1,896,259
VMED O2 UK Financing I PLC 4.25% 1/31/31 (b)		1,805,000	1,453,689
Voya Financial, Inc.:
4.7% 1/23/48 (d)		3,132,000	2,560,890
5.7% 7/15/43		1,458,000	1,388,927
			238,527,922
Insurance - 0.4%
AFLAC, Inc. 3.6% 4/1/30		387,000	357,524
AIA Group Ltd.:
0.88% 9/9/33 (Reg. S) (d)	EUR	705,000	597,291
3.2% 9/16/40 (b)		1,085,000	814,523
3.375% 4/7/30 (b)		2,900,000	2,665,984
3.6% 4/9/29 (b)		2,180,000	2,050,051
3.9% 4/6/28 (b)		5,555,000	5,371,251
Alliant Holdings Intermediate LLC 4.25% 10/15/27 (b)		820,000	737,601
American International Group, Inc.:
2.5% 6/30/25		1,288,000	1,220,790
5.75% 4/1/48 (d)		3,579,000	3,437,630
AmFam Holdings, Inc. 2.805% 3/11/31 (b)		5,464,000	4,106,960
Aon Corp. 6.25% 9/30/40		142,000	149,977
Aon PLC 3.875% 12/15/25		2,143,000	2,076,631
Assurant, Inc. 2.65% 1/15/32		7,753,000	5,873,188
Athene Holding Ltd.:
3.45% 5/15/52		6,850,000	4,123,818
3.95% 5/25/51		1,604,000	1,052,891
6.65% 2/1/33		5,044,000	5,075,870
Brown & Brown, Inc. 2.375% 3/15/31		3,550,000	2,858,186
Credit Agricole Assurances SA 4.75% 9/27/48 (d)	EUR	2,200,000	2,240,854
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (d)		5,775,000	5,414,063
Empower Finance 2020 LP:
1.357% 9/17/27 (b)		1,474,000	1,267,945
3.075% 9/17/51 (b)		3,522,000	2,246,112
Equitable Financial Life Global Funding:
1.3% 7/12/26 (b)		1,724,000	1,515,988
1.4% 8/27/27 (b)		1,724,000	1,462,582
1.7% 11/12/26 (b)		4,197,000	3,692,461
Fairfax Financial Holdings Ltd.:
3.375% 3/3/31		3,434,000	2,905,440
5.625% 8/16/32		13,389,000	13,105,674
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (d)	EUR	800,000	743,441
Five Corners Funding Trust II 2.85% 5/15/30 (b)		21,030,000	17,950,926
Hartford Financial Services Group, Inc. 4.3% 4/15/43		679,000	550,987
Intact Financial Corp. 5.459% 9/22/32 (b)		7,368,000	7,383,416
Liberty Mutual Group, Inc.:
3.95% 5/15/60 (b)		12,820,000	8,748,200
5.5% 6/15/52 (b)		5,885,000	5,470,377
Lincoln National Corp. 3.4% 1/15/31		14,811,000	12,227,202
Marsh & McLennan Companies, Inc. 3.875% 3/15/24		835,000	824,078
Massachusetts Mutual Life Insurance Co.:
3.2% 12/1/61 (b)		6,056,000	3,905,092
3.729% 10/15/70 (b)		1,622,000	1,092,945
Pacific LifeCorp:
3.35% 9/15/50 (b)		7,037,000	4,845,615
5.125% 1/30/43 (b)		3,343,000	3,088,683
Pricoa Global Funding I:
5.375% 5/15/45 (d)		3,148,000	2,997,840
5.625% 6/15/43 (d)		2,796,000	2,794,602
Principal Financial Group, Inc. 3.7% 5/15/29		1,714,000	1,588,648
Prudential Financial, Inc.:
3.935% 12/7/49		843,000	658,866
6% 9/1/52 (d)		31,987,000	31,225,709
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (d)		3,700,000	3,148,700
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (d)	GBP	1,705,000	1,646,749
6.75% 12/2/44 (Reg. S) (d)		3,605,000	3,559,938
Reliance Standard Life Global Funding II 2.75% 5/7/25 (b)		5,591,000	5,250,227
Ryan Specialty Group LLC 4.375% 2/1/30 (b)		400,000	354,717
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(d)		3,000,000	2,865,000
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (b)		1,484,000	1,349,867
Unum Group:
4% 6/15/29		6,130,000	5,756,210
4.125% 6/15/51		5,274,000	3,713,245
5.75% 8/15/42		3,718,000	3,404,838
Willis Group North America, Inc.:
4.5% 9/15/28		1,897,000	1,807,983
5.35% 5/15/33		13,900,000	13,670,412
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (d)		1,650,000	1,306,559
			230,352,357
TOTAL FINANCIALS			3,722,447,411
HEALTH CARE - 0.8%
Biotechnology - 0.2%
AbbVie, Inc.:
3.2% 11/21/29		8,014,000	7,273,838
4.05% 11/21/39		3,114,000	2,670,696
4.55% 3/15/35		3,061,000	2,917,765
Amgen, Inc.:
4.663% 6/15/51		3,736,000	3,290,029
5.15% 3/2/28		14,341,000	14,459,613
5.25% 3/2/30		14,505,000	14,617,585
5.25% 3/2/33		16,305,000	16,362,596
5.6% 3/2/43		14,041,000	13,907,077
5.65% 3/2/53		7,733,000	7,735,898
5.75% 3/2/63		14,093,000	14,006,894
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)		427,000	234,686
Grifols Escrow Issuer SA 4.75% 10/15/28 (b)		200,000	169,190
Regeneron Pharmaceuticals, Inc.:
1.75% 9/15/30		3,674,000	2,960,733
2.8% 9/15/50		2,491,000	1,588,055
			102,194,655
Health Care Equipment & Supplies - 0.0%
Alcon Finance Corp. 2.75% 9/23/26 (b)		1,414,000	1,313,469
Avantor Funding, Inc. 4.625% 7/15/28 (b)		915,000	846,346
Hologic, Inc.:
3.25% 2/15/29 (b)		545,000	475,967
4.625% 2/1/28 (b)		65,000	61,581
Teleflex, Inc. 4.25% 6/1/28 (b)		145,000	133,344
Werfenlife SA 4.625% 6/6/28 (Reg. S) (i)	EUR	700,000	749,839
			3,580,546
Health Care Providers & Services - 0.4%
180 Medical, Inc. 3.875% 10/15/29 (b)		920,000	804,597
Centene Corp.:
2.45% 7/15/28		12,813,000	11,009,698
2.5% 3/1/31		945,000	756,142
2.625% 8/1/31		15,841,000	12,667,884
3% 10/15/30		9,668,000	8,065,606
3.375% 2/15/30		7,725,000	6,660,572
4.25% 12/15/27		10,445,000	9,816,002
4.625% 12/15/29		12,457,000	11,552,622
Cigna Group:
3.4% 3/1/27		3,552,000	3,377,664
3.4% 3/15/50		4,359,000	3,105,263
3.4% 3/15/51		4,359,000	3,122,722
4.125% 11/15/25		522,000	511,152
4.375% 10/15/28		11,160,000	10,878,249
4.8% 8/15/38		2,697,000	2,533,711
4.9% 12/15/48		517,000	470,391
Community Health Systems, Inc.:
4.75% 2/15/31 (b)		1,280,000	919,715
6.875% 4/15/29 (b)		335,000	188,391
CVS Health Corp.:
4.78% 3/25/38		2,165,000	2,002,390
5% 1/30/29		5,700,000	5,703,616
5.125% 2/21/30		14,148,000	14,102,988
5.25% 1/30/31		5,087,000	5,106,299
5.3% 6/1/33		8,500,000	8,517,543
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (b)		305,000	261,216
Elevance Health, Inc.:
2.25% 5/15/30		5,433,000	4,588,004
3.35% 12/1/24		1,379,000	1,339,771
HCA Holdings, Inc.:
3.125% 3/15/27 (b)		4,517,000	4,179,884
3.375% 3/15/29 (b)		2,198,000	1,972,727
3.5% 9/1/30		12,405,000	10,968,096
3.625% 3/15/32 (b)		10,363,000	9,032,145
4.625% 3/15/52 (b)		3,307,000	2,663,327
5.125% 6/15/39		1,878,000	1,718,622
5.25% 6/15/49		2,069,000	1,825,024
5.625% 9/1/28		9,085,000	9,153,207
5.875% 2/1/29		9,796,000	9,954,779
HealthEquity, Inc. 4.5% 10/1/29 (b)		110,000	97,677
Humana, Inc.:
1.35% 2/3/27		2,069,000	1,815,873
3.7% 3/23/29		7,365,000	6,829,104
3.95% 3/15/27		2,000,000	1,928,955
Molina Healthcare, Inc. 3.875% 11/15/30 (b)		850,000	727,160
Owens & Minor, Inc. 4.5% 3/31/29 (b)		160,000	131,200
Pediatrix Medical Group, Inc. 5.375% 2/15/30 (b)		410,000	377,200
Prime Healthcare Foundation, Inc. 7% 12/1/27		2,736,000	2,719,849
Quest Diagnostics, Inc. 2.95% 6/30/30		6,227,000	5,500,513
RP Escrow Issuer LLC 5.25% 12/15/25 (b)		785,000	524,145
Sabra Health Care LP:
3.2% 12/1/31		26,025,000	19,237,552
3.9% 10/15/29		7,857,000	6,475,343
Surgery Center Holdings, Inc. 6.75% 7/1/25 (b)		258,000	256,325
Tenet Healthcare Corp.:
4.625% 6/15/28		2,765,000	2,571,415
4.875% 1/1/26		385,000	372,418
5.125% 11/1/27		1,000,000	955,566
6.125% 6/15/30 (b)		425,000	410,754
Toledo Hospital 5.325% 11/15/28		2,395,000	1,988,952
UnitedHealth Group, Inc.:
3.95% 10/15/42		74,000	62,929
4.25% 3/15/43		1,397,000	1,253,928
4.625% 7/15/35		418,000	410,074
4.75% 7/15/45		1,023,000	964,446
Universal Health Services, Inc.:
2.65% 10/15/30		9,393,000	7,609,526
2.65% 1/15/32		9,523,000	7,508,634
			250,259,557
Health Care Technology - 0.0%
IQVIA, Inc.:
5% 5/15/27 (b)		630,000	605,849
6.5% 5/15/30 (b)		510,000	518,624
			1,124,473
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (b)		180,000	157,986
4.25% 5/1/28 (b)		70,000	63,599
			221,585
Pharmaceuticals - 0.2%
AstraZeneca PLC 6.45% 9/15/37		3,092,000	3,564,813
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	850,000	927,845
Bayer U.S. Finance II LLC:
3.375% 7/15/24 (b)		4,359,000	4,252,463
4.25% 12/15/25 (b)		58,851,000	57,139,015
4.375% 12/15/28 (b)		5,293,000	5,094,517
4.875% 6/25/48 (b)		5,321,000	4,622,165
Elanco Animal Health, Inc.:
6.022% 8/28/23		3,799,000	3,770,508
6.65% 8/28/28 (d)		8,545,000	8,176,796
Jazz Securities DAC 4.375% 1/15/29 (b)		225,000	201,596
Mylan NV 4.55% 4/15/28		8,389,000	7,929,681
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (b)		1,105,000	983,717
5.125% 4/30/31 (b)		530,000	449,733
Perrigo Finance PLC 4.4% 6/15/30		6,476,000	5,631,816
Pfizer Investment Enterprises:
4.75% 5/19/33		14,040,000	14,096,307
5.3% 5/19/53		10,813,000	11,131,702
Utah Acquisition Sub, Inc. 3.95% 6/15/26		2,065,000	1,963,285
Viatris, Inc.:
1.65% 6/22/25		1,926,000	1,772,907
2.7% 6/22/30		19,123,000	15,367,678
3.85% 6/22/40		3,928,000	2,641,442
4% 6/22/50		13,167,000	8,458,836
			158,176,822
TOTAL HEALTH CARE			515,557,638
INDUSTRIALS - 0.5%
Aerospace & Defense - 0.2%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (b)		746,000	729,609
BAE Systems PLC:
3% 9/15/50 (b)		4,330,000	2,890,820
3.4% 4/15/30 (b)		8,797,000	7,986,959
BWX Technologies, Inc. 4.125% 6/30/28 (b)		480,000	433,817
Howmet Aerospace, Inc.:
5.95% 2/1/37		425,000	425,155
6.75% 1/15/28		365,000	381,313
Moog, Inc. 4.25% 12/15/27 (b)		980,000	913,806
Northrop Grumman Corp.:
2.93% 1/15/25		31,000	29,894
4.03% 10/15/47		3,355,000	2,806,853
Rolls-Royce PLC:
3.375% 6/18/26	GBP	1,940,000	2,164,697
5.75% 10/15/27 (b)		615,000	598,503
The Boeing Co.:
2.7% 2/1/27		1,724,000	1,583,118
2.75% 2/1/26		2,071,000	1,939,636
3.25% 2/1/28		4,359,000	4,016,744
5.04% 5/1/27		25,745,000	25,559,144
5.15% 5/1/30		19,693,000	19,531,440
5.805% 5/1/50		14,165,000	13,867,542
5.93% 5/1/60		6,070,000	5,916,549
TransDigm, Inc.:
6.25% 3/15/26 (b)		2,552,000	2,534,528
7.5% 3/15/27		95,000	94,734
			94,404,861
Air Freight & Logistics - 0.0%
Rand Parent LLC 8.5% 2/15/30 (b)		525,000	453,206
Building Products - 0.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (b)		1,565,000	1,475,558
Builders FirstSource, Inc. 4.25% 2/1/32 (b)		865,000	743,156
Carlisle Companies, Inc. 2.75% 3/1/30		6,227,000	5,286,544
Carrier Global Corp.:
2.493% 2/15/27		518,000	474,952
2.7% 2/15/31		6,352,000	5,371,104
Standard Industries, Inc./New Jersey 4.375% 7/15/30 (b)		715,000	603,722
			13,955,036
Commercial Services & Supplies - 0.0%
ADT Corp.:
4.125% 8/1/29 (b)		270,000	235,575
4.875% 7/15/32 (b)		670,000	570,740
Clean Harbors, Inc. 6.375% 2/1/31 (b)		110,000	110,215
Madison IAQ LLC 4.125% 6/30/28 (b)		1,245,000	1,075,756
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (b)		500,000	457,500
Prime Securities Services Borrower LLC/Prime Finance, Inc. 3.375% 8/31/27 (b)		1,230,000	1,079,598
Stericycle, Inc. 3.875% 1/15/29 (b)		450,000	396,873
The GEO Group, Inc. 9.5% 12/31/28 (b)		305,000	298,138
			4,224,395
Construction & Engineering - 0.0%
AECOM 5.125% 3/15/27		1,077,000	1,039,305
Electrical Equipment - 0.0%
Hubbell, Inc. 3.5% 2/15/28		3,355,000	3,145,149
Sensata Technologies BV 4% 4/15/29 (b)		275,000	244,951
Vertiv Group Corp. 4.125% 11/15/28 (b)		675,000	603,702
			3,993,802
Ground Transportation - 0.0%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	1,740,000	1,746,128
Burlington Northern Santa Fe LLC:
4.15% 4/1/45		564,000	486,418
4.4% 3/15/42		1,397,000	1,255,436
Canadian Pacific Railway Co. 3.1% 12/2/51		2,312,000	1,601,426
CSX Corp.:
3.8% 4/15/50		78,000	61,142
4.3% 3/1/48		5,524,000	4,724,384
Uber Technologies, Inc. 4.5% 8/15/29 (b)		415,000	378,554
Union Pacific Corp. 3.25% 2/5/50		3,425,000	2,521,591
XPO, Inc.:
6.25% 5/1/25 (b)		771,000	762,217
6.25% 6/1/28 (b)		380,000	373,982
			13,911,278
Industrial Conglomerates - 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (b)		500,000	423,633
Machinery - 0.0%
Daimler Trucks Finance North America LLC 2% 12/14/26 (b)		3,978,000	3,577,164
Ingersoll-Rand Luxembourg Finance SA 4.65% 11/1/44		314,000	276,206
Otis Worldwide Corp. 2.056% 4/5/25		1,790,000	1,690,624
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (b)		1,065,000	980,521
Westinghouse Air Brake Tech Co. 3.2% 6/15/25		3,995,000	3,789,964
			10,314,479
Marine Transportation - 0.0%
Seaspan Corp. 5.5% 8/1/29 (b)		270,000	212,301
Passenger Airlines - 0.1%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29		2,813,295	2,412,405
American Airlines, Inc.:
3.75% 4/15/27		1,707,145	1,574,278
7.25% 2/15/28 (b)		195,000	190,811
British Airways 2021-1 Class A Pass Through Trust equipment trust certificate 2.9% 9/15/36 (b)		1,380,525	1,165,597
Delta Air Lines, Inc. 2.9% 10/28/24		1,897,000	1,830,242
Southwest Airlines Co.:
5.125% 6/15/27		4,515,000	4,493,875
5.25% 5/4/25		7,846,000	7,806,763
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29		1,920,420	1,733,162
United Airlines, Inc.:
equipment trust certificate 4.6% 9/1/27		1,905,626	1,799,861
4.375% 4/15/26 (b)		1,740,000	1,646,225
			24,653,219
Professional Services - 0.0%
ASGN, Inc. 4.625% 5/15/28 (b)		1,125,000	1,013,693
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (b)		827,000	741,124
4% 7/1/29 (b)		105,000	92,660
TriNet Group, Inc. 3.5% 3/1/29 (b)		405,000	346,938
			2,194,415
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
0.7% 2/15/24		11,690,000	11,271,746
0.8% 8/18/24		1,422,000	1,334,889
2.2% 1/15/27		3,428,000	3,026,614
2.875% 1/15/26		4,359,000	4,052,885
2.875% 1/15/32		9,528,000	7,652,082
3% 9/15/23		583,000	578,638
3.375% 7/1/25		11,630,000	11,030,290
3.75% 6/1/26		5,000,000	4,729,978
4.25% 2/1/24		8,199,000	8,100,405
4.25% 9/15/24		2,331,000	2,278,744
5.3% 2/1/28		7,037,000	6,953,648
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	1,100,000	1,238,694
			62,248,613
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (b)		17,687,000	16,497,782
3.25% 2/15/27 (b)		11,688,000	10,253,752
3.95% 7/1/24 (b)		3,894,000	3,766,451
4.25% 4/15/26 (b)		874,000	809,228
4.375% 5/1/26 (b)		8,375,000	7,734,266
5.25% 5/15/24 (b)		4,186,000	4,120,873
5.5% 1/15/26 (b)		1,754,000	1,688,314
6.375% 5/4/28 (b)		26,845,000	26,221,057
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	1,260,000	1,298,544
7.125% 2/14/24	GBP	100,000	124,991
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	700,000	613,893
			73,129,151
TOTAL INDUSTRIALS			305,157,694
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.0%
Viavi Solutions, Inc. 3.75% 10/1/29 (b)		545,000	458,995
Electronic Equipment, Instruments & Components - 0.0%
Coherent Corp. 5% 12/15/29 (b)		1,215,000	1,080,487
Dell International LLC/EMC Corp.:
3.375% 12/15/41 (b)		3,736,000	2,581,218
3.45% 12/15/51 (b)		4,982,000	3,211,453
5.3% 10/1/29		6,227,000	6,203,192
5.85% 7/15/25		302,000	305,963
6.02% 6/15/26		4,057,000	4,152,553
Sensata Technologies, Inc. 3.75% 2/15/31 (b)		1,410,000	1,195,281
TTM Technologies, Inc. 4% 3/1/29 (b)		315,000	266,805
Vontier Corp.:
2.4% 4/1/28		7,691,000	6,446,289
2.95% 4/1/31		8,630,000	6,799,318
			32,242,559
IT Services - 0.0%
CDW LLC/CDW Finance Corp. 2.67% 12/1/26		5,350,000	4,786,527
Gartner, Inc.:
3.625% 6/15/29 (b)		155,000	137,721
3.75% 10/1/30 (b)		255,000	223,647
4.5% 7/1/28 (b)		395,000	371,864
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.5% 3/1/29 (b)		900,000	778,468
Twilio, Inc. 3.875% 3/15/31		200,000	168,924
			6,467,151
Semiconductors & Semiconductor Equipment - 0.2%
Broadcom, Inc.:
1.95% 2/15/28 (b)		5,128,000	4,457,671
2.45% 2/15/31 (b)		24,696,000	19,941,048
2.6% 2/15/33 (b)		23,971,000	18,641,101
3.137% 11/15/35 (b)		6,850,000	5,222,353
3.5% 2/15/41 (b)		23,037,000	17,050,032
3.75% 2/15/51 (b)		10,977,000	7,920,396
Entegris, Inc. 4.375% 4/15/28 (b)		755,000	693,875
Marvell Technology, Inc. 2.45% 4/15/28		4,982,000	4,347,151
Microchip Technology, Inc.:
0.972% 2/15/24		4,359,000	4,209,178
0.983% 9/1/24		2,604,000	2,452,895
Micron Technology, Inc.:
2.703% 4/15/32		2,039,000	1,608,760
3.366% 11/1/41		2,223,000	1,520,318
3.477% 11/1/51		2,229,000	1,429,833
4.185% 2/15/27		13,091,000	12,612,755
onsemi 3.875% 9/1/28 (b)		300,000	270,909
Qorvo, Inc. 4.375% 10/15/29		705,000	630,242
			103,008,517
Software - 0.1%
Central Parent, Inc./Central Merger Sub, Inc. 7.25% 6/15/29 (b)		325,000	318,054
Cloud Software Group, Inc. 9% 9/30/29 (b)		320,000	272,000
Crowdstrike Holdings, Inc. 3% 2/15/29		295,000	257,117
Fair Isaac Corp.:
4% 6/15/28 (b)		330,000	303,583
5.25% 5/15/26 (b)		793,000	780,114
Open Text Corp.:
3.875% 2/15/28 (b)		420,000	367,617
3.875% 12/1/29 (b)		1,715,000	1,428,368
Oracle Corp.:
1.65% 3/25/26		1,077,000	983,656
2.5% 4/1/25		4,359,000	4,155,604
2.8% 4/1/27		11,367,000	10,495,865
2.875% 3/25/31		7,473,000	6,353,556
2.95% 4/1/30		8,300,000	7,262,224
3.85% 4/1/60		8,300,000	5,596,441
3.95% 3/25/51		5,299,000	3,886,338
4.375% 5/15/55		2,320,000	1,793,385
5.375% 7/15/40		135,000	128,651
Roper Technologies, Inc.:
1.4% 9/15/27		1,724,000	1,494,430
1.75% 2/15/31		3,736,000	2,955,382
2% 6/30/30		4,476,000	3,671,063
2.95% 9/15/29		2,830,000	2,518,020
VMware, Inc.:
1% 8/15/24		2,107,000	1,989,668
1.4% 8/15/26		925,000	819,098
			57,830,234
Technology Hardware, Storage & Peripherals - 0.0%
Apple, Inc. 3.85% 8/4/46		2,820,000	2,469,397
Seagate HDD Cayman 8.25% 12/15/29 (b)		240,000	245,407
			2,714,804
TOTAL INFORMATION TECHNOLOGY			202,722,260
MATERIALS - 0.1%
Chemicals - 0.1%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (b)		585,000	552,801
Celanese U.S. Holdings LLC:
6.165% 7/15/27		11,832,000	11,912,856
6.33% 7/15/29		3,736,000	3,758,061
INEOS Finance PLC 6.75% 5/15/28 (b)		510,000	502,350
International Flavors & Fragrances, Inc.:
1.23% 10/1/25 (b)		345,000	307,693
1.832% 10/15/27 (b)		6,986,000	5,905,429
2.3% 11/1/30 (b)		5,293,000	4,202,179
LSB Industries, Inc. 6.25% 10/15/28 (b)		560,000	506,800
LYB International Finance III LLC:
1.25% 10/1/25		1,661,000	1,511,050
2.25% 10/1/30		3,241,000	2,644,819
Methanex Corp.:
5.125% 10/15/27		765,000	712,271
5.25% 12/15/29		90,000	81,901
5.65% 12/1/44		581,000	462,252
NOVA Chemicals Corp.:
5% 5/1/25 (b)		1,030,000	1,007,412
5.25% 6/1/27 (b)		949,000	856,498
Nufarm Australia Ltd. 5% 1/27/30 (b)		675,000	607,540
Nutrien Ltd. 4.9% 3/27/28		5,490,000	5,442,128
Olin Corp.:
5% 2/1/30		1,715,000	1,562,189
5.125% 9/15/27		975,000	923,183
5.625% 8/1/29		465,000	445,447
Olympus Water U.S. Holding Corp. 9.75% 11/15/28 (b)		255,000	253,088
SPCM SA 3.125% 3/15/27 (b)		285,000	260,906
The Chemours Co. LLC:
5.375% 5/15/27		1,115,000	1,026,602
5.75% 11/15/28 (b)		275,000	242,086
The Dow Chemical Co. 4.55% 11/30/25		85,000	83,675
The Mosaic Co. 4.25% 11/15/23		1,757,000	1,745,086
W.R. Grace Holding LLC:
4.875% 6/15/27 (b)		305,000	282,872
7.375% 3/1/31 (b)		95,000	93,100
			47,892,274
Construction Materials - 0.0%
CRH America Finance, Inc. 3.95% 4/4/28 (b)		4,931,000	4,690,935
Containers & Packaging - 0.0%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 6% 6/15/27 (b)		340,000	333,915
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (b)		25,000	23,350
Avery Dennison Corp. 4.875% 12/6/28		3,613,000	3,571,267
Ball Corp.:
2.875% 8/15/30		765,000	633,520
3.125% 9/15/31		955,000	786,942
6% 6/15/29		395,000	395,774
BWAY Holding Co. 7.875% 8/15/26 (b)		485,000	480,693
Graphic Packaging International, Inc. 3.75% 2/1/30 (b)		715,000	628,371
OI European Group BV 4.75% 2/15/30 (b)		280,000	252,028
Owens-Brockway Glass Container, Inc. 7.25% 5/15/31 (b)		385,000	391,738
Sealed Air Corp. 6.875% 7/15/33 (b)		505,000	515,100
Sealed Air Corp./Sealed Air Cor 6.125% 2/1/28 (b)		270,000	267,523
Trivium Packaging Finance BV 5.5% 8/15/26 (b)		485,000	460,804
			8,741,025
Metals & Mining - 0.0%
Anglo American Capital PLC 3.875% 3/16/29 (b)		6,227,000	5,673,575
Cleveland-Cliffs, Inc.:
4.875% 3/1/31 (b)		680,000	581,083
6.75% 4/15/30 (b)		510,000	481,696
Commercial Metals Co. 3.875% 2/15/31		565,000	475,075
FMG Resources Pty Ltd. 4.5% 9/15/27 (b)		10,000	9,469
HudBay Minerals, Inc. 4.5% 4/1/26 (b)		135,000	123,713
Kaiser Aluminum Corp. 4.625% 3/1/28 (b)		1,005,000	878,360
Mineral Resources Ltd. 8% 11/1/27 (b)		360,000	361,048
Novelis Corp. 3.875% 8/15/31 (b)		270,000	221,715
PMHC II, Inc. 9% 2/15/30 (b)		425,000	315,769
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (b)		75,000	66,375
			9,187,878
Paper & Forest Products - 0.0%
Glatfelter Corp. 4.75% 11/15/29 (b)		220,000	139,646
TOTAL MATERIALS			70,651,758
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Agree LP 4.8% 10/1/32		6,806,000	6,356,294
Alexandria Real Estate Equities, Inc.:
1.875% 2/1/33		10,119,000	7,425,422
2% 5/18/32		8,258,000	6,266,785
4.7% 7/1/30		860,000	820,738
4.9% 12/15/30		7,224,000	6,988,579
American Homes 4 Rent LP:
2.375% 7/15/31		1,694,000	1,344,337
3.375% 7/15/51		2,619,000	1,677,039
3.625% 4/15/32		9,743,000	8,422,390
4.3% 4/15/52		6,297,000	4,755,144
American Tower Corp.:
2.1% 6/15/30		3,550,000	2,887,061
2.4% 3/15/25		5,032,000	4,771,562
Boston Properties, Inc.:
3.2% 1/15/25		1,035,000	979,547
4.5% 12/1/28		4,766,000	4,263,295
Camden Property Trust 3.15% 7/1/29		3,914,000	3,486,465
Corporate Office Properties LP:
2% 1/15/29		7,631,000	5,850,001
2.25% 3/15/26		3,486,000	3,084,380
2.75% 4/15/31		5,927,000	4,419,125
2.9% 12/1/33		8,223,000	5,707,627
Crown Castle International Corp. 3.3% 7/1/30		8,718,000	7,701,872
Federal Realty Investment Trust 3.95% 1/15/24		2,414,000	2,387,541
Healthcare Trust of America Holdings LP:
3.1% 2/15/30		1,868,000	1,596,528
3.5% 8/1/26		1,945,000	1,799,793
Hudson Pacific Properties LP:
3.95% 11/1/27		2,573,000	1,885,909
4.65% 4/1/29		12,862,000	9,166,793
5.95% 2/15/28		17,949,000	14,191,639
Invitation Homes Operating Partnership LP:
2% 8/15/31		2,893,000	2,204,551
4.15% 4/15/32		13,560,000	12,170,802
Iron Mountain, Inc. 4.875% 9/15/29 (b)		615,000	548,482
Kimco Realty Op LLC 2.25% 12/1/31		15,265,000	11,804,078
Kite Realty Group Trust:
4% 3/15/25		11,758,000	11,132,203
4.75% 9/15/30		20,325,000	18,270,962
LXP Industrial Trust (REIT):
2.7% 9/15/30		1,445,000	1,158,662
4.4% 6/15/24		1,498,000	1,463,516
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31		12,722,000	8,586,143
5% 10/15/27		665,000	546,067
5.25% 8/1/26		2,855,000	2,523,419
Omega Healthcare Investors, Inc.:
3.25% 4/15/33		14,205,000	10,503,376
3.375% 2/1/31		13,114,000	10,348,208
3.625% 10/1/29		8,376,000	6,852,605
4.375% 8/1/23		2,087,000	2,073,560
4.5% 1/15/25		2,396,000	2,302,009
4.5% 4/1/27		5,129,000	4,769,473
4.75% 1/15/28		14,408,000	13,208,677
4.95% 4/1/24		1,263,000	1,243,222
5.25% 1/15/26		6,569,000	6,384,993
Piedmont Operating Partnership LP 2.75% 4/1/32		3,748,000	2,558,575
Realty Income Corp.:
2.2% 6/15/28		1,380,000	1,206,477
2.85% 12/15/32		1,998,000	1,637,764
3.25% 1/15/31		1,828,000	1,599,486
3.4% 1/15/28		2,874,000	2,675,676
Retail Opportunity Investments Partnership LP:
4% 12/15/24		641,000	616,186
5% 12/15/23		494,000	488,746
SBA Communications Corp.:
3.125% 2/1/29		1,195,000	1,006,593
3.875% 2/15/27		515,000	474,680
Service Properties Trust:
3.95% 1/15/28		40,000	30,566
5.5% 12/15/27		230,000	199,956
Simon Property Group LP:
2.45% 9/13/29		7,705,000	6,562,496
3.375% 12/1/27		6,125,000	5,696,747
SITE Centers Corp.:
3.625% 2/1/25		2,000,000	1,884,113
4.25% 2/1/26		3,528,000	3,333,402
Spirit Realty LP 2.1% 3/15/28		4,695,000	3,946,925
Store Capital Corp.:
2.7% 12/1/31		8,095,000	5,564,644
2.75% 11/18/30		4,066,000	2,946,565
4.625% 3/15/29		2,374,000	2,045,763
Sun Communities Operating LP:
2.3% 11/1/28		4,282,000	3,626,489
2.7% 7/15/31		9,688,000	7,643,816
4.2% 4/15/32		9,341,000	8,152,180
5.7% 1/15/33		7,726,000	7,513,436
UDR, Inc. 2.1% 8/1/32		4,480,000	3,428,983
Ventas Realty LP:
2.5% 9/1/31		25,590,000	20,268,235
2.65% 1/15/25		1,375,000	1,295,866
3% 1/15/30		16,847,000	14,496,243
3.5% 4/15/24		820,000	801,422
4% 3/1/28		2,553,000	2,382,197
4.125% 1/15/26		999,000	959,043
4.4% 1/15/29		6,227,000	5,870,343
4.75% 11/15/30		16,500,000	15,659,470
VICI Properties LP:
4.375% 5/15/25		2,145,000	2,070,283
4.75% 2/15/28		14,680,000	13,970,956
4.95% 2/15/30		21,594,000	20,088,700
5.125% 5/15/32		7,487,000	6,990,181
VICI Properties LP / VICI Note Co.:
4.25% 12/1/26 (b)		1,640,000	1,538,419
4.5% 9/1/26 (b)		1,508,000	1,429,267
4.625% 6/15/25 (b)		150,000	144,764
Vornado Realty LP:
2.15% 6/1/26		4,402,000	3,614,007
3.4% 6/1/31		14,755,000	10,213,385
Welltower OP LLC 3.625% 3/15/24		880,000	862,675
WP Carey, Inc.:
2.4% 2/1/31		3,511,000	2,810,857
3.85% 7/15/29		1,991,000	1,805,916
4% 2/1/25		8,374,000	8,141,507
4.6% 4/1/24		7,111,000	6,986,138
			463,571,012
Real Estate Management & Development - 0.1%
ACCENTRO Real Estate AG 5.3596% 2/13/26 (Reg. S) (e)	EUR	1,314,000	842,721
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (d)	EUR	650,000	690,933
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	4,220,000	3,394,923
2.625% 10/20/28 (Reg. S)	GBP	650,000	604,786
Brandywine Operating Partnership LP:
3.95% 11/15/27		4,382,000	3,232,847
4.1% 10/1/24		5,769,000	5,393,031
4.55% 10/1/29		3,023,000	2,109,474
7.55% 3/15/28		19,371,000	16,494,034
CBRE Group, Inc.:
2.5% 4/1/31		10,225,000	8,278,227
4.875% 3/1/26		7,844,000	7,702,641
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	1,390,000	1,153,608
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	1,400,000	957,734
Howard Hughes Corp. 4.375% 2/1/31 (b)		1,325,000	1,043,589
Kennedy-Wilson, Inc. 4.75% 2/1/30		540,000	407,025
Mid-America Apartments LP 4% 11/15/25		828,000	809,431
Samhallsbyggnadsbolaget I Norden AB:
1% 8/12/27 (Reg. S)	EUR	650,000	464,002
1.75% 1/14/25 (Reg. S)	EUR	652,000	555,169
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	700,000	586,687
Tanger Properties LP:
2.75% 9/1/31		14,949,000	10,742,331
3.125% 9/1/26		2,628,000	2,333,063
3.875% 7/15/27		11,191,000	10,126,372
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.75% 1/15/28 (b)		525,000	509,250
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	1,300,000	1,175,980
			79,607,858
TOTAL REAL ESTATE			543,178,870
UTILITIES - 0.7%
Electric Utilities - 0.4%
Alabama Power Co. 3.05% 3/15/32		18,116,000	15,848,488
American Transmission Systems, Inc. 2.65% 1/15/32 (b)		5,846,000	4,849,827
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (d)	EUR	1,360,000	1,220,021
Clearway Energy Operating LLC:
3.75% 2/15/31 (b)		925,000	775,925
4.75% 3/15/28 (b)		140,000	130,302
Cleco Corporate Holdings LLC:
3.375% 9/15/29		11,796,000	10,191,029
3.743% 5/1/26		19,755,000	18,710,221
Cleveland Electric Illuminating Co.:
3.5% 4/1/28 (b)		5,498,000	5,132,529
5.95% 12/15/36		2,055,000	2,069,287
DPL, Inc. 4.35% 4/15/29		7,785,000	6,891,631
Duke Energy Corp.:
2.45% 6/1/30		790,000	662,403
2.55% 6/15/31		4,359,000	3,606,992
3.85% 6/15/34	EUR	1,450,000	1,425,717
4.3% 3/15/28		2,316,000	2,239,635
4.5% 8/15/32		12,535,000	11,848,742
5% 8/15/52		12,535,000	11,186,505
Duke Energy Industries, Inc. 4.9% 7/15/43		1,678,000	1,581,475
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (b)		3,055,000	2,446,756
2.775% 1/7/32 (b)		11,501,000	9,043,210
3.616% 8/1/27 (b)		2,736,000	2,474,040
Edison International 3.55% 11/15/24		2,647,000	2,567,573
Electricite de France SA 5.5% 1/25/35 (Reg. S)	GBP	1,500,000	1,680,366
Enel SpA 3.375% (Reg. S) (d)(j)	EUR	805,000	791,466
Exelon Corp.:
2.75% 3/15/27		3,860,000	3,566,367
3.35% 3/15/32		20,066,000	17,495,266
4.05% 4/15/30		4,724,000	4,430,645
4.1% 3/15/52		3,609,000	2,852,092
FirstEnergy Corp.:
1.6% 1/15/26		199,000	181,709
2.05% 3/1/25		2,486,000	2,331,162
2.25% 9/1/30		6,686,000	5,432,375
2.65% 3/1/30		2,970,000	2,520,788
Georgia Power Co. 4.65% 5/16/28		5,500,000	5,440,301
Iberdrola Finanzas SAU 7.375% 1/29/24	GBP	450,000	565,455
IPALCO Enterprises, Inc.:
3.7% 9/1/24		2,654,000	2,566,619
4.25% 5/1/30		8,967,000	8,115,992
Metropolitan Edison Co. 5.2% 4/1/28 (b)		6,490,000	6,539,278
NextEra Energy Partners LP 4.25% 9/15/24 (b)		56,000	53,690
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (d)	EUR	2,060,000	1,875,924
NRG Energy, Inc.:
3.625% 2/15/31 (b)		1,785,000	1,406,632
5.25% 6/15/29 (b)		484,000	436,431
5.75% 1/15/28		581,000	552,513
6.625% 1/15/27		57,000	56,856
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)		556,912	551,343
Pacific Gas & Electric Co. 3.25% 2/16/24		4,138,000	4,054,101
PG&E Corp.:
5% 7/1/28		4,480,000	4,132,484
5.25% 7/1/30		1,155,000	1,043,744
Southern Co.:
1.875% 9/15/81 (d)	EUR	2,800,000	2,335,639
3.7% 4/30/30		9,229,000	8,494,132
4.4% 7/1/46		8,095,000	6,753,803
5.113% 8/1/27 (e)		13,244,000	13,214,286
Tampa Electric Co. 6.55% 5/15/36		280,000	298,757
Virginia Electric & Power Co.:
2.3% 11/15/31		2,300,000	1,879,968
2.4% 3/30/32		1,724,000	1,418,020
3.75% 5/15/27		2,000,000	1,936,881
Vistra Operations Co. LLC:
5% 7/31/27 (b)		3,190,000	2,997,864
5.5% 9/1/26 (b)		3,498,000	3,398,682
5.625% 2/15/27 (b)		665,000	639,603
Western Power Distribution PLC 3.625% 11/6/23 (Reg. S)	GBP	460,000	567,456
Xcel Energy, Inc.:
3.5% 12/1/49		4,570,000	3,325,186
4.8% 9/15/41		311,000	276,994
			241,113,178
Gas Utilities - 0.0%
Boston Gas Co. 4.487% 2/15/42 (b)		1,118,000	934,071
Nakilat, Inc. 6.067% 12/31/33 (b)		1,081,766	1,127,943
ONE Gas, Inc. 2% 5/15/30		3,243,000	2,706,234
Southern Co. Gas Capital Corp. 3.15% 9/30/51		3,046,000	2,029,352
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (b)		185,000	161,955
			6,959,555
Independent Power and Renewable Electricity Producers - 0.1%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)		6,227,000	5,571,177
Emera U.S. Finance LP:
2.639% 6/15/31		7,893,000	6,326,205
3.55% 6/15/26		9,123,000	8,634,714
4.75% 6/15/46		5,449,000	4,337,957
RWE AG 2.75% 5/24/30 (Reg. S)	EUR	204,000	201,960
TerraForm Power Operating LLC:
4.75% 1/15/30 (b)		75,000	67,331
5% 1/31/28 (b)		656,000	615,000
The AES Corp.:
1.375% 1/15/26		6,788,000	6,053,782
2.45% 1/15/31		19,403,000	15,530,395
3.3% 7/15/25 (b)		20,507,000	19,434,484
3.95% 7/15/30 (b)		21,858,000	19,524,516
TransAlta Corp. 6.5% 3/15/40		405,000	376,650
			86,674,171
Multi-Utilities - 0.2%
Berkshire Hathaway Energy Co.:
2.85% 5/15/51		4,048,000	2,655,882
3.25% 4/15/28		2,069,000	1,956,007
3.7% 7/15/30		161,000	151,651
4.05% 4/15/25		1,897,000	1,866,530
Consolidated Edison Co. of New York, Inc. 5.2% 3/1/33		8,097,000	8,221,168
Dominion Energy, Inc. 3.071% 8/15/24 (d)		5,508,000	5,329,385
NiSource, Inc.:
0.95% 8/15/25		2,487,000	2,268,559
1.7% 2/15/31		3,114,000	2,440,727
2.95% 9/1/29		15,395,000	13,562,956
3.49% 5/15/27		16,136,000	15,290,983
3.6% 5/1/30		21,588,000	19,656,715
4.375% 5/15/47		3,114,000	2,618,343
4.8% 2/15/44		4,982,000	4,485,836
5% 6/15/52		2,180,000	1,996,511
5.25% 3/30/28		4,400,000	4,432,690
5.25% 2/15/43		132,000	126,458
5.95% 6/15/41		2,375,000	2,427,974
Puget Energy, Inc.:
2.379% 6/15/28		6,588,000	5,755,355
3.65% 5/15/25		2,677,000	2,579,324
4.1% 6/15/30		7,982,000	7,354,229
4.224% 3/15/32		27,701,000	25,203,292
Sempra Energy 6% 10/15/39		2,744,000	2,797,598
WEC Energy Group, Inc.:
3 month U.S. LIBOR + 2.610% 7.4332% 5/15/67 (d)(h)		3,075,000	2,506,056
2.2% 12/15/28		3,114,000	2,704,951
			138,389,180
Water Utilities - 0.0%
Severn Trent Utilities Finance PLC:
4.625% 11/30/34 (Reg. S)	GBP	380,000	431,849
6.125% 2/26/24	GBP	245,000	305,560
Thames Water Utility Finance PLC 1.875% 1/24/24 (Reg. S)	GBP	480,000	582,170
			1,319,579
TOTAL UTILITIES			474,455,663
TOTAL NONCONVERTIBLE BONDS (Cost $8,819,783,709)			8,232,095,418

U.S. Treasury Obligations - 12.6%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
1.75% 8/15/41	13,264,000	9,355,783
1.875% 2/15/41	12,454,500	9,075,730
2% 11/15/41	19,304,500	14,185,791
2.25% 2/15/52	85,500,000	61,666,875
2.375% 5/15/51	634,826,000	471,730,275
2.875% 5/15/52	409,400,000	339,002,393
3.625% 2/15/53	461,920,700	443,660,397
3.625% 5/15/53	120,360,000	115,808,888
4% 11/15/42	1,645,000	1,646,028
U.S. Treasury Notes:
0.25% 7/31/25 (k)	75,607,200	69,304,631
0.5% 5/31/27	520,000,000	455,000,000
1.25% 4/30/28	250,000,000	221,533,203
1.25% 5/31/28	74,500,000	65,920,859
1.25% 6/30/28	75,000,000	66,234,375
1.5% 2/29/24 (k)	10,200,000	9,918,305
1.625% 9/30/26	56,762,300	52,620,426
1.875% 2/28/27	227,000,000	210,817,383
1.875% 2/28/29	150,000,000	135,375,000
2.125% 5/15/25	11,411,100	10,917,213
2.375% 3/31/29	30,324,000	28,117,218
2.625% 7/31/29	43,213,500	40,548,105
2.75% 8/15/32	700,895,100	651,750,305
2.875% 5/15/32	963,805,000	906,692,026
3.125% 11/15/28	114,671,600	110,926,856
3.125% 8/31/29	37,590,000	36,280,223
3.25% 6/30/29	26,556,300	25,815,628
3.375% 5/15/33	4,920,000	4,814,681
3.5% 9/15/25	31,222,900	30,700,892
3.5% 1/31/28	32,815,100	32,369,020
3.5% 4/30/28	10,600,000	10,463,372
3.5% 1/31/30	477,918,900	471,384,850
3.5% 4/30/30	143,600,000	141,782,563
3.5% 2/15/33	425,960,300	420,902,021
3.625% 5/15/26	60,130,000	59,434,621
3.625% 3/31/28	59,200,000	58,746,750
3.625% 3/31/30	122,852,000	122,218,544
3.75% 4/15/26	95,002,500	94,171,228
3.75% 5/31/30	13,100,000	13,140,938
3.875% 1/15/26	48,848,600	48,507,041
3.875% 11/30/27	275,800,000	276,241,710
3.875% 12/31/27	248,781,800	249,189,902
3.875% 12/31/29	237,407,700	239,253,175
4% 12/15/25	31,600,900	31,473,756
4% 2/15/26	42,696,200	42,556,103
4% 10/31/29	44,410,300	45,031,351
4% 2/28/30	461,900,000	469,279,573
4.125% 11/15/32	491,585,100	509,789,111
4.25% 10/15/25	43,425,700	43,418,915
4.375% 10/31/24	69,400,000	68,955,406
4.625% 3/15/26	93,650,000	94,981,586
TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,609,389,535)		8,142,711,025

U.S. Government Agency - Mortgage Securities - 21.2%
	Principal Amount (a)	Value ($)
Fannie Mae - 7.6%
12 month U.S. LIBOR + 1.440% 3.945% 4/1/37 (d)(h)	6,644	6,675
12 month U.S. LIBOR + 1.460% 3.848% 1/1/35 (d)(h)	6,620	6,656
12 month U.S. LIBOR + 1.480% 3.796% 7/1/34 (d)(h)	719	730
12 month U.S. LIBOR + 1.530% 3.94% 3/1/36 (d)(h)	1,539	1,549
12 month U.S. LIBOR + 1.550% 3.803% 6/1/36 (d)(h)	6,508	6,652
12 month U.S. LIBOR + 1.560% 4.065% 3/1/37 (d)(h)	5,830	5,876
12 month U.S. LIBOR + 1.620% 3.918% 5/1/35 (d)(h)	10,551	10,718
12 month U.S. LIBOR + 1.620% 3.95% 3/1/33 (d)(h)	5,349	5,391
12 month U.S. LIBOR + 1.630% 3.815% 9/1/36 (d)(h)	2,872	2,917
12 month U.S. LIBOR + 1.630% 4.127% 11/1/36 (d)(h)	3,018	3,063
12 month U.S. LIBOR + 1.640% 3.895% 6/1/47 (d)(h)	8,054	8,211
12 month U.S. LIBOR + 1.640% 5.18% 5/1/36 (d)(h)	2,227	2,275
12 month U.S. LIBOR + 1.680% 3.982% 7/1/43 (d)(h)	93,493	95,282
12 month U.S. LIBOR + 1.700% 4.1% 6/1/42 (d)(h)	11,382	11,656
12 month U.S. LIBOR + 1.710% 3.857% 8/1/35 (d)(h)	3,274	3,337
12 month U.S. LIBOR + 1.730% 4.021% 3/1/40 (d)(h)	11,988	12,170
12 month U.S. LIBOR + 1.730% 4.294% 5/1/36 (d)(h)	9,024	9,231
12 month U.S. LIBOR + 1.750% 4% 8/1/41 (d)(h)	17,586	18,009
12 month U.S. LIBOR + 1.750% 4.051% 7/1/35 (d)(h)	3,479	3,517
12 month U.S. LIBOR + 1.800% 4.048% 12/1/40 (d)(h)	359,830	367,472
12 month U.S. LIBOR + 1.800% 4.05% 7/1/41 (d)(h)	4,564	4,684
12 month U.S. LIBOR + 1.800% 4.055% 1/1/42 (d)(h)	26,442	26,841
12 month U.S. LIBOR + 1.810% 4.05% 7/1/41 (d)(h)	7,088	7,298
12 month U.S. LIBOR + 1.810% 4.06% 12/1/39 (d)(h)	9,020	9,155
12 month U.S. LIBOR + 1.810% 4.068% 9/1/41 (d)(h)	3,699	3,787
12 month U.S. LIBOR + 1.810% 4.304% 2/1/42 (d)(h)	15,647	15,882
12 month U.S. LIBOR + 1.820% 4.294% 2/1/35 (d)(h)	14,499	14,645
12 month U.S. LIBOR + 1.830% 4.08% 10/1/41 (d)(h)	2,977	2,933
12 month U.S. LIBOR + 1.950% 3.771% 7/1/37 (d)(h)	16,497	17,008
6 month U.S. LIBOR + 1.500% 3.727% 1/1/35 (d)(h)	11,743	11,800
6 month U.S. LIBOR + 1.530% 3.785% 12/1/34 (d)(h)	1,838	1,842
6 month U.S. LIBOR + 1.530% 3.844% 3/1/35 (d)(h)	2,693	2,699
6 month U.S. LIBOR + 1.550% 5.984% 10/1/33 (d)(h)	995	1,014
6 month U.S. LIBOR + 1.560% 5.603% 7/1/35 (d)(h)	980	997
6 month U.S. LIBOR + 1.740% 3.865% 12/1/34 (d)(h)	320	324
6 month U.S. LIBOR + 1.960% 4.434% 9/1/35 (d)(h)	2,310	2,340
U.S. TREASURY 1 YEAR INDEX + 2.200% 4.583% 3/1/35 (d)(h)	3,525	3,575
U.S. TREASURY 1 YEAR INDEX + 2.270% 4.395% 6/1/36 (d)(h)	9,893	10,119
U.S. TREASURY 1 YEAR INDEX + 2.280% 4.405% 10/1/33 (d)(h)	6,413	6,558
U.S. TREASURY 1 YEAR INDEX + 2.460% 4.431% 7/1/34 (d)(h)	11,365	11,658
1% 12/1/36	90,188,281	74,344,067
1.5% 11/1/35 to 8/1/51 (l)	225,721,401	186,522,033
2% 2/1/28 to 4/1/52	1,180,384,967	1,010,496,131
2.5% 1/1/28 to 9/1/52 (l)	1,337,713,748	1,174,944,227
3% 12/1/28 to 8/1/52 (k)	777,182,732	700,311,841
3.25% 12/1/41	5,793	5,410
3.4% 7/1/42 to 9/1/42	108,681	101,796
3.5% 10/1/33 to 5/1/52 (k)(m)	573,629,116	531,250,958
3.65% 5/1/42 to 8/1/42	34,073	32,125
3.9% 4/1/42	9,337	8,923
4% 3/1/36 to 9/1/52	453,046,487	433,540,384
4.25% 11/1/41	18,473	17,944
4.5% to 4.5% 6/1/24 to 12/1/52 (k)	349,502,724	341,996,729
5% 6/1/23 to 12/1/52	240,272,772	238,757,895
5.274% 8/1/41 (d)	249,025	251,161
5.5% 12/1/23 to 2/1/53	125,356,730	125,443,508
5.5% 5/1/53	23,111,667	23,218,356
6% to 6% 9/1/29 to 12/1/52	59,974,381	60,742,731
6.5% 12/1/23 to 5/1/38	360,459	373,426
6.682% 2/1/39 (d)	124,045	126,908
7% to 7% 9/1/23 to 7/1/37	92,742	96,046
7.5% to 7.5% 8/1/23 to 9/1/32	57,064	59,281
8% 3/1/37	2,905	3,190
9% 10/1/30	3,244	3,491
TOTAL FANNIE MAE		4,903,385,107
Freddie Mac - 4.5%
12 month U.S. LIBOR + 1.320% 3.575% 1/1/36 (d)(h)	3,884	3,860
12 month U.S. LIBOR + 1.370% 3.634% 3/1/36 (d)(h)	20,548	20,540
12 month U.S. LIBOR + 1.500% 3.824% 3/1/36 (d)(h)	16,011	16,040
12 month U.S. LIBOR + 1.750% 4% 12/1/40 (d)(h)	139,892	141,217
12 month U.S. LIBOR + 1.750% 4% 7/1/41 (d)(h)	31,847	32,524
12 month U.S. LIBOR + 1.750% 4% 9/1/41 (d)(h)	60,207	61,169
12 month U.S. LIBOR + 1.860% 5.239% 4/1/36 (d)(h)	8,138	8,298
12 month U.S. LIBOR + 1.880% 4.13% 9/1/41 (d)(h)	5,553	5,647
12 month U.S. LIBOR + 1.880% 5.255% 4/1/41 (d)(h)	1,436	1,467
12 month U.S. LIBOR + 1.900% 4.179% 10/1/42 (d)(h)	21,185	21,528
12 month U.S. LIBOR + 1.910% 3.95% 6/1/41 (d)(h)	11,696	12,007
12 month U.S. LIBOR + 1.910% 4.055% 5/1/41 (d)(h)	11,799	12,102
12 month U.S. LIBOR + 1.910% 4.16% 6/1/41 (d)(h)	3,663	3,762
12 month U.S. LIBOR + 1.910% 4.563% 5/1/41 (d)(h)	11,286	11,521
12 month U.S. LIBOR + 1.960% 3.711% 6/1/33 (d)(h)	4,723	4,814
12 month U.S. LIBOR + 2.020% 4.93% 4/1/38 (d)(h)	7,069	7,192
12 month U.S. LIBOR + 2.030% 4.158% 3/1/33 (d)(h)	148	149
12 month U.S. LIBOR + 2.040% 4.256% 7/1/36 (d)(h)	10,095	10,354
12 month U.S. LIBOR + 2.200% 4.45% 12/1/36 (d)(h)	18,287	18,641
6 month U.S. LIBOR + 1.120% 3.424% 8/1/37 (d)(h)	7,752	7,657
6 month U.S. LIBOR + 1.880% 4.369% 10/1/36 (d)(h)	20,014	20,112
6 month U.S. LIBOR + 1.990% 4.435% 10/1/35 (d)(h)	9,704	9,775
6 month U.S. LIBOR + 2.020% 5.51% 6/1/37 (d)(h)	15,353	15,744
6 month U.S. LIBOR + 2.680% 6.988% 10/1/35 (d)(h)	6,202	6,382
U.S. TREASURY 1 YEAR INDEX + 2.030% 3.907% 6/1/33 (d)(h)	14,303	14,475
U.S. TREASURY 1 YEAR INDEX + 2.260% 3.809% 6/1/33 (d)(h)	29,520	30,000
U.S. TREASURY 1 YEAR INDEX + 2.430% 4.39% 3/1/35 (d)(h)	49,860	50,934
1.5% 8/1/35 to 6/1/51	434,783,134	343,159,652
2% 6/1/35 to 4/1/52 (l)	727,507,472	613,988,210
2.5% 1/1/28 to 4/1/52 (l)	731,685,490	639,170,762
3% 6/1/31 to 4/1/52	338,058,292	303,495,984
3.5% 3/1/32 to 10/1/52 (k)(m)	289,792,620	269,100,512
4% 5/1/33 to 2/1/53 (k)	193,396,235	185,000,840
4% 4/1/48	8,664	8,330
4.5% 6/1/25 to 10/1/52	174,538,971	169,427,482
5% 7/1/33 to 1/1/53	142,312,878	141,522,972
5.5% 3/1/34 to 4/1/53	182,996,753	184,381,015
5.5% 5/1/53	20,935,669	21,032,314
6% 3/1/24 to 11/1/52	1,798,744	1,824,183
6.5% 1/1/24 to 1/1/53	32,016,280	32,861,911
7% 3/1/26 to 9/1/36	109,425	114,357
7.5% 1/1/27 to 7/1/34	32,114	33,967
8% 7/1/24 to 4/1/32	2,126	2,242
8.5% 1/1/25 to 1/1/28	1,175	1,209
TOTAL FREDDIE MAC		2,905,673,853
Ginnie Mae - 4.7%
3.5% 9/20/40 to 12/20/49	70,619,530	66,367,032
4% 7/20/33 to 5/20/49	68,834,025	66,604,370
4.5% 6/20/33 to 9/20/46	7,153,511	7,106,754
5.5% 8/15/33 to 9/15/39	198,472	204,385
6% to 6% 10/15/30 to 5/15/40	276,956	288,561
7% to 7% 12/15/23 to 11/15/32	316,995	328,766
7.5% to 7.5% 8/15/23 to 9/15/31	19,977	20,449
8% 12/15/23 to 11/15/29	4,160	4,245
8.5% to 8.5% 11/15/27 to 1/15/31	2,695	2,832
2% 9/20/50 to 4/20/51	301,171,933	256,269,898
2% 6/1/53 (i)	1,700,000	1,441,545
2% 6/1/53 (i)	28,600,000	24,251,879
2% 6/1/53 (i)	5,300,000	4,494,229
2% 6/1/53 (i)	17,900,000	15,178,624
2% 6/1/53 (i)	17,900,000	15,178,624
2% 6/1/53 (i)	182,950,000	155,135,709
2% 6/1/53 (i)	30,650,000	25,990,213
2% 6/1/53 (i)	166,750,000	141,398,631
2% 6/1/53 (i)	26,900,000	22,810,334
2% 6/1/53 (i)	9,550,000	8,098,092
2% 6/1/53 (i)	59,050,000	50,072,499
2% 7/1/53 (i)	19,800,000	16,806,777
2% 7/1/53 (i)	126,450,000	107,334,187
2% 7/1/53 (i)	168,050,000	142,645,394
2% 7/1/53 (i)	26,300,000	22,324,153
2% 7/1/53 (i)	6,500,000	5,517,376
2% 7/1/53 (i)	41,550,000	35,268,766
2.5% 11/20/47 to 12/20/51	55,928,689	48,905,877
2.5% 6/1/53 (i)	49,150,000	42,922,302
2.5% 6/1/53 (i)	2,150,000	1,877,578
2.5% 6/1/53 (i)	45,450,000	39,691,121
2.5% 6/1/53 (i)	14,000,000	12,226,088
2.5% 6/1/53 (i)	31,300,000	27,334,040
2.5% 6/1/53 (i)	185,100,000	161,646,349
2.5% 6/1/53 (i)	26,050,000	22,749,257
2.5% 6/1/53 (i)	152,400,000	133,089,701
2.5% 7/1/53 (i)	22,350,000	19,535,536
2.5% 7/1/53 (i)	131,450,000	114,896,922
3% 5/15/42 to 2/20/50	8,664,588	7,845,605
3% 6/1/53 (i)	20,900,000	18,794,967
3% 6/1/53 (i)	145,300,000	130,665,486
3% 6/1/53 (i)	50,550,000	45,458,639
3% 6/1/53 (i)	2,125,000	1,910,971
3% 6/1/53 (i)	9,450,000	8,498,203
3% 6/1/53 (i)	3,550,000	3,192,446
3% 6/1/53 (i)	46,700,000	41,996,409
3% 6/1/53 (i)	28,300,000	25,449,644
3% 6/1/53 (i)	17,800,000	16,007,196
3% 6/1/53 (i)	13,900,000	12,500,002
3% 6/1/53 (i)	96,900,000	87,140,300
3% 7/1/53 (i)	146,500,000	131,847,627
3% 7/1/53 (i)	21,050,000	18,944,659
3.5% 6/1/53 (i)	10,950,000	10,148,070
3.5% 6/1/53 (i)	109,850,000	101,805,069
3.5% 6/1/53 (i)	7,750,000	7,182,424
3.5% 6/1/53 (i)	77,650,000	71,963,256
3.5% 7/1/53 (i)	6,900,000	6,399,257
3.5% 7/1/53 (i)	81,550,000	75,631,794
4% 6/1/53 (i)	7,950,000	7,554,532
4% 6/1/53 (i)	54,150,000	51,456,341
4.5% 6/1/53 (i)	109,700,000	106,531,952
4.5% 6/1/53 (i)	4,100,000	3,981,595
5% 4/15/33 to 6/20/48	9,217,377	9,284,412
5% 6/1/53 (i)	7,900,000	7,793,792
5% 6/1/53 (i)	52,700,000	51,991,496
5.5% 6/1/53 (i)	3,750,000	3,745,872
5.5% 6/1/53 (i)	1,850,000	1,847,964
5.5% 6/1/53 (i)	69,150,000	69,073,887
5.5% 6/1/53 (i)	4,900,000	4,894,607
5.5% 6/1/53 (i)	33,850,000	33,812,741
5.5% 6/1/53 (i)	32,400,000	32,364,337
6.5% 3/20/31 to 6/15/37	43,095	45,045
TOTAL GINNIE MAE		3,023,779,692
Uniform Mortgage Backed Securities - 4.4%
1.5% 6/1/38 (i)	7,500,000	6,554,003
1.5% 6/1/38 (i)	5,600,000	4,893,656
1.5% 6/1/38 (i)	28,950,000	25,298,453
1.5% 6/1/38 (i)	21,700,000	18,962,916
1.5% 6/1/38 (i)	6,800,000	5,942,296
1.5% 6/1/38 (i)	26,325,000	23,004,551
1.5% 6/1/53 (i)	30,000,000	23,392,314
1.5% 6/1/53 (i)	300,000	233,923
2% 6/1/38 (i)	10,900,000	9,760,056
2% 6/1/38 (i)	54,950,000	49,203,219
2% 6/1/38 (i)	4,100,000	3,671,214
2% 6/1/38 (i)	52,300,000	46,830,361
2% 6/1/38 (i)	23,650,000	21,176,636
2% 6/1/53 (i)	235,000,000	193,223,251
2% 6/1/53 (i)	83,700,000	68,820,366
2% 6/1/53 (i)	117,400,000	96,529,403
2% 6/1/53 (i)	176,525,000	145,143,551
2% 6/1/53 (i)	5,300,000	4,357,801
2% 6/1/53 (i)	17,900,000	14,717,856
2% 6/1/53 (i)	17,900,000	14,717,856
2% 6/1/53 (i)	20,950,000	17,225,647
2% 6/1/53 (i)	212,000,000	174,312,039
2% 6/1/53 (i)	18,600,000	15,293,415
2% 6/1/53 (i)	8,600,000	7,071,149
2% 6/1/53 (i)	110,250,000	90,650,483
2% 6/1/53 (i)	4,300,000	3,535,574
2% 6/1/53 (i)	55,100,000	45,304,686
2% 7/1/53 (i)	171,650,000	141,343,047
2% 7/1/53 (i)	171,650,000	141,343,047
2% 7/1/53 (i)	3,650,000	3,005,547
2% 7/1/53 (i)	99,100,000	81,602,656
2.5% 6/1/38 (i)	3,500,000	3,217,813
2.5% 6/1/38 (i)	23,525,000	21,628,297
2.5% 6/1/53 (i)	6,550,000	5,594,365
2.5% 6/1/53 (i)	43,600,000	37,238,830
2.5% 6/1/53 (i)	6,550,000	5,594,365
2.5% 6/1/53 (i)	25,000	21,353
2.5% 6/1/53 (i)	137,400,000	117,353,560
2.5% 6/1/53 (i)	19,000,000	16,227,930
2.5% 6/1/53 (i)	43,650,000	37,281,535
2.5% 7/1/53 (i)	4,850,000	4,151,391
2.5% 7/1/53 (i)	80,950,000	69,289,719
3% 6/1/53 (i)	5,400,000	4,784,484
3% 6/1/53 (i)	48,350,000	42,838,854
3% 6/1/53 (i)	1,950,000	1,727,730
3% 6/1/53 (i)	17,500,000	15,505,273
3% 6/1/53 (i)	69,000,000	61,135,076
3% 6/1/53 (i)	7,700,000	6,822,320
3.5% 6/1/53 (i)	4,600,000	4,220,141
3.5% 6/1/53 (i)	20,800,000	19,082,376
4% 6/1/53 (i)	14,850,000	14,028,609
4% 6/1/53 (i)	4,850,000	4,581,734
4% 6/1/53 (i)	9,300,000	8,785,594
4% 6/1/53 (i)	6,650,000	6,282,172
4% 6/1/53 (i)	3,050,000	2,881,297
4% 6/1/53 (i)	2,175,000	2,054,695
4.5% 6/1/53 (i)	14,075,000	13,618,662
4.5% 6/1/53 (i)	25,075,000	24,262,021
5% 6/1/38 (i)	1,800,000	1,795,430
5% 6/1/38 (i)	16,300,000	16,258,613
5% 6/1/38 (i)	3,600,000	3,590,859
5% 6/1/38 (i)	32,350,000	32,267,860
5% 6/1/38 (i)	4,500,000	4,488,574
5% 6/1/38 (i)	40,450,000	40,347,293
5% 6/1/38 (i)	2,700,000	2,693,144
5% 6/1/38 (i)	24,250,000	24,188,427
5% 6/1/38 (i)	1,425,000	1,421,382
5% 6/1/38 (i)	12,950,000	12,917,119
5% 6/1/38 (i)	1,275,000	1,271,763
5% 6/1/38 (i)	11,500,000	11,470,800
5% 6/1/53 (i)	8,100,000	7,977,551
5% 6/1/53 (i)	70,000,000	68,941,796
5.5% 6/1/53 (i)	12,300,000	12,291,832
5.5% 6/1/53 (i)	43,100,000	43,071,377
5.5% 6/1/53 (i)	7,550,000	7,544,986
5.5% 6/1/53 (i)	26,450,000	26,432,435
5.5% 6/1/53 (i)	88,800,000	88,741,028
5.5% 6/1/53 (i)	116,300,000	116,222,765
5.5% 6/1/53 (i)	40,300,000	40,273,237
5.5% 6/1/53 (i)	11,350,000	11,342,462
5.5% 6/1/53 (i)	61,000,000	60,959,490
5.5% 6/1/53 (i)	2,150,000	2,148,572
5.5% 7/1/53 (i)	17,400,000	17,386,405
5.5% 7/1/53 (i)	86,500,000	86,432,418
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		2,789,808,786
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $14,284,905,372)		13,622,647,438

Asset-Backed Securities - 2.3%
	Principal Amount (a)	Value ($)
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)(g)	6,803,011	4,320,255
Series 2019-1 Class A, 3.844% 5/15/39 (b)	2,820,611	2,030,918
Series 2019-2:
Class A, 3.376% 10/16/39 (b)	7,457,769	5,887,327
Class B, 4.458% 10/16/39 (b)	1,488,945	524,228
Series 2021-1A Class A, 2.95% 11/16/41 (b)	9,850,808	8,876,071
Series 2021-2A Class A, 2.798% 1/15/47 (b)	19,622,760	16,787,272
Aimco:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.060% 6.3327% 7/22/32 (b)(d)(h)	3,942,574	3,877,289
Series 2021-BA Class AR, 3 month U.S. LIBOR + 1.100% 6.3603% 1/15/32 (b)(d)(h)	11,580,122	11,420,467
AIMCO CLO Ltd.:
Series 2021-11A Class AR, 3 month U.S. LIBOR + 1.130% 6.3903% 10/17/34 (b)(d)(h)	7,980,000	7,800,634
Series 2022-12A Class AR, CME Term SOFR 3 Month Index + 1.170% 6.1563% 1/17/32 (b)(d)(h)	4,031,543	3,965,083
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.500% 6.5485% 7/20/35 (b)(d)(h)	12,690,000	12,478,267
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 6.3904% 7/20/34 (b)(d)(h)	8,250,000	8,022,251
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)	2,671,929	2,245,253
Class B, 4.335% 1/16/40 (b)	435,156	218,251
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 6.5803% 10/15/32 (b)(d)(h)	8,066,000	7,964,030
Ares LII CLO Ltd. Series 2021-52A Class A1R, 3 month U.S. LIBOR + 1.050% 6.3227% 4/22/31 (b)(d)(h)	2,862,530	2,819,294
Ares LV CLO Ltd. Series 2021-55A Class A1R, 3 month U.S. LIBOR + 1.130% 6.3903% 7/15/34 (b)(d)(h)	10,540,000	10,326,660
Ares LVIII CLO LLC Series 2022-58A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.3163% 1/15/35 (b)(d)(h)	18,170,000	17,640,417
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, 3 month U.S. LIBOR + 1.070% 6.3303% 4/15/34 (b)(d)(h)	24,780,000	24,166,522
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 6.5103% 4/17/33 (b)(d)(h)	26,092,000	25,676,302
Babson CLO Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 6.4103% 10/15/36 (b)(d)(h)	7,970,000	7,767,801
Bank of America Credit Card Master Trust Series 2022-A2, Class A2, 5% 4/15/28	3,900,000	3,920,046
Barings CLO Ltd. Series 2021-4A Class A, 3 month U.S. LIBOR + 1.220% 6.4704% 1/20/32 (b)(d)(h)	9,470,000	9,349,551
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, 1 month U.S. LIBOR + 1.120% 6.263% 2/25/35 (d)(h)	137,429	135,096
Beechwood Park CLO Ltd. Series 2022-1A Class A1R, CME Term SOFR 3 Month Index + 1.300% 6.2863% 1/17/35 (b)(d)(h)	15,590,000	15,268,191
BETHP Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 6.3903% 1/15/35 (b)(d)(h)	11,380,000	11,095,739
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (b)	7,062,120	6,480,060
Class AA, 2.487% 12/16/41 (b)(d)	396,099	379,281
Series 2021-1A Class A, 2.443% 7/15/46 (b)	23,690,669	20,777,664
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 6.2503% 4/15/29 (b)(d)(h)	9,776,978	9,666,880
Capital One Multi-Asset Execution Trust Series 2023-A1 Class A, 4.42% 5/15/28	27,600,000	27,363,297
Carmax Auto Owner Trust Series 2023 2 Class A2A, 5.5% 6/15/26	3,900,000	3,883,810
Castlelake Aircraft Securitization Trust:
Series 2019-1A:
Class A, 3.967% 4/15/39 (b)	10,891,125	9,679,052
Class B, 5.095% 4/15/39 (b)	3,098,041	2,242,145
Series 2021-1R Class A, 2.741% 8/15/41 (b)	20,245,861	18,268,022
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (b)	2,294,571	2,072,527
Series 2021-1A:
Class A, 3.474% 1/15/46 (b)	5,599,162	5,137,231
Class B, 6.656% 1/15/46 (b)	2,756,103	2,251,736
Cedar Funding Ltd.:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.100% 6.3504% 10/20/32 (b)(d)(h)	9,231,000	9,057,263
Series 2021-14A Class A, 3 month U.S. LIBOR + 1.100% 6.3603% 7/15/33 (b)(d)(h)	3,354,274	3,298,882
Series 2022-15A Class A, CME Term SOFR 3 Month Index + 1.320% 6.3685% 4/20/35 (b)(d)(h)	14,430,000	14,047,764
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2021-12A Class A1R, 3 month U.S. LIBOR + 1.130% 6.3851% 10/25/34 (b)(d)(h)	6,880,000	6,710,181
Cent CLO LP Series 2021-21A Class A1R3, 3 month U.S. LIBOR + 0.970% 6.2616% 7/27/30 (b)(d)(h)	4,871,043	4,814,982
Cent CLO Ltd. / Cent CLO Series 2021-29A Class AR, 3 month U.S. LIBOR + 1.170% 6.4204% 10/20/34 (b)(d)(h)	11,410,000	11,045,040
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	13,164,390	12,601,158
Chase Issuance Trust Series 2022-A1 Class A, 3.97% 9/15/27	3,763,000	3,692,952
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 6.488% 10/25/37 (b)(d)(h)	23,129	23,042
Citibank Credit Card Issuance Trust Series 2018-A7 Class A7, 3.96% 10/13/30	9,000,000	8,715,428
CNH Equipment Trust Series 2023 A Class A2, 5.34% 9/15/26	14,462,000	14,407,172
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, 3 month U.S. LIBOR + 1.200% 6.4504% 4/20/34 (b)(d)(h)	9,400,000	9,130,239
Columbia Cent Clo 32 Ltd. / Coliseum Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.700% 6.7706% 7/24/34 (b)(d)(h)	16,510,000	16,254,673
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, 3 month U.S. LIBOR + 1.310% 6.5604% 1/20/34 (b)(d)(h)	12,220,000	11,986,708
DB Master Finance LLC:
Series 2017-1A Class A2II, 4.03% 11/20/47 (b)	25,772,948	23,845,440
Series 2019-1A:
Class A23, 4.352% 5/20/49 (b)	8,186,063	7,583,585
Class A2II, 4.021% 5/20/49 (b)	727,650	684,949
Series 2021-1A:
Class A23, 2.791% 11/20/51 (b)	11,820,000	9,417,987
Class A2I, 2.045% 11/20/51 (b)	4,042,440	3,550,608
Discover Card Execution Note Trust Series 2022-A4, Class A, 5.03% 10/15/27	3,900,000	3,918,006
Dominos Pizza Master Issuer LLC:
Series 2016-1A Class A2II, 4.474% 10/25/45 (b)	5,708,175	5,484,363
Series 2017-1A Class A23, 4.118% 7/25/47 (b)	5,021,750	4,702,196
Series 2018-1A Class A2I, 4.116% 7/25/48 (b)	2,572,770	2,456,663
Series 2019-1A Class A2, 3.668% 10/25/49 (b)	28,982,430	25,594,703
Series 2021-1A:
Class A2I, 2.662% 4/25/51 (b)	7,026,600	6,044,527
Class A2II, 3.151% 4/25/51 (b)	6,712,020	5,590,871
Dryden 98 CLO Ltd. Series 2022-98A Class A, CME Term SOFR 3 Month Index + 1.300% 6.3485% 4/20/35 (b)(d)(h)	9,710,000	9,418,632
Dryden CLO, Ltd.:
Series 2021-76A Class A1R, 3 month U.S. LIBOR + 1.150% 6.4004% 10/20/34 (b)(d)(h)	7,990,000	7,814,532
Series 2021-83A Class A, 3 month U.S. LIBOR + 1.220% 6.4817% 1/18/32 (b)(d)(h)	7,360,000	7,264,982
Dryden Senior Loan Fund:
Series 2018-70A Class A1, 3 month U.S. LIBOR + 1.170% 6.4303% 1/16/32 (b)(d)(h)	2,909,000	2,878,970
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 6.4403% 4/17/33 (b)(d)(h)	7,000,000	6,880,195
Series 2021-85A Class AR, 3 month U.S. LIBOR + 1.150% 6.4103% 10/15/35 (b)(d)(h)	10,090,000	9,837,811
Series 2021-90A Class A1A, 3 month U.S. LIBOR + 1.130% 6.5091% 2/20/35 (b)(d)(h)	6,930,000	6,753,022
Eaton Vance CLO, Ltd.:
Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 6.3603% 4/15/31 (b)(d)(h)	7,430,806	7,316,647
Series 2021-2A Class AR, 3 month U.S. LIBOR + 1.150% 6.4103% 1/15/35 (b)(d)(h)	11,970,000	11,716,200
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, 3 month U.S. LIBOR + 1.250% 6.5103% 1/15/34 (b)(d)(h)	2,000,000	1,964,870
Flatiron CLO Ltd. Series 2021-1A:
Class A1, 3 month U.S. LIBOR + 1.110% 6.375% 7/19/34 (b)(d)(h)	7,180,000	7,032,731
Class AR, 3 month U.S. LIBOR + 1.080% 6.3983% 11/16/34 (b)(d)(h)	11,500,000	11,287,181
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 6.6791% 11/20/33 (b)(d)(h)	12,800,000	12,623,590
Ford Credit Auto Owner Trust:
Series 2018-2 Class B, 3.61% 1/15/30 (b)	1,500,000	1,494,642
Series 2020-2 Class A, 1.06% 4/15/33 (b)	5,000,000	4,554,228
Series 2021-1 Class A, 1.37% 10/17/33 (b)	5,000,000	4,525,691
Ford Credit Floorplan Master Owner Trust:
Series 2019-2 Class A, 3.06% 4/15/26	8,253,000	8,050,140
Series 2019-4 Class A, 2.44% 9/15/26	1,300,000	1,248,641
Series 2023-1 Class A1, 4.92% 5/15/28 (b)	44,930,000	44,690,833
Gm Financial Automobile Leasing Series 2023-2 Class A2A, 5.44% 10/20/25	7,940,000	7,923,813
GM Financial Consumer Automobile Re Series 2023 2 Class A3, 4.47% 2/16/28	18,533,000	18,371,398
GM Financial Consumer Automobile Receivables Trust Series 2022-2 Class A3, 3.1% 2/16/27	54,500,000	52,777,489
Gm Financial Revolving Receiva:
Series 2021-1 Class A, 1.17% 6/12/34 (b)	5,000,000	4,429,553
Series 2023-1 Class A, 5.12% 4/11/35 (b)	6,600,000	6,635,999
GMF Floorplan Owner Revolving Trust Series 2020-1 Class A, 0.68% 8/15/25 (b)	954,000	944,636
Honda Auto Receivables Series 2023-2 Class A3, 4.93% 11/15/27	12,903,000	12,920,205
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)	13,416,850	11,571,980
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	8,812,906	7,534,999
Hyundai Auto Lease Securitizat Series 2023-B Class A2A, 5.47% 9/15/25 (b)	18,719,000	18,713,596
Invesco CLO Ltd. Series 2021-3A Class A, 3 month U.S. LIBOR + 1.130% 6.4027% 10/22/34 (b)(d)(h)	9,130,000	8,918,650
KKR CLO Ltd. Series 2022-41A Class A1, CME Term SOFR 3 Month Index + 1.330% 6.3163% 4/15/35 (b)(d)(h)	19,170,000	18,568,963
Lucali CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.210% 6.4703% 1/15/33 (b)(d)(h)	4,500,000	4,443,912
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 6.1927% 1/22/28 (b)(d)(h)	2,172,069	2,153,218
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, CME Term SOFR 3 Month Index + 1.400% 6.4295% 4/19/34 (b)(d)(h)	9,810,000	9,652,236
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, 3 month U.S. LIBOR + 1.100% 6.3727% 1/22/35 (b)(d)(h)	16,291,000	15,853,277
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, 3 month U.S. LIBOR + 1.120% 6.3803% 7/15/34 (b)(d)(h)	7,360,000	7,227,307
Madison Park Funding XXIII, Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 0.970% 6.2616% 7/27/31 (b)(d)(h)	2,425,021	2,398,237
Madison Park Funding XXVI Ltd. Series 2017-26A Class AR, 3 month U.S. LIBOR + 1.200% 6.4991% 7/29/30 (b)(d)(h)	1,825,828	1,808,601
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, 3 month U.S. LIBOR + 1.000% 6.2727% 1/22/31 (b)(d)(h)	4,173,273	4,115,511
Magnetite CLO LTD Series 2023-36A Class A, CME Term SOFR 3 Month Index + 1.800% 0% 4/22/36 (b)(d)(h)(i)	10,440,000	10,434,655
Magnetite CLO Ltd. Series 2021-27A Class AR, 3 month U.S. LIBOR + 1.140% 6.3904% 10/20/34 (b)(d)(h)	3,092,000	3,023,252
Magnetite XXIII, Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 1.130% 6.3851% 1/25/35 (b)(d)(h)	9,420,000	9,191,443
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 0.990% 6.2503% 1/15/34 (b)(d)(h)	8,400,000	8,264,088
MAPS Trust Series 2021-1A Class A, 2.521% 6/15/46 (b)	30,252,929	26,234,974
Marlette Funding Trust:
Series 2021-3A Class A, 0.65% 12/15/31 (b)	893,015	890,253
Series 2022-1A Class A, 1.36% 4/15/32 (b)	2,780,836	2,757,226
Mercedes-Benz Auto Receivables Series 2023-1 Class A4, 4.31% 4/16/29	4,500,000	4,443,415
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (b)	130,770	126,326
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 6.3204% 10/20/30 (b)(d)(h)	13,199,388	13,051,238
MMAF Equipment Finance LLC Series 2019-B Class A3, 2.01% 12/12/24 (b)	466,958	460,464
Morgan Stanley ABS Capital I Trust Series 2004-HE7 Class B3, 1 month U.S. LIBOR + 5.250% 10.388% 8/25/34 (d)(g)(h)	53,136	75,001
Niagara Park CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.000% 6.2603% 7/17/32 (b)(d)(h)	3,241,511	3,175,092
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, 3 month U.S. LIBOR + 0.800% 6.1791% 5/20/29 (b)(d)(h)	1,778,714	1,760,477
Palmer Square Loan Funding, Ltd. / Palmer Square Loan Funding LLC Series 2022-1A Class A1, CME Term SOFR 3 Month Index + 1.050% 6.0363% 4/15/30 (b)(d)(h)	4,477,307	4,412,982
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 6.383% 1/25/36 (d)(h)	60,726	59,390
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 6.3804% 10/20/34 (b)(d)(h)	14,148,000	13,865,846
Planet Fitness Master Issuer LLC:
Series 2018-1A Class A2II, 4.666% 9/5/48 (b)	6,164,525	5,916,526
Series 2019-1A Class A2, 3.858% 12/5/49 (b)	38,771,595	33,163,361
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)	9,622,800	8,637,560
Class A2II, 4.008% 12/5/51 (b)	9,622,800	7,965,225
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (b)	5,818,975	4,887,997
Prpm 2021-5, LLC Series 2021-5 Class A1, 1.793% 6/25/26 (b)(d)	1,718,896	1,571,009
Rockland Park CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.120% 6.3704% 4/20/34 (b)(d)(h)	12,190,000	11,960,609
RR 7 Ltd. Series 2022-7A Class A1AB, CME Term SOFR 3 Month Index + 1.340% 6.3263% 1/15/37 (b)(d)(h)	15,740,000	15,377,870
Santander Drive Auto Receivables Trust Series 2022-5 Class A3, 4.11% 8/17/26	2,555,000	2,524,389
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)	18,379,754	15,468,585
Class B, 4.335% 3/15/40 (b)(g)	853,777	599,783
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	9,702,000	9,210,959
1.631% 5/15/51 (b)	5,173,000	4,511,281
1.884% 7/15/50 (b)	4,645,000	4,195,026
2.328% 7/15/52 (b)	3,269,000	2,821,960
Store Master Funding Series 2021-1A Class A1, 2.12% 6/20/51 (b)	10,894,583	9,241,306
Stratus CLO, Ltd. Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.750% 6.7985% 7/20/30 (b)(d)(h)	3,329,539	3,316,285
SYMP Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.3906% 4/23/35 (b)(d)(h)	15,900,000	15,537,528
Symphony CLO XIX, Ltd. / Symphony CLO XIX LLC Series 2018-19A Class A, 3 month U.S. LIBOR + 0.960% 6.2203% 4/16/31 (b)(d)(h)	6,280,000	6,189,901
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.060% 6.3203% 7/15/32 (b)(d)(h)	4,245,997	4,160,899
Symphony CLO XXIII Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 1.020% 6.2803% 1/15/34 (b)(d)(h)	3,464,968	3,413,652
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 6.3304% 4/20/33 (b)(d)(h)	14,285,000	14,011,142
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 0.960% 6.2904% 11/18/30 (b)(d)(h)	2,673,036	2,648,450
TCI-Symphony CLO Series 2021-1A Class AR, 3 month U.S. LIBOR + 0.920% 6.1903% 7/15/30 (b)(d)(h)	3,598,964	3,553,973
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 5.998% 9/25/34 (d)(h)	45,367	43,197
Thunderbolt Aircraft Lease Ltd.:
Series 2017-A Class A, 4.212% 5/17/32 (b)	1,286,096	1,157,609
Series 2018-A Class A, 4.147% 9/15/38 (b)(d)	7,415,310	6,340,238
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	24,519,179	20,474,005
Toyota Auto Receivables Owner Trust:
Series 2022-C Class A3, 3.76% 4/15/27	37,350,000	36,537,608
Series 2023-A Class A4, 4.42% 8/15/28	4,000,000	3,963,259
Toyota Lease Owner Trust Series 2023 A:
Class A2, 5.3% 8/20/25 (b)	17,128,000	17,023,875
Class A3, 4.93% 4/20/26 (b)	14,238,000	14,180,305
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 5.7789% 4/6/42 (b)(d)(g)(h)	1,380,000	1,007,844
Upstart Securitization Trust:
Series 2021-2 Class A, 0.91% 6/20/31 (b)	851,692	847,309
Series 2021-3 Class A, 0.83% 7/20/31 (b)	3,950,122	3,901,719
Series 2021-4 Class A, 0.84% 9/20/31 (b)	8,005,702	7,833,501
Series 2021-5 Class A, 1.31% 11/20/31 (b)	7,361,321	7,178,209
3.12% 3/20/32 (b)	11,589,417	11,330,453
Valley Stream Park Clo Ltd. / Vy Series 2022-1A Class A, CME Term SOFR 3 Month Index + 2.400% 7.4485% 10/20/34 (b)(d)(h)	19,850,000	19,889,025
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 2.2891% 12/26/50 (b)	284,344	271,240
Series 2021-NPL2 Class A1, 2.115% 3/27/51 (b)	1,485,723	1,407,592
Series 2021-NPL3 Class A1, 1.743% 5/25/51 (b)(d)	2,115,525	1,950,209
Verizon Master Trust:
Series 2021-1:
Class A, 0.5% 5/20/27	21,504,000	20,443,483
Class B, 0.69% 5/20/27	3,172,000	3,008,572
Series 2023 2 Class A, 4.89% 4/13/28	15,800,000	15,743,829
Voya CLO Ltd. Series 2021-1A Class A1R, 3 month U.S. LIBOR + 0.950% 6.2103% 4/17/30 (b)(d)(h)	2,780,247	2,744,203
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, 3 month U.S. LIBOR + 1.160% 6.425% 7/19/34 (b)(d)(h)	7,780,000	7,611,773
Series 2021-3A Class AR, 3 month U.S. LIBOR + 1.150% 6.4004% 10/20/34 (b)(d)(h)	13,570,000	13,264,214
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 6.4103% 7/16/34 (b)(d)(h)	7,590,000	7,427,680
World Omni Auto Receivables Trust Series 2023 B:
Class A2A, 5.25% 11/16/26	8,208,000	8,167,612
Class A3, 4.66% 5/15/28	15,076,000	15,009,749
World Omni Automobile Lease Series 2023-A Class A2A, 5.47% 11/17/25	15,338,000	15,332,715
TOTAL ASSET-BACKED SECURITIES (Cost $1,549,192,086)		1,498,963,845

Collateralized Mortgage Obligations - 1.0%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.6%
Ajax Mortgage Loan Trust sequential payer:
Series 2021-B Class A, 2.239% 6/25/66 (b)(d)	855,341	802,008
Series 2021-C Class A, 2.115% 1/25/61 (b)	3,431,967	3,229,731
Series 2021-E Class A1, 1.74% 12/25/60 (b)	14,205,547	11,774,132
Angel Oak Mortgage Trust Series 2021-8 Class A1, 1.82% 11/25/66 (b)	2,119,050	1,802,173
Binom Securitization Trust 202 Series 2022-RPL1 Class A1, 3% 2/25/61 (b)	15,218,378	13,591,596
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(d)	3,288,321	3,139,666
BRAVO Residential Funding Trust sequential payer:
Series 2020-RPL2 Class A1, 2% 5/25/59 (b)	952,752	849,624
Series 2022-RPL1 Class A1, 2.75% 9/25/61 (b)	17,698,235	14,700,292
BVEBO sequential payer Series 2022-3 Class A, 3.242% 5/29/52 (b)	12,883,598	12,421,397
Cascade Funding Mortgage Trust:
Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(d)	7,180,111	6,763,806
Series 2021-HB5 Class A, 0.8006% 2/25/31 (b)	4,023,569	3,877,563
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	4,085,940	3,855,179
Series 2021-HB7 Class A, 1.1512% 10/27/31 (b)	9,363,070	8,760,400
CFMT Series 2022-HB10 Class A, 3.25% 11/25/35 (b)	5,459,896	5,226,489
Cfmt 2022-Ebo2 sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (b)	6,094,072	5,910,741
CFMT 2022-Hb8 LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	48,279,777	47,196,524
Citigroup Mortgage Loan Trust sequential payer Series 2014-8 Class 2A1, 3.45% 6/27/37 (b)(d)	12,136	11,853
CSAIL Commercial Mortgage Trust Series 2015-C2 Class ASB, 3.2241% 6/15/57	1,011,698	983,683
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 4.4303% 5/27/37 (b)(d)(h)	29,362	28,126
Series 2014-3R:
Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (b)(d)(g)(h)	556,406	56
Class AA1, 1 month U.S. LIBOR + 0.280% 4.4303% 5/27/37 (b)(d)(h)	515,770	475,551
Csmc 2021-Rpl9 Trust sequential payer Series 2021-RPL9 Class A1, 2.4364% 2/25/61 (b)	3,405,703	3,169,052
CSMC Trust sequential payer:
Series 2020-RPL3 Class A1, 2.691% 3/25/60 (b)(d)	1,628,800	1,578,478
Series 2020-RPL4 Class A1, 2% 1/25/60 (b)	271,370	230,837
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(d)	26,713,753	25,175,909
GCAT Trust sequential payer Series 2021-NQM7 Class A1, 1.915% 8/25/66 (b)	1,133,033	993,255
Legacy Mortgage Asset Trust Series 2021-GS5 Class A1, 2.25% 7/25/67 (b)(d)	2,428,855	2,260,149
MFA Trust sequential payer Series 2022-RPL1 Class A1, 3.3% 8/25/61 (b)	52,869,916	48,153,973
New Residential Mortgage Loan Trust:
Series 2019-5A Class A1B, 3.5% 8/25/59 (b)	424,784	386,497
Series 2020-1A Class A1B, 3.5% 10/25/59 (b)	3,979,012	3,670,277
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (b)	10,098,881	9,183,351
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (b)	17,719,789	15,738,148
Oceanview Mortgage Loan Trust sequential payer Series 2020-1 Class A1A, 1.7329% 5/28/50 (b)	56,831	50,898
Oceanview Trust sequential payer Series 2021-1 Class A, 1.2187% 12/29/51 (b)(d)	7,879,081	7,609,791
Preston Ridge Partners Mortgage Trust:
sequential payer Series 2021-8 Class A1, 1.743% 9/25/26 (b)(d)	2,061,477	1,861,166
Series 2021-2 Class A1, 2.115% 3/25/26 (b)	14,793,659	13,873,841
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (b)	4,163,435	3,566,945
Series 2021-RPL2 Class A1, 1.455% 10/25/51 (b)(d)	5,787,952	5,013,956
PRET LLC Series 2022-RN1 Class A1, 3.721% 7/25/51 (b)	1,625,617	1,529,322
RMF Buyout Issuance Trust:
sequential payer:
Series 2021-HB1 Class A, 1.2586% 11/25/31 (b)	10,624,803	10,152,360
Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	6,437,213	6,188,921
Series 2020-HB1 Class A1, 1.7188% 10/25/50 (b)	3,795,485	3,507,358
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 6.0669% 7/20/34 (d)(h)	1,811	1,583
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 5.778% 9/25/43 (d)(h)	57,576	53,323
Towd Point Mortgage Trust:
sequential payer:
Series 2021-1 Class A1, 2.25% 11/25/61 (b)(d)	34,100,692	30,121,882
Series 2022-K147 Class A2, 3.75% 7/25/62 (b)	50,509,783	46,644,214
Series 2020-1 Class A1, 2.71% 1/25/60 (b)	940,451	861,885
Wells Fargo Mortgage Backed Securities Trust Series 2003-I Class A1, 4.4038% 9/25/33 (d)	6,335	6,044
TOTAL PRIVATE SPONSOR		386,984,005
U.S. Government Agency - 0.4%
Fannie Mae:
floater:
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 5.938% 2/25/32 (d)(h)	2,032	2,032
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 6.1113% 3/18/32 (d)(h)	3,785	3,805
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 6.138% 4/25/32 (d)(h)	4,253	4,275
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 6.138% 10/25/32 (d)(h)	5,236	5,264
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 5.888% 1/25/32 (d)(h)	1,945	1,942
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 2.962% 12/25/33 (d)(n)(o)	79,719	12,156
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 1.542% 11/25/36 (d)(n)(o)	53,252	5,181
Series 2012-154 Class F, 1 month U.S. LIBOR + 0.300% 5.438% 1/25/43 (d)(h)	502,390	489,116
Series 2017-36 Class FB, 1 month U.S. LIBOR + 0.350% 5.488% 5/25/47 (d)(h)	1,000,483	969,182
Series 2018-32 Class FB, 1 month U.S. LIBOR + 0.300% 5.438% 5/25/48 (d)(h)	575,279	555,358
Series 2018-38 Class FG, 1 month U.S. LIBOR + 0.300% 5.438% 6/25/48 (d)(h)	1,335,542	1,287,421
Series 2019-23 Class FC, 1 month U.S. LIBOR + 0.450% 5.588% 5/25/49 (d)(h)	8,805,581	8,608,829
planned amortization class:
Series 1993-207 Class H, 6.5% 11/25/23	1,555	1,551
Series 1996-28 Class PK, 6.5% 7/25/25	935	933
Series 1999-17 Class PG, 6% 4/25/29	27,299	27,512
Series 1999-32 Class PL, 6% 7/25/29	32,648	32,963
Series 1999-33 Class PK, 6% 7/25/29	24,041	24,274
Series 2001-52 Class YZ, 6.5% 10/25/31	3,791	3,911
Series 2005-102 Class CO 11/25/35 (p)	12,523	10,663
Series 2005-39 Class TE, 5% 5/25/35	13,271	13,388
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 4.1912% 8/25/35 (d)(o)	3,218	3,319
Series 2005-81 Class PC, 5.5% 9/25/35	37,519	38,305
Series 2006-12 Class BO 10/25/35 (p)	56,805	48,931
Series 2006-15 Class OP 3/25/36 (p)	72,871	61,505
Series 2006-37 Class OW 5/25/36 (p)	7,287	5,749
Series 2006-45 Class OP 6/25/36 (p)	22,627	18,031
Series 2006-62 Class KP 4/25/36 (p)	34,731	28,473
Series 2012-149:
Class DA, 1.75% 1/25/43	102,595	93,101
Class GA, 1.75% 6/25/42	111,509	100,337
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	3,852	3,909
Series 1999-25 Class Z, 6% 6/25/29	19,981	20,030
Series 2001-20 Class Z, 6% 5/25/31	30,073	30,465
Series 2001-31 Class ZC, 6.5% 7/25/31	13,771	13,943
Series 2002-16 Class ZD, 6.5% 4/25/32	10,627	10,986
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 2.412% 11/25/32 (d)(n)(o)	21,416	622
Series 2012-67 Class AI, 4.5% 7/25/27 (n)	25,897	711
Series 2020-80 Class BA, 1.5% 3/25/45	13,755,680	11,992,107
Series 2022-1 Class KA, 3% 5/25/48	6,635,533	6,041,488
Series 2022-3 Class N, 2% 10/25/47	79,175,051	68,542,015
Series 2022-30 Class E, 4.5% 7/25/48	18,830,111	18,173,298
Series 2022-49 Class TC, 4% 12/25/48	6,105,451	5,934,034
Series 2022-7 Class A, 3% 5/25/48	9,440,924	8,596,840
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 1.502% 12/25/36 (d)(n)(o)	39,798	4,115
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 1.302% 5/25/37 (d)(n)(o)	21,314	2,568
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 5.2667% 9/25/23 (d)(o)	67	67
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 2.962% 3/25/33 (d)(n)(o)	6,224	753
Series 2005-72 Class ZC, 5.5% 8/25/35	293,463	297,862
Series 2005-79 Class ZC, 5.9% 9/25/35	180,994	184,196
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 9.792% 6/25/37 (d)(o)	22,962	29,135
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 8.772% 7/25/37 (d)(o)	24,125	30,732
Class SB, 39.600% - 1 month U.S. LIBOR 8.772% 7/25/37 (d)(o)	6,715	7,596
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 1.212% 3/25/38 (d)(n)(o)	134,189	13,671
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 0.912% 12/25/40 (d)(n)(o)	135,755	9,161
Class ZA, 4.5% 12/25/40	60,109	61,418
Series 2010-139 Class NI, 4.5% 2/25/40 (n)	25,155	395
Series 2010-150 Class ZC, 4.75% 1/25/41	631,845	634,431
Series 2010-95 Class ZC, 5% 9/25/40	1,410,545	1,420,220
Series 2011-39 Class ZA, 6% 11/25/32	85,331	87,386
Series 2011-4 Class PZ, 5% 2/25/41	196,538	193,037
Series 2011-67 Class AI, 4% 7/25/26 (n)	8,284	201
Series 2011-83 Class DI, 6% 9/25/26 (n)	33	0
Series 2012-100 Class WI, 3% 9/25/27 (n)	262,673	10,618
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 1.512% 12/25/30 (d)(n)(o)	18,298	51
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 1.412% 6/25/41 (d)(n)(o)	25,613	211
Series 2013-133 Class IB, 3% 4/25/32 (n)	90,134	2,358
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 0.912% 1/25/44 (d)(n)(o)	81,657	9,033
Series 2013-16 Class GP, 3% 3/25/33	519,589	499,424
Series 2013-44 Class DJ, 1.85% 5/25/33	6,983,179	6,333,620
Series 2013-51 Class GI, 3% 10/25/32 (n)	82,163	4,766
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 1.582% 6/25/35 (d)(n)(o)	113,093	9,124
Series 2015-42 Class IL, 6% 6/25/45 (n)	560,610	95,839
Series 2015-70 Class JC, 3% 10/25/45	638,049	600,988
Series 2017-30 Class AI, 5.5% 5/25/47 (n)	288,712	49,966
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (n)	18,477	2,954
Series 343 Class 16, 5.5% 5/25/34 (n)	17,318	2,802
Series 348 Class 14, 6.5% 8/25/34 (d)(n)	15,114	2,935
Series 351:
Class 12, 5.5% 4/25/34 (d)(n)	9,296	1,546
Class 13, 6% 3/25/34 (n)	13,595	2,466
Series 359 Class 19, 6% 7/25/35 (d)(n)	8,038	1,512
Series 384 Class 6, 5% 7/25/37 (n)	78,326	13,262
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 5.9074% 1/15/32 (d)(h)	1,514	1,513
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 6.0074% 3/15/32 (d)(h)	2,322	2,327
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 6.1074% 3/15/32 (d)(h)	1,990	2,000
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 6.0074% 6/15/31 (d)(h)	3,674	3,681
Class FG, 1 month U.S. LIBOR + 0.900% 6.0074% 3/15/32 (d)(h)	1,253	1,255
Series 4709 Class FE, 1 month U.S. LIBOR + 0.350% 5.4574% 8/15/47 (d)(h)	530,400	513,878
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 5.3574% 5/15/37 (d)(h)	94,625	93,236
planned amortization class:
Series 2095 Class PE, 6% 11/15/28	34,806	35,203
Series 2101 Class PD, 6% 11/15/28	2,185	2,208
Series 2104 Class PG, 6% 12/15/28	2,532	2,561
Series 2121 Class MG, 6% 2/15/29	13,845	13,999
Series 2131 Class BG, 6% 3/15/29	74,091	74,965
Series 2137 Class PG, 6% 3/15/29	11,444	11,577
Series 2154 Class PT, 6% 5/15/29	26,072	26,375
Series 2162 Class PH, 6% 6/15/29	4,635	4,677
Series 2520 Class BE, 6% 11/15/32	43,158	44,372
Series 2693 Class MD, 5.5% 10/15/33	168,644	170,425
Series 2802 Class OB, 6% 5/15/34	39,240	39,794
Series 3002 Class NE, 5% 7/15/35	91,308	91,377
Series 3110 Class OP 9/15/35 (p)	20,676	19,051
Series 3119 Class PO 2/15/36 (p)	86,560	69,523
Series 3121 Class KO 3/15/36 (p)	13,551	11,135
Series 3123 Class LO 3/15/36 (p)	48,384	39,206
Series 3145 Class GO 4/15/36 (p)	50,177	40,859
Series 3189 Class PD, 6% 7/15/36	83,948	87,011
Series 3225 Class EO 10/15/36 (p)	25,648	20,371
Series 3258 Class PM, 5.5% 12/15/36	30,868	31,639
Series 3415 Class PC, 5% 12/15/37	38,058	37,766
Series 3806 Class UP, 4.5% 2/15/41	180,872	180,258
Series 3832 Class PE, 5% 3/15/41	365,831	366,075
Series 4135 Class AB, 1.75% 6/15/42	82,669	74,829
sequential payer:
Series 2020-5066 Class A, 1.5% 11/25/44	4,067,096	3,405,058
Series 2022-5189 Class DA, 2.5% 5/25/49	4,929,492	4,276,260
Series 2022-5190 Class BA, 2.5% 11/25/47	4,795,595	4,243,312
Series 2022-5197 Class DA, 2.5% 11/25/47	3,642,675	3,223,433
Series 2022-5198 Class BA, 2.5% 11/25/47	18,148,054	16,278,801
Series 2022-5202 Class LB, 2.5% 10/25/47	3,888,692	3,431,386
Series 2114 Class ZM, 6% 1/15/29	1,109	1,122
Series 2135 Class JE, 6% 3/15/29	9,633	9,754
Series 2274 Class ZM, 6.5% 1/15/31	9,995	10,108
Series 2281 Class ZB, 6% 3/15/30	15,725	15,906
Series 2303 Class ZV, 6% 4/15/31	7,801	7,908
Series 2357 Class ZB, 6.5% 9/15/31	64,473	66,177
Series 2502 Class ZC, 6% 9/15/32	19,604	20,156
Series 2519 Class ZD, 5.5% 11/15/32	21,563	21,944
Series 2998 Class LY, 5.5% 7/15/25	6,118	6,095
Series 3871 Class KB, 5.5% 6/15/41	470,651	488,694
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 1.4926% 2/15/36 (d)(n)(o)	28,308	2,601
Series 1658 Class GZ, 7% 1/15/24	631	631
Series 2013-4281 Class AI, 4% 12/15/28 (n)	55,960	905
Series 2017-4683 Class LM, 3% 5/15/47	792,189	745,061
Series 2021-5083 Class VA, 1% 8/15/38	24,798,554	23,050,105
Series 2380 Class SY, 8.200% - 1 month U.S. LIBOR 3.0926% 11/15/31 (d)(n)(o)	9,521	341
Series 2587 Class IM, 6.5% 3/15/33 (n)	2,553	438
Series 2933 Class ZM, 5.75% 2/15/35	415,415	429,889
Series 2935 Class ZK, 5.5% 2/15/35	335,411	343,918
Series 2947 Class XZ, 6% 3/15/35	166,919	172,329
Series 2996 Class ZD, 5.5% 6/15/35	276,173	282,697
Series 3237 Class C, 5.5% 11/15/36	375,489	378,038
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 1.5526% 11/15/36 (d)(n)(o)	118,639	11,526
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 1.6426% 3/15/37 (d)(n)(o)	178,984	18,877
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 1.6526% 4/15/37 (d)(n)(o)	249,896	30,827
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 1.4726% 6/15/37 (d)(n)(o)	78,752	9,252
Series 3949 Class MK, 4.5% 10/15/34	168,785	166,892
Series 4055 Class BI, 3.5% 5/15/31 (n)	87,536	1,988
Series 4149 Class IO, 3% 1/15/33 (n)	45,137	3,549
Series 4314 Class AI, 5% 3/15/34 (n)	22,797	641
Series 4427 Class LI, 3.5% 2/15/34 (n)	291,844	16,903
Series 4471 Class PA 4% 12/15/40	319,976	311,627
target amortization class Series 2156 Class TC, 6.25% 5/15/29	8,130	8,143
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 5.8477% 2/15/24 (d)(h)	333	333
planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	3,047	3,077
sequential payer:
Series 2043 Class ZH, 6% 4/15/28	8,407	8,481
Series 2056 Class Z, 6% 5/15/28	21,028	21,260
Freddie Mac Multi-family Structured pass-thru certificates:
floater Series 4795 Class FA, 1 month U.S. LIBOR + 0.300% 5.4074% 5/15/48 (d)(h)	906,346	871,989
Series 4386 Class AZ, 4.5% 11/15/40	830,359	815,684
Freddie Mac Seasoned Credit Risk Transfer Trust:
sequential payer:
Series 2018-3 Class MA, 3.5% 8/25/57	6,091,863	5,781,061
Series 2018-4 Class MA, 3.5% 3/25/58	2,385,763	2,261,243
Series 2019-1 Class MA, 3.5% 7/25/58	4,048,859	3,833,552
Series 2018-3 Class M55D, 4% 8/25/57	342,001	317,069
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 1.5846% 6/16/37 (d)(n)(o)	50,836	5,467
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 5.5677% 3/20/60 (d)(h)(q)	468,515	466,080
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 5.3477% 7/20/60 (d)(h)(q)	90,565	89,711
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 5.1577% 9/20/60 (d)(h)(q)	102,968	102,009
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 5.1577% 8/20/60 (d)(h)(q)	80,672	79,897
Series 2010-H27 Class FA, 1 month U.S. LIBOR + 0.380% 5.2377% 12/20/60 (d)(h)(q)	219,231	217,431
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 5.3577% 12/20/60 (d)(h)(q)	188,116	187,015
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 5.3577% 2/20/61 (d)(h)(q)	164,342	163,198
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 5.3477% 2/20/61 (d)(h)(q)	250,679	248,981
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 5.3577% 4/20/61 (d)(h)(q)	182,961	181,750
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 5.3577% 5/20/61 (d)(h)(q)	289,306	287,707
Class FC, 1 month U.S. LIBOR + 0.500% 5.3577% 5/20/61 (d)(h)(q)	210,418	209,151
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 5.3877% 6/20/61 (d)(h)(q)	236,996	235,680
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 5.4077% 9/20/61 (d)(h)(q)	666,245	662,529
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 5.4577% 10/20/61 (d)(h)(q)	275,121	273,860
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 5.5577% 11/20/61 (d)(h)(q)	263,715	262,719
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 5.5577% 1/20/62 (d)(h)(q)	135,086	134,583
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 5.4877% 1/20/62 (d)(h)(q)	238,847	237,689
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 5.4877% 3/20/62 (d)(h)(q)	114,275	113,618
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 4.8719% 5/20/61 (d)(h)(q)	4,370	4,313
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 5.4577% 1/20/64 (d)(h)(q)	137,139	136,460
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 5.4577% 12/20/63 (d)(h)(q)	672,329	670,266
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 5.3577% 6/20/64 (d)(h)(q)	190,123	188,982
Series 2015-H07 Class FA, 1 month U.S. LIBOR + 0.300% 4.7397% 3/20/65 (d)(h)(q)	3,373	3,350
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 4.9101% 5/20/63 (d)(h)(q)	3,178	3,115
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 4.9322% 4/20/63 (d)(h)(q)	5,756	5,660
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 4.5948% 12/20/62 (d)(h)(q)	12,487	12,197
Series 2019-23 Class NF, 1 month U.S. LIBOR + 0.450% 5.5984% 2/20/49 (d)(h)	2,178,893	2,137,775
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 0.0946% 12/20/40 (d)(o)	469,947	390,713
Series 2011-136 Class WI, 4.5% 5/20/40 (n)	15,993	1,047
Series 2016-69 Class WA, 3% 2/20/46	310,617	286,629
Series 2017-134 Class BA, 2.5% 11/20/46	118,024	106,512
Series 2017-153 Class GA, 3% 9/20/47	1,021,339	927,208
Series 2017-182 Class KA, 3% 10/20/47	797,291	724,586
Series 2018-13 Class Q, 3% 4/20/47	1,014,750	935,023
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	142,334	140,948
Series 2010-160 Class DY, 4% 12/20/40	1,035,603	1,013,970
Series 2010-170 Class B, 4% 12/20/40	229,457	224,656
Series 2017-139 Class BA, 3% 9/20/47	3,084,542	2,796,633
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 1.3946% 5/16/34 (d)(n)(o)	35,151	2,708
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 2.0946% 8/17/34 (d)(n)(o)	26,207	3,046
Series 2010-116 Class QB, 4% 9/16/40	73,824	71,854
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 0.8446% 2/16/40 (d)(n)(o)	173,575	10,711
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 5.3477% 5/20/60 (d)(h)(q)	260,441	258,212
Series 2011-52 Class HI, 7% 4/16/41 (n)	31,320	4,777
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 0.9516% 7/20/41 (d)(n)(o)	89,428	8,966
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 1.5946% 6/16/42 (d)(n)(o)	117,078	11,460
Series 2013-149 Class MA, 2.5% 5/20/40	761,569	728,257
Series 2014-2 Class BA, 3% 1/20/44	1,917,310	1,750,467
Series 2014-21 Class HA, 3% 2/20/44	712,405	651,651
Series 2014-25 Class HC, 3% 2/20/44	1,214,495	1,105,469
Series 2014-5 Class A, 3% 1/20/44	1,048,091	956,749
Series 2015-H13 Class HA, 2.5% 8/20/64 (q)	10,759	10,103
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 5.08% 5/20/66 (d)(h)(q)	1,166,345	1,162,444
Series 2017-186 Class HK, 3% 11/16/45	1,038,307	944,909
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 4.93% 8/20/66 (d)(h)(q)	1,609,836	1,601,158
Ginnie Mae REMIC Trust Series 2015-H17 Class GZ, 4.3016% 5/20/65 (d)(q)	28,773	28,225
TOTAL U.S. GOVERNMENT AGENCY		244,138,845
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $661,650,520)		631,122,850

Commercial Mortgage Securities - 3.4%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX:
Class A, CME Term SOFR 1 Month Index + 1.150% 6.21% 1/15/39 (b)(d)(h)	11,773,862	11,435,883
Class B, CME Term SOFR 1 Month Index + 1.550% 6.61% 1/15/39 (b)(d)(h)	2,064,000	2,002,664
Class C, CME Term SOFR 1 Month Index + 2.150% 7.21% 1/15/39 (b)(d)(h)	1,474,000	1,421,438
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (b)	10,500,000	9,606,146
Class ANM, 3.112% 11/5/32 (b)	6,380,000	5,822,169
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)	1,295,000	1,086,156
Class CNM, 3.7186% 11/5/32 (b)(d)	536,000	423,921
BANK:
sequential payer:
Series 2017-BNK9 Class A4, 3.538% 11/15/54	9,467,000	8,794,008
Series 2018-BN10 Class A5, 3.688% 2/15/61	40,101,000	37,467,784
Series 2018-BN14 Class ASB, 4.185% 9/15/60	6,208,000	5,995,740
Series 2018-BN15 Class ASB, 4.285% 11/15/61	1,379,366	1,338,626
Series 2019-BN21 Class A5, 2.851% 10/17/52	1,112,000	961,991
Series 2023-5YR1:
Class A2, 5.779% 4/15/56	26,590,000	26,915,661
Class A3, 6.26% 4/15/56	31,590,000	32,717,046
Series 2020-BN25 Class XB, 0.4393% 1/15/63 (d)(n)	30,600,000	748,240
Series 2021-BN33 Class XA, 1.056% 5/15/64 (d)(n)	102,810,842	5,815,392
BANK Trust sequential payer Series 2017-BNK5 Class A5, 3.39% 6/15/60	10,059,000	9,333,048
Barclays Commercial Mortgage Securities LLC sequential payer Series 2019-C5 Class ASB, 2.99% 11/15/52	1,896,629	1,762,965
Bayview Commercial Asset Trust floater:
Series 2005-3A:
Class A2, 1 month U.S. LIBOR + 0.600% 5.738% 11/25/35 (b)(d)(h)	26,868	24,453
Class M1, 1 month U.S. LIBOR + 0.660% 5.798% 11/25/35 (b)(d)(h)	7,187	6,374
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.580% 5.723% 1/25/36 (b)(d)(h)	64,253	58,931
Class M1, 1 month U.S. LIBOR + 0.670% 5.813% 1/25/36 (b)(d)(h)	20,743	18,934
Class M2, 1 month U.S. LIBOR + 0.700% 5.843% 1/25/36 (b)(d)(h)	7,822	7,123
Class M3, 1 month U.S. LIBOR + 0.750% 5.888% 1/25/36 (b)(d)(h)	11,384	10,341
Series 2006-1:
Class A2, 1 month U.S. LIBOR + 0.540% 5.678% 4/25/36 (b)(d)(h)	10,652	9,571
Class M1, 1 month U.S. LIBOR + 0.570% 5.708% 4/25/36 (b)(d)(h)	6,441	5,757
Class M2, 1 month U.S. LIBOR + 0.600% 5.738% 4/25/36 (b)(d)(h)	6,812	6,126
Class M6, 1 month U.S. LIBOR + 0.960% 6.098% 4/25/36 (b)(d)(h)	6,441	5,494
Series 2006-2A:
Class M1, 1 month U.S. LIBOR + 0.460% 5.448% 7/25/36 (b)(d)(h)	9,754	8,988
Class M2, 1 month U.S. LIBOR + 0.490% 5.468% 7/25/36 (b)(d)(h)	6,930	6,328
Class M4, 1 month U.S. LIBOR + 0.630% 5.558% 7/25/36 (b)(d)(h)	6,545	6,087
Series 2006-4A:
Class A2, 1 month U.S. LIBOR + 0.400% 5.543% 12/25/36 (b)(d)(h)	143,105	131,338
Class M1, 1 month U.S. LIBOR + 0.430% 5.573% 12/25/36 (b)(d)(h)	11,501	10,451
Class M3, 1 month U.S. LIBOR + 0.510% 5.648% 12/25/36 (b)(d)(h)	7,796	7,079
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 5.543% 3/25/37 (b)(d)(h)	36,338	32,643
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 5.408% 7/25/37 (b)(d)(h)	114,177	100,830
Class A2, 1 month U.S. LIBOR + 0.320% 5.458% 7/25/37 (b)(d)(h)	106,868	94,064
Class M1, 1 month U.S. LIBOR + 0.370% 5.508% 7/25/37 (b)(d)(h)	36,404	31,927
Class M2, 1 month U.S. LIBOR + 0.410% 5.548% 7/25/37 (b)(d)(h)	23,718	20,734
Class M3, 1 month U.S. LIBOR + 0.490% 5.628% 7/25/37 (b)(d)(h)	28,083	28,573
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 5.573% 7/25/37 (b)(d)(h)	38,956	34,421
Class M1, 1 month U.S. LIBOR + 0.310% 5.603% 7/25/37 (b)(d)(h)	20,665	17,942
Class M2, 1 month U.S. LIBOR + 0.340% 5.648% 7/25/37 (b)(d)(h)	22,049	19,092
Class M3, 1 month U.S. LIBOR + 0.370% 5.693% 7/25/37 (b)(d)(h)	35,595	30,936
Class M4, 1 month U.S. LIBOR + 0.500% 5.888% 7/25/37 (b)(d)(h)	55,963	48,476
Class M5, 1 month U.S. LIBOR + 0.600% 6.038% 7/25/37 (b)(d)(h)	30,702	35,302
BCP Trust floater Series 2021-330N Class A, 1 month U.S. LIBOR + 0.790% 5.906% 6/15/38 (b)(d)(h)	4,207,067	3,765,950
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B1 Class ASB, 3.602% 1/15/51	3,279,121	3,129,422
Series 2018-B2 Class ASB, 3.7802% 2/15/51	3,550,956	3,421,729
Series 2018-B4 Class A5, 4.121% 7/15/51	1,260,000	1,192,701
Series 2019-B10:
Class A4, 3.717% 3/15/62	2,283,000	2,095,079
Class ASB, 3.615% 3/15/62	9,050,000	8,536,933
Series 2019-B13 Class A4, 2.952% 8/15/57	12,263,000	10,688,297
Series 2018-B7 Class A2, 4.377% 5/15/53	1,035,618	1,029,609
Series 2018-B8 Class A5, 4.2317% 1/15/52	15,369,000	14,427,254
Series 2019-B12 Class XA, 1.0253% 8/15/52 (d)(n)	82,040,038	3,190,037
Series 2019-B14 Class XA, 0.7749% 12/15/62 (d)(n)	129,277,057	3,925,873
Series 2020-B17 Class XA, 1.4154% 3/15/53 (d)(n)	28,835,955	1,647,407
Series 2020-B18 Class XA, 1.7876% 7/15/53 (d)(n)	19,964,555	1,476,249
Series 2020-B19 Class XA, 1.7685% 9/15/53 (d)(n)	11,152,146	825,703
Series 2021-B27 Class XA, 1.2643% 7/15/54 (d)(n)	35,471,216	2,492,247
BFLD Trust floater sequential payer Series 2020-OBRK Class A, CME Term SOFR 1 Month Index + 2.160% 7.2235% 11/15/28 (b)(d)(h)	7,951,000	7,898,175
BLOX Trust floater sequential payer Series 2021-BLOX Class A, 1 month U.S. LIBOR + 0.750% 5.857% 9/15/26 (b)(d)(h)	21,008,136	19,932,843
BPR Trust floater Series 2022-OANA:
Class A, CME Term SOFR 1 Month Index + 1.890% 6.9573% 4/15/37 (b)(d)(h)	67,777,000	65,664,052
Class B, CME Term SOFR 1 Month Index + 2.440% 7.5063% 4/15/37 (b)(d)(h)	11,281,000	10,953,928
BX Commercial Mortgage Trust:
floater:
Series 2021-PAC:
Class A, 1 month U.S. LIBOR + 0.680% 5.7971% 10/15/36 (b)(d)(h)	21,819,512	21,065,307
Class B, 1 month U.S. LIBOR + 0.890% 6.0068% 10/15/36 (b)(d)(h)	2,754,000	2,641,502
Class C, 1 month U.S. LIBOR + 1.090% 6.2066% 10/15/36 (b)(d)(h)	10,186,000	9,696,317
Class D, 1 month U.S. LIBOR + 1.290% 6.4063% 10/15/36 (b)(d)(h)	3,579,000	3,376,588
Class E, 1 month U.S. LIBOR + 1.940% 7.0555% 10/15/36 (b)(d)(h)	11,390,000	10,767,333
Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 5.7593% 5/15/38 (b)(d)(h)	20,156,000	19,530,626
Series 2022-LP2:
Class A, CME Term SOFR 1 Month Index + 1.010% 6.0722% 2/15/39 (b)(d)(h)	5,776,442	5,611,113
Class B, CME Term SOFR 1 Month Index + 1.310% 6.3716% 2/15/39 (b)(d)(h)	7,492,107	7,206,199
Class C, CME Term SOFR 1 Month Index + 1.560% 6.621% 2/15/39 (b)(d)(h)	6,749,395	6,407,388
Class D, CME Term SOFR 1 Month Index + 1.960% 7.0201% 2/15/39 (b)(d)(h)	6,749,395	6,375,409
floater sequential payer Series 2019-CALM Class A, CME Term SOFR 1 Month Index + 0.990% 6.0495% 11/15/32 (b)(d)(h)	2,663,553	2,635,000
Bx Commercial Mortgage Trust 2:
floater Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 6.407% 4/15/34 (b)(d)(h)	4,437,000	4,335,626
Class C, 1 month U.S. LIBOR + 1.600% 6.707% 4/15/34 (b)(d)(h)	2,933,000	2,858,546
Class D, 1 month U.S. LIBOR + 1.900% 7.007% 4/15/34 (b)(d)(h)	3,079,000	2,993,027
floater sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 6.107% 4/15/34 (b)(d)(h)	14,129,000	13,949,638
BX Trust:
floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.620% 7.733% 9/15/37 (b)(d)(h)	1,687,000	1,568,118
Series 2019-XL:
Class B, CME Term SOFR 1 Month Index + 1.190% 6.2538% 10/15/36 (b)(d)(h)	12,138,850	12,001,784
Class C, CME Term SOFR 1 Month Index + 1.360% 6.4238% 10/15/36 (b)(d)(h)	4,788,050	4,715,550
Class D, CME Term SOFR 1 Month Index + 1.560% 6.6238% 10/15/36 (b)(d)(h)	10,906,350	10,713,690
Class E, CME Term SOFR 1 Month Index + 1.910% 6.9738% 10/15/36 (b)(d)(h)	9,529,350	9,336,973
Series 2021-ACNT Class A, 1 month U.S. LIBOR + 0.850% 5.958% 11/15/38 (b)(d)(h)	1,550,063	1,501,966
Series 2021-BXMF Class A, 1 month U.S. LIBOR + 0.630% 5.7429% 10/15/26 (b)(d)(h)	17,964,093	17,319,076
Series 2021-SDMF Class A, 1 month U.S. LIBOR + 0.580% 5.696% 9/15/34 (b)(d)(h)	11,500,000	11,080,797
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.2243% 10/15/39 (b)(d)(h)	16,598,000	16,587,581
Series 2022-IND:
Class A, CME Term SOFR 1 Month Index + 1.490% 6.5503% 4/15/37 (b)(d)(h)	20,942,216	20,660,551
Class B, CME Term SOFR 1 Month Index + 1.940% 6.9993% 4/15/37 (b)(d)(h)	10,675,563	10,498,593
Class C, CME Term SOFR 1 Month Index + 2.290% 7.3493% 4/15/37 (b)(d)(h)	2,989,344	2,905,196
Class D, CME Term SOFR 1 Month Index + 2.830% 7.8983% 4/15/37 (b)(d)(h)	2,016,547	1,924,759
floater sequential payer:
Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 6.0938% 10/15/36 (b)(d)(h)	109,938,069	109,179,441
Series 2021-MFM1 Class A, CME Term SOFR 1 Month Index + 0.810% 5.8735% 1/15/34 (b)(d)(h)	6,482,524	6,323,794
Series 2021-SOAR Class A, 1 month U.S. LIBOR + 0.670% 5.778% 6/15/38 (b)(d)(h)	4,941,846	4,786,967
CAMB Commercial Mortgage Trust floater Series 2019-LIFE:
Class A, 1 month U.S. LIBOR + 1.070% 6.177% 12/15/37 (b)(d)(h)	20,276,000	20,045,946
Class B, 1 month U.S. LIBOR + 1.250% 6.357% 12/15/37 (b)(d)(h)	7,200,000	7,088,093
CD Commercial Mortgage Trust sequential payer Series 2017-CD6 Class ASB, 3.332% 11/13/50	15,881,194	15,111,105
CD Mortgage Trust sequential payer Series 2017-CD5:
Class A3, 3.171% 8/15/50	17,950,000	16,467,003
Class AAB, 3.22% 8/15/50	719,636	685,093
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1:
Class A1, 1.69% 7/15/60 (b)	28,296,507	25,555,552
Class A2, 1.99% 7/15/60 (b)	10,133,578	8,518,874
Series 2021-1A Class A1, 1.53% 3/15/61 (b)	15,360,984	13,422,610
CFCRE Commercial Mortgage Trust sequential payer Series 2017-C8 Class A3, 3.3048% 6/15/50	6,125,311	5,710,708
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 6.0574% 11/15/36 (b)(d)(h)	4,679,950	4,609,087
Class B, 1 month U.S. LIBOR + 1.250% 6.3574% 11/15/36 (b)(d)(h)	1,600,000	1,567,699
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 6.227% 6/15/34 (b)(d)(h)	33,946,313	33,516,438
Class B, 1 month U.S. LIBOR + 1.500% 6.607% 6/15/34 (b)(d)(h)	2,162,669	2,102,428
Class C, 1 month U.S. LIBOR + 1.750% 6.857% 6/15/34 (b)(d)(h)	2,443,548	2,338,371
Citigroup Commercial Mortgage Trust:
sequential payer:
Series 2014-GC23 Class A3, 3.356% 7/10/47	1,006,481	982,277
Series 2016-GC37 Class AAB, 3.098% 4/10/49	195,342	186,837
Series 2017-P7 Class AAB, 3.509% 4/14/50	557,485	534,172
Series 2019-C7 Class A4, 3.102% 12/15/72	10,211,702	8,978,250
Series 2013-GC17 Class A/S, 4.544% 11/10/46	10,042,000	9,872,406
Series 2014-GC25 Class A/S, 4.017% 10/10/47	7,354,000	7,013,711
Series 2015-GC33:
Class AAB, 3.522% 9/10/58	3,690,240	3,556,262
Class XA, 0.871% 9/10/58 (d)(n)	1,478,737	22,969
Series 2016-P6 Class XA, 0.5591% 12/10/49 (d)(n)	1,182,691	18,597
Series 2019-GC41 Class XA, 1.0405% 8/10/56 (d)(n)	20,352,559	863,459
COMM Mortgage Trust:
sequential payer:
Series 2014-CR18 Class A5, 3.828% 7/15/47	2,137,000	2,071,164
Series 2015 LC19 Class A3, 2.922% 2/10/48	21,986,061	21,183,270
Series 2015-DC1 Class A4, 3.078% 2/10/48	40,800,000	39,669,738
Series 2013-CR13 Class AM, 4.449% 11/10/46	5,008,866	4,922,555
Series 2013-LC13 Class AM, 4.557% 8/10/46 (b)	5,200,000	5,157,112
Series 2014-CR17 Class XA, 0.9445% 5/10/47 (d)(n)	2,916,671	14,713
Series 2014-CR20 Class XA, 0.928% 11/10/47 (d)(n)	334,301	2,957
Series 2014-LC17 Class XA, 0.6585% 10/10/47 (d)(n)	993,101	6,204
Series 2014-UBS6 Class XA, 0.8327% 12/10/47 (d)(n)	2,614,384	22,986
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 6.087% 5/15/36 (b)(d)(h)	25,302,052	25,144,655
Class B, 1 month U.S. LIBOR + 1.230% 6.337% 5/15/36 (b)(d)(h)	8,314,315	8,230,083
Class C, 1 month U.S. LIBOR + 1.430% 6.537% 5/15/36 (b)(d)(h)	17,618,168	17,446,507
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	3,975,889	3,571,392
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)	5,615,509	5,399,006
Class B, 4.5349% 4/15/36 (b)	1,471,000	1,400,218
Class C, 4.782% 4/15/36 (b)(d)	955,000	906,696
Class D, 4.782% 4/15/36 (b)(d)	1,909,000	1,791,074
CSAIL Commercial Mortgage Trust sequential payer:
Series 19-C15 Class A2, 3.4505% 3/15/52	1,070,099	1,025,188
Series 2015-1 Class A3, 3.3512% 4/15/50	1,635,873	1,596,585
Series 2020-C19 Class ASB, 2.5501% 3/15/53	6,551,300	5,862,224
DBJPM Mortgage Trust sequential payer Series 2017-C6 Class ASB, 3.121% 6/10/50	3,866,668	3,684,440
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class A, 1 month U.S. LIBOR + 0.700% 5.809% 11/15/38 (b)(d)(h)	39,536,019	38,123,389
Class B, 1 month U.S. LIBOR + 1.120% 6.2282% 11/15/38 (b)(d)(h)	10,750,000	10,325,478
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 6.188% 7/15/38 (b)(d)(h)	30,479,972	29,830,395
Class B, 1 month U.S. LIBOR + 1.380% 6.488% 7/15/38 (b)(d)(h)	4,109,309	3,998,553
Class C, 1 month U.S. LIBOR + 1.700% 6.808% 7/15/38 (b)(d)(h)	3,077,113	2,992,462
Class D, 1 month U.S. LIBOR + 2.250% 7.358% 7/15/38 (b)(d)(h)	21,407,358	20,761,554
Freddie Mac:
sequential payer:
Series 2015-K049 Class A2, 3.01% 7/25/25	2,543,000	2,457,204
Series 2015-K051 Class A2, 3.308% 9/25/25	4,023,000	3,905,908
Series 2016-K054 Class A2, 2.745% 1/25/26	26,020,748	24,911,281
Series 2021-K126 Class A2, 2.074% 1/25/31	15,800,000	13,470,717
Series 2021-K127 Class A2, 2.108% 1/25/31	36,800,000	31,436,823
Series 2021-K136 Class A2, 2.127% 11/25/31	15,020,000	12,661,648
Series 2022-150 Class A2, 3.71% 9/25/32	30,800,000	29,266,813
Series 2022-K141 Class A2, 2.25% 2/25/32	10,466,000	8,879,257
Series 2022-K142 Class A2, 2.4% 3/25/32	26,977,000	23,138,011
Series 2022-K143 Class A2, 2.35% 3/25/32	4,000,000	3,414,766
Series 2022-K144 Class A2, 2.45% 4/25/32	42,432,000	36,490,213
Series 2022-K145 Class A2, 2.58% 5/25/32	10,307,000	8,951,151
Series 2022-K146 Class A2, 2.92% 6/25/32	22,753,000	20,315,059
Series 2022-K147 Class A2, 3% 6/25/32	27,709,000	24,894,846
Series 2017-K727 Class A2, 2.946% 7/25/24	17,604,922	17,148,541
Series 2022 K748 Class A2, 2.26% 1/25/29	13,419,000	12,058,033
Series K047 Class A2, 3.329% 5/25/25	42,356,449	41,098,632
Freddie Mac Multi-family Structured pass-thru certificates:
sequential payer Series 2015 K045 Class A2, 3.023% 1/25/25	22,330,382	21,627,480
Series K044 Class A2, 2.811% 1/25/25	49,529,469	47,849,454
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.700% 7.057% 9/15/31 (b)(d)(h)	7,846,129	7,675,437
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 6.2% 10/15/31 (b)(d)(h)	3,095,618	2,952,544
Series 2021-IP:
Class A, 1 month U.S. LIBOR + 0.950% 6.057% 10/15/36 (b)(d)(h)	22,827,106	21,408,335
Class B, 1 month U.S. LIBOR + 1.150% 6.257% 10/15/36 (b)(d)(h)	1,654,000	1,525,252
Class C, 1 month U.S. LIBOR + 1.550% 6.657% 10/15/36 (b)(d)(h)	1,363,000	1,234,575
sequential payer:
Series 2014-GC18 Class AAB, 3.648% 1/10/47	231,486	229,918
Series 2016-GC34 Class AAB, 3.278% 10/10/48	1,405,407	1,352,824
Series 2018-GS9 Class A4, 3.992% 3/10/51	20,920,000	19,647,520
Series 2011-GC5 Class A/S, 5.1526% 8/10/44 (b)(d)	9,463,797	9,163,524
Series 2013-GC13 Class A/S, 4.007% 7/10/46 (b)(d)	4,608,808	4,421,842
Series 2013-GC16 Class A/S, 4.649% 11/10/46	7,546,842	7,453,620
Series 2015-GC30 Class A/S, 3.777% 5/10/50	2,860,805	2,690,203
Intown Mortgage Trust floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 7.5476% 8/15/39 (b)(d)(h)	53,036,000	53,019,458
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2012-NLP Class A, CME Term SOFR 1 Month Index + 0.590% 5.6558% 4/15/37 (b)(d)(h)	18,513,822	17,565,211
JP Morgan Chase Commercial Mortgage Securities Trust sequential payer Series 2021-2NU Class A, 1.9739% 1/5/40 (b)	24,200,000	19,465,652
JPMBB Commercial Mortgage Securities Trust:
sequential payer:
Series 2014-C21 Class A4, 3.4927% 8/15/47	7,954,756	7,766,095
Series 2014-C22 Class A4, 3.8012% 9/15/47	854,173	824,806
Series 2015-C29 Class A4, 3.6108% 5/15/48	5,409,013	5,138,109
Series 2013-C14 Class A/S, 4.4093% 8/15/46	4,614,000	4,599,073
Series 2013-C17 Class A/S, 4.4584% 1/15/47	9,500,000	9,216,524
JPMDB Commercial Mortgage Securities Trust sequential payer:
Series 2017-C5 Class ASB, 3.4919% 3/15/50	3,081,612	2,945,727
Series 2018-C8 Class ASB, 4.145% 6/15/51	8,779,000	8,461,536
Series 2019-COR6 Class A4, 3.0565% 11/13/52	2,872,000	2,450,694
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.250% 6.357% 9/15/29 (b)(d)(h)	6,253,318	5,646,274
Series 2013-C16 Class A/S, 4.5169% 12/15/46	9,991,540	9,851,985
Series 2013-LC11 Class A/S, 3.216% 4/15/46	3,294,328	3,058,784
Series 2018-AON Class D, 4.6132% 7/5/31 (b)(d)(g)	1,846,000	1,194,362
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)	1,167,147	1,048,682
Class CFX, 4.9498% 7/5/33 (b)	767,000	658,086
Class DFX, 5.3503% 7/5/33 (b)	1,370,000	1,148,060
Class EFX, 5.3635% 7/5/33 (b)(d)	1,614,000	1,328,322
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME Term SOFR 1 Month Index + 1.290% 6.3545% 5/15/39 (b)(d)(h)	41,080,997	40,214,591
Class B, CME Term SOFR 1 Month Index + 1.790% 6.8532% 5/15/39 (b)(d)(h)	22,757,000	22,223,185
Class C, CME Term SOFR 1 Month Index + 2.090% 7.1524% 5/15/39 (b)(d)(h)	8,790,000	8,514,601
Class D, CME Term SOFR 1 Month Index + 2.540% 7.6012% 5/15/39 (b)(d)(h)	8,790,000	8,360,405
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, CME Term SOFR 1 Month Index + 0.810% 5.8735% 3/15/38 (b)(d)(h)	9,084,997	8,850,927
Class B, CME Term SOFR 1 Month Index + 0.990% 6.0535% 3/15/38 (b)(d)(h)	2,889,932	2,797,430
Class C, CME Term SOFR 1 Month Index + 1.210% 6.2735% 3/15/38 (b)(d)(h)	2,003,293	1,925,343
Class D, CME Term SOFR 1 Month Index + 1.510% 6.5735% 3/15/38 (b)(d)(h)	2,785,737	2,670,351
Class E, CME Term SOFR 1 Month Index + 1.860% 6.9235% 3/15/38 (b)(d)(h)	2,433,834	2,311,645
Merit floater Series 2021-STOR Class A, 1 month U.S. LIBOR + 0.700% 5.807% 7/15/38 (b)(d)(h)	10,610,236	10,270,113
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.151% 8/15/46 (d)	568,989	566,114
Series 2015-C20 Class ASB, 3.069% 2/15/48	405,516	396,379
Series 2016-C28 Class A3, 3.272% 1/15/49	5,124,962	4,820,849
Series 2014-C17 Class ASB, 3.477% 8/15/47	529,398	522,830
Series 2015-C22 Class ASB, 3.04% 4/15/48	777,272	754,334
Series 2015-C25 Class XA, 1.0374% 10/15/48 (d)(n)	843,669	13,560
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 5.957% 8/15/33 (b)(d)(h)	134,441	114,073
floater sequential payer Series 2019-NUGS Class A, 1 month U.S. LIBOR + 0.950% 6.057% 12/15/36 (b)(d)(g)(h)	9,700,000	8,111,660
sequential payer:
Series 2017-H1 Class A4, 3.259% 6/15/50	15,100,000	14,053,327
Series 2019-L2 Class A3, 3.806% 3/15/52	19,925,000	18,588,529
Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	17,584,985	16,315,059
Series 2018-H4 Class A4, 4.31% 12/15/51	4,191,000	3,962,451
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (b)(d)	1,783,000	1,633,501
Class C, 3.1771% 11/10/36 (b)(d)	1,712,000	1,534,087
Series 2021-L6 Class XA, 1.2243% 6/15/54 (d)(n)	28,751,008	1,749,694
MSCCG Trust floater Series 2018-SELF Class A, 1 month U.S. LIBOR + 0.900% 6.008% 10/15/37 (b)(d)(h)	7,076,108	6,971,341
Natixis Commercial Mortgage Securities Trust sequential payer Series 2020-2PAC Class A, 2.966% 12/15/38 (b)	10,362,382	9,662,360
NYT Mortgage Trust floater Series 2019-NYT Class A, 1 month U.S. LIBOR + 1.200% 6.307% 12/15/35 (b)(d)(h)	20,822,000	19,845,881
OPG Trust floater Series 2021-PORT Class A, 1 month U.S. LIBOR + 0.480% 5.591% 10/15/36 (b)(d)(h)	27,462,336	26,426,781
Prima Capital Ltd.:
floater Series 2021-9A Class B, 1 month U.S. LIBOR + 1.800% 6.9484% 12/15/37 (b)(d)(h)	4,403,000	4,285,570
floater sequential payer Series 2021-9A Class A, 1 month U.S. LIBOR + 1.450% 6.5984% 12/15/37 (b)(d)(h)	800,004	797,514
RLGH Trust floater Series 2021-TROT Class A, 1 month U.S. LIBOR + 0.800% 5.908% 4/15/36 (b)(d)(h)	23,000,000	22,256,284
SLG Office Trust Series 2021-OVA Class X, 0.258% 7/15/41 (b)(d)(n)	213,942,750	3,318,102
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME Term SOFR 1 Month Index + 2.000% 7.0593% 2/15/39 (b)(d)(h)	4,954,000	4,678,965
Class C, CME Term SOFR 1 Month Index + 2.650% 7.7093% 2/15/39 (b)(d)(h)	2,576,000	2,424,443
SREIT Trust floater:
Series 2021-FLWR Class A, 1 month U.S. LIBOR + 0.570% 5.6836% 7/15/36 (b)(d)(h)	9,074,000	8,754,606
Series 2021-MFP:
Class A, 1 month U.S. LIBOR + 0.730% 5.8382% 11/15/38 (b)(d)(h)	25,232,128	24,378,028
Class B, 1 month U.S. LIBOR + 1.070% 6.1872% 11/15/38 (b)(d)(h)	9,752,000	9,414,937
Class C, 1 month U.S. LIBOR + 1.320% 6.4364% 11/15/38 (b)(d)(h)	5,710,000	5,469,593
Class D, 1 month U.S. LIBOR + 1.570% 6.6856% 11/15/38 (b)(d)(h)	3,430,000	3,270,505
UBS Commercial Mortgage Trust:
sequential payer:
Series 2017-C1 Class ASB, 3.462% 11/15/50	1,255,650	1,194,227
Series 2017-C5 Class ASB, 3.345% 11/15/50	2,076,506	1,970,240
Series 2017-C7 Class ASB, 3.586% 12/15/50	913,263	872,269
Series 2018-C12 Class ASB, 4.1945% 8/15/51	1,150,000	1,126,036
Series 2018-C8 Class ASB, 3.903% 2/15/51	1,407,555	1,349,212
Series 2019-C17 Class ASB, 2.8655% 10/15/52	11,900,000	10,814,595
Series 2017-C7 Class XA, 1.003% 12/15/50 (d)(n)	28,545,171	970,342
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	14,678,994	11,625,242
Series 2020-LAB:
Class B, 2.453% 10/10/42 (b)	470,000	365,659
Class X, 0.4294% 10/10/42 (b)(d)(n)	58,746,457	1,513,350
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 6.307% 5/15/31 (b)(d)(h)	16,435,000	15,364,789
sequential payer:
Series 2015-C26 Class A4, 3.166% 2/15/48	11,250,000	10,671,039
Series 2015-C29 Class ASB, 3.4% 6/15/48	2,278,477	2,213,276
Series 2017-C40 Class ASB, 3.395% 10/15/50	892,774	852,769
Series 2017-C41 Class ASB, 3.39% 11/15/50	153,477	147,304
Series 2017-RC1 Class ASB, 3.453% 1/15/60	814,351	783,507
Series 2018-C44 Class ASB, 4.167% 5/15/51	999,991	966,460
Series 2019-C49 Class ASB, 3.933% 3/15/52	11,774,000	11,311,229
Series 2019-C52 Class A5, 2.892% 8/15/52	3,829,000	3,335,075
Series 2019-C54 Class ASB, 3.063% 12/15/52	1,000,000	920,426
Series 2015-SG1 Class ASB, 3.556% 9/15/48	1,953,010	1,903,348
Series 2017-C42 Class XA, 0.8606% 12/15/50 (d)(n)	1,410,753	44,559
Series 2018-C46 Class XA, 0.9268% 8/15/51 (d)(n)	31,415,418	755,324
Series 2018-C48 Class A5, 4.302% 1/15/52	3,836,000	3,648,097
Series 2019-C54 Class XA, 0.8254% 12/15/52 (d)(n)	62,937,294	2,565,135
WF-RBS Commercial Mortgage Trust:
Series 2013-C16 Class A/S, 4.668% 9/15/46 (d)	8,828,629	8,740,692
Series 2014-C25 Class A5, 3.631% 11/15/47	3,448,416	3,312,583
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $2,256,464,097)		2,186,909,284

Municipal Securities - 0.1%
	Principal Amount (a)	Value ($)
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	870,000	1,179,244
California Gen. Oblig. Series 2010, 7.625% 3/1/40	190,000	237,900
Chicago Board of Ed. Series 2009 G, 1.75% 12/15/25	4,720,000	4,249,644
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23	1,285,909	1,285,909
5.1% 6/1/33	22,095,000	21,842,277
Series 2010-1, 6.63% 2/1/35	1,878,462	1,974,666
Series 2010-3:
6.725% 4/1/35	2,501,538	2,643,085
7.35% 7/1/35	1,286,071	1,389,150
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,609,000	12,625,144
New York City Transitional Fin. Auth. Rev. Series 2017 E, 2.85% 2/1/24	520,000	511,210
TOTAL MUNICIPAL SECURITIES (Cost $48,874,319)		47,938,229

Foreign Government and Government Agency Obligations - 0.1%
		Principal Amount (a)	Value ($)
German Federal Republic:
0% 5/15/35 (Reg. S)	EUR	300,000	242,180
1% 5/15/38(Reg. S)	EUR	8,625,000	7,538,646
1.25% 8/15/48 (k)	EUR	3,665,000	3,083,596
2.2% 12/12/24(Reg. S)	EUR	8,025,000	8,496,550
2.5% 3/13/25(Reg. S)	EUR	3,000,000	3,192,898
Panamanian Republic 3.298% 1/19/33		18,075,000	15,107,311
United Kingdom, Great Britain and Northern Ireland:
1% 4/22/24(Reg. S)	GBP	3,774,000	4,544,918
2.25% 9/7/23	GBP	9,226,000	11,407,671
United Mexican States:
3.25% 4/16/30		1,247,000	1,111,233
3.5% 2/12/34		1,035,000	867,977
4.5% 4/22/29		3,114,000	3,027,976
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $62,701,015)			58,620,956

Bank Loan Obligations - 0.0%
	Principal Amount (a)	Value ($)
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Cano Health, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.2534% 11/23/27 (d)(h)(r)	498,737	403,144
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.0044% 4/11/29 (d)(h)(r)	605,000	540,217
MATERIALS - 0.0%
Chemicals - 0.0%
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8.9375% 11/9/28 (d)(h)(r)	1,017,424	947,354
Containers & Packaging - 0.0%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 9.4284% 4/13/29 (d)(h)(r)	788,015	747,826
TOTAL MATERIALS		1,695,180
UTILITIES - 0.0%
Electric Utilities - 0.0%
Brookfield WEC Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 8.9034% 8/1/25 (d)(h)(r)	238,800	238,160
TOTAL BANK LOAN OBLIGATIONS (Cost $2,933,370)		2,876,701

Bank Notes - 0.0%
	Principal Amount (a)	Value ($)
Discover Bank 4.682% 8/9/28 (d)	2,954,000	2,720,563
First Citizens Bank & Trust Co. 2.969% 9/27/25 (d)	2,324,000	2,173,266
KeyBank NA 6.95% 2/1/28	619,000	565,582
Regions Bank 6.45% 6/26/37	5,877,000	5,847,648
TOTAL BANK NOTES (Cost $12,313,286)		11,307,059

Fixed-Income Funds - 52.3%
	Shares	Value ($)
Bank Loan Funds - 1.7%
Fidelity Advisor Floating Rate High Income Fund Class Z (s)	118,509,671	1,068,957,235
High Yield Fixed-Income Funds - 2.3%
Fidelity Advisor New Markets Income Fund Class Z (s)	94,610,731	1,070,993,479
Fidelity SAI High Income Fund (s)	45,822,983	390,411,817
TOTAL HIGH YIELD FIXED-INCOME FUNDS		1,461,405,296
Inflation-Protected Bond Funds - 0.2%
Fidelity Inflation-Protected Bond Index Fund (s)	13,590,998	125,444,911
Intermediate Government Funds - 12.8%
Fidelity Advisor Government Income Fund Class Z (s)	53,384,304	495,406,338
Fidelity Intermediate Treasury Bond Index Fund (s)	139,053,756	1,359,945,732
Fidelity SAI U.S. Treasury Bond Index Fund (s)	723,791,817	6,369,367,993
TOTAL INTERMEDIATE GOVERNMENT FUNDS		8,224,720,063
Intermediate-Term Bond Funds - 28.5%
Fidelity SAI International Credit Fund (s)	25,044,443	251,947,093
Fidelity SAI Total Bond Fund (s)	1,660,460,860	14,844,520,012
Fidelity Sustainability Bond Index Fund (s)	2,459,175	22,747,368
Fidelity U.S. Bond Index Fund (s)	312,880,834	3,228,930,206
TOTAL INTERMEDIATE-TERM BOND FUNDS		18,348,144,679
Long Government Bond Funds - 4.4%
Fidelity SAI Long-Term Treasury Bond Index Fund (s)	360,681,050	2,824,132,623
Sector Funds - 1.3%
Fidelity Advisor Real Estate Income Fund Class Z (s)	77,741,419	867,594,233
Short-Term Bond - 1.1%
Fidelity Short-Term Treasury Bond Index Fund (s)	71,962,421	718,184,966
TOTAL FIXED-INCOME FUNDS (Cost $37,242,665,753)		33,638,584,006

Short-Term Funds - 0.6%
	Shares	Value ($)
Short-Term Funds - 0.6%
Fidelity SAI Short-Term Bond Fund (s) (Cost $377,529,981)	39,666,925	378,422,461

Preferred Securities - 0.1%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telefonica Europe BV 3.875% (Reg. S) (d)(j)	1,100,000	1,117,280
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen International Finance NV:
3.5% (Reg. S) (d)(j)	9,200,000	9,552,884
3.748% (Reg. S) (d)(j)	500,000	476,150
		10,029,034
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
British American Tobacco PLC 3% (Reg. S) (d)(j)	4,700,000	4,209,577
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Enbridge, Inc. 5.75% 7/15/80 (d)	3,553,000	3,280,435
FINANCIALS - 0.1%
Banks - 0.1%
AIB Group PLC 6.25% (Reg. S) (d)(j)	1,235,000	1,269,444
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (d)(j)	1,200,000	1,260,126
Bank of Nova Scotia:
3 month U.S. LIBOR + 2.640% 7.8459% (d)(h)(j)	19,859,000	17,054,652
4.9% (d)(j)	9,500,000	8,758,823
Barclays PLC:
5.875% (Reg. S) (d)(j)	1,150,000	1,276,838
8.875% (d)(j)	500,000	584,013
BNP Paribas SA 6.625% (Reg. S) (d)(j)	1,485,000	1,446,953
Lloyds Banking Group PLC 5.125% (d)(j)	200,000	228,704
Societe Generale 7.875% (Reg. S) (d)(j)	740,000	746,066
		32,625,619
Capital Markets - 0.0%
Charles Schwab Corp.:
4% (d)(j)	530,000	403,993
5.375% (d)(j)	260,000	253,424
Credit Suisse Group AG 7.5% (Reg. S) (c)(d)(j)	4,925,000	172,375
UBS Group AG:
4.375% (b)(d)(j)	2,239,000	1,557,761
4.875% (b)(d)(j)	4,770,000	3,768,966
		6,156,519
Consumer Finance - 0.0%
Ally Financial, Inc. 4.7% (d)(j)	2,600,000	1,845,405
Insurance - 0.0%
QBE Insurance Group Ltd. 5.25% (Reg. S) (d)(j)	4,750,000	4,283,886
TOTAL FINANCIALS		44,911,429
INDUSTRIALS - 0.0%
Ground Transportation - 0.0%
National Express Group PLC 4.25% (Reg. S) (d)(j)	570,000	629,307
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Aroundtown SA 3.375% (Reg. S) (d)(j)	3,900,000	1,753,128
AT Securities BV 5.25% (Reg. S) (d)(j)	4,750,000	1,811,214
Citycon Oyj 4.496% (Reg. S) (d)(j)	850,000	589,381
CPI Property Group SA 3.75% (Reg. S) (d)(j)	2,370,000	815,078
Grand City Properties SA 1.5% (Reg. S) (d)(j)	4,300,000	1,745,072
Heimstaden Bostad AB:
3.248% (Reg. S) (d)(j)	3,735,000	2,530,738
3.625% (Reg. S) (d)(j)	195,000	109,180
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (d)(j)	1,385,000	306,893
		9,660,684
UTILITIES - 0.0%
Electric Utilities - 0.0%
Electricite de France SA 5.625% (Reg. S) (d)(j)	2,815,000	2,790,934
SSE PLC 3.74% (Reg. S) (d)(j)	1,135,000	1,291,814
		4,082,748
Multi-Utilities - 0.0%
ELM BV for Firmenich International SA 3.75% (Reg. S) (d)(j)	520,000	546,287
Veolia Environnement SA 2% (Reg. S) (d)(j)	2,300,000	2,054,809
		2,601,096
TOTAL UTILITIES		6,683,844
TOTAL PREFERRED SECURITIES (Cost $112,998,893)		80,521,590

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (t)	757,156,135	757,307,566
Fidelity Investments Money Market Government Portfolio Institutional Class 5.02% (s)(u)	421,616,686	421,616,686
TOTAL MONEY MARKET FUNDS (Cost $1,178,924,213)		1,178,924,252

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay annually a fixed rate of 3.023% and receive annually a floating rate based on U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx, expiring June 2032	6/21/27		5,000,000	197,510
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay annually a fixed rate of 3.305% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2033	5/22/28		13,900,000	519,731
Option with an exercise rate of 4.625% on a credit default swap with Goldman Sachs Bank U.S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 39 Index expiring June 2028, paying 5% quarterly.	8/16/23	EUR	20,350,000	294,256
Option with an exercise rate of 4.625% on a credit default swap with Goldman Sachs Bank U.S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 39 Index expiring June 2028, paying 5% quarterly.	6/21/23	EUR	12,550,000	53,225

TOTAL PUT OPTIONS				1,064,722
Call Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to receive annually a fixed rate of 3.023% and pay annually a floating rate based on U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx, expiring June 2032	6/21/27		5,000,000	194,121
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive annually a fixed rate of 3.305% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring May 2033	5/22/28		13,900,000	625,962

TOTAL CALL OPTIONS				820,083
TOTAL PURCHASED SWAPTIONS (Cost $2,084,776)				1,884,805

TOTAL INVESTMENT IN SECURITIES - 108.3% (Cost $75,222,410,925)	69,713,529,919
NET OTHER ASSETS (LIABILITIES) - (8.3)%	(5,352,103,947)
NET ASSETS - 100.0%	64,361,425,972

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
2% 6/1/53	(19,800,000)	(16,789,762)
2% 6/1/53	(126,450,000)	(107,225,528)
2% 6/1/53	(168,050,000)	(142,500,989)
2% 6/1/53	(26,300,000)	(22,301,553)
2% 6/1/53	(6,500,000)	(5,511,791)
2% 6/1/53	(41,550,000)	(35,233,062)
2.5% 6/1/53	(22,350,000)	(19,518,076)
2.5% 6/1/53	(131,450,000)	(114,794,233)
3% 6/1/53	(146,500,000)	(131,744,623)
3% 6/1/53	(21,050,000)	(18,929,859)
3.5% 6/1/53	(4,600,000)	(4,263,116)
3.5% 6/1/53	(20,800,000)	(19,276,700)
3.5% 6/1/53	(6,900,000)	(6,394,674)
3.5% 6/1/53	(81,550,000)	(75,577,637)

TOTAL GINNIE MAE		(720,061,603)

Uniform Mortgage Backed Securities
1.5% 6/1/38	(3,900,000)	(3,408,080)
1.5% 6/1/53	(7,600,000)	(5,926,053)
2% 6/1/38	(7,300,000)	(6,536,551)
2% 6/1/38	(23,900,000)	(21,400,490)
2% 6/1/38	(6,300,000)	(5,641,133)
2% 6/1/38	(23,900,000)	(21,400,490)
2% 6/1/38	(31,800,000)	(28,474,292)
2% 6/1/38	(14,700,000)	(13,162,645)
2% 6/1/53	(5,300,000)	(4,357,801)
2% 6/1/53	(17,900,000)	(14,717,856)
2% 6/1/53	(171,650,000)	(141,135,196)
2% 6/1/53	(171,650,000)	(141,135,196)
2% 6/1/53	(17,900,000)	(14,717,856)
2% 6/1/53	(24,000,000)	(19,733,438)
2% 6/1/53	(21,000,000)	(17,266,759)
2% 6/1/53	(33,700,000)	(27,709,036)
2% 6/1/53	(3,650,000)	(3,001,127)
2% 6/1/53	(99,100,000)	(81,482,656)
2% 6/1/53	(31,500,000)	(25,900,138)
2.5% 6/1/38	(2,900,000)	(2,666,188)
2.5% 6/1/38	(19,500,000)	(17,927,813)
2.5% 6/1/53	(7,050,000)	(6,021,416)
2.5% 6/1/53	(1,975,000)	(1,686,851)
2.5% 6/1/53	(13,175,000)	(11,252,789)
2.5% 6/1/53	(10,400,000)	(8,882,657)
2.5% 6/1/53	(4,850,000)	(4,142,393)
2.5% 6/1/53	(80,950,000)	(69,139,525)
3% 6/1/53	(3,400,000)	(3,012,453)
3% 6/1/53	(2,300,000)	(2,037,836)
3% 6/1/53	(28,600,000)	(25,340,046)
3% 6/1/53	(4,600,000)	(4,075,672)
3% 6/1/53	(15,600,000)	(13,821,843)
3% 6/1/53	(48,400,000)	(42,883,155)
3% 6/1/53	(7,100,000)	(6,290,711)
3.5% 6/1/53	(16,600,000)	(15,229,204)
3.5% 6/1/53	(29,075,000)	(26,674,042)
3.5% 6/1/53	(4,600,000)	(4,220,141)
3.5% 6/1/53	(20,800,000)	(19,082,376)
4% 6/1/53	(18,300,000)	(17,287,781)
4% 6/1/53	(1,100,000)	(1,039,156)
4.5% 6/1/53	(71,000,000)	(68,698,045)
5.5% 6/1/53	(2,700,000)	(2,698,207)
5.5% 6/1/53	(1,300,000)	(1,299,137)
5.5% 6/1/53	(17,400,000)	(17,388,445)
5.5% 6/1/53	(49,200,000)	(49,167,326)
5.5% 6/1/53	(24,100,000)	(24,083,995)
5.5% 6/1/53	(86,500,000)	(86,442,555)
5.5% 6/1/53	(5,700,000)	(5,696,215)
5.5% 6/1/53	(39,100,000)	(39,074,034)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(1,194,368,800)

TOTAL TBA SALE COMMITMENTS (Proceeds $1,911,265,246)		(1,914,430,403)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	23	Jun 2023	1,793,936	10,409	10,409
Eurex Euro-Bobl Contracts (Germany)	25	Sep 2023	3,138,825	2,918	2,918
Eurex Euro-Bund Contracts (Germany)	34	Sep 2023	4,917,881	3,116	3,116
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	1	Sep 2023	147,829	298	298
TME 10 Year Canadian Note Contracts (Canada)	94	Sep 2023	8,563,521	30,793	30,793

TOTAL BOND INDEX CONTRACTS					47,534

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,538	Sep 2023	316,563,656	(723,483)	(723,483)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	361	Sep 2023	39,377,203	(48,672)	(48,672)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	278	Sep 2023	35,679,563	364,132	364,132
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	47	Sep 2023	5,661,297	35,141	35,141
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	46	Sep 2023	6,296,250	100,519	100,519

TOTAL TREASURY CONTRACTS					(272,363)

TOTAL PURCHASED					(224,829)

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	73	Sep 2023	8,789,340	(65,419)	(65,419)

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	5,219	Sep 2023	597,412,406	(1,330,154)	(1,330,154)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	3,756	Sep 2023	409,697,438	493,899	493,899
CBOT Long Term U.S. Treasury Bond Contracts (United States)	2,983	Sep 2023	382,849,406	(4,038,356)	(4,038,356)

TOTAL TREASURY CONTRACTS					(4,874,611)

TOTAL SOLD					(4,940,030)

TOTAL FUTURES CONTRACTS					(5,164,859)
The notional amount of futures purchased as a percentage of Net Assets is 0.7%
The notional amount of futures sold as a percentage of Net Assets is 2.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	400,000	USD	426,482	BNP Paribas S.A.	6/01/23	1,078
USD	310,540	GBP	250,000	Brown Brothers Harriman & Co	6/01/23	(448)
CAD	134,000	USD	98,489	Bank of America, N.A.	6/21/23	274
CAD	343,000	USD	252,510	Brown Brothers Harriman & Co	6/21/23	293
EUR	150,000	USD	165,945	BNP Paribas S.A.	6/21/23	(5,427)
EUR	87,000	USD	95,646	Bank of America, N.A.	6/21/23	(2,546)
EUR	130,000	USD	143,637	Bank of America, N.A.	6/21/23	(4,522)
EUR	174,000	USD	190,352	Brown Brothers Harriman & Co	6/21/23	(4,151)
EUR	159,000	USD	173,055	Brown Brothers Harriman & Co	6/21/23	(2,906)
EUR	362,000	USD	400,809	HSBC Bank	6/21/23	(13,426)
GBP	536,000	USD	667,652	Bank of America, N.A.	6/21/23	(614)
GBP	3,420,000	USD	4,320,578	Bank of America, N.A.	6/21/23	(64,476)
GBP	513,000	USD	636,135	Brown Brothers Harriman & Co	6/21/23	2,280
GBP	670,000	USD	838,965	Brown Brothers Harriman & Co	6/21/23	(5,167)
GBP	218,000	USD	270,910	Brown Brothers Harriman & Co	6/21/23	385
GBP	123,000	USD	151,818	Citibank, N. A.	6/21/23	1,253
USD	137,483	AUD	205,000	Citibank, N. A.	6/21/23	4,042
USD	67,734	AUD	104,000	State Street Bank and Trust Co	6/21/23	37
USD	210,658	CAD	282,000	Bank of America, N.A.	6/21/23	2,814
USD	54,344	CAD	74,000	Bank of America, N.A.	6/21/23	(196)
USD	160,767	CAD	219,000	Brown Brothers Harriman & Co	6/21/23	(644)
USD	96,246	CAD	130,000	Brown Brothers Harriman & Co	6/21/23	432
USD	120,401,501	EUR	109,898,000	Bank of America, N.A.	6/21/23	2,797,754
USD	510,829	EUR	462,000	Bank of America, N.A.	6/21/23	16,434
USD	1,642,951	EUR	1,485,000	Bank of America, N.A.	6/21/23	53,827
USD	3,966,529	EUR	3,663,000	Canadian Imperial Bk. of Comm.	6/21/23	46,689
USD	1,095,650	EUR	990,000	Citibank, N. A.	6/21/23	36,234
USD	815,743	EUR	757,000	JPMorgan Chase Bank, N.A.	6/21/23	5,664
USD	139,138	GBP	112,000	BNP Paribas S.A.	6/21/23	(243)
USD	84,876,994	GBP	68,557,000	JPMorgan Chase Bank, N.A.	6/21/23	(440,416)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						2,424,308

Unrealized Appreciation						2,969,490
Unrealized Depreciation						(545,182)

Credit Default Swaps
Underlying Reference	Rating (1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount (2)(3)		Value ($) (1)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		6,830,000	151,237	(92,430)	58,807
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		2,780,000	61,558	(25,437)	36,121
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly		16,080,000	356,061	(176,245)	179,816
CMBX N.A. AAA Index Series 13		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		19,040,000	421,605	(310,808)	110,797
CMBX N.A. AAA Index Series 13		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		17,700,000	391,933	(120,440)	271,493
CMBX N.A. AAA Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(0.5%)	Monthly		370,000	16,008	(15,916)	92
CMBX N.A. AAA Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(0.5%)	Monthly		23,760,000	1,027,988	(983,145)	44,843
CMBX N.A. BBB Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly		3,640,000	1,145,878	(981,453)	164,425
CMBX N.A. BBB Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		3,220,000	1,013,661	(867,755)	145,906
CMBX N.A. BBB Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly		3,930,000	1,237,170	(1,163,274)	73,896
CMBX N.A. BBB Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly		4,580,000	1,441,791	(1,342,000)	99,791
CMBX N.A. BBB Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly		5,830,000	1,835,293	(1,511,332)	323,961
Intesa Sanpaolo SpA		Dec 2027	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	2,700,000	(5,711)	(15,053)	(20,764)

TOTAL BUY PROTECTION								9,094,472	(7,605,288)	1,489,184
Sell Protection
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly		29,580,000	(654,993)	684,175	29,182
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly		32,850,000	(727,401)	781,396	53,995

TOTAL SELL PROTECTION								(1,382,394)	1,465,571	83,177
TOTAL CREDIT DEFAULT SWAPS								7,712,078	(6,139,717)	1,572,361

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

(3)Notional amount is stated in U.S. Dollars unless otherwise noted.

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty (1)	Maturity Date	Notional Amount (2)	Value ($)	Upfront Premium Received/ (Paid) ($) (3)	Unrealized Appreciation/ (Depreciation) ($)
3.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	LCH	Jun 2025	70,157,000	766,778	0	766,778
3.25%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	LCH	Jun 2028	132,846,000	2,656,730	0	2,656,730
3%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	LCH	Jun 2030	29,950,000	690,699	0	690,699
2.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	LCH	Jun 2053	2,761,000	23,990	0	23,990
TOTAL INTEREST RATE SWAPS							4,138,197	0	4,138,197

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,332,256,809 or 6.7% of net assets.

(c)	Non-income producing - Security is in default.
(d)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $103,420 or 0.0% of net assets.

(g)	Level 3 security
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j)	Security is perpetual in nature with no stated maturity date.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $35,140,537.
(l)
Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $64,020,460.

(m)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $7,151,951.
(n)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(o)	Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(p)	Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
(q)	Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.
(r)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(s)	Affiliated Fund
(t)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(u)	The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Jonah Energy Parent LLC 12% 11/5/25	5/05/23	103,473

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	2,087,883,413	10,420,985,929	11,751,561,776	72,071,715	-	-	757,307,566	1.8%
Total	2,087,883,413	10,420,985,929	11,751,561,776	72,071,715	-	-	757,307,566

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Corporate Bond Fund Class Z	1,962,450,369	936,381,423	2,797,847,189	74,336,044	(312,457,179)	211,472,576	-
Fidelity Advisor Floating Rate High Income Fund Class Z	1,161,511,158	79,670,343	160,000,000	79,670,037	(7,189,535)	(5,034,731)	1,068,957,235
Fidelity Advisor Global Credit Fund Class Z	27,309,796	1,251,040	25,630,401	1,251,040	(6,215,560)	3,285,125	-
Fidelity Advisor Government Income Fund Class Z	486,033,097	162,015,561	125,000,000	12,015,546	(15,936,234)	(11,706,086)	495,406,338
Fidelity Advisor New Markets Income Fund Class Z	1,136,460,210	129,373,844	100,000,000	59,373,314	(31,963,328)	(62,877,247)	1,070,993,479
Fidelity Advisor Real Estate Income Fund Class Z	872,216,700	108,354,595	-	58,354,595	-	(112,977,062)	867,594,233
Fidelity Inflation-Protected Bond Index Fund	346,815,177	182,027,096	389,750,000	7,027,095	2,409,076	(16,056,438)	125,444,911
Fidelity Intermediate Bond Fund	1,232,640,527	374,223,927	1,525,644,500	11,968,959	(165,331,676)	84,111,722	-
Fidelity Intermediate Treasury Bond Index Fund	-	1,475,644,931	125,000,000	5,658,158	(711,594)	10,012,395	1,359,945,732
Fidelity Investments Money Market Government Portfolio Institutional Class 5.02%	282,906,171	8,638,693,508	8,499,982,993	14,590,305	-	-	421,616,686
Fidelity SAI High Income Fund	449,376,981	21,277,874	50,000,000	21,277,708	(5,988,452)	(24,254,586)	390,411,817
Fidelity SAI International Credit Fund	-	250,894,279	-	263,878	-	1,052,814	251,947,093
Fidelity SAI Long-Term Treasury Bond Index Fund	2,003,319,872	1,119,977,764	-	70,115,205	-	(299,165,013)	2,824,132,623
Fidelity SAI Short-Term Bond Fund	-	377,529,981	-	2,529,981	-	892,480	378,422,461
Fidelity SAI Total Bond Fund	12,737,043,861	3,010,267,839	175,000,000	555,258,709	(22,301,391)	(705,490,297)	14,844,520,012
Fidelity SAI U.S. Treasury Bond Index Fund	3,311,176,093	3,257,427,042	25,000,000	82,426,388	(4,011,419)	(170,223,723)	6,369,367,993
Fidelity Short-Term Treasury Bond Index Fund	-	1,750,834,487	1,050,000,000	7,840,389	9,613,940	7,736,539	718,184,966
Fidelity Sustainability Bond Index Fund	23,260,844	544,053	-	544,054	(27)	(1,057,502)	22,747,368
Fidelity U.S. Bond Index Fund	1,933,864,841	2,027,637,942	614,000,000	77,637,699	(87,764,896)	(30,807,681)	3,228,930,206
	27,966,385,697	23,904,027,529	15,662,855,083	1,142,139,104	(647,848,275)	(1,121,086,715)	34,438,623,153

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	8,232,095,418	-	8,231,991,998	103,420

U.S. Government and Government Agency Obligations	8,142,711,025	-	8,142,711,025	-

U.S. Government Agency - Mortgage Securities	13,622,647,438	-	13,622,647,438	-

Asset-Backed Securities	1,498,963,845	-	1,492,960,962	6,002,883

Collateralized Mortgage Obligations	631,122,850	-	631,122,794	56

Commercial Mortgage Securities	2,186,909,284	-	2,177,603,262	9,306,022

Municipal Securities	47,938,229	-	47,938,229	-

Foreign Government and Government Agency Obligations	58,620,956	-	58,620,956	-

Bank Loan Obligations	2,876,701	-	2,876,701	-

Bank Notes	11,307,059	-	11,307,059	-

Fixed-Income Funds	33,638,584,006	33,638,584,006	-	-

Short-Term Funds	378,422,461	378,422,461	-	-

Preferred Securities	80,521,590	-	80,521,590	-

Money Market Funds	1,178,924,252	1,178,924,252	-	-

Purchased Swaptions	1,884,805	-	1,884,805	-
Total Investments in Securities:	69,713,529,919	35,195,930,719	34,502,186,819	15,412,381
Derivative Instruments:

Assets
Futures Contracts	1,041,225	1,041,225	-	-
Forward Foreign Currency Contracts	2,969,490	-	2,969,490	-
Swaps	13,238,380	-	13,238,380	-
Total Assets	17,249,095	1,041,225	16,207,870	-

Liabilities
Futures Contracts	(6,206,084)	(6,206,084)	-	-
Forward Foreign Currency Contracts	(545,182)	-	(545,182)	-
Swaps	(1,388,105)	-	(1,388,105)	-
Total Liabilities	(8,139,371)	(6,206,084)	(1,933,287)	-
Total Derivative Instruments:	9,109,724	(5,164,859)	14,274,583	-
Other Financial Instruments:

TBA Sale Commitments	(1,914,430,403)	-	(1,914,430,403)	-
Total Other Financial Instruments:	(1,914,430,403)	-	(1,914,430,403)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Purchased Swaptions (a)	347,481	0
Swaps (b)	9,100,183	(1,388,105)
Total Credit Risk	9,447,664	(1,388,105)
Foreign Exchange Risk
Forward Foreign Currency Contracts (c)	2,969,490	(545,182)
Total Foreign Exchange Risk	2,969,490	(545,182)
Interest Rate Risk
Futures Contracts (d)	1,041,225	(6,206,084)
Purchased Swaptions (a)	1,537,324	0
Swaps (e)	4,138,197	0
Total Interest Rate Risk	6,716,746	(6,206,084)
Total Value of Derivatives	19,133,900	(8,139,371)

(a)Gross value is included in the Statement of Assets and Liabilities in the investments in securities, at value line-item.

(b)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

(c)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(d)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(e)For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $36,423,290,978)	$34,517,599,200
Fidelity Central Funds (cost $757,307,527)	757,307,566
Other affiliated issuers (cost $38,041,812,420)	34,438,623,153

Total Investment in Securities (cost $75,222,410,925)		$69,713,529,919
Cash		82,025,158
Foreign currency held at value (cost $2,570,195)		2,562,869
Receivable for investments sold		48,762,646
Receivable for TBA sale commitments		1,911,265,246
Unrealized appreciation on forward foreign currency contracts		2,969,490
Receivable for fund shares sold		30,620,103
Dividends receivable		100,255,719
Interest receivable		79,571,455
Distributions receivable from Fidelity Central Funds		4,474,358
Receivable for daily variation margin on centrally cleared OTC swaps		694,340
Bi-lateral OTC swaps, at value		9,100,183
Prepaid expenses		153,224
Other receivables		2,308
Total assets		71,985,987,018
Liabilities
Payable for investments purchased
Regular delivery	$268,829,708
Delayed delivery	5,397,037,033
TBA sale commitments, at value	1,914,430,403
Unrealized depreciation on forward foreign currency contracts	545,182
Payable for fund shares redeemed	28,315,826
Distributions payable	4,912,272
Bi-lateral OTC swaps, at value	1,388,105
Accrued management fee	2,465,286
Payable for daily variation margin on futures contracts	5,158,480
Other payables and accrued expenses	1,478,751
Total Liabilities		7,624,561,046
Net Assets		$64,361,425,972
Net Assets consist of:
Paid in capital		$71,420,029,199
Total accumulated earnings (loss)		(7,058,603,227)
Net Assets		$64,361,425,972
Net Asset Value , offering price and redemption price per share ($64,361,425,972 ÷ 7,083,757,385 shares)		$9.09

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends:
Unaffiliated issuers		$4,820,154
Affiliated issuers		1,127,112,473
Interest		806,871,813
Income from Fidelity Central Funds		72,071,715
Total Income		2,010,876,155
Expenses
Management fee	$165,152,911
Custodian fees and expenses	348,399
Independent trustees' fees and expenses	362,347
Registration fees	2,636,235
Audit	88,310
Legal	75,358
Miscellaneous	360,335
Total expenses before reductions	169,023,895
Expense reductions	(140,735,956)
Total expenses after reductions		28,287,939
Net Investment income (loss)		1,982,588,216
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(516,047,702)
Affiliated issuers	(647,848,275)
Forward foreign currency contracts	(2,204,698)
Foreign currency transactions	(474,383)
Futures contracts	21,601,683
Swaps	(14,163,244)
Capital gain distributions from underlying funds:
Affiliated issuers	15,026,631
Total net realized gain (loss)		(1,144,109,988)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(703,458,553)
Affiliated issuers	(1,121,086,715)
Forward foreign currency contracts	6,411,248
Assets and liabilities in foreign currencies	122,884
Futures contracts	(8,913,640)
Swaps	8,350,490
TBA Sale commitments	5,207,498
Total change in net unrealized appreciation (depreciation)		(1,813,366,788)
Net gain (loss)		(2,957,476,776)
Net increase (decrease) in net assets resulting from operations		$(974,888,560)
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,982,588,216	$936,004,097
Net realized gain (loss)	(1,144,109,988)	(329,816,418)
Change in net unrealized appreciation (depreciation)	(1,813,366,788)	(4,340,140,512)
Net increase (decrease) in net assets resulting from operations	(974,888,560)	(3,733,952,833)
Distributions to shareholders	(1,934,293,675)	(979,531,888)
Share transactions
Proceeds from sales of shares	28,111,269,641	25,793,224,401
Reinvestment of distributions	1,894,870,669	966,120,654
Cost of shares redeemed	(10,626,546,322)	(10,110,382,903)
Net increase (decrease) in net assets resulting from share transactions	19,379,593,988	16,648,962,152
Total increase (decrease) in net assets	16,470,411,753	11,935,477,431

Net Assets
Beginning of period	47,891,014,219	35,955,536,788
End of period	$64,361,425,972	$47,891,014,219

Other Information
Shares
Sold	3,047,337,881	2,488,475,540
Issued in reinvestment of distributions	207,670,194	93,428,870
Redeemed	(1,159,173,454)	(985,283,953)
Net increase (decrease)	2,095,834,621	1,596,620,457

Financial Highlights
Strategic Advisers® Fidelity® Core Income Fund

Years ended May 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$9.60	$10.60	$10.95	$10.47	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.322	.222	.239	.302	.209
Net realized and unrealized gain (loss)	(.519)	(.993)	.106	.613	.445
Total from investment operations	(.197)	(.771)	.345	.915	.654
Distributions from net investment income	(.313)	(.223)	(.245)	(.299)	(.182)
Distributions from net realized gain	-	(.006)	(.450)	(.136)	(.002)
Total distributions	(.313)	(.229)	(.695)	(.435)	(.184)
Net asset value, end of period	$9.09	$9.60	$10.60	$10.95	$10.47
Total Return D,E	(2.02)%	(7.41)%	3.10%	8.94%	6.60%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.30%	.30%	.31%	.32%	.37% H
Expenses net of fee waivers, if any	.05%	.05%	.06%	.07%	.12% H
Expenses net of all reductions	.05%	.05%	.06%	.07%	.12% H
Net investment income (loss)	3.52%	2.14%	2.18%	2.83%	3.30% H
Supplemental Data
Net assets, end of period (000 omitted)	$64,361,426	$47,891,014	$35,955,537	$24,774,315	$16,953,257
Portfolio turnover rate I	202%	201%	191%	247%	124% H,J

A For the period October 16, 2018 (commencement of operations) through May 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Strategic Advisers Fidelity Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price   established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity Core Income Fund	$2,308

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, swaps, market discount, deferred Trustee compensation and losses deferred due to wash sales and future contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$184,087,904
Gross unrealized depreciation	(5,764,032,835)
Net unrealized appreciation (depreciation)	$(5,579,944,931)
Tax Cost	$75,301,625,985

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,419,309
Capital loss carryforward	$(1,470,180,153)
Net unrealized appreciation (depreciation) on securities and other investments	$(5,589,418,076)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(744,329,016)
Long-term	(725,851,137)
Total capital loss carryforward	$(1,470,180,153)

The tax character of distributions paid was as follows:

	May 31, 2023	May 31, 2022
Ordinary Income	$1,934,293,675	$ 979,531,888

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Strategic Advisers Fidelity Core Income Fund
Credit Risk
Purchased Options	$(1,581,173)	$125,398
Swaps	2,524,319	1,008,202
Total Credit Risk	943,146	1,133,600
Foreign Exchange Risk
Forward Foreign Currency Contracts	(2,204,698)	6,411,248
Total Foreign Exchange Risk	(2,204,698)	6,411,248
Interest Rate Risk
Futures Contracts	21,601,683	(8,913,640)
Purchased Options	-	(22,858)
Swaps	(16,687,563)	7,342,288
Total Interest Rate Risk	4,914,120	(1,594,210)
Totals	$3,652,568	$5,950,638

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to fluctuations in interest rates and potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity Core Income Fund	92,868,752,253	80,476,337,828

5. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Fidelity Core Income Fund	$ 8

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Fidelity Core Income Fund	50,129

Affiliated Exchanges In-Kind. During the period, the Fund redeemed shares of Fidelity Intermediate Bond Fund, Fidelity Corporate Bond Fund and Fidelity Global Credit Fund in exchange for investments and cash, if any, as noted in the following table. The Fund had a net realized loss of $479,994,211 on the Fund's redemptions of Fidelity Intermediate Bond Fund, Fidelity Corporate Bond Fund and Fidelity Global Credit Fund, which is included in "Net Realized gain (loss):   Affiliated Issuers" in the accompanying Statement of Operations. The Fund recognized a net loss on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
Fidelity Intermediate Bond Fund	1,495,644,500	(161,321,472)	153,556,930
Fidelity Corporate Bond Fund	2,797,847,189	(312,457,179)	271,635,649
Fidelity Global Credit Fund	25,630,401	(6,215,560)	3,394,755

Prior Fiscal Year Reallocation of Underlying Fund Investments.     During the prior period, the investment adviser reallocated investments of the Funds. This involved taxable redemptions of the Funds' interest in Fidelity High Income Fund for investments and cash and non-taxable exchanges of those investments and cash for shares of Fidelity SAI High Income Fund which is an affiliated investment companies managed by FMR.   The Fund redeemed 37,999,996 shares of Fidelity High Income Fund in exchange for 32,919,997 shares of Fidelity SAI High Income Fund with a value of $312,739,970.   The Fund had a net realized gain of $2,108,542 on the Fund's redemptions of Fidelity High Income Fund.   The Fund recognized a net gain on the exchanges for federal income tax purposes.

6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Fidelity Core Income Fund	$100,400

8. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $140,735,956.

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity Core Income Fund
Fidelity Government Income Fund	14%
Fidelity Intermediate Treasury Bond Index Fund	20%
Fidelity New Markets Income Fund	27%
Fidelity Real Estate Income Fund	20%
Fidelity SAI High Income Fund	24%
Fidelity SAI International Credit Fund	100%
Fidelity SAI Long-Term Treasury Bond Index Fund	81%
Fidelity SAI Short-Term Bond Fund	12%
Fidelity SAI Total Bond Fund	74%
Fidelity SAI U.S. Treasury Bond Index Fund	43%
Fidelity Short-Term Treasury Bond Index Fund	18%

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity Core Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity Core Income Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended May 31, 2023 and for the period October 16, 2018 (commencement of operations) through May 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the four years in the period ended May 31, 2023 and for the period October 16, 2018 (commencement of operations) through May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023

Strategic Advisers® Fidelity® Core Income Fund	.05%
Actual		$ 1,000	$ 1,022.30	$ .25
Hypothetical- B		$ 1,000	$ 1,024.68	$ .25

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

A total of 23.99% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,643,003,016 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Amended Sub-Advisory Agreement

Strategic Advisers Fidelity Core Income Fund

In March 2023, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to add a new investment mandate to the existing sub-advisory agreement among Strategic Advisers, FIAM LLC (Sub-Adviser), and the Fidelity Rutland Square Trust II (Trust) on behalf of the fund (Amended Sub-Advisory Agreement). The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.   With respect to the new mandate for the Amended Sub-Advisory Agreement, the Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund. The Board noted its familiarity with the nature, extent and quality of services provided by the Sub-Adviser other Strategic Advisers funds by the with different investment mandates, and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund. The Board also took into consideration additional information regarding the new investment mandate provided by Strategic Advisers and the Sub-Adviser.

Resources Dedicated to Investment Management and Support Services.   With respect to the Amended Sub-Advisory Agreement, the Board reviewed the general qualifications and capabilities of the Sub-Adviser's investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that the Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered the Sub-Adviser's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and their respective investments in business continuity planning, including in connection with the COVID-19 pandemic.

Shareholder and Administrative Services.   The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the Sub-Adviser under the Amended Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.   The Board considered the historical investment performance of the Sub-Adviser and its portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement should continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.   With respect to the Amended Sub-Advisory Agreement, the Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to the Sub-Adviser. The Board also considered the projected change in the fund's management fee and total operating expenses, if any, as a result of adding the new investment mandate for the Sub-Adviser.

The Board noted that the Amended Sub-Advisory Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board considered that after allocating assets to the Sub-Adviser for the new investment mandate, the fund's management fee is expected to increase but the fund's total net expenses are expected to decrease, and each is expected to continue to rank below the competitive peer group median reported in the 2022 management contract renewal materials for the fund.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.   Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.   The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the Amended Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale.   The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that with respect to the new investment mandate, the Amended Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the Sub-Adviser as assets allocated to the Sub-Adviser grow.

Conclusion.   Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9887939.104
COI-ANN-0723
Strategic Advisers® Municipal Bond Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Life of Fund A
Strategic Advisers® Municipal Bond Fund	-0.07%	-4.17%

A     From June 17, 2021
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Municipal Bond Fund, on June 17, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds returned 0.49% for the 12 months ending May 31, 2023, according to the Bloomberg Municipal Bond index. In the first five months of the period, yields on municipal bonds climbed steeply and their prices, which move inversely to yields, declined sharply, as the U.S. Federal Reserve aggressively raised interest rates to combat persistent inflation. From December through April, however, munis charted a choppy course through a rally that was ignited by comments from Fed Chair Powell last November that pointed to a slowdown in the size of future rate hikes, which was followed by growing optimism that the central bank would stop raising rates in the first half of 2023. To date, the central bank has raised its benchmark rate ten times, by a total of 5.0 percentage points, bringing its target range to a level not seen since mid-2007. In the first five months of 2023, bond issuance dropped significantly from previous-year levels, as higher rates suppressed issuers' appetite for new debt, especially given that many states and municipalities still retain unspent COVID-related federal stimulus cash. The reduced supply helped bolster municipal bond gains in January and March. But in April (-0.23%) and May (-0.89%), the index lost ground following turmoil in the U.S. banking sector, and as the continued strength of the labor market surprised analysts and suggested the Fed may need to keep rates higher for longer than the market expected. For the full 12 months, muni tax-backed credit fundamentals remained solid and, for the most part, the risk of credit-rating downgrades of these issuers appeared low. Mid-quality (rated A and AA) and intermediate-duration securities (seven to 15 years) led the way for the year.
Comments from Lead Portfolio Manager Chris Heavey:
For the fiscal year ending May 31, 2023, the Fund returned -0.07%, trailing the 0.49% gain of the benchmark Bloomberg Municipal Bond Index. Among the Fund's underlying managers, the U.S. Municipal High Yield Bond mandate from sub-adviser T. Rowe Price (-2%) and BlackRock National Municipal Fund (-1%) were the primary relative detractors. High-yield municipals lagged their investment-grade (IG) counterparts during the 12-month period, creating a headwind for both strategies. Having greater interest-rate sensitivity than the broader Fund's benchmark also weighed on each manager's performance. On the plus side, sub-adviser FIAM ® (+4%) added the most value on a relative basis. FIAM's approach benefited from outsized interest-rate sensitivity compared with the portfolio's broader benchmark during the second half of the reporting period. Additionally, lower-rated IG holdings among hospitals and in the housing industry boosted FIAM's return later in the period as well. The Fund's cash allocation provided a further boost, serving as a valuable cushion amid bouts of market volatility the past 12 months. During the period, we continued to build the Fund's lineup of sub-advised strategies by adding three more: FIAM ® Municipal Income, Western Asset Management Municipals and MFS Municipal Plus. Overall, we continued to take a balanced approach to credit and interest rate risk by maintaining the Fund's exposure to core managers while reducing allocations to managers emphasizing high-yield municipals. We also focused on maintaining an appropriately sized cash stake that we believe will provide liquidity amid changing market conditions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary May 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Vanguard Long-Term Tax-Exempt Fund Admiral Shares	8.5
Allspring Municipal Bond Fund - Class Admin	7.6
Franklin Federal Tax-Free Income Fund - Class R6	5.3
iShares National Municipal Bond ETF	5.1
BlackRock National Municipal Fund Investor A Shares	2.9
DWS Managed Municipal Bond Fund - Class S	2.9
Illinois General Obligation	1.4
New Jersey Transportation Trust Fund Auth.	1.2
T. Rowe Price Tax-Free High Yield Fund	0.9
Main Street Natural Gas, Inc.	0.8
Revenue Sources (% of Fund's net assets)
Transportation	11.5
General Obligations	11.0
Special Tax	8.4
Health Care	6.9
Others (Individually Less Than 5%)	23.2

Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2023
Showing Percentage of Net Assets

Municipal Bonds - 59.8%
	Principal Amount (a)	Value ($)
Alabama - 1.4%
Alabama State Corrections Institution Fin. Auth. Series 2022 A:
5.25% 7/1/47	2,000,000	2,160,511
5.25% 7/1/52	3,500,000	3,756,905
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	480,000	508,900
Birmingham Arpt. Auth. Series 2020:
4% 7/1/35 (Build America Mutual Assurance Insured)	60,000	61,498
4% 7/1/36 (Build America Mutual Assurance Insured)	225,000	228,151
4% 7/1/37 (Build America Mutual Assurance Insured)	50,000	50,185
4% 7/1/38 (Build America Mutual Assurance Insured)	335,000	333,893
4% 7/1/39 (Build America Mutual Assurance Insured)	65,000	64,117
Birmingham Spl. Care Facilities Auth. Rev. Series 2015 1, 5.25% 6/1/25	110,000	108,085
Black Belt Energy Gas District Bonds:
(Proj. No. 5) Series A, 4%, tender 10/1/26 (b)	1,830,000	1,820,915
(Proj. No.7) Series 2021 C2, SIFMA Municipal Swap Index + 0.350% 3.76%, tender 12/1/26 (b)(c)	7,500,000	7,287,160
Series 2018 A, 4%, tender 12/1/23 (b)	1,400,000	1,399,514
Series 2018 B1, 1 month U.S. LIBOR + 0.900% 4.273%, tender 6/1/23 (b)(c)	4,305,000	4,307,862
Series 2019 A, 4%, tender 12/1/25 (b)	6,740,000	6,702,095
Series 2021 A, 4%, tender 12/1/31 (b)	4,500,000	4,460,891
Series 2021 B, 4%, tender 12/1/26 (b)	5,395,000	5,335,027
Series 2022 B1, 4%, tender 10/1/27 (b)	2,880,000	2,837,244
Series 2022 C1, 5.25%, tender 6/1/29 (b)	6,350,000	6,632,003
Series 2022 D1, 4%, tender 6/1/27 (b)	2,070,000	2,061,228
Series 2022 F, 5.5%, tender 12/1/28 (b)	10,470,000	11,097,193
Series 2023 B2, 5.25%, tender 12/1/30 (b)	1,500,000	1,611,294
Cooper Green Mercy Health Svcs. Series 2022 A:
5.25% 9/1/42	500,000	529,261
5.25% 9/1/52	2,620,000	2,727,664
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/33	15,000	15,165
4% 12/1/35	50,000	49,905
4% 12/1/36	65,000	63,717
4% 12/1/37	70,000	67,777
4% 12/1/38	125,000	118,583
4% 12/1/39	95,000	89,100
4% 12/1/41	310,000	285,154
4% 12/1/44	210,000	189,600
4% 12/1/49	125,000	109,400
Hoover Indl. Dev. Board Envir. Impt. Rev.:
(United States Steel Corp. Proj.) Series 2019, 5.75% 10/1/49 (d)	2,225,000	2,249,470
Bonds (United States Steel Corp. Proj.) Series 2020, 6.375%, tender 11/1/30 (b)(d)	195,000	212,817
Huntsville Redstone Village Spl. Care Facilities Finanacing Auth.:
Series 2007:
5.5% 1/1/28	520,000	312,000
5.5% 1/1/43	405,000	243,000
Series 2008 A, 6.875% 1/1/43	280,000	168,000
Series 2011 A, 7.5% 1/1/47	500,000	300,000
Infirmary Health Systems Spl. Care Facilities Fing. Auth. Rev. Series 2021 A, 3% 2/1/46	2,270,000	1,641,829
Jacksonville Fla Pub. Edl. Bldga (JSU Foundation Proj.) Series 2023 A:
5.25% 8/1/53 (Assured Guaranty Muni. Corp. Insured)	600,000	649,642
5.5% 8/1/58 (Assured Guaranty Muni. Corp. Insured)	500,000	547,468
Jefferson County Gen. Oblig. Series 2018 A, 5% 4/1/26	355,000	371,482
Jefferson County Swr. Rev.:
Series 2013 A:
5.25% 10/1/48 (Assured Guaranty Muni. Corp. Insured)	2,040,000	2,081,473
5.5% 10/1/53 (Assured Guaranty Muni. Corp. Insured)	5,215,000	5,335,468
Series 2013 B:
0% 10/1/26 (Assured Guaranty Muni. Corp. Insured)	250,000	209,920
0% 10/1/29 (Assured Guaranty Muni. Corp. Insured)	350,000	249,720
0% 10/1/34 (Assured Guaranty Muni. Corp. Insured)	505,000	254,034
0% 10/1/35 (Assured Guaranty Muni. Corp. Insured)	960,000	452,152
Series 2013 D:
5% 10/1/23	95,000	95,279
6% 10/1/42	4,865,000	5,132,295
6.5% 10/1/53	2,965,000	3,131,987
Series 2013 F:
0% 10/1/46 (e)	480,000	497,108
0% 10/1/50 (e)	16,845,000	17,439,014
Lower Alabama Gas District:
(Gas Proj.) Series 2016 A, 5% 9/1/34	1,060,000	1,096,688
Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (b)	6,905,000	6,871,565
Series 2016 A, 5% 9/1/46	5,330,000	5,348,257
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 2.9%, tender 12/12/23 (b)	255,000	253,460
Montgomery Edl. Bldg. Auth. Series 2016 A, 5% 10/1/43	250,000	248,397
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/25	90,000	89,485
5% 3/1/26	5,000	4,963
5% 3/1/27	5,000	4,946
5% 3/1/28	5,000	4,944
5% 3/1/29	5,000	4,941
5% 3/1/30	5,000	4,927
5% 3/1/33	605,000	587,608
5% 3/1/36	1,340,000	1,253,306
Prichard Wtrwks. & Swr. Board Series 2019, 4% 11/1/49	200,000	87,765
Southeast Alabama Gas Supply District Bonds:
(Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (b)	14,190,000	14,170,817
Series 2018 A, 4%, tender 4/1/24 (b)	3,110,000	3,105,593
Southeast Energy Auth. Rev. Bonds:
(Proj. No. 2) Series 2021 B1:
4% 6/1/29	75,000	74,672
4% 6/1/30	55,000	54,629
4% 6/1/31	50,000	49,503
Bonds:
(Proj. No. 1) Series 2021 A, 4%, tender 10/1/28 (b)	1,070,000	1,053,688
(Proj. No. 2) Series 2021 B1, 4%, tender 12/1/31 (b)	9,755,000	9,567,394
(Proj. NO. 5) Series 2023 A, 5.25%, tender 7/1/29 (b)	4,835,000	5,073,983
Series 2022 A1, 5.5%, tender 12/1/29 (b)	1,415,000	1,508,249
Series 2022 B1, 5%, tender 8/1/28 (b)	6,545,000	6,776,577
Stadium Trace Village Impt. District Dev. Series 2021, 3.625% 3/1/36	350,000	277,984
The DCH Health Care Auth. Series 2015, 5% 6/1/33	165,000	167,995
Tuscaloosa County Indl. Dev. Gulf Opportunity (Hunt Refining Proj.) Series 2019 A:
4.5% 5/1/32 (f)	621,600	572,868
5.25% 5/1/44 (f)	7,505,000	6,627,303
Univ. of North Alabama Rev. Series 2019 B:
5% 11/1/38	320,000	345,091
5% 11/1/39	130,000	139,784
Univ. of South Alabama Univ. Rev. Series 2019 A:
5% 4/1/44	865,000	904,273
5% 4/1/49	525,000	545,400
TOTAL ALABAMA		175,521,210
Alaska - 0.1%
Alaska Hsg. Fin. Corp.:
Series 2019 B:
5% 12/1/37	480,000	515,248
5% 12/1/38	365,000	390,125
5% 12/1/39	240,000	255,632
Series 2021 A:
4% 6/1/26	425,000	432,904
4% 12/1/29	1,080,000	1,133,400
4% 6/1/30	300,000	315,093
5% 6/1/27	50,000	53,289
5% 12/1/27	65,000	69,915
5% 6/1/28	85,000	92,168
5% 12/1/28	965,000	1,055,614
5% 6/1/29	725,000	799,323
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51	625,000	595,712
Alaska Indl. Dev. & Export Auth. Rev.:
(Greater Fairbanks Cmnty. Hosp. Foundation Proj.) Series 2014, 5% 4/1/32	500,000	500,920
(Tanana Chiefs Conference Proj.) Series 2019 A, 4% 10/1/44	500,000	460,304
Alaska Int'l. Arpts. Revs.:
Series 2016 A, 5% 10/1/26	90,000	93,286
Series 2016 B:
5% 10/1/31	95,000	98,239
5% 10/1/33	125,000	129,156
Alaska Muni. Bond Bank Series 2023 TWO:
5.25% 12/1/47 (d)	420,000	440,540
5.25% 12/1/52 (d)	525,000	547,078
Anchorage Port Rev. Series 2020 A, 5% 12/1/50 (d)	1,375,000	1,386,436
Northern Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 A:
4% 6/1/34	240,000	241,711
4% 6/1/35	600,000	597,415
4% 6/1/37	685,000	665,704
4% 6/1/40	325,000	306,650
4% 6/1/50	905,000	791,121
5% 6/1/32	270,000	296,030
5% 6/1/33	335,000	365,588
TOTAL ALASKA		12,628,601
Arizona - 1.1%
Paz County Ariz Indl. Dev. Auth. (Charter School Solutions-Harmoney Pub. Schools Proj.) Series 2018 A, 5% 2/15/38	140,000	140,227
Arizona Board of Regents Arizona State Univ. Rev. Series 2015 D:
5% 7/1/41	830,000	849,707
5% 7/1/46	600,000	611,837
Arizona Board of Regents Ctfs. of Prtn. (Univ. of Arizona Univ. Revs.) Series 2018 B:
5% 6/1/27	30,000	32,125
5% 6/1/30	80,000	87,250
Arizona Health Facilities Auth. Rev.:
(Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 4.278%, tender 1/1/37 (b)(c)	1,025,000	952,001
(Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/39	585,000	593,112
Arizona Indl. Dev. Auth. Econ. Dev. Rev. (Legacy Cares, Inc. Proj.) Series 2020 A, 7.75% 7/1/50 (f)(g)	1,980,000	1,089,000
Arizona Indl. Dev. Auth. Ed. Rev.:
(Academies of Math & Science Projs.):
Series 2017 A, 5% 7/1/47	315,000	316,621
Series 2018 A:
5% 7/1/48	435,000	436,734
5% 7/1/52	260,000	260,558
(American Charter Schools Foundation Proj.) Series 2017, 6% 7/1/47 (f)	250,000	252,949
(BASIS Schools Projs.):
Series 2017 A:
5.125% 7/1/37 (f)	210,000	207,607
5.25% 7/1/47 (f)	160,000	150,027
Series 2017 D:
5% 7/1/37 (f)	145,000	141,558
5% 7/1/47 (f)	235,000	212,731
5% 7/1/51 (f)	710,000	630,802
Series 2017 F:
5% 7/1/37	210,000	216,876
5% 7/1/47	865,000	880,335
5% 7/1/52	635,000	644,186
Series 2017 G:
5% 7/1/37 (f)	35,000	34,169
5% 7/1/47 (f)	35,000	31,683
5% 7/1/51 (f)	65,000	57,749
(Cadence Campus Proj.) Series 2020 A:
4% 7/15/40 (f)	130,000	106,780
4% 7/15/50 (f)	225,000	167,501
(Doral Academy of Nevada, Fire Mesa and Red Rock Campus Projs.) Series 2019 A:
5% 7/15/39	185,000	177,473
5% 7/15/49	165,000	148,775
(Greathearts Arizona Projs.) Series 2021 A:
3% 7/1/46	250,000	186,059
3% 7/1/52	250,000	175,087
(KIPP Nashville Projs.) Series 2022 A:
5% 7/1/47	700,000	681,021
5% 7/1/57	330,000	314,506
(KIPP NYC Pub. Charter Schools - Macombs Facility Proj.) Series 2021 A, 4% 7/1/61	250,000	195,060
(Leman Academy of Excellence Projs.) Series 2022 A, 4.5% 7/1/54	690,000	599,826
(Odyssey Preparatory Academy Proj.):
Series 2017 A:
5.25% 7/1/37 (f)	420,000	414,637
5.5% 7/1/52 (f)	475,000	445,579
Series 2019, 5% 7/1/49 (f)	610,000	537,342
Academies of Math & Science Projs. Series 2023:
5.25% 7/1/43 (f)	35,000	33,737
5.375% 7/1/53 (f)	120,000	112,775
5.5% 7/1/58 (f)	105,000	99,543
Series 2023 A:
5.25% 7/1/53 (f)	120,000	111,294
5.5% 7/1/58 (f)	120,000	112,916
Arizona Indl. Dev. Auth. Hosp. Rev.:
Series 2020 A:
4% 2/1/50	965,000	873,040
5% 2/1/35	295,000	326,733
Series 2021 A:
4% 2/1/38	85,000	83,613
4% 2/1/39	85,000	83,001
5% 2/1/29	990,000	1,086,662
Arizona Indl. Dev. Auth. Lease Rev. Series 2020 A:
4% 9/1/37	25,000	24,625
4% 9/1/38	25,000	24,387
4% 9/1/39	20,000	19,289
4% 9/1/40	25,000	23,415
4% 9/1/46	55,000	49,233
5% 9/1/31	10,000	10,891
5% 9/1/32	15,000	16,233
5% 9/1/33	25,000	26,841
5% 9/1/34	20,000	21,361
Arizona Indl. Dev. Auth. Rev.:
(Lincoln South Beltway Proj.) Series 2020:
5% 2/1/26	600,000	628,362
5% 8/1/27	290,000	311,848
5% 2/1/28	665,000	717,694
5% 8/1/28	570,000	620,900
(Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/37	60,000	36,000
5% 5/1/43	55,000	33,000
5% 5/1/48	135,000	81,000
5% 5/1/51	135,000	81,000
Arizona Indl. Dev. Auth. Sr. Living:
(Great Lakes Sr. Living Cmntys. LLC Proj.) Series 2021, 7.75% 1/1/54 (f)	100,000	52,964
Series 2019 B, 5% 1/1/49	100,000	51,696
Arizona Indl. Dev. Auth. Sr. Nat'l. Charter School Revolving Ln. Fund:
Series 2020 A:
4% 11/1/36	230,000	221,812
4% 11/1/38	125,000	118,379
4% 11/1/39	160,000	149,965
4% 11/1/40	170,000	157,782
4% 11/1/45	350,000	312,315
Series 2021 A, 4% 11/1/51	790,000	679,130
Series 2022 A, 4.25% 11/1/52	740,000	661,633
Arizona Indl. Dev. Auth. Student Hsg. Rev. Series 2019 A:
5% 6/1/49	235,000	250,910
5% 6/1/54	130,000	138,448
Arizona State Univ. Revs.:
Series 2021 C:
5% 7/1/32	70,000	80,662
5% 7/1/34	70,000	80,301
5% 7/1/35	55,000	62,556
5% 7/1/37	825,000	923,178
5% 7/1/38	1,325,000	1,476,707
5% 7/1/40	100,000	110,592
Series 2023 A, 5.5% 7/1/48	1,500,000	1,723,946
Series 2023 B, 4% 7/1/53	2,790,000	2,627,473
Arizona Trans. Board Hwy. Rev. Series 2015, 5% 7/1/31	1,500,000	1,525,434
Chandler Indl. Dev. Auth. Indl. Dev. Rev.:
(Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(d)	7,765,000	7,959,849
Bonds:
(Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (b)	15,000	14,943
Series 2007, 2.7%, tender 8/14/23 (b)(d)	885,000	881,554
Series 2019, 5%, tender 6/3/24 (b)(d)	13,290,000	13,376,746
Series 2022 1, 5%, tender 9/1/27 (b)(d)	2,000,000	2,050,642
Glendale Gen. Oblig. Series 2017:
5% 7/1/30	305,000	328,331
5% 7/1/31	455,000	487,996
Glendale Indl. Dev. Auth.:
(Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	45,000	38,609
5% 7/1/48	50,000	39,336
Series 2019 A, 3% 7/1/35 (d)	415,000	361,786
Series 2021 A, 2.125% 7/1/33 (d)	270,000	219,122
Goodyear Wtr. & Swr. Rev. Series 2020, 4% 7/1/45 (Assured Guaranty Muni. Corp. Insured)	550,000	534,325
Indl. Dev. Auth. of The City of Glendale Sr. Living Rev.:
(Royal Oaks Inspirata Pointe Proj.) Series 2020 A, 5% 5/15/56	845,000	699,223
Series 2019 A:
5% 11/15/42	640,000	616,891
5% 11/15/48	850,000	797,565
Maricopa County Usd # 60 Cph Series 2023:
4.25% 6/1/47	175,000	171,192
5% 6/1/53	1,185,000	1,241,948
Maricopa County Indl. Dev. Auth.:
(Choice Academies, Inc. Proj.) Series 2022, 5.75% 9/1/45 (f)	1,245,000	1,199,524
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	575,000	602,592
(Great Hearts Arizona Projs.) Series 2017 A, 5% 7/1/52	240,000	243,027
(Greathearts Arizona Projs.) Series 2017 C:
5% 7/1/37	70,000	72,186
5% 7/1/48	145,000	147,180
(Legacy Traditional Schools Proj.):
Series 2019 A:
4% 7/1/34	35,000	34,658
5% 7/1/39	230,000	237,209
5% 7/1/49	430,000	435,837
5% 7/1/54	145,000	146,441
Series 2019 B:
5% 7/1/39 (f)	180,000	168,822
5% 7/1/49 (f)	95,000	83,570
5% 7/1/54 (f)	435,000	375,656
Bonds Series 2019 B, 5%, tender 9/1/24 (b)	40,000	40,577
Series 2021 A, 4% 9/1/51	705,000	633,419
Maricopa County Indl. Dev. Auth. Rev. (Commercial Metals Co. Proj.) Series 2022, 4% 10/15/47 (d)(f)	1,120,000	946,413
Maricopa County Indl. Dev. Auth. Sr. Living Facilities:
(Christian Care Mesa II, Inc.) Series 2014 A, 4.5% 1/1/39 (Pre-Refunded to 1/1/24 @ 100)	30,000	30,163
Series 2016:
5.75% 1/1/36 (f)	595,000	465,748
6% 1/1/48 (f)	1,430,000	990,091
Maricopa County Poll. Cont. Rev.:
(Palo Verde Proj.) Series 2009 B, 3.6% 4/1/40	250,000	217,870
Bonds Series 2010 B, 0.875%, tender 10/1/26 (b)	165,000	144,835
Series 2012 A, 4.5% 8/1/42	455,000	434,727
Maricopa County Rev.:
Series 2016 A:
5% 1/1/33	730,000	767,538
5% 1/1/38	640,000	663,311
Series 2017 D, 3% 1/1/48	2,605,000	1,974,959
Series 2019 E, 3% 1/1/49	1,545,000	1,159,912
Maricopa County Spl. Health Care District Gen. Oblig. Series 2018 C, 5% 7/1/36	150,000	160,946
Maricopa County Unified School District #48 Scottsdale Series 2017 B:
5% 7/1/31	45,000	48,442
5% 7/1/32	180,000	193,626
Mesa Util. Sys. Rev. Series 2021, 4% 7/1/35	500,000	517,597
Navajo Nation Arizona Series 2015 A, 5.5% 12/1/30 (f)	1,260,000	1,302,395
Peoria Indl. Dev. Auth. Rev. (Sierra Winds Life Care Cmnty. Proj.) Series 2014 A:
5.5% 11/15/34	520,000	401,668
5.75% 11/15/40	845,000	621,893
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 A:
5% 7/1/33 (d)	135,000	141,855
5% 7/1/36 (d)	210,000	218,611
5% 7/1/37 (d)	160,000	165,847
5% 7/1/47 (d)	885,000	901,350
Series 2017 B:
5% 7/1/29	305,000	328,122
5% 7/1/30	225,000	241,337
5% 7/1/33	425,000	454,564
5% 7/1/34	110,000	117,557
5% 7/1/35	110,000	117,094
5% 7/1/36	485,000	513,897
5% 7/1/37	305,000	321,783
Series 2018:
5% 7/1/37 (d)	740,000	773,032
5% 7/1/38 (d)	740,000	772,338
Series 2019 A, 5% 7/1/44	425,000	448,309
Series 2019 B, 5% 7/1/35 (d)	1,730,000	1,843,930
Phoenix Civic Impt. Corp. Series 2019 A:
5% 7/1/30	60,000	65,640
5% 7/1/32	75,000	81,738
5% 7/1/36	35,000	37,530
5% 7/1/37	1,415,000	1,508,023
5% 7/1/38	45,000	47,807
5% 7/1/39	30,000	31,777
5% 7/1/45	2,700,000	2,822,367
Phoenix Civic Impt. Corp. District Rev.:
(Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	280,000	337,871
Series 2005 B:
5.5% 7/1/29	1,165,000	1,345,979
5.5% 7/1/30	1,070,000	1,261,014
5.5% 7/1/33	175,000	215,061
Phoenix Civic Impt. Corp. Wtr. Sys. Rev.:
Series 2020 A, 5% 7/1/44	1,785,000	1,938,162
Series 2021 A, 5% 7/1/45	990,000	1,082,888
Phoenix IDA Student Hsg. Rev.:
(Downton Phoenix Student Hsg., LLC - Arizona State Univ. Proj.) Series 2018 A:
5% 7/1/30	30,000	31,198
5% 7/1/31	110,000	114,138
5% 7/1/37	105,000	106,263
(Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A:
5% 7/1/44	225,000	224,984
5% 7/1/49	365,000	358,203
5% 7/1/54	585,000	568,055
5% 7/1/59	475,000	458,079
Series 2018 A:
(Downtown Phoenix Student Hsg., LLC AZ State Univ. Proj.) 5% 7/1/42	1,085,000	1,087,849
5% 7/1/33	60,000	61,952
Phoenix Indl. Dev. Auth. (Provident Group - Falcon Properties LLC, Proj.):
Series 2022 A:
4% 12/1/41 (f)	510,000	419,382
4% 12/1/51 (f)	1,695,000	1,288,984
Series 2022 B:
4.15% 12/1/57 (f)	635,000	472,819
5.75% 12/15/57 (f)	745,000	585,646
Phoenix Indl. Dev. Auth. Rev.:
(BASIS Schools Projs.) Series 2016 A, 5% 7/1/35 (f)	25,000	25,009
(Basis Schools Projs.) Series 2016 A, 5% 7/1/46 (f)	320,000	291,427
(BASIS Schools, Inc. Projs. Series 2015 A:
5% 7/1/35 (f)	100,000	100,035
5% 7/1/45 (f)	120,000	109,940
(Legacy Traditional School Projs.) Series 2015:
5% 7/1/35 (f)	175,000	171,882
5% 7/1/45 (f)	195,000	175,257
(Legacy Traditional Schools Projs.) Series 2016 A, 5% 7/1/46 (f)	130,000	116,247
Series 2016 A:
5% 7/1/36	145,000	145,812
5% 7/1/41	115,000	114,338
5% 7/1/46	505,000	491,202
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 3.875%, tender 12/1/35 (b)(d)	11,000,000	10,995,860
Pima County Indl. Dev. Auth. Ed. Rev.:
(American Leadership Academy Proj.):
Series 2021:
4% 6/15/41 (f)	50,000	40,620
4% 6/15/51 (f)	75,000	54,848
4% 6/15/57 (f)	65,000	45,870
Series 2022:
4% 6/15/41 (f)	510,000	414,326
4% 6/15/51 (f)	1,050,000	767,878
4% 6/15/57 (f)	1,225,000	864,481
Series 2015, 5.625% 6/15/45 (f)	250,000	247,967
Pima County Indl. Dev. Auth. S:
Series 2022 A:
6.75% 11/15/42 (f)	250,000	251,896
6.875% 11/15/52 (f)	715,000	716,686
7% 11/15/57 (f)	320,000	320,640
Series 2022 B3, 5.125% 11/15/29 (f)	310,000	305,232
Pinal County Indl. Dev. Auth. Series 2021 B, 5.5% 10/1/33 (d)(f)	400,000	377,670
Queen Creek Excise Tax & State Shared Rev. Series 2018 A:
5% 8/1/42	395,000	421,991
5% 8/1/47	480,000	509,797
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev.:
(Arizona Salt River Proj.) Series A, 5% 1/1/38	1,705,000	1,786,908
Series 2015 A, 5% 12/1/45	2,500,000	2,569,142
Series 2023 A, 5% 1/1/47	8,675,000	9,578,710
Salt Verde Finl. Corp. Sr. Gas Rev.:
Series 2007 1:
5% 12/1/32	500,000	521,551
5.25% 12/1/28	2,890,000	3,007,718
Series 2007:
5% 12/1/37	2,465,000	2,504,067
5.25% 12/1/23	140,000	140,408
5.5% 12/1/29	1,080,000	1,146,352
Tempe Indl. Dev. Auth. Rev.:
(Friendship Village of Tempe Proj.):
Series 2019:
5% 12/1/50	325,000	266,121
5% 12/1/54	365,000	293,231
Series 2021 A, 4% 12/1/46	350,000	247,626
(Mirabella At ASU, Inc. Proj.) Series 2017 A, 6.125% 10/1/52 (f)	435,000	262,683
Town of Carefree Utils. Cmnty. Facilities District Wtr. Sys. Rev. Series 2021, 4% 7/1/46	160,000	149,080
Yavapai County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2003 A2, 2.2%, tender 6/3/24 (b)(d)	455,000	446,809
TOTAL ARIZONA		140,228,008
Arkansas - 0.1%
Arkansas Dev. Auth. Indl. Dev. Rev. (Big River Steel Proj.):
Series 2019, 4.5% 9/1/49 (d)(f)	3,150,000	2,786,621
Series 2020 A, 4.75% 9/1/49 (d)(f)	1,005,000	913,823
Arkansas Dev. Fin. Auth.:
(Lisa Academy Proj.) Series 2018 A, 4.5% 7/1/39	5,000	4,581
(Liza Academy Proj.) Series 2018 A, 4% 7/1/28	45,000	43,294
Series 2018 A, 4.5% 7/1/33	90,000	86,536
Arkansas Dev. Fin. Auth. Health Care Rev.:
Bonds Series 2020 B2, 5%, tender 9/1/27 (b)	260,000	273,626
Series 2019, 5% 12/1/47	1,475,000	1,526,364
Series 2020 B1:
5% 9/1/26	950,000	981,964
5% 9/1/27	1,000,000	1,045,513
5% 9/1/28	430,000	454,630
5% 9/1/29	365,000	389,601
5% 9/1/36	185,000	191,317
5% 9/1/40	110,000	111,903
Series 2021 B1:
5% 9/1/37	125,000	128,430
5% 9/1/39	100,000	102,088
Arkansas Dev. Fin. Auth. Health Rev. (CARTI Surgery Ctr. Proj.) Series 2021 B:
3% 7/1/32	35,000	29,632
3.125% 7/1/36	100,000	78,033
4% 7/1/52	165,000	126,418
4.25% 7/1/41	35,000	30,875
Arkansas Dev. Fin. Auth. Hosp. Rev.:
Series 2015 A, 5% 2/1/35	220,000	222,525
Series 2015 B, 5% 2/1/24	235,000	236,514
Series 2015 C, 5% 2/1/35	170,000	171,951
Series 2017, 5% 2/1/38	355,000	359,551
Series 2019, 4% 2/1/42	130,000	117,387
Arkansas Dev. Fin. Auth. Tobacco Settlement Rev. Series 2006, 0% 7/1/46 (AMBAC Insured)	1,065,000	350,998
Arkansas Dev. Fing. Auth. Envir. Impt. Rev.:
(United States Steel Corp. Proj.) Series 2023, 5.7% 5/1/53 (d)	4,400,000	4,413,636
Series 2022, 5.45% 9/1/52 (d)	1,000,000	972,840
Little Rock School District Series 2021 A:
3% 2/1/50	1,230,000	943,271
3% 2/1/51	1,550,000	1,180,106
Pulaski County Pub. Facilities Board Series 2014, 5% 12/1/42	320,000	323,448
TOTAL ARKANSAS		18,597,476
California - 6.0%
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	475,000	400,617
Alameda Corridor Trans. Auth. Rev.:
Series 2016 B:
5% 10/1/34	1,625,000	1,672,962
5% 10/1/37	540,000	549,978
Series 2022 C:
0% 10/1/52 (Assured Guaranty Muni. Corp. Insured)	1,680,000	839,508
5% 10/1/52 (Assured Guaranty Muni. Corp. Insured)	1,850,000	1,987,412
Anaheim Elementary School District Series 2022, 5% 8/1/51	500,000	547,570
Anaheim Pub. Fing. Auth. Lease Rev. Series 2014 A:
5% 5/1/33 (Pre-Refunded to 5/1/24 @ 100)	420,000	426,788
5% 5/1/34 (Pre-Refunded to 5/1/24 @ 100)	325,000	330,253
5% 5/1/46 (Pre-Refunded to 5/1/24 @ 100)	2,170,000	2,205,073
Antelope Valley Cmnty. College District Series B, 3% 8/1/50	1,200,000	907,436
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2001 A, 4.66%, tender 4/1/27 (b)	6,505,000	6,543,495
Series 2021 B, 0.280% x SIFMA Municipal Swap Index 3.69%, tender 6/1/23 (b)(c)	885,000	883,225
CA Muni. Fin. Auth. Chrter School Rev. Series 2016 A, 5% 7/1/46 (f)	670,000	615,154
Cabrillo Unified School District Series 2020 B, 5% 8/1/50	1,250,000	1,319,295
California Cmnty. Choice Fing. Auth. Clean Energy Proj. Rev. Bonds:
Series 2021 A, 4%, tender 12/1/27 (b)	6,495,000	6,496,045
Series 2021 B1, 4%, tender 8/1/31 (b)	780,000	773,210
Series 2022 A1, 4%, tender 8/1/28 (b)	4,250,000	4,238,268
Series 2023 A1, 5%, tender 8/1/29 (b)	1,750,000	1,839,299
Series 2023 A2, U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.950% 2.673%, tender 8/1/29 (b)(c)	3,250,000	3,297,599
Series 2023 B1, 5%, tender 8/1/29 (b)	9,350,000	9,804,342
Series 2023 C, 5.25%, tender 10/1/31 (b)	12,735,000	13,311,659
California Cmnty. College Fin. Auth. Series 2016 C:
5% 6/1/25 (Escrowed to Maturity)	845,000	877,138
5% 6/1/26 (Escrowed to Maturity)	885,000	937,390
California Cmnty. College Finga (NCCD - Orange Coast Properties LLC - Orange Coast College Proj.) Series 2018, 5.25% 5/1/48	1,000,000	1,010,082
California Cmnty. Hsg. Agcy. Essential Hsg. Rev.:
Series 2019 A, 5% 8/1/49 (f)	1,575,000	1,477,146
Series 2020 A, 5% 8/1/50 (f)	250,000	227,874
Series 2021 A:
4% 2/1/56 (f)	1,190,000	870,310
4% 2/1/56 (f)	3,025,000	2,089,875
Series 2021 A1:
4% 2/1/56 (f)	500,000	411,574
4% 2/1/56 (f)	1,835,000	1,510,478
Series 2021 A2, 4% 8/1/50 (f)	2,625,000	1,908,793
California Cmnty. Hsg. Agcy. Workf Series 2019 A, 5% 4/1/49 (f)	300,000	246,916
California County Tobacco Securitization Agcy. Tobacco Settlement Asset-Backed Series 2020 A:
4% 6/1/35	40,000	40,382
4% 6/1/37	65,000	64,821
4% 6/1/38	25,000	24,837
4% 6/1/39	35,000	34,580
5% 6/1/32	25,000	27,423
California Edl. Facilities Auth. Rev.:
Series 2017 A, 5% 4/1/47	240,000	246,216
Series 2018 A, 5% 10/1/42	85,000	88,545
Series V1, 5% 5/1/49	1,955,000	2,289,655
California Gen. Oblig.:
Series 2004, 5.25% 12/1/33	20,000	20,042
Series 2013:
5% 11/1/28	1,675,000	1,685,047
5% 11/1/30	750,000	754,684
5% 9/1/31	1,775,000	1,780,981
Series 2014, 5% 10/1/32	300,000	306,426
Series 2015, 5% 3/1/30	605,000	625,345
Series 2016:
5% 8/1/29	1,065,000	1,134,784
5% 9/1/29	270,000	288,151
5% 9/1/34	1,920,000	2,035,344
Series 2018:
5% 10/1/24	5,000,000	5,128,812
5% 8/1/30	1,300,000	1,441,109
5% 10/1/47	265,000	275,623
Series 2019:
3% 10/1/36	3,110,000	2,825,849
3% 10/1/37	500,000	446,153
4% 10/1/36	885,000	913,402
4% 10/1/37	2,530,000	2,594,229
4% 10/1/39	800,000	813,244
Series 2020:
4% 3/1/36	5,650,000	5,873,701
4% 11/1/37	2,065,000	2,126,845
4% 3/1/50	2,500,000	2,460,794
Series 2021 A, 5% 10/1/31	750,000	877,739
Series 2021:
5% 12/1/28	2,135,000	2,383,436
5% 9/1/32	340,000	396,476
5% 12/1/35	885,000	1,008,820
5% 12/1/36	1,325,000	1,495,759
5% 9/1/41	985,000	1,098,323
Series 2022 B, 5% 11/1/32	6,700,000	7,950,116
Series 2022:
4% 9/1/29	305,000	323,850
5% 4/1/35	155,000	181,040
5% 4/1/35	635,000	700,217
5% 4/1/42	1,060,000	1,184,151
5% 4/1/42	1,625,000	1,728,840
5% 9/1/42	6,800,000	7,628,378
5% 11/1/42	3,155,000	3,545,291
5% 4/1/47	7,345,000	8,100,042
5% 9/1/52	1,500,000	1,649,474
5.5% 12/1/52	1,675,000	1,872,584
Series 2023:
4% 10/1/50	2,250,000	2,213,869
5% 10/1/45	2,250,000	2,520,943
5.25% 10/1/50	2,850,000	3,232,192
California Health Facilities Fing. Auth. Rev.:
Series 2015:
5% 11/15/28	250,000	262,216
5% 11/15/32	55,000	57,744
5% 11/15/33	480,000	503,630
Series 2016 A:
5% 11/15/41 (Pre-Refunded to 11/15/25 @ 100)	1,000,000	1,047,896
5% 11/15/46 (Pre-Refunded to 11/15/25 @ 100)	540,000	565,864
Series 2017 A, 5% 11/15/56	360,000	369,096
Series 2017 A2, 5% 11/1/47	1,320,000	1,463,390
Series 2018 A, 5% 11/15/35	440,000	470,654
Series 2019, 5% 11/15/49	1,805,000	1,838,163
Series 2020 A:
4% 4/1/37	885,000	868,031
4% 4/1/38	355,000	346,852
4% 4/1/45	250,000	235,768
4% 4/1/49	1,260,000	1,164,350
Series 2022 A, 4% 5/15/46	2,950,000	2,878,702
Series A:
4% 8/15/50	1,050,000	1,016,710
5% 8/15/47	250,000	250,091
California Hsg. Fin. Agcy.:
Series 2019 A:
4% 3/20/33	1,053,319	1,016,888
4.25% 1/15/35	702,754	697,188
Series 2021 1:
0.797% 11/20/35 (b)	14,644,992	765,563
3.5% 11/20/35	1,095,794	1,017,434
Series 2021 3, 0.764% 8/20/36	5,232,390	287,885
Series 2023 A1, 4.375% 9/20/36	10,555,359	10,428,816
California Infrastructure & Econ. Dev. Series 2019:
5% 8/1/44	2,035,000	2,182,404
5% 8/1/49	2,510,000	2,679,741
California Infrastructure & Econ. Dev. Bank Series 2022 B:
5% 11/1/47	325,000	336,126
5% 11/1/57	275,000	281,231
California Infrastructure and Econ. Dev. Bank Rev.:
Bonds:
(Los Angeles County Museum of Art Proj.) Series 2021 A, 1.2%, tender 6/1/28 (b)	1,695,000	1,463,583
Series 2020 A2, 7.75%, tender 11/1/23 (b)(d)(f)	1,500,000	1,493,641
Series 2017, 5% 5/15/42	1,205,000	1,285,984
Series 2023:
4% 10/1/41	1,165,000	1,184,160
4% 10/1/43	10,000,000	10,030,302
4% 10/1/44	5,000,000	5,001,670
California Muni. Fin. Auth.:
(United Airlines, Inc. Los Angeles Int'l. Arpt. proj.) Series 2019, 4% 7/15/29 (d)	1,090,000	1,060,607
Series 2018 A, 5% 6/1/48	1,685,000	1,776,966
Series 2021 A, 4% 11/1/36 (f)	410,000	374,396
California Muni. Fin. Auth. Ctfs. of Prtn. Series 2022 A, 5.25% 11/1/52 (Assured Guaranty Muni. Corp. Insured)	1,610,000	1,711,168
California Muni. Fin. Auth. Mobile Home Park Sr. Rev.:
(Caritas Affordable Hsg., Inc. Proj.) Series 2014 A, 5.25% 8/15/39	205,000	207,351
(Caritas Affordable Hsg., Inc. Projs.) Series 2014 A, 5.25% 8/15/49	570,000	575,446
California Muni. Fin. Auth. Rev.:
(LINXS APM Proj.) Series 2018 A:
5% 12/31/36 (d)	1,260,000	1,296,729
5% 12/31/43 (d)	10,415,000	10,554,170
5% 12/31/47 (d)	3,110,000	3,135,057
Series 2015, 5.5% 11/1/45 (f)	250,000	251,556
Series 2016 A, 5% 11/1/46 (f)	250,000	238,413
Series 2017 A:
5% 2/1/42	370,000	378,553
5% 7/1/42	65,000	66,125
5.25% 11/1/36	355,000	356,270
5.25% 11/1/41	1,040,000	1,018,498
5.25% 11/1/47	50,000	48,080
Series 2018 A, 4% 12/31/47 (d)	3,000,000	2,640,593
Series 2019, 5% 8/1/39 (f)	455,000	421,161
Series 2021 A:
4% 2/1/41	500,000	484,040
4% 2/1/51	640,000	554,767
Series 2022, 5.25% 6/1/53	2,075,000	2,207,591
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.):
Series 2019 A, 2.4%, tender 10/1/29 (b)(d)	910,000	829,254
Series 2020, 3.95%, tender 6/1/23 (b)(d)	1,600,000	1,600,000
California Muni. Fin. Auth. Student Hsg.:
(CHF-David II, LLC - Orchard Park Student Hsg. Proj.) Series 2021:
4% 5/15/33 (Build America Mutual Assurance Insured)	60,000	60,840
4% 5/15/38 (Build America Mutual Assurance Insured)	80,000	78,068
(CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/34	170,000	178,761
5% 5/15/35	120,000	125,465
5% 5/15/36	215,000	223,406
5% 5/15/38	170,000	175,060
5% 5/15/39	75,000	77,013
5% 5/15/43	225,000	229,183
5% 5/15/48	500,000	505,931
5% 5/15/51	500,000	504,735
(CHF-Riverside II, LLC-UCR North District Phase I Student Hsg. Proj.) Series 2019:
5% 5/15/49	420,000	425,301
5% 5/15/52	350,000	353,643
Series 2018:
5% 5/15/36	1,000,000	1,057,730
5% 5/15/39	1,600,000	1,672,387
Series 2021, 3% 5/15/51 (Build America Mutual Assurance Insured)	250,000	188,324
California Poll. Cont. Fing. Auth. Series 2019:
5% 7/1/29 (f)	480,000	502,167
5% 7/1/39 (f)	1,760,000	1,802,065
5% 11/21/45 (f)	1,930,000	1,951,449
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2017 A1, 3.7%, tender 7/17/23 (b)(d)(f)	2,000,000	1,999,020
(Waste Mgmt., Inc. Proj.) Series 2003 A, 2.5%, tender 5/1/24 (b)(d)	810,000	802,405
California Pub. Fin. Auth.:
(Enso Village Proj.) Series 2021 B1, 3.125% 5/15/29 (f)	660,000	616,669
(Enso Villiage Proj.) Series 2021 B2, 2.375% 11/15/28 (f)	495,000	471,601
Series 2021 A:
5% 11/15/36 (f)	190,000	184,383
5% 11/15/46 (f)	105,000	93,319
Series 2021 B3, 2.125% 11/15/27 (f)	805,000	772,260
California Pub. Fin. Auth. Rev.:
Series 2017:
5% 10/15/33	55,000	56,747
5% 10/15/37	105,000	106,526
5% 10/15/47	105,000	104,286
Series 2021 A:
4% 10/15/26	85,000	85,020
4% 10/15/27	85,000	85,149
4% 10/15/28	75,000	75,262
Series 2022 A, 4% 7/15/51	3,200,000	3,088,567
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.) Series 2022 C:
5% 8/1/30	35,000	40,060
5% 8/1/31	450,000	523,218
5% 8/1/32	130,000	150,997
5% 8/1/33	65,000	75,409
5% 8/1/34	840,000	971,284
Series 2013 A, 5% 3/1/38	665,000	665,000
Series 2013 I, 5% 11/1/38	1,960,000	1,970,223
Series 2014 A, 5% 9/1/33	1,975,000	2,009,287
Series 2014 B, 5% 10/1/34	1,505,000	1,530,941
Series 2022 A, 5% 8/1/29	1,065,000	1,197,441
California School Fin. Auth. Charter School Rev.:
(Partnerships to Uplift Cmntys. Proj.) Series 2023, 5.5% 8/1/43 (h)	550,000	554,210
Series 2016:
5% 8/1/41 (f)	470,000	465,071
5% 8/1/41 (Pre-Refunded to 8/1/25 @ 100) (f)	50,000	51,920
Series 2021 A:
4% 8/1/51 (f)	150,000	118,819
4% 6/1/61 (f)	250,000	164,552
4% 6/1/61 (f)	250,000	177,467
4% 8/1/61 (f)	240,000	181,291
Series 2022 A:
5% 7/1/42 (f)	500,000	474,628
5% 7/1/52 (f)	2,045,000	1,805,908
Series 2022 B, 5% 7/1/42 (f)	2,125,000	1,943,996
California School Fin. Auth. College (NCCD-Santa Rosa Properties LLC, Sonoma County Jr. College District Proj.) Series 2021 A, 2.75% 11/1/60 (f)	300,000	219,486
California School Fin. Auth. School Facility Rev.:
(Alliance for College-Ready Pub. Schools Proj.) Series 2015 A:
4% 7/1/24 (f)	115,000	114,737
4% 7/1/25 (f)	120,000	119,522
(Alliance for College-Ready Pub. Schools) Series 2015 A, 5% 7/1/30 (f)	105,000	107,238
(KIPP SoCal Projs.) Series 2020 A, 4% 7/1/50 (f)	735,000	623,069
Series 2015 A, 5% 7/1/45 (f)	285,000	285,890
Series 2019, 5% 7/1/49 (f)	750,000	741,385
California State Univ. Rev.:
Series 2016 A, 4% 11/1/45	360,000	351,766
Series 2017 A, 5% 11/1/47	500,000	525,731
Series 2018 A, 5% 11/1/48	3,350,000	3,578,602
Series 2020 C, 4% 11/1/45	1,250,000	1,221,409
California Statewide Cmntys. Dev. Auth.:
(NCCD-Hooper Street LLC-California College of the Arts Proj.) Series 2019:
5% 7/1/29 (f)	130,000	129,927
5.25% 7/1/39 (f)	100,000	96,625
5.25% 7/1/49 (f)	380,000	346,834
5.25% 7/1/52 (f)	165,000	148,902
Series 2013 A, 5.75% 1/15/45 (f)	2,845,000	2,796,438
Series 2016:
5% 5/15/25	55,000	56,033
5% 5/15/26	55,000	56,733
5% 5/15/27	55,000	57,013
5% 5/15/28	55,000	56,997
5% 5/15/32	70,000	72,364
5% 5/15/33	85,000	87,726
5% 5/15/40	55,000	55,827
Series 2017, 5% 5/15/47	1,180,000	1,191,335
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2018, 5% 1/1/48	250,000	253,452
California Statewide Cmntys. Dev. Auth. Rev.:
(899 Charleston Proj.) Series 2014 A, 5.375% 11/1/49 (f)	490,000	387,827
(Viamonte Sr. Living 1 Proj.) Series 2018 A, 3.5% 7/1/34	165,000	165,325
Series 2014 A:
5.25% 12/1/34	135,000	137,069
5.25% 12/1/44	560,000	554,653
5.5% 12/1/54	2,920,000	2,898,879
Series 2014 B, 5% 7/1/28 (Pre-Refunded to 7/1/24 @ 100)	860,000	877,524
Series 2014, 6.375% 11/1/43 (f)	300,000	301,996
Series 2015 A, 5% 10/1/45	615,000	617,797
Series 2015, 5% 2/1/45	640,000	416,000
Series 2016 A:
5% 12/1/27 (f)	420,000	426,624
5% 12/1/46 (f)	2,630,000	2,462,848
5.25% 12/1/56 (f)	4,055,000	3,807,216
Series 2017 A:
3.5% 11/1/27 (f)	835,000	796,733
5% 11/1/32 (f)	100,000	101,857
5% 11/1/41 (f)	200,000	196,683
Series 2018 A:
5% 3/1/34	210,000	220,668
5% 3/1/35	315,000	329,797
5.25% 12/1/48 (f)	250,000	237,845
5.5% 12/1/58 (f)	4,875,000	4,656,786
Series 2019 B:
4% 9/2/29	450,000	444,647
5% 9/2/34	150,000	156,090
5% 9/2/39	140,000	140,764
5% 9/2/44	1,000,000	995,374
5% 9/2/49	70,000	68,792
Series 2021 A:
4% 9/2/28	35,000	34,085
4% 9/2/29	40,000	38,797
4% 9/2/30	45,000	43,454
4% 9/2/31	35,000	33,613
4% 9/2/41	230,000	197,742
4% 9/2/51	140,000	110,521
Series 2021 B:
4% 9/2/41	640,000	570,390
4% 9/2/51	755,000	627,204
Series 2021 C1:
4% 9/2/31	85,000	82,944
4% 9/2/41	450,000	399,559
4% 9/2/51	105,000	87,363
Series 2022 A:
5.25% 8/15/52	725,000	768,581
5.375% 8/15/57 (Assured Guaranty Muni. Corp. Insured)	690,000	735,098
Series 2022 A1, 5% 9/2/52	1,525,000	1,477,948
Series 2022 B, 5% 9/2/52	500,000	483,844
California Statewide Fing. Auth. Series 2002 A, 6% 5/1/43	210,000	213,662
Carlsbad Unified School District Series 2021 B, 3% 8/1/46	250,000	198,054
CMFA Spl. Fin. Agcy. Essential Hsg. Rev.:
Series 2020 A1, 4% 8/1/56 (f)	655,000	538,476
Series 2021 A1, 3% 12/1/56 (f)	450,000	295,816
Series 2021, 4% 8/1/45 (f)	840,000	662,403
CMFA Spl. Fin. Agcy. VII Essential Hsg. Rev. Series 2021 A2, 4% 8/1/47 (f)	2,010,000	1,534,169
CMFA Spl. Fin. Agcy. XII:
Series 2022 A1, 3.25% 2/1/57 (f)	240,000	161,991
Series 2022 A2, 4.375% 8/1/49 (f)	455,000	353,498
Coachella Valley Unified School District Series 2016 F, 5% 8/1/46	2,250,000	2,346,415
College of the Sequoias Cmnty. College District Series 2021 E, 3% 8/1/51	455,000	344,296
Compton Calif Cmnty. Redev. Agys Series 2022 A, 5% 8/1/26 (Assured Guaranty Muni. Corp. Insured)	855,000	902,128
Corona-Norco Unified School District Series 2019 C, 4% 8/1/49	1,450,000	1,412,679
CSCDA Cmnty. Impt. Auth. Essential Hsg. Rev.:
Series 2020 A, 5% 7/1/51 (f)	605,000	546,199
Series 2021 A, 4% 8/1/56 (f)	500,000	365,784
Series 2021 A1:
2.65% 12/1/46 (f)	1,945,000	1,488,007
3% 7/1/45 (f)	2,000,000	1,449,415
Series 2021 A2:
3% 12/1/56 (f)	200,000	131,474
4% 7/1/56 (f)	1,184,888	835,376
4% 9/1/56 (f)	1,050,000	781,367
4% 10/1/56 (f)	5,530,000	4,049,474
4% 6/1/58 (f)	250,000	187,988
Series 2021 B, 4% 3/1/57 (f)	1,415,000	993,412
Ctr. Joint Unified School Ditrict Series 2021 B, 3% 8/1/51	1,740,000	1,304,128
Desert Sands Unified School District Series 2019, 5% 8/1/40	750,000	798,462
Eastern Muni. Wtr. District Fing. Auth. Series 2017 D, 5% 7/1/47	3,845,000	4,067,179
El Camino Cmnty. College District Series 2012 C, 0% 8/1/38	1,700,000	950,660
Escondido Gen. Oblig. Series 2015, 5% 9/1/36	1,000,000	1,039,728
Escondido Union High School District:
Series 2008 A, 0% 8/1/33 (Assured Guaranty Corp. Insured)	590,000	409,036
Series 2009 A, 0% 8/1/31 (Assured Guaranty Corp. Insured)	855,000	644,495
Evergreen School District Gen. Oblig. Series 2016, 4% 8/1/41	850,000	841,171
Facilities Fing. Auth. Sp:
(Irvine Great Park Infrastructure Proj.) Series 2023 A, 4% 9/1/58 (Build America Mutual Assurance Insured)	6,520,000	6,193,272
(Irvine Great Park Infrastructure) Series 2023 A:
5% 9/1/48	3,000,000	3,305,503
5.25% 9/1/53	4,000,000	4,499,528
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	225,000	166,906
Foothill-De Anza Cmnty. College District Series 2003 B, 0% 8/1/34 (FGIC Insured) (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,570,000	3,142,324
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series 2013 B2, 3.5% 1/15/53 (b)	300,000	252,515
Series 2021 A:
4% 1/15/46	3,621,000	3,422,409
4% 1/15/46	1,089,000	1,055,124
Fresno Arpt. Rev. Series 2023 A, 5% 7/1/34 (Build America Mutual Assurance Insured) (d)	1,000,000	1,121,910
Fresno Unified School District Series B, 3% 8/1/43	1,470,000	1,203,228
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2015 A:
5% 6/1/34 (Pre-Refunded to 6/1/25 @ 100)	2,115,000	2,201,704
5% 6/1/35 (Pre-Refunded to 6/1/25 @ 100)	875,000	910,870
Series 2017 A1, 5% 6/1/28 (Pre-Refunded to 6/1/27 @ 100)	65,000	70,572
Series 2021 B1, 3.85% 6/1/50	5,565,000	5,035,107
Series 2021 B2, 0% 6/1/66	53,175,000	5,379,151
Series 2022 A1, 5% 6/1/51	1,700,000	1,770,390
Grossmont-Cuyamaca Cmnty. College District Series 2018 B, 4% 8/1/47	1,185,000	1,149,146
Hastings Campus Hsg. Fin. Auth.:
Series 2020 A:
5% 7/1/45 (f)	1,800,000	1,540,073
5% 7/1/61 (f)	3,230,000	2,587,429
Series 2020 B, 0% 7/1/61 (e)(f)	2,605,000	892,781
Indio Pub. Fing. Auth. Lease Rev. Series 2022 A, 4.5% 11/1/52	1,115,000	1,134,761
Inland Empire Tobacco Securitization Auth. Series 2007:
0% 6/1/57	6,030,000	421,819
0% 6/1/57 (f)	17,305,000	1,004,661
0% 6/1/57 (f)	11,325,000	557,121
Irvine Reassessment District 12-1 Ltd. Oblig.:
Series 2012, 4% 9/2/27	45,000	45,082
Series 2012, 4% 9/2/28	60,000	60,123
Irvine Unified School District Cmnty. Facilities District Series 2017 D, 5% 3/1/57	770,000	773,189
Jurupa Unified School District Series 2019 C, 5.25% 8/1/43	1,050,000	1,142,475
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (Assured Guaranty Muni. Corp. Insured)	600,000	499,668
0% 11/1/30 (Assured Guaranty Muni. Corp. Insured)	605,000	467,690
Ladera Ranch Cmnty. Facilities District 2004-1 Series 2022 A, 5% 8/15/47	2,500,000	2,527,697
Live Oak School District Ctfs. of Prtn. (2016 Rfdg. and School Fing. Projs.) Series 2016, 5% 8/1/39 (Assured Guaranty Muni. Corp. Insured)	750,000	784,616
Lodi Unified School District Series 2021, 3% 8/1/46	2,700,000	2,104,946
Lodi Unified School District School Facilities Improvment District No. 1 Series 2020, 3% 8/1/23	825,000	824,293
Long Beach Arpt. Rev.:
Series 2022 A:
5% 6/1/33	30,000	35,519
5% 6/1/34	25,000	29,457
5% 6/1/35	20,000	23,345
5% 6/1/36	50,000	57,825
5% 6/1/37	45,000	51,540
5% 6/1/38	65,000	73,817
5% 6/1/39	30,000	33,803
Series 2022 B:
5% 6/1/33	30,000	35,519
5% 6/1/34	25,000	29,457
5% 6/1/35	20,000	23,345
5% 6/1/36	20,000	23,130
5% 6/1/37	30,000	34,360
5% 6/1/38	20,000	22,780
5% 6/1/39	35,000	39,436
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev. Series 2007 A:
5% 11/15/29	600,000	626,415
5.5% 11/15/37	900,000	970,586
Long Beach Hbr. Rev. Series 2019 A, 5% 5/15/39	480,000	521,439
Long Beach Marina Rev. (Alamitos Bay Marina Proj.) Series 2015:
5% 5/15/35	100,000	102,139
5% 5/15/40	540,000	547,054
Long Beach Unified School District:
Series 2009, 5.5% 8/1/29	20,000	20,032
Series 2015 D1, 0% 8/1/30	720,000	544,236
Los Angeles Cmnty. College District Series 2015 C, 5% 8/1/25	305,000	317,819
Los Angeles County Metropolitan Trans. Auth. Sales Tax Rev.:
Series 2013 B, 5% 7/1/36	1,250,000	1,251,478
Series 2019 A:
5% 7/1/38	1,445,000	1,571,743
5% 7/1/39	965,000	1,045,071
Series 2019 B:
5% 7/1/34	240,000	267,238
5% 7/1/36	1,205,000	1,326,565
Series 2021 A, 4% 6/1/36	1,750,000	1,845,284
Los Angeles County Pub. Works Fing. Auth. Lease Rev.:
(Lacma Bldg. for the Permanent Collection Proj.) Series 2020 A:
4% 12/1/37	1,690,000	1,727,763
4% 12/1/38	620,000	630,080
4% 12/1/40	1,095,000	1,102,463
4% 12/1/43	670,000	670,418
(Multiple Cap. Projs.) Series 2015 A, 5% 12/1/33	825,000	843,490
Series 2015 A, 5% 12/1/39	1,715,000	1,750,167
Series 2019 E1, 5% 12/1/44	675,000	731,139
Los Angeles Dept. Arpt. Rev.:
Series 2015 A, 4.75% 5/15/40 (d)	790,000	790,502
Series 2016 B, 5% 5/15/41 (d)	2,600,000	2,651,457
Series 2018 A:
5% 5/15/34 (d)	95,000	100,550
5% 5/15/36 (d)	175,000	183,375
5% 5/15/37 (d)	215,000	224,093
5% 5/15/44 (d)	1,515,000	1,556,035
5.25% 5/15/38 (d)	375,000	395,878
Series 2018 C, 5% 5/15/44 (d)	1,565,000	1,607,330
Series 2018 E, 5% 5/15/43	1,050,000	1,129,265
Series 2019 D, 5% 5/15/38 (d)	725,000	757,328
Series 2019 E, 5% 5/15/49	500,000	529,551
Series 2020 C:
4% 5/15/50 (d)	750,000	689,981
5% 5/15/37 (d)	770,000	820,721
5% 5/15/45 (d)	1,000,000	1,042,982
Series 2021 A:
5% 5/15/36 (d)	365,000	394,115
5% 5/15/37 (d)	270,000	289,210
5% 5/15/38 (d)	595,000	634,376
5% 5/15/39 (d)	885,000	940,046
5% 5/15/40 (d)	445,000	470,875
Series 2021 D:
3% 5/15/39 (d)	480,000	395,703
3% 5/15/39 (Pre-Refunded to 11/15/31 @ 100) (d)	20,000	19,440
4% 5/15/40 (d)	1,000,000	969,489
Series 2022 A, 4% 5/15/41 (d)	2,000,000	1,928,214
Series 2022 G:
4% 5/15/47 (d)	2,000,000	1,865,856
5% 5/15/47 (d)	500,000	523,551
5.5% 5/15/36 (d)	400,000	453,186
5.5% 5/15/40 (d)	300,000	332,810
Series 2022 H:
5.25% 5/15/47 (d)	1,650,000	1,757,861
5.5% 5/15/47 (d)	1,275,000	1,392,040
Series 2022, 5% 5/15/48	1,050,000	1,150,621
Series B, 5% 5/15/45	575,000	627,391
Series F:
4% 5/15/49 (d)	850,000	782,892
5% 5/15/34 (d)	385,000	414,117
5% 5/15/44 (d)	1,920,000	1,991,406
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2014 E, 5% 7/1/44	2,410,000	2,442,149
Series 2016 A:
5% 7/1/38	860,000	896,093
5% 7/1/46	480,000	496,233
Series 2017 A, 5% 7/1/42	1,805,000	1,900,950
Series 2017 B, 5% 7/1/39	2,655,000	2,810,221
Series 2017 C:
5% 7/1/37	1,165,000	1,247,396
5% 7/1/38	240,000	256,309
5% 7/1/42	3,135,000	3,323,368
Series 2021 B, 5% 7/1/51	5,225,000	5,651,525
Series 2021 C, 5% 7/1/40	255,000	282,768
Series 2022 B, 5% 7/1/47	5,750,000	6,322,659
Series B:
5% 7/1/30	1,000,000	1,001,182
5% 7/1/50	3,455,000	3,724,344
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Series 2013 B, 5% 7/1/33	935,000	936,144
Series 2016 A, 5% 7/1/41	1,370,000	1,423,730
Series 2020 A, 5% 7/1/40	70,000	76,974
Series 2021 B, 5% 7/1/46	1,520,000	1,654,313
Series 2022 D, 5% 7/1/52	1,200,000	1,314,888
Los Angeles Hbr. Dept. Rev.:
Series 2014 A, 5% 8/1/36 (d)	2,000,000	2,029,653
Series 2019 A, 5% 8/1/25 (d)	620,000	638,300
Los Angeles Unified School District:
Series 2018 B1, 5.25% 7/1/42	7,250,000	7,852,839
Series 2020 A:
5% 7/1/32	1,400,000	1,607,795
5% 7/1/33	1,400,000	1,603,464
Series 2020 C:
4% 7/1/33	750,000	802,018
4% 7/1/38	1,170,000	1,187,437
Series 2022, 5% 7/1/23	2,500,000	2,503,346
Los Angeles Wastewtr. Sys. Rev.:
Series 2013 A, 5% 6/1/43	400,000	400,313
Series 2018 A, 5% 6/1/48	3,475,000	3,689,032
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds:
Series 2017 C, SIFMA Municipal Swap Index + 0.140% 3.55%, tender 6/1/23 (b)(c)	2,445,000	2,437,269
Series 2017 D, SIFMA Municipal Swap Index + 0.140% 3.55%, tender 6/1/23 (b)(c)	1,475,000	1,470,336
Series 2017 E, SIFMA Municipal Swap Index + 0.140% 3.55%, tender 6/1/23 (b)(c)	1,005,000	1,001,822
Middle Fork Proj. Fin. Auth. Series 2020:
5% 4/1/24	175,000	176,133
5% 4/1/25	185,000	187,998
5% 4/1/26	130,000	133,623
Modesto Elementary School District, Stanislaus County Series 2021 B:
3% 8/1/46	380,000	293,640
3% 8/1/50	235,000	175,714
Modesto Irrigation District Fing. Auth. Rev. Series 2007 F, 3 month U.S. LIBOR + 0.580% 3.905% 9/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)(c)	1,410,000	1,401,967
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	550,000	440,205
Montebello Pub. Fing. Auth. (Montebello Home2 Suites by Hilton Hotel Proj.) Series 2016 A:
5% 6/1/41	1,385,000	1,433,705
5% 6/1/46	425,000	439,022
Moreno Valley Unified School District Series 2021 C, 3% 8/1/46	250,000	197,347
Mount Diablo Unified School District Series 2022 B:
4% 8/1/29	105,000	112,142
4% 8/1/31	735,000	794,483
4% 8/1/32	1,095,000	1,181,441
4% 8/1/33	85,000	91,522
Mount San Antonio Cmnty. College Series 2013 A, 0% 8/1/28 (e)	395,000	433,259
MSR Energy Auth. Gas Rev.:
Series 2009 A:
6.125% 11/1/29	410,000	436,882
6.5% 11/1/39	1,750,000	2,031,593
7% 11/1/34	1,810,000	2,175,721
Series 2009 B:
6.5% 11/1/39	3,775,000	4,382,436
7% 11/1/34	6,980,000	8,390,349
Series 2009 C:
6.125% 11/1/29	1,250,000	1,332,006
6.5% 11/1/39	905,000	1,050,624
7% 11/1/34	1,205,000	1,448,477
Murrieta Valley Unified School District Series 2022, 5.25% 9/1/51	2,000,000	2,205,803
Napa Valley Cmnty. Cllge District Series 2018:
4% 8/1/29	815,000	838,627
4% 8/1/32	750,000	768,044
North Lake Tahoe Pub. Fin. Auth. Series 2022, 4.5% 12/1/52	1,250,000	1,282,075
Northern California Energy Auth. Bonds Series 2018, 4%, tender 7/1/24 (b)	1,445,000	1,450,890
Northern California Gas Auth. #1 Gas Proj. Rev. Series 2007 B, 3 month U.S. LIBOR + 0.720% 4.188% 7/1/27 (b)(c)	1,425,000	1,409,388
Oakland Unified School District Alameda County Series 2015 A:
5% 8/1/29	210,000	218,641
5% 8/1/29 (Assured Guaranty Muni. Corp. Insured)	250,000	260,554
Ocean View School District Series 2021, 3% 8/1/47 (Assured Guaranty Muni. Corp. Insured)	750,000	584,474
Oceanside Unified School District Series 2009:
0% 8/1/24 (Escrowed to Maturity)	70,000	67,327
0% 8/1/27	35,000	30,836
0% 8/1/27	315,000	272,764
0% 8/1/27 (Escrowed to Maturity)	15,000	13,215
0% 8/1/27 (Escrowed to Maturity)	40,000	35,241
0% 8/1/29	35,000	29,274
0% 8/1/29	655,000	529,028
0% 8/1/29 (Escrowed to Maturity)	55,000	46,002
0% 8/1/29 (Escrowed to Maturity)	80,000	66,912
0% 8/1/30	35,000	28,454
0% 8/1/30	840,000	652,666
0% 8/1/30 (Escrowed to Maturity)	45,000	36,584
Ontario Montclair School District Series 2017 A, 5% 8/1/46	750,000	788,025
Orange County San District Waste Series 2015 A, 5% 2/1/30	925,000	944,761
Oxnard Fing. Auth. Wastewtr. Rev. Series 2014, 5% 6/1/30 (Assured Guaranty Muni. Corp. Insured)	350,000	355,345
Oxnard School District Series 2016 A, 5% 8/1/41	1,500,000	1,589,478
Paramount Unified School District Series 2013, 0% 8/1/43 (Pre-Refunded to 8/1/23 @ 26)	2,910,000	752,229
Peninsula Corridor Joint Powers Board Series 2022 A, 5% 6/1/47	750,000	817,053
Peralta Cmnty. College District Gen. Oblig. Series 2016 A, 4% 8/1/39	750,000	736,195
Pleasant Valley School District Series 2018 B, 4% 8/1/46	750,000	730,400
Pomona Unified School District Series 2016 F, 3% 8/1/48	205,000	159,415
Port of Oakland Rev.:
Series 2021 H:
5% 5/1/24 (d)	335,000	338,451
5% 5/1/24 (Escrowed to Maturity) (d)	25,000	25,381
5% 5/1/25 (d)	1,025,000	1,049,634
Series H:
5% 5/1/26 (d)	585,000	603,436
5% 5/1/27 (d)	585,000	611,340
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	790,000	574,574
Series 2011, 0% 8/1/46	140,000	47,586
Series B:
0% 8/1/33	245,000	170,952
0% 8/1/37	1,395,000	794,454
0% 8/1/38	235,000	126,822
0% 8/1/39	3,300,000	1,689,223
0% 8/1/41	750,000	345,158
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/24	120,000	121,365
5% 9/1/26	155,000	159,213
5% 9/1/27	60,000	61,798
5% 9/1/29	320,000	329,238
5% 9/1/30	75,000	76,915
5% 9/1/31	145,000	148,702
Rancho Cucamonga Redev. Agcy. Series 2014:
5% 9/1/30 (Assured Guaranty Muni. Corp. Insured)	295,000	302,738
5% 9/1/31 (Assured Guaranty Muni. Corp. Insured)	825,000	847,149
5% 9/1/32 (Assured Guaranty Muni. Corp. Insured)	775,000	796,147
Richmond Joint Powers Fing. Auth. Rev. Series 2019 A, 5% 11/1/36 (Assured Guaranty Muni. Corp. Insured)	580,000	630,519
Richmond Wastewtr. Rev. Series 2017 A, 5.25% 8/1/47	1,400,000	1,486,380
River Islands Pub. Fing. Auth.:
Series 2022 A-1, 5.25% 9/1/52 (Assured Guaranty Muni. Corp. Insured)	3,840,000	4,254,731
Series 2022, 5.25% 9/1/52 (Assured Guaranty Muni. Corp. Insured)	425,000	470,649
Riverside County Trans. Commission Sales Tax Rev.:
Series 2013 A, 5.25% 6/1/39 (Pre-Refunded to 6/1/23 @ 100)	990,000	990,000
Series 2016 A, 2% 6/1/29	430,000	394,400
Series 2017 B:
4% 6/1/36	3,050,000	3,126,715
5% 6/1/38	1,710,000	1,830,632
5% 6/1/39	2,395,000	2,556,018
Riverside County Trans. Commission Toll Rev. Series 2021 B1:
4% 6/1/37	560,000	548,024
4% 6/1/38	2,150,000	2,079,427
4% 6/1/46	2,205,000	2,020,086
Roseville Natural Gas Fing. Auth. Series 2007, 5% 2/15/27	965,000	984,718
Sacramento Area Flood Cont. Agcy. Series 2016 A:
5% 10/1/36	500,000	529,776
5% 10/1/41	1,490,000	1,560,642
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	695,000	612,676
Sacramento City Unified School District Series 2022 A:
5.5% 8/1/47	1,500,000	1,662,663
5.5% 8/1/52	3,000,000	3,315,870
Sacramento County Arpt. Sys. Rev.:
Series 2016 A, 5% 7/1/41	2,135,000	2,211,357
Series 2016 B, 5% 7/1/41	1,280,000	1,323,895
Series 2018 C, 5% 7/1/37 (d)	590,000	613,586
Sacramento County Sanitation District Fing. Auth. Rev. Series 2020 A, 5% 12/1/50	345,000	374,454
Sacramento Muni. Util. District Elec. Rev. Series 2020 H, 4% 8/15/45	800,000	792,720
Sacramento Spl. Tax Greenbriar Cmnty. Facilities District No. 2018-03 Area No. 1:
Series 2021:
4% 9/1/41	295,000	268,229
4% 9/1/46	805,000	702,606
Series 2022:
5.25% 9/1/42 (f)	1,065,000	1,077,399
5.25% 9/1/47 (f)	1,060,000	1,063,890
Sacramento TOT Rev. Series 2018 A:
5% 6/1/30	1,000,000	1,082,903
5% 6/1/32	250,000	270,474
Sacramento Wtr. Rev. Series 2017, 5.25% 9/1/47	525,000	565,918
San Bernardino Unified School District (2019 Fing. Proj.) Series 2019:
5% 10/1/36 (Assured Guaranty Muni. Corp. Insured)	965,000	1,050,315
5% 10/1/38 (Assured Guaranty Muni. Corp. Insured)	420,000	452,084
San Bernardino Unified School District Gen. Oblig.:
Series 2012 A, 5% 8/1/30 (Pre-Refunded to 8/1/23 @ 100)	50,000	50,130
Series 2012 F, 3% 8/1/44 (Assured Guaranty Muni. Corp. Insured)	1,500,000	1,198,136
San Diego Assoc. of Governments (Mid-Coast Corridor Transit Proj.) Series 2019 A:
5% 11/15/25	130,000	133,298
5% 11/15/26	130,000	136,002
San Diego Cmnty. College District Series 2011, 0% 8/1/35	170,000	110,106
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
Series 2013 B:
5% 7/1/24 (Pre-Refunded to 7/1/23 @ 100) (d)	105,000	105,098
5% 7/1/25 (Pre-Refunded to 7/1/23 @ 100) (d)	320,000	320,299
5% 7/1/43 (Pre-Refunded to 7/1/23 @ 100) (d)	1,680,000	1,681,572
Series 2019 A, 5% 7/1/49	185,000	194,488
Series 2021 B:
4% 7/1/41 (d)	355,000	333,666
4% 7/1/46 (d)	405,000	376,407
4% 7/1/56 (d)	555,000	498,773
5% 7/1/46 (d)	505,000	524,202
5% 7/1/51 (d)	505,000	520,815
San Diego County Reg'l. Trans. Commission Sales Tax Rev. Series 2016 A, 5% 4/1/48	2,820,000	2,935,176
San Diego County Wtr. Auth. Fing. Agcy. Wtr. Rev. Series 2022 A:
5% 5/1/47	2,280,000	2,518,123
5% 5/1/52	3,030,000	3,322,815
San Diego Pub. Facilities Fing. Auth. Lease Rev. Series 2015 A, 5% 10/15/44	750,000	775,767
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	515,000	352,732
0% 7/1/37	285,000	166,147
Series 2008 E, 0% 7/1/47 (e)	1,200,000	873,139
Series 2017 I, 5% 7/1/41	250,000	264,932
Series 2020 D2, 3% 7/1/37	590,000	523,387
Series 2020 M2, 3% 7/1/50	1,510,000	1,160,180
Series 2023 ZR 4B, 5% 7/1/40	805,000	916,758
San Francisco Bay Area Rapid Transit Fing. Auth. Series 2020, 3% 8/1/50	1,250,000	948,983
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Second Series 2019 A, 5% 5/1/44 (d)	2,950,000	3,052,805
Series 2017 A, 5% 5/1/47 (d)	1,500,000	1,523,443
Series 2018 D, 5% 5/1/48 (d)	1,085,000	1,104,769
Series 2019 A:
5% 1/1/35 (d)	860,000	916,604
5% 1/1/37 (d)	280,000	294,685
5% 1/1/47 (d)	620,000	637,950
5% 5/1/49 (d)	19,800,000	20,360,388
Series 2019 B, 5% 5/1/49	850,000	897,566
Series 2019 E:
5% 5/1/38 (d)	915,000	959,824
5% 5/1/39 (d)	1,045,000	1,093,011
5% 5/1/40 (d)	485,000	505,778
5% 5/1/45 (d)	2,000,000	2,066,190
5% 5/1/50 (d)	955,000	981,200
Series 2020 A, 5% 5/1/38 (d)	1,845,000	1,949,803
Series 2021 A:
5% 5/1/34 (d)	1,650,000	1,805,911
5% 5/1/35 (d)	2,410,000	2,618,680
Series 2022 A:
5% 5/1/26 (d)	2,215,000	2,299,045
5% 5/1/27 (d)	2,245,000	2,356,090
5% 5/1/28 (d)	2,990,000	3,178,211
5% 5/1/29 (d)	2,005,000	2,155,637
Series 2022 B, 5% 5/1/52	7,420,000	7,979,557
San Francisco City & County Ctfs. of Prtn.:
Series 2019 A, 4% 4/1/43	750,000	741,835
Series 2021 A, 4% 4/1/38	1,250,000	1,263,616
San Francisco City & County Redev. Agcy. Successor (Mission Bay South Redev. Proj.) Series 2014 A, 5% 8/1/43	70,000	71,578
San Jose Gen. Oblig. Series 2021 A:
5% 9/1/45	885,000	970,678
5% 9/1/46	1,085,000	1,188,038
San Leandro Unified School District Series 2020 B, 5.25% 8/1/48	1,600,000	1,791,076
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/30	460,000	478,955
5% 10/1/33	330,000	343,075
San Marcos Unified School District Series 2010 B, 0% 8/1/47	2,795,000	957,237
San Mateo County Cmnty. College District:
Series 2006 A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,085,000	980,714
Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	660,000	596,563
San Mateo County Joint Powers Fing. Auth. (Cap. Projs.) Series 2018 A, 5% 7/15/43	1,270,000	1,362,208
San Mateo Unified School District Series 2011 A, 0% 9/1/41 (e)	1,750,000	1,670,921
Sanger Unified School District (Cap. Projs.) Series 2022:
5% 6/1/49 (Assured Guaranty Muni. Corp. Insured)	480,000	493,709
5% 6/1/52 (Assured Guaranty Muni. Corp. Insured)	725,000	725,037
Santa Ana Unified School District Series 2009 B, 0% 8/1/47 (Assured Guaranty Corp. Insured)	500,000	150,560
Santa Margarita Wtr. District Spl. Tax Series 2013, 5.625% 9/1/43	335,000	336,805
Santa Monica Cmnty. College District Gen. Oblig. Series 2018 A, 5% 8/1/43	1,735,000	1,859,410
Santa Monica-Malibu Unified School District Series 2018 B, 3% 8/1/44	750,000	611,285
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/25 (AMBAC Insured)	95,000	88,353
Simi Valley Unified School District Series 2020 C, 4% 8/1/50	1,000,000	960,607
South Whittier School District Gen. Oblig. Series 2019 B:
4% 8/1/46 (Assured Guaranty Muni. Corp. Insured)	330,000	321,376
4% 8/1/48 (Assured Guaranty Muni. Corp. Insured)	545,000	527,701
Southern CA Pub. Pwr. Auth. So Series 2023 1A:
5% 7/1/48	8,000,000	8,853,460
5.25% 7/1/53	7,500,000	8,451,104
Southern California Wtr. Replenishment Fing. Auth. Series 2018 A, 5% 8/1/48	3,615,000	3,877,662
Stockton Unified School District Gen. Oblig.:
Series 2011, 0% 8/1/42 (Assured Guaranty Muni. Corp. Insured)	300,000	132,957
Series 2012 A, 5% 8/1/42 (Assured Guaranty Muni. Corp. Insured)	3,250,000	3,278,201
Successor Agcy. to the Inland Valley Dev. Agcy. Tax Allocation Series 2014 A, 5.25% 9/1/37	1,215,000	1,227,335
Sunnyvale School District Series 2019 C, 3% 9/1/44	1,250,000	1,018,365
Tahoe Truckee Unified Scd Series 2016 B, 5% 8/1/41	250,000	262,362
Temecula Valley Unified School District Gen. Oblig. Series 2021 D, 3% 8/1/47	1,250,000	989,051
Tobacco Securitization Auth. Southern California Tobacco Settlement:
Series 2006 2C, 0% 6/1/46	2,065,000	334,767
Series 2019 A1:
5% 6/1/25	420,000	433,487
5% 6/1/27	295,000	314,079
5% 6/1/28	85,000	91,928
5% 6/1/29	55,000	60,238
5% 6/1/48	770,000	797,609
Series 2019 B2, 0% 6/1/54	300,000	55,245
Twin Rivers Unified School District Series 2008, 0% 8/1/32 (Assured Guaranty Muni. Corp. Insured)	750,000	522,143
Univ. of California Regents Med. Ctr. Pool Rev. Series 2022 P:
3.5% 5/15/54	1,950,000	1,641,364
5% 5/15/47	8,775,000	9,561,816
Univ. of California Revs.:
Series 2015 AO, 3.25% 5/15/29	1,250,000	1,252,975
Series 2016 K, 5% 5/15/35	1,445,000	1,533,158
Series 2017 AV, 5% 5/15/36	90,000	96,846
Series 2017 M, 5% 5/15/47	1,475,000	1,552,183
Series 2018 O, 5.5% 5/15/58	4,425,000	4,795,092
Series 2023 BN, 5.5% 5/15/40	2,350,000	2,782,393
Val Verde Unified School District:
Series 2021 B, 4% 8/1/51 (Assured Guaranty Muni. Corp. Insured)	2,250,000	2,186,670
Series 2021 F, 3% 8/1/47 (Assured Guaranty Muni. Corp. Insured)	1,570,000	1,212,484
Victor Valley Ccd Series 2016 A:
4% 8/1/39	400,000	400,722
4% 8/1/44	250,000	246,047
Vista Unified School District Series 2022 B, 5.25% 8/1/48	1,000,000	1,113,665
Walnut Valley Unified School District Series 2022 C, 5% 8/1/45	250,000	278,581
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/38	545,000	557,993
Washington Township Health Care District Rev.:
Series 2017 A, 5% 7/1/35	50,000	50,907
Series 2017 B:
5% 7/1/29	30,000	30,923
5% 7/1/30	60,000	61,891
West Contra Costa Healthcare District Series 2021, 3% 7/1/42	250,000	207,655
West Contra Costa Unified School District Series 2009 C1, 0% 8/1/29	730,000	589,246
West Sacramento Fing. Auth. Spl. Tax Rev. Series 2006 A, 5% 9/1/34	280,000	316,489
Westminster School District Series 2013 B, 0% 8/1/48 (Pre-Refunded to 8/1/23 @ 17.905)	250,000	44,509
Yosemite Cmnty. College District Series 2010 D, 0% 8/1/42 (e)	3,420,000	2,621,549
TOTAL CALIFORNIA		774,771,215
Colorado - 1.9%
Aerotropolis Reg'l. Trans. Auth. Spl. Rev. Series 2021, 4.375% 12/1/52	1,945,000	1,452,297
Arista Metropolitan District Broomfield Gen. Oblig. and Spl. Rev. Series 2018 A, 5.125% 12/1/48	1,055,000	972,636
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	385,000	388,212
5% 10/1/43	1,105,000	1,095,142
Berthoud-Heritage Metropolitan District No. 1 Ltd. Tax Supported Rev. Series 2019, 5.625% 12/1/48	1,215,000	1,155,602
Canyons Metropolitan District No. 5 Series 2017 A, 6.125% 12/1/47	500,000	484,305
Cherry Creek School District No. 5 Gen. Oblig.:
Series 2017 B, 2.3% 12/15/28	1,000,000	919,623
Series 2021, 5% 12/15/38	1,700,000	1,890,309
Colorado Ctfs. of Prtn.:
Series 2021 A:
4% 12/15/36	680,000	691,837
4% 12/15/38	680,000	685,903
Series 2022:
6% 12/15/39	2,575,000	3,080,139
6% 12/15/40	7,440,000	8,860,892
6% 12/15/41	7,500,000	8,902,868
Colorado Edl. & Cultural Facilities Auth.:
(American Academy Proj.) Series 2020:
5% 12/1/40	755,000	782,478
5% 12/1/50	3,870,000	3,953,377
5% 12/1/55	305,000	310,362
(Highline Academy Charter School Proj.) Series 2022, 5.25% 12/1/52	1,825,000	1,908,866
(Leman Academy of Ecellence - Douglas County, Colorado Campus Proj.) Series 2023 A:
4.25% 7/1/43	1,745,000	1,669,796
4.5% 7/1/58	1,470,000	1,372,178
(Pinnacle Charter School, Inc. Proj.) Series 2021:
4% 12/1/36	290,000	284,275
4% 12/1/41	355,000	333,785
(Prospect Ridge Academy Proj.) Series 2020 A:
5% 3/15/40	370,000	382,565
5% 3/15/50	765,000	780,544
5% 3/15/55	1,130,000	1,146,220
(Thomas MacLaren State Charter School Proj.) Series 2020 A, 5% 6/1/35	110,000	115,924
(Windsor Charter Academy Proj.) Series 2020:
4% 9/1/50	100,000	86,860
4% 9/1/55	185,000	156,065
Series 2022 A:
4% 6/1/52	250,000	224,415
4% 6/1/56	250,000	220,089
Colorado Edl. & Cultural Facilities Auth. Rev.:
(DCS Montessori Charter School Proj.) Series 2012, 5% 7/15/37	115,000	115,128
(Liberty Common Proj.) Series 2014 A:
5% 1/15/29	40,000	40,322
5% 1/15/39	155,000	155,681
5% 1/15/44	125,000	125,466
(Peak to Peak Charter School Proj.) Series 2014:
5% 8/15/30	100,000	101,651
5% 8/15/34	105,000	106,640
(Stargate Charter School Proj.) Series 2018 A, 4% 12/1/48	730,000	643,580
(The Classical Academy Proj.):
Series 2014, 5% 12/1/31	365,000	371,929
Series 2015 A, 5% 12/1/38	215,000	217,162
(Twin Peaks Charter Academy Proj.) Series 2014, 5% 11/15/31	395,000	402,390
(Univ. of Denver Proj.) Series 2017 A:
5% 3/1/43	890,000	930,397
5% 3/1/47	1,180,000	1,230,281
Series 2013, 5% 6/1/29	190,000	190,202
Series 2018:
5% 4/1/38	65,000	66,622
5% 4/1/48	75,000	75,793
5% 4/1/53	80,000	80,647
Colorado Health Facilities Auth. Rev.:
(Mental Health Ctr. of Denver Proj.) Series 2014, 5.75% 2/1/44	445,000	446,974
(Sunny Vista Living Ctr. Proj.) Series 2015 A:
5.75% 12/1/35 (f)	215,000	159,041
6.125% 12/1/45 (f)	950,000	648,529
6.25% 12/1/50 (f)	790,000	532,227
(The Evangelical Lutheran Good Samaritan Society Proj.) Series 2013, 5.625% 6/1/43 (Pre-Refunded to 6/1/23 @ 100)	255,000	255,000
Series 2013 A, 5% 1/1/44 (Pre-Refunded to 1/1/24 @ 100)	985,000	994,626
Series 2013, 8% 8/1/43	1,340,000	1,350,762
Colorado Health Facilities Auth. Rev. Bonds:
(Adventist Health Sys. / Sunbelt Obligated Group) Series 2016 A, 5% 11/15/41	3,610,000	3,743,284
(Bethesda Proj.) Series 2018 A1, 5% 9/15/48	1,195,000	1,073,270
(Boulder Cmnty. Health Proj.) Series 2020:
4% 10/1/35	160,000	160,919
4% 10/1/37	95,000	92,909
4% 10/1/38	70,000	67,739
4% 10/1/39	70,000	67,343
4% 10/1/40	60,000	56,848
5% 10/1/32	215,000	232,980
5% 10/1/33	210,000	226,961
5% 10/1/34	220,000	237,588
(Frasier Proj.) Series 2023 A:
4% 5/15/31	50,000	46,254
4% 5/15/32	60,000	54,857
4% 5/15/33	60,000	54,199
4% 5/15/34	65,000	57,945
4% 5/15/35	65,000	57,060
4% 5/15/36	70,000	60,420
4% 5/15/41	115,000	91,437
4% 5/15/48	180,000	131,497
(Parkview Episcopal Med. Ctr., Co. Proj.) Series 2017:
5% 9/1/23	15,000	15,037
5% 9/1/24	15,000	15,165
5% 9/1/25	15,000	15,236
5% 9/1/28	125,000	130,901
(Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	200,000	196,415
4% 9/1/36	160,000	154,984
5% 9/1/46	1,090,000	1,100,499
Bonds:
Series 2018 B, 5%, tender 11/20/25 (b)	65,000	67,250
Series 2019 B, 5%, tender 8/1/26 (b)	4,240,000	4,362,893
Series 2018 A:
4% 11/15/48	60,000	56,779
5% 12/1/48	250,000	241,926
Series 2019 A:
4% 1/1/36	250,000	252,737
4% 1/1/37	1,975,000	1,982,537
4% 11/15/38	2,550,000	2,550,070
4% 11/1/39	225,000	205,205
4% 11/15/43	1,000,000	972,678
5% 11/1/25	1,305,000	1,350,187
5% 11/1/26	95,000	99,899
5% 11/1/39	2,005,000	2,084,454
5% 11/15/39	1,770,000	1,907,708
5% 11/1/44	2,950,000	3,022,173
Series 2019 A1, 4% 8/1/44	6,100,000	5,642,893
Series 2019 A2:
3.25% 8/1/49	2,060,000	1,480,321
4% 8/1/49	7,225,000	6,498,186
5% 8/1/37	1,000,000	1,043,290
5% 8/1/38	2,790,000	2,902,386
5% 8/1/44	13,445,000	13,835,290
Series 2019 B, 4% 1/1/40	550,000	537,952
Series 2020 A, 4% 9/1/50	660,000	575,072
Series 2021 A:
3% 11/15/51	2,000,000	1,448,418
4% 11/15/50	1,690,000	1,591,520
Series 2022 A:
5.25% 11/1/52	2,680,000	2,785,599
5.5% 11/1/47	2,225,000	2,373,299
Colorado High Performance Trans. Enterprise C-470 Express Lanes Sr. Rev. Series 2017:
5% 12/31/47	3,670,000	3,664,691
5% 12/31/51	2,625,000	2,601,225
5% 12/31/56	3,260,000	3,201,960
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	350,000	348,154
Series 2019 H, 4.25% 11/1/49	890,000	885,571
Series 2021 B, 3% 5/1/51	1,890,000	1,812,974
Series 2023 D, 5.75% 5/1/53	4,980,000	5,279,878
Colorado Int'l. Ctr. Metropolitan District No. 14 Ltd. Tax Gen. Oblig. Series 2018, 5.875% 12/1/46	990,000	958,184
Colorado Reg'l. Trans. District (Denver Transit Partners Eagle P3 Proj.):
Series 2020 A:
3% 7/15/37	240,000	203,758
4% 1/15/33	75,000	76,478
4% 7/15/34	150,000	152,605
4% 7/15/36	365,000	365,290
Series 2020:
4% 7/15/33	75,000	76,817
4% 7/15/38	90,000	88,202
4% 7/15/39	300,000	291,775
4% 7/15/40	525,000	505,768
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2014 A, 4.5% 6/1/44 (Pre-Refunded to 6/1/23 @ 100)	1,725,000	1,725,000
Colorado Reg'l. Trans. District Sales Tax Rev.:
(FasTracks Proj.) Series 2016 A, 5% 11/1/36	585,000	613,244
(Fastracks Proj.) Series 2016 A, 5% 11/1/46	1,475,000	1,514,631
(FasTracks Proj.) Series 2017 A, 5% 11/1/40	2,135,000	2,207,477
(Fastracks Proj.) Series 2021 B, 5% 11/1/28	2,710,000	2,999,858
Series 2013 A, 5% 11/1/31	1,560,000	1,816,437
Colorado Springs Utils. Rev.:
Series 2014 A2, 5% 11/15/44	250,000	253,181
Series 2021 B, 4% 11/15/46	2,500,000	2,438,892
Series 2022 B, 5% 11/15/47	1,850,000	2,031,301
Colorado State Bldg. Excellent Schools Today Ctfs. of Prtn.:
Series 2018 N:
5% 3/15/37	130,000	138,469
5% 3/15/38	130,000	137,348
Series 2021 S, 4% 3/15/46	3,295,000	3,167,307
Colorado State Univ. Board of Governors Enterprise Sys. Rev. Series 2021 B, 5% 3/1/25	640,000	658,819
Denver City & County Arpt. Rev.:
Series 2013 B, 5% 11/15/43	365,000	365,906
Series 2017 A:
5% 11/15/26 (d)	420,000	436,956
5% 11/15/27 (d)	355,000	374,132
Series 2018 A:
4% 12/1/43 (d)	1,765,000	1,652,092
5% 12/1/25 (d)	1,000,000	1,026,702
5% 12/1/30 (d)	945,000	1,026,108
5% 12/1/34 (d)	1,370,000	1,520,201
5% 12/1/36 (d)	500,000	548,305
5% 12/1/36 (d)	2,855,000	2,987,037
5% 12/1/37 (d)	1,215,000	1,265,508
5% 12/1/43 (d)	1,625,000	1,668,934
5% 12/1/48 (d)	955,000	974,261
5.25% 12/1/48 (d)	4,130,000	4,277,176
Series 2022 A:
4.125% 11/15/47 (d)	740,000	701,366
4.125% 11/15/53 (d)	695,000	649,948
5.5% 11/15/35 (d)	1,075,000	1,228,682
5.5% 11/15/38 (d)	1,650,000	1,855,740
5.5% 11/15/40 (d)	1,000,000	1,111,734
Series 2022 D, 5.75% 11/15/38 (d)	500,000	574,703
Denver City & County Board Wtr. Rev.:
Series 2020 A:
5% 9/15/45	4,065,000	4,427,106
5% 9/15/46	6,240,000	6,785,001
Series 2020 B:
5% 9/15/28	1,850,000	2,047,464
5% 9/15/29	3,440,000	3,882,444
Denver City & County Ctfs. of Prtn. Series 2018 A, 5.375% 6/1/43	1,625,000	1,684,142
Denver City & County School District # 1:
Series 2016, 4% 12/1/31	1,000,000	1,021,585
Series 2021, 4% 12/1/35	800,000	836,957
Denver City & County Spl. Facilities Arpt. Rev. (United Airlines, Inc. Proj.) Series 2017, 5% 10/1/32 (d)	4,825,000	4,826,710
Denver Convention Ctr. Hotel Auth. Series 2016:
5% 12/1/35	205,000	206,440
5% 12/1/40	345,000	335,810
Denver Health & Hosp. Auth. Healthcare Rev.:
Series 2014 A, 5.25% 12/1/45	255,000	255,794
Series 2019 A, 4% 12/1/38	165,000	146,471
E-470 Pub. Hwy. Auth. Rev. Series 2020 A:
5% 9/1/36	1,695,000	1,874,399
5% 9/1/40	1,980,000	1,992,934
Eagle County School District Series 2017:
5% 12/1/34	540,000	568,309
5% 12/1/35	1,065,000	1,119,395
Fruita Healthcare Rev. (The Colorado Canyons Hosp. and Med. Ctr. Proj.) Series 2017 A, 5.5% 1/1/48 (f)	250,000	221,436
Hogback Metropolitan District Series 2021 A, 5% 12/1/51	500,000	427,868
Johnstown Plaza Metropolitan District Series 2022, 4.25% 12/1/46	500,000	399,831
Painted Prairie Metropolitan District # 2 Series 2018, 5.25% 12/1/48	500,000	451,945
Park Creek Metropolitan District:
Series 2015 A:
5% 12/1/45	1,125,000	1,134,500
5% 12/1/45	2,740,000	2,747,772
Series 2016 A:
5% 12/1/30	310,000	324,687
5% 12/1/31	350,000	363,546
5% 12/1/32	370,000	383,584
5% 12/1/33	375,000	389,514
5% 12/1/34	305,000	315,895
5% 12/1/35	345,000	355,730
Series 2019 A:
4% 12/1/37	250,000	250,203
4% 12/1/46 (Assured Guaranty Muni. Corp. Insured)	500,000	476,871
Peak Metropolitan District # 1 Series 2021 A, 5% 12/1/51 (f)	500,000	429,122
Pub. Auth. For Colorado Energy Rev. Series 2008:
6.25% 11/15/28	1,100,000	1,173,593
6.5% 11/15/38	5,840,000	6,830,850
Pueblo Urban Renewal Auth. Tax Increment Rev. (Evraz Proj.) Series 2021 A, 4.75% 12/1/45 (f)	820,000	557,600
Rampart Range Metropolitan District No. 5 Ltd. Tax Supported & Spl. Rev. Series 2021, 4% 12/1/51	1,250,000	865,299
Riverwalk Metropolitan District No. 2 Rev. Series 2022 A, 5% 12/1/52	890,000	758,108
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2019 C, 2%, tender 10/15/24 (b)	430,000	417,691
Series 2021 C3A, 2%, tender 10/15/25 (b)	795,000	761,166
Series 2021 C3B, 2%, tender 10/15/26 (b)	675,000	636,666
Vauxmont Metropolitan District:
Series 2019:
5% 12/15/26 (Assured Guaranty Muni. Corp. Insured)	9,000	9,483
5% 12/15/27	12,000	12,644
5% 12/15/28 (Assured Guaranty Muni. Corp. Insured)	11,000	11,592
5% 12/15/29 (Assured Guaranty Muni. Corp. Insured)	11,000	11,587
5% 12/15/32 (Assured Guaranty Muni. Corp. Insured)	127,000	133,694
Series 2020:
5% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	20,000	21,986
5% 12/1/32 (Assured Guaranty Muni. Corp. Insured)	128,000	140,562
5% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	180,000	197,353
5% 12/1/34 (Assured Guaranty Muni. Corp. Insured)	26,000	28,338
5% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	54,000	58,510
5% 12/1/50 (Assured Guaranty Muni. Corp. Insured)	569,000	593,458
Villages at Castle Rock Metropolitan District Series 2021 A, 4.125% 12/1/51 (f)	500,000	356,075
Weld County School District No. 4 Series 2016, 5.25% 12/1/41	1,750,000	1,818,563
Whispering Pines Metropolitan District # 1 Series 2023, 5% 12/1/52	255,000	261,080
TOTAL COLORADO		242,361,231
Connecticut - 0.7%
Bridgeport Gen. Oblig.:
Series 2016 D:
5% 8/15/33 (Assured Guaranty Muni. Corp. Insured)	750,000	792,296
5% 8/15/34 (Assured Guaranty Muni. Corp. Insured)	750,000	791,545
5% 8/15/35 (Assured Guaranty Muni. Corp. Insured)	500,000	526,036
5% 8/15/36 (Assured Guaranty Muni. Corp. Insured)	500,000	524,098
Series 2019 A, 5% 2/1/25 (Build America Mutual Assurance Insured)	45,000	46,223
Connecticut Arpt. Auth. Customer Facility Charge Rev. (Ground Trans. Ctr. Proj.) Series 2019 A:
4% 7/1/49 (d)	410,000	337,651
5% 7/1/49 (d)	480,000	479,309
Connecticut Gen. Oblig.:
Series 2015 A, 5% 3/15/29	1,040,000	1,073,162
Series 2016 B:
5% 5/15/25	65,000	67,172
5% 5/15/26	905,000	953,171
Series 2016 E, 5% 10/15/34	1,290,000	1,358,616
Series 2017 A:
5% 4/15/33	15,000	16,029
5% 4/15/35	1,000,000	1,063,832
Series 2018 A:
5% 4/15/35	1,180,000	1,276,089
5% 4/15/38	65,000	69,180
Series 2018 C, 5% 6/15/28	250,000	274,072
Series 2018 E:
5% 9/15/35	305,000	330,976
5% 9/15/37	275,000	294,697
Series 2018 F:
5% 9/15/23	320,000	321,374
5% 9/15/24	395,000	403,250
5% 9/15/25	395,000	410,896
5% 9/15/27	55,000	59,499
5% 9/15/28	1,200,000	1,321,886
Series 2019 A:
4% 4/15/38	325,000	326,758
5% 4/15/26	40,000	42,057
5% 4/15/34	480,000	531,187
5% 4/15/36	555,000	606,607
5% 4/15/39	400,000	431,435
Series 2020 A:
4% 1/15/34	535,000	562,813
5% 1/15/40	285,000	308,752
Series 2021 A:
3% 1/15/37	1,300,000	1,151,118
3% 1/15/39	645,000	546,559
3% 1/15/40	755,000	626,623
Series 2021 D, 5% 7/15/24	805,000	819,447
Series 2022 C:
5% 6/15/32	150,000	174,189
5% 6/15/33	75,000	86,945
5% 6/15/34	100,000	115,511
5% 6/15/35	75,000	85,762
5% 6/15/36	125,000	141,618
5% 6/15/37	50,000	56,152
5% 6/15/38	75,000	83,778
5% 6/15/40	300,000	332,532
Series 2022 D:
5% 9/15/27	1,000,000	1,081,799
5% 9/15/28	705,000	776,608
5% 9/15/32	75,000	87,364
Connecticut Health & Edl. Facilities Auth. Rev.:
(Church Home of Hartford, Inc. Proj.) Series 2016 A:
5% 9/1/46 (f)	190,000	156,637
5% 9/1/53 (f)	230,000	182,041
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	60,000	62,777
5% 7/1/27	40,000	42,443
5% 7/1/28	80,000	84,754
5% 7/1/29	50,000	53,099
5% 7/1/34	60,000	63,533
5% 7/1/35	65,000	68,430
5% 7/1/36	20,000	20,920
5% 7/1/37	85,000	88,431
5% 7/1/42	425,000	437,462
Bonds Series 2020 B:
5%, tender 1/1/25 (b)	155,000	157,565
5%, tender 1/1/27 (b)	380,000	396,954
Series 2016 F:
5% 7/1/25	635,000	638,085
5% 7/1/31	555,000	547,728
5% 7/1/32	580,000	567,561
5% 7/1/33	365,000	353,748
5% 7/1/34	255,000	244,922
5% 7/1/43	2,340,000	2,135,045
Series 2016 K, 4% 7/1/46	1,325,000	1,167,153
Series 2019 A:
4% 7/1/49	1,365,000	1,148,031
5% 7/1/26 (f)	845,000	824,432
5% 7/1/27 (f)	490,000	476,537
5% 7/1/49 (f)	1,125,000	951,538
Series 2019 Q-1:
5% 11/1/24	30,000	30,684
5% 11/1/26	645,000	684,465
Series 2019, 4% 7/1/44	955,000	765,751
Series 2020 A:
4% 7/1/39	170,000	161,348
4% 7/1/40	940,000	888,199
Series 2020 C, 4% 7/1/45	235,000	218,395
Series 2020 K:
4% 7/1/45	185,000	169,720
5% 7/1/37	55,000	59,100
5% 7/1/38	85,000	90,901
5% 7/1/39	85,000	90,484
5% 7/1/40	65,000	68,913
Series 2021 G:
4% 3/1/46	795,000	752,242
4% 3/1/51	1,280,000	1,197,935
Series 2021 S, 4% 6/1/51	730,000	645,796
Series 2022 M:
4% 7/1/37	195,000	185,314
4% 7/1/39	1,400,000	1,305,820
4% 7/1/39	70,000	66,079
4% 7/1/40	75,000	70,068
4% 7/1/52	1,390,000	1,235,467
5% 7/1/32	100,000	109,914
Series A, 5% 7/1/26	65,000	65,752
Series K1:
5% 7/1/27	60,000	60,230
5% 7/1/29	155,000	156,578
5% 7/1/30	120,000	121,165
5% 7/1/31	1,075,000	1,084,136
5% 7/1/32	70,000	70,515
5% 7/1/33	245,000	246,753
5% 7/1/34	1,390,000	1,399,830
5% 7/1/35	140,000	140,323
Series K3, 5% 7/1/43	1,475,000	1,387,608
Series L1, 4% 7/1/23	95,000	94,960
Series N:
4% 7/1/39	1,050,000	892,683
4% 7/1/49	1,120,000	856,842
5% 7/1/32	30,000	30,480
5% 7/1/33	30,000	30,409
5% 7/1/34	15,000	15,164
Series R:
4% 7/1/36	65,000	64,655
5% 6/1/32	35,000	38,915
5% 6/1/33	25,000	27,694
5% 6/1/34	35,000	38,737
5% 6/1/35	55,000	60,308
Connecticut Higher Ed. Supplemental Ln. Auth. Rev. Series 2019 B, 3.25% 11/15/35 (d)	185,000	164,206
Connecticut Hsg. Fin. Auth.:
Series 2015 C1, 3.5% 11/15/45	100,000	99,001
Series 2019 B1, 4% 5/15/49	60,000	59,275
Series 2021 B1, 3% 11/15/49	1,015,000	970,262
Series C:
5% 11/15/23 (d)	845,000	849,187
5% 5/15/24 (d)	1,520,000	1,535,405
5% 11/15/24 (d)	705,000	716,559
5% 11/15/25 (d)	630,000	647,918
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2014 A, 5% 9/1/30	1,000,000	1,019,192
Series 2016 A:
5% 9/1/31	2,350,000	2,503,198
5% 9/1/33	2,050,000	2,163,758
Series 2018 A:
5% 1/1/33	1,860,000	2,023,057
5% 1/1/38	1,865,000	1,978,407
Series 2020 A:
5% 5/1/32	665,000	751,830
5% 5/1/35	1,025,000	1,145,601
Series 2021 A:
4% 5/1/40	3,250,000	3,241,939
5% 5/1/35	1,900,000	2,149,292
Series 2022 A, 5.25% 7/1/40	4,000,000	4,539,606
Series A, 5% 9/1/33	320,000	325,532
Connecticut State Revolving Fund Gen. Rev. Series 2017 A:
5% 5/1/33	875,000	946,758
5% 5/1/35	590,000	634,248
Great Pond Impt. District Spl. Oblig. Series 2022:
5.5% 10/1/42 (f)	555,000	549,742
5.75% 10/1/52 (f)	1,495,000	1,478,150
Hamden Gen. Oblig. (Whitney Ctr. Proj.) Series 2019:
5% 1/1/40	1,265,000	1,096,062
5% 1/1/50	1,330,000	1,063,492
Hartford County Metropolitan District Gen. Oblig. Series 2016 C:
5% 11/1/29 (Assured Guaranty Muni. Corp. Insured)	505,000	535,941
5% 11/1/30 (Assured Guaranty Muni. Corp. Insured)	500,000	530,871
Hartford Gen. Oblig. Series 2015 C:
5% 7/15/32 (Assured Guaranty Muni. Corp. Insured)	1,100,000	1,145,864
5% 7/15/34 (Assured Guaranty Muni. Corp. Insured)	250,000	260,208
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (f)	590,000	597,132
5% 4/1/39 (f)	1,820,000	1,801,200
Mohegan Tribal Fin. Auth. Conn Series 2015, 7% 2/1/45 (f)	1,960,000	1,959,933
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (Assured Guaranty Muni. Corp. Insured)	130,000	138,526
New Haven Gen. Oblig. Series 2016 A:
5% 8/15/25 (Assured Guaranty Muni. Corp. Insured)	30,000	30,937
5% 8/15/32 (Assured Guaranty Muni. Corp. Insured)	210,000	221,375
Steelpointe Hbr. Infrastructure Impt. District (Steelpointe Hbr. Proj.) Series 2021, 4% 4/1/51 (f)	1,365,000	983,106
Stratford Gen. Oblig. Series 2019, 5% 1/1/28	250,000	264,983
Univ. of Connecticut Gen. Oblig. Series 2019 A:
5% 11/1/25	660,000	688,299
5% 11/1/35	750,000	813,921
Waterbury Gen. Oblig. Series 2013, 5% 12/1/32 (Pre-Refunded to 12/1/23 @ 100)	880,000	887,100
West Haven Gen. Oblig. Series 2020:
4% 3/15/35	197,000	197,920
4% 3/15/40	160,000	152,946
TOTAL CONNECTICUT		92,178,770
Delaware - 0.2%
Delaware Econ. Dev. Auth. Retirement Communitites Rev. Series 2018 B, 5% 11/15/48	2,495,000	2,328,347
Delaware Econ. Dev. Auth. Rev. (Newark Charter School, Inc. Proj.) Series 2016 A:
5% 9/1/36	50,000	51,180
5% 9/1/46	100,000	100,634
Delaware Gen. Oblig.:
Series 2019, 5% 2/1/30	706,000	792,348
Series 2020 A, 5% 1/1/31	706,000	804,692
Delaware Health Facilities Auth. Rev.:
(Beebe Med. Ctr. Proj.) Series 2018:
5% 6/1/37	140,000	145,004
5% 6/1/43	1,700,000	1,734,329
5% 6/1/48	2,750,000	2,786,795
5% 6/1/50	930,000	938,614
(Nanticoke Memorial Hosp. Proj.) Series 2013, 5% 7/1/32 (Pre-Refunded to 7/1/23 @ 100)	300,000	300,355
Beebe Med. Ctr. Proj.) Series 2018, 4.375% 6/1/48	250,000	233,910
Series 2020 A:
5% 10/1/36	1,150,000	1,246,270
5% 10/1/45	2,990,000	3,118,485
Delaware Trans. Auth.:
(U.S. 301 Proj.) Series 2015, 5% 6/1/55	3,313,000	3,356,093
Series 2015, 5% 6/1/45	740,000	752,033
Delaware Trans. Auth. Grant Series 2020:
5% 9/1/33	365,000	413,333
5% 9/1/34	590,000	665,848
5% 9/1/35	590,000	661,503
Kent County Student Hsg. & Dining Facility Rev. (CHF Dover, L.L.C. Delaware State Univ. Proj.) Series 2018 A:
5% 7/1/32	35,000	35,326
5% 7/1/40	160,000	153,601
5% 7/1/48	415,000	380,600
5% 7/1/53	860,000	774,959
5% 7/1/58	1,370,000	1,217,572
Sussex County Rev. (Cadbury at Lewes Proj.) Series 2016, 5% 1/1/36	1,360,000	1,292,849
The Delaware Econ. Dev. Auth. Charter School Rev.:
(Aspira of Delaware Charter Operations, Inc. Proj.) Series 2022 A:
3% 6/1/32	300,000	250,362
4% 6/1/52	130,000	94,611
4% 6/1/57	125,000	88,091
(Newark Charter School, Inc. Proj.) Series 2020:
4% 9/1/30	35,000	34,757
5% 9/1/40	185,000	189,684
5% 9/1/50	245,000	246,963
(Newark Charter School, INC. Proj.) Series 2021, 4% 9/1/51	400,000	335,433
Univ. of Delaware Series 2019 A, 5% 11/1/41	750,000	867,470
Univ. of Delaware Rev. Bonds Series 2013 C, 3.95%, tender 11/1/37 (b)	1,750,000	1,750,000
TOTAL DELAWARE		28,142,051
District Of Columbia - 0.9%
District of Columbia Gen. Oblig.:
Series 2014 D, 5% 6/1/32	520,000	528,044
Series 2017 A, 5% 6/1/33	130,000	139,752
Series 2017 D, 5% 6/1/42	30,000	31,483
Series 2019 A, 5% 10/15/44	2,205,000	2,357,885
Series 2021 D:
4% 2/1/27	920,000	952,669
5% 2/1/28	920,000	1,007,650
5% 2/1/29	1,220,000	1,359,906
Series 2021 E, 5% 2/1/29	2,580,000	2,875,867
Series 2023 A, 5.25% 1/1/48	3,000,000	3,361,653
District of Columbia Hosp. Rev. Series 2015:
5% 7/15/29	225,000	234,169
5% 7/15/30	365,000	379,120
District of Columbia Income Tax Rev.:
Series 2022 A:
5% 7/1/36	500,000	571,596
5.5% 7/1/47	4,025,000	4,556,651
Series 2022 C, 5% 12/1/32	1,130,000	1,338,250
District of Columbia Rev.:
(Ingleside at Rock Creek Proj.) Series 2017 A:
5% 7/1/32	535,000	517,167
5% 7/1/37	555,000	511,640
5% 7/1/42	925,000	810,204
5% 7/1/52	2,115,000	1,738,249
Series 2009 A:
5.125% 1/1/35	220,000	192,380
5.25% 1/1/39	140,000	119,218
Series 2013 A, 6% 7/1/43 (Pre-Refunded to 7/1/23 @ 100)	305,000	305,572
Series 2016 A:
5% 6/1/36	420,000	425,331
5% 6/1/41	275,000	275,617
5% 6/1/46	405,000	403,113
Series 2017 B:
5% 7/1/42	2,230,000	2,241,733
5% 7/1/48	1,735,000	1,727,365
Series 2018:
5% 10/1/23	20,000	20,087
5% 10/1/25	30,000	30,839
5% 10/1/26	55,000	57,313
5% 10/1/27	60,000	63,488
5% 10/1/43	200,000	204,678
5% 10/1/48	5,055,000	5,134,792
Series 2019:
4% 7/1/39	1,020,000	922,215
4% 7/1/44	60,000	51,707
4% 7/1/49	765,000	638,573
Series 2020:
5% 6/1/50	240,000	218,024
5% 6/1/55	250,000	223,748
District of Columbia Student Dorm. Rev.:
Series 2013 A, 5% 10/1/35	960,000	940,306
Series 2013:
5% 10/1/30	730,000	729,985
5% 10/1/45	440,000	417,838
District of Columbia Tax Increment Rev.:
(Union Market Infastructure Proj.) Series 2021 A, 0% 6/1/46 (e)(f)	500,000	315,613
(Union Market Infrastructure Proj.) Series 2021 A, 0% 6/1/31 (e)(f)	100,000	76,346
District of Columbia Tobacco Settlement Fing. Corp.:
Series 2006 A, 0% 6/15/46	15,830,000	3,610,747
Series 2006 B, 0% 6/15/46	3,230,000	616,538
District of Columbia Univ. Rev. Series 2017, 5% 4/1/35	640,000	675,858
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev.:
Bonds Series 2019 C, 1.75%, tender 10/1/24 (b)	205,000	198,338
Series 2013 A, 5% 10/1/48 (Pre-Refunded to 10/1/23 @ 100)	1,520,000	1,527,935
Series 2015 A, 5% 10/1/27	595,000	619,618
Howard Univ. 4.756% 10/1/51	250,000	204,331
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail And Cap. Impt. Proj.) Series 2019 B, 4% 10/1/53 (Assured Guaranty Muni. Corp. Insured)	400,000	370,413
(Dulles Metrorail and Cap. Impt. Projs.):
Series 2019 A:
5% 10/1/31	505,000	542,220
5% 10/1/32	635,000	681,342
5% 10/1/33	70,000	75,028
5% 10/1/34	110,000	117,667
5% 10/1/36	110,000	116,404
5% 10/1/38	95,000	99,798
5% 10/1/44	3,550,000	3,703,971
Series 2019 B, 3% 10/1/50 (Assured Guaranty Muni. Corp. Insured)	2,760,000	2,047,427
(Dulles Metrorail And Cap. Impt. Projs.) Series 2019 B, 4% 10/1/49	4,470,000	4,082,113
(Dulles Metrorail and Cap. Impt. Projs.) Series 2019 B, 5% 10/1/47	480,000	495,510
(Dulles Metrorail and Cap. Impts. Projs.) Series 2022 A, 4% 10/1/52 (Assured Guaranty Muni. Corp. Insured)	4,690,000	4,354,698
Series 2009 B:
0% 10/1/37	1,800,000	1,003,996
0% 10/1/38	1,405,000	726,458
0% 10/1/39	280,000	136,984
0% 10/1/40	705,000	325,234
Series 2009 C, 6.5% 10/1/41 (Pre-Refunded to 10/1/26 @ 100)	1,270,000	1,406,596
Series 2010 B, 6.5% 10/1/44	3,705,000	4,155,812
Series 2019 B, 4% 10/1/49	425,000	403,953
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2013 A:
5% 10/1/26 (d)	285,000	286,299
5% 10/1/27 (d)	360,000	361,641
5% 10/1/28 (d)	260,000	261,185
Series 2014 A:
5% 10/1/28 (d)	750,000	759,398
5% 10/1/29 (d)	4,035,000	4,088,342
Series 2017 A:
5% 10/1/28 (d)	810,000	853,758
5% 10/1/30 (d)	1,005,000	1,057,181
5% 10/1/31 (d)	175,000	183,785
5% 10/1/32 (d)	270,000	283,837
5% 10/1/33 (d)	135,000	141,903
5% 10/1/35 (d)	305,000	318,500
5% 10/1/42 (d)	605,000	619,867
Series 2018 A:
5% 10/1/43 (d)	3,150,000	3,240,215
5% 10/1/48 (d)	3,615,000	3,694,309
Series 2019 A:
5% 10/1/25 (d)	430,000	442,031
5% 10/1/35 (d)	250,000	265,881
Series 2019 B, 5% 10/1/25	105,000	109,224
Series 2020 A:
4% 10/1/38 (d)	1,800,000	1,769,675
5% 10/1/26 (d)	1,565,000	1,628,827
5% 10/1/27 (d)	540,000	568,513
5% 10/1/28 (d)	270,000	286,704
Series 2021 A:
5% 10/1/31 (d)	1,280,000	1,395,182
5% 10/1/32 (d)	850,000	926,209
5% 10/1/34 (d)	2,130,000	2,321,732
5% 10/1/36 (d)	500,000	535,732
5% 10/1/46 (d)	1,180,000	1,224,326
Series 2023 A, 5.25% 10/1/48 (d)(h)	4,000,000	4,270,509
Washington D.C. Metropolitan Transit Auth. Rev.:
Series 2017 B, 5% 7/1/33	255,000	272,235
Series 2018, 5% 7/1/43	1,315,000	1,373,063
Washington Metropolitan Area Transit Auth.:
Series 2021 A, 3% 7/15/36	750,000	697,832
Series 2023 A, 5.5% 7/15/51	5,600,000	6,331,868
Series 2023, 4.125% 7/15/47	2,785,000	2,732,858
TOTAL DISTRICT OF COLUMBIA		114,609,446
Florida - 3.0%
Alachua County Health Facilities Auth. Continuing Care Retirement Cmnty. Rev. (Oak Hammock at The Univ. of Florida, Inc. Proj.) Series 2022:
4% 10/1/40	140,000	110,076
4% 10/1/46	190,000	138,417
Alachua County Health Facilities Auth. Health Facilities Rev.:
(East Ridge Retirement Villiage, Inc. Proj.) Series 2014:
6% 11/15/34	800,000	615,744
6.375% 11/15/49	1,330,000	930,398
Series 2014 A, 5% 12/1/44	3,840,000	3,822,414
Series 2019 B1:
5% 12/1/35	210,000	221,918
5% 12/1/36	360,000	376,790
5% 12/1/37	475,000	493,223
Atlantic Beach Health Care Facilities Series A, 5% 11/15/43	55,000	48,040
Avenir Cmnty. Dev. District:
Assessment Area Three - Master Infrastructure Proj. Series 2023, 5.375% 5/1/43	700,000	670,673
Series 2023, 5.625% 5/1/54	800,000	765,782
Bellalago Edl. Facilities Benefit District Series 2014:
4.375% 5/1/30	220,000	221,728
4.5% 5/1/33	100,000	100,573
Boggy Creek Impt. District Spl. Assessment Rev. Series 2013, 5.125% 5/1/43	1,245,000	1,244,890
Brevard County Health Facilities Auth. Health Care Facilities Rev. (Health First, Inc. Proj.) Series 2014, 5% 4/1/39	885,000	891,739
Brevard County Health Facilities Auth. Rev.:
Series 2022 A, 5% 4/1/40	1,905,000	2,018,633
Series 2023 A, 5% 4/1/32	130,000	143,137
Brevard County School Board Ctfs. of Prtn. Series 2015 C, 5% 7/1/28	210,000	216,302
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/25	635,000	635,627
Series 2013 C, 5.25% 10/1/30 (Pre-Refunded to 10/1/23 @ 100)	605,000	608,650
Series 2015 A:
5% 10/1/40 (d)	3,230,000	3,258,447
5% 10/1/45 (d)	5,300,000	5,322,946
Series 2015 C, 5% 10/1/24 (d)	305,000	309,503
Series 2017:
5% 10/1/25 (d)	30,000	30,731
5% 10/1/26 (d)	120,000	124,627
5% 10/1/27 (d)	120,000	126,189
5% 10/1/29 (d)	325,000	341,934
5% 10/1/30 (d)	90,000	94,747
5% 10/1/32 (d)	425,000	447,128
5% 10/1/33 (d)	160,000	168,181
5% 10/1/34 (d)	155,000	162,468
5% 10/1/35 (d)	185,000	192,963
5% 10/1/36 (d)	245,000	254,317
5% 10/1/37 (d)	270,000	279,152
5% 10/1/42 (d)	2,650,000	2,709,874
5% 10/1/47 (d)	1,535,000	1,561,274
Series 2019 A:
5% 10/1/25 (d)	480,000	491,704
5% 10/1/26 (d)	360,000	373,881
5% 10/1/28 (d)	360,000	382,272
5% 10/1/38 (d)	640,000	671,460
5% 10/1/39 (d)	960,000	1,004,090
5% 10/1/44 (d)	745,000	770,456
5% 10/1/49 (d)	1,695,000	1,741,164
Series A:
5% 10/1/28 (d)	365,000	372,706
5% 10/1/30 (d)	425,000	434,626
5% 10/1/31 (d)	365,000	373,250
5% 10/1/32 (d)	340,000	347,575
Broward County Convention Ctr. Series 2022, 5.5% 1/1/55	3,800,000	4,193,338
Broward County Port Facilities Rev.:
Series 2019 B:
5% 9/1/32 (d)	2,500,000	2,694,711
5% 9/1/33 (d)	2,075,000	2,234,192
Series 2022, 5.25% 9/1/47 (d)	2,000,000	2,118,771
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	170,000	178,428
Series 2015 A:
5% 7/1/27	120,000	124,089
5% 7/1/27 (Assured Guaranty Muni. Corp. Insured)	560,000	579,082
Series 2015 B:
5% 7/1/24	335,000	340,323
5% 7/1/31	2,110,000	2,166,482
5% 7/1/32	1,930,000	1,978,937
Series 2016:
5% 7/1/26	95,000	100,080
5% 7/1/32	325,000	338,594
Broward County School District Series 2022, 5% 7/1/46	1,420,000	1,535,681
Cap. Projs. Fin. Auth. Student Hsg. Rev.:
(Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A:
5% 10/1/30	760,000	793,589
5% 10/1/31	100,000	104,100
5% 10/1/34	190,000	194,791
Series 2020 A1:
5% 10/1/32	100,000	103,719
5% 10/1/33	100,000	103,276
Cap. Region Cmnty. Dev. District Series 2018 A1:
4.625% 5/1/28	20,000	20,066
5.125% 5/1/39	130,000	129,017
Cap. Trust Agcy. Edl. Facilities Rev.:
(Liza Jackson Preparatory School, Inc. Proj.) Series 2020 A:
4% 8/1/30	20,000	19,692
5% 8/1/55	100,000	96,751
Series 2020 A, 5% 8/1/40	30,000	30,098
Cap. Trust Agcy. Rev.:
(Aero Miami FX, LLC Proj.) Series 2010 A, 5.35% 7/1/29	1,440,000	1,443,138
(The Marie Selby Botanical Gardens, Inc. Proj.) Series 2021:
4% 6/15/24 (f)	100,000	98,971
4% 6/15/41 (f)	380,000	304,113
4% 6/15/51 (f)	530,000	384,737
Cap. Trust Agcy. Student Hsg. Rev. Series 2018 A, 5.25% 12/1/58 (f)	1,285,000	1,154,713
Cape Coral Wtr. & Swr. Rev. Series 2017:
4% 10/1/42	3,415,000	3,330,126
5% 10/1/39	1,205,000	1,256,986
Celebration Pointe Cmnty. Dev. District No. 1 Spl. Assessment Rev.:
Series 2014:
4.75% 5/1/24	30,000	30,110
5.125% 5/1/45	135,000	130,257
Series 2017, 5% 5/1/32	150,000	151,606
Series 2021:
3% 5/1/31	55,000	48,310
3.375% 5/1/41	200,000	153,176
4% 5/1/53	355,000	275,116
Central Florida Expressway Auth. Sr. Lien Rev.:
Orlando & Orange County Expressway Auth. Rev. Series 2017, 5% 7/1/39	130,000	136,211
Series 2016 B, 5% 7/1/34	530,000	550,442
Series 2017, 5% 7/1/42	1,545,000	1,609,708
Series 2021:
4% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	235,000	249,185
4% 7/1/35 (Assured Guaranty Muni. Corp. Insured)	230,000	242,068
4% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	255,000	260,088
4% 7/1/38 (Assured Guaranty Muni. Corp. Insured)	235,000	237,945
4% 7/1/39 (Assured Guaranty Muni. Corp. Insured)	195,000	195,942
5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	190,000	219,978
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	170,000	195,965
Charlotte County Fla Indl. Dev. Auth. (Town & Country Utils. Proj.) Series 2021 A, 4% 10/1/51 (d)(f)	500,000	375,945
Cityplace Cmnty. Dev. District Series 2012, 5% 5/1/26	465,000	476,305
Collier County Health Facilities Auth. Series 2022, 4% 5/1/52	1,300,000	1,099,493
Collier County Indl. Dev. Auth.:
(The Arlington of Naples Proj.) Series 2013 A, 8.125% 5/15/44 (f)	210,774	23,185
Series 2013 A, 7.75% 5/15/35 (f)	136,613	15,027
County of Broward Tourist Dev. Tax Rev. (Convention Ctr. Expansion Proj.) Series 2021:
4% 9/1/39	1,285,000	1,265,992
4% 9/1/40	440,000	429,822
County of Osceola (Poinciana Parkway Proj.) Series 2014 B2, 0% 10/1/36 (Pre-Refunded to 10/1/31 @ 100) (e)	250,000	281,396
County Wtr.-Swr. District Collier County Wtr. Rev. Series 2021:
4% 7/1/40	2,465,000	2,430,611
4% 7/1/44	1,475,000	1,449,141
Davie Edl. Facilities Rev. (Nova Southeastern Univ. Proj.) Series 2018, 5% 4/1/38	365,000	380,230
Del Webb Bexley Cmnty. Dev. District Series 2018:
5.3% 5/1/39	145,000	145,658
5.4% 5/1/49	185,000	180,765
Double Branch Cmnty. Dev. District Spl. Assessment Series 2013 A1, 4% 5/1/25	35,000	35,001
Duval County School Board Ctfs. of Prtn.:
Series 2015 B:
5% 7/1/28	250,000	257,959
5% 7/1/29	355,000	366,085
5% 7/1/32	1,485,000	1,528,659
Series 2016 A, 5% 7/1/33	160,000	166,218
Series 2022 A, 5% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	1,150,000	1,278,622
Epperson North Cmnty. Dev. District Series 2021 A:
3.4% 11/1/41	245,000	185,421
4% 11/1/51	380,000	293,572
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A:
4% 8/15/45	705,000	618,075
4% 8/15/50	3,875,000	3,288,613
Everest Gmr Cmnty. Dev. District Fla Series 2023, 6.2% 5/1/54	1,000,000	985,053
FAU Fin. Corp. Cap. Impt. (Student Hsg. Proj.) Series 2019 A:
5% 7/1/36	965,000	1,036,943
5% 7/1/38	965,000	1,024,128
5% 7/1/39	600,000	632,874
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2015 C, 3.15% 6/1/29	750,000	750,271
Series 2017 C, 4% 6/1/32	1,250,000	1,302,841
Series 2023 A, 5% 6/1/24	1,275,000	1,296,732
Florida Dept. of Trans. Tpk. Rev.:
Series 2014 A, 4% 7/1/32	750,000	757,386
Series 2015 A, 3.5% 7/1/29	1,220,000	1,226,482
Series 2021 C, 3% 7/1/51	1,350,000	1,014,401
Florida Dev. Fin. Corp.:
(The Glenridge On Palmer Ranch Proj.) Series 2021, 5% 6/1/51 (f)	1,790,000	1,398,265
(The Mayflower Retirement Cmnty. Proj.) Series 2021 A:
4% 6/1/36 (f)	170,000	129,352
4% 6/1/46 (f)	105,000	68,456
Series 2021 A, 4% 6/1/41 (f)	100,000	70,046
Florida Dev. Fin. Corp. Edl. Facilities:
(Mater Academy Projs.):
Series 2020 A, 5% 6/15/55	500,000	473,391
Series 2022 A:
4% 6/15/52	195,000	155,057
5% 6/15/52	485,000	463,131
5% 6/15/56	345,000	325,409
(River City Science Academy Projs.):
Series 2021 A:
4% 7/1/35	30,000	27,956
4% 7/1/45	55,000	45,455
4% 7/1/55	80,000	62,117
Series 2022 A1:
5% 7/1/42	915,000	908,353
5% 7/1/51	825,000	792,242
5% 2/1/57	1,460,000	1,372,133
Series 2015 A, 6.125% 6/15/46 (f)	730,000	730,598
Series 2016 A, 4.75% 7/15/36 (f)	300,000	283,981
Series 2017 A, 6.125% 6/15/47 (f)	250,000	227,954
Series 2020 C:
5% 9/15/40 (f)	105,000	92,451
5% 9/15/50 (f)	210,000	171,352
Series 2021 A, 4% 7/1/51 (f)	135,000	110,867
Florida Dev. Fin. Corp. Healthcare Facility Rev.:
(UF Health Jacksonville Proj.) Series 2022 A:
4% 2/1/46 (Assured Guaranty Muni. Corp. Insured)	1,385,000	1,231,293
4% 2/1/52	300,000	226,032
5% 2/1/52	445,000	410,886
Series 2021 B, 4% 2/1/52	250,000	218,048
Florida Dev. Fin. Corp. Solid Waste Disp. Rev. Series 2021, 3% 6/1/32 (d)	760,000	593,752
Florida Dev. Fin. Corp. Surface T:
Bonds (Virgin Trains U.S.A. Passenger Rail Proj.) Series 2019 A, 6.5%, tender 1/1/29 (b)(d)(f)	790,000	749,058
Series 2019 B, 7.375% 1/1/49 (d)(f)	2,195,000	2,112,718
Florida Gen. Oblig. Series 2019 A:
4% 7/1/33	290,000	305,826
4% 7/1/34	445,000	466,236
Florida Higher Edl. Facilities Fing. Auth.:
(Jacksonville Univ. Proj.) Series 2018 A1:
4.5% 6/1/33 (f)	705,000	680,757
4.75% 6/1/38 (f)	1,605,000	1,490,886
5% 6/1/48 (f)	3,480,000	3,114,952
(Nova Southeastern Univ. Proj.) Series 2016:
5% 4/1/30	160,000	165,684
5% 4/1/31	375,000	388,091
5% 4/1/32	245,000	253,470
5% 4/1/36	140,000	144,039
(Ringling College Proj.) Series 2017, 4% 3/1/47	250,000	205,537
(St. Leo Univ. Proj.) Series 2019:
5% 3/1/24	15,000	15,022
5% 3/1/25	45,000	45,004
5% 3/1/49	270,000	231,650
Series 2019:
4% 10/1/37	240,000	216,426
4% 10/1/38	335,000	297,779
4% 10/1/39	400,000	352,173
4% 10/1/44	625,000	531,489
5% 10/1/23	15,000	15,025
5% 10/1/27	35,000	36,028
5% 10/1/31	195,000	203,444
5% 10/1/33	270,000	280,214
5% 10/1/34	225,000	232,852
5% 10/1/35	125,000	128,621
5% 10/1/36	170,000	173,755
Florida Hsg. Fin. Corp. Rev.:
(Spl. Prog.) Series 2014 B, 3% 7/1/45	10,000	9,986
Series 2019 1, 4% 7/1/50	695,000	687,463
Series 2021 1, 3% 1/1/52	1,390,000	1,335,657
Series 2021 2, 3% 7/1/52	1,660,000	1,586,642
Series 2022 1, 3.5% 7/1/52	2,130,000	2,067,329
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A:
5% 10/1/28	120,000	122,132
5% 10/1/29	815,000	830,085
5% 10/1/35	2,880,000	2,920,990
5% 10/1/40	480,000	481,806
Series 2015 C:
5% 10/1/30	400,000	406,474
5% 10/1/35	110,000	111,152
5% 10/1/40	245,000	245,120
Florida Muni. Pwr. Agcy. Rev.:
(Pwr. Supply Proj.) Series 2017 A:
5% 10/1/26	500,000	529,238
5% 10/1/28	20,000	21,978
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	320,000	335,302
5% 10/1/31	350,000	365,839
Series 2015 B:
5% 10/1/28	120,000	124,226
5% 10/1/29	70,000	72,306
5% 10/1/30	220,000	227,000
Fort Myers Util. Sys. Rev. Series 2019 A, 4% 10/1/49	580,000	550,402
Fort Pierce Utils. Auth. Series 2022 A, 4% 10/1/52 (Assured Guaranty Muni. Corp. Insured)	965,000	908,079
Gainesville Utils. Sys. Rev.:
Series 2017 A, 5% 10/1/35	280,000	300,353
Series 2019 A, 5% 10/1/47	2,000,000	2,110,959
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016 A, 5% 10/1/46 (d)	120,000	121,887
Series 2016:
5% 10/1/24 (d)	365,000	369,441
5% 10/1/26 (d)	210,000	218,097
5% 10/1/27 (d)	120,000	126,189
Series 2017 A:
5% 10/1/25 (d)	40,000	40,886
5% 10/1/25 (Escrowed to Maturity) (d)	80,000	82,256
5% 10/1/27 (d)	55,000	57,545
5% 10/1/27 (Escrowed to Maturity) (d)	185,000	196,596
5% 10/1/29 (Pre-Refunded to 10/1/27 @ 100) (d)	365,000	390,154
5% 10/1/30 (Pre-Refunded to 10/1/27 @ 100) (d)	390,000	416,876
5% 10/1/31 (d)	1,050,000	1,105,287
5% 10/1/32 (d)	295,000	310,359
5% 10/1/34 (d)	730,000	765,170
5% 10/1/37 (d)	760,000	785,762
5% 10/1/42 (d)	1,145,000	1,170,870
5% 10/1/47 (d)	5,325,000	5,416,147
5% 10/1/52 (d)	440,000	446,018
Series 2019 A:
5% 10/1/34 (d)	2,500,000	2,678,585
5% 10/1/49 (d)	1,025,000	1,054,054
5% 10/1/54 (d)	5,920,000	6,055,313
Halifax Hosp. Med. Ctr. Rev.:
Series 2015:
5% 6/1/24	75,000	75,910
5% 6/1/28 (Pre-Refunded to 6/1/25 @ 100)	35,000	36,159
5% 6/1/29 (Pre-Refunded to 6/1/25 @ 100)	285,000	294,440
5% 6/1/30 (Pre-Refunded to 6/1/25 @ 100)	300,000	309,937
5% 6/1/46 (Pre-Refunded to 6/1/25 @ 100)	480,000	495,899
Series 2016, 5% 6/1/36	120,000	123,658
Hillsborough County Aviation Auth. Rev.:
Series 2018 E, 5% 10/1/43 (d)	1,275,000	1,311,515
Series 2018 F:
5% 10/1/37	95,000	102,323
5% 10/1/43	130,000	136,942
Series 2022 A, 5% 10/1/47 (d)	1,250,000	1,299,254
Hillsborough County Indl. Dev. (Tampa Gen. Hosp. Proj.) Series 2020 A, 4% 8/1/55	2,905,000	2,539,362
Hillsborough County Port District:
(Tampa Port Auth. Proj.) Series 2018 B:
5% 6/1/30 (d)	240,000	256,464
5% 6/1/31 (d)	255,000	271,948
5% 6/1/46 (d)	1,475,000	1,498,808
Series 2018 B, 5% 6/1/38 (d)	375,000	387,386
Hillsborough County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 7/1/26	445,000	458,173
Series 2020 A, 5% 7/1/27	320,000	341,056
Jacksonville Edl. Facilities Rev. (Jacksonville Univ. Proj.) Series 2018 B, 5% 6/1/53 (f)	2,550,000	2,235,453
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2020 A, 4% 10/1/37	1,475,000	1,480,013
Jacksonville Health Care Facilities (Baptist Med. Ctr. Proj.) Series 2017:
5% 8/15/26	110,000	115,806
5% 8/15/34	155,000	165,908
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/23	15,000	15,071
5% 10/1/24	30,000	30,631
5% 10/1/25	25,000	25,966
5% 10/1/26	20,000	21,163
5% 10/1/27	15,000	16,185
5% 10/1/28	30,000	33,029
5% 10/1/29	25,000	28,037
5% 10/1/30	20,000	22,797
5% 10/1/32	20,000	23,435
Lakeland Hosp. Sys. Rev. Series 2015, 5% 11/15/34 (Pre-Refunded to 11/15/24 @ 100)	410,000	420,012
Lakewood Ranch Stewardship District Spl. Assessment Rev.:
(Lakewood Centre & NW Sector Projs.) Series 2018:
5.5% 5/1/39 (f)	170,000	172,670
5.65% 5/1/48 (f)	210,000	211,298
(Lakewood Centre North Proj.) Series 2015:
4.875% 5/1/35	25,000	24,943
4.875% 5/1/45	35,000	32,601
(Lakewood Nat'l. and Polo Run Projs.) Series 2017:
5.25% 5/1/37	510,000	513,738
5.375% 5/1/47	1,185,000	1,193,368
(Northeast Sector Proj. - Phase 1B) Series 2018:
5.3% 5/1/39	140,000	140,644
5.45% 5/1/48	245,000	243,134
(Villages of Lakewood Ranch South Proj.) Series 2016:
5% 5/1/36	250,000	250,842
5.125% 5/1/46	500,000	479,446
Laurel Road Cmnty. Dev. District Series 2021 A2, 3.125% 5/1/31	680,000	597,080
Lee County Arpt. Rev.:
Series 2021 A:
5% 10/1/25 (d)	675,000	691,458
5% 10/1/26 (d)	1,990,000	2,064,204
5% 10/1/27 (d)	1,475,000	1,551,072
5% 10/1/30 (d)	1,000,000	1,084,061
Series 2021 B:
5% 10/1/37 (d)	1,250,000	1,331,772
5% 10/1/46 (d)	1,010,000	1,049,365
Lee County Indl. Dev. Auth. Health Care Facilities Rev.:
(Shell Point/Waterside Health Proj.) Series 2019, 5% 11/15/49	445,000	406,655
(The Preserve Proj.) Series 2017 A:
5.375% 12/1/32 (f)	100,000	81,265
5.625% 12/1/37 (f)	220,000	168,150
5.75% 12/1/52 (f)	1,460,000	991,651
Shell Point/Waterside Health Proj. Series 2019, 5% 11/15/44	440,000	415,652
Lee County School Board Ctfs. Series 2019 A:
5% 8/1/27	255,000	273,928
5% 8/1/28	130,000	142,408
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1:
5% 4/1/26	65,000	67,553
5% 4/1/39	405,000	423,580
5% 4/1/44	2,350,000	2,419,839
Manatee County School District Series 2017, 5% 10/1/28 (Assured Guaranty Muni. Corp. Insured)	160,000	171,019
Martin County Health Facilities Series 2015, 5% 11/15/45 (Pre-Refunded to 11/15/24 @ 100)	1,355,000	1,383,250
Miami Beach Health Facilities Auth. Hosp. Rev.:
Series 2014 A, 5% 11/15/39	85,000	85,404
Series 2021 B, 3% 11/15/51	310,000	214,846
Miami Beach Parking Rev. Series 2015, 5% 9/1/40	250,000	253,557
Miami Beach Wtr. & Swr. Rev. Series 2017, 5% 9/1/47	1,000,000	1,039,502
Miami-Dade County:
Series 2021 A1, 4% 10/1/45 (Assured Guaranty Muni. Corp. Insured) (d)	1,325,000	1,236,550
Series 2022 A:
5% 10/1/47 (d)	3,000,000	3,111,147
5.25% 10/1/52 (d)	11,920,000	12,560,828
Miami-Dade County Aviation Rev.:
Series 2012 A, 5% 10/1/23 (d)	935,000	936,106
Series 2014 A:
5% 10/1/28 (d)	605,000	611,485
5% 10/1/34 (d)	2,035,000	2,055,682
Series 2014, 5% 10/1/34 (d)	1,500,000	1,515,245
Series 2015 A:
5% 10/1/29 (d)	195,000	199,262
5% 10/1/31 (d)	160,000	163,188
5% 10/1/35 (d)	670,000	675,717
5% 10/1/38 (d)	1,030,000	1,038,960
Series 2016 A:
5% 10/1/29	175,000	184,269
5% 10/1/31	210,000	220,537
5% 10/1/41	3,440,000	3,526,815
Series 2017 B, 5% 10/1/40 (d)	2,825,000	2,874,917
Series 2019 A, 5% 10/1/49 (d)	7,945,000	8,121,854
Series 2020 A:
4% 10/1/35	90,000	92,482
4% 10/1/37	130,000	130,935
4% 10/1/39	1,590,000	1,579,350
4% 10/1/41	305,000	297,296
5% 10/1/31	120,000	135,074
Miami-Dade County Cap. Asset Acquisition Series 2009, 0% 10/1/37	415,000	232,454
Miami-Dade County Edl. Facilities Rev.:
Series 2015 A, 5% 4/1/40	3,355,000	3,413,810
Series 2018 A, 5% 4/1/53	2,950,000	3,045,684
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	185,000	185,937
Series 2014 A:
5% 7/1/25	80,000	80,855
5% 7/1/27	55,000	55,594
5% 7/1/28	125,000	126,363
5% 7/1/29	55,000	55,582
Series 2014 B:
5% 7/1/28	120,000	121,309
5% 7/1/30	140,000	141,364
Series 2016 A:
5% 7/1/32	525,000	544,009
5% 7/1/33	445,000	460,457
Miami-Dade County Health Facilities Auth. Hosp. Rev.:
(Nicklaus Children's Hosp. Proj.) Series 2017, 5% 8/1/47	1,565,000	1,591,442
Series 2021 A:
4% 8/1/46	550,000	531,062
4% 8/1/51	3,250,000	3,065,034
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 5/1/29	1,185,000	1,213,258
Series 2015 B, 5% 5/1/28	110,000	112,644
Series 2016 A:
5% 5/1/30	915,000	954,870
5% 5/1/32	1,775,000	1,840,359
Series 2016 B, 5% 8/1/26	250,000	262,472
Miami-Dade County School District:
Series 2015, 5% 3/15/26	100,000	102,857
Series 2022 A:
5% 3/15/35	1,300,000	1,487,563
5% 3/15/39	500,000	554,441
5% 3/15/40	500,000	552,922
5% 3/15/47	1,750,000	1,913,958
5% 3/15/52	2,000,000	2,175,245
Miami-Dade County Transit Sales Surtax Rev.:
Series 2020 A, 4% 7/1/49	1,000,000	945,699
Series 2022:
5% 7/1/45	2,600,000	2,815,121
5% 7/1/46	1,750,000	1,892,565
5% 7/1/48	1,100,000	1,181,232
5% 7/1/50	1,750,000	1,875,728
Miami-Dade County Wtr. & Swr. Rev.:
Series 2017 B:
4% 10/1/38	750,000	751,267
5% 10/1/33	900,000	922,550
Series 2019 B:
4% 10/1/49	255,000	240,456
4% 10/1/49	6,510,000	6,337,598
Series 2021:
4% 10/1/48	810,000	764,576
5% 10/1/32	495,000	569,319
Midtown Miami Cmnty. Dev. District:
(Infrastructure Proj.) Series 2014 B:
5% 5/1/29	55,000	54,999
5% 5/1/37	25,000	24,727
(Parking Garage Proj.) Series 2014 A, 5% 5/1/37	45,000	44,507
North -1 Pasco Cmnty. Dev. Dis Series 2021, 4% 5/1/51	1,395,000	1,082,165
North Broward Hosp. District Rev. Series 2017 B:
5% 1/1/42	1,235,000	1,257,217
5% 1/1/48	2,170,000	2,199,071
North Sumter County Util. Dependent District (Sumter Wtr. Conservation Auth. Proj.) Series 2021, 5% 10/1/52 (Assured Guaranty Muni. Corp. Insured)	2,355,000	2,468,252
Orange County Health Facilities Auth.:
(Presbyterian Retirement Cmntys. Obligated Group Proj.) Series 2023 A, 4% 8/1/47	830,000	679,151
Series 2016 A:
5% 10/1/39	1,875,000	1,943,119
5% 10/1/44	280,000	287,623
Series 2016:
5% 8/1/31	250,000	257,812
5% 8/1/47 (Pre-Refunded to 8/1/23 @ 103)	1,145,000	1,180,780
Series 2022, 4% 10/1/52	6,460,000	5,728,785
Series 2023 A, 5% 10/1/53	4,000,000	4,180,254
Orange County School Board Ctfs. of Prtn. Series 2015 D, 5% 8/1/30 (Pre-Refunded to 8/1/25 @ 100)	55,000	57,054
Orlando & Orange County Expressway Auth. Rev. Series 2013 A:
5% 7/1/28 (Pre-Refunded to 7/1/23 @ 100)	2,310,000	2,312,826
5% 7/1/32 (Pre-Refunded to 7/1/23 @ 100)	445,000	445,544
Osceola County Trans. Impt. Rev.:
Series 2019 A1:
5% 10/1/44	660,000	670,647
5% 10/1/49	220,000	222,524
Series 2019 A2:
0% 10/1/35	115,000	64,049
0% 10/1/36	140,000	73,018
0% 10/1/37	50,000	24,484
0% 10/1/38	160,000	74,100
0% 10/1/39	195,000	84,936
0% 10/1/40	210,000	85,830
0% 10/1/41	230,000	88,480
0% 10/1/42	185,000	66,708
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/24 (d)	165,000	167,008
5% 10/1/27 (d)	120,000	124,083
5% 10/1/29 (d)	125,000	129,661
5% 10/1/30 (d)	225,000	233,286
5% 10/1/31 (d)	160,000	165,882
5% 10/1/32 (d)	245,000	253,895
5% 10/1/33 (d)	525,000	543,681
5% 10/1/34 (d)	545,000	563,146
5% 10/1/35 (d)	575,000	592,036
Palm Beach County Health Facilities:
Series 2018 A, 5% 11/15/45	1,180,000	1,116,048
Series 2020 B, 5% 11/15/42	190,000	180,474
Palm Beach County Health Facilities Auth. Hosp. Rev.:
(Jupiter Med. Ctr. Proj.) Series 2022:
5% 11/1/47	2,105,000	2,099,504
5% 11/1/52	270,000	264,045
Series 2019, 4% 8/15/49	8,600,000	7,831,090
Palm Beach County Health Facilities Auth. Rev.:
Series 2020 A, 5% 6/1/55	305,000	257,293
Series 2022:
4% 6/1/31	120,000	109,938
4% 6/1/36	690,000	583,334
4% 6/1/41	375,000	291,056
4.25% 6/1/56	1,245,000	886,913
Palm Beach County School Board Ctfs. of Prtn.:
Series 2015 D:
5% 8/1/28	680,000	701,504
5% 8/1/29	730,000	752,778
Series 2018 A, 5% 8/1/24	40,000	40,772
Pasco County Tax Alloc Series 2023 A:
5% 9/1/48 (Assured Guaranty Muni. Corp. Insured)	1,210,000	1,262,010
5.75% 9/1/54 (Assured Guaranty Muni. Corp. Insured)	4,180,000	4,592,166
Pasco County School Board Ctfs. of Prtn. Series 2018 A, 5% 8/1/35 (Build America Mutual Assurance Insured)	130,000	140,488
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (b)	1,115,000	1,065,864
Pompano Beach Rev. (John Knox Village Proj.):
Series 2020:
4% 9/1/40	40,000	31,547
4% 9/1/50	1,130,000	815,392
Series 2021 A:
4% 9/1/51	1,065,000	763,205
4% 9/1/56	1,205,000	837,308
Series 2021 B2, 1.45% 1/1/27	155,000	136,276
Putnam County Dev. Auth. Poll. Cont. Rev. (Seminole Elec. Coop., Inc. Proj.) Series 2018 A, 5% 3/15/42	1,700,000	1,765,151
Reunion East Cmnty. Dev. District Series 2022 A2, 7.375% 5/1/33 (g)	205,000	2
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A, 5% 7/1/26	140,000	140,136
Sarasota County Health Facilities Auth. Retirement Facility Rev. (Village On The Isle Proj.) Series 2017 A:
5% 1/1/37	195,000	176,883
5% 1/1/42	225,000	196,342
5% 1/1/47	450,000	378,627
5% 1/1/52	950,000	781,815
Sarasota County Pub. Hosp. Board Series 1998 B:
5.25% 7/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,005,000	1,014,478
5.5% 7/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	840,000	892,953
Sarasota County Pub. Hosp. District Hosp. Rev. (Sarasota Memorial Hosp. Proj.) Series 2018, 5% 7/1/41	2,950,000	3,052,967
Sarasota County Util. Sys. Rev. Series 2022, 5.25% 10/1/47	2,295,000	2,554,560
Sawyers Landing Cmnty. Dev. District Spl. Assessment Rev. Series 2021:
4.125% 5/1/41	430,000	353,316
4.25% 5/1/53	570,000	437,257
Seminole County Indl. Dev. Auth. Retirement Facility Rev. (Legacy Pointe At UCF Proj.) Series 2019 A, 5.5% 11/15/49	945,000	723,623
South Broward Hosp. District Rev.:
Series 2018, 4% 5/1/48	875,000	819,707
Series 2021 A, 3% 5/1/51	1,900,000	1,344,069
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/27	30,000	31,501
5% 10/1/28	225,000	236,442
5% 10/1/29	605,000	634,928
5% 10/1/30	110,000	115,137
5% 10/1/32	950,000	992,273
South Miami Health Facilities Auth. Hosp. Rev.:
(Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	305,000	308,233
5% 8/15/26	415,000	434,456
5% 8/15/27	270,000	287,518
5% 8/15/28	285,000	304,572
5% 8/15/29	85,000	90,080
5% 8/15/30	395,000	418,886
5% 8/15/31	380,000	402,986
5% 8/15/32	505,000	535,245
5% 8/15/34	790,000	832,547
5% 8/15/35	565,000	591,912
5% 8/15/37	280,000	289,651
5% 8/15/42	4,240,000	4,331,565
5% 8/15/47	1,480,000	1,504,644
Series 2017, 4% 8/15/47	2,500,000	2,310,322
St. Johns County Indl. Dev. Auth. (Vicars Landing Proj.) Series 2021 A:
4% 12/15/27	20,000	18,863
4% 12/15/28	20,000	18,639
4% 12/15/29	20,000	18,423
4% 12/15/30	20,000	18,215
4% 12/15/31	20,000	17,990
4% 12/15/36	100,000	83,111
4% 12/15/41	75,000	57,656
4% 12/15/46	75,000	54,341
4% 12/15/50	70,000	48,865
St. Johns County School Board (School Board of St. Johns County, Florida Master Lease Prog.) Series 2019 A:
5% 7/1/24	50,000	50,848
5% 7/1/25	95,000	98,276
Sterling Hill Cmnty. Dev. District Series 2003 B, 5.5% (g)(i)	9,503	4,847
Sumter County Indl. Dev. Auth. Hosp. Rev.:
(Central Florida Health Alliance Projs.) Series 2014 A:
5.125% 7/1/34	100,000	100,767
5.25% 7/1/44	310,000	310,732
Series 2014 A:
5% 7/1/26	50,000	50,376
5% 7/1/29	45,000	45,321
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/29	80,000	82,185
5% 12/1/36	60,000	60,528
5% 12/1/41	135,000	135,287
5% 12/1/55	65,000	64,087
Series 2015 A, 5% 12/1/40	685,000	686,748
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2022 A, 5.25% 10/1/57	3,500,000	3,863,861
Tampa Hosp. Rev.:
(H. Lee Moffit Cancer Ctr. Proj.) Series 2020 B, 4% 7/1/38	65,000	63,279
(H. Lee Moffitt Cancer Ctr. Proj.):
Series 2016 B, 5% 7/1/37	60,000	61,026
Series 2020 B:
4% 7/1/39	65,000	62,560
4% 7/1/45	4,150,000	3,807,238
5% 7/1/40	145,000	148,604
5% 7/1/50	3,690,000	3,721,314
Tampa Non-Ad Valorem Impt. Rev. Series 2021 C, 3% 10/1/36	500,000	457,747
Tampa Rev. (The Univ. of Tampa Proj.) Series 2015:
5% 4/1/40	350,000	356,259
5% 4/1/45	860,000	873,796
Tampa Sports Auth. Rev. Series 1995, 6.1% 10/1/26	150,000	157,731
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 A:
0% 9/1/34	305,000	194,043
0% 9/1/35	165,000	99,557
0% 9/1/36	255,000	145,275
0% 9/1/37	685,000	366,919
0% 9/1/38	230,000	117,057
0% 9/1/39	220,000	105,815
0% 9/1/40	290,000	130,709
0% 9/1/41	165,000	70,453
0% 9/1/42	165,000	66,602
0% 9/1/45	120,000	41,246
0% 9/1/49	1,835,000	496,915
Tampa-Hillsborough County Expressway Auth. Rev. Series 2017, 5% 7/1/47	4,425,000	4,568,337
The Crossings at Fleming Island Cmnty. Dev. District Spl. Assessment Series 2014 A1, 4.5% 5/1/30	50,000	49,229
Viera Stewardship District Spl. Assessment Rev.:
(Village 2 - Series 2021 Proj.) Series 2021, 4% 5/1/53	290,000	221,464
Series 2021, 3.125% 5/1/41	100,000	73,501
Village Cmnty. Dev. District:
Series 2020, 3.5% 5/1/40 (Assured Guaranty Muni. Corp. Insured)	990,000	918,179
Series 2022:
5.375% 5/1/42	2,345,000	2,345,492
5.5% 5/1/53	1,085,000	1,078,793
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.):
Series 2017, 5% 10/15/47	665,000	683,908
Series 2020 A:
5% 10/15/44	215,000	224,575
5% 10/15/49	405,000	420,180
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A:
5% 8/1/29 (Build America Mutual Assurance Insured)	120,000	124,992
5% 8/1/30 (Build America Mutual Assurance Insured)	65,000	67,653
5% 8/1/31 (Build America Mutual Assurance Insured)	125,000	129,941
5% 8/1/32 (Build America Mutual Assurance Insured)	605,000	628,444
West Palm Beach Cmnty. Redev. Agcy. Tax Increment Rev. Series 2019:
5% 3/1/34	1,650,000	1,842,475
5% 3/1/35	1,600,000	1,778,871
Westview North Cmnty. Dev. Distf Series 2022, 6% 6/15/52	500,000	504,145
Wildwood Util. Dependent District Series 2023, 5.5% 10/1/53 (Assured Guaranty Muni. Corp. Insured)	2,250,000	2,498,999
TOTAL FLORIDA		394,837,814
Georgia - 2.1%
Atlanta Arpt. Passenger Facilities Charge Rev. Series 2019 D:
4% 7/1/35 (d)	4,090,000	4,101,492
4% 7/1/37 (d)	850,000	833,892
4% 7/1/39 (d)	1,065,000	1,032,234
4% 7/1/40 (d)	480,000	460,763
Atlanta Arpt. Rev.:
Series 2014 B, 5% 1/1/33	740,000	746,261
Series 2014 C:
5% 1/1/27 (d)	250,000	251,143
5% 1/1/28 (d)	250,000	251,292
5% 1/1/29 (d)	415,000	417,340
Series 2019 B:
5% 7/1/25 (d)	330,000	336,973
5% 7/1/44 (d)	2,090,000	2,162,378
Atlanta Dev. Auth. Rev. (New Downtown Atlanta Stadium Proj.) Series 2015 A1:
5.25% 7/1/40	670,000	685,001
5.25% 7/1/44	3,245,000	3,305,278
Atlanta Dev. Auth. Sr. Health Care Facilities Current Interest Rev. (Georgia Proton Treatment Ctr. Proj.) Series 2017 A1:
6.5% 1/1/29	505,000	227,250
6.75% 1/1/35	2,745,000	1,235,250
7% 1/1/40	2,910,000	1,309,500
Atlanta Gen. Oblig. Series 2022 A1, 5% 12/1/42	3,025,000	3,381,315
Atlanta Urban Redev. Agcy.:
(Atlanta Beltine Trail Completion Proj.) Series 2021, 2.375% 7/1/26 (f)	140,000	133,036
Series 2021 A:
2.875% 7/1/31 (f)	165,000	151,442
3.625% 7/1/42 (f)	340,000	297,419
Series 2021, 3.875% 7/1/51 (f)	430,000	368,861
Atlanta Wtr. & Wastewtr. Rev.:
Series 2001, 5.5% 11/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	240,000	253,853
Series 2015, 5% 11/1/29	750,000	776,203
Series 2018 C, 4% 11/1/37	750,000	756,294
Bainbridge Combined Utils. Rev. Series 2021, 4% 12/1/51	1,315,000	1,235,680
Bibb County Dev. Auth. Rev.:
(USG Real Estate Foundation IX, LLC Proj.) Series 2019, 4% 6/1/44	180,000	166,617
Series 2011 A, 5.75% 7/1/40 (Assured Guaranty Muni. Corp. Insured)	595,000	610,057
Brookhaven Dev. Auth. Rev. Series 2019 A:
4% 7/1/44	5,240,000	5,119,249
4% 7/1/49	1,935,000	1,853,339
5% 7/1/36	150,000	162,973
Burke County Indl. Dev. Auth. Poll. Cont. Rev.:
(Georgia Transmission Corp. Proj.) Series 2012, 2.75% 1/1/52 (b)	1,890,000	1,260,611
Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.15%, tender 6/13/24 (b)	410,000	399,145
Series 2013 1st, 2.925%, tender 3/12/24 (b)	4,420,000	4,356,962
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 1.5%, tender 2/3/25 (b)	2,125,000	2,006,144
Cobb County Dev. Auth. Series 2015 C:
5% 7/15/30	130,000	131,163
5% 7/15/30 (Pre-Refunded to 7/15/25 @ 100)	5,000	5,182
5% 7/15/33	230,000	231,318
5% 7/15/33 (Pre-Refunded to 7/15/25 @ 100)	10,000	10,363
Cobb County Kennestone Hosp. Auth. Rev. (Wellstar Health Sys., Inc. Proj.):
Series 2020 A, 5% 4/1/50	1,360,000	1,399,021
Series 2020 B:
4% 4/1/32	70,000	71,253
4% 4/1/34	70,000	70,950
4% 4/1/36	65,000	65,224
5% 4/1/37	65,000	68,476
5% 4/1/38	70,000	73,380
Cobb-Marietta Coliseum & Exhibit Hall Auth. Rev. Series 1993, 5.625% 10/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	135,000	139,882
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 B, 5%, tender 7/1/29 (b)	1,200,000	1,294,176
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	6,220,000	6,418,630
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/35	75,000	82,026
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (b)	685,000	689,293
Fulton County Dev. Auth. (Robert W. Woodruff Arts Ctr., Inc. Proj.) Series 2015 A, 5% 3/15/36	775,000	798,580
Fulton County Dev. Auth. Hosp. Rev. (Wellstar Health Sys., Inc. Proj.):
Series 2017 A:
5% 4/1/37	390,000	403,373
5% 4/1/42	1,455,000	1,492,111
5% 4/1/47	5,500,000	5,613,212
Series 2020 A, 4% 4/1/50	1,510,000	1,400,482
Fulton County Dev. Auth. Rev.:
(Robert W. Woodruff Arts Ctr., Inc. Proj.) Series 2019 A, 5% 3/15/44	1,085,000	1,139,051
Series 2019 C:
5% 7/1/28	85,000	93,220
5% 7/1/38	70,000	75,350
Series 2019:
4% 6/15/49	340,000	326,222
5% 6/15/44	420,000	451,992
Fulton County Residential Care Facilities:
(Canterbury Court Proj.):
Series 2019 A:
5% 4/1/47 (f)	335,000	275,898
5% 4/1/54 (f)	535,000	424,529
Series 2021 A:
4% 4/1/41 (f)	420,000	312,598
4% 4/1/51 (f)	1,195,000	792,488
(Lenbrook Square Foundation, Inc. Proj.) Series 2016, 5% 7/1/36	250,000	246,452
(Lenbrook Square Foundation, INC. Proj.) Series 2016, 5% 7/1/42	1,395,000	1,300,670
Gainesville & Hall County Dev. Auth. Retirement Cmnty. Rev. Series 2016, 5% 11/15/33	590,000	595,192
Gainesville & Hall County Hosp. Auth. Rev.:
(Northeast Georgia Health Sys., Inc. Proj.):
Series 2014 A:
5.25% 8/15/49 (Pre-Refunded to 2/15/25 @ 100)	3,245,000	3,350,132
5.5% 8/15/54 (Pre-Refunded to 2/15/25 @ 100)	900,000	932,853
Series 2017 A:
5% 2/15/42	850,000	874,233
5% 2/15/45	1,065,000	1,089,528
Series 2017 B, 5.5% 2/15/42	1,405,000	1,487,217
Series 2020 A, 3% 2/15/47	5,845,000	4,354,043
Series 2021 A, 4% 2/15/51	1,000,000	903,283
Georgia Gen. Oblig. Series 2017 C, 5% 7/1/25	2,100,000	2,181,435
Georgia Higher Ed. Facilities Auth. Rev.:
(USG Real Estate Foundation II, LLC Projs.) Series 2019, 5% 6/15/34	265,000	288,938
(USG Real Estate Roundation II, LLC Projs.) Series 2019, 5% 6/15/35	240,000	260,222
Georgia Hsg. & Fin. Auth. Rev.:
Series 2014 A1, 4% 6/1/44	15,000	14,976
Series 2017 A, 4% 12/1/47	225,000	223,469
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 1994 EE, 7.25% 1/1/24 (AMBAC Insured)	120,000	122,564
Series 2015 A, 5.5% 7/1/60	1,360,000	1,374,318
Series 2016 A, 5% 1/1/30	1,950,000	2,051,516
Series 2018 A:
5% 1/1/26	205,000	211,979
5% 1/1/27	375,000	394,045
5% 1/1/28	105,000	111,729
Series 2018 HH:
5% 1/1/26	1,070,000	1,106,427
5% 1/1/27	605,000	633,649
5% 1/1/28	630,000	670,374
5% 1/1/44	500,000	508,878
Series 2019 A:
4% 1/1/49	1,460,000	1,326,888
4% 1/1/49 (Build America Mutual Assurance Insured)	400,000	383,298
5% 1/1/26	80,000	82,723
5% 1/1/30	50,000	53,953
5% 1/1/32	50,000	53,780
5% 1/1/34	105,000	112,583
5% 1/1/35	50,000	53,291
5% 1/1/36	65,000	68,854
5% 1/1/37	60,000	63,024
5% 1/1/38	65,000	67,859
5% 1/1/39	80,000	82,926
5% 1/1/44	265,000	270,873
5% 1/1/49	3,720,000	3,766,477
5% 1/1/56	400,000	407,182
5% 1/1/56	410,000	414,584
Series 2019 B2, 4% 1/1/49	1,300,000	1,113,338
Series 2020 A:
5% 1/1/45	720,000	744,357
5% 1/1/45	250,000	261,237
5% 1/1/50	540,000	551,722
Series 2021 A:
4% 1/1/35 (Assured Guaranty Muni. Corp. Insured)	775,000	785,563
4% 1/1/37 (Assured Guaranty Muni. Corp. Insured)	465,000	463,387
4% 1/1/39 (Assured Guaranty Muni. Corp. Insured)	705,000	696,433
4% 1/1/39 (Assured Guaranty Muni. Corp. Insured)	430,000	422,345
4% 1/1/40 (Assured Guaranty Muni. Corp. Insured)	500,000	490,220
4% 1/1/41 (Assured Guaranty Muni. Corp. Insured)	360,000	350,728
4% 1/1/46 (Assured Guaranty Muni. Corp. Insured)	255,000	243,143
4% 1/1/46 (Assured Guaranty Muni. Corp. Insured)	160,000	153,676
4% 1/1/51	240,000	215,848
4% 1/1/51	240,000	216,230
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	365,000	402,805
5% 1/1/33 (Assured Guaranty Muni. Corp. Insured)	705,000	773,178
5% 1/1/33 (Assured Guaranty Muni. Corp. Insured)	415,000	455,133
5% 1/1/34 (Assured Guaranty Muni. Corp. Insured)	625,000	685,397
5% 1/1/34 (Assured Guaranty Muni. Corp. Insured)	440,000	482,520
5% 1/1/56	480,000	485,375
5% 1/1/56	245,000	248,433
5% 1/1/62 (Assured Guaranty Muni. Corp. Insured)	575,000	592,887
Series 2023 A:
5% 7/1/48 (Assured Guaranty Muni. Corp. Insured)	1,700,000	1,782,940
5% 7/1/64 (Assured Guaranty Muni. Corp. Insured)	1,125,000	1,171,117
5.25% 7/1/64	1,800,000	1,868,719
5.5% 7/1/64	1,990,000	2,049,823
Series GG, 5% 1/1/26	650,000	650,569
Georgia Port Auth. Rev.:
Series 2021, 4% 7/1/51	925,000	901,752
Series 2022:
4% 7/1/47	510,000	498,533
4% 7/1/52	1,805,000	1,757,673
5% 7/1/47	3,700,000	4,029,761
5.25% 7/1/43	400,000	449,726
5.25% 7/1/52	4,275,000	4,707,117
Georgia Road & Thruway Auth. Rev. Series 2020:
5% 6/1/31	1,415,000	1,611,835
5% 6/1/32	2,120,000	2,406,872
Glynn-Brunswick Memorial Hosp. Auth. Rev.:
(Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	270,000	236,071
5% 8/1/39	250,000	250,867
5% 8/1/43	330,000	328,721
(Southwest Georgia Health Sys. Proj.) Series 2020:
4% 8/1/35	65,000	61,602
4% 8/1/36	70,000	65,933
4% 8/1/37	45,000	41,614
Griffin-Spalding County Hosp. (Wellstar Health Sys., Inc. Proj.) Series 2017 A, 5% 4/1/37	440,000	455,087
Hosp. Auth. of Savannah Auth. Rev.:
Series 2013 A, 5.5% 7/1/31	550,000	550,479
Series 2019 A:
4% 7/1/35	275,000	275,183
4% 7/1/36	1,090,000	1,077,675
4% 7/1/39	140,000	135,693
4% 7/1/43	1,285,000	1,230,082
Macon-Bibb County Urban Dev. Auh. Series 2017 A:
5% 6/15/27 (f)	40,000	39,711
5.75% 6/15/37 (f)	220,000	222,198
5.875% 6/15/47 (f)	350,000	350,052
6% 6/15/52 (f)	215,000	215,496
Main Street Natural Gas, Inc.:
Bonds:
Series 2018 A, 4%, tender 9/1/23 (b)	5,000,000	5,002,341
Series 2018 B, 1 month U.S. LIBOR + 0.750% 4.123%, tender 6/1/23 (b)(c)	2,200,000	2,200,295
Series 2018 C, 4%, tender 12/1/23 (b)	5,010,000	5,014,860
Series 2019 B, 4%, tender 12/2/24 (b)	2,690,000	2,696,603
Series 2019 C, 4%, tender 9/1/26 (b)	5,635,000	5,613,299
Series 2021 A, 4%, tender 9/1/27 (b)	44,645,000	44,442,754
Series 2021 C, 4%, tender 12/1/28 (b)	8,770,000	8,699,106
Series 2022 B, 5%, tender 6/1/29 (b)	3,825,000	3,990,681
Series 2022 E, 4%, tender 12/1/29 (b)	13,870,000	13,701,235
Series 2023 A, 5%, tender 6/1/30 (b)	5,000,000	5,200,726
Series 2023 B, 5%, tender 3/1/30 (b)	1,340,000	1,412,894
Series 2019 A:
4% 5/15/39	250,000	224,619
5% 5/15/31	2,410,000	2,484,008
5% 5/15/32	740,000	762,144
5% 5/15/34	480,000	493,718
5% 5/15/35	250,000	259,316
5% 5/15/36	750,000	769,659
5% 5/15/43	865,000	855,264
5% 5/15/49	1,250,000	1,235,696
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Series 2007 A:
5.5% 9/15/26	2,590,000	2,666,474
5.5% 9/15/28	370,000	389,304
Marietta Dev. Auth. Rev.:
(Life Univ., Inc. Proj.) Series 2017 A:
5% 11/1/27 (f)	485,000	485,928
5% 11/1/37 (f)	395,000	376,629
(Life Univ., Inc. Proj.) Series 2017 A, 5% 11/1/47 (f)	1,550,000	1,385,357
Monroe County Dev. Auth. Poll. Cont. Rev.:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	70,000	66,331
Bonds (Oglethorpe Pwr. Corp. Scherer Proj.) Series 2013 A, 1.5%, tender 2/3/25 (b)	1,300,000	1,227,288
Paulding County Hosp. Auth. Rev. Series 2022 A:
5% 4/1/26	15,000	15,597
5% 4/1/27	10,000	10,551
5% 4/1/28	25,000	26,768
5% 4/1/29	20,000	21,707
5% 4/1/30	15,000	16,456
5% 4/1/31	20,000	22,128
5% 4/1/32	15,000	16,756
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.):
Series 2014, 5% 4/1/24 (Escrowed to Maturity)	610,000	618,392
Series 2021:
4% 4/1/37	705,000	718,584
4% 4/1/38	85,000	86,489
4% 4/1/40	80,000	81,428
5% 4/1/27	25,000	26,470
5% 4/1/30	390,000	434,130
5% 4/1/31	40,000	45,134
5% 4/1/36	490,000	547,002
Series 2016 B, 5% 10/1/38	865,000	896,158
Series 2020 B:
4% 9/1/37	950,000	976,501
4% 9/1/38	1,425,000	1,445,849
4% 9/1/40	2,250,000	2,258,433
5% 9/1/25	875,000	910,865
5% 9/1/30	1,300,000	1,491,801
5% 9/1/31	155,000	176,771
5% 9/1/32	895,000	1,019,784
5% 9/1/33	140,000	159,322
Series A:
5% 6/1/23	25,000	25,000
5% 6/1/24	45,000	45,590
Savannah Econ. Dev. Auth. Rev. (The Marshes of Skidaway Island Proj.) Series 2013, 7.25% 1/1/44 (Pre-Refunded to 1/1/24 @ 100)	1,345,000	1,373,352
Walton County Wtr. & Sew Auth. Series 2022, 5% 2/1/53	450,000	490,751
World Congress Ctr. Auth. Convention Ctr. Hotel Second Tier Rev.:
Series 2021 A:
2.375% 1/1/31	390,000	330,280
4% 1/1/36	1,330,000	1,224,433
4% 1/1/54	7,110,000	5,728,210
Series 2021 B:
3.625% 1/1/31 (f)	505,000	444,366
5% 1/1/36 (f)	710,000	653,188
5% 1/1/54 (f)	4,145,000	3,333,283
TOTAL GEORGIA		275,076,021
Guam - 0.1%
Guam Dept. of Ed. (John F. Kennedy High School Rfdg. And Energy Efficiency Proj.) Series 2020 A, 5% 2/1/40	250,000	247,633
Guam Govt. Bus. Privilege Tax Rev.:
Series 2015 D:
5% 11/15/34	300,000	302,691
5% 11/15/35	300,000	301,612
Series 2021 F:
4% 1/1/42	705,000	618,012
5% 1/1/28	60,000	61,894
5% 1/1/29	315,000	326,590
5% 1/1/30	375,000	389,661
5% 1/1/31	395,000	412,214
Series 2021, 4% 1/1/36	2,115,000	1,998,634
Guam Int'l. Arpt. Auth. Rev.:
Series 2013 C, 6.125% 10/1/43 (Pre-Refunded to 10/1/23 @ 100) (d)	690,000	695,046
Series 2021 A:
3.839% 10/1/36	180,000	144,126
4.46% 10/1/43	205,000	154,905
Series 2023 A:
5.25% 10/1/30 (d)(h)	1,500,000	1,532,373
5.375% 10/1/40 (d)(h)	525,000	513,464
Guam Pwr. Auth. Rev. Series 2022 A:
5% 10/1/38	1,000,000	1,040,849
5% 10/1/43	200,000	205,081
5% 10/1/44	1,350,000	1,380,723
Guam Wtrwks. Auth. Wtr. and Wastewtr. Sys. Rev.:
Series 2013:
5.25% 7/1/33 (Pre-Refunded to 7/1/23 @ 100)	50,000	50,065
5.5% 7/1/43 (Pre-Refunded to 7/1/23 @ 100)	250,000	250,374
Series 2016, 5% 1/1/46	1,500,000	1,512,519
Series 2020 A, 5% 1/1/50	1,760,000	1,764,479
Port Auth. of Guam Port Rev. Series 2018 A, 5% 7/1/48	250,000	254,240
TOTAL GUAM		14,157,185
Hawaii - 0.2%
Hawaii Arpts. Sys. Rev.:
Series 2018 A:
5% 7/1/29 (d)	155,000	164,537
5% 7/1/30 (d)	185,000	196,379
5% 7/1/31 (d)	175,000	185,789
5% 7/1/32 (d)	185,000	196,270
5% 7/1/33 (d)	185,000	196,142
5% 7/1/43 (d)	1,770,000	1,816,984
5% 7/1/48 (d)	10,030,000	10,231,958
Series 2022 A:
4% 7/1/40 (d)	250,000	239,981
5% 7/1/47 (d)	1,000,000	1,040,806
Hawaii Dept. of Budget & Fin. Spl. Purp. Rev.:
Series 2013 A, 6.875% 7/1/43 (f)	300,000	300,184
Series 2019, 3.5% 10/1/49 (d)	1,700,000	1,413,952
Hawaii Gen. Oblig.:
Series 2016 FB, 4% 4/1/31	1,100,000	1,127,113
Series 2016 FH, 4% 10/1/30	1,750,000	1,794,370
Series 2017 FK, 4% 5/1/32	700,000	723,221
Series 2020 A:
4% 7/1/33 (d)	100,000	100,496
4% 7/1/34 (d)	85,000	85,374
4% 7/1/35 (d)	60,000	59,964
4% 7/1/36 (d)	150,000	148,092
Series 2020 C:
4% 7/1/37	60,000	60,583
4% 7/1/38	70,000	70,350
4% 7/1/40	60,000	59,084
Series FG, 5% 10/1/27	65,000	68,970
Honolulu City & County Gen. Oblig.:
(Honolulu Rail Transit Proj.) Series 2020 B, 5% 3/1/29	4,975,000	5,557,662
Series 2016 C, 4% 10/1/31	720,000	738,163
Series 2018 A, 5% 9/1/41	130,000	139,212
Series 2019 A, 5% 9/1/24	50,000	51,028
Series 2022 A:
5% 11/1/24	605,000	619,295
5% 11/1/25	270,000	281,641
Honolulu City and County Wastewtr. Sys.:
Series 2015 A, 5% 7/1/40 (Pre-Refunded to 7/1/25 @ 100)	55,000	56,964
Series 2015 B, 4% 7/1/29	1,550,000	1,583,801
Kauai County Hawaii Cmnty. Facilities D Series 2022:
4.375% 5/15/42	250,000	221,456
5% 5/15/51	500,000	483,904
TOTAL HAWAII		30,013,725
Idaho - 0.2%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2014 A, 5% 3/1/39	2,575,000	2,590,850
Series 2015 ID:
5% 12/1/24	30,000	30,725
5.5% 12/1/27	180,000	186,456
Idaho Hsg. & Fin. Assn Sales Tax Series 2023 A, 5.25% 8/15/48	12,675,000	14,136,269
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/24	40,000	40,705
5% 7/15/25	40,000	41,442
5% 7/15/26	30,000	31,701
Series 2019 A:
4% 1/1/50	115,000	113,737
5% 7/15/37	1,400,000	1,507,389
Series 2021 A:
5% 7/15/29	190,000	210,979
5% 7/15/30	65,000	73,092
5% 7/15/31	40,000	45,605
5% 7/15/32	80,000	91,115
Idaho Hsg. and Fin. Assoc. (Gem Prep: Meridian Proj.) Series 2022 A, 4% 5/1/57	250,000	209,044
Pwr. County Idaho Indl. Dev. Corp. Solid Waste Disp. Rev. Series 1999, 6.45% 8/1/32 (d)	640,000	642,191
Spring Valley Cmnty. Infrastructure District No. 1 Eagle Spl. Assessment Series 2021, 3.75% 9/1/51 (f)	3,027,000	2,237,269
TOTAL IDAHO		22,188,569
Illinois - 6.1%
Bridgeview Fin. Corp. Series 2017 A, 5% 12/1/42	250,000	237,168
Bridgeview Gen. Oblig.:
Series 2005, 5.14% 12/1/36	1,960,000	1,779,120
Series 2015 A, 5.625% 12/1/41	250,000	231,241
Carol Stream Park District Dupage County Series 2020 C, 3% 11/1/32	265,000	256,761
Champaign County Cmnty. Unit:
Series 2019:
4% 6/1/26	5,000	5,103
4% 6/1/27	55,000	56,613
4% 6/1/28	40,000	41,489
4% 6/1/29	100,000	104,658
4% 6/1/30	65,000	68,048
4% 6/1/31	80,000	83,591
4% 6/1/34	65,000	67,508
4% 6/1/35	85,000	88,023
4% 6/1/36	100,000	102,656
Series 2020 A:
5% 1/1/29	45,000	49,143
5% 1/1/30	40,000	43,613
5% 1/1/31	55,000	59,872
5% 1/1/33	105,000	113,923
Chicago Board of Ed.:
Series 1998 B, 0% 12/1/30	250,000	181,331
Series 1998 B1:
0% 12/1/23	3,115,000	3,049,350
0% 12/1/26 (FGIC Insured)	725,000	626,968
0% 12/1/27 (FGIC Insured)	2,180,000	1,808,939
0% 12/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	830,000	660,191
0% 12/1/29 (Assured Guaranty Muni. Corp. Insured)	1,995,000	1,546,067
Series 1999 A:
0% 12/1/23 (FGIC Insured)	280,000	274,099
0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,750,000	2,378,156
0% 12/1/27 (FGIC Insured)	250,000	207,447
0% 12/1/28 (FGIC Insured)	2,110,000	1,678,316
0% 12/1/29	700,000	532,217
0% 12/1/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	305,000	221,224
5.25% 12/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	740,000	743,601
5.5% 12/1/26 (Assured Guaranty Corp. Insured) (FGIC Insured)	500,000	525,293
Series 2005 A:
5.5% 12/1/29 (AMBAC Insured)	165,000	174,659
5.5% 12/1/30 (AMBAC Insured)	120,000	128,119
5.5% 12/1/31 (AMBAC Insured)	330,000	354,412
Series 2012 A, 5% 12/1/42	2,605,000	2,498,496
Series 2013 A, 5.5% 12/1/28 (AMBAC Insured)	245,000	256,845
Series 2015 C:
5.25% 12/1/35	130,000	130,277
5.25% 12/1/39	260,000	260,296
Series 2016 A, 7% 12/1/44	505,000	530,108
Series 2016 B, 6.5% 12/1/46	40,000	41,833
Series 2016, 6% 4/1/46	6,950,000	7,267,789
Series 2017 A, 7% 12/1/46 (f)	640,000	689,808
Series 2017 B, 7% 12/1/42 (f)	300,000	324,610
Series 2017 C:
5% 12/1/24	805,000	814,066
5% 12/1/25	560,000	572,648
5% 12/1/26	65,000	67,059
5% 12/1/30	310,000	319,354
Series 2017 D:
5% 12/1/23	360,000	361,605
5% 12/1/24	215,000	217,421
5% 12/1/31	475,000	489,073
Series 2017 G:
5% 12/1/34	570,000	583,018
5% 12/1/44	600,000	582,669
Series 2017 H:
5% 12/1/36	1,050,000	1,060,508
5% 12/1/46	1,020,000	983,133
Series 2017:
5% 4/1/36	215,000	220,482
5% 4/1/37	210,000	214,399
5% 4/1/42	655,000	660,532
5% 4/1/46	1,200,000	1,204,552
Series 2018 A:
5% 12/1/24 (Assured Guaranty Muni. Corp. Insured)	295,000	298,813
5% 12/1/25	70,000	71,581
5% 12/1/26	70,000	72,217
5% 12/1/27 (Assured Guaranty Muni. Corp. Insured)	1,250,000	1,309,777
5% 12/1/28	575,000	600,672
5% 12/1/29	250,000	259,590
5% 12/1/30	835,000	865,720
5% 12/1/32	100,000	103,087
5% 12/1/34 (Assured Guaranty Muni. Corp. Insured)	100,000	105,278
5% 12/1/35	70,000	71,099
5% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	100,000	104,743
Series 2018 C:
5% 12/1/24	100,000	101,126
5% 12/1/25	580,000	593,100
5% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	500,000	529,016
5% 12/1/31 (Assured Guaranty Muni. Corp. Insured)	1,100,000	1,163,527
5% 12/1/32 (Assured Guaranty Muni. Corp. Insured)	900,000	951,350
5% 12/1/46	5,935,000	5,736,001
Series 2018:
5% 4/1/38	290,000	296,398
5% 4/1/42	1,060,000	1,071,053
5% 4/1/46	300,000	301,407
Series 2019 A:
5% 12/1/23	140,000	140,624
5% 12/1/25	140,000	143,162
5% 12/1/26	115,000	118,643
5% 12/1/28	405,000	423,082
5% 12/1/29	175,000	183,497
5% 12/1/30	1,040,000	1,084,448
5% 12/1/31	465,000	483,269
5% 12/1/33	1,090,000	1,126,387
Series 2021 A:
5% 12/1/35	2,500,000	2,569,325
5% 12/1/36	195,000	199,261
5% 12/1/37	600,000	608,797
5% 12/1/39	2,690,000	2,700,633
5% 12/1/40	2,015,000	2,013,454
Series 2021 B:
5% 12/1/31	300,000	315,102
5% 12/1/36	615,000	628,438
Series 2022 A:
4% 12/1/47	3,485,000	2,977,449
5% 12/1/43	7,015,000	6,961,673
5% 12/1/47	5,335,000	5,215,595
Series 2022 B:
4% 12/1/35	1,535,000	1,441,803
4% 12/1/36	2,880,000	2,679,462
4% 12/1/38	475,000	434,013
4% 12/1/39	1,000,000	907,627
4% 12/1/40	265,000	238,219
4% 12/1/41	1,655,000	1,475,486
Series 2023:
5% 4/1/45	745,000	764,730
5.75% 4/1/48	7,445,000	8,078,651
Chicago Gen. Oblig.:
(Cap. Impt. Proj.) Series 1999, 0% 1/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,790,000	1,590,465
(City Colleges Proj.) Series 1999, 0% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,065,000	1,892,198
Series 2005 D, 5.5% 1/1/40	1,690,000	1,715,953
Series 2007 E, 5.5% 1/1/35	210,000	214,189
Series 2013 A, 5.5% 1/1/33	195,000	199,215
Series 2014 A:
5% 1/1/35	250,000	252,213
5.25% 1/1/29	475,000	479,880
Series 2015 C:
5% 1/1/25	340,000	346,505
5% 1/1/38	500,000	504,218
Series 2017 A:
5.625% 1/1/31	60,000	63,644
5.75% 1/1/34	250,000	265,792
6% 1/1/38	1,000,000	1,063,539
6% 1/1/38	11,975,000	12,691,336
Series 2019 A:
5% 1/1/39	820,000	833,530
5% 1/1/40	740,000	750,349
5% 1/1/44	5,350,000	5,255,325
5.5% 1/1/35	565,000	606,153
5.5% 1/1/49	6,080,000	6,294,903
Series 2020 A:
5% 1/1/25	155,000	157,966
5% 1/1/26	1,055,000	1,088,691
5% 1/1/27	2,050,000	2,138,385
5% 1/1/28	2,955,000	3,112,509
5% 1/1/29	3,820,000	4,060,290
5% 1/1/30	4,310,000	4,618,237
5% 1/1/32	85,000	90,649
Series 2021 A:
4% 1/1/35	780,000	763,399
4% 1/1/36	1,500,000	1,433,796
5% 1/1/29	1,670,000	1,775,048
5% 1/1/31	95,000	102,640
5% 1/1/32	5,245,000	5,655,843
5% 1/1/33	990,000	1,066,229
5% 1/1/34	705,000	758,324
Series 2021 B:
4% 1/1/32	82,000	81,218
4% 1/1/38	360,000	332,616
Series 2023 A:
5.25% 1/1/38	10,840,000	11,548,019
5.5% 1/1/39	1,630,000	1,761,357
5.5% 1/1/40	600,000	645,114
5.5% 1/1/41	6,235,000	6,579,332
5.5% 1/1/43	955,000	1,002,299
Chicago Heights Ill Series 2018 B, 5.25% 12/1/34	250,000	274,415
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago:
Series 2014 A, 5% 12/1/44 (Pre-Refunded to 12/1/24 @ 100)	2,650,000	2,713,290
Series 2014 B, 5% 12/1/39 (Pre-Refunded to 12/1/24 @ 100)	2,435,000	2,493,155
Chicago Midway Arpt. Rev.:
Series 2013 A, 5.5% 1/1/29 (d)	565,000	565,433
Series 2013 B, 5% 1/1/25	40,000	40,049
Series 2014 A:
5% 1/1/28 (d)	250,000	251,092
5% 1/1/31 (d)	325,000	326,670
5% 1/1/33 (d)	1,715,000	1,723,612
5% 1/1/34 (d)	1,025,000	1,029,964
Series 2016 A:
4% 1/1/33 (d)	905,000	905,860
5% 1/1/28 (d)	245,000	251,100
Series 2016 B:
4% 1/1/35	235,000	235,601
5% 1/1/36	495,000	511,179
5% 1/1/37	625,000	643,512
5% 1/1/46	660,000	670,432
Chicago Motor Fuel Tax Rev. Series 2013, 5% 1/1/33 (Pre-Refunded to 1/1/24 @ 100)	955,000	963,453
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A, 5% 1/1/30	250,000	250,256
Series 2013:
5.25% 1/1/32 (Assured Guaranty Muni. Corp. Insured)	200,000	200,245
5.25% 1/1/33 (Assured Guaranty Muni. Corp. Insured)	100,000	100,121
5.75% 1/1/38	1,690,000	1,692,106
Series 2015 A:
5% 1/1/27 (d)	1,475,000	1,493,302
5% 1/1/31 (d)	735,000	746,247
5% 1/1/34 (d)	1,975,000	2,002,445
Series 2015 B:
5% 1/1/28	635,000	648,876
5% 1/1/32	65,000	66,518
5% 1/1/33	600,000	613,892
Series 2015 C:
5% 1/1/31 (d)	785,000	796,651
5% 1/1/32 (d)	800,000	811,785
5% 1/1/33 (d)	725,000	735,309
5% 1/1/46 (d)	2,975,000	2,980,945
Series 2015 D, 5% 1/1/46	240,000	242,260
Series 2015:
5% 1/1/34 (d)	675,000	684,380
5% 1/1/35 (d)	120,000	121,571
Series 2016 B:
5% 1/1/34	900,000	935,017
5% 1/1/35	540,000	560,566
5% 1/1/41	360,000	367,151
Series 2016 C:
5% 1/1/32	265,000	275,740
5% 1/1/33	405,000	421,278
5% 1/1/34	470,000	488,287
Series 2016 D, 5% 1/1/47	3,420,000	3,507,861
Series 2016 G:
5% 1/1/37 (d)	245,000	252,569
5% 1/1/42 (d)	245,000	249,654
5% 1/1/47 (d)	395,000	400,688
5% 1/1/52 (d)	365,000	369,203
5.25% 1/1/29 (d)	40,000	42,030
5.25% 1/1/31 (d)	50,000	52,628
Series 2017 A, 5% 1/1/31	430,000	456,139
Series 2017 B:
5% 1/1/34	85,000	90,103
5% 1/1/35	395,000	416,893
5% 1/1/36	90,000	94,288
5% 1/1/37	1,395,000	1,455,578
5% 1/1/38	125,000	130,104
Series 2017 C:
5% 1/1/30	75,000	79,529
5% 1/1/31	75,000	79,559
5% 1/1/32	80,000	84,843
Series 2017 D:
5% 1/1/28 (d)	365,000	379,475
5% 1/1/29 (d)	305,000	317,948
5% 1/1/32 (d)	330,000	344,519
5% 1/1/34 (d)	495,000	516,027
5% 1/1/35 (d)	365,000	379,352
5% 1/1/36 (d)	450,000	465,772
5% 1/1/37 (d)	245,000	252,569
5% 1/1/52 (d)	500,000	505,757
Series 2018 A:
5% 1/1/37 (d)	2,675,000	2,798,920
5% 1/1/38 (d)	70,000	72,831
5% 1/1/39 (d)	2,415,000	2,505,751
5% 1/1/48 (d)	1,995,000	2,038,656
5% 1/1/53 (d)	690,000	702,443
Series 2018 B:
5% 1/1/36	145,000	156,623
5% 1/1/37	210,000	225,032
5% 1/1/48	735,000	763,187
5% 1/1/53	90,000	92,873
Series 2020 A:
4% 1/1/36 (Assured Guaranty Muni. Corp. Insured)	1,900,000	1,931,876
4% 1/1/37	2,290,000	2,305,348
4% 1/1/38	45,000	45,312
Series 2022 A:
4.5% 1/1/48 (d)	4,235,000	4,081,791
4.625% 1/1/53 (d)	2,325,000	2,272,184
5.25% 1/1/45 (Assured Guaranty Muni. Corp. Insured) (d)	500,000	533,456
5.5% 1/1/53 (Assured Guaranty Muni. Corp. Insured) (d)	5,750,000	6,161,841
5.5% 1/1/55 (d)	740,000	781,439
Series 2022 C:
5% 1/1/37 (d)	1,000,000	1,067,266
5% 1/1/38 (d)	1,000,000	1,058,641
5% 1/1/39 (d)	1,400,000	1,476,220
5% 1/1/41 (d)	2,000,000	2,093,866
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/33 (d)	155,000	158,914
5% 7/1/38 (d)	715,000	717,221
5% 7/1/48 (d)	5,175,000	5,065,600
Chicago Transit Auth.:
Series 2017:
5% 12/1/46	1,105,000	1,121,822
5% 12/1/51	1,060,000	1,075,526
Series 2020 A:
4% 12/1/50 (Build America Mutual Assurance Insured)	1,635,000	1,568,973
4% 12/1/55	1,035,000	930,828
5% 12/1/45	2,165,000	2,256,544
5% 12/1/55	360,000	370,067
Series 2022 A:
4% 12/1/49	1,205,000	1,105,696
5% 12/1/57	2,115,000	2,174,121
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/23	270,000	270,000
5% 6/1/25	75,000	76,812
5% 6/1/26	120,000	124,827
Chicago Wastewtr. Transmission Rev.:
Series 2008 C:
5% 1/1/31	415,000	422,179
5% 1/1/33	140,000	142,593
5% 1/1/34	140,000	142,310
5% 1/1/35	140,000	142,154
5% 1/1/39	690,000	696,165
Series 2014:
5% 1/1/33	250,000	251,613
5% 1/1/44	1,850,000	1,855,540
5% 1/1/44	1,445,000	1,448,916
Series 2017 A:
5% 1/1/47	385,000	390,037
5.25% 1/1/42 (Assured Guaranty Muni. Corp. Insured)	1,250,000	1,287,324
Series 2017 B:
5% 1/1/30	1,150,000	1,207,519
5% 1/1/36	970,000	997,467
5% 1/1/38	240,000	245,198
Series 2023 A:
5.25% 1/1/53 (Assured Guaranty Muni. Corp. Insured)	1,750,000	1,889,406
5.25% 1/1/58 (Assured Guaranty Muni. Corp. Insured)	3,000,000	3,238,982
Chicago Wtr. Rev.:
Series 2004, 5% 11/1/25	280,000	289,630
Series 2012, 4% 11/1/37	400,000	400,122
Series 2014:
5% 11/1/39	2,855,000	2,884,521
5% 11/1/44	370,000	372,719
Series 2016 A1, 5% 11/1/27	190,000	197,288
Series 2017 2:
5% 11/1/28 (Assured Guaranty Muni. Corp. Insured)	250,000	265,592
5% 11/1/30 (Assured Guaranty Muni. Corp. Insured)	750,000	795,620
5% 11/1/32 (Assured Guaranty Muni. Corp. Insured)	1,240,000	1,320,235
5% 11/1/33 (Assured Guaranty Muni. Corp. Insured)	1,450,000	1,541,035
5% 11/1/34 (Assured Guaranty Muni. Corp. Insured)	1,445,000	1,527,280
5% 11/1/37 (Assured Guaranty Muni. Corp. Insured)	575,000	597,539
5% 11/1/38 (Assured Guaranty Muni. Corp. Insured)	750,000	777,919
Series 2017:
5% 11/1/29	240,000	253,049
5.25% 11/1/33 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,072,936
5.25% 11/1/33 (Assured Guaranty Muni. Corp. Insured)	25,000	25,007
5.25% 11/1/35 (Assured Guaranty Muni. Corp. Insured)	750,000	796,949
Series 2023 A, 5.5% 11/1/62 (Assured Guaranty Muni. Corp. Insured)	750,000	823,975
Cmnty. High School District # 212 Series 2016 C:
5% 12/1/30	750,000	765,159
5% 12/1/31	250,000	255,016
Cook County Cmnty. College District Series 2017, 5% 12/1/47	2,060,000	2,129,595
Cook County Cmnty. Consolidated School District No. 59 Series 2020:
4% 3/1/24	60,000	60,277
5% 3/1/25	55,000	56,702
5% 3/1/26	80,000	84,271
5% 3/1/27	80,000	86,099
5% 3/1/28	85,000	93,504
Cook County Gen. Oblig.:
Series 2016 A:
5% 11/15/26	690,000	726,311
5% 11/15/27	340,000	356,987
5% 11/15/28	445,000	467,085
5% 11/15/29	890,000	934,169
5% 11/15/30	605,000	634,824
Series 2021 A:
5% 11/15/31	235,000	263,104
5% 11/15/32	155,000	173,167
5% 11/15/33	1,475,000	1,639,932
Series 2021 B:
4% 11/15/25	560,000	566,504
4% 11/15/26	285,000	290,778
4% 11/15/27	290,000	298,756
4% 11/15/28	145,000	150,517
Series 2022 A, 5% 11/15/24	595,000	605,261
Cook County Sales Tax Rev.:
Series 2021 A:
4% 11/15/39	295,000	289,218
4% 11/15/40	665,000	646,497
4% 11/15/41	905,000	874,401
5% 11/15/38	230,000	245,315
Series 2022 A, 5.25% 11/15/45	1,150,000	1,231,482
Du Page Cook&Will Cntys 502 Series 2013 A, 5% 6/1/26	725,000	725,000
Elk Grove Village Series 2017:
5% 1/1/34	325,000	347,463
5% 1/1/36	315,000	334,580
Galesburg Rev. (Knox College Proj.) Series 2021 A, 4% 10/1/46	250,000	212,583
Grundy & Will Counties Cmnty. School Gen. Oblig. Series 2018, 5% 2/1/29	40,000	42,919
Illinois Dev. Fin. Auth. Envir. Facilities Rev. Series 2002, 8% 6/1/32 (d)	245,000	245,195
Illinois Fin. Auth.:
Bonds Series 2021 B, 5%, tender 8/15/31 (b)	1,025,000	1,122,998
Series 2020 A:
3% 5/15/50	4,750,000	3,219,568
3% 5/15/50 (Build America Mutual Assurance Insured)	2,195,000	1,567,273
3.25% 8/15/49	3,985,000	3,059,649
4% 8/15/39	930,000	902,275
4% 8/15/40	500,000	478,682
4% 5/15/50	5,570,000	4,848,219
5% 8/15/35	480,000	533,776
Series 2021 A:
2.25% 7/1/33 (d)	115,000	94,672
5.125% 11/1/55 (f)	680,000	562,231
Series 2021 B, 7% 11/1/37 (f)	210,000	205,124
Series 2021:
4% 10/1/33	170,000	155,505
5% 10/1/31	240,000	241,646
Series 2022 A:
5% 8/15/47	10,000,000	10,566,984
5% 8/15/51	2,075,000	2,179,109
5% 8/15/52	2,750,000	2,882,915
5.5% 10/1/42	1,300,000	1,292,326
5.5% 10/1/47	1,820,000	1,782,014
6.125% 5/15/35	1,045,000	1,067,884
6.125% 5/15/36	1,215,000	1,240,722
Series 2022 B1, 6% 11/15/27	650,000	650,638
Series 2022:
5% 3/1/34	90,000	91,605
5% 3/1/38	110,000	107,532
5% 3/1/42	70,000	67,281
5% 6/1/44	500,000	530,454
5% 3/1/47	125,000	118,369
5% 6/1/47	375,000	395,639
5% 3/1/52	110,000	102,003
Series 2023 A:
5.25% 8/1/38 (f)	300,000	300,446
5.5% 8/1/43 (f)	360,000	362,479
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/27	15,000	15,959
5% 10/1/28	15,000	16,230
5% 10/1/31	10,000	10,908
5% 10/1/32	15,000	16,270
5% 10/1/33	30,000	32,305
5% 10/1/35	15,000	15,979
5% 10/1/36	15,000	15,828
5% 10/1/37	20,000	20,965
5% 10/1/38	20,000	20,870
5% 10/1/39	35,000	36,390
5% 10/1/44	305,000	314,061
5% 10/1/49	370,000	379,053
5% 10/1/51	390,000	398,626
Illinois Fin. Auth. Health Svcs. Facility Lease Rev. (Provident Group - UIC Surgery Ctr. LLC - Univ. of Illinois Health Svcs. Facility Proj.) Series 2020, 4% 10/1/50	1,440,000	1,188,115
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/29	150,000	154,420
5% 8/1/30	110,000	113,191
5% 8/1/31	130,000	133,628
5% 8/1/32	150,000	153,927
(Depaul Univ. Proj.):
Series 2016 A:
4% 10/1/34	120,000	120,657
5% 10/1/29	120,000	126,356
5% 10/1/30	120,000	126,300
Series 2016 A:
4% 10/1/31	85,000	85,676
5% 10/1/33	85,000	89,245
(Franciscan Cmntys. Proj.) Series 2017 A, 5% 5/15/37	545,000	535,325
(Franciscan Communitites Proj.) Series 2017 A, 5% 5/15/47	220,000	197,888
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	65,000	67,141
5% 7/15/27	75,000	80,259
5% 7/15/30	85,000	92,160
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	4,755,000	4,352,619
5% 5/15/43	5,635,000	5,709,867
(Presence Health Proj.) Series 2016 C:
3.625% 2/15/32	140,000	140,460
4% 2/15/33	30,000	30,389
5% 2/15/29	945,000	1,001,777
5% 2/15/36	780,000	816,237
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C:
5% 8/1/46	295,000	287,692
5% 8/1/49	190,000	184,595
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	125,000	127,824
(The Admiral at the Lake Proj.) Series 2017:
5% 5/15/33	1,910,000	1,660,458
5.125% 5/15/38	1,550,000	1,263,271
5.25% 5/15/42	280,000	219,400
5.25% 5/15/54	1,690,000	1,208,605
Series 2008 A1, 4% 11/1/30	940,000	946,154
Series 2013 A, 6% 7/1/43	1,345,000	1,347,577
Series 2013:
5% 11/15/28	350,000	350,175
5% 11/15/29	170,000	170,094
Series 2015 A:
5% 11/15/31	195,000	201,006
5% 12/1/37	250,000	253,059
Series 2015 C:
4.125% 8/15/37	105,000	97,897
5% 8/15/35	1,800,000	1,833,202
5% 8/15/44	5,995,000	5,990,583
Series 2015:
5.25% 5/15/45 (Pre-Refunded to 5/15/25 @ 100)	170,000	176,425
5.25% 5/15/50 (Pre-Refunded to 5/15/25 @ 100)	455,000	472,197
6.125% 11/15/35	440,000	443,010
6.375% 11/15/43	565,000	567,958
Series 2016 A:
5% 2/15/24	55,000	55,530
5% 8/15/25	75,000	77,487
5% 8/15/25 (Escrowed to Maturity)	290,000	300,077
5% 7/1/28 (Pre-Refunded to 7/1/26 @ 100)	150,000	158,473
5% 2/15/29	625,000	652,676
5% 2/15/30	660,000	691,403
5% 7/1/30 (Pre-Refunded to 7/1/26 @ 100)	85,000	89,802
5% 2/15/31	535,000	560,589
5% 7/1/31 (Pre-Refunded to 7/1/26 @ 100)	150,000	158,473
5% 2/15/32	515,000	539,498
5% 7/1/33 (Pre-Refunded to 7/1/26 @ 100)	185,000	195,450
5% 7/1/34 (Pre-Refunded to 7/1/26 @ 100)	660,000	697,282
5% 8/15/35 (Pre-Refunded to 8/15/26 @ 100)	65,000	68,523
5% 7/1/36 (Pre-Refunded to 7/1/26 @ 100)	400,000	422,595
5% 8/15/36 (Pre-Refunded to 8/15/26 @ 100)	245,000	258,279
5.25% 8/15/29 (Pre-Refunded to 8/15/26 @ 100)	55,000	58,396
5.25% 8/15/31 (Pre-Refunded to 8/15/26 @ 100)	75,000	79,631
Series 2016 B:
5% 8/15/30	170,000	180,103
5% 8/15/31	895,000	946,284
5% 8/15/32	735,000	774,105
5% 8/15/33	255,000	267,945
5% 8/15/34	1,050,000	1,102,855
5% 8/15/36	1,275,000	1,326,535
Series 2016 C:
3.75% 2/15/34	215,000	216,199
4% 2/15/36	925,000	928,568
4% 2/15/41	4,965,000	4,788,291
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	120,000	123,538
5% 2/15/24	5,000	5,050
5% 2/15/31	3,685,000	3,904,318
5% 2/15/32	535,000	566,078
5% 2/15/34	555,000	584,700
5% 2/15/41	870,000	897,845
Series 2016 D, 4% 2/15/46 (Pre-Refunded to 2/15/26 @ 100)	5,565,000	5,690,378
Series 2016:
4% 12/1/35	25,000	24,904
5% 5/15/29	150,000	155,848
5% 12/1/29	270,000	280,630
5% 5/15/30	320,000	331,775
5% 12/1/33	285,000	294,462
5% 5/15/36	195,000	162,569
5% 5/15/40	175,000	135,924
5% 12/1/40	140,000	141,847
5% 12/1/46	6,040,000	6,075,950
Series 2017 A:
5% 1/1/34 (Pre-Refunded to 1/1/27 @ 100)	490,000	522,025
5% 1/1/35 (Pre-Refunded to 1/1/27 @ 100)	490,000	522,025
5% 8/1/42	210,000	208,211
5% 3/1/47	2,135,000	2,160,395
5% 8/1/47	245,000	239,328
Series 2017:
5% 1/1/29	405,000	435,121
5% 2/15/32	160,000	157,880
5% 7/1/33	190,000	203,349
5% 7/1/34	835,000	890,971
5% 7/1/35	170,000	180,939
5% 2/15/37	300,000	135,000
5.125% 2/15/45	300,000	135,000
5.25% 2/15/37	115,000	113,008
Series 2018 A, 5% 10/1/41	190,000	199,646
Series 2019 A, 3% 7/1/35 (d)	160,000	139,484
Series 2019:
4% 9/1/35	375,000	329,299
4% 9/1/37	1,020,000	858,505
4% 9/1/39	55,000	44,972
5% 9/1/30	10,000	10,047
5% 9/1/38	50,000	47,074
Illinois Fin. Auth. Student Hsg. and Academic Facility Rev.:
(CHF - Chicago, LLC - Univ. of Illinois At Chicago Proj.) Series 2017 A, 5% 2/15/28	40,000	40,648
(CHF - Chicago, LLC - Univ. of Illinois at Chicago Proj.) Series 2017 A, 5% 2/15/37	100,000	98,490
(CHF - Chicago, LLC - Univ. of Illinois At Chicago Proj.) Series 2017 A:
5% 2/15/47	1,130,000	1,052,741
5% 2/15/50	1,010,000	927,771
Illinois Fin. Auth. Wtr. Facilities Rev. Bonds (American Wtr. Cap. Corp. Proj.) Series 2020, 0.7%, tender 9/1/23 (b)	395,000	391,630
Illinois Gen. Oblig.:
Series 2006:
5.5% 1/1/28	320,000	348,946
5.5% 1/1/31	110,000	125,513
Series 2010, 6.875% 7/1/25	1,750,000	1,779,636
Series 2013 A:
5% 4/1/24	1,065,000	1,067,815
5% 4/1/35	50,000	50,132
5% 4/1/36	360,000	360,952
Series 2013, 5.5% 7/1/38	2,630,000	2,635,305
Series 2014 February:
5.25% 2/1/33	2,430,000	2,449,643
5.25% 2/1/34	435,000	438,331
Series 2014 May, 5% 5/1/34	280,000	282,290
Series 2014:
5% 2/1/25	565,000	569,158
5% 2/1/26	365,000	367,344
5% 2/1/27	70,000	70,509
5% 4/1/28	310,000	312,771
5% 5/1/28	445,000	449,398
5% 5/1/29	500,000	504,769
5% 5/1/32	80,000	80,743
5% 5/1/33	90,000	90,791
5% 5/1/36	2,225,000	2,238,802
5% 2/1/39	2,085,000	2,091,800
5.25% 2/1/29	170,000	171,485
5.25% 2/1/30	575,000	580,048
5.25% 2/1/31	130,000	131,141
5.25% 2/1/32	2,920,000	2,944,788
Series 2016:
4% 2/1/30 (Assured Guaranty Muni. Corp. Insured)	150,000	153,387
4% 6/1/41	1,700,000	1,643,517
4.5% 11/1/39	400,000	402,135
5% 2/1/25	555,000	566,525
5% 2/1/26	395,000	409,398
5% 6/1/26	180,000	187,633
5% 2/1/27	7,685,000	8,099,115
5% 1/1/28	1,000,000	1,037,866
5% 2/1/28	795,000	838,489
5% 11/1/28	425,000	445,789
5% 2/1/29	965,000	1,017,200
5% 1/1/33	600,000	617,998
5% 11/1/33	445,000	461,274
5% 11/1/36	220,000	225,872
Series 2017 A:
4.5% 12/1/41	250,000	250,250
5% 12/1/23	60,000	60,347
5% 12/1/26	185,000	194,431
5% 12/1/34	625,000	652,907
Series 2017 B, 5% 12/1/27	250,000	267,014
Series 2017 C, 5% 11/1/29	5,710,000	6,073,426
Series 2017 D:
3.25% 11/1/26	250,000	245,240
5% 11/1/24	800,000	813,880
5% 11/1/25	215,000	221,929
5% 11/1/26	3,110,000	3,263,922
5% 11/1/27	14,385,000	15,344,070
5% 11/1/28	5,655,000	6,023,420
Series 2018 A:
5% 10/1/24	30,000	30,486
5% 10/1/25	235,000	242,245
5% 10/1/26	85,000	89,082
5% 10/1/28	260,000	281,062
5% 10/1/29	105,000	113,224
5% 10/1/30	1,170,000	1,257,955
5% 10/1/31	645,000	690,366
5% 5/1/39	725,000	749,077
6% 5/1/27	1,475,000	1,614,794
Series 2018 B:
5% 10/1/26	65,000	68,122
5% 10/1/31	765,000	819,191
5% 10/1/32	795,000	847,071
Series 2019 A:
5% 11/1/27	2,095,000	2,234,677
5% 11/1/28	2,775,000	3,003,149
Series 2019 B:
4% 11/1/33	1,475,000	1,491,982
4% 11/1/38	360,000	349,506
5% 9/1/24	30,000	30,453
Series 2019 C, 4% 11/1/41	500,000	470,684
Series 2020 B:
4% 10/1/32	475,000	484,173
5% 10/1/28	280,000	302,682
Series 2020 C:
4% 10/1/40	1,000,000	952,241
4% 10/1/41	250,000	235,524
4% 10/1/42	250,000	233,525
4.25% 10/1/45	500,000	474,553
Series 2020:
5.5% 5/1/24	140,000	142,147
5.5% 5/1/25	655,000	676,929
5.5% 5/1/26	475,000	500,938
5.5% 5/1/39	3,930,000	4,289,485
5.75% 5/1/45	1,475,000	1,601,527
Series 2021 A:
4% 3/1/40	500,000	479,134
5% 3/1/24	560,000	564,941
5% 3/1/25	895,000	914,624
5% 3/1/26	530,000	550,084
5% 3/1/27	975,000	1,028,989
5% 3/1/32	20,000	22,092
5% 3/1/33	65,000	71,412
5% 3/1/34	2,560,000	2,795,113
5% 3/1/35	965,000	1,046,422
5% 3/1/36	455,000	490,081
5% 3/1/37	40,000	42,827
5% 3/1/46	7,995,000	8,286,841
Series 2021 B:
4% 12/1/34	315,000	315,277
5% 3/1/24	930,000	938,206
5% 3/1/25	850,000	868,638
5% 3/1/26	690,000	716,147
Series 2021 C:
4% 3/1/24	1,320,000	1,322,027
4% 3/1/25	320,000	321,653
Series 2022 A:
5% 3/1/29	1,695,000	1,842,354
5% 3/1/31	1,695,000	1,880,272
5% 3/1/32	105,000	117,200
5% 3/1/34	250,000	275,486
5% 3/1/36	4,815,000	5,226,702
5.25% 3/1/37	205,000	224,821
5.5% 3/1/42	4,100,000	4,489,819
5.5% 3/1/47	9,200,000	9,947,999
Series 2022 B:
5% 3/1/29	205,000	222,822
5% 3/1/32	230,000	256,723
5% 10/1/34	6,985,000	7,701,672
Series 2023 B:
5.25% 5/1/39	5,590,000	6,070,914
5.25% 5/1/41	2,120,000	2,275,790
5.5% 5/1/47	1,955,000	2,115,852
Series 2023 D:
5% 7/1/29	5,120,000	5,595,176
5% 7/1/35	485,000	530,165
Series November 2016, 4.125% 11/1/31	365,000	370,796
Illinois Hsg. Dev. Auth.:
Series 2021, 3% 4/1/51	5,870,000	5,604,864
Series 2022 G, 6.25% 10/1/52	575,000	621,573
Series 2023 A:
4.8% 10/1/43	2,845,000	2,870,338
4.9% 4/1/47	740,000	751,121
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	1,306,134	1,166,100
Illinois Hsg. Dev. Auth. Rev.:
Series 2018 A, 4.5% 10/1/48	925,000	925,529
Series 2021 A, 3% 4/1/51	695,000	665,739
Series D, 3.75% 4/1/50	235,000	230,677
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
4% 2/1/34	925,000	931,231
5% 2/1/31	600,000	615,191
Illinois Reg'l. Trans. Auth.:
Series 2003 A:
6% 7/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,220,000	6,959,791
6% 7/1/33 (FGIC Insured)	1,645,000	1,989,186
Series 2003 B, 5.5% 6/1/27	1,360,000	1,442,160
Series 2016 A, 4% 6/1/46	2,190,000	2,137,600
Illinois Sales Tax Rev.:
Series 2002, 6% 6/15/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	240,000	256,922
Series 2021 A, 3% 6/15/33 (Build America Mutual Assurance Insured)	1,920,000	1,736,306
Series 2021 C, 5% 6/15/30	1,000,000	1,086,476
Illinois Sports Facilities Auth.:
Series 2014:
5% 6/15/27 (Assured Guaranty Muni. Corp. Insured)	375,000	378,791
5.25% 6/15/31 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,012,927
Series 2019:
5% 6/15/28	480,000	491,021
5% 6/15/28	300,000	311,762
5% 6/15/29	590,000	619,353
5% 6/15/29	480,000	491,399
Illinois State Univ. Revs. Series 2018 A:
5% 4/1/31 (Assured Guaranty Muni. Corp. Insured)	180,000	194,320
5% 4/1/33 (Assured Guaranty Muni. Corp. Insured)	120,000	129,576
5% 4/1/36 (Assured Guaranty Muni. Corp. Insured)	180,000	192,380
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 B, 5% 1/1/37	1,390,000	1,399,340
Series 2014 C:
5% 1/1/34	610,000	615,965
5% 1/1/37	1,475,000	1,509,304
Series 2015 A, 5% 1/1/37	700,000	721,254
Series 2016 A, 5% 12/1/31	910,000	948,515
Series 2016 B, 5% 1/1/41	1,235,000	1,276,625
Series 2017 A, 5% 1/1/42	5,425,000	5,680,021
Series 2019 A:
5% 1/1/40	1,445,000	1,551,755
5% 1/1/44	425,000	447,606
Series A:
5% 1/1/38	65,000	70,902
5% 1/1/40	805,000	890,736
5% 1/1/41	2,135,000	2,331,909
5% 1/1/45	7,155,000	7,605,022
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2018, 5% 2/1/26	130,000	135,779
Kane County School District No. 131 Series 2020 A:
4% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	30,000	31,566
4% 12/1/31 (Assured Guaranty Muni. Corp. Insured)	40,000	41,991
4% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	15,000	15,598
4% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	20,000	20,584
4% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	65,000	66,436
4% 12/1/38 (Assured Guaranty Muni. Corp. Insured)	35,000	35,043
4% 12/1/39 (Assured Guaranty Muni. Corp. Insured)	175,000	175,431
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2015 5% 1/1/28	155,000	157,470
Series 2017, 5% 1/1/29	60,000	63,412
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/33	605,000	627,662
5% 2/1/34	850,000	879,649
5% 2/1/35	605,000	624,084
5% 2/1/36	1,045,000	1,072,889
Macon County School District Series 2020 C:
4% 1/1/35 (Assured Guaranty Muni. Corp. Insured)	400,000	407,609
4% 1/1/45 (Assured Guaranty Muni. Corp. Insured)	250,000	242,783
Madison County Cmnty. United School District #007 Series 2017:
5% 12/1/28	160,000	166,594
5% 12/1/29	165,000	171,800
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	130,000	126,753
0% 1/15/25	250,000	234,276
0% 1/15/26	185,000	167,201
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	540,000	400,376
0% 12/15/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,100,000	740,774
0% 6/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,250,000	2,977,854
Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	12,510,000	4,864,539
0% 6/15/45 (Assured Guaranty Muni. Corp. Insured)	4,390,000	1,530,859
0% 6/15/46 (Assured Guaranty Muni. Corp. Insured)	515,000	170,205
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	1,190,000	372,735
Series 2012 B, 0% 12/15/51	3,225,000	748,976
Series A:
0% 6/15/34 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,100,000	694,919
0% 12/15/37 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	517,819
0% 6/15/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	900,000	450,278
Series 1994, 0% 6/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	810,000	665,850
Series 1996 A, 0% 6/15/24	370,000	354,503
Series 1998 B, 5.5% 6/15/29	1,220,000	1,274,212
Series 2002 A:
0% 12/15/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,715,000	7,545,671
0% 6/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,255,000	2,558,305
Series 2002, 0% 12/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,840,000	4,305,047
Series 2010 B1, 0% 6/15/26 (Assured Guaranty Muni. Corp. Insured)	510,000	454,133
Series 2012 B, 0% 12/15/50	800,000	196,388
Series 2015 A:
0% 12/15/52 (Assured Guaranty Muni. Corp. Insured)	800,000	187,330
5% 6/15/53	895,000	895,724
Series 2017 A:
0% 12/15/56	1,090,000	208,122
0% 12/15/56 (Build America Mutual Assurance Insured)	500,000	95,469
5% 6/15/57	3,680,000	3,659,175
Series 2017 B:
0% 12/15/54 (Build America Mutual Assurance Insured)	2,400,000	507,370
5% 12/15/25	120,000	122,923
5% 12/15/26	405,000	419,111
5% 12/15/27	40,000	41,798
5% 12/15/28	110,000	114,752
5% 12/15/31	80,000	83,543
5% 12/15/32	50,000	52,098
5% 12/15/34	50,000	51,861
Series 2020 A:
4% 6/15/50	5,090,000	4,511,860
5% 12/15/45	105,000	106,063
5% 6/15/50	15,765,000	15,830,975
Series 2020 B, 5% 6/15/42	1,805,000	1,836,753
Series 2022 A:
0% 12/15/35	200,000	114,703
0% 6/15/36	625,000	347,790
0% 12/15/36	215,000	116,045
0% 6/15/37	200,000	104,675
0% 12/15/38	420,000	202,253
0% 6/15/39	455,000	212,116
0% 12/15/39	1,235,000	562,205
0% 6/15/40	555,000	244,334
0% 12/15/40	1,040,000	446,958
0% 6/15/41	570,000	237,283
0% 12/15/41	775,000	314,877
4% 12/15/42	4,195,000	3,898,394
4% 12/15/47	4,920,000	4,427,641
4% 6/15/52	17,640,000	15,491,503
Northern Illinois Univ. Revs.:
Series 2020 B:
4% 4/1/36 (Build America Mutual Assurance Insured)	215,000	210,522
4% 4/1/38 (Build America Mutual Assurance Insured)	230,000	217,883
4% 4/1/40 (Build America Mutual Assurance Insured)	195,000	180,975
4% 4/1/41	65,000	59,793
5% 4/1/34 (Build America Mutual Assurance Insured)	955,000	1,007,322
Series 2021:
4% 10/1/39	85,000	79,632
4% 10/1/41	80,000	73,503
4% 10/1/43	50,000	45,436
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27	3,085,000	3,234,198
5% 6/1/28	335,000	351,983
Rock Island County Pub. Bldg. Commission Series 2016, 5% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	500,000	524,697
Romeoville Gen. Oblig. Rev.:
(Lewis Univ. Proj.) Series 2015, 5% 10/1/42	360,000	349,150
Series 2018 B:
4.125% 10/1/41	240,000	204,692
4.125% 10/1/46	240,000	195,425
5% 10/1/39	295,000	291,862
Rosemont Gen. Oblig. Series 2016 A, 5% 12/1/40 (Assured Guaranty Muni. Corp. Insured)	1,300,000	1,347,297
Sales Tax Securitization Corp.:
Series 2017 A, 5% 1/1/28	750,000	802,656
Series 2018 A:
4% 1/1/48	1,500,000	1,365,140
5% 1/1/48	2,830,000	2,892,488
Series 2018 C:
5.25% 1/1/34	1,500,000	1,624,002
5.25% 1/1/48 (Build America Mutual Assurance Insured)	2,500,000	2,636,827
Series 2020 A, 4% 1/1/39	130,000	123,697
Series 2021 A, 5% 1/1/32	850,000	950,026
Series 2023 C, 5% 1/1/31 (h)	2,410,000	2,641,100
Series 2023 D, 5% 1/1/36 (h)	1,690,000	1,841,222
Sangamon County Wtr. Reclamation District Series 2019 A, 4% 1/1/49	250,000	238,738
Schaumburg Village Gen. Oblig. Series 2013 A, 4% 12/1/41	5,300,000	5,299,721
Southern Illinois Univ. Rev. Series 2021 A:
4% 4/1/28	160,000	162,544
4% 4/1/29	85,000	86,549
4% 4/1/31	200,000	199,822
4% 4/1/34	190,000	186,847
4% 4/1/36	135,000	129,182
4% 4/1/38	210,000	196,247
Southwestern Dev. Auth. Heath Facility Rev. Series 2013, 7.125% 11/1/43 (Pre-Refunded to 11/1/23 @ 100)	245,000	248,332
Univ. of Illinois Rev.:
Series 2013:
6% 10/1/42	780,000	786,802
6.25% 10/1/38	765,000	772,421
Series 2018 A:
5% 4/1/29	225,000	243,253
5% 4/1/30	505,000	546,647
Series 2020 A:
4% 4/1/32	470,000	474,697
4% 4/1/35	630,000	621,999
4% 4/1/36	320,000	315,108
4% 4/1/38	410,000	400,958
4% 4/1/44	210,000	201,878
Upper Illinois River Valley Dev. Auth. Edl. Facility Rev. (Cambridge Lakes Learning Ctr. Proj.) Series 2017 A:
5% 12/1/32 (f)	590,000	554,669
5.25% 12/1/47 (f)	1,135,000	991,048
Upper Illinois River Valley Dev. Auth. Rev. Series 2018, 5% 12/1/43	400,000	402,476
Western Illinois Econ. Dev. Auth. (City of Quincy Proj.) Series 2019 B:
4% 12/1/29	140,000	143,306
4% 12/1/30	180,000	184,061
4% 12/1/32	250,000	255,206
4% 12/1/34	370,000	373,671
4% 12/1/36	425,000	425,104
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (Assured Guaranty Muni. Corp. Insured)	925,000	814,358
Will County Illinois Series 2016:
5% 11/15/32 (Pre-Refunded to 11/15/25 @ 100)	150,000	155,741
5% 11/15/33 (Pre-Refunded to 11/15/25 @ 100)	185,000	192,081
5% 11/15/34 (Pre-Refunded to 11/15/25 @ 100)	185,000	192,081
Will County School District Series 2022, 5.5% 1/1/49	300,000	332,246
Yorkville Svc. Area 2004-106 Tax Series 2016, 5% 3/1/32 (Assured Guaranty Muni. Corp. Insured)	750,000	774,407
TOTAL ILLINOIS		791,968,645
Indiana - 0.6%
Ball State Univ. Series 2019 S:
4% 7/1/36	435,000	439,283
4% 7/1/37	180,000	180,269
4% 7/1/38	195,000	194,166
Beech Grove School Bldg. Corp. Series 1996, 5.625% 7/5/24 (Escrowed to Maturity)	40,000	40,374
East Chicago Solid Waste Disp. Rev. Series 1998, 5.5% 9/1/28 (d)	245,000	229,062
Greater Clark Bldg. Corp. Ind. Series 2022, 6% 7/15/38	300,000	357,614
Hammond Multi-School Bldg. Corp. Series 2018, 5% 7/15/35	120,000	126,657
Indiana Dev. Fin. Auth. Envir. Rev.:
(United States Steel Corp. Proj.) Series 2021 A, 4.125% 12/1/26	1,945,000	1,912,387
Bonds (Fulcrum Centerpoint, LLC Proj.) Series 2022, 4.5%, tender 11/15/23 (d)	2,500,000	2,491,725
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.):
Series 2012, 4%, tender 6/1/23 (b)(d)	5,000,000	5,000,000
Series A, 4%, tender 6/1/23 (b)(d)	8,800,000	8,800,000
Indiana Fin. Auth. Edl. Facilities Rev.:
(Depauw Univ. Proj.) Series 2022 A, 5.5% 7/1/52	4,600,000	4,763,976
(Valparaiso Univ. Proj.) Series 2021:
5% 10/1/28	50,000	51,940
5% 10/1/33	35,000	36,824
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (b)	210,000	185,793
Series 2020 B, 0.95%, tender 4/1/26 (b)(d)	945,000	843,408
Indiana Fin. Auth. Exempt Facilities Rev. (Resources Polyflow Indiana Proj.) Series 2019, 7% 3/1/39 (d)(f)	350,000	263,705
Indiana Fin. Auth. Health Facilities Rev. Series 2017 A, 5% 8/15/51	1,270,000	1,291,929
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (b)	35,000	33,932
Indiana Fin. Auth. Hosp. Rev.:
(Parkview Health Sys. Proj.) Series 2017 A:
5% 11/1/28	25,000	27,398
5% 11/1/29	80,000	89,200
5% 11/1/30	20,000	22,641
Series 2015 A, 4% 12/1/40	1,000,000	958,109
Series 2020 A, 4% 7/1/45	1,205,000	1,144,122
Series 2022:
4.25% 1/1/47	535,000	513,537
5% 1/1/52	1,500,000	1,552,192
Indiana Fin. Auth. Midwestern Disaster Relief Rev. Series 2012 A, 4.25% 11/1/30	4,095,000	4,010,718
Indiana Fin. Auth. Poll. Cont. Rev. Series 2010 B, 2.5% 11/1/30	385,000	331,826
Indiana Fin. Auth. Rev.:
(Butler Univ. Proj.) Series 2019, 4% 2/1/44	145,000	131,153
(Greencroft Obligated Group) Series 2013 A, 7% 11/15/43	1,125,000	1,138,143
(Marquette Proj.) Series 2015 A:
5% 3/1/30	110,000	110,302
5% 3/1/39	285,000	274,450
(Ohio River Bridges East End Crossing Proj.) Series 2013 A:
5% 7/1/35 (Pre-Refunded to 7/1/23 @ 100) (d)	465,000	465,492
5% 7/1/40 (Pre-Refunded to 7/1/23 @ 100) (d)	1,205,000	1,206,276
5.25% 1/1/51 (Pre-Refunded to 7/1/23 @ 100) (d)	3,715,000	3,719,669
(Rose-Hulman Institute of Technology Proj.) Series 2021:
4% 6/1/33	45,000	45,896
4% 6/1/34	50,000	50,856
5% 6/1/27	35,000	36,899
5% 6/1/32	85,000	93,223
Series 2013 A, 6% 11/15/41 (Pre-Refunded to 11/15/23 @ 100)	605,000	610,856
Series 2015 A, 5.25% 2/1/32	1,025,000	1,056,442
Series 2015, 5% 3/1/36	1,515,000	1,549,210
Series 2016:
5% 9/1/26	160,000	168,580
5% 9/1/27	185,000	194,966
5% 9/1/28	375,000	395,111
5% 9/1/29	185,000	194,672
5% 9/1/30	170,000	178,710
5% 9/1/31	100,000	104,965
Series 2018 A:
5% 11/15/48	250,000	221,738
5% 11/15/53	250,000	218,031
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2015 A, 5% 10/1/30	585,000	596,459
Series 2016 A, 5% 10/1/41	2,465,000	2,545,221
CWA Auth. Proj. Series 2022 B:
5.25% 10/1/47	900,000	977,466
5.25% 10/1/52	1,000,000	1,080,928
Series 2021 2, 5% 10/1/41	1,235,000	1,351,123
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (f)	530,000	431,869
Series 2019 B, 3.5% 1/1/49	35,000	34,216
Series 2020 B1, 3.25% 7/1/49	390,000	379,357
Series 2021 B, 3% 7/1/50	445,000	426,801
Series A:
3.75% 1/1/49	170,000	167,121
5% 1/1/28	20,000	21,634
5% 7/1/28	20,000	21,845
5% 1/1/29	20,000	21,888
5% 7/1/29	15,000	16,515
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2017 A:
5% 1/1/32	225,000	244,457
5% 1/1/34	110,000	118,951
Indiana Secondary Mkt For Ed. L Series 2022 1A, 4.5% 6/1/39 (d)	1,020,000	1,010,691
Indianapolis Local Pub. Impt.:
(Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	995,000	1,043,404
(Indianapolis Arpt. Auth. Proj.):
Series 2015 I, 5% 1/1/28 (d)	425,000	430,952
Series 2019 D:
5% 1/1/27 (d)	2,345,000	2,440,036
5% 1/1/28 (d)	3,695,000	3,883,832
Series 2016:
4% 1/1/32 (d)	120,000	119,596
4% 1/1/33 (d)	120,000	119,432
4% 1/1/34 (d)	150,000	150,035
4% 1/1/35 (d)	340,000	337,383
5% 1/1/26 (d)	125,000	128,479
Storemwater Proj. Series 2022 C, 5% 1/1/52	500,000	535,396
Indianapolis Wtr. Sys. Rev. Series 2018 A:
5% 10/1/32	170,000	187,624
5% 10/1/37	1,120,000	1,209,730
Mount Vernon Ind. Envir. Bonds (Southern Indiana Gas & Elec. Co. Proj.) Series 2015, 0.875%, tender 9/1/23 (b)(d)	845,000	838,477
Northern Indiana Commuter Trans. District Series 2016, 5% 7/1/41	600,000	615,048
Purdue Univ. Rev. Series 2018 DD:
5% 7/1/34	145,000	159,139
5% 7/1/35	285,000	311,007
5% 7/1/36	310,000	336,384
5% 7/1/37	290,000	313,032
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019:
4% 4/1/39	55,000	51,728
4% 4/1/46	125,000	111,266
5% 4/1/40	125,000	129,978
5% 4/1/43	1,290,000	1,334,427
Series 2020:
4% 4/1/37	680,000	659,311
5% 4/1/29	60,000	64,824
5% 4/1/32	50,000	53,987
Saint Joseph County Ind. Edl. Facilities Rev. Series 1996, 6.5% 3/1/26	210,000	228,303
Shoals Exempt Facilities Rev. (Nat'l. Gypsum Co. Proj.) Series 2013, 7.25% 11/1/43 (d)	255,000	257,064
Valparaiso Exempt Facilities Rev. (Pratt Paper (IN), LLC Proj.) Series 2013:
6.75% 1/1/34 (d)	1,630,000	1,655,493
7% 1/1/44 (d)	3,390,000	3,446,066
Warrick County Envir. Impt. Rev. Bonds (Southern Indiana Gas and Elec. Co.) Series 2015, 0.875%, tender 9/1/23 (b)(d)	535,000	530,870
Whiting Envir. Facilities Rev. Bonds:
(BP Products North America, Inc. Proj.) Series 2019 A, 5%, tender 6/5/26 (b)(d)	1,600,000	1,644,922
(BP Products North America INC. Proj.) Series 2015, 4.4%, tender 6/10/31 (b)(d)	2,775,000	2,829,939
TOTAL INDIANA		83,662,133
Iowa - 0.2%
Coralville Gen. Oblig.:
Series 2017 B, 4.25% 5/1/37	35,000	31,148
Series 2022 C, 5% 5/1/42	200,000	191,510
Iowa Fin. Auth. Series 2018 A:
5% 3/1/33	165,000	159,066
5% 3/1/38	130,000	118,930
5% 3/1/48	240,000	201,386
Iowa Fin. Auth. Midwestern Disaster Area Rev.:
(Iowa Fertilizer Co. Proj.) Series 2022, 5% 12/1/50	880,000	881,978
Bonds (Iowa Fertilizer Co. Proj.) Series 2022, 5%, tender 12/1/42 (b)	5,320,000	5,367,973
Iowa Fin. Auth. Rev.:
Series 2018 B, 5% 2/15/48	205,000	210,187
Series 2019 A, 5% 8/1/35	1,090,000	1,193,659
Series 2019 A1, 4% 5/15/55	250,000	143,260
Series A:
5% 5/15/43	215,000	163,269
5% 5/15/48	1,510,000	1,089,416
Iowa Fin. Auth. Single Family Mtg.:
(Mtg.-Backed Securities Prog.):
Series 2021 A, 3% 1/1/47	800,000	767,274
Series 2021 B, 3% 7/1/51	2,025,000	1,941,427
Series 2018 A, 4% 7/1/47	135,000	133,653
Iowa Higher Ed. Ln. Auth. Rev. (Des Moines Univ. Proj.):
Series 2020, 4% 10/1/50	250,000	212,086
Series 2022:
4.75% 10/1/42	170,000	169,362
5% 10/1/47	180,000	181,766
5.375% 10/1/52	200,000	206,075
Iowa State Board of Regents Hosp. Rev. Series 2022 B, 3% 9/1/61	250,000	174,469
Iowa Student Ln. Liquidity Corp. Student Ln. Rev.:
Series 2019 B:
3% 12/1/39 (d)	75,000	69,903
5% 12/1/29 (d)	740,000	799,436
Series 2019 C, 3.5% 12/1/44 (d)	1,250,000	1,012,523
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2:
4% 6/1/34	705,000	717,080
4% 6/1/36	705,000	702,153
4% 6/1/39	705,000	679,955
4% 6/1/49	1,190,000	1,059,182
5% 6/1/32	635,000	698,617
Series 2021 B1, 4% 6/1/49	6,510,000	6,364,700
Series 2021 B2, 0% 6/1/65	5,590,000	616,267
TOTAL IOWA		26,257,710
Kansas - 0.2%
City of Topeka Health Care Facilities Rev. Series 2022 A:
6.25% 12/1/42	340,000	334,735
6.5% 12/1/52	630,000	618,649
Coffeyville Elec. Util. Sys. Rev. Series 2015 B:
5% 6/1/38 (Pre-Refunded to 6/1/25 @ 100) (f)	800,000	822,592
5% 6/1/42 (Pre-Refunded to 6/1/25 @ 100) (f)	300,000	308,472
Ellis County Unified School District Series 2022 B, 4% 9/1/52 (Assured Guaranty Muni. Corp. Insured)	345,000	327,469
Hutchinson Hosp. Facilities Rev. Series 2016:
5% 12/1/36	275,000	263,967
5% 12/1/41	145,000	131,815
Lenexa Health Care Facilities Rev. Series 2018 A:
5% 5/15/30	175,000	174,488
5% 5/15/32	160,000	158,291
5% 5/15/39	165,000	154,311
Lyon Unified School District Series 2019:
4% 9/1/32	25,000	25,779
4% 9/1/33	110,000	113,037
4% 9/1/34	120,000	122,733
4% 9/1/39	640,000	626,767
Overland Park Dev. Corp. Rev. Series 2019:
5% 3/1/32	215,000	208,335
5% 3/1/33	230,000	222,542
5% 3/1/34	240,000	232,640
5% 3/1/36	265,000	257,181
5% 3/1/38	295,000	280,800
5% 3/1/44	320,000	298,255
5% 3/1/49	715,000	659,584
Overland Park Sales Tax Spl. Oblig. Rev. (Bluhawk Star Bond Proj.) Series 2022 A, 6.5% 11/15/42 (f)	4,850,000	4,938,482
Sedgwick County Pub. Commission:
(Board of Trustees of Wichita State Univ. - Experiential Engineering Proj.) Series 2014 3, 5% 2/1/39	1,050,000	1,069,480
(Board of trustees of Wichita State Univ. - Experiential Engineering Proj.) Series 2014 3, 5% 2/1/44	725,000	737,513
Sedgwick Unified School District Series 2019 A:
4% 9/1/31	240,000	246,776
4% 9/1/32	180,000	184,894
Univ. of Kansas Hosp. Auth. Health Facilities Rev.:
Series 2015:
5% 9/1/35	250,000	257,925
5% 9/1/45	905,000	920,151
Series 2019 A, 5% 9/1/48	4,640,000	4,846,589
Wichita Health Care Facilities Series 2018 I:
4.625% 5/15/41	30,000	23,847
5% 5/15/33	30,000	27,796
5% 5/15/38	35,000	30,419
5% 5/15/47	150,000	119,485
Wyandotte County-Kansas City Unified Govt. Sales Tax Spl. Oblig. Rev.:
(Vacation Village Proj. Area 4 - Major Multi-Sport Athletic Complex Proj.) Series 2015, 0% 9/1/34 (f)	1,500,000	568,404
Series 2015 A, 5.75% 9/1/32	780,000	664,864
Wyandotte County/Kansas City K (Legends Apts. Garage and West Lawn Proj.) Series 2018, 4.5% 6/1/40	90,000	81,999
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/40	480,000	489,097
5% 9/1/45	725,000	734,231
TOTAL KANSAS		22,284,394
Kentucky - 0.7%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/40	65,000	65,537
Series 2019:
3% 2/1/40 (Assured Guaranty Muni. Corp. Insured)	1,110,000	882,865
4% 2/1/33	170,000	167,039
4% 2/1/35	135,000	131,984
4% 2/1/36	50,000	47,247
4% 2/1/37	35,000	32,390
4% 2/1/38	195,000	177,845
5% 2/1/24	75,000	75,493
5% 2/1/25	60,000	60,871
5% 2/1/28	5,000	5,244
5% 2/1/32	100,000	104,853
Boyle County Edl. Facilities Rev. Series 2017, 5% 6/1/37	115,000	119,194
Campbellsville Indl. Bldg. Rev. (Capmpbellsville Univ. Proj.) Series 2017, 5% 3/1/39	250,000	222,396
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (b)	500,000	451,369
Columbia Edl. Dev. Rev. (Lindsey Wilson College Proj.) Series 2019, 5% 12/1/33	250,000	251,001
Econ. Dev. Fin. Auth. Lousiville Arena Proj. Rev.:
Louisville Arena Auth., Inc. Series 2017 A, 5% 12/1/47 (Assured Guaranty Muni. Corp. Insured)	190,000	189,986
Series 2017 A, 5% 12/1/45 (Assured Guaranty Muni. Corp. Insured)	1,390,000	1,420,940
Henderson Rev. (Pratt Paper (KY), LLC Proj.):
Series 2022 A, 4.7% 1/1/52 (d)(f)	1,000,000	925,976
Series 2022 B:
4.45% 1/1/42 (d)(f)	710,000	667,167
4.7% 1/1/52 (d)(f)	1,535,000	1,421,373
Kenton County Arpt. Board Arpt. Rev.:
Series 2016:
5% 1/1/24	45,000	45,396
5% 1/1/27	85,000	88,805
5% 1/1/28	195,000	204,245
5% 1/1/31	185,000	193,465
5% 1/1/32	185,000	193,197
5% 1/1/33	75,000	78,298
Series 2019:
5% 1/1/38	45,000	48,090
5% 1/1/39	45,000	47,793
5% 1/1/44	125,000	131,352
5% 1/1/49	160,000	166,791
Kentucky Econ. Dev. Fin. Auth.:
(Masonic Home Independent Living II, Inc. - The Meadow Proj. and Grove Pointe Proj.) Series 2016 A:
5% 5/15/46	995,000	733,138
5% 5/15/51	520,000	369,244
Series 2019 A1:
5% 8/1/33	55,000	58,680
5% 8/1/44	1,510,000	1,553,833
Series 2019 A2:
5% 8/1/44	500,000	514,514
5% 8/1/49	2,590,000	2,639,373
Kentucky Econ. Dev. Fin. Auth. Healthcare Facilities Rev.:
(Baptist Life Cmntys. Proj.) Series 2016 A:
6.25% 11/15/46	590,000	452,565
6.375% 11/15/51	820,000	622,294
Series 2012:
5.375% 11/15/42	635,000	519,828
5.5% 11/15/45	330,000	267,988
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev.:
Series 2015 A:
5% 6/1/25	5,000	5,086
5% 6/1/26	5,000	5,081
5% 6/1/27	5,000	5,079
5% 6/1/28	5,000	5,079
5% 6/1/29	5,000	5,076
5% 6/1/30	5,000	5,068
5.25% 6/1/50	3,405,000	3,424,436
Series 2017 A:
5% 6/1/37	1,570,000	1,577,123
5% 6/1/41	1,560,000	1,534,811
5% 6/1/45	2,920,000	2,840,866
5.25% 6/1/41	2,005,000	2,046,329
Series 2017 B:
5% 8/15/32	150,000	157,784
5% 8/15/33	75,000	78,836
5% 8/15/35	85,000	88,881
5% 8/15/37	125,000	129,455
5% 8/15/41 (Escrowed to Maturity)	900,000	924,677
5% 8/15/46	570,000	581,982
Kentucky Higher Ed. Student Ln. Corp. Rev. Series 2019 B1, 5% 6/1/36 (d)	1,380,000	1,412,064
Kentucky Muni. Pwr. Agcy. Pwr. Sys. Rev. (Prairie State Proj.) Series 2019 A, 4% 9/1/45	500,000	444,494
Kentucky Pub. Trans. Infrastructure Auth. First Tier Toll Rev. (Downtown Crossing Proj.) Series 2013 A:
5.75% 7/1/49 (Pre-Refunded to 7/1/23 @ 100)	405,000	405,536
6% 7/1/53 (Pre-Refunded to 7/1/23 @ 100)	1,405,000	1,407,113
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 112) Series 2016 B, 5% 11/1/27	70,000	74,143
(Proj. No. 119) Series 2018:
5% 5/1/26	125,000	130,978
5% 5/1/28	65,000	70,308
5% 5/1/29	765,000	829,721
5% 5/1/30	70,000	75,872
5% 5/1/31	30,000	32,725
5% 5/1/32	190,000	205,866
5% 5/1/33	170,000	184,180
5% 5/1/34	190,000	205,110
5% 5/1/35	115,000	122,851
5% 5/1/36	100,000	106,058
5% 5/1/38	255,000	267,434
Series 2017:
5% 4/1/25	220,000	227,060
5% 4/1/26	225,000	235,695
Series A:
4% 11/1/34	80,000	81,174
4% 11/1/35	25,000	25,338
4% 11/1/36	65,000	65,467
4% 11/1/37	80,000	80,185
4% 11/1/38	35,000	34,576
5% 8/1/27	25,000	25,854
5% 11/1/29	285,000	311,283
5% 11/1/30	120,000	130,843
Series B:
5% 8/1/23	850,000	852,104
5% 8/1/25	190,000	196,531
5% 8/1/26	125,000	131,466
5% 5/1/27	130,000	138,386
Kentucky State Univ. Ctfs. of Prtn. (Kentucky State Univ. Proj.) Series 2021:
4% 11/1/36	15,000	15,287
4% 11/1/38	30,000	29,607
4% 11/1/41	25,000	24,287
4% 11/1/51	50,000	47,203
Kentucky Tpk. Auth. Econ. Dev. Road Rev. (Revitalization Projs.) Series 2013 A, 5% 7/1/32 (Pre-Refunded to 7/1/23 @ 100)	425,000	425,520
Kentucky, Inc. Pub. Energy:
Bonds:
Series 2018 A, 4%, tender 4/1/24 (b)	2,900,000	2,896,098
Series 2018 B, 4%, tender 1/1/25 (b)	4,375,000	4,370,923
Series 2018 C2, 4.673%, tender 6/1/25 (b)	1,500,000	1,503,407
Series 2019 C, 4%, tender 2/1/28 (b)	5,580,000	5,531,465
Series 2022 A2, U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.200% 4.59%, tender 8/1/30 (b)(c)	1,950,000	1,845,839
Series A, 4%, tender 6/1/26 (b)	15,955,000	15,898,739
Series C1, 4%, tender 6/1/25 (b)	11,070,000	11,038,543
Series A:
4% 6/1/23	40,000	40,000
4% 6/1/24	355,000	355,175
4% 12/1/24	30,000	30,034
4% 6/1/25	40,000	39,967
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (b)	420,000	434,066
Series 2020 D, 5%, tender 10/1/29 (b)	505,000	538,322
Series 2013 A, 5.5% 10/1/33	485,000	486,250
Series 2016 A:
5% 10/1/31	360,000	374,034
5% 10/1/32	435,000	451,759
5% 10/1/33	245,000	254,261
Series 2020 A:
3% 10/1/43	3,575,000	2,713,664
4% 10/1/39	335,000	317,419
4% 10/1/40	65,000	60,958
5% 10/1/37	1,525,000	1,589,053
5% 10/1/38	360,000	373,831
Louisville & Jefferson County Metropolitan Govt. Hosp. Rev. (UOFL Health Proj.) Series 2022 A, 5% 5/15/47 (Assured Guaranty Muni. Corp. Insured)	1,200,000	1,259,269
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds Series 2019 A, 1.75%, tender 7/1/26 (b)	1,385,000	1,302,623
Owen County Wtr. Facilities Rev. Bonds (Kentucky-American Wtr. Co. Proj.) Series 2020, 0.7%, tender 9/1/23 (b)	350,000	347,013
Owensboro Elec. Lt. & Pwr. Rev. Series 2019:
4% 1/1/25	540,000	543,850
5% 1/1/26	290,000	301,615
5% 1/1/27	725,000	765,824
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2016 A, 1.3%, tender 9/1/27 (b)(d)	2,500,000	2,091,428
TOTAL KENTUCKY		96,573,056
Louisiana - 0.5%
East Baton Rouge Sewerage Commission Rev. Bonds Series 2021 A, 1.3%, tender 2/1/28 (b)	2,010,000	1,691,068
Jefferson Parish Econ. Dev. & Port District Rev. Series 2018 A:
5.5% 6/15/38 (f)	335,000	331,282
5.625% 6/15/48 (f)	395,000	376,902
Lafayette Parish School Board Sales Tax Rev. Series 2023:
4% 4/1/48	1,900,000	1,832,919
4% 4/1/53	1,900,000	1,811,112
Louisiana Local Govt. Envir. Facilities:
(CDF Healthcare of Louisiana, LLC Proj.) Series 2015 A, 5.625% 6/1/45	1,005,000	824,865
(St. James Place of Baton Rouge Proj.) Series 2015 A:
6% 11/15/35	120,000	114,926
6.25% 11/15/45	605,000	559,112
Louisiana Local Govt. Envir. Facilities and Cmnty. Dev. Auth.:
(Provident Group - ULM Properties LLC - Univ. of Louisana at Monroe Proj.) Series 2019 A:
5% 7/1/39 (f)	255,000	213,813
5% 7/1/54 (f)	410,000	309,533
(Provident Group - ULM Properties LLC - Univ. of Louisiana at Monroe Proj.) Series 2019 A, 5% 7/1/29 (f)	100,000	95,550
(Ragin' Cajun Facilities, Inc. - Student Hsg. and Parking Proj.) Series 2018:
5% 10/1/43 (Assured Guaranty Muni. Corp. Insured)	125,000	128,018
5% 10/1/48 (Assured Guaranty Muni. Corp. Insured)	545,000	554,063
(Westlake Chemical Corp. Projs.) Series 2017, 3.5% 11/1/32	3,230,000	3,065,258
Louisiana Local Govt. Envir. Facilities And Cmnty. Dev. Auth. Facilities Rev. (The Glen Retirement Sys. Proj.) Series 2019 A, 5% 1/1/49	595,000	407,126
Louisiana Offshore Term. Auth. Deepwater Port Rev. Bonds (LOOP LLC Proj.):
Series 2007 A, 1.65%, tender 12/1/23 (b)	1,795,000	1,771,584
Series 2013 A:
1.65%, tender 12/1/23 (b)	2,565,000	2,531,539
1.65%, tender 12/1/23 (b)	670,000	661,260
Louisiana Pub. Facilities Auth. Hosp. Rev.:
(Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	580,000	585,762
Series 2020 A, 3% 6/1/50 (Assured Guaranty Muni. Corp. Insured)	2,190,000	1,598,068
Louisiana Pub. Facilities Auth. Lease Rev. (Provident Group - Flagship Properties LLC - Louisiana State Univ. Nicholson Gateway Proj.) Series 2016 A, 5% 7/1/46	1,145,000	1,158,811
Louisiana Pub. Facilities Auth. Rev.:
(Loyola Univ. Proj.):
Series 2017, 0% 10/1/46 (e)	2,110,000	2,061,542
Series 2021:
5% 10/1/34	120,000	128,934
5% 10/1/35	315,000	335,311
(Ochsner Clinic Foundation Proj.):
Series 2015, 5% 5/15/47	250,000	252,547
Series 2017, 5% 5/15/27	55,000	57,736
(Provident Group - HSC Properties, Inc. LSU Health Foundation) Series 2020 A1:
5.1% 1/1/57 (f)	1,980,000	1,746,913
5.375% 1/1/40 (f)	860,000	838,326
5.5% 1/1/50 (f)	590,000	565,357
(Tulane Univ. of Louisiana Proj.):
Series 2016 A:
5% 12/15/24	185,000	189,099
5% 12/15/25	405,000	422,901
5% 12/15/26	150,000	159,717
5% 12/15/27	110,000	116,803
5% 12/15/28	245,000	259,675
5% 12/15/29	240,000	254,319
5% 12/15/30	340,000	360,428
Series 2020 A, 5% 4/1/45	1,045,000	1,103,131
Loyola Univ. Proj. Series 2021, 4% 10/1/41	235,000	214,963
Series 2018 E:
5% 7/1/32	95,000	102,245
5% 7/1/33	75,000	80,583
5% 7/1/34	90,000	96,502
Louisiana Stadium and Exposition District:
Series 2013 A:
5% 7/1/23	280,000	280,234
5% 7/1/24	270,000	270,257
5% 7/1/25	210,000	210,121
Series 2020, 5% 7/3/23	2,270,000	2,271,903
New Orleans Aviation Board Series 2018 A:
5% 10/1/43 (Assured Guaranty Muni. Corp. Insured)	155,000	162,137
5% 10/1/48 (Assured Guaranty Muni. Corp. Insured)	255,000	264,999
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 A, 5% 1/1/40	685,000	694,169
Series 2015 B:
5% 1/1/29 (d)	630,000	639,326
5% 1/1/31 (d)	305,000	309,761
5% 1/1/34 (d)	1,180,000	1,197,482
5% 1/1/40 (d)	140,000	140,851
Series 2017 A:
5% 1/1/43	550,000	566,305
5% 1/1/48	1,255,000	1,286,301
Series 2017 B:
5% 1/1/27 (d)	50,000	52,026
5% 1/1/28 (d)	30,000	31,058
5% 1/1/32 (d)	50,000	51,962
5% 1/1/33 (d)	85,000	88,296
5% 1/1/34 (d)	25,000	25,968
5% 1/1/35 (d)	50,000	51,881
5% 1/1/37 (d)	705,000	724,650
5% 1/1/43 (d)	280,000	284,569
5% 1/1/48 (d)	1,760,000	1,780,569
Series 2017 D2:
5% 1/1/27 (d)	60,000	62,432
5% 1/1/28 (d)	90,000	93,173
5% 1/1/31 (d)	170,000	176,711
5% 1/1/33 (d)	125,000	129,847
5% 1/1/34 (d)	265,000	275,265
5% 1/1/35 (d)	90,000	93,264
5% 1/1/36 (d)	115,000	118,681
5% 1/1/37 (d)	185,000	190,156
5% 1/1/38 (d)	365,000	374,245
New Orleans Gen. Oblig.:
Series 2021 A, 5% 12/1/40	250,000	265,154
Series 2021, 4% 10/1/34	500,000	513,971
New Orleans Swr. Svc. Rev. Series 2015:
5% 6/1/33 (Pre-Refunded to 6/1/25 @ 100)	205,000	212,393
5% 6/1/40 (Pre-Refunded to 6/1/25 @ 100)	825,000	854,754
5% 6/1/45 (Pre-Refunded to 6/1/25 @ 100)	645,000	668,262
New Orleans Wtr. Series 2015:
5% 12/1/40 (Pre-Refunded to 12/1/25 @ 100)	170,000	177,297
5% 12/1/45 (Pre-Refunded to 12/1/25 @ 100)	2,400,000	2,503,014
Saint James Parish Gen. Oblig.:
(Nustar Logistics, L.P. Proj.) Series 2010, 6.35% 7/1/40 (f)	750,000	806,874
Bonds (Nustar Logistics, L.P. Proj.):
Series 2008, 6.1%, tender 6/1/30 (b)(f)	740,000	794,333
Series 2010 B, 6.1%, tender 6/1/30 (b)(f)	975,000	1,046,587
Series 2011, 5.85%, tender 6/1/25 (b)(f)	1,410,000	1,443,266
Shreveport Gen. Oblig. Series 2017, 5% 8/1/30	1,000,000	1,054,384
Shreveport Wtr. & Swr. Rev.:
Series 2017 A, 5% 12/1/41 (Assured Guaranty Muni. Corp. Insured)	565,000	601,228
Series 2019 B:
4% 12/1/44 (Assured Guaranty Muni. Corp. Insured)	210,000	196,527
4% 12/1/49 (Assured Guaranty Muni. Corp. Insured)	265,000	239,644
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (b)	2,320,000	2,180,788
Bonds:
(Marathon Oil Corp. Proj.) Series 2017 B1, 2.125%, tender 7/1/24 (b)	1,040,000	1,017,418
(Marathon Oil Corp.) Series 2017:
2.1%, tender 7/1/24 (b)	230,000	224,946
4.05%, tender 7/1/26 (b)	2,000,000	1,985,659
Series 2017 B2, 2.375%, tender 7/1/26 (b)	2,090,000	1,975,035
TOTAL LOUISIANA		61,629,736
Maine - 0.1%
Maine Fin. Auth. Rev. (Go Lab. Madison, LLC Proj.) Series 2021, 8% 12/1/51 (d)(f)	900,000	587,650
Maine Fin. Auth. Solid Waste Disposable Rev.:
(Casella Waste Sys., Inc. Proj.) Series 2005 R3, 5.25% 1/1/25 (d)(f)	120,000	120,572
Bonds (Casella Waste Systems, Inc. Proj.) Series 2015 R2, 4.375%, tender 8/1/25 (b)(d)(f)	240,000	237,283
Maine Fin. Auth. Student Ln. Rev. (Supplemental Ed. Ln. Prog.) Series 2021 A1:
5% 12/1/28 (Assured Guaranty Muni. Corp. Insured) (d)	105,000	112,016
5% 12/1/29 (Assured Guaranty Muni. Corp. Insured) (d)	105,000	113,433
5% 12/1/30 (Assured Guaranty Muni. Corp. Insured) (d)	105,000	114,659
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43 (Pre-Refunded to 7/1/23 @ 100)	570,000	570,627
Series 2013, 5% 7/1/33 (Pre-Refunded to 7/1/23 @ 100)	250,000	250,275
Series 2016 A:
4% 7/1/41	350,000	306,216
4% 7/1/46	490,000	407,560
5% 7/1/41	1,290,000	1,251,329
5% 7/1/46	3,395,000	3,081,982
Series 2017 A, 5% 7/1/47	2,645,000	2,707,725
Series 2017 B:
4% 7/1/25	55,000	55,402
4% 7/1/31	85,000	86,347
4% 7/1/32	60,000	60,802
4% 7/1/34	125,000	125,556
5% 7/1/26	40,000	41,637
5% 7/1/28	65,000	68,862
5% 7/1/29	50,000	53,001
5% 7/1/33	140,000	147,925
5% 7/1/35	90,000	94,332
Series 2018 A:
5% 7/1/30	65,000	69,215
5% 7/1/31	60,000	63,814
5% 7/1/34	110,000	116,720
5% 7/1/35	155,000	163,684
5% 7/1/36	180,000	189,020
5% 7/1/37	170,000	177,588
5% 7/1/38	125,000	130,229
5% 7/1/43	250,000	257,784
Series 2020 A:
4% 7/1/36	315,000	315,524
4% 7/1/37	255,000	250,434
4% 7/1/38	265,000	257,406
4% 7/1/39	330,000	318,728
4% 7/1/40	465,000	446,907
4% 7/1/50	1,660,000	1,503,570
Series 2021 A, 4% 7/1/51	1,000,000	882,941
Maine Hsg. Auth. Mtg.:
Series 2020 C, 4% 11/15/50	565,000	558,461
Series C, 3.5% 11/15/46	100,000	98,880
Maine Hsg. Auth. Mtg. Purchase Rev. Series 2014 C1, 3.5% 11/15/44 (d)	115,000	113,626
Maine Muni. Bond Bank Series 2016 B, 3.5% 11/1/29	735,000	742,677
Maine Tpk. Auth. Tpk. Rev.:
Series 2015:
5% 7/1/32	125,000	128,954
5% 7/1/36	320,000	328,695
5% 7/1/38	80,000	81,948
Series 2018:
5% 7/1/33	40,000	43,825
5% 7/1/34	55,000	60,173
5% 7/1/35	60,000	65,269
5% 7/1/36	110,000	118,773
5% 7/1/47	30,000	31,481
TOTAL MAINE		18,111,517
Maryland - 1.2%
Anne Arundel Cny Series 2023, 5% 10/1/46	2,195,000	2,454,287
Anne Arundel County Gen. Oblig. Series 2021, 3% 10/1/37	2,540,000	2,310,938
Baltimore Convention Ctr. Hotel Rev. Series 2017:
5% 9/1/25	305,000	300,746
5% 9/1/26	100,000	98,537
5% 9/1/33	210,000	208,721
5% 9/1/34	765,000	757,709
5% 9/1/36	870,000	842,686
5% 9/1/42	1,135,000	1,052,845
5% 9/1/46	3,685,000	3,348,306
Baltimore County Gen. Oblig.:
Series 2015, 3.5% 8/1/29	1,265,000	1,274,434
Series 2016, 5% 2/1/41	400,000	414,511
Series 2021, 5% 3/1/34	470,000	542,664
Baltimore Gen. Oblig.:
(East Baltimore Research Park Proj.) Series 2017 A, 5% 9/1/38	330,000	329,113
Series 2022, 5% 6/1/51	600,000	563,989
Baltimore Proj. Rev.:
(Wastewtr. Projs.) Series 2014 C, 5% 7/1/33	945,000	968,512
(Wtr. Projs.):
Series 2013 B:
5% 7/1/28 (Pre-Refunded to 1/1/24 @ 100)	440,000	444,148
5% 7/1/30 (Pre-Refunded to 1/1/24 @ 100)	670,000	676,316
Series 2014 C, 5% 7/1/31	635,000	651,588
Series 2017 A, 5% 7/1/41	1,065,000	1,107,426
Series 2019 A, 4% 7/1/49	1,385,000	1,326,550
Series 2020 A:
4% 7/1/45	1,415,000	1,370,847
5% 7/1/50	1,555,000	1,661,258
Series 2019 A, 4% 7/1/39	320,000	321,088
Brunswick Spl. Oblig. Series 2019:
4% 7/1/29	80,000	77,849
5% 7/1/36	85,000	85,657
City of Westminster Series 2016:
5% 11/1/27	315,000	326,980
5% 11/1/28	335,000	348,473
5% 11/1/29	355,000	369,961
5% 11/1/30	375,000	390,366
5% 11/1/31	110,000	114,422
Frederick County Tax Increment and Spl. Tax Series 2020 B, 4.625% 7/1/43 (f)	205,000	197,312
Gaithersburg Eco Dev. Rev. Bd Series 2018 A:
5% 1/1/27	210,000	210,241
5% 1/1/28	280,000	279,873
5% 1/1/33	1,750,000	1,716,087
5% 1/1/36	85,000	81,397
Howard County Spl. Oblig. (Downtown Columbia Proj.) Series 2017 A, 4.5% 2/15/47 (f)	235,000	210,654
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	375,000	351,051
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2014 C, 4% 9/1/44	140,000	139,285
Series 2018 A, 4.5% 9/1/48	770,000	770,723
Series 2019 C:
3.5% 3/1/50	105,000	102,508
5% 9/1/27	45,000	47,993
5% 9/1/28	5,000	5,423
Series 2020 D, 3.25% 9/1/50	1,900,000	1,839,972
Series 2021 A, 3% 9/1/51	1,630,000	1,564,615
Series 2021 B, 3% 9/1/51	1,790,000	1,711,603
Maryland Dept. of Trans.:
Series 2021 A, 3% 10/1/33	750,000	717,411
Series 2021 B:
4% 8/1/37 (d)	485,000	473,455
4% 8/1/38 (d)	575,000	559,075
4% 8/1/41 (d)	295,000	280,029
4% 8/1/51 (d)	1,270,000	1,166,791
5% 8/1/36 (d)	295,000	316,794
5% 8/1/46 (d)	5,765,000	5,989,958
Maryland Econ. Dev. Auth. Rev.:
(Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/23	140,000	140,000
5% 6/1/24	145,000	146,759
5% 6/1/25	150,000	151,608
5% 6/1/27	140,000	143,759
5% 6/1/30	530,000	550,095
5% 6/1/32	145,000	150,359
5% 6/1/35	1,085,000	1,118,502
(Trans. Facilities Proj.) Series 2017 A, 5% 6/1/28	210,000	217,480
Series 2022 A:
5% 12/31/42	1,000,000	1,026,427
5.25% 12/31/47	500,000	519,425
5.25% 6/30/53	1,000,000	1,033,590
Maryland Econ. Dev. Corp.:
(Port Covington Proj.) Series 2020:
4% 9/1/40	485,000	422,733
4% 9/1/50	340,000	275,270
(Purple Line Lt. Rail Proj.):
Series 2022 A, 5% 11/12/28 (d)	2,750,000	2,814,947
Series 2022 B:
5.25% 6/30/52 (d)	1,000,000	1,016,123
5.25% 6/30/55 (d)	11,120,000	11,272,732
(SSA Baltimore Proj.) Series 2021, 3.997% 4/1/34	250,000	201,914
Purple Line Lt. Rail Proj. Series 2022 B, 5.25% 6/30/47 (d)	1,000,000	1,018,142
Maryland Econ. Dev. Corp. Rev. Bonds (Constellation Energy Group INC. Proj.) Series 2006 B, 4.1%, tender 4/3/28 (b)	800,000	810,831
Maryland Econ. Dev. Corp. Sr. Parking Facilities Rev.:
(Baltimore City Proj.):
Series 2018 A, 5% 6/1/58	715,000	656,629
Series 2018 C:
4% 6/1/48	115,000	86,257
4% 6/1/58	340,000	239,850
Series 2018 C, 4% 6/1/38	35,000	29,180
Maryland Econ. Dev. Corp. Student Hsg. Rev.:
(Bowie State Univ. Proj.) Series 2015:
5% 6/1/25 (f)	240,000	243,180
5% 6/1/29 (f)	335,000	345,527
5% 6/1/33 (f)	360,000	369,769
(Univ. of Maryland, College Park Projs.) Series 2016:
5% 6/1/35 (Assured Guaranty Muni. Corp. Insured)	645,000	671,619
5% 6/1/43 (Assured Guaranty Muni. Corp. Insured)	240,000	245,149
Maryland Gen. Oblig.:
Series 2016, 4% 6/1/30	1,400,000	1,409,645
Series 2018 A, 5% 3/15/26	1,605,000	1,690,370
Series 2021 2A, 5% 8/1/28	4,040,000	4,470,421
Series 2022 2C, 4% 3/1/29	3,030,000	3,228,294
Series 2022 A:
5% 6/1/33	750,000	884,690
5% 6/1/37	1,000,000	1,143,653
Series C, 5% 8/1/24	2,605,000	2,657,350
Maryland Health & Higher Edl.:
Series 2021 A:
3% 7/1/51	2,815,000	1,988,701
4% 6/1/38	500,000	471,422
4% 6/1/46	1,050,000	927,850
4% 6/1/51	1,640,000	1,404,810
4% 6/1/55	1,545,000	1,297,724
5% 6/1/29	125,000	132,819
5% 6/1/31	20,000	21,588
5% 6/1/33	320,000	342,740
Series 2021 B, 4% 1/1/51	500,000	416,051
Series 2021, 5% 1/1/36	155,000	157,591
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	1,930,000	1,974,476
Series 2013 A, 6.75% 7/1/44	290,000	290,389
Series 2014:
5% 7/1/39 (Pre-Refunded to 7/1/24 @ 100)	1,475,000	1,499,538
5.25% 7/1/34 (Pre-Refunded to 7/1/24 @ 100)	2,415,000	2,457,660
Series 2015:
5% 8/15/25	1,370,000	1,399,919
5% 7/1/27	900,000	916,436
5% 7/1/29	370,000	377,963
5% 8/15/33	1,325,000	1,357,198
5% 7/1/40	110,000	111,263
5% 7/1/45	1,915,000	1,930,021
Series 2016 A:
4% 7/1/42	255,000	232,381
5% 7/1/32	85,000	87,478
5% 7/1/33	215,000	221,176
5% 7/1/34	255,000	262,534
5% 7/1/35	425,000	436,233
5% 7/1/36	210,000	214,786
5% 7/1/38	65,000	65,831
5% 1/1/45	140,000	141,994
5.5% 1/1/36	2,475,000	2,545,205
5.5% 1/1/46	5,150,000	5,200,576
Series 2017 A:
5% 7/1/33	370,000	382,826
5% 7/1/34	230,000	237,520
5% 7/1/38	1,030,000	1,042,105
Series 2020 B:
5% 4/15/24	45,000	45,519
5% 4/15/25	60,000	61,632
Maryland Stadium Auth. Series 2022 A:
5% 6/1/47	5,050,000	5,508,814
5% 6/1/52	1,195,000	1,295,261
Maryland Stadium Auth. Built to Learn Rev.:
Series 2021, 4% 6/1/46	3,235,000	3,087,579
Series 2022 A:
4% 6/1/35	160,000	164,799
4% 6/1/37	135,000	136,387
4% 6/1/38	145,000	145,662
4% 6/1/47	1,665,000	1,586,282
Maryland Stadium Auth. Rev.:
Series 2018 A, 5% 5/1/42	2,710,000	2,843,347
Series 2018 B, 5% 5/1/35	1,180,000	1,276,617
Series 2020 B, 5% 5/1/47	740,000	822,988
Series 2022 C:
0% 5/1/51	1,355,000	368,231
0% 5/1/52	2,040,000	525,564
0% 5/1/53	1,010,000	246,634
0% 5/1/54	1,490,000	346,049
0% 5/1/55	925,000	204,282
Maryland Trans. Auth. Passenger Facility Charge Rev. Series 2019, 4% 6/1/33 (d)	960,000	958,839
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020:
4% 7/1/50	605,000	578,327
5% 7/1/40	315,000	344,102
Montgomery County Econ. Dev. Rev. Series 2018 A, 5.375% 7/1/48	915,000	759,037
Prince Georges County Ctfs. of Prtn. Series 2021:
5% 10/1/27	1,740,000	1,880,351
5% 10/1/28	2,545,000	2,803,262
Prince Georges County Rev. Auth. Spl. Oblig. (Suitland-Naylor Road Proj.) Series 2016:
4.75% 7/1/36 (f)	245,000	245,521
5% 7/1/46 (f)	350,000	350,728
Prince Georges County Spl. Oblig. (Westphalia Town Ctr. Proj.) Series 2018:
5.125% 7/1/39 (f)	115,000	112,591
5.25% 7/1/48 (f)	115,000	111,763
Rockville Mayor & Council Econ. Dev.:
(Ingleside at King Farm Proj.):
Series 2017 A1, 5% 11/1/31	210,000	197,861
Series 2017 A2:
5% 11/1/29	70,000	67,177
5% 11/1/31	85,000	80,087
5% 11/1/32	70,000	65,351
Series 2017 B:
4.25% 11/1/37	55,000	43,928
4.5% 11/1/43	275,000	216,965
5% 11/1/47	1,005,000	834,479
(Rfdg.-Ingleside King Farm Proj.) Series 2017:
5% 11/1/35	140,000	127,289
5% 11/1/37	315,000	281,792
5% 11/1/42	1,280,000	1,097,582
Washington County Econ. Dev. Rev. (Homewood Maryland Obligated Group Proj.) Series 2021:
4% 5/1/26	245,000	236,111
4% 5/1/27	255,000	241,513
4% 5/1/30	285,000	254,906
4% 5/1/31	155,000	136,135
4% 5/1/36	985,000	798,107
4% 5/1/42	2,010,000	1,494,086
Washington Metropolitan Area Transit Auth.:
Series 2020 A:
4% 7/15/40	180,000	180,674
5% 7/15/38	740,000	814,813
5% 7/15/39	1,625,000	1,783,154
Series 2021 A, 5% 7/15/41	895,000	987,238
Westminster Proj. Rev.:
Series 2014 A:
5% 7/1/24	120,000	120,224
6.25% 7/1/44	510,000	513,081
Series 2014:
5.125% 7/1/34 (Pre-Refunded to 7/1/24 @ 100)	635,000	645,383
5.5% 7/1/44 (Pre-Refunded to 7/1/24 @ 100)	635,000	647,884
TOTAL MARYLAND		154,098,248
Massachusetts - 1.5%
Boston Gen. Oblig. Series 2022 A:
5% 11/1/37	935,000	1,078,149
5% 11/1/41	2,335,000	2,652,173
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Series 2015 A, 5% 7/1/45	360,000	368,202
Series 2021 A1, 5% 7/1/34	2,640,000	3,038,725
Series 2021 A2:
5% 7/1/41	1,385,000	1,495,613
5% 7/1/42	480,000	516,950
Massachusetts Clean Wtr. Trust Series 2021 23A, 5% 2/1/39	1,965,000	2,199,924
Massachusetts Commonwealth Trans. Fund Rev.:
(Accelerated Bridge Prog.):
Series 2013 A, 5% 6/1/23	560,000	560,000
Series 2014 A, 5% 6/1/44	2,250,000	2,270,352
(Rail Enhacement Prog.) Series 2022 A, 5% 6/1/50	4,700,000	5,087,087
(Rail Enhancement Prog.) Series 2021 B, 5% 6/1/37	3,900,000	4,187,587
Series 2017 A, 5% 6/1/43	1,980,000	2,087,397
Series 2021 A:
4% 6/1/50	1,800,000	1,754,620
5% 6/1/51	6,265,000	6,718,250
Series 2022 B, 5% 6/1/52	1,800,000	1,959,576
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Series 2019 A, 5% 1/1/32	2,315,000	2,559,193
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	255,000	255,956
(Newbridge On The Charles Proj.) Series 2017:
5% 10/1/37 (f)	635,000	604,357
5% 10/1/47 (f)	1,255,000	1,121,864
5% 10/1/57 (f)	2,930,000	2,562,845
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	475,000	513,217
5% 7/1/32	270,000	291,336
5% 7/1/34	510,000	549,028
Series 2017, 4% 7/1/41	1,215,000	1,181,609
(UMass Memorial Health Care Proj.) Series K, 5% 7/1/38	275,000	279,952
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L:
4% 7/1/44	680,000	612,092
5% 7/1/44	250,000	251,960
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	125,000	127,452
5% 10/1/28	125,000	127,684
5% 10/1/29	135,000	137,997
5% 10/1/30	65,000	66,414
5% 10/1/31	150,000	153,112
5% 10/1/32	155,000	158,002
5% 10/1/33	75,000	76,330
5% 10/1/46	240,000	233,715
Caregroup, Inc. Series 2015 H-1, 5% 7/1/25	90,000	92,409
Series 1999 P, 5.45% 5/15/59 (Assured Guaranty Corp. Insured)	355,000	401,176
Series 2013 G, 5% 7/1/37	570,000	559,298
Series 2014 F:
5.625% 7/15/36	85,000	85,015
5.75% 7/15/43	920,000	920,197
Series 2015 D, 5% 7/1/44	145,000	146,519
Series 2015 F, 5% 8/15/30	210,000	217,692
Series 2015 O2, 5% 7/1/27	300,000	311,245
Series 2015:
5% 4/15/25	30,000	30,001
5% 1/1/31	190,000	192,966
5% 5/1/41	250,000	253,363
Series 2016 A:
5% 1/1/47	390,000	390,258
5.25% 1/1/42	50,000	50,665
Series 2016 B, 4% 10/1/46	165,000	134,774
Series 2016:
5% 10/1/29	120,000	125,854
5% 10/1/30	185,000	193,938
5% 7/1/31	205,000	212,453
5% 10/1/31	200,000	209,585
5% 7/1/36	305,000	312,926
5% 1/1/40	530,000	545,754
5% 10/1/43	1,810,000	1,755,059
5% 7/1/46	465,000	466,501
5% 10/1/48	1,975,000	1,858,710
Series 2017 A, 5% 1/1/36	155,000	158,880
Series 2017 B:
5% 7/1/42	580,000	561,988
5% 9/1/42	2,135,000	2,212,486
Series 2017:
5% 7/1/33	125,000	129,286
5% 7/1/34	150,000	154,961
5% 7/1/47	60,000	59,431
Series 2018 J1, 5% 7/1/48	640,000	659,323
Series 2018:
5% 11/15/38 (f)	380,000	384,522
5% 1/1/43	85,000	85,479
5% 10/1/48	250,000	227,919
5% 10/1/54	400,000	357,157
5.125% 11/15/46 (f)	820,000	826,202
Series 2019 A:
4% 7/1/44	475,000	396,427
5% 7/1/39	395,000	390,423
5% 7/1/44	885,000	856,394
Series 2019 K:
5% 7/1/25	55,000	56,472
5% 7/1/26	70,000	72,928
5% 7/1/27	85,000	89,926
5% 7/1/31	240,000	261,498
5% 7/1/32	240,000	261,286
Series 2019:
5% 7/1/25	40,000	40,589
5% 7/1/26	25,000	25,612
5% 7/1/28	35,000	36,583
5% 7/1/29	30,000	31,652
5% 9/1/59	3,760,000	3,902,853
Series 2020 A:
4% 7/1/45	3,055,000	2,642,463
5% 10/15/29	3,530,000	4,016,460
5% 10/15/30	3,530,000	4,086,993
Series 2020 C:
4% 10/1/45 (Assured Guaranty Muni. Corp. Insured)	400,000	376,377
5% 10/1/32 (Assured Guaranty Muni. Corp. Insured)	180,000	196,018
5% 10/1/33 (Assured Guaranty Muni. Corp. Insured)	110,000	119,620
Series 2021 V, 5% 7/1/55	4,180,000	4,807,722
Series 2021:
4% 9/1/48	335,000	268,781
4% 7/1/51	1,110,000	922,654
5% 7/1/41 (f)	250,000	209,507
Series 2022 B, 5% 11/15/32	2,125,000	2,540,448
Series 2022:
5% 10/1/38	1,000,000	1,131,303
5% 10/1/44	3,500,000	3,877,901
5.125% 1/1/40	105,000	95,121
5.25% 1/1/50	655,000	560,064
Series 2023 G:
4.375% 7/1/52	785,000	736,938
5.25% 7/1/52	3,450,000	3,587,885
Series BB1, 5% 10/1/46	1,205,000	1,240,422
Series J2, 5% 7/1/53	7,175,000	7,365,930
Series M:
4% 10/1/50	3,070,000	2,521,499
5% 10/1/45	2,315,000	2,324,939
Series N 2016, 5% 12/1/41	1,500,000	1,541,178
Massachusetts Edl. Fing. Auth. Rev.:
Series 2012 J:
4.7% 7/1/26 (d)	105,000	105,012
4.9% 7/1/28 (d)	110,000	110,016
Series 2016 J, 3.5% 7/1/33 (d)	630,000	602,848
Series 2016, 5% 7/1/24 (d)	990,000	998,915
Series 2018 C, 4.125% 7/1/46 (d)	2,180,000	1,892,324
Series 2019 B:
3% 7/1/35 (d)	150,000	149,834
5% 7/1/27 (d)	475,000	494,631
Series 2019 C, 3.75% 7/1/47 (d)	1,955,000	1,622,578
Series 2020 B, 2.625% 7/1/36 (d)	55,000	52,570
Series 2021 B, 2% 7/1/37 (d)	90,000	75,206
Series 2021 C, 3% 7/1/51 (d)	700,000	468,265
Series 2022 C, 4.125% 7/1/52 (d)	2,210,000	1,825,286
Massachusetts Gen. Oblig.:
Series 2004 A, 5.5% 8/1/30	1,305,000	1,514,719
Series 2016 H, 5% 12/1/26	2,135,000	2,280,341
Series 2017 A, 5% 4/1/37	550,000	583,289
Series 2017 D, 5% 7/1/25	1,500,000	1,556,017
Series 2017 F, 5% 11/1/39	1,350,000	1,432,336
Series 2018 B, 5% 7/1/30	750,000	859,879
Series 2019 A, 5% 1/1/49	705,000	746,082
Series 2019 C, 5% 5/1/49	1,205,000	1,278,961
Series 2019 D, 3% 5/1/35	1,000,000	934,193
Series 2020 C, 3% 3/1/49	2,335,000	1,796,545
Series 2021 B:
3% 4/1/47	1,200,000	939,025
3% 4/1/49	3,150,000	2,422,670
Series 2022 B, 3% 2/1/48	5,250,000	4,074,617
Series 2022 C, 5% 10/1/52	1,750,000	1,901,257
Series D, 5% 7/1/45	3,790,000	4,099,632
Series E:
5% 11/1/45	1,125,000	1,220,678
5% 11/1/50	470,000	504,362
Massachusetts Hsg. Fin. Auth.:
Series 2021 221, 3% 12/1/50	750,000	719,290
Series 2021 223, 3% 6/1/47	2,015,000	1,930,783
Massachusetts Muni. Wholesale Elec. Co. Series 2021 A, 4% 7/1/46	480,000	459,421
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	255,000	269,905
5% 7/1/34	130,000	137,395
5% 7/1/38	190,000	198,366
Series 2016 B, 5% 7/1/43 (d)	1,045,000	1,061,329
Series 2019 A:
5% 7/1/34 (d)	1,005,000	1,081,172
5% 7/1/35 (d)	1,000,000	1,068,096
5% 7/1/36 (d)	170,000	180,387
5% 7/1/37 (d)	835,000	880,610
5% 7/1/38 (d)	1,045,000	1,100,923
5% 7/1/39 (d)	2,060,000	2,159,259
5% 7/1/40 (d)	1,580,000	1,651,098
Series 2021 E:
5% 7/1/37 (d)	2,895,000	3,105,697
5% 7/1/41 (d)	4,915,000	5,196,206
5% 7/1/46 (d)	2,680,000	2,792,995
5% 7/1/51 (d)	6,355,000	6,580,117
Massachusetts Port Auth. Spl. Facilities Rev.:
(BOSfuel Proj.) Series 2019 A:
5% 7/1/35 (d)	105,000	111,739
5% 7/1/36 (d)	210,000	222,014
5% 7/1/37 (d)	305,000	320,483
5% 7/1/38 (d)	35,000	36,680
(Bosfuel Proj.) Series 2019 A, 5% 7/1/49 (d)	1,050,000	1,077,638
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev.:
Series 2015 C, 5% 8/15/31 (Pre-Refunded to 8/15/25 @ 100)	180,000	187,461
Series 2016 B, 5% 11/15/33	1,625,000	1,729,979
Series 2020 A, 4% 8/15/45	250,000	244,639
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 2016 C, 4% 8/1/40	2,710,000	2,695,130
Natick Gen. Oblig. Series 2018, 4% 7/15/36	700,000	715,530
Univ. of Massachusetts Bldg. Auth. Rev. Series 2017 3, 5% 11/1/36	1,895,000	2,037,319
Worcester Gen. Oblig. Series 2022, 3% 2/1/37 (Assured Guaranty Muni. Corp. Insured)	250,000	225,050
TOTAL MASSACHUSETTS		191,434,377
Michigan - 1.0%
Byron Ctr. Pub. Schools Series 2023 II, 5.25% 5/1/53	1,000,000	1,082,803
Calhoun County Hosp. Fin. Auth. Rev. Series 2016:
5% 2/15/37	140,000	139,996
5% 2/15/41	800,000	776,295
5% 2/15/47	2,235,000	2,102,335
Detroit Downtown Dev. Auth. Tax:
Series 2018 A:
5% 7/1/43	1,335,000	1,339,315
5% 7/1/48 (Assured Guaranty Muni. Corp. Insured)	1,645,000	1,649,801
Series A, 5% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	355,000	356,705
Detroit Gen. Oblig.:
Series 2018:
5% 4/1/27	235,000	240,151
5% 4/1/29	105,000	107,735
5% 4/1/30	95,000	97,386
5% 4/1/31	105,000	107,534
5% 4/1/32	120,000	122,831
5% 4/1/33	170,000	173,623
5% 4/1/37	295,000	296,191
5% 4/1/38	195,000	195,076
Series 2020:
5.5% 4/1/32	175,000	185,812
5.5% 4/1/34	95,000	100,744
5.5% 4/1/36	130,000	136,152
5.5% 4/1/38	290,000	300,160
5.5% 4/1/40	205,000	210,803
5.5% 4/1/45	145,000	147,560
5.5% 4/1/50	295,000	298,384
Series 2021 A:
5% 4/1/46	500,000	481,233
5% 4/1/50	585,000	554,674
Detroit School District School Bldg. and Site Impt. Series 2020 A:
5% 5/1/30	205,000	230,509
5% 5/1/31	255,000	285,146
5% 5/1/32	395,000	440,029
5% 5/1/34	745,000	823,872
5% 5/1/36	210,000	229,166
5% 5/1/37	230,000	248,907
Downriver Util. Wastewtr. Auth. Swr. Sys. Rev. Series 2018, 5% 4/1/38 (Assured Guaranty Muni. Corp. Insured)	95,000	99,986
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/41	70,000	58,272
5% 7/1/25	30,000	30,104
5% 7/1/26	25,000	25,231
5% 7/1/27	40,000	40,641
5% 7/1/28	60,000	61,438
Gerald R. Ford Int'l. Arpt. Auth. Rev. Series 2021, 5% 1/1/51 (d)	895,000	934,807
Grand Rapids Econ. Dev. Corp. Econ. Dev. Rev. (Beacon Hill at Eastgate Proj.) Series 2017 A:
5% 11/1/32	300,000	274,399
5% 11/1/37	165,000	141,919
5% 11/1/47	390,000	302,704
5% 11/1/52	165,000	124,735
Grand Rapids Pub. Schools Series 2019, 5% 11/1/26 (Assured Guaranty Muni. Corp. Insured)	60,000	63,292
Grand Traverse County Hosp. Fin. Auth. Series 2021, 3% 7/1/51	1,625,000	1,121,028
Great Lakes Wtr. Auth. Sew Disp. Sys.:
Series 2016 B, 5% 7/1/34	2,790,000	2,948,707
Series 2016 C:
5% 7/1/30	135,000	141,539
5% 7/1/36	4,345,000	4,529,466
Series 2018 A:
5% 7/1/43	380,000	396,587
5% 7/1/48	1,645,000	1,699,969
Series 2022 A, 5.25% 7/1/47	3,225,000	3,473,718
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev.:
Series 2016 A, 5% 7/1/46	4,265,000	4,354,522
Series 2016 B:
5% 7/1/46	1,225,000	1,276,932
5% 7/1/46	3,205,000	3,270,418
Series 2016 C:
5% 7/1/35	650,000	681,377
5.25% 7/1/34	2,425,000	2,572,567
Series 2016 D, 5% 7/1/36	670,000	698,445
Series 2022 A, 5.25% 7/1/47	3,000,000	3,243,122
Jackson County Series 2019:
4% 5/1/32 (Build America Mutual Assurance Insured)	120,000	125,706
4% 5/1/33 (Build America Mutual Assurance Insured)	125,000	130,307
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	365,000	379,534
Karegnondi Wtr. Auth. Genesee, Lapeer and Sanilac Wtr. Supply Sys. Series 2014 A, 5.25% 11/1/40	2,810,000	2,814,603
Kentwood Econ. Dev. Corp.:
Series 2019, 5% 11/15/41	250,000	222,578
Series 2022:
4% 11/15/31	265,000	242,105
4% 11/15/43	365,000	273,662
Lake Orion Cmnty. School District Series 2019, 5% 5/1/24	30,000	30,422
Lansing Cmnty. College Series 2019, 5% 5/1/44	325,000	346,091
Lincoln Consolidated School District Series 2016 A, 5% 5/1/28	250,000	262,097
Livonia Pub. School District Series 2006 II, 5% 5/1/40 (Assured Guaranty Muni. Corp. Insured)	750,000	773,427
Michigan Bldg. Auth. Rev.:
(Facilities Prog.):
Series 1A, 5.25% 10/15/47	990,000	995,982
Series 2019 I, 4% 10/15/49	595,000	579,140
Series 2015 I:
5% 4/15/30	580,000	608,159
5% 4/15/30 (Pre-Refunded to 10/15/25 @ 100)	30,000	31,275
Series 2022 I, 4% 10/15/52	370,000	354,644
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018:
4% 11/1/48	250,000	230,453
5% 11/1/43	485,000	507,175
(College for Creative Studies Proj.) Series 2015, 5% 12/1/45	250,000	247,389
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/25	270,000	277,679
(Local Govt. Ln. Prog.) Series 2014 D, 5% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	120,000	120,841
(Trinity Health Proj.) Series 2017, 5% 12/1/37	65,000	68,097
Bonds:
Series 2015 D1, 1.2%, tender 4/13/28 (b)	540,000	468,192
Series 2015 D2, 1.2%, tender 4/13/28 (b)	680,000	589,575
Series 2019 MI2, 5%, tender 2/1/25 (b)	45,000	46,091
Series 2013 MI2, 4% 12/1/36	1,120,000	1,124,901
Series 2014 C3, 5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	500,000	506,617
Series 2014 C7, 5% 7/1/32	620,000	628,665
Series 2014 D1, 5% 7/1/35 (Assured Guaranty Muni. Corp. Insured)	300,000	303,398
Series 2014 D6, 5% 7/1/36	1,250,000	1,261,124
Series 2014 F:
3.875% 10/1/23	145,000	144,717
4% 10/1/24	180,000	178,573
Series 2015 B, 5% 5/15/35	1,475,000	1,507,671
Series 2015 C:
5% 7/1/33	170,000	173,900
5% 7/1/34	580,000	592,372
5% 7/1/35	5,280,000	5,379,934
Series 2015 D1, 5% 7/1/34	240,000	247,299
Series 2015 D2, 5% 7/1/34	1,210,000	1,235,811
Series 2015 MI, 5% 12/1/24	540,000	553,056
Series 2015:
5% 11/15/28	70,000	71,024
5% 11/15/28 (Pre-Refunded to 5/15/25 @ 100)	20,000	20,624
Series 2016:
5% 11/15/26	55,000	57,402
5% 11/15/32	270,000	280,756
5% 11/15/34	950,000	983,809
5% 11/15/37	1,030,000	1,055,747
5% 11/15/41	520,000	528,906
Series 2017 MI:
5% 12/1/30	210,000	224,569
5% 12/1/31	425,000	452,749
Series 2019 A:
3% 12/1/49	1,715,000	1,242,095
4% 12/1/49	50,000	46,743
4% 11/15/50	1,035,000	912,597
5% 2/15/37	410,000	427,070
5% 2/15/38	590,000	610,317
5% 2/15/39	2,950,000	3,037,538
5% 12/1/41	540,000	562,828
5% 11/15/48	110,000	112,657
5% 5/15/54	3,000,000	2,949,420
Series 2019 MI1, 5% 12/1/48	785,000	801,215
Series 2020 A, 4% 6/1/49	715,000	634,443
Series 2020 B, 0% 6/1/45	1,200,000	277,422
Series 2020 B1, 5% 6/1/49	1,250,000	1,269,517
Series 2020 B2, 0% 6/1/65	3,750,000	367,200
Series 2020, 5% 6/1/40	30,000	31,123
Series 2021:
4% 9/1/39	425,000	401,617
4% 9/1/40	425,000	397,475
4% 9/1/41	355,000	329,155
Series 2022 A, 5% 12/1/32	1,705,000	1,902,352
Series 2022, 5% 4/15/28	1,750,000	1,891,362
Michigan Hosp. Fin. Auth. Rev. Series 2008 C:
5% 12/1/32	175,000	187,273
5% 12/1/32 (Pre-Refunded to 12/1/27 @ 100)	20,000	21,748
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series A, 3.5% 12/1/50	390,000	380,355
Michigan State Hsg. Dev. Auth.:
Series 2023 A, 5.15% 10/1/58	2,945,000	3,039,750
Series 2023, 3.75% 4/1/27	1,500,000	1,494,612
Michigan Strategic Fund Ltd. Oblig. Rev.:
(I-75 Impt. Proj.) Series 2018:
4.125% 6/30/35 (Assured Guaranty Muni. Corp. Insured) (d)	1,030,000	998,290
5% 12/31/43 (d)	1,855,000	1,854,858
5% 6/30/48 (d)	1,465,000	1,438,080
Bonds (Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (b)(d)	3,255,000	3,148,863
Michigan Tobacco Settlement Fin. Auth. Tobacco Settlement Asset Rev.:
Series 2007 B, 0% 6/1/52	3,580,000	410,066
Series 2008, 0% 6/1/46	7,000,000	707,282
Michigan Trunk Line Fund Rev. Series 2021 A, 4% 11/15/44	3,750,000	3,667,884
Oakland Univ. Rev.:
Series 2016, 5% 3/1/41	50,000	50,752
Series 2019 A, 5% 3/1/31	35,000	38,400
Series 2019:
5% 3/1/32	40,000	43,753
5% 3/1/33	40,000	43,506
5% 3/1/34	45,000	48,805
5% 3/1/35	45,000	48,594
5% 3/1/36	50,000	53,654
5% 3/1/37	60,000	63,799
5% 3/1/38	85,000	89,637
5% 3/1/39	60,000	63,062
5% 3/1/40	720,000	755,306
5% 3/1/41	760,000	795,510
5% 3/1/44	1,485,000	1,549,239
5% 3/1/50	2,400,000	2,490,003
Portage Pub. Schools Series 2016:
5% 11/1/30	345,000	361,205
5% 11/1/31	305,000	318,290
5% 11/1/33	55,000	57,180
5% 11/1/36	100,000	103,458
5% 11/1/37	55,000	56,871
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D, 5% 9/1/23 (Escrowed to Maturity)	35,000	35,131
Univ. of Michigan Rev. Series 2020 A:
4% 4/1/45	1,060,000	1,036,017
5% 4/1/50	255,000	275,694
Warren Consolidated School District Series 2016:
5% 5/1/28	230,000	241,129
5% 5/1/29	235,000	246,038
Wayne County Arpt. Auth. Rev.:
Series 2012 A, 5% 12/1/42	305,000	305,122
Series 2014 B:
5% 12/1/39 (Build America Mutual Assurance Insured)	130,000	131,576
5% 12/1/44	525,000	529,023
Series 2014 C:
5% 12/1/39 (d)	100,000	100,348
5% 12/1/44 (d)	215,000	215,291
Series 2015 D:
5% 12/1/30	75,000	77,741
5% 12/1/31	130,000	134,734
5% 12/1/40 (Assured Guaranty Muni. Corp. Insured)	1,515,000	1,557,039
Series 2015 G:
5% 12/1/28 (d)	670,000	685,332
5% 12/1/31	85,000	88,095
5% 12/1/32	85,000	88,067
5% 12/1/33	110,000	113,893
Series 2015, 5% 12/1/29	90,000	93,261
Series 2017 A:
4% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	180,000	183,435
4% 12/1/34 (Assured Guaranty Muni. Corp. Insured)	150,000	152,451
4% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	145,000	146,551
4% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	150,000	151,149
5% 12/1/28	35,000	37,547
5% 12/1/29	30,000	32,112
5% 12/1/30	40,000	42,752
5% 12/1/31	45,000	48,085
5% 12/1/32	45,000	48,059
5% 12/1/33	20,000	21,465
5% 12/1/34	85,000	90,652
5% 12/1/35	80,000	84,716
5% 12/1/37	30,000	31,429
5% 12/1/37	70,000	73,453
Series 2017 B:
5% 12/1/29 (d)	75,000	78,649
5% 12/1/30 (d)	85,000	89,146
5% 12/1/31 (d)	100,000	104,854
5% 12/1/32 (d)	65,000	68,502
5% 12/1/32 (d)	80,000	83,837
5% 12/1/34 (d)	75,000	78,678
5% 12/1/35 (d)	80,000	83,499
5% 12/1/37 (d)	100,000	103,469
5% 12/1/42 (d)	120,000	122,813
Series 2017 C, 5% 12/1/28	60,000	64,575
Series 2018 B, 5% 12/1/48 (d)	705,000	719,562
Series 2018 D:
5% 12/1/29 (d)	565,000	602,611
5% 12/1/31 (d)	530,000	564,936
5% 12/1/32 (d)	550,000	585,868
Wayne County Arpt. Rev. Series 2017 C, 5% 12/1/37 (Assured Guaranty Muni. Corp. Insured) (d)(f)	2,950,000	3,060,910
TOTAL MICHIGAN		130,359,228
Minnesota - 0.2%
Apple Valley Sr. Living (Minnesota Sr. Living LLC Proj.):
Series 2016 B, 5% 1/1/47	565,000	347,996
Series 2016 D, 7.25% 1/1/52	610,000	396,143
City of White Bear Lake (YMCA of Greater Twin Cities Proj.) Series 2018:
5% 6/1/23	35,000	35,000
5% 6/1/27	30,000	31,174
Deephaven Charter School Lease Rev. Series 2017 A:
5% 10/1/37	70,000	63,017
5% 10/1/49	140,000	117,054
Duluth Econ. Dev. Auth. Series 2021 A:
4% 7/1/31	215,000	195,228
4% 7/1/36	355,000	294,668
4% 7/1/41	145,000	112,185
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
4.25% 2/15/43	595,000	573,384
4.25% 2/15/48	700,000	662,950
5% 2/15/43	570,000	581,672
5% 2/15/48	1,075,000	1,090,620
5% 2/15/53	700,000	708,165
5% 2/15/58	660,000	666,036
5.25% 2/15/53	1,500,000	1,547,818
Duluth Independent School District #709 Ctfs. of Prtn.:
Series 2019 A:
4% 3/1/32	240,000	230,046
4.2% 3/1/34	65,000	62,384
Series 2019 B:
5% 2/1/25	50,000	51,244
5% 2/1/26	160,000	166,614
5% 2/1/28	45,000	48,390
Elk River Independent School District #728 Series 2020 A, 2.5% 2/1/38	1,735,000	1,397,947
Hennepin County Reg'l. Railroad Auth. Series 2019, 5% 12/1/28	135,000	151,515
Maple Grove Health Care Sys. Rev.:
Series 2015:
5% 9/1/27	70,000	71,732
5% 9/1/29	345,000	353,535
Series 2017:
5% 5/1/24	65,000	65,571
5% 5/1/25	100,000	101,718
Metropolitan Council Gen. Oblig. Rev.:
Series 2019 A, 3% 3/1/29	900,000	894,794
Series 2021 B, 5% 12/1/23	1,115,000	1,124,161
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2017 A, 5% 11/15/25	75,000	77,792
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2016 C:
5% 1/1/41	530,000	549,137
5% 1/1/46	640,000	659,529
Series 2022 B:
5% 1/1/35 (d)	645,000	701,508
5% 1/1/37 (d)	1,580,000	1,686,280
Minneapolis Taxable Charter Schools Lease Rev. (Twin cities Int'l. Schools Proj.) Series 2017 A, 5% 12/1/47 (f)	250,000	229,204
Minnesota Higher Ed. Facilities Auth. Rev.:
Series 2016 A, 5% 5/1/46	95,000	85,427
Series 2018 A:
5% 10/1/29	55,000	58,302
5% 10/1/30	90,000	95,339
5% 10/1/32	40,000	42,222
5% 10/1/33	50,000	52,647
5% 10/1/45	260,000	264,502
Minnesota Hsg. Fin. Agcy.:
Series 2015 A, 4% 1/1/41 (d)	30,000	29,853
Series 2018 E, 4.25% 1/1/49	430,000	427,729
Series 2021 D, 3% 1/1/52	1,385,000	1,325,597
Series 2021, 3% 7/1/51	1,340,000	1,284,863
Series B, 4% 8/1/41	75,000	73,585
Series D:
4% 8/1/38	135,000	135,251
4% 8/1/40	145,000	143,144
4% 8/1/41	95,000	93,207
4% 8/1/43	110,000	106,147
Minnesota Muni. Gas Agcy. Rev. Series 2022 A, 4% 12/1/26	570,000	571,153
Minnesota Office of Higher Ed. Series 2020, 2.65% 11/1/38 (d)	485,000	396,481
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	110,000	111,271
Rice County Minn Series 2022 A, 5% 2/1/44	830,000	923,293
Rochester Health Cr.&Hsg. Rev. Series 2013 A, 6.875% 12/1/48	290,000	284,703
Rochester Health Care Facilities Rev. Series 2022:
4% 11/15/39	2,000,000	2,044,879
5% 11/15/57	1,260,000	1,355,380
Saint Cloud Health Care Rev. Series 2019:
4% 5/1/49	230,000	208,562
5% 5/1/48	285,000	291,414
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(f)	1,070,000	1,050,427
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev. Series 2015 A, 5% 7/1/29	145,000	149,262
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A, 5% 1/1/46 (Pre-Refunded to 1/1/24 @ 100)	1,920,000	1,938,099
White Bear Lake Independent School District #624 Gen. Oblig. Series 2020 A:
2.5% 2/1/39	1,345,000	1,057,872
3% 2/1/43	750,000	625,029
Woodbury Charter School Lease Rev. (Woodbury Leadership Academy Proj.) Series 2021 A:
4% 7/1/41	120,000	94,856
4% 7/1/51	95,000	68,341
4% 7/1/56	80,000	55,460
TOTAL MINNESOTA		31,490,508
Mississippi - 0.2%
Med. Ctr. Edl. Bld Corp. Rev. Series 2023 A:
4% 6/1/48 (h)	2,820,000	2,653,807
4% 6/1/53 (h)	2,145,000	1,993,142
Mississippi Bus. Fin. Corp. Rev. (Sys. Energy Resources, Inc. Proj.) Series 2021, 2.375% 6/1/44	250,000	156,742
Mississippi Bus. finance Corp. Exempt Facilities Rev. Bonds (Enviva, Inc. Proj.) Series 2022, 7.75%, tender 7/15/32 (b)(d)	7,500,000	6,072,828
Mississippi Dev. Bank Series 2010 A, 5.25% 1/1/34	520,000	598,623
Mississippi Dev. Bank Spl. Oblig.:
(City of Jackson, Mississippi Wtr. And Swr. Sys. Rev. Bond Proj.) Series 2013:
6.75% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	240,000	243,681
6.875% 12/1/40 (Assured Guaranty Muni. Corp. Insured)	105,000	106,412
(Jackson, Mississippi Sales Tax Rev. Infrastructure Proj.):
Series 2019 A, 5% 9/1/26	210,000	214,684
Series 2020, 5% 9/1/25	85,000	86,264
(Vicksburg Warren School District Gen. Oblig. Bond Proj.) Series 2019, 5% 3/1/48	850,000	871,653
Mississippi Gen. Oblig. Series 2016 B:
5% 12/1/32 (Pre-Refunded to 12/1/26 @ 100)	530,000	566,444
5% 12/1/33 (Pre-Refunded to 12/1/26 @ 100)	530,000	566,444
5% 12/1/34 (Pre-Refunded to 12/1/26 @ 100)	1,065,000	1,138,232
Mississippi Home Corp.:
Series 2018 A, 4% 12/1/44	245,000	242,372
Series 2021 B:
3% 6/1/51	1,935,000	1,854,451
5% 6/1/27	510,000	542,568
5% 6/1/28	40,000	43,239
Mississippi Hosp. Equip. & Facilities Auth.:
(Forest County Gen. Hosp. Rfdg. Proj.) Series 2019 A:
4% 1/1/36	180,000	181,136
4% 1/1/37	160,000	157,962
4% 1/1/39	160,000	155,008
4% 1/1/40	90,000	86,672
Bonds Series II, 5%, tender 3/1/27 (b)	40,000	41,668
Series 2016 A, 5% 9/1/46	405,000	401,428
Series 2020 IV:
5% 10/1/33	70,000	74,766
5% 10/1/35	255,000	269,437
Series I:
5% 10/1/23	35,000	35,128
5% 10/1/24	35,000	35,539
5% 10/1/26	40,000	41,708
5% 10/1/28	65,000	69,638
Series IV, 5% 10/1/39	180,000	185,739
Mississippi State Univ. Edl. Bldg. Corp. Rev. (Mississippi State Univ. Rfdg. and Impt. Proj.) Series 2013, 5.25% 8/1/38 (Pre-Refunded to 8/1/23 @ 100)	265,000	265,776
Univ. of Southern Mississippi Edl. Bldg. Corp. Rev. (Facilities Refing. Proj.) Series 2015 A, 5% 3/1/28	230,000	235,267
TOTAL MISSISSIPPI		20,188,458
Missouri - 0.5%
Cape Girardeau County Indl. Dev. Auth.:
(Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/30	85,000	86,924
5% 3/1/31	200,000	204,240
5% 3/1/36	390,000	395,543
Series 2017 A, 5% 3/1/29	80,000	81,858
Series 2021, 4% 3/1/46	240,000	194,338
Conley Road Trans. Dev. District Series 2017, 5.375% 5/1/47	245,000	227,430
Hanley Road Corridor Trans. Dev. District Series 2020, 2% 10/1/39	180,000	175,322
Jackson County Spl. Oblig. Series 2023 A, 5.25% 12/1/58	3,750,000	3,993,318
Kansas City Indl. Dev. Auth.:
(Kansas City Int'l. Arpt. Term. Modernization Proj.) Series 2019 B:
5% 3/1/37 (d)	1,085,000	1,137,119
5% 3/1/38 (d)	355,000	370,281
5% 3/1/46 (d)	3,170,000	3,259,869
5% 3/1/54 (d)	705,000	719,092
5% 3/1/55 (Assured Guaranty Muni. Corp. Insured) (d)	1,210,000	1,234,186
(Kansas City Int'l. Arpt. Term. modernization Proj.) Series 2020 A, 4% 3/1/50 (Assured Guaranty Muni. Corp. Insured) (d)	350,000	322,089
(Kansas City Int'l. Arpt. Term. Modernization Proj.) Series 2020 A:
4% 3/1/57 (Assured Guaranty Muni. Corp. Insured) (d)	2,635,000	2,365,705
5% 3/1/57 (Assured Guaranty Muni. Corp. Insured) (d)	3,220,000	3,312,794
Kansas City Land Clearance for Redev. Auth. Series 2018 B, 5% 2/1/40 (f)	300,000	235,528
Kansas City San. Swr. Sys. Rev. Series 2018 B:
5% 1/1/26	15,000	15,726
5% 1/1/28	30,000	32,772
5% 1/1/33	25,000	27,292
Kansas City Wtr. Rev. Series 2020 A:
4% 12/1/32	45,000	47,571
4% 12/1/34	25,000	26,284
4% 12/1/36	45,000	46,314
4% 12/1/37	30,000	30,591
4% 12/1/39	70,000	70,650
4% 12/1/40	30,000	30,166
5% 12/1/28	35,000	38,884
5% 12/1/29	20,000	22,670
5% 12/1/30	40,000	46,090
5% 12/1/35	40,000	45,567
Kirkwood Indl. Dev. Retirement Commission Series 2017 A:
5.25% 5/15/37	280,000	238,125
5.25% 5/15/42	240,000	191,580
5.25% 5/15/50	565,000	422,930
Maryland Heights Indl. Dev. Auth. Rev. (Saint Louis Cmnty. Ice Ctr. Proj.) Series 2018 A, 5% 3/15/49	250,000	204,736
Metropolitan St. Louis Swr. District Wastewtr. Sys. Rev. Series 2022 B, 5.25% 5/1/52	1,715,000	1,900,658
Missouri Dev. Fin. Board Infrastructure Facilities Rev.:
(City of Independence, Missouri - Crackerneck Creek Proj.) Series 2021:
4% 3/1/37	80,000	74,115
4% 3/1/41	100,000	88,985
Series 2021:
4% 3/1/36	255,000	241,750
4% 3/1/51	290,000	242,813
Missouri Health & Edl. Facilities Auth. Rev.:
(Lutheran Sr. Svcs. Proj.) Series 2016 B, 5% 2/1/46	915,000	829,680
(Lutheran Sr. Svcs. Projs.):
Series 2016 B, 5% 2/1/35	155,000	149,935
Series 2021, 4% 2/1/42	250,000	198,845
Series 2019 A, 5% 2/1/42	675,000	624,011
Missouri Health & Edl. Facilities Rev.:
Series 2014 A, 5% 6/1/31 (Pre-Refunded to 6/1/24 @ 100)	555,000	561,571
Series 2014, 5% 10/1/39 (Pre-Refunded to 10/1/23 @ 100)	155,000	155,758
Series 2015 B:
3.125% 2/1/27	140,000	138,547
3.25% 2/1/28	140,000	138,919
5% 2/1/29	150,000	154,088
5% 2/1/31	315,000	323,499
5% 2/1/33	350,000	358,842
5% 2/1/34	175,000	179,480
5% 2/1/36	395,000	403,827
Series 2017 A, 5% 10/1/42	150,000	157,228
Series 2018 A:
5% 6/1/30	1,065,000	1,152,449
5% 6/1/31	675,000	728,131
Series 2019 A:
4% 2/15/44	490,000	458,855
4% 10/1/48	425,000	415,838
4% 2/15/49	1,065,000	964,764
4% 2/15/54	970,000	861,786
5% 10/1/46	265,000	282,127
Series 2020, 4% 6/1/53	3,065,000	2,795,808
Series 2022 A, 5% 6/1/27	1,300,000	1,379,014
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
(First Place Homeownership Ln. Prog.):
Series 2018 A, 4.25% 5/1/49	700,000	696,284
Series 2018 B, 4.75% 5/1/49	370,000	372,424
Series 2019 A, 4.25% 5/1/47	130,000	129,294
Series 2015 A, 3.75% 5/1/38	50,000	49,462
Series 2019, 4% 5/1/50	120,000	118,611
Series 2021 A, 3% 5/1/52	2,940,000	2,811,444
Missouri Joint Muni. Elec. Util. Commission Pwr. Proj. Rev.:
(Iatan 2 Proj.) Series 2014 A, 5% 1/1/33	590,000	593,124
(Plum Point Proj.) Series 2014 A, 5% 1/1/33	1,475,000	1,497,143
(Prairie State Proj.) Series 2016 A, 5% 12/1/40	2,500,000	2,540,796
Plaza at Noah's Ark Cmnty. Impt. District Series 2021:
3% 5/1/30	65,000	58,672
3.125% 5/1/35	45,000	37,460
Poplar Bluff Reg'l. Transn De Series 2023 B, 4% 12/1/37	295,000	285,324
Saint Louis Arpt. Rev.:
Series 2019 A:
5% 7/1/44	80,000	83,815
5% 7/1/49	65,000	67,622
Series 2019 C:
5% 7/1/26	90,000	94,489
5% 7/1/27	155,000	165,749
Series A, 5.25% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	350,000	370,948
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev.:
Series 2015 A:
5% 12/1/35	280,000	263,364
5.125% 12/1/45	545,000	488,395
Series 2017, 5% 9/1/48	2,140,000	1,774,040
Series 2018 A:
5% 9/1/38	890,000	805,941
5.125% 9/1/48	3,085,000	2,605,536
5.25% 9/1/53	3,485,000	2,943,443
Saint Louis Muni. Fin. Corp. Leasehold Rev. (Convention Ctr. Expansion And Impt. Projs.) Series 2020, 5% 10/1/49 (Assured Guaranty Muni. Corp. Insured)	635,000	656,617
St Louis Indl. Dev. Auth. Dev. Fing. Rev. (Ballpark Village Dev. Proj.) Series 2017 A:
3.875% 11/15/29	180,000	155,593
4.375% 11/15/35	710,000	565,933
4.75% 11/15/47	1,045,000	768,341
St Louis Land Clearance Redev. Auth. Annual Appropriation Redev. Rev.:
(Nat'l. Geospatial-Intelligence Agcy. Offsite Neighborhood Impts. Proj.) Series 2022 C, 5% 6/1/41	1,750,000	1,767,633
(Nat'l. Geospatial-Intelligence Agcy. Site Impt. Proj.) Series 2017 A:
5.125% 6/1/46	730,000	734,883
5.375% 6/1/43	2,060,000	2,099,026
St. Louis County Indl. Dev. Auth. Health Facilities Rev. Series 2015 A:
5% 8/15/30	165,000	156,559
5% 8/15/35	95,000	85,937
5.125% 8/15/45	295,000	246,855
Taney County Indl. Dev. Auth. Sa (Big Cedar Infrastructure project) Series 2023, 6% 10/1/49 (f)	775,000	754,929
The Indl. Dev. Auth. of Hannibal (Hannibal Reg'l. Healthcare Sys. Proj.) Series 2017:
5% 10/1/42	190,000	193,095
5% 10/1/47	120,000	121,490
TOTAL MISSOURI		62,975,178
Montana - 0.1%
Kalispell Hsg. and Healthcare Facilities Rev. (Immanuel Lutheran Corp. Proj.) Series 2017 A:
5.25% 5/15/37	95,000	84,692
5.25% 5/15/47	1,020,000	821,049
5.25% 5/15/52	1,060,000	830,029
Montana Board Hsg. Single Family:
Series 2017 B, 4% 12/1/48 (d)	70,000	69,543
Series 2019 B, 4% 6/1/50	80,000	79,073
Series 2020 B, 4% 12/1/50	805,000	795,683
Montana Board of Hsg. Series 2014 A2, 3% 12/1/43 (d)	50,000	49,630
Montana Board of Regents Higher Ed. Rev. Series 2022, 5.25% 11/15/52	4,800,000	5,261,973
Montana Facility Fin. Auth.:
Series 2018 B, 5% 7/1/48	250,000	249,607
Series 2021 A, 3% 6/1/50	1,750,000	1,214,792
Yellowstone County School District # 26 Series 2018:
5% 7/1/29	250,000	274,492
5% 7/1/30	500,000	549,468
5% 7/1/31	750,000	824,314
5% 7/1/32	750,000	823,742
TOTAL MONTANA		11,928,087
Nebraska - 0.3%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (b)	5,775,000	5,781,912
Central Plains Energy Proj. Rev.:
(Proj. No. 3) Series 2017 A, 5% 9/1/30	490,000	513,283
Bonds:
(Proj. No. 4) Series 2018 A, 5%, tender 1/1/24 (b)	5,500,000	5,525,844
Series 2022 1, 5%, tender 10/1/29 (b)	4,255,000	4,428,141
Series 2017 A:
5% 9/1/31	345,000	363,283
5% 9/1/34	180,000	192,766
5% 9/1/37	350,000	365,604
Douglas County Hosp. Auth. #2 Health Facilities Rev.:
Series 2020 A:
4% 11/15/39	290,000	282,276
4% 11/15/50	240,000	224,920
Series 2020, 4% 11/15/37	255,000	252,132
Douglas County Neb Edl. Facilities Rev.:
(Creighton Univ. Proj.) Series 2017:
4% 7/1/34	120,000	121,847
5% 7/1/36	85,000	89,600
(Creighton Univ. Projs.):
Series 2017, 4% 7/1/33	45,000	45,730
Series 2021 A, 3% 7/1/51	785,000	554,576
Lincoln Elec. Sys. Rev. Series 2018:
5% 9/1/31	110,000	117,733
5% 9/1/32	210,000	224,496
5% 9/1/33	125,000	133,445
Metropolitan Utils. District Omaha Series 2015, 3.4% 12/1/30	1,260,000	1,248,552
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2014 A, 4% 9/1/44	75,000	74,598
Series 2018 C, 4% 9/1/48	125,000	123,654
Series 2019 B, 4% 9/1/49 (d)	295,000	289,794
Series 2019 E, 3.75% 9/1/49 (d)	300,000	294,072
Series 2020 A, 3.5% 9/1/50	70,000	68,191
Nebraska Pub. Pwr. District Rev.:
Series 2016 A:
5% 1/1/32	95,000	98,187
5% 1/1/34	55,000	56,503
Series 2016 B:
5% 1/1/32	280,000	289,393
5% 1/1/37	300,000	307,829
5% 1/1/40	140,000	143,274
Series 2016 D, 5% 1/1/46	965,000	984,007
Omaha Arpt. Auth. Arpt. Rev. Series 2017 A:
5% 12/15/25 (d)	25,000	25,681
5% 12/15/25 (Escrowed to Maturity) (d)	25,000	25,996
5% 12/15/26 (d)	95,000	98,951
5% 12/15/26 (Escrowed to Maturity) (d)	80,000	84,729
5% 12/15/27 (d)	65,000	67,605
5% 12/15/27 (Pre-Refunded to 12/15/26 @ 100) (d)	55,000	58,251
5% 12/15/30 (d)	105,000	109,380
5% 12/15/30 (Pre-Refunded to 12/15/26 @ 100) (d)	80,000	84,729
5% 12/15/31 (d)	55,000	57,190
5% 12/15/31 (Pre-Refunded to 12/15/26 @ 100) (d)	40,000	42,365
5% 12/15/33 (d)	55,000	57,110
5% 12/15/33 (Pre-Refunded to 12/15/26 @ 100) (d)	45,000	47,660
5% 12/15/35 (d)	135,000	139,433
5% 12/15/35 (Pre-Refunded to 12/15/26 @ 100) (d)	110,000	116,503
5% 12/15/36 (d)	35,000	36,017
5% 12/15/36 (Pre-Refunded to 12/15/26 @ 100) (d)	25,000	26,478
Omaha Pub. Pwr. District Elec. Rev.:
Series 2021 A:
4% 2/1/51	3,000,000	2,830,537
5% 2/1/46	3,600,000	3,886,239
Series 2021 B, 4% 2/1/46	2,000,000	1,937,787
Series 2022 A, 5% 2/1/47	3,500,000	3,837,638
Series 2915 C, 5% 2/1/43	890,000	901,490
TOTAL NEBRASKA		37,667,411
Nevada - 0.4%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.) Series 2017:
5% 9/1/37	150,000	152,743
5% 9/1/42	370,000	375,775
Clark County Arpt. Rev.:
Series 2014 A2, 5% 7/1/30	370,000	376,054
Series 2019 A, 5% 7/1/26	1,445,000	1,525,754
Series 2021 B, 5% 7/1/26 (d)	2,290,000	2,370,218
Clark County Fuel Tax Series 2018 A:
5% 6/1/43	1,010,000	1,067,975
5% 5/1/48	4,820,000	5,065,153
Clark County Hwy. Impt. Rev. Series 2022, 4% 7/1/40 (Assured Guaranty Muni. Corp. Insured)	3,500,000	3,471,997
Clark County School District:
Series 2015 C, 5% 6/15/26	190,000	198,021
Series 2016 B, 5% 6/15/26	105,000	110,307
Series 2017 A:
5% 6/15/24	15,000	15,220
5% 6/15/25	380,000	391,957
5% 6/15/26	15,000	15,758
Series 2020 A:
4% 6/15/37 (Assured Guaranty Muni. Corp. Insured)	190,000	190,712
4% 6/15/39 (Assured Guaranty Muni. Corp. Insured)	420,000	417,489
Series 2021 B, 3% 6/15/36	2,275,000	2,047,290
Series A, 5% 6/15/27	85,000	90,988
Director of the State of Nevada Dept. of Bus. & Industry Charter School Lease Rev.:
Series 2015 A:
5% 12/15/35 (f)	130,000	127,390
5.125% 12/15/45 (f)	160,000	146,134
Series 2018 A:
5% 12/15/38 (f)	270,000	257,097
5% 12/15/48 (f)	765,000	673,799
Henderson Pub. Impt. Trust Touro College & Univ. Sys. Obligated Group Rev. Series 2014 A:
5.5% 1/1/34 (Pre-Refunded to 7/1/24 @ 100)	245,000	250,233
5.5% 1/1/39 (Pre-Refunded to 7/1/24 @ 100)	370,000	377,903
5.5% 1/1/44 (Pre-Refunded to 7/1/24 @ 100)	525,000	536,213
Las Vegas Convention & Visitors Auth.:
Series 2017 A, 4% 7/1/40	250,000	242,008
Series 2017 B, 4% 7/1/39	250,000	243,926
Series 2018 B:
4% 7/1/49	5,500,000	5,050,725
5% 7/1/43	4,580,000	4,762,851
Series 2019 B, 5% 7/1/33	620,000	682,338
Series 2022 B, 5.25% 7/1/49	1,060,000	1,144,130
Las Vegas Redev. Agcy., Tax Increment Rev. Series 2016:
5% 6/15/30	60,000	61,990
5% 6/15/40	1,580,000	1,607,346
5% 6/15/45	1,870,000	1,893,663
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2015, 5% 6/1/33	1,400,000	1,430,350
Series 2016 A, 5% 6/1/46	2,390,000	2,451,257
Series 2016 B, 5% 6/1/36	700,000	728,361
Nevada Dept. of Bus. & Industry Bonds (Republic Svcs., Inc. Proj.) Series 2001, 3.75%, tender 6/1/23 (b)(d)(f)	1,500,000	1,500,000
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 A, 4% 4/1/49	105,000	103,845
Series 2019 B, 4% 10/1/49	215,000	212,529
Series 2021 A, 3% 4/1/51	605,000	577,785
Series 2021 B, 3% 10/1/51	6,360,000	6,045,996
Reno Cap. Impt. Rev. Series 2019 A1, 4% 6/1/46 (Assured Guaranty Muni. Corp. Insured)	250,000	227,691
Reno Sales Tax Rev.:
(Retrac-Reno Trans. Rail Access Corridor Proj.) Series 2018 A:
5% 6/1/36	35,000	36,955
5% 6/1/37	70,000	73,481
5% 6/1/48	70,000	72,132
(ReTRAC-Reno Trans. Rail Access Corridor Proj.) Series 2018 B, 4% 6/1/48 (Assured Guaranty Muni. Corp. Insured)	95,000	85,402
(Retrac-Reno Trans. Rail Access Corridor Proj.):
Series 2018 B:
4.125% 6/1/58 (Assured Guaranty Muni. Corp. Insured)	120,000	106,873
5% 6/1/33 (Assured Guaranty Muni. Corp. Insured)	25,000	26,971
5% 6/1/38 (Assured Guaranty Muni. Corp. Insured)	35,000	36,961
Series 2018 C, 0% 7/1/58 (f)	4,500,000	568,738
Sparks Tourism Impt. District No. 1 Sr. Sales Tax Anticipation Rev. Series 2019 A, 2.5% 6/15/24 (f)	130,000	129,951
Tahoe-Douglas Visitors Auth. Series 2020, 5% 7/1/51	170,000	162,770
TOTAL NEVADA		50,519,205
New Hampshire - 0.3%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B:
3% 8/15/51 (Assured Guaranty Muni. Corp. Insured)	1,755,000	1,240,682
5% 8/15/26	465,000	481,512
Nat'l. Fin. Auth. Rev.:
(The Lawrenceville School Proj.) Series 2021 A, 4% 7/1/51	2,140,000	2,070,029
(The Vista Proj.) Series 2019 A:
5.25% 7/1/39 (f)	220,000	197,255
5.625% 7/1/46 (f)	125,000	111,736
5.75% 7/1/54 (f)	310,000	274,991
Bonds Series 2020 B, 3.75%, tender 7/2/40 (b)(d)(f)	1,195,000	922,918
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2019 A2, 2.15%, tender 7/1/24 (b)(d)	600,000	588,056
Series 2019 A3, 2.15%, tender 7/1/24 (b)(d)	965,000	945,791
Nat'l. Fin. Auth. Sr. Living Rev. (Springpoint Sr. Living Proj.) Series 2021, 4% 1/1/41	225,000	184,612
Nat'l. Finnance Auth.:
Series 2020 1, 4.125% 1/20/34	5,411,336	5,200,026
Series 2022 1, 4.375% 9/20/36	2,596,894	2,503,378
New Hampshire Bus. Fin. Auth. Wtr. Facility (Pennichuck Wtr. Works, Inc. Proj.) Series 2020 A, 4% 4/1/50 (d)	910,000	794,612
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/28	150,000	158,997
5% 8/1/29	130,000	138,206
5% 8/1/30	120,000	127,459
(Dartmouth-Hitchcock Oblgtd Grp Proj.):
Series 2018 A:
5% 8/1/31	75,000	79,534
5% 8/1/32	15,000	15,870
5% 8/1/34	190,000	200,308
5% 8/1/36	110,000	114,858
5% 8/1/37	135,000	140,308
Series 2018, 5% 8/1/35	155,000	162,687
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/30	310,000	334,942
5% 7/1/32	465,000	501,746
5% 7/1/33	425,000	457,934
5% 7/1/34	650,000	699,741
5% 7/1/35	680,000	728,840
5% 7/1/36	715,000	762,428
5% 7/1/37	630,000	668,585
5% 7/1/41	115,000	119,969
Series 2017 A:
6.125% 7/1/37 (f)(i)	200,349	44,077
6.125% 7/1/52 (f)(i)	492,524	108,355
6.25% 7/1/42 (f)(i)	300,523	66,115
Series 2017:
5% 7/1/36	65,000	66,022
5% 7/1/44	1,855,000	1,747,980
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/23	55,000	54,987
4% 7/1/32	385,000	383,425
5% 7/1/24	120,000	120,088
5% 7/1/25	145,000	145,117
5% 7/1/27	60,000	60,052
Series 2015, 5% 7/1/40	1,250,000	1,269,914
Series 2016:
4% 10/1/38	360,000	321,066
5% 10/1/23	10,000	10,031
5% 10/1/24	260,000	263,737
5% 10/1/25	255,000	262,652
5% 10/1/28	170,000	175,730
5% 10/1/29	810,000	836,105
5% 10/1/31	630,000	646,610
5% 10/1/32	290,000	296,609
5% 10/1/33	490,000	499,295
5% 10/1/36	115,000	114,009
5% 10/1/38	1,120,000	1,119,949
5% 10/1/40	545,000	531,395
5% 10/1/46	860,000	815,232
New Hampshire Nat'l. Fin. Auth. Series 2022 2, 4% 10/20/36	10,177,135	9,470,557
TOTAL NEW HAMPSHIRE		40,357,119
New Jersey - 3.2%
Atlantic City Board of Ed. Series 2021:
4% 4/1/30	35,000	36,578
4% 4/1/31	30,000	31,181
4% 4/1/32	60,000	62,059
4% 4/1/34	55,000	56,520
Atlantic City Gen. Oblig.:
Series 2017 A:
5% 3/1/32	1,050,000	1,118,905
5% 3/1/42	125,000	129,922
Series 2017 B:
5% 3/1/32	1,105,000	1,177,514
5% 3/1/37	355,000	372,850
Atlantic County Impt. Auth.:
(Atlantic City Campus Phase II Proj.) Series 2021 A:
4% 7/1/38 (Assured Guaranty Muni. Corp. Insured)	50,000	48,622
4% 7/1/39 (Assured Guaranty Muni. Corp. Insured)	45,000	43,412
4% 7/1/40 (Assured Guaranty Muni. Corp. Insured)	65,000	62,168
4% 7/1/47 (Assured Guaranty Muni. Corp. Insured)	810,000	766,958
5% 7/1/35 (Assured Guaranty Muni. Corp. Insured)	30,000	33,149
(Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (Assured Guaranty Muni. Corp. Insured)	125,000	131,673
5% 7/1/30 (Assured Guaranty Muni. Corp. Insured)	305,000	322,155
5% 7/1/31 (Assured Guaranty Muni. Corp. Insured)	750,000	792,479
5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	150,000	158,517
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	160,000	169,014
Camden County Impt. Auth. (KIPP Cooper Norcross Academy 2022 Proj.) Series 2022:
6% 6/15/42	60,000	64,196
6% 6/15/47	165,000	175,056
6% 6/15/52	155,000	163,575
6% 6/15/62	510,000	535,197
Camden County Impt. Auth. Charter School Rev. (Camden Prep High School Proj.) Series 2022:
5% 7/15/52 (f)	435,000	421,614
5% 7/15/62 (f)	80,000	76,067
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A, 5% 2/15/26	65,000	65,282
Edison Township Gen. Oblig. Series 2021, 2% 3/15/36	950,000	730,150
Essex County Impt. Auth. (CHF-Newark, L.L.C. - NJIT Student Hsg. Proj.) Series 2021 A, 4% 8/1/46	355,000	338,237
Essex County Impt. Auth. Charter School Rev.:
(North Star Academy Charter School of Newark, INC. - 2020 Proj.) Series 2020, 4% 7/15/50 (f)	300,000	251,165
(North Star Academy Charter School of Newark, New Jersey Hazelwood & Broad Proj.) Series 2020 A, 4% 8/1/60 (f)	250,000	199,861
(The Friends o Team Charter Schools, Inc. - 2021 Proj.) Series 2021, 4% 6/15/46	275,000	236,466
(The Friends of Team Charter Schools, Inc. - 2021 Proj.) Series 2021, 4% 6/15/56	365,000	296,271
Hudson County Impt. Auth. (Hudson County Courthouse Proj.) Series 2020, 4% 10/1/33	590,000	622,195
Jersey City Redev. Agcy. (Bayfront Redev. Proj.) Series 2022, 4% 12/15/31	1,815,000	1,940,868
Monmouth County Impt. Lease Rev. Series 2021, 5% 10/1/23	1,505,000	1,513,505
New Brunswick Parking Auth. Rev.:
Series 2016 A:
5% 9/1/30	1,000,000	1,053,444
5% 9/1/31	1,100,000	1,158,775
5% 9/1/39	965,000	1,001,020
Series 2017, 5% 9/1/42	540,000	566,472
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (f)	160,000	113,909
Series 2015:
5.25% 6/15/27	955,000	982,474
5.25% 6/15/27 (Pre-Refunded to 6/15/25 @ 100)	1,110,000	1,156,207
Series 2020 A:
4% 11/1/38	295,000	289,028
4% 11/1/44	3,520,000	3,319,802
5% 11/1/32	565,000	617,440
Series 2023 RRR, 5% 3/1/25	5,980,000	6,106,754
Series 2024 SSS:
5.25% 6/15/36 (h)	645,000	693,393
5.25% 6/15/37 (h)	145,000	154,297
5.25% 6/15/38 (h)	195,000	206,315
5.25% 6/15/39 (h)	175,000	184,326
Series A:
5% 11/1/31	1,775,000	1,935,902
5% 11/1/34	1,325,000	1,431,724
5% 11/1/36	2,075,000	2,206,635
Series QQQ:
4% 6/15/34	45,000	46,014
4% 6/15/36	60,000	60,243
4% 6/15/39	55,000	53,312
4% 6/15/41	55,000	52,554
4% 6/15/46	1,790,000	1,679,082
4% 6/15/50	840,000	778,863
5% 6/15/31	60,000	66,638
5% 6/15/33	10,000	11,051
Series WW, 5.25% 6/15/40 (Pre-Refunded to 6/15/25 @ 100)	3,100,000	3,229,047
New Jersey Econ. Dev. Auth. Energy Facility Rev. (Umm Energy Partners, LLC Proj.) Series 2012 A:
5% 6/15/37 (d)	175,000	175,019
5.125% 6/15/43 (d)	245,000	245,015
New Jersey Econ. Dev. Auth. Lease Rev.:
(State House Proj.) Series 2017 B:
5% 6/15/26	65,000	67,883
5% 6/15/35	35,000	37,237
(State House Proj.) Series 2017 B, 5% 6/15/43	810,000	839,664
Series 2018 A:
5% 6/15/33	1,555,000	1,650,243
5% 6/15/42	1,675,000	1,725,647
Series 2018 C, 5% 6/15/42	970,000	999,330
New Jersey Econ. Dev. Auth. Motor Vehicle Rev.:
Series 2017 A:
5% 7/1/28	1,970,000	2,100,976
5% 7/1/33	100,000	105,117
Series 2017 B, 3.125% 7/1/29	180,000	170,434
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (f)	130,000	93,279
(Goethals Bridge Replacement Proj.) Series 2013:
5.125% 1/1/34 (d)	1,600,000	1,609,920
5.375% 1/1/43 (d)	1,695,000	1,699,748
(Lions Gate Proj.) Series 2014:
4.375% 1/1/24	35,000	34,883
4.875% 1/1/29	145,000	143,012
5% 1/1/34	280,000	273,030
5.25% 1/1/44	685,000	636,153
(Provident Group - Rowan Properties L.L.C. - Rowan Univ. Student Hsg. Proejct) Series 2015 A, 5% 1/1/48	2,065,000	1,862,410
(Provident Group - Rowan Properties L.L.C. - Rowan Univ. Student Hsg. Proj.) Series 2015 A, 5% 1/1/30	510,000	504,634
(Provident Group - Rowan Properties LLC - Rowan Univ. Student Hsg. Proj.) Series 2015 A, 5% 1/1/35	335,000	326,936
(Provident Montclair Proj.) Series 2017:
5% 6/1/25 (Assured Guaranty Muni. Corp. Insured)	65,000	66,810
5% 6/1/28 (Assured Guaranty Muni. Corp. Insured)	5,000	5,281
5% 6/1/29 (Assured Guaranty Muni. Corp. Insured)	5,000	5,256
(The Goethals Bridge Replacement Proj.) Series 2013:
5% 1/1/28 (d)	100,000	100,605
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured) (d)	1,015,000	1,022,146
5.125% 1/1/39 (Assured Guaranty Muni. Corp. Insured) (d)	360,000	361,520
5.125% 7/1/42 (Assured Guaranty Muni. Corp. Insured) (d)	655,000	656,998
5.5% 1/1/27 (d)	100,000	100,866
5.625% 1/1/52 (d)	2,990,000	3,000,948
Series 1997 A, 0% 7/1/26 (Escrowed to Maturity)	350,000	316,493
Series 2005 N1, 5.5% 9/1/26 (AMBAC Insured)	750,000	797,397
Series 2014 PP, 5% 6/15/26	1,175,000	1,194,818
Series 2014 RR, 5% 6/15/32 (Pre-Refunded to 6/15/24 @ 100)	190,000	193,205
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	230,000	233,879
Series 2015 WW, 5.25% 6/15/30 (Pre-Refunded to 6/15/25 @ 100)	3,135,000	3,265,504
Series 2016 A, 5% 7/15/27	65,000	67,719
Series 2016 AAA, 5% 6/15/41 (Pre-Refunded to 12/15/26 @ 100)	140,000	149,727
Series 2016 BBB, 5.5% 6/15/31 (Pre-Refunded to 12/15/26 @ 100)	940,000	1,020,991
Series 2017 DDD, 5% 6/15/42 (Pre-Refunded to 6/15/27 @ 100)	605,000	655,884
Series 2018 EEE:
5% 6/15/28	40,000	43,017
5% 6/15/34 (Pre-Refunded to 12/15/28 @ 100)	95,000	105,764
Series 2018, 5% 1/1/39	495,000	440,256
Series 2019 LLL:
5% 6/15/36	250,000	266,808
5% 6/15/49	250,000	259,591
Series LLL:
4% 6/15/44	190,000	178,800
4% 6/15/49	330,000	304,995
5% 6/15/44	805,000	843,568
Series MMM:
4% 6/15/35	75,000	75,895
4% 6/15/36	75,000	75,268
New Jersey Econ. Dev. Auth. School Rev. Series 2019 A, 5% 6/15/49 (f)	100,000	90,937
New Jersey Econ. Dev. Auth. Spl. Facilities Rev.:
(Continental Airlines, Inc. Proj.):
Series 2000 A, 5.625% 11/15/30 (d)	445,000	450,888
Series 2000 B, 5.625% 11/15/30 (d)	4,675,000	4,736,857
Series 2003, 5.5% 6/1/33 (d)	1,205,000	1,217,773
(Port Newark Container Term. LLC. Proj.) Series 2017:
5% 10/1/37 (d)	3,840,000	3,887,418
5% 10/1/47 (d)	4,585,000	4,521,114
Series 1999:
5.125% 9/15/23 (d)	40,000	40,016
5.25% 9/15/29 (d)	1,480,000	1,483,332
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.:
(Middlesex Wtr. Co. Proj.):
Series 2012 A, 5% 10/1/23	725,000	728,160
Series 2019, 5% 8/1/59 (d)	580,000	593,893
(New Jersey-American Wtr. Co., Inc. Proj.) Series 2020 E, 0.85% 12/1/25 (d)	415,000	372,034
Bonds (New Jersey-American Wtr. Co., Inc.) Series 2020, 1.2%, tender 6/1/23 (b)(d)	5,650,000	5,650,000
New Jersey Edl. Facilities Auth. Rev. Series 2022 A:
5% 7/1/31 (Assured Guaranty Muni. Corp. Insured)	160,000	182,333
5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	210,000	242,011
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	95,000	108,634
New Jersey Edl. Facility:
Series 2016 A:
5% 7/1/29	1,000,000	1,039,823
5% 7/1/29	145,000	150,260
5% 7/1/31	255,000	263,970
5% 7/1/32	295,000	305,243
Series A:
5% 7/1/40	1,000,000	1,030,343
5% 7/1/45	845,000	861,698
New Jersey Gen. Oblig.:
Series 2020 A:
4% 6/1/23	3,000,000	3,000,000
4% 6/1/30	1,000,000	1,060,695
4% 6/1/31	3,400,000	3,620,742
4% 6/1/32	395,000	421,260
5% 6/1/24	1,000,000	1,014,879
5% 6/1/25	2,500,000	2,580,848
5% 6/1/26	2,055,000	2,160,955
5% 6/1/27	575,000	615,949
5% 6/1/28	6,580,000	7,182,581
5% 6/1/29	1,040,000	1,155,024
Series 2021:
2% 6/1/32	2,110,000	1,782,104
2% 6/1/34	1,020,000	829,692
5% 6/1/38	1,500,000	1,636,190
5% 6/1/41	1,840,000	1,984,896
New Jersey Health Care Facilities Fing. Auth. Rev.:
(Hosp. Asset Transformation Prog.) Series 2017:
5% 10/1/31	445,000	473,747
5% 10/1/32	445,000	473,454
5% 10/1/33	375,000	398,929
5% 10/1/34	380,000	402,995
5% 10/1/35	335,000	353,351
5% 10/1/36	390,000	409,179
5% 10/1/37	645,000	671,731
Bonds:
Series 2019 B2, 5%, tender 7/1/25 (b)	105,000	108,023
Series 2019 B3, 5%, tender 7/1/26 (b)	110,000	114,340
Series 2013 A, 5.5% 7/1/43	565,000	565,311
Series 2014 A, 5% 7/1/44	985,000	994,190
Series 2015 A, 5% 7/1/46 (Assured Guaranty Muni. Corp. Insured)	2,250,000	2,266,938
Series 2016 A:
5% 7/1/25 (Escrowed to Maturity)	60,000	62,081
5% 7/1/25 (Escrowed to Maturity)	275,000	284,259
5% 7/1/26 (Escrowed to Maturity)	135,000	142,422
5% 7/1/26 (Escrowed to Maturity)	50,000	52,674
5% 7/1/27	90,000	94,731
5% 7/1/27 (Pre-Refunded to 7/1/26 @ 100)	75,000	79,011
5% 7/1/28	45,000	47,457
5% 7/1/28 (Pre-Refunded to 7/1/26 @ 100)	40,000	42,139
5% 7/1/29 (Pre-Refunded to 7/1/26 @ 100)	85,000	89,673
5% 7/1/29 (Pre-Refunded to 7/1/26 @ 100)	60,000	63,209
5% 7/1/30	175,000	184,685
5% 7/1/30 (Pre-Refunded to 7/1/26 @ 100)	100,000	105,348
5% 7/1/43	3,425,000	3,512,217
Series 2016:
4% 7/1/48	470,000	383,674
5% 7/1/28	75,000	76,831
5% 7/1/41	565,000	554,524
Series 2017 A:
5% 7/1/37	420,000	441,969
5% 7/1/38	1,700,000	1,783,649
5.25% 7/1/57	590,000	607,661
Series 2019:
4% 7/1/35	140,000	139,504
5% 7/1/31	140,000	153,670
Series 2021 A:
3% 7/1/51	3,000,000	2,191,174
4% 7/1/45	1,475,000	1,420,757
4% 7/1/51	2,065,000	1,934,965
Series 2021, 3% 7/1/39	1,520,000	1,242,389
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A, 5% 12/1/26 (d)	645,000	666,122
Series 2018 B:
5% 12/1/25 (d)	510,000	522,031
5% 12/1/26 (d)	740,000	764,233
Series 2019 A:
5% 12/1/23	235,000	236,699
5% 12/1/24	160,000	163,304
5% 12/1/25	310,000	321,268
Series 2019 B, 3.25% 12/1/39 (d)	965,000	909,242
Series 2020 B, 3.5% 12/1/39 (d)	1,340,000	1,271,826
Series 2020:
5% 12/1/24 (d)	1,025,000	1,038,694
5% 12/1/24 (d)	485,000	491,479
5% 12/1/27 (d)	405,000	422,667
5% 12/1/28 (d)	705,000	743,127
Series 2021 A:
5% 12/1/28 (d)	85,000	89,597
5% 12/1/29 (d)	115,000	122,658
Series 2021 B:
2.5% 12/1/40 (d)	455,000	377,378
5% 12/1/28 (d)	305,000	321,495
5% 12/1/29 (d)	300,000	319,622
Series 2021 C, 3.25% 12/1/51 (d)	185,000	131,856
Series 2022 A, 5% 12/1/26 (d)	495,000	511,210
Series 2022 B:
4% 12/1/41 (d)	3,130,000	3,079,582
5% 12/1/26 (d)	5,050,000	5,215,377
Series 2023 A, 5% 12/1/30 (d)	1,250,000	1,339,514
Series 2023 B, 5% 12/1/33 (d)	10,750,000	11,724,629
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.:
Series 2019 C, 4.75% 10/1/50	695,000	699,504
Series 2021 H, 3% 10/1/52	2,175,000	2,063,874
New Jersey Institute of Technology Series 2015 A:
5% 7/1/40	1,030,000	1,049,083
5% 7/1/45	4,215,000	4,280,469
New Jersey Tobacco Settlement Fing. Corp.:
Series 2018 A:
5% 6/1/28	65,000	69,735
5% 6/1/30	750,000	804,832
5% 6/1/32	640,000	684,406
5% 6/1/33	1,740,000	1,856,090
5% 6/1/34	640,000	680,645
5% 6/1/35	630,000	666,032
5% 6/1/36	1,050,000	1,102,716
5% 6/1/46	11,915,000	12,207,498
5.25% 6/1/46	3,610,000	3,755,010
Series 2018 B, 5% 6/1/46	14,940,000	15,005,489
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2014 A:
5% 1/1/28	1,175,000	1,193,197
5% 1/1/32	250,000	253,998
Series 2015 E:
5% 1/1/34	605,000	620,970
5% 1/1/45	735,000	746,707
Series 2016 A, 5% 1/1/35	1,180,000	1,229,387
Series 2017 D1, 1 month U.S. LIBOR + 0.700% 4.224% 1/1/24 (b)(c)	5,350,000	5,348,186
Series 2017 G, 5% 1/1/36	5,365,000	5,766,205
Series 2019 A, 5% 1/1/48	1,205,000	1,270,196
Series 2021 A:
4% 1/1/42	3,000,000	2,971,582
4% 1/1/51	3,515,000	3,355,548
Series 2022 B, 5.25% 1/1/52	8,950,000	9,835,784
Series D, 5% 1/1/28	595,000	626,259
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA:
5% 6/15/46	1,325,000	1,367,314
5.25% 6/15/43	15,300,000	16,047,241
Series 2006 C:
0% 12/15/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,870,000	2,450,056
0% 12/15/28	2,585,000	2,135,006
0% 12/15/29 (Assured Guaranty Muni. Corp. Insured)	3,350,000	2,656,305
0% 12/15/30 (FGIC Insured)	3,560,000	2,696,722
0% 12/15/31 (FGIC Insured)	2,420,000	1,758,517
0% 12/15/32 (Assured Guaranty Muni. Corp. Insured)	710,000	503,376
0% 12/15/34	4,100,000	2,683,459
0% 12/15/35	795,000	486,599
0% 12/15/36 (AMBAC Insured)	2,075,000	1,201,440
Series 2008 A:
0% 12/15/28	2,110,000	1,729,473
0% 12/15/37	5,335,000	2,928,477
Series 2009 A, 0% 12/15/39	2,850,000	1,413,475
Series 2010 A, 0% 12/15/27	2,150,000	1,831,322
Series 2014 BB2:
5% 6/15/33	3,085,000	3,427,979
5% 6/15/34	320,000	353,246
Series 2015 AA:
5% 6/15/45	1,205,000	1,214,515
5.25% 6/15/41	3,205,000	3,254,415
Series 2016 A:
5% 6/15/27	385,000	401,966
5% 6/15/29	470,000	491,347
Series 2018 A:
5% 6/15/28	750,000	783,902
5% 6/15/29	2,380,000	2,488,097
5% 6/15/31	2,490,000	2,596,087
5% 12/15/32	205,000	220,039
5% 12/15/34	140,000	149,407
Series 2019 BB:
4% 6/15/36	1,870,000	1,875,758
4% 6/15/38	205,000	200,926
4% 6/15/50	1,395,000	1,291,404
5% 6/15/44	2,170,000	2,245,701
Series 2021 A:
4% 6/15/34	1,155,000	1,182,508
4% 6/15/35	365,000	370,216
4% 6/15/36	1,530,000	1,536,535
4% 6/15/38	1,795,000	1,759,330
5% 6/15/32	200,000	223,176
5% 6/15/33	345,000	383,356
Series 2022 A:
4% 6/15/39	995,000	964,461
4% 6/15/40	1,600,000	1,534,149
4% 6/15/41	3,250,000	3,105,435
4% 6/15/42	675,000	643,823
Series 2022 AA:
5% 6/15/29	1,150,000	1,254,744
5% 6/15/30	4,030,000	4,453,853
5% 6/15/31	305,000	340,698
5% 6/15/32	1,665,000	1,878,555
5% 6/15/33	955,000	1,072,483
5% 6/15/35	475,000	524,288
5% 6/15/36	2,155,000	2,351,653
5% 6/15/37	1,995,000	2,155,003
5% 6/15/38	250,000	267,834
Series 2022 BB:
4% 6/15/42	955,000	910,890
4% 6/15/46	5,220,000	4,900,644
4% 6/15/50	4,255,000	3,942,961
Series 2022 CC, 5.5% 6/15/50	3,680,000	4,011,522
Series 2023 A:
4.25% 6/15/40	2,025,000	2,002,152
5% 6/15/37	3,000,000	3,262,396
Series 2023 AA:
4.25% 6/15/44	245,000	240,479
5% 6/15/40	3,480,000	3,740,178
Series A:
0% 12/15/31	110,000	79,598
4% 12/15/39	120,000	116,237
4.25% 12/15/38	300,000	301,035
5% 12/15/24	1,805,000	1,837,948
5% 12/15/25	855,000	887,289
5% 12/15/26	1,000,000	1,053,111
Series AA:
4% 6/15/36	670,000	672,708
4% 6/15/37	1,120,000	1,110,907
4% 6/15/38	755,000	739,997
4% 6/15/39	65,000	63,005
4% 6/15/40	340,000	326,007
4% 6/15/45	10,215,000	9,577,468
4% 6/15/50	5,225,000	4,844,712
5% 6/15/35	225,000	244,978
5% 6/15/36	75,000	80,863
5% 6/15/37	170,000	181,690
5% 6/15/38	1,075,000	1,140,797
5% 6/15/39	725,000	768,559
5% 6/15/40	225,000	238,246
5% 6/15/44	1,900,000	1,900,670
5% 6/15/50	615,000	640,994
Series BB:
4% 6/15/44	1,805,000	1,703,326
5% 6/15/33	3,035,000	3,256,486
5% 6/15/50	1,205,000	1,238,597
Newark Gen. Oblig.:
Series 2020 A, 5% 10/1/24	160,000	163,406
Series 2020 B:
5% 10/1/23	210,000	211,068
5% 10/1/25	105,000	108,341
Newark Port Auth. Hsg. Auth. Rev. Series 2007, 5.25% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	65,000	66,850
Rutgers State Univ. Rev. Series 2016 M, 5% 5/1/33	965,000	1,004,599
South Jersey Port Corp. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B:
5% 1/1/42 (d)	1,880,000	1,899,112
5% 1/1/48 (d)	2,075,000	2,084,116
Series 2017 A, 5% 1/1/49	110,000	111,298
South Jersey Trans. Auth. Trans. Sys. Rev.:
Series 2019 A:
5% 11/1/31 (Assured Guaranty Muni. Corp. Insured)	275,000	300,923
5% 11/1/32 (Assured Guaranty Muni. Corp. Insured)	540,000	590,120
5% 11/1/33 (Assured Guaranty Muni. Corp. Insured)	150,000	163,600
Series 2020 A:
4% 11/1/50	600,000	579,961
5% 11/1/45	250,000	265,756
Series 2022 A:
4.625% 11/1/47	500,000	505,564
5% 11/1/37	500,000	552,470
5% 11/1/41	1,355,000	1,424,684
5.25% 11/1/52	740,000	803,112
The Board of Ed. of Newark Series 2021, 4% 7/15/34 (Build America Mutual Assurance Insured)	80,000	81,534
The Poll. Cont. Fin. Auth. of Gloucester County Poll. Cont. Rev. (Logan Proj.) Series 2014 A, 5% 12/1/24 (Escrowed to Maturity) (d)	295,000	296,736
Union County Impt. Auth. Solid Waste Disp. Rev. (Aries Linden, LLC Proj.) Series 2019, 6.75% 12/1/41 (d)(f)	460,000	299,531
TOTAL NEW JERSEY		418,676,008
New Mexico - 0.1%
Albuquerque Wtr. Util. Auth. Series 2018, 5% 7/1/28	65,000	68,711
Farmington Poll. Cont. Rev. Bonds (Pub. Svc. Co. of New Mexico San Juan Proj.) Series 2010 C, 1.15%, tender 6/1/24 (b)	590,000	569,499
Los Ranchos de Albuquerque Edl. Facilities Rev. (Albuquerque Academy Proj.) Series 2020, 4% 9/1/40	110,000	103,620
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/23 (d)	1,280,000	1,282,753
5% 9/1/24 (d)	705,000	713,794
5% 9/1/26 (d)	2,280,000	2,361,645
5% 9/1/27 (d)	1,075,000	1,126,935
5% 9/1/29 (d)	425,000	455,355
New Mexico Hosp. Equip. Ln. Council Rev.:
Bonds Series 2019 B, 5%, tender 8/1/25 (b)	95,000	97,724
Series 2017 A, 4% 8/1/37	750,000	732,146
New Mexico Mtg. Fin. Auth.:
Series 2018 A1, 4% 1/1/49	200,000	197,820
Series 2018 C, 4% 1/1/49	415,000	410,536
Series 2019 C, 4% 1/1/50	50,000	49,425
Series 2019 D, 3.75% 1/1/50	325,000	319,203
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (b)	1,520,000	1,552,015
Series 2019 A:
4% 11/1/23	15,000	15,015
4% 5/1/24	45,000	45,088
Santa Fe Retirement Fac. Series 2019 A:
5% 5/15/34	120,000	112,850
5% 5/15/39	90,000	79,321
5% 5/15/44	95,000	80,251
5% 5/15/49	215,000	174,352
TOTAL NEW MEXICO		10,548,058
New York - 6.0%
Brooklyn Arena Local Dev. Corp. Series 2016 A, 5% 7/15/42	1,415,000	1,411,467
Broome County Local Dev. Corp. Rev. (United Health Svcs. Hospitals, Inc. Proj.) Series 2020:
3% 4/1/36 (Assured Guaranty Muni. Corp. Insured)	380,000	325,240
3% 4/1/37 (Assured Guaranty Muni. Corp. Insured)	320,000	268,036
4% 4/1/34 (Assured Guaranty Muni. Corp. Insured)	210,000	213,482
4% 4/1/38 (Assured Guaranty Muni. Corp. Insured)	265,000	252,733
4% 4/1/39 (Assured Guaranty Muni. Corp. Insured)	285,000	268,419
5% 4/1/31 (Assured Guaranty Muni. Corp. Insured)	195,000	210,314
5% 4/1/32 (Assured Guaranty Muni. Corp. Insured)	210,000	226,330
5% 4/1/33 (Assured Guaranty Muni. Corp. Insured)	220,000	236,937
Build NYC Resource Corp. Rev.:
(Albert Einstein School of Medicine, Inc. Proj.) Series 2015, 5.5% 9/1/45 (f)	4,075,000	4,035,398
(Classical Charter School Proj.) Series 2023 A, 4.75% 6/15/58	725,000	661,910
(East Harlem Scholars Academy Charter School Proj.) Series 2022, 5.75% 6/1/52 (f)	600,000	605,496
(Friends of Hellenic Classical Charter Schools, Inc. Proj.):
Series 2021 A:
5% 12/1/51 (f)	130,000	107,903
5% 12/1/55 (f)	100,000	81,180
Series 2021 A1, 5% 12/1/41 (f)	115,000	101,435
(Grand Concourse Academy Charter School Proj.):
Series 2022 A, 5% 7/1/52	80,000	79,077
Series 2022 B, 5% 7/1/62	595,000	571,443
(KIPP NYC Pub. School Facilities - Canal West Proj.) Series 2022, 5.25% 7/1/57	440,000	445,405
(Richmond Preparatory Charter School Proj.) Series 2021 A, 5% 6/1/51 (f)	350,000	313,104
(Shefa School Proj.) Series 2021 A, 5% 6/15/51 (f)	1,910,000	1,624,901
Series 2022, 5.25% 7/1/62	545,000	549,722
Build NYC Resource Corp. Solid Waste Disp. Rev. (Pratt Paper NY, Inc. Proj.) Series 2014, 5% 1/1/35 (d)(f)	2,200,000	2,224,889
City of Long Beach Series 2022 B, 4.625% 7/15/52	2,230,000	2,215,661
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	150,000	153,810
4% 7/1/34	150,000	153,569
(Memorial Sloan-Kettring Cancer Ctr.) Series 2017 1, 5% 7/1/42	85,000	89,280
Series 2011 A, 5% 10/1/25	15,000	15,014
Series 2016 A:
5% 7/1/25	5,000	5,134
5% 7/1/32	140,000	146,124
5% 7/1/37	765,000	788,480
Series 2017 A, 5% 7/1/46 (Pre-Refunded to 7/1/27 @ 100)	80,000	86,439
Series 2017:
5% 12/1/23 (f)	100,000	99,884
5% 12/1/24 (f)	100,000	99,984
5% 12/1/25 (f)	100,000	99,981
5% 12/1/27 (f)	2,200,000	2,214,858
5% 12/1/30 (f)	200,000	201,370
5% 12/1/31 (f)	200,000	201,330
5% 12/1/34 (f)	300,000	300,934
5% 12/1/36 (f)	200,000	197,240
5% 12/1/37 (f)	800,000	780,943
Dutchess County Local Dev. Corp. Rev. Series 2020 A, 5% 7/1/45	300,000	298,712
Erie County Tobacco Asset Securitization Corp.:
Series 2005 B, 0% 6/1/47	2,000,000	387,262
Series 2006 A, 0% 6/1/60 (f)	10,070,000	560,838
Glen Cove Local Econ. Assistance Corp. Rev. (Garvies Point Pub. Impt. Proj.):
Series 2016 A, 5% 1/1/56	1,125,000	966,189
Series 2016 B, 0% 1/1/45	6,855,000	1,731,062
Series 2016 C, 0% 1/1/55 (e)	1,645,000	1,419,093
Hudson Yards Infrastructure Corp. New York Rev.:
Series 2017 A:
5% 2/15/33	200,000	211,884
5% 2/15/35	1,445,000	1,526,276
5% 2/15/39	950,000	994,459
5% 2/15/42	785,000	818,050
Series 2022 A, 4% 2/15/37	300,000	305,988
Huntington Local Dev. Corp. Rev. (Gurwin Independent Hsg., Inc. / Fountaingate Gardens Proj.) Series 2021 B, 4% 7/1/27	250,000	236,799
Jefferson County Civic Facility Dev. Corp. Rev. (Samaritan Med. Ctr. Proj.) Series 2017 A, 4% 11/1/32	100,000	93,003
Liberty Dev. Corp. Rev. Series 2005, 5.25% 10/1/35	6,045,000	6,769,204
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds:
Series 2019 B, 1.65%, tender 9/1/24 (b)	165,000	160,033
Series 2021 B, 1.5%, tender 9/1/26 (b)	1,510,000	1,391,082
Series 2014 A:
5% 9/1/34	390,000	395,864
5% 9/1/39	1,500,000	1,514,336
Series 2015 B, 5% 9/1/45	1,400,000	1,418,125
Series 2016 B, 5% 9/1/35	2,905,000	3,058,027
Series 2017:
5% 9/1/33	30,000	32,392
5% 9/1/35	110,000	118,261
5% 9/1/36	65,000	69,548
5% 9/1/47	195,000	205,665
Series 2018, 5% 9/1/36	15,000	16,307
Series 2019 A, 4% 9/1/38	1,000,000	998,183
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	4,090,000	4,090,200
Nassau County Gen. Oblig. Series 2018 B, 5% 7/1/42 (Assured Guaranty Muni. Corp. Insured)	120,000	127,393
Nassau County Indl. Dev. Agcy.:
Series 2021 A, 9% 1/1/41 (f)	1,580,000	1,311,400
Series 2021 B, 5% 1/1/58 (j)	3,260,000	1,466,994
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/46	2,235,000	2,389,383
New York City Gen. Oblig.:
Series 2014 E, 5.5% 8/1/25	250,000	250,804
Series 2014 J, 5% 8/1/30	1,275,000	1,297,984
Series 2017 A, 4% 8/1/32	1,000,000	1,028,064
Series 2017 B:
5% 12/1/37	545,000	573,755
5% 12/1/41	745,000	779,299
Series 2018 B1:
5% 10/1/38	750,000	796,691
5.25% 10/1/33	1,300,000	1,430,123
Series 2018 E1, 5% 3/1/44	605,000	638,244
Series 2018 F, 5% 4/1/45	345,000	363,744
Series 2019 A1:
3% 8/1/36	1,950,000	1,797,888
4% 8/1/40	1,445,000	1,435,665
Series 2019 D1, 5% 12/1/42	1,475,000	1,571,899
Series 2020 A1, 5% 8/1/27	1,575,000	1,696,381
Series 2020 C, 5% 8/1/42	750,000	806,945
Series 2020 D1:
4% 3/1/50	2,750,000	2,642,004
5% 3/1/43	2,000,000	2,140,283
Series 2021 A1:
3% 8/1/50	500,000	384,599
4% 8/1/38	1,400,000	1,409,912
Series 2021 F1:
4% 3/1/40	595,000	591,096
5% 3/1/37	960,000	1,062,870
5% 3/1/39	960,000	1,049,694
5% 3/1/43	1,000,000	1,078,411
Series 2022 A1, 5% 8/1/47	2,455,000	2,631,785
Series 2022 D, 4.5% 5/1/49	500,000	513,038
Series 2022 D1:
4.25% 5/1/40	750,000	759,419
5.5% 5/1/44	925,000	1,052,289
5.5% 5/1/46	625,000	708,500
Series 2023 A, 5% 9/1/37	750,000	840,694
Series A:
5% 8/1/26	705,000	745,604
5% 8/1/39	1,130,000	1,217,600
Series B, 5% 10/1/42	2,885,000	3,081,463
New York City Hsg. Dev. Corp. Series 2019 A1, 4.15% 11/1/38	2,750,000	2,658,825
New York City Hsg. Dev. Corp. Multi-family Mtg. Rev.:
Series 2014 E, 3.5% 2/15/48	1,247,985	1,220,244
Series 2014 F, 4.5% 2/15/48	6,161,389	6,023,854
New York City Hsg. Dev. Corp. Multifamily Hsg.:
Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (b)	935,000	868,145
Series 2021 K2, 0.9%, tender 1/1/26 (b)	6,315,000	5,751,708
Series 2021, 0.6%, tender 7/1/25 (b)	1,315,000	1,209,048
Series 2021 F1, 2.4% 11/1/46	1,200,000	788,066
New York City Indl. Dev. Agcy. Series 2012 A, 5% 7/1/28 (d)	530,000	530,087
New York City Indl. Dev. Agcy. Rev.:
(Yankee Stadium Proj.) Series 2020 A:
3% 3/1/40 (Assured Guaranty Muni. Corp. Insured)	845,000	700,732
3% 3/1/49 (Assured Guaranty Muni. Corp. Insured)	500,000	371,275
4% 3/1/45	615,000	559,517
4% 3/1/45 (Assured Guaranty Muni. Corp. Insured)	1,265,000	1,187,885
Series 2020 A, 3% 3/1/49	250,000	185,637
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2013 2, 5% 6/15/47	255,000	255,139
Series 2015 HH, 5% 6/15/39	4,000,000	4,109,976
Series 2017 AA, 5% 6/15/38	250,000	265,650
Series 2017 CC1, 5% 6/15/46	1,495,000	1,540,852
Series 2018 AA, 5% 6/15/37	1,250,000	1,330,819
Series 2018 CC, 5% 6/15/48	3,095,000	3,249,168
Series 2018 DD1, 5% 6/15/48	750,000	792,582
Series 2018 EE, 5% 6/15/40	1,400,000	1,494,970
Series 2018 FF, 5% 6/15/38	1,250,000	1,343,084
Series 2020 AA 2, 4% 6/15/42	250,000	249,684
Series 2020 DD 1, 3% 6/15/50	250,000	186,732
Series 2020, 4% 6/15/43	900,000	896,267
Series 2021 AA 1, 4% 6/15/51	5,540,000	5,383,062
Series 2021 AA1, 3% 6/15/50	4,325,000	3,230,456
Series 2021 BB1, 3% 6/15/44	2,415,000	1,929,528
Series 2021 CC1, 5% 6/15/51	2,600,000	2,785,956
Series 2021 DD, 4% 6/15/36	1,285,000	1,329,901
Series 2022 AA1, 5.25% 6/15/52	11,450,000	12,722,996
Series 2022 CC1, 5% 6/15/52	1,060,000	1,138,695
Series 2022 CC2, 5% 6/15/26	395,000	404,467
Series 2022 EE, 5% 6/15/45	10,350,000	11,268,792
Series 2023 DD, 4.125% 6/15/46	2,000,000	1,988,367
Series BB, 5% 6/15/49	1,985,000	2,115,815
Series FF2, 4% 6/15/41	1,025,000	1,027,247
Series GG 1, 5% 6/15/48	13,915,000	14,839,236
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
(New York State Gen. Oblig. Proj.) Series 2015 S-1, 5% 7/15/35	450,000	461,436
Series 2015 S1:
5% 7/15/33	1,000,000	1,027,166
5% 7/15/36	1,550,000	1,586,929
Series 2015 S2, 5% 7/15/35	215,000	222,439
Series 2018 S2, 5% 7/15/35	70,000	75,407
Series 2018 S3, 5% 7/15/43	1,690,000	1,793,139
Series 2019 S1, 5% 7/15/45	1,000,000	1,058,248
Series 2019 S3, 5% 7/15/37	305,000	327,715
Series 2020 S1:
3% 7/15/49	3,000,000	2,325,298
4% 7/15/40	1,445,000	1,437,096
Series 2022 S1A, 4% 7/15/36	1,000,000	1,024,564
New York City Transitional Fin. Auth. Rev.:
Series 2014 A1, 5% 11/1/42	1,220,000	1,222,460
Series 2016 A, 5% 5/1/40	110,000	114,112
Series 2017 A, 5% 8/1/34	1,150,000	1,242,585
Series 2017 A1, 5% 5/1/33	1,525,000	1,604,435
Series 2017 B, 5% 8/1/40	110,000	114,547
Series 2017 F, 5% 5/1/32	750,000	806,660
Series 2018 A2, 5% 8/1/39	1,530,000	1,632,432
Series 2018 B, 5% 8/1/45	8,285,000	8,779,273
Series 2019 A, 5% 8/1/40	1,700,000	1,814,937
Series 2019 B1:
5% 8/1/34	110,000	120,387
5% 8/1/36	2,050,000	2,218,940
5% 8/1/38	1,475,000	1,582,285
Series 2020 A3, 4% 5/1/44	815,000	803,030
Series 2020 B 1, 3% 11/1/47	1,000,000	769,015
Series 2020 B1:
4% 11/1/39	1,000,000	1,002,437
4% 11/1/41	2,200,000	2,183,341
Series 2020 C1:
4% 5/1/36	425,000	436,752
4% 5/1/39	745,000	747,063
4% 5/1/45	845,000	828,234
Series 2021 A:
4% 11/1/34	210,000	220,543
4% 11/1/38	700,000	705,833
Series 2021 B1, 4% 8/1/45	1,885,000	1,847,307
Series 2021 C:
4% 5/1/41	1,600,000	1,588,108
4% 5/1/45	4,635,000	4,543,036
Series 2021 C1, 4% 5/1/39	1,475,000	1,479,084
Series 2021 E1:
4% 2/1/39	250,000	250,709
4% 2/1/46	3,150,000	3,078,882
5% 2/1/37	930,000	1,034,032
Series 2021 F1:
4% 11/1/36	145,000	148,629
4% 11/1/37	440,000	446,525
5% 11/1/23	5,000,000	5,033,704
Series 2021, 4% 11/1/38	790,000	797,338
Series 2022 A, 5.25% 8/1/40	1,000,000	1,128,249
Series 2022 A1, 5% 11/1/28	540,000	596,047
Series 2022 C1, 4% 2/1/41	1,635,000	1,622,938
Series 2022 F1, 5% 2/1/47	1,000,000	1,080,289
Series 2023 D1, 5.5% 11/1/45	3,000,000	3,426,282
Series 2023 F1, 5.25% 2/1/40	2,000,000	2,268,233
Series A, 4% 11/1/35	210,000	217,369
Series E, 5% 2/1/43	645,000	679,324
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31	2,630,000	3,056,393
New York Convention Ctr. Dev. Corp. Rev.:
Series 2015:
5% 11/15/28	400,000	414,356
5% 11/15/29	280,000	289,630
Series 2016 B:
0% 11/15/36	250,000	141,275
0% 11/15/55	410,000	82,848
New York Dorm. Auth. Personal Income Tax Rev. Series 2015 E, 5% 3/15/34	6,775,000	7,035,492
New York Dorm. Auth. Rev.:
Bonds:
Series 2019 B2, 5%, tender 5/1/24 (b)	55,000	55,255
Series 2019 B3, 5%, tender 5/1/26 (b)	40,000	41,095
Series 2019 D, 5% 7/1/35	125,000	151,488
Series 2020 A:
3% 7/1/48	1,500,000	1,081,224
4% 7/1/50	3,250,000	2,975,146
4% 7/1/53	250,000	225,354
5% 10/1/30 (Pre-Refunded to 10/1/28 @ 100)	5,000	5,533
5% 7/1/36	235,000	254,654
5% 7/1/40	270,000	288,126
Series 2022 1B, 4% 7/1/51	3,000,000	2,792,765
Series 2022 A:
4% 5/1/45	1,185,000	1,117,406
5% 7/1/33	40,000	45,068
5% 7/1/34	80,000	89,658
5% 7/1/36	50,000	54,842
5% 10/1/36	3,080,000	3,407,181
5% 7/15/37	340,000	349,719
5% 7/1/38	105,000	112,108
5% 7/1/40	65,000	68,317
5% 7/1/41	65,000	68,097
5% 7/1/42	70,000	73,063
5% 7/15/42	960,000	967,680
5% 7/15/50	2,485,000	2,457,120
5% 5/1/52	2,000,000	2,094,228
Series 2022:
4% 7/1/36	1,065,000	1,074,948
4% 7/1/38	345,000	339,060
4% 7/1/40	565,000	544,521
5% 7/1/30	105,000	111,272
5% 7/1/31	110,000	117,148
5% 7/1/34	705,000	801,679
5% 7/1/35	705,000	795,402
5% 7/1/37	1,165,000	1,290,573
5% 7/1/38	55,000	56,455
5% 7/1/39	355,000	389,148
5% 7/1/39	85,000	86,889
5% 7/1/40	190,000	193,263
5% 7/1/41	630,000	685,882
5% 7/1/41	200,000	202,782
5% 7/1/42	105,000	106,069
5% 7/1/57	5,705,000	5,569,005
New York Dorm. Auth. Sales Tax Rev.:
Series 2016 A:
5% 3/15/32	110,000	116,334
5% 3/15/35	1,785,000	1,878,653
Series 2017 A, 5% 3/15/39	1,960,000	2,063,581
Series 2018 A:
5% 3/15/40	3,450,000	3,669,123
5% 3/15/42	645,000	683,775
5% 3/15/43	2,410,000	2,552,617
Series 2018 C:
5% 3/15/38	465,000	497,601
5% 3/15/40	2,400,000	2,552,434
5% 3/15/41	3,150,000	3,345,183
Series 2018 E, 5% 3/15/44	495,000	526,221
New York Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Series 2019 B, 3% 6/15/38	915,000	805,499
New York Liberty Dev. Corp.:
(3 World Trade Ctr. Proj.) Series 2014:
5% 11/15/44 (f)	11,430,000	11,179,580
5.15% 11/15/34 (f)	1,840,000	1,843,261
5.375% 11/15/40 (f)	6,065,000	6,073,615
(7 World Trade Ctr. Proj.) Series 2022 A, 3.125% 9/15/50	400,000	310,651
(Bank of America Tower at One Bryant Park Proj.) Series 2019 1, 2.45% 9/15/69	1,800,000	1,634,129
(Bank of America Tower At One Bryant Park Proj.) Series 2019 3, 2.8% 9/15/69	840,000	762,152
(World Trade Ctr. Proj.) Series 2014, 7.25% 11/15/44 (f)	2,000,000	2,024,788
Series 2021 1WTC, 3% 2/15/42	2,000,000	1,578,388
Series 2021 A, 3% 11/15/51 (Build America Mutual Assurance Insured)	250,000	180,037
Series 2021:
2.75% 2/15/44	2,250,000	1,656,319
3% 2/15/42	2,400,000	1,909,214
4% 2/15/43	1,325,000	1,278,605
4% 2/15/43	750,000	733,529
4% 2/15/43	1,500,000	1,454,063
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev.:
Series 2012 A, 0% 11/15/32	355,000	246,222
Series 2016 A, 5.25% 11/15/31	1,475,000	1,574,487
Series 2016 B1, 5% 11/15/36	2,550,000	2,681,680
Series 2017 A, 5% 11/15/47	1,805,000	1,881,487
Series 2022 A:
5% 11/15/46	2,630,000	2,849,086
5% 11/15/48	250,000	270,218
5% 11/15/49	250,000	270,065
New York Metropolitan Trans. Auth. Rev.:
Bonds:
Series 2002 D2:
0.550% x U.S. Secured Overnight Fin. Rate (SOFR) Index 3.94%, tender 6/1/23 (Assured Guaranty Muni. Corp. Insured) (b)(c)	5,470,000	5,444,914
0.550% x U.S. Secured Overnight Fin. Rate (SOFR) Index 3.94%, tender 6/1/23 (Assured Guaranty Muni. Corp. Insured) (b)(c)	495,000	492,730
Series 2015 A2, 5%, tender 5/15/30 (b)	2,195,000	2,350,849
Series 2006 B, 5.25% 11/15/26 (Assured Guaranty Muni. Corp. Insured)	1,180,000	1,256,199
Series 2013 C:
5% 11/15/38	1,200,000	1,200,158
5% 11/15/42	1,475,000	1,475,030
Series 2013 E, 5% 11/15/43	250,000	250,116
Series 2014 B:
5% 11/15/44	1,215,000	1,216,030
5.25% 11/15/35	500,000	503,539
Series 2015 A1:
5% 11/15/29	375,000	382,235
5% 11/15/40	750,000	755,490
5% 11/15/45	905,000	906,102
Series 2015 C, 5% 11/15/35	750,000	764,191
Series 2015 D1, 5% 11/15/26	500,000	514,424
Series 2015 F, 5% 11/15/24	330,000	335,507
Series 2016 A1:
5% 11/15/24	350,000	355,841
5% 11/15/41	900,000	909,169
Series 2016 A2, 5% 11/15/27	250,000	259,414
Series 2016 C 2A, 4% 11/15/38	360,000	347,882
Series 2016 C1, 5% 11/15/56	110,000	109,723
Series 2016 D, 5% 11/15/27	250,000	259,414
Series 2017 A, 4% 11/15/37	785,000	761,854
Series 2017 A1, 5% 11/15/51	480,000	481,454
Series 2017 C-2:
0% 11/15/29	125,000	97,035
0% 11/15/33	315,000	201,602
Series 2017 C1:
5% 11/15/27	1,035,000	1,088,429
5% 11/15/30	2,380,000	2,530,790
5% 11/15/34	95,000	100,232
Series 2017 D:
5% 11/15/30	5,980,000	6,358,875
5% 11/15/33	345,000	365,426
5% 11/15/35	130,000	136,306
Series 2019 C, 5% 11/15/44	2,300,000	2,388,074
Series 2020 A, 5% 11/15/47	850,000	868,792
Series 2020 A1:
4% 11/15/46	500,000	461,043
4% 11/15/50 (Assured Guaranty Muni. Corp. Insured)	450,000	429,350
5% 11/15/49	2,750,000	2,805,791
Series 2020 C1:
5% 11/15/50	3,000,000	3,059,913
5.25% 11/15/55	1,280,000	1,320,378
Series 2020 D:
4% 11/15/46	11,005,000	10,147,554
4% 11/15/47	130,000	119,204
4% 11/15/50	2,600,000	2,349,527
5% 11/15/44	2,650,000	2,724,773
Series 2020 E:
4% 11/15/45	2,350,000	2,173,345
5% 11/15/29	725,000	774,510
5% 11/15/33	540,000	584,219
Series 2021 A1, 4% 11/15/45	500,000	462,414
New York Pwr. Auth.:
Series 2020 A, 4% 11/15/50	3,075,000	3,001,643
Series 2022 A, 4% 11/15/47 (Assured Guaranty Muni. Corp. Insured)	420,000	404,453
New York State Dorm. Auth.:
Series 2012 A, 4% 3/15/37	1,250,000	1,271,864
Series 2017 A:
5% 2/15/31	65,000	69,666
5% 2/15/38	835,000	881,096
Series 2017, 5% 2/15/41	2,265,000	2,396,729
Series 2019 A:
5% 3/15/36	1,500,000	1,639,367
5% 3/15/45	2,450,000	2,592,362
Series 2019 D:
3% 2/15/49	3,295,000	2,507,714
4% 2/15/37	1,260,000	1,280,052
4% 2/15/39	1,865,000	1,869,690
4% 2/15/40	4,085,000	4,067,901
4% 2/15/47	7,485,000	7,296,020
Series 2019 E, 5% 2/15/35	655,000	730,608
Series 2020 A:
3% 3/15/39	3,500,000	2,988,564
4% 3/15/36	1,185,000	1,217,701
4% 3/15/37	250,000	254,128
Series 2021 A, 4% 3/15/41	510,000	505,579
Series 2021 E:
3% 3/15/41	950,000	786,212
3% 3/15/50	3,275,000	2,471,970
4% 3/15/38	3,815,000	3,848,852
4% 3/15/39	1,000,000	1,003,183
4% 3/15/42	5,425,000	5,347,527
4% 3/15/45	5,890,000	5,773,433
4% 3/15/47	260,000	253,422
4% 3/15/49	2,000,000	1,934,310
Series 2022 A:
4% 3/15/34	795,000	847,098
4% 3/15/35	2,150,000	2,248,842
4% 3/15/39	2,745,000	2,753,737
4% 3/15/49	550,000	531,935
5% 3/15/46	3,430,000	3,704,381
New York State Gen. Oblig. Series 2021 A, 3% 3/15/34	630,000	615,736
New York State Hsg. Fin. Agcy. Rev.:
Bonds Series 2021 J2:
1%, tender 11/1/26 (b)	915,000	825,029
1.1%, tender 5/1/27 (b)	3,395,000	2,992,633
Series 2020 L2, 0.75% 11/1/25	1,705,000	1,559,161
Series 2020 M2, 0.75% 11/1/25	740,000	677,497
Series J, 0.75% 5/1/25	995,000	922,374
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (d)	115,000	111,542
New York State Urban Dev. Corp.:
Series 2020 A:
4% 3/15/39	1,280,000	1,283,465
4% 3/15/45	80,000	78,080
4% 3/15/49	505,000	487,642
Series 2020 C:
4% 3/15/42	2,135,000	2,104,511
4% 3/15/49	2,175,000	2,100,239
5% 3/15/43	320,000	345,061
5% 3/15/47	2,115,000	2,260,045
5% 3/15/50	250,000	266,526
Series 2020 E:
4% 3/15/37	2,255,000	2,289,979
4% 3/15/39	1,215,000	1,218,807
4% 3/15/43	250,000	245,946
4% 3/15/44	8,095,000	7,931,999
4% 3/15/45	6,525,000	6,368,380
4% 3/15/46	750,000	730,850
Series 2022 A:
5% 3/15/42	750,000	823,554
5% 3/15/43	10,000,000	10,955,386
New York State Urban Eev Corp.:
Series 2019 A:
4% 3/15/42	1,400,000	1,387,246
5% 3/15/36	1,145,000	1,265,176
5% 3/15/37	3,405,000	3,727,317
Series 2021 A:
3% 3/15/40	1,250,000	1,056,285
3% 3/15/41	250,000	208,540
3% 3/15/42	1,500,000	1,233,692
3% 3/15/50	250,000	190,479
4% 3/15/37	1,250,000	1,275,750
5% 3/15/25	1,900,000	1,961,303
New York Thruway Auth. Gen. Rev.:
Series 2016 A, 5% 1/1/46	3,510,000	3,574,835
Series 2019 B:
4% 1/1/38	4,150,000	4,154,426
4% 1/1/39	2,375,000	2,377,085
4% 1/1/45	4,085,000	3,931,410
4% 1/1/45	1,300,000	1,264,272
4% 1/1/50 (Assured Guaranty Muni. Corp. Insured)	250,000	240,382
Series 2020 N:
5% 1/1/35	750,000	841,153
5% 1/1/36	2,350,000	2,603,580
New York Thruway Auth. Personal Income Tax Rev.:
Series 2021 A1:
3% 3/15/48	400,000	306,879
3% 3/15/51	1,500,000	1,125,752
4% 3/15/53	2,000,000	1,922,788
Series 2022 A, 5% 3/15/34	3,150,000	3,676,567
Series 2022 C:
4.125% 3/15/57	1,610,000	1,560,280
5% 3/15/53	2,210,000	2,376,542
New York Trans. Dev. Corp.:
(American Airlines, Inc. John F. Kennedy Int'l. Arpt. Proj.):
Series 2016:
5% 8/1/26 (d)	1,705,000	1,707,077
5% 8/1/31 (d)	2,635,000	2,638,534
Series 2020:
5.25% 8/1/31 (d)	885,000	911,166
5.375% 8/1/36 (d)	1,405,000	1,416,101
(Delta Air Lines, Inc. - Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2020:
4.375% 10/1/45 (d)	3,885,000	3,670,239
5% 10/1/40 (d)	1,895,000	1,916,537
(Delta Air Lines, Inc. Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2018:
4% 1/1/36 (d)	280,000	268,377
5% 1/1/27 (d)	4,000,000	4,110,054
(Delta Air Lines, Inc. LaGuardia Arpt. Terminals C&D Redev. Proj.) Series 2018, 5% 1/1/30 (d)	435,000	448,530
(Delta Air Lines, Inc. Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2018:
5% 1/1/31 (d)	1,735,000	1,789,150
5% 1/1/32 (d)	4,005,000	4,128,513
5% 1/1/33 (d)	260,000	267,800
(Delta Air Lines, Inc. LaGuardia Arpt. Terminals C&D Redev. Proj.) Series 2018, 5% 1/1/34 (d)	885,000	910,151
(Delta Air Lines, Inc. Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2018, 5% 1/1/36 (d)	710,000	722,913
(Delta Air Lines, Inc. LaGuardia Arpt. Terminals C&D Redev. Proj.) Series 2020, 5% 10/1/35 (d)	2,810,000	2,914,324
(Laguardia Arpt. Term. B Redev. Proj.) Series 2016 A:
5% 7/1/34 (d)	520,000	523,127
5% 7/1/46 (d)	12,225,000	11,890,989
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (d)	1,275,000	1,266,167
(New York State Thruway Svc. Areas Proj.) Series 2021:
4% 10/31/46 (d)	3,885,000	3,335,817
4% 4/30/53 (d)	825,000	681,128
(Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A:
4% 12/1/38 (d)	40,000	37,533
5% 12/1/35 (d)	65,000	68,360
Series 2020 C:
4% 12/1/40	480,000	458,191
5% 12/1/32	375,000	412,101
5% 12/1/34	295,000	321,861
5% 12/1/35	480,000	520,876
5% 12/1/37	290,000	310,437
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.):
Series 2020 A:
4% 12/1/39 (d)	105,000	98,163
5% 12/1/30 (d)	75,000	80,371
5% 12/1/34 (d)	135,000	142,745
5% 12/1/36 (d)	5,000	5,218
5% 12/1/37 (d)	370,000	383,890
Series 2022:
5% 12/1/32 (d)	995,000	1,077,164
5% 12/1/33 (d)	1,545,000	1,663,907
5% 12/1/34 (d)	1,685,000	1,802,863
5% 12/1/35 (d)	845,000	898,214
5% 12/1/36 (d)	575,000	605,515
5% 12/1/37 (d)	1,535,000	1,605,074
5% 12/1/38 (d)	3,720,000	3,880,228
5% 12/1/39 (d)	3,600,000	3,738,966
5% 12/1/40 (d)	4,410,000	4,560,178
5% 12/1/41 (d)	2,665,000	2,746,574
5% 12/1/42 (d)	1,820,000	1,868,533
Laguardia Arpt. Term. B Redev. Proj. Series 2016 A, 4% 7/1/37 (Assured Guaranty Muni. Corp. Insured) (d)	750,000	722,621
Series 2016 A, 4% 7/1/35 (Assured Guaranty Muni. Corp. Insured) (d)	2,950,000	2,920,072
Series 2021:
2.25% 8/1/26 (d)	155,000	144,982
3% 8/1/31 (d)	565,000	489,989
Series 2022:
5% 12/1/27 (d)	750,000	796,367
5% 12/1/28 (d)	750,000	802,042
5% 12/1/29 (d)	400,000	431,887
5% 12/1/30 (d)	1,000,000	1,071,611
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	970,000	1,039,253
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	830,000	889,274
Series 2016 A, 5% 3/15/30	1,900,000	1,994,824
Series 2017 C:
4% 3/15/43	3,440,000	3,384,220
4% 3/15/45	3,155,000	3,079,270
Series 2019 A, 5% 3/15/37	365,000	394,335
Niagara Area Dev. Corp. Rev. (Catholic Health Sys., Inc. Proj.) Series 2022:
4.5% 7/1/52	2,180,000	1,597,862
5% 7/1/52	325,000	244,359
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
3% 12/1/44 (Assured Guaranty Muni. Corp. Insured)	250,000	182,740
4% 12/1/32 (Assured Guaranty Muni. Corp. Insured)	55,000	55,317
4% 12/1/49 (Assured Guaranty Muni. Corp. Insured)	1,000,000	884,272
5% 12/1/25 (Assured Guaranty Muni. Corp. Insured)	35,000	35,302
5% 12/1/26 (Assured Guaranty Muni. Corp. Insured)	105,000	105,921
5% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	85,000	93,599
Onondaga Civic Dev. Corp. (Le Moyne College Proj.):
Series 2015, 5% 7/1/45	1,725,000	1,731,401
Series 2018, 5% 1/1/43	120,000	121,265
Onondaga County Trust for Cultural Resources Rev. Series 2019:
4% 12/1/41	800,000	798,069
4% 12/1/49	2,250,000	2,164,376
5% 12/1/43	3,300,000	3,579,402
5% 12/1/45	300,000	324,168
Orange County N Y Fdg Corp. Assistance (The Hamlet at Wallkill Assisted Living Proj.) Series 2012, 6.5% 1/1/46	565,000	445,264
Port Auth. of New York & New Jersey:
Series 2020 221:
4% 7/15/50 (d)	4,045,000	3,792,361
4% 7/15/55 (d)	3,870,000	3,542,077
Series 2021 226:
5% 10/15/38 (d)	635,000	680,262
5% 10/15/39 (d)	470,000	500,852
5% 10/15/40 (d)	725,000	768,464
5% 10/15/41 (d)	420,000	443,528
Series 2022 231, 5.5% 8/1/39 (d)	1,510,000	1,707,486
Series 2022 234, 5.25% 8/1/47 (d)	2,100,000	2,268,100
Schenectady County Cap. Resources Corp. Rev.:
(Union College Proj.) Series 2017, 5% 1/1/40	1,895,000	1,963,057
Series 2022, 5.25% 7/1/52	145,000	155,982
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
4.625% 11/1/31 (f)	150,000	125,846
5.125% 11/1/41 (f)	290,000	219,219
5.375% 11/1/54 (f)	870,000	620,057
Suffolk County Gen. Oblig. Series 2019 A, 4% 4/1/32	750,000	767,456
Suffolk County Wtr. Auth. Wtrwks. Rev.:
Series 2012 A, 3.75% 6/1/36	2,800,000	2,800,410
Series 2020 B, 3% 6/1/45	250,000	198,595
Suffolk Tobacco Asset Securitization Corp. Series 2021 B2, 0% 6/1/66	1,810,000	196,611
Syracuse Indl. Dev. Auth. Pilot Rev. (Carousel Ctr. Proj.) Series 2016 A:
5% 1/1/28 (d)	355,000	274,047
5% 1/1/29 (d)	520,000	400,881
5% 1/1/30 (d)	395,000	304,244
5% 1/1/31 (d)	490,000	377,184
5% 1/1/32 (d)	910,000	700,176
5% 1/1/33 (d)	805,000	616,006
5% 1/1/34 (d)	720,000	543,450
5% 1/1/35 (d)	960,000	714,178
5% 1/1/36 (d)	310,000	230,581
Tobacco Settlement Asset Securitization Corp. Series 2017 A:
5% 6/1/34	1,300,000	1,347,588
5% 6/1/35	600,000	619,114
5% 6/1/41	575,000	584,569
Tompkins County Dev. Corp. Continuing Care Retirement Cmnty. Rev. (Kendal at Itchaca, Inc. Proj.) Series 2014 A, 5% 7/1/29	125,000	125,255
Triborough Brdg & Tunl Auth. Series 2022 A, 5.25% 5/15/52	3,500,000	3,871,668
Triborough Bridge & Tunnel Auth.:
Series 2021 A1, 5% 5/15/51	5,290,000	5,653,810
Series 2021 B, 4% 5/15/56	115,000	107,626
Series 2021 C 1A, 5% 5/15/51	4,745,000	5,088,630
Series 2021 C3:
3% 5/15/51	1,250,000	931,342
4% 5/15/51	2,330,000	2,205,187
Series 2022 A, 5% 5/15/57	575,000	615,719
Series 2022 D2:
4.5% 5/15/47	1,000,000	1,023,317
5.25% 5/15/47	4,100,000	4,541,426
5.5% 5/15/52	4,000,000	4,509,949
Triborough Bridge & Tunnel Auth. Revs.:
Bonds Series 2005 B 4A, U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.380% 3.77%, tender 6/1/23 (b)(c)	250,000	248,136
Series 2015 A, 5.25% 11/15/45	605,000	619,287
Series 2016 A:
5% 11/15/41	250,000	256,059
5% 11/15/46	250,000	254,527
Series 2017 B, 5% 11/15/37	750,000	793,060
Series 2017 C2, 5% 11/15/42	2,480,000	2,620,638
Series 2018 A:
5% 11/15/44	255,000	269,930
5% 11/15/46	2,700,000	2,850,660
Series 2019 A:
5% 11/15/42	1,180,000	1,257,406
5% 11/15/49	1,100,000	1,161,333
Series 2019 C:
4% 11/15/41	4,000,000	3,903,657
4% 11/15/42	750,000	727,323
Series 2020 A, 5% 11/15/49	3,710,000	3,954,453
Series 2021 A, 4% 11/15/56	3,000,000	2,801,340
Troy Cap. Resource Corp. Rev. (Rensselaer Polytechnic Institute Proj.) Series 2020 A:
5% 9/1/36	240,000	258,198
5% 9/1/39	800,000	849,020
Util. Debt Securitization Auth. Series 2022 TE 1, 5% 12/15/39	500,000	571,862
Westchester County Local Dev. Co.:
(Kendal On Hudson Proj.) Series 2022 B, 5% 1/1/51	500,000	465,370
Series 2014 A, 5.5% 5/1/42	3,480,000	3,484,740
Yonkers Gen. Oblig.:
Series 2022 C, 5% 3/15/35 (Assured Guaranty Muni. Corp. Insured)	335,000	384,444
Series D 2022, 5% 3/15/35	260,000	298,374
TOTAL NEW YORK		773,164,630
New York And New Jersey - 0.3%
Port Auth. of New York & New Jersey:
(H. Lee Moffitt Cancer Ctr. Proj.) Series 2016, 5% 11/15/41	320,000	330,509
Series 194, 5.25% 10/15/55	860,000	885,071
Series 198, 5% 11/15/46	1,205,000	1,231,304
Series 2013 178, 5% 12/1/28 (d)	1,150,000	1,155,435
Series 2013:
5% 12/1/32 (d)	250,000	251,096
5% 12/1/33 (d)	1,400,000	1,405,999
Series 2014 185:
5% 9/1/31 (d)	1,250,000	1,262,402
5% 9/1/32 (d)	1,000,000	1,009,558
Series 2015 193, 5% 10/15/30 (d)	1,325,000	1,356,207
Series 2015 194:
5% 10/15/34	2,410,000	2,501,605
5% 10/15/41	7,625,000	7,842,864
Series 2021 223:
4% 7/15/40 (d)	175,000	169,414
4% 7/15/46 (d)	7,360,000	6,981,944
Series 2022 231, 5.5% 8/1/47 (d)	4,980,000	5,488,506
Series 2022 236, 5% 1/15/47 (d)	4,000,000	4,183,720
Series 214:
4% 9/1/37 (d)	470,000	469,465
4% 9/1/39 (d)	195,000	190,743
4% 9/1/43 (d)	890,000	851,743
Series 218, 5% 11/1/44 (d)	750,000	780,190
Series 221:
4% 7/15/40 (d)	250,000	242,020
4% 7/15/45 (d)	305,000	289,988
Series 223:
4% 7/15/38 (d)	595,000	587,714
4% 7/15/39 (d)	1,130,000	1,105,483
TOTAL NEW YORK AND NEW JERSEY		40,572,980
Non-State Specific - 0.0%
Frete 2021-Ml12 Trust Series 2021, 1.2231% 7/25/41 (b)	3,412,127	342,720
North Carolina - 0.6%
Cary NC Series 2021, 1.75% 9/1/38	750,000	541,124
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A:
4% 6/1/39	55,000	55,538
4% 6/1/49	110,000	107,396
5% 6/1/46	980,000	1,041,761
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	185,000	198,433
5% 7/1/33	185,000	197,869
5% 7/1/35	110,000	117,094
5% 7/1/37	425,000	447,560
5% 7/1/42	160,000	166,456
Series 2017 B:
5% 7/1/23 (d)	20,000	20,015
5% 7/1/25 (d)	10,000	10,211
5% 7/1/26 (d)	10,000	10,350
5% 7/1/27 (d)	25,000	26,206
5% 7/1/28 (d)	20,000	21,009
5% 7/1/29 (d)	30,000	31,509
5% 7/1/30 (d)	30,000	31,497
5% 7/1/31 (d)	60,000	63,000
5% 7/1/32 (d)	60,000	62,965
5% 7/1/33 (d)	65,000	68,175
5% 7/1/34 (d)	65,000	68,070
5% 7/1/35 (d)	45,000	46,941
5% 7/1/36 (d)	40,000	41,533
5% 7/1/37 (d)	45,000	46,525
5% 7/1/42 (d)	145,000	148,378
Series 2017 C:
4% 7/1/32	175,000	178,470
4% 7/1/36	85,000	85,787
4% 7/1/37	85,000	85,096
Series 2019 A:
4% 7/1/44	400,000	389,139
5% 7/1/49	1,805,000	1,897,570
Series 2019 B:
4% 7/1/44 (d)	550,000	519,591
5% 7/1/49 (d)	565,000	580,779
Durham County Gen. Oblig. Series 2016, 3% 10/1/29	750,000	742,044
Greater Asheville Reg'l. Arpt. Auth.:
Series 2022 A, 5.5% 7/1/47 (Assured Guaranty Muni. Corp. Insured) (d)	4,170,000	4,523,703
Series 2023, 5.25% 7/1/48 (d)	190,000	203,335
Mecklenburg County Gen. Oblig.:
Series 2016 A, 5% 9/1/25	1,975,000	2,057,700
Series 2017 A, 5% 4/1/25	305,000	315,172
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27 (Escrowed to Maturity)	65,000	70,573
5% 10/1/42 (Pre-Refunded to 10/1/27 @ 100)	30,000	32,572
5% 10/1/47 (Pre-Refunded to 10/1/27 @ 100)	400,000	434,297
North Carolina Cap. Facilities Fin. Agcy. Edl. Facilities Rev. Series 2021, 4% 5/1/32	210,000	214,403
North Carolina Hsg. Fin. Agcy. Home Ownership Rev.:
Series 2020 44, 4% 7/1/50	290,000	286,652
Series 2021 46A, 3% 7/1/51	2,865,000	2,745,824
Series 2022 49:
5% 7/1/47	325,000	329,987
6% 7/1/53	1,500,000	1,608,481
North Carolina Med. Care Commission Health Care Facilities Rev.:
Bonds Series 2019 C, 2.55%, tender 6/1/26 (b)	2,190,000	2,125,657
Series 2015:
5% 10/1/25	410,000	409,704
5% 10/1/30	320,000	316,501
5% 10/1/35	870,000	841,178
5% 6/1/40	3,730,000	3,757,853
5% 6/1/45	3,885,000	3,901,210
Series 2019 A:
4% 11/1/52	665,000	639,808
5% 12/1/29	80,000	86,525
5% 12/1/30	80,000	86,579
5% 12/1/32	60,000	64,874
5% 12/1/33	45,000	48,589
Series 2020 A:
3% 7/1/45	1,130,000	886,154
5% 10/1/40	195,000	192,539
5% 10/1/45	185,000	178,475
5% 10/1/50	115,000	108,772
Series 2021 A:
4% 3/1/29	55,000	51,235
4% 3/1/36	335,000	281,172
4% 3/1/41	95,000	73,030
4% 3/1/51	1,585,000	1,084,712
Series 2021 C:
4% 3/1/36	445,000	373,497
4% 3/1/42	730,000	552,702
North Carolina Med. Care Commission Retirement Facilities Rev.:
(Salemtowne Proj.) Series 2015:
5.25% 10/1/35	295,000	277,849
5.25% 10/1/37	130,000	118,603
5.375% 10/1/45	1,655,000	1,419,714
(The Forest at Duke Proj.) Series 2021:
4% 9/1/41	150,000	126,118
4% 9/1/51	1,450,000	1,119,268
(The Pines at Davidson Proj.) Series 2019 A, 5% 1/1/49	250,000	231,000
Series 2013, 6.25% 7/1/35 (Pre-Refunded to 7/1/23 @ 100)	635,000	636,316
Series 2015 A, 5% 9/1/37 (Pre-Refunded to 9/1/24 @ 100)	315,000	321,514
Series 2015:
4.7% 7/1/37	385,000	337,185
4.875% 7/1/40	755,000	653,341
5% 7/1/45	625,000	528,126
Series 2016:
5% 10/1/31	245,000	236,248
5% 10/1/37	220,000	201,607
Series 2017 A:
5% 7/1/47	165,000	137,521
5% 10/1/47 (Pre-Refunded to 10/1/23 @ 103)	250,000	258,637
Series 2017 C:
5% 9/1/41 (Pre-Refunded to 9/1/23 @ 103)	310,000	320,382
5% 9/1/46 (Pre-Refunded to 9/1/23 @ 103)	285,000	294,545
Series 2019 A:
5% 7/1/39	420,000	381,876
5% 7/1/44	615,000	532,041
5% 7/1/49	295,000	248,168
Series 2021 A:
4% 9/1/41	150,000	123,676
4% 9/1/47	135,000	104,737
4% 9/1/51	135,000	101,730
4% 1/1/52	370,000	262,003
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2015 A, 5% 1/1/28	2,255,000	2,336,358
Series 2015 C, 5% 1/1/29	445,000	460,857
North Carolina Tpk. Auth. Monroe Expressway Toll Rev. Series 2016 A:
5% 7/1/42	595,000	604,140
5% 7/1/47	1,670,000	1,688,520
5% 7/1/51	3,535,000	3,568,756
5% 7/1/54	3,285,000	3,313,876
North Carolina Tpk. Auth. Triangle Expressway Sys.:
Series 2017:
5% 1/1/27 (Assured Guaranty Muni. Corp. Insured)	750,000	793,271
5% 1/1/30	205,000	215,394
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	340,000	361,142
5% 1/1/32	580,000	609,493
5% 1/1/39 (Assured Guaranty Muni. Corp. Insured)	170,000	175,292
Series 2018:
5% 1/1/36 (Assured Guaranty Muni. Corp. Insured)	3,195,000	3,395,993
5% 1/1/40	3,255,000	3,397,342
Series 2019:
4% 1/1/55	180,000	162,409
5% 1/1/43	850,000	887,211
5% 1/1/44	315,000	327,967
5% 1/1/49	2,575,000	2,662,402
5% 1/1/49 (Assured Guaranty Muni. Corp. Insured)	630,000	649,206
Northern Hosp. District Surry County Series 2017:
5% 10/1/27	320,000	327,111
5% 10/1/31	265,000	269,077
5% 10/1/33	290,000	292,905
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2020 A:
5% 5/1/27 (d)	295,000	308,501
5% 5/1/28 (d)	400,000	422,410
5% 5/1/29 (d)	315,000	337,106
5% 5/1/30 (d)	265,000	286,280
5% 5/1/31 (d)	285,000	308,539
5% 5/1/32 (d)	210,000	227,157
5% 5/1/33 (d)	210,000	226,996
5% 5/1/34 (d)	635,000	685,904
5% 5/1/35 (d)	295,000	318,271
Univ. of North Carolina Hosp. at Chapel Hill Rev. Series 2016, 5% 2/1/46	60,000	61,504
TOTAL NORTH CAROLINA		75,585,151
North Dakota - 0.2%
Cass County Health Care Facilities Rev. Series 2018 B, 5.25% 2/15/53	250,000	257,970
Grand Forks Health Care Sys. Rev. Series 2021:
3% 12/1/46	5,650,000	4,225,108
4% 12/1/35	1,270,000	1,164,180
4% 12/1/36	805,000	724,977
4% 12/1/37	970,000	855,533
4% 12/1/38	885,000	777,314
5% 12/1/33	1,325,000	1,375,410
5% 12/1/34	1,590,000	1,640,724
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	2,570,000	2,463,241
Series 2021 B, 3% 7/1/52	2,055,000	1,957,418
Univ. of North Dakota Series 2021 A, 3% 6/1/61 (Assured Guaranty Muni. Corp. Insured)	2,395,000	1,632,613
Univ. of North Dakota Hsg. and Auxiliary Facilities Rev. Series 2019 A, 4% 4/1/39 (Assured Guaranty Muni. Corp. Insured)	495,000	467,092
Ward County Health Care Facility Rev. Series 2017 C:
5% 6/1/34	830,000	774,653
5% 6/1/38	770,000	679,981
5% 6/1/48	740,000	595,934
5% 6/1/53	315,000	245,182
TOTAL NORTH DAKOTA		19,837,330
Ohio - 1.7%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5.25% 11/15/46	2,695,000	2,724,181
Series 2020, 5% 11/15/31	25,000	26,839
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
5% 8/1/25	365,000	376,774
5% 8/1/26	245,000	257,297
5% 8/1/27	305,000	325,917
5% 8/1/28	345,000	372,925
5% 8/1/29	640,000	688,672
5% 8/1/30	515,000	554,586
Series 2020 A, 4% 12/1/40	2,825,000	2,750,594
American Muni. Pwr., Inc. (Solar Electricity Prepayment Proj.) Series 2019 A:
5% 2/15/38	85,000	89,516
5% 2/15/39	55,000	57,759
5% 2/15/44	175,000	181,888
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	290,000	294,325
Series 2016, 5% 2/15/46	1,675,000	1,691,474
Series 2021 A:
4% 2/15/34	3,750,000	3,860,690
4% 2/15/36	480,000	481,969
4% 2/15/38	1,675,000	1,632,026
5% 2/15/33	1,570,000	1,753,113
5% 2/15/35	845,000	938,927
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A, 0% 6/1/57	10,590,000	1,176,129
Series 2020 A2:
3% 6/1/48	2,150,000	1,585,005
4% 6/1/37	765,000	739,486
4% 6/1/38	1,240,000	1,187,275
4% 6/1/39	1,365,000	1,295,232
4% 6/1/48	6,360,000	5,640,810
5% 6/1/27	125,000	131,081
5% 6/1/29	3,230,000	3,450,410
5% 6/1/32	1,650,000	1,769,608
5% 6/1/33	5,475,000	5,851,073
5% 6/1/34	70,000	74,587
5% 6/1/35	95,000	100,451
5% 6/1/36	1,000,000	1,045,601
Series 2020 B2, 5% 6/1/55	46,780,000	43,275,893
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	770,000	779,317
Cleveland Arpt. Sys. Rev.:
Series 2016 A:
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	45,000	46,057
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	30,000	30,776
5% 1/1/27 (Assured Guaranty Muni. Corp. Insured)	120,000	123,341
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	55,000	56,565
Series 2018 B, 5% 1/1/48	1,750,000	1,811,712
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/35	110,000	119,159
5% 10/1/37	70,000	75,091
5% 10/1/38	85,000	90,815
Cleveland-Cuyahoga County Port Auth.:
(Centers for Dialysis Care Proj.) Series 2017 A, 5% 12/1/42	250,000	250,603
(Flats East Bank Proj.):
Series 2021 A, 4% 12/1/55 (f)	175,000	146,296
Series 2021 B, 4.5% 12/1/55 (f)	100,000	86,557
(Playhouse Square Foundation Proj.) Series 2018:
5.5% 12/1/43	240,000	242,717
5.5% 12/1/53	1,370,000	1,367,985
(The Cleveland Museum of Natural History Proj.) Series 2021:
4% 7/1/40	85,000	82,420
4% 7/1/41	105,000	101,044
4% 7/1/46	220,000	192,552
4% 7/1/51	295,000	251,716
Cleveland-Cuyahoga County Port Auth. Rev. (Euclid Avenue Dev. Corp. Proj.):
Series 2019, 4% 8/1/44	300,000	278,043
Series 2022 A:
5% 8/1/39	1,145,000	1,196,627
5.25% 8/1/40	1,205,000	1,278,287
5.25% 8/1/41	1,270,000	1,352,727
5.25% 8/1/42	1,340,000	1,418,891
Columbus City School District Series 2016 A:
5% 12/1/29	255,000	269,044
5% 12/1/32	55,000	57,627
Columbus Gen. Oblig. Series 2016 2, 5% 7/1/25	120,000	124,481
Cuyahoga County Hosp. Rev. Series 2017:
4.75% 2/15/47	865,000	826,046
5% 2/15/37	250,000	253,618
5% 2/15/42	840,000	843,331
5% 2/15/52	675,000	660,250
5% 2/15/57	670,000	636,631
5.25% 2/15/47	735,000	741,866
5.5% 2/15/52	4,220,000	4,285,047
5.5% 2/15/57	7,005,000	7,102,870
Cuyahoga Metropolitan Hsg. Auth. (2045 Initiative Proj.) Series 2021, 2% 12/1/31	620,000	548,138
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
4.25% 6/15/24	25,000	24,742
5% 6/15/25	5,000	4,994
5% 6/15/26	5,000	4,986
5% 6/15/27	5,000	4,975
5% 6/15/28	5,000	4,963
5.25% 6/15/43	280,000	252,973
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/44	2,015,000	1,870,875
5% 12/1/46	775,000	815,587
5% 12/1/51	2,955,000	2,695,301
5% 12/1/51	1,165,000	1,219,386
Franklin County Hosp. Facilities Rev.:
(Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	1,810,000	1,839,749
Series 2018 A, 4% 5/15/47	880,000	842,228
Franklin County Rev. (Trinity Health Proj.) Series 2017, 5% 12/1/47	1,205,000	1,229,363
Greater Cincinnati Elderly Hsg. Dev. Corp. Series 1994 A, 6.6% 8/1/25	40,000	40,140
Hamilton County Healthcare Rev.:
(Life Enriching Cmntys. Proj.):
Series 2016:
5% 1/1/36	440,000	420,577
5% 1/1/51	65,000	54,902
Series 2017 A, 5% 1/1/52	295,000	248,204
(Life Enriching Communitites Proj.) Series 2016, 5% 1/1/46	1,240,000	1,076,636
Hamilton County Hosp. Facilities Rev. (Trihealth, Inc. Obligated Group Proj.) Series 2017 A, 5% 8/15/33	55,000	57,923
Indian Creek Loc Scd Series 2018 A, 5% 11/1/45	320,000	338,165
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27 (Pre-Refunded to 8/15/25 @ 100)	5,000	5,147
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (b)	3,665,000	3,726,801
Marion County Health Care Rev. Series 2019:
5% 12/1/39	230,000	202,824
5.125% 12/1/49	255,000	213,491
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/23	30,000	30,052
5% 8/1/45	230,000	235,463
5% 8/1/49	2,100,000	2,139,089
Middleburg Heights Hosp. Rev.:
Series 2020 A, 4% 8/1/47	370,000	325,467
Series 2021 A, 4% 8/1/41	2,005,000	1,834,746
Montgomery County Hosp. Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2021:
4% 8/1/51	800,000	713,771
5% 8/1/30	990,000	1,091,163
Series 2019 A:
4% 11/15/38	485,000	449,038
4% 11/15/45	225,000	196,816
5% 11/15/34	210,000	217,628
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/27	10,000	10,000
5% 2/15/33	540,000	539,967
5% 2/15/44	705,000	630,043
Northeast Ohio Med. Univ. Series 2021 A:
4% 12/1/35	25,000	24,188
4% 12/1/45	20,000	17,517
Ohio Air Quality Dev. Auth. Exempt Facilities Rev.:
(AMG Vanadium Proj.) Series 2019, 5% 7/1/49 (d)(f)	3,290,000	2,962,640
(Pratt Paper (OH), LLC Proj.) Series 2017:
4.25% 1/15/38 (d)(f)	100,000	94,768
4.5% 1/15/48 (d)(f)	1,240,000	1,144,446
(Pratt Paper, LLC Proj.) Series 2017, 3.75% 1/15/28 (d)(f)	1,510,000	1,474,866
Ohio Air Quality Dev. Auth. Rev.:
(Ohio Valley Elec. Corp. Proj.) Series 2019 A, 3.25% 9/1/29	1,800,000	1,653,813
Bonds:
(American Elec. Co. Proj.):
Series 2005 D, 2.1%, tender 10/1/24 (b)(d)	5,965,000	5,742,059
Series 2007 B, 2.5%, tender 10/1/29 (b)(d)	360,000	310,667
Series 2014 B, 2.6%, tender 10/1/29 (b)(d)	985,000	854,812
(American Elec. Pwr. Co. Proj.):
Series 2005 C, 2.1%, tender 10/1/24 (b)(d)	835,000	803,792
Series 2014 C, 2.1%, tender 10/1/24 (b)(d)	1,790,000	1,723,099
(Duke Energy Corp. Proj.) Series 2022 B, 4%, tender 6/1/27 (b)	835,000	824,014
Series 2022 B, 4.25%, tender 6/1/27 (b)(d)	1,975,000	1,950,569
Ohio Gen. Oblig.:
Series 2021 A:
5% 3/1/29	470,000	523,724
5% 3/1/29	630,000	702,013
5% 3/1/30	570,000	648,571
5% 3/1/30	855,000	972,857
Series 2021 B:
5% 2/1/29	1,140,000	1,268,206
5% 2/1/30	950,000	1,079,373
Series 2021 C:
5% 3/15/29	1,425,000	1,589,129
5% 3/15/30	1,425,000	1,622,540
Ohio Higher Ed. Facilities Commission Healthcare Rev. Series 2018, 5.25% 1/1/48	250,000	193,231
Ohio Higher Edl. Facility Commission Rev.:
(Kenyon College 2020 Proj.) Series 2020:
4% 7/1/40	45,000	43,249
5% 7/1/35	170,000	185,563
5% 7/1/42	290,000	306,447
(Kenyon College, Oh. Proj.) Series 2017, 5% 7/1/42	110,000	113,434
(The Univ. of Findlay 2019 Proj.) Series 2019, 5% 3/1/44	250,000	244,452
(Tiffin Univ. 2019 Proj.) Series 2019, 4% 11/1/49	250,000	184,414
(Univ. of Dayton 2018 Proj.) Series 2018 B, 5% 12/1/34	130,000	138,604
(Univ. of Dayton Proj.) Series 2018 B, 5% 12/1/36	1,070,000	1,129,285
Series 2016, 5% 11/1/41	640,000	653,682
Series 2019, 4% 10/1/44	100,000	90,601
Series 2022:
5.125% 12/1/42	305,000	306,264
5.375% 12/1/52	485,000	487,829
Ohio Hosp. Facilities Rev.:
Series 2017 A:
4% 1/1/39	1,500,000	1,500,825
5% 1/1/29	760,000	821,481
5% 1/1/31	10,000	10,801
Series 2021 B:
5% 1/1/25	845,000	866,160
5% 1/1/26	990,000	1,031,894
5% 1/1/27	2,295,000	2,435,384
Ohio Hosp. Rev.:
Series 2020 A:
4% 1/15/38	150,000	143,115
4% 1/15/39	280,000	264,563
4% 1/15/50	245,000	217,520
5% 1/15/50	2,710,000	2,781,036
Series 2020:
3% 1/15/45	2,150,000	1,578,520
4% 11/15/36	135,000	127,354
4% 11/15/38	130,000	120,091
4% 11/15/40	125,000	112,387
Series 2021 E:
4% 1/15/37	480,000	465,347
4% 1/15/41	320,000	297,554
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. (Sanctuary at Springboro Proj.) Series 2017, 5.45% 1/1/38 (f)	250,000	190,017
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	110,000	110,054
(Mtg.-Backed Secrities Prog.) Series 2023 A:
4.8% 9/1/48	2,360,000	2,364,941
4.9% 9/1/53	1,130,000	1,140,056
(Mtg.-Backed Securities Prog.) Series 2018 A, 4.5% 9/1/48	850,000	849,862
Ohio Major New State Infrastructure Rev. Series 2021 1A:
5% 12/15/29	1,415,000	1,599,602
5% 12/15/30	1,270,000	1,459,615
5% 12/15/31	90,000	104,972
5% 12/15/32	110,000	129,532
Ohio Private Activity Rev. (Portsmouth Bypass Proj.):
Series 2015 A, 5% 12/31/35 (Assured Guaranty Muni. Corp. Insured) (d)	1,650,000	1,659,282
Series 2015:
5% 12/31/39 (d)	565,000	561,446
5% 6/30/53 (d)	400,000	385,011
Ohio Spl. Oblig. Series 2020 A, 5% 2/1/26	75,000	78,530
Ohio State Univ. Gen. Receipts Series 2021 A, 4% 12/1/48	2,400,000	2,310,474
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Proj.) Series 2005 A, 0% 2/15/42	645,000	273,042
(Infrastructure Projs.) Series 2022 A, 5% 2/15/39	585,000	657,860
Series A, 5% 2/15/51	6,640,000	7,152,583
Ohio Wtr. Dev. Auth. Rev. Series 2006 A, 5.25% 6/1/23	1,040,000	1,040,000
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019:
5% 12/1/23	30,000	30,173
5% 12/1/24	35,000	35,620
5% 12/1/25	30,000	30,982
5% 12/1/26	40,000	41,976
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/26	125,000	128,695
5% 2/15/27	105,000	108,299
5% 2/15/29	340,000	349,902
5% 2/15/34	55,000	56,058
Series 2019, 5% 2/15/29	680,000	707,258
Toledo Hosp. 6.015% 11/15/48	500,000	345,000
Toledo-Lucas County Port Auth.:
(Univ. of Toledo Parking Proj.) Series 2021, 4% 1/1/57	250,000	184,006
Series 2014 A, 5% 7/1/46	250,000	232,524
Univ. of Akron Gen. Receipts:
Series 2016 A, 5% 1/1/35	545,000	554,093
Series 2019 A:
4% 1/1/28	205,000	210,188
5% 1/1/26	115,000	118,915
5% 1/1/30	100,000	109,665
Univ. of Cincinnati Gen. Receipts Series 2016 C:
5% 6/1/41	320,000	329,294
5% 6/1/46	750,000	769,010
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	660,000	665,288
6% 12/1/29	700,000	708,906
6% 12/1/30	740,000	750,258
6% 12/1/31	790,000	800,740
Worthington City School District Series 2023, 5.5% 12/1/54	4,350,000	4,913,165
TOTAL OHIO		218,804,179
Oklahoma - 0.1%
Catoosa Indl. Auth. Series 2018, 4% 10/1/28	10,000	9,618
Garfield County Edl. Facilities Auth. (Enid Pub. Schools Proj.) Series 2016 A, 5% 9/1/28	1,000,000	1,042,954
Lincoln County Edl. Facilities Rev. (Stroud Pub. Schools Proj.) Series 2016:
5% 9/1/28	750,000	781,981
5% 9/1/29	250,000	260,193
Norman Reg'l. Hosp. Auth. Hosp. Rev. Series 2019:
4% 9/1/45	1,165,000	963,310
5% 9/1/45	700,000	682,660
Oklahoma City Arpt. Trust Series 33, 5% 7/1/47 (d)	275,000	280,443
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/24	60,000	61,277
5% 10/1/28	155,000	160,776
5% 10/1/29	170,000	176,258
5% 10/1/32	60,000	62,140
5% 10/1/36	120,000	123,981
5% 10/1/39	245,000	252,186
Oklahoma County Fin. Auth. Rev.:
(Epworth Villa Proj.):
Series 2004 B, 5.75% 4/1/27 (b)(g)	90,000	45,000
Series 2005 B, 6% 4/1/30 (b)	115,000	57,500
Series 2012 A:
5% 4/1/33	435,000	217,500
5.125% 4/1/42	420,000	210,000
Series 2005 A, 5.875% 4/1/30	550,000	275,000
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.):
Series 2018 B:
5% 8/15/38	240,000	221,458
5.25% 8/15/43	80,000	74,524
5.25% 8/15/48	1,490,000	1,350,824
5.5% 8/15/52	2,110,000	1,925,861
5.5% 8/15/57	1,945,000	1,752,707
Series 2018 C, 5.45% 8/15/28	1,212,000	1,032,157
Oklahoma Dev. Fin. Auth. Rev.:
(Oklahoma City Univ. Proj.) Series 2019:
5% 8/1/26	25,000	25,199
5% 8/1/44	570,000	543,819
Series 2015, 5% 7/1/42	315,000	269,263
Oklahoma Hsg. Fin. Agcy. Single Family Mtg. Rev. (Homeownership Ln. Prog.) Series 2018 A, 4.75% 9/1/48	340,000	342,022
Oklahoma Tpk. Auth. Tpk. Rev. Series 2017 C:
4% 1/1/42	750,000	751,396
5% 1/1/47	385,000	399,686
Payne County Econ. Dev. Auth. Series 2016 A, 6.875% 11/1/46	455,845	1,140
Tulsa Indl. Auth. Rev. (Montereau, Inc. Proj.) Series 2017:
5% 11/15/31	265,000	270,394
5.25% 11/15/37	175,000	176,792
5.25% 11/15/45	1,455,000	1,423,055
Tulsa Int'l. Arpt. Gen. Rev. Series 2015 A, 5% 6/1/45 (Pre-Refunded to 6/1/24 @ 100) (d)	160,000	161,738
Tulsa Muni. Arpt. Trust Rev. Series 2001 B, 5.5% 12/1/35 (d)	1,550,000	1,550,392
Weatherford Indl. Trust Edl. Facilities Lease Rev. (Weatherford Pub. Schools Proj.) Series 2019, 5% 3/1/33	500,000	542,459
TOTAL OKLAHOMA		18,477,663
Oregon - 0.4%
Beaverton School District Series 2022 A:
0% 6/15/37	8,000,000	4,366,105
0% 6/15/38	5,000,000	2,576,188
0% 6/15/39	5,000,000	2,435,493
0% 6/15/40	5,000,000	2,294,715
0% 6/15/41	1,250,000	543,714
Clackamas County Hosp. Facility Auth.:
(Willamette View, Inc.) Series 2017 A, 5% 11/15/47	195,000	173,116
(Williamette View Proj.) Series 2017 A, 5% 11/15/32	135,000	131,039
(Williamette View, Inc.) Series 2017 A:
5% 11/15/37	70,000	65,874
5% 11/15/52	210,000	183,212
Medford Hosp. Facilities Auth. Rev.:
(Asante Projs.) Series 2020 A:
4% 8/15/50	320,000	287,244
5% 8/15/36	85,000	91,440
5% 8/15/38	235,000	249,428
5% 8/15/45	725,000	755,721
Series 2013 A, 5% 10/1/42	250,000	246,646
Multnomah County School District 40 Series 2023 B, 5.5% 6/15/53	875,000	994,324
Multnomah County Hosp. Facilities Auth. Rev.:
Series 2021 A:
4% 12/1/41	630,000	467,420
4% 12/1/51	470,000	313,035
Series 2021 B1, 1.2% 6/1/28	165,000	138,753
Series 2021 B2, 0.95% 6/1/27	435,000	377,336
Series 2021 C, 1.25% 6/1/26	210,000	192,024
Multnomah County School District #1J Portland Series 2023, 5% 6/15/25	1,500,000	1,555,590
Oregon Dept. of Trans. Hwy. User Tax Rev. Series 2022 A, 5.25% 11/15/47	750,000	845,298
Oregon Facilities Auth. Rev.:
(Legacy Health Proj.) Series 2016 A, 5% 6/1/46	3,235,000	3,286,729
Series 2020 A, 5% 10/1/40	745,000	757,092
Series 2022 A, 5% 6/1/52	2,200,000	2,264,887
Series 2022 B, 5% 6/1/30	675,000	738,585
Oregon Gen. Oblig.:
Article XI-Q State Projs. Series 2017 A, 5% 5/1/42	250,000	259,871
Series 2016, 5% 5/1/30	665,000	701,920
Oregon Health and Science Univ. Spl. Rev. Series 2016 B, 5% 7/1/34	1,600,000	1,671,202
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2015 C, 5% 4/1/24	500,000	506,920
Oregon State Hsg. & Cmnty. Svcs. Dept.:
(Single Family Mtg. Prog.) Series A, 3.5% 1/1/51	555,000	541,043
Series 2019 A, 4% 7/1/50	1,780,000	1,760,886
Polk Marion & Benton School District # 13J Series B, 0% 12/15/38	120,000	62,824
Port of Portland Arpt. Rev.:
Series 2017 24B, 5% 7/1/42 (d)	1,170,000	1,193,389
Series 2020 26B:
5% 7/1/37	170,000	186,098
5% 7/1/40	145,000	156,042
Series 2020 26C, 5% 7/1/28 (d)	265,000	280,482
Series 2020 27A:
4% 7/1/39 (d)	1,475,000	1,417,981
4% 7/1/50 (d)	1,580,000	1,439,424
5% 7/1/45 (d)	1,895,000	1,958,990
Series 2020, 5% 7/1/37 (d)	1,700,000	1,799,665
Series 2022 28:
5% 7/1/41 (d)	4,240,000	4,461,501
5% 7/1/52 (d)	3,555,000	3,671,171
Portland Swr. Sys. Rev. Series 2023 A, 5% 12/1/47	1,000,000	1,103,559
Salem Hosp. Facility Auth. Rev.:
(Cap. Manor Proj.) Series 2022:
4% 5/15/40	100,000	80,180
4% 5/15/47	660,000	482,666
4% 5/15/57	135,000	92,410
(Salem Health Projs.) Series 2019 A, 3% 5/15/49	2,605,000	1,826,807
Series 2016 A, 4% 5/15/41	620,000	596,994
Washington, Multnomah & Yamhill County School District #1J Series 2017:
5% 6/15/33	60,000	64,274
5% 6/15/35	175,000	186,099
5% 6/15/36	170,000	179,925
5% 6/15/38	170,000	178,746
Yamhill County Hosp. Auth. Rev.:
Series 2016 A:
4% 11/15/26	40,000	37,454
5% 11/15/31	50,000	46,035
5% 11/15/36	65,000	55,818
5% 11/15/46	370,000	281,171
Series 2021 A:
5% 11/15/36	155,000	133,106
5% 11/15/46	365,000	277,371
5% 11/15/51	155,000	113,816
5% 11/15/56	895,000	640,294
Series 2021 B1, 2.5% 11/15/28	185,000	153,278
Series 2021 B2, 2.125% 11/15/27	70,000	62,780
Series 2021 B3, 1.75% 11/15/26	105,000	97,708
TOTAL OREGON		55,090,908
Pennsylvania - 3.1%
Allegheny County Arpt. Auth. Rev.:
Series 2021 A:
4% 1/1/46 (Assured Guaranty Muni. Corp. Insured) (d)	1,000,000	931,631
5% 1/1/51 (d)	6,560,000	6,754,758
5% 1/1/56 (d)	3,980,000	4,068,284
Series 2021 B:
5% 1/1/51	830,000	881,988
5% 1/1/56	700,000	738,857
Allegheny County Hosp. Dev. Auth. Rev.:
Series 2018 A:
4% 4/1/44	400,000	380,660
4% 4/1/44	1,410,000	1,261,541
5% 4/1/47	230,000	232,754
Series 2019 A:
4% 7/15/36	140,000	140,166
4% 7/15/37	1,085,000	1,074,359
4% 7/15/39	1,325,000	1,296,252
Allegheny County Indl. Dev. Auth. Enviromental Impt. Rev. (United States Steel Corp. Proj.) Series 2019, 4.875% 11/1/24	170,000	170,719
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	430,000	354,451
4% 12/1/41	935,000	682,297
4.25% 12/1/50	1,040,000	715,907
Allentown Neighborhood Impt. Zone Dev. Auth. Tax Rev.:
(615 Waterfront Proj.) Series 2021, 6% 5/1/42 (f)	300,000	305,078
(City Ctr. Proj.) Series 2018, 5.125% 5/1/32 (f)	300,000	303,490
(City Ctr. Rfdg. Proj.):
Series 2017:
5% 5/1/27 (f)	1,205,000	1,223,175
5% 5/1/32 (f)	490,000	495,703
5% 5/1/42 (f)	1,665,000	1,617,722
Series 2018:
5% 5/1/33 (f)	490,000	495,506
5% 5/1/42 (f)	1,150,000	1,117,077
5.375% 5/1/42 (f)	1,340,000	1,339,143
Series 2022:
5% 5/1/25	500,000	506,748
5% 5/1/28	25,000	25,845
5% 5/1/30	25,000	26,046
5% 5/1/31	95,000	99,174
5% 5/1/32	135,000	141,100
5% 5/1/33	115,000	120,092
5% 5/1/34	105,000	109,475
5% 5/1/35	120,000	123,951
5% 5/1/42	2,420,000	2,390,903
5.25% 5/1/42 (f)	1,420,000	1,393,234
Allentown School District Series 2019 C:
4% 2/1/35	245,000	251,699
4% 2/1/36	230,000	234,352
Armstrong School District Series 2019 A:
4% 3/15/35	105,000	107,668
4% 3/15/36	225,000	229,459
4% 3/15/37	105,000	106,382
4% 3/15/38	105,000	105,392
4% 3/15/41	530,000	524,327
Beaver County Econ. Dev. Auth. Series 2020:
4% 11/15/35	485,000	497,295
4% 11/15/36	180,000	183,460
Berks County Indl. Dev. Auth. Health Sys. Rev.:
(Tower Health Proj.) Series 2017:
5% 11/1/28	240,000	136,978
5% 11/1/37	200,000	114,206
5% 11/1/47	310,000	177,081
(Tower Heatlh Proj.) Series 2017:
5% 11/1/29	840,000	479,441
5% 11/1/30	430,000	245,442
Berks County Muni. Auth. Rev.:
(The Reading Hosp. and Med. Ctr. Proj.) Series 2012, 5% 11/1/44	1,635,000	933,889
Bonds (Tower Health Proj.):
Series 2020 B2, 5%, tender 2/1/27 (b)	2,110,000	1,202,743
Series 2020 B3, 5%, tender 2/1/30 (b)	895,000	510,849
Bucks County Indl. Dev. Auth. Hosp. Rev.:
(Grand View Hosp. Proj.) Series 2021, 4% 7/1/51	250,000	177,966
(St. Luke's Univ. Health Network Proj.) Series 2019:
4% 8/15/44	190,000	173,330
4% 8/15/50	955,000	849,381
Series 2021:
5% 7/1/32	355,000	340,618
5% 7/1/34	40,000	38,067
5% 7/1/36	40,000	37,679
5% 7/1/37	80,000	74,778
5% 7/1/38	1,035,000	961,392
5% 7/1/39	165,000	152,346
Bucks County Wtr. & Swr. Auth. Sys. Rev. Series 2022 A:
4.25% 12/1/47 (Assured Guaranty Muni. Corp. Insured)	1,000,000	991,683
5.25% 12/1/47 (Assured Guaranty Muni. Corp. Insured)	465,000	514,879
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A:
5% 7/1/35	2,935,000	2,870,590
5% 7/1/39	670,000	625,958
Canon McMillan School District Series 2019:
4% 6/1/46	625,000	601,975
4% 6/1/48	925,000	883,723
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/26	55,000	57,950
5% 7/15/27	120,000	128,895
5% 7/15/29	190,000	207,241
5% 7/15/32	120,000	130,154
5% 7/15/38	55,000	57,809
Chartiers Valley School District Series 2021 A, 3% 10/15/49	3,585,000	2,670,922
Chester County Health & Ed. Auth. Rev. (Simpson Sr. Svcs. Proj.) Series 2019, 5% 12/1/51	420,000	335,993
Chester County Indl. Dev. Auth. Rev.:
(Collegium Charter School Proj.) Series 2022, 5.875% 10/15/47 (f)	1,560,000	1,514,670
(Longwood Gardens, Inc. Proj.) Series 2021:
4% 12/1/46	670,000	643,794
4% 12/1/51	1,000,000	945,360
Series 2017 A:
4.75% 12/15/37	235,000	228,760
5% 12/15/47	110,000	106,252
5% 12/15/51	135,000	128,649
Chichester School District Series 2022:
4% 9/15/30	180,000	188,685
4% 9/15/31	105,000	109,657
4% 9/15/32	105,000	109,229
Coatesville Area School District Series 2017, 5% 8/1/23 (Assured Guaranty Muni. Corp. Insured)	25,000	25,057
Commonwealth Fing. Auth. Rev.:
Series 2019 B, 5% 6/1/26	45,000	47,136
Series 2020 A:
5% 6/1/26	1,235,000	1,293,631
5% 6/1/28	670,000	726,502
5% 6/1/29	110,000	121,277
5% 6/1/32	190,000	211,252
Commonwealth Fing. Auth. Tobacco:
Series 2018 A, 5% 6/1/31	1,550,000	1,671,424
Series 2018:
4% 6/1/39 (Assured Guaranty Muni. Corp. Insured)	1,000,000	961,510
5% 6/1/31	480,000	514,174
5% 6/1/32	420,000	449,589
5% 6/1/34	250,000	267,176
Cumberland County Muni. Auth. Rev.:
Series 2015:
4% 1/1/33	165,000	154,590
4% 1/1/33 (Pre-Refunded to 1/1/25 @ 100)	65,000	65,656
4% 1/1/33 (Pre-Refunded to 1/1/25 @ 100)	225,000	227,269
5% 1/1/38	1,230,000	1,230,318
5% 1/1/38 (Pre-Refunded to 1/1/25 @ 100)	240,000	246,085
5% 1/1/38 (Pre-Refunded to 1/1/25 @ 100)	1,005,000	1,030,479
Series 2019:
4% 11/1/35	240,000	240,277
4% 11/1/37	480,000	465,084
4% 11/1/49	910,000	814,211
Series 2021 A:
4.5% 1/1/36 (f)	555,000	471,221
4.5% 1/1/40 (f)	1,945,000	1,584,426
4.5% 1/1/41 (f)	590,000	475,356
Dallas Area Muni. Auth. Univ. Rev. (Misericordia Univ. Proj.) Series 2019, 5% 5/1/48	105,000	96,708
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/28	130,000	135,269
5% 6/1/29	215,000	223,524
5% 6/1/34	75,000	77,721
Dauphin County Gen. Auth. Rev. (The Harrisburg Univ. of Science and Technology Proj.):
Series 2017:
5% 10/15/34 (f)	300,000	281,389
5.125% 10/15/41 (f)	300,000	270,688
Series 2020:
5.875% 10/15/40 (f)	300,000	296,600
6.25% 10/15/53 (f)	300,000	300,243
Dauphin County Indl. Dev. Auth. Series 1992 A, 6.9% 6/1/24 (d)	580,000	597,437
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	2,075,000	1,958,910
Series 2017:
5% 7/1/26	65,000	65,211
5% 7/1/28	250,000	252,686
5% 7/1/29	965,000	978,419
5% 7/1/30	90,000	91,317
Delaware Valley Reg'l. Fin. Auth. Local Govt. Rev. Series 2007 C, 3 month U.S. LIBOR + 0.750% 4.075% 6/1/37 (b)(c)	1,560,000	1,385,179
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2016 A, 5% 7/1/46	220,000	180,591
Series 2019:
4% 7/1/45	120,000	84,972
5% 7/1/49	1,965,000	1,569,949
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/33	305,000	305,623
4% 7/15/35	315,000	314,025
4% 7/15/37	605,000	585,804
5% 7/15/25	50,000	51,051
5% 7/15/26	150,000	155,112
5% 7/15/27	260,000	271,583
5% 7/15/28	190,000	200,197
5% 7/15/29	200,000	210,589
5% 7/15/30	270,000	283,932
5% 7/15/31	185,000	194,323
5% 7/15/32	190,000	199,450
5% 7/15/34	210,000	220,072
5% 7/15/36	610,000	632,415
5% 7/15/38	730,000	746,587
5% 7/15/43	850,000	868,208
East Hempfield Township Indl. Dev. Auth. Rev.:
Series 2014:
5% 7/1/34 (Pre-Refunded to 7/1/24 @ 100)	140,000	142,254
5% 7/1/39 (Pre-Refunded to 7/1/24 @ 100)	240,000	243,865
5% 7/1/46 (Pre-Refunded to 7/1/24 @ 100)	270,000	274,348
Series 2015:
5% 7/1/30 (Pre-Refunded to 7/1/25 @ 100)	190,000	196,591
5% 7/1/35 (Pre-Refunded to 7/1/25 @ 100)	250,000	258,672
5% 7/1/47 (Pre-Refunded to 7/1/25 @ 100)	1,705,000	1,764,142
Erie Higher Ed. Bldg. Auth. Series 2016:
5% 9/15/37 (f)	160,000	148,844
5% 9/15/37 (Pre-Refunded to 9/15/26 @ 100) (f)	35,000	36,787
Erie Wtr. Auth. Rev. Series 2016, 5% 12/1/43 (Pre-Refunded to 12/1/26 @ 100)	480,000	512,182
Franklin County Indl. Dev. Auth. (Menno-Haven, Inc. Proj.) Series 2018:
5% 12/1/38	295,000	255,562
5% 12/1/43	170,000	138,690
5% 12/1/48	185,000	144,375
5% 12/1/53	195,000	148,088
Geisinger Auth. Health Sys. Rev. Series 2020 A, 4% 4/1/39	705,000	678,029
Huntingdon County Gen. Auth. Rev. (Aicup Fing. Prog. - Juniata College Proj.) Series 2016 OO2, 5% 5/1/46	250,000	248,827
Lancaster County Hosp. Auth. Health Ctr. Rev.:
Series 2015:
5.25% 7/1/35	35,000	33,401
5.5% 7/1/45	140,000	128,921
Series 2016 B, 5% 8/15/46	1,000,000	1,018,144
Series 2021:
5% 11/1/46	3,615,000	3,738,113
5% 11/1/51	185,000	189,452
Lehigh County Auth. Wtr. and Swr. Rev.:
Series 2013 A, 5% 12/1/43 (Pre-Refunded to 12/1/23 @ 100)	1,100,000	1,108,875
Series 2013 B, 0% 12/1/36	2,580,000	1,425,709
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	315,000	324,470
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
4% 7/1/37	110,000	107,001
4% 7/1/38	120,000	116,042
4% 7/1/39	140,000	134,588
4% 7/1/49	4,195,000	3,762,102
5% 7/1/23	60,000	60,051
5% 7/1/24	110,000	111,467
5% 7/1/26	120,000	124,984
5% 7/1/27	130,000	137,484
5% 7/1/28	135,000	145,150
5% 7/1/44	140,000	142,378
Luzerne County Series 2017 A:
5% 12/15/23 (Assured Guaranty Muni. Corp. Insured)	140,000	141,017
5% 12/15/24 (Assured Guaranty Muni. Corp. Insured)	145,000	148,300
5% 12/15/26 (Assured Guaranty Muni. Corp. Insured)	130,000	137,082
Maxatawny Township Muni. Auth. Rev. Series 2022 A:
4.5% 1/1/45	545,000	469,817
5% 1/1/39	60,000	58,043
5% 1/1/40	205,000	196,082
5% 1/1/41	150,000	142,420
5% 1/1/42	155,000	146,216
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	120,000	124,735
5% 7/1/27	120,000	125,018
5% 7/1/28	120,000	125,009
5% 7/1/34	450,000	461,851
5% 7/1/36	655,000	667,083
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	95,000	98,302
Montgomery County Indl. Dev. Auth. Bonds Series 2023 A, 4.1%, tender 4/3/28 (b)	1,475,000	1,494,970
Montgomery County Higher Ed. & Health Auth. Rev.:
(Philadelphia Presbytery Homes, Inc. Proj.) Series 2017, 4% 12/1/48	400,000	293,700
Series 2014 A:
5% 10/1/23	180,000	179,925
5% 10/1/24	140,000	140,085
5% 10/1/25	125,000	124,983
5% 10/1/27	60,000	60,111
Series 2016 A:
5% 10/1/28	185,000	186,006
5% 10/1/29	325,000	327,296
5% 10/1/30	245,000	246,772
5% 10/1/31	555,000	558,979
5% 10/1/32	10,000	10,067
5% 10/1/36	1,255,000	1,233,029
5% 10/1/40	795,000	738,776
Series 2018 A:
4% 9/1/49	490,000	433,847
5% 9/1/32	560,000	595,062
5% 9/1/33	425,000	451,191
5% 9/1/34	810,000	858,508
5% 9/1/37	740,000	772,173
5% 9/1/43	710,000	731,387
Series 2019:
4% 9/1/36	50,000	48,629
4% 9/1/37	50,000	48,204
4% 9/1/38	110,000	105,271
4% 9/1/39	70,000	66,722
4% 9/1/44	725,000	664,981
4% 9/1/49	1,000,000	935,135
4% 9/1/49	400,000	354,161
4% 9/1/51	805,000	705,667
5% 9/1/23	30,000	30,081
5% 9/1/24	45,000	45,699
5% 9/1/31	145,000	156,333
Series 2020:
5% 4/1/24	25,000	25,105
5% 4/1/25	20,000	20,201
5% 4/1/26	20,000	20,343
5% 4/1/27	40,000	41,061
Series 2022, 3.125% 5/1/53 (Assured Guaranty Muni. Corp. Insured)	650,000	477,733
Montgomery County Indl. Dev. Auth. Series 2015 A:
5.25% 1/15/36 (Pre-Refunded to 1/15/25 @ 100)	70,000	72,034
5.25% 1/15/45 (Pre-Refunded to 1/15/25 @ 100)	3,510,000	3,612,004
Montgomery County Indl. Dev. Auth. Rev.:
Series 2015:
5% 1/1/30	210,000	202,351
5.25% 1/1/40	490,000	440,767
5.375% 1/1/50	2,930,000	2,486,024
Series 2016, 5% 11/15/36	250,000	248,302
Series 2020 C, 5% 11/15/45	650,000	609,959
Moon Indl. Dev. Auth. Rev. Series 2015, 6.125% 7/1/50	580,000	470,535
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.):
Series 2016 A, 5% 8/15/36	90,000	92,710
Series 2018 A, 4% 8/15/48	1,950,000	1,737,357
Series 2016 A, 5% 8/15/46	3,650,000	3,654,603
Northeastern Pennsylvania Hosp. and Ed. Auth. (King's College Proj.) Series 2019:
5% 5/1/32	95,000	97,579
5% 5/1/33	125,000	128,380
5% 5/1/44	275,000	269,912
5% 5/1/49	170,000	164,720
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/35	40,000	43,333
5% 7/1/37	45,000	47,306
5% 7/1/38	40,000	42,365
5% 7/1/43	110,000	114,771
Pennsylvania Econ. Dev.:
Series 2013 B2:
0% 1/1/35	320,000	192,354
0% 1/1/36	340,000	192,814
0% 1/1/37	325,000	173,323
0% 1/1/38	335,000	166,825
0% 1/1/39	370,000	173,609
0% 1/1/40	355,000	156,427
0% 1/1/41	340,000	140,788
0% 1/1/42	325,000	126,819
0% 1/1/43	310,000	114,536
0% 1/1/46	745,000	241,883
0% 1/1/47	775,000	238,081
Series 2013, 0% 1/1/49	1,555,000	272,129
Pennsylvania Econ. Dev. Fing. Auth.:
(The Penndot Major Bridges Package One Proj.) Series 2022:
5% 12/31/57 (Assured Guaranty Muni. Corp. Insured) (d)	4,670,000	4,767,311
5.25% 6/30/53 (d)	11,600,000	11,871,345
5.75% 6/30/48 (d)	11,215,000	12,204,780
5.75% 12/31/62 (Assured Guaranty Muni. Corp. Insured) (d)	5,000,000	5,498,226
6% 6/30/61 (d)	4,325,000	4,779,126
Series 2017 A, 4% 11/15/36	750,000	748,598
Series 2020 A:
5% 4/15/24	35,000	35,404
5% 4/15/25	50,000	51,360
5% 4/15/26	160,000	165,998
Series 2020:
4% 1/1/26	235,000	233,598
4% 1/1/27	160,000	158,532
4% 1/1/28	165,000	163,201
Series 2023 A2, 4% 5/15/53	1,960,000	1,784,956
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. (The Pennsylvania Rapid Bridge Replacement Proj.) Series 2015:
4.125% 12/31/38 (d)	355,000	324,916
5% 12/31/38 (d)	3,965,000	3,986,248
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev.:
(Covanta Proj.) Series 2019 A, 3.25% 8/1/39 (d)(f)	580,000	423,201
Bonds:
(Consol Energy, Inc. Proj.) Series 2021 A, 9%, tender 4/13/28 (b)(d)(f)	1,620,000	1,812,151
(Waste Mgmt., Inc. Proj.) Series 2013, 3.875%, tender 8/1/23 (b)(d)	5,600,000	5,597,073
(Waste Mgmt., Inc. Proj.) Series 2017 A, 0.58%, tender 8/1/24 (b)(d)	430,000	413,199
Series 2011, 2.15%, tender 7/1/24 (b)(d)	3,955,000	3,876,272
Pennsylvania Gen. Oblig.:
Series 2013 1:
4% 4/1/31	1,375,000	1,375,810
4% 4/1/32	2,500,000	2,501,670
Series 2013, 4% 10/15/28	1,250,000	1,250,039
Pennsylvania Higher Ed. Assistance Agcy. Rev.:
Series 2021 A:
2.625% 6/1/42 (d)	285,000	239,032
5% 6/1/30 (d)	50,000	53,365
Series 2022 A, 4.5% 6/1/43 (d)	220,000	219,246
Series 2023 A, 4% 6/1/44 (d)(h)	2,510,000	2,401,532
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	515,000	533,806
Series 2017:
5% 5/1/35	150,000	157,395
5% 5/1/37	190,000	197,116
5% 5/1/41	860,000	882,943
Series 2007 A, 3 month U.S. LIBOR + 0.650% 4.118% 7/1/39 (XL Cap. Assurance, Inc. Insured) (b)(c)	1,180,000	1,049,503
Series 2012, 5% 11/1/42	90,000	87,390
Series 2014, 5% 7/15/38	335,000	336,431
Series 2015 A, 5% 9/1/39	440,000	446,464
Series 2016:
5% 5/1/28	60,000	62,538
5% 5/1/29	55,000	57,391
5% 5/1/31	55,000	57,269
5% 5/1/32	150,000	156,043
5% 5/1/33	210,000	218,331
5% 5/1/34	105,000	109,129
Series 2018 A, 5% 2/15/48	1,625,000	1,708,824
Series 2019 A:
5% 3/1/38	210,000	220,024
5% 3/1/39	50,000	52,082
Series 2019:
4% 8/15/49	2,250,000	2,081,150
5% 8/15/49	550,000	565,013
Series 2020:
5% 6/15/23	4,585,000	4,587,302
5% 6/15/25 (Assured Guaranty Muni. Corp. Insured)	2,500,000	2,583,649
Series 2021 A, 4% 8/15/43	960,000	917,545
Pennsylvania Hsg. Fin. Agcy.:
Series 2020 13 2A, 3.5% 4/1/51	260,000	255,102
Series 2021 134 A, 3% 10/1/49	2,615,000	2,526,210
Series 2021 134B, 5% 4/1/27 (d)	945,000	986,715
Series 2021 135A, 3% 10/1/51	1,865,000	1,801,871
Series 2021 135B:
5% 4/1/28 (d)	500,000	528,513
5% 4/1/29 (d)	510,000	545,168
5% 10/1/29 (d)	510,000	548,403
5% 4/1/30 (d)	515,000	555,205
5% 10/1/30 (d)	295,000	319,601
Series 2021 137, 3% 10/1/51	2,940,000	2,777,051
Series 2023 141A, 5.75% 10/1/53	13,450,000	14,266,034
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of The City of Harrisburg Proj.) Series 2016 A:
5% 12/1/29	270,000	284,610
5% 12/1/29 (Pre-Refunded to 12/1/26 @ 100)	45,000	47,940
Pennsylvania State Univ.:
Series 2019 A, 5% 9/1/48	1,640,000	1,747,422
Series 2020 A, 4% 9/1/50	95,000	90,063
Pennsylvania Tpk. Commission Oil Franchise Tax Rev. Series 2021 A, 4% 12/1/51	2,245,000	2,147,121
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2015 A1, 5% 12/1/40	2,000,000	2,044,414
Series 2016, 5% 6/1/36	130,000	134,148
Series 2017 A1:
5% 12/1/42	600,000	625,740
5% 12/1/47	960,000	990,446
Series 2018 A2:
5% 12/1/43	245,000	257,844
5% 12/1/48	2,590,000	2,684,236
Series 2019 A:
5% 12/1/34	1,095,000	1,192,821
5% 12/1/44	1,070,000	1,122,879
Series 2020 B, 5% 12/1/45	4,015,000	4,243,982
Series 2021 A:
4% 12/1/39	1,205,000	1,205,771
4% 12/1/43	190,000	184,728
4% 12/1/46	320,000	305,605
4% 12/1/50	1,320,000	1,225,773
Series 2021 B:
4% 12/1/46	950,000	907,265
4% 12/1/51	400,000	368,331
5% 12/1/46	6,355,000	6,739,669
Series 2021 C:
4% 12/1/51	725,000	687,695
5% 12/1/27	530,000	574,698
5% 12/1/28	510,000	564,129
Series 2022 B, 5.25% 12/1/52	1,575,000	1,705,213
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	120,000	123,747
5% 7/1/26	120,000	125,985
5% 7/1/27	100,000	106,935
5% 7/1/28	30,000	32,077
5% 7/1/29	30,000	31,918
5% 7/1/30	30,000	31,882
5% 7/1/31	35,000	37,200
5% 7/1/32	30,000	31,868
5% 7/1/33	35,000	37,091
5% 7/1/42	135,000	139,624
Series 2017 B:
5% 7/1/23 (d)	185,000	185,109
5% 7/1/26 (d)	365,000	377,356
5% 7/1/27 (d)	305,000	319,011
5% 7/1/28 (d)	365,000	380,189
5% 7/1/29 (d)	270,000	281,913
5% 7/1/32 (d)	365,000	381,065
5% 7/1/33 (d)	1,170,000	1,220,840
5% 7/1/34 (d)	535,000	557,798
5% 7/1/37 (d)	545,000	560,987
5% 7/1/42 (d)	1,640,000	1,671,455
5% 7/1/42 (d)	2,385,000	2,440,565
5% 7/1/47 (d)	4,355,000	4,416,006
Series 2021:
4% 7/1/46 (d)	500,000	464,700
5% 7/1/26 (d)	9,065,000	9,371,877
5% 7/1/27 (d)	12,490,000	13,087,848
5% 7/1/28 (d)	1,325,000	1,402,408
5% 7/1/34 (d)	2,650,000	2,880,849
5% 7/1/35 (d)	1,425,000	1,538,132
5% 7/1/51 (d)	2,400,000	2,475,160
Philadelphia Auth. for Indl. Dev.:
(First Philadelphia Preparatory Charter School Proj.) Series 2014 A, 7.25% 6/15/43	300,000	308,407
(Saint Joseph's Univ. Proj.) Series 2022:
5.25% 11/1/52	1,750,000	1,853,053
5.5% 11/1/60	1,915,000	2,053,144
Series 2015 1, 5% 4/1/33	35,000	35,660
Series 2016 2, 5% 4/1/34	2,265,000	2,305,310
Series 2016 A, 5.375% 8/1/51	325,000	329,049
Series 2016 B:
5.625% 8/1/36	65,000	66,437
5.75% 8/1/46	215,000	217,829
6% 8/1/51	225,000	228,924
Series 2017 A:
5% 9/1/35	220,000	228,987
5% 9/1/42	2,305,000	2,359,385
Series 2017 I:
5% 12/1/37	435,000	445,264
5% 12/1/58	1,770,000	1,713,249
5.5% 12/1/58 (f)	105,000	94,227
Series 2017:
5% 3/15/45 (f)	225,000	188,467
5% 3/15/45 (Pre-Refunded to 3/15/28 @ 100) (f)	25,000	27,228
5% 11/1/47	1,645,000	1,647,918
Series 2022 A:
5.25% 6/15/52	100,000	90,888
5.375% 6/15/57	145,000	130,946
Philadelphia Auth. for Indl. Dev. Sr. Living Facilities Rev. Series 2017 A:
5% 7/1/37	560,000	483,845
5% 7/1/42	710,000	584,903
5% 7/1/49	860,000	678,623
Philadelphia Auth. Indl. Dev. Lease Rev. Series 2019, 5% 10/1/30	1,625,000	1,831,634
Philadelphia Gas Works Rev.:
Series 16 A, 4% 8/1/45 (Assured Guaranty Muni. Corp. Insured)	130,000	125,880
Series 2015:
5% 8/1/26	55,000	56,496
5% 8/1/27	55,000	56,554
5% 8/1/28	110,000	113,154
Series 2016, 5% 10/1/33	620,000	652,441
Philadelphia Gen. Oblig.:
Series 2019 A, 5% 8/1/26	75,000	79,111
Series 2019 B:
5% 2/1/32	1,120,000	1,238,006
5% 2/1/33	90,000	99,360
5% 2/1/34	145,000	158,940
5% 2/1/35	995,000	1,090,093
5% 2/1/36	720,000	782,693
5% 2/1/37	685,000	740,181
5% 2/1/38	540,000	578,065
Series 2021 A, 5% 5/1/32	750,000	857,129
Philadelphia Hospitals & Higher Ed. Facilities Auth. Health Systems Rev. Series 2022:
5% 7/1/35 (Assured Guaranty Muni. Corp. Insured)	370,000	404,201
5% 7/1/36 (Assured Guaranty Muni. Corp. Insured)	530,000	573,263
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Series 2017:
5% 7/1/28	705,000	726,818
5% 7/1/30	140,000	144,200
Philadelphia Redev. Auth. Rev. Series 2012, 5% 4/15/24	405,000	405,382
Philadelphia School District:
Series 2015 A:
5% 9/1/30	650,000	669,503
5% 9/1/34	195,000	199,706
5% 9/1/35	290,000	296,622
Series 2016 D:
5% 9/1/25	1,070,000	1,104,209
5% 9/1/26	1,115,000	1,170,575
5% 9/1/27	1,180,000	1,238,444
5% 9/1/28	985,000	1,033,167
Series 2016 F:
5% 9/1/28	1,700,000	1,779,398
5% 9/1/29	1,300,000	1,359,088
5% 9/1/37	215,000	219,469
Series 2016, 5% 9/1/38	50,000	50,963
Series 2018 A:
5% 9/1/26	90,000	94,486
5% 9/1/34	80,000	85,895
5% 9/1/35	55,000	59,090
5% 9/1/36	310,000	331,138
5% 9/1/37	215,000	228,523
5% 9/1/38	290,000	306,409
Series 2018 B, 5% 9/1/43	635,000	666,274
Series 2019 A:
4% 9/1/35	1,135,000	1,145,862
4% 9/1/36	110,000	109,686
4% 9/1/37	260,000	256,308
4% 9/1/38	375,000	365,542
4% 9/1/39	210,000	200,657
5% 9/1/23	40,000	40,112
5% 9/1/26	130,000	136,480
5% 9/1/30	1,050,000	1,146,826
5% 9/1/31	830,000	899,219
5% 9/1/32	65,000	70,822
5% 9/1/33	115,000	126,659
5% 9/1/33	385,000	422,888
5% 9/1/34	480,000	520,020
5% 9/1/44	1,925,000	2,028,722
Series 2019 B:
5% 9/1/25	85,000	87,718
5% 9/1/26	70,000	73,489
Series F, 5% 9/1/30	825,000	859,665
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2015 A, 5% 7/1/45 (Pre-Refunded to 7/1/24 @ 100)	1,445,000	1,470,580
Series 2018 A:
5% 10/1/34	2,535,000	2,761,798
5% 10/1/43	1,205,000	1,266,977
Series 2020 A, 5% 11/1/45	1,000,000	1,053,187
Series 2022 C, 5.5% 6/1/52	2,500,000	2,752,045
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/35	65,000	69,381
5% 12/15/37	30,000	31,821
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2013 B, 5.25% 9/1/40	750,000	751,639
Series 2019 A:
5% 9/1/38 (Assured Guaranty Muni. Corp. Insured)	480,000	515,902
5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	30,000	31,735
Series 2019 B, 5% 9/1/32 (Assured Guaranty Muni. Corp. Insured)	110,000	127,879
Pocono Mountains Indl. Park Auth. (St. Luke's Hosp. - Monroe Proj.) Series 2015 A, 5% 8/15/40	100,000	100,781
Scranton Redev. Auth. Series 2016 A, 5% 11/15/28	220,000	216,190
South Western School District York Series 2022, 4.25% 11/15/49	3,000,000	2,995,482
Southcentral Pennsylvania Gen. Auth. Rev.:
(York Academy Reg'l. Charter School Proj.) Series 2018 A, 6.5% 7/15/48 (f)	300,000	309,162
Series 2019 A:
4% 6/1/44	435,000	413,885
4% 6/1/49	2,170,000	2,017,390
5% 6/1/44	755,000	786,927
5% 6/1/49	1,205,000	1,247,907
State Pub. School Bldg. Auth. (Northampton County Area Cmnty. College Proj.) Series 2022:
4% 6/15/31	190,000	199,670
4% 6/15/32	125,000	130,684
4% 6/15/33	135,000	140,413
4% 6/15/34	135,000	140,443
State Pub. School Bldg. Auth. College Rev. (Cmnty. College of Philadelphia Proj.) Series 2015, 5% 6/15/28	1,000,000	1,022,950
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.):
Series 2015 A, 5% 6/1/26	195,000	199,976
Series 2016 A:
5% 6/1/30	425,000	446,993
5% 6/1/31	5,370,000	5,638,853
5% 6/1/32 (Assured Guaranty Muni. Corp. Insured)	3,200,000	3,353,760
5% 6/1/33	7,280,000	7,617,600
Trinity Area School District Series 2021:
4% 11/1/41	125,000	124,605
4% 11/1/43	130,000	129,116
4% 11/1/46	225,000	220,859
4% 11/1/51	320,000	308,684
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/33	55,000	56,967
5% 8/1/38	180,000	183,757
5% 8/1/43	680,000	683,619
5% 8/1/48	1,410,000	1,405,744
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. Series 2019, 3.77% 2/15/24 (b)	1,205,000	1,205,016
Upper Darby School District Series 2021 A, 4% 4/1/46	125,000	121,375
Washington Redev. Auth. (Victory Centre Tax Increment Fing. Proj.) Series 2018:
4% 7/1/23	5,000	4,998
5% 7/1/35	15,000	14,628
West Shore Area Auth. Rev. (Messiah Village Proj.) Series 2015 A:
5% 7/1/30	95,000	93,717
5% 7/1/35	90,000	86,754
TOTAL PENNSYLVANIA		407,272,339
Pennsylvania, New Jersey - 0.0%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2013, 5% 1/1/37	2,000,000	2,014,471
Puerto Rico - 2.2%
Children's Trust Fund Tobacco Settlement:
Series 2002, 5.625% 5/15/43	900,000	905,100
Series 2005 A, 0% 5/15/50	2,000,000	356,698
Series 2008 B, 0% 5/15/57	2,000,000	110,451
GDB Debt Recovery Auth. Series 2018, 7.5% 8/20/40	2,880,160	2,376,132
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2008 A, 6.125% 7/1/24	165,000	166,914
Series 2020 A:
5% 7/1/25 (f)	3,185,000	3,226,908
5% 7/1/30 (f)	2,810,000	2,851,712
5% 7/1/35 (f)	5,730,000	5,729,760
5% 7/1/47 (f)	19,575,000	18,780,517
Series 2021 A:
4% 7/1/42 (f)	1,705,000	1,450,010
5% 7/1/33 (f)	760,000	764,990
Series 2021 B:
4% 7/1/42 (f)	1,785,000	1,518,046
4% 7/1/47 (f)	1,000,000	824,281
5% 7/1/25 (f)	485,000	491,382
5% 7/1/29 (f)	1,560,000	1,586,093
5% 7/1/33 (f)	2,130,000	2,143,985
5% 7/1/37 (f)	5,085,000	5,034,141
Series 2021 C, 3.5% 7/1/26 (f)	250,000	238,447
Series 2022 A:
4% 7/1/42 (f)	9,285,000	7,896,390
4% 7/1/47 (f)	780,000	642,939
5% 7/1/25 (f)	760,000	770,000
5% 7/1/28 (f)	775,000	789,928
5% 7/1/29 (f)	540,000	549,032
5% 7/1/33 (f)	6,425,000	6,469,641
5% 7/1/37 (f)	6,865,000	6,796,338
Puerto Rico Commonwealth Hwys & Tra:
Series 2022 A, 5% 7/1/62	6,057,355	5,807,489
Series 2022 B, 0% 7/1/32	4,486,000	2,852,154
Series 2022 C, 0% 7/1/53	5,462,736	3,318,593
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig.:
Series 2021 A1:
0% 7/1/24	707,248	674,044
0% 7/1/33	10,330,725	6,054,725
4% 7/1/33	10,355,896	9,504,743
4% 7/1/35	7,384,553	6,596,747
4% 7/1/37	10,574,057	9,174,169
4% 7/1/46	4,016,858	3,234,354
5.25% 7/1/23	1,165,194	1,166,377
5.625% 7/1/27	5,509,148	5,758,500
5.625% 7/1/29	6,265,770	6,636,865
5.75% 7/1/31	5,593,928	6,023,760
Series 2022 A1:
4% 7/1/41	3,363,018	2,806,585
5.375% 7/1/25	6,913,021	7,059,156
Series 2022:
0% 11/1/43 (b)	10,663,877	5,198,640
0% 11/1/51	3,960,000	1,910,700
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
Series 2003 NN, 4.75% 7/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	155,000	150,759
Series 2004 PP, 5% 7/1/25 (FGIC Insured)	40,000	40,009
Series 2004:
5% 7/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	249,950
5% 7/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	530,000	530,116
Series 2005 RR, 5% 7/1/28 (CIFG North America Insured)	20,000	20,134
Series 2005 SS:
4.375% 7/1/30	95,000	92,113
5% 7/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	705,000	705,166
Series 2007 UU:
3 month U.S. LIBOR + 0.520% 3.988% 7/1/29 (Assured Guaranty Muni. Corp. Insured) (b)(c)	250,000	230,456
4.25% 7/1/27 (CIFG North America Insured)	295,000	288,094
5% 7/1/23 (Assured Guaranty Muni. Corp. Insured)	250,000	251,677
Series 2007 V, 5.25% 7/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	495,000	488,436
Series 2007 VV:
5.25% 7/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	55,000	54,397
5.25% 7/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	625,000	618,754
5.25% 7/1/30 (FGIC Insured)	655,000	648,028
5.25% 7/1/34 (FGIC Insured)	95,000	93,649
Series 2007:
5% (i)	10,000	7,025
5% (i)	155,000	108,888
5% (i)	415,000	291,538
5% 7/1/23	360,000	256,500
5% 7/1/24	205,000	205,130
5% 7/1/24	625,000	445,313
5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	500,000	503,354
5% 7/1/25	195,000	138,938
5% 7/1/26	5,000	5,003
5% 7/1/26	240,000	171,000
5% 7/1/27	740,000	529,100
5% 7/1/32	1,045,000	747,175
5% 7/1/37	4,730,000	3,381,950
Series 2008 WW:
5% 7/1/28	425,000	303,875
5.25% 7/1/25	170,000	121,125
5.25% 7/1/33	1,165,000	832,975
5.375% (i)	75,000	52,688
5.5% (i)	130,000	91,325
5.5% 7/1/38	1,250,000	895,313
Series 2010 AAA:
5.25% (i)	180,000	126,450
5.25% 7/1/25	15,000	10,688
5.25% 7/1/27	205,000	146,575
5.25% 7/1/29	705,000	504,075
5.25% 7/1/30	85,000	60,775
Series 2010 BBB, 5.4% 7/1/28	250,000	169,375
Series 2010 CCC:
4.625% 7/1/25	5,000	3,531
5% (i)	125,000	87,813
5% 7/1/24	240,000	171,000
5% 7/1/27	50,000	35,750
5% 7/1/28	150,000	107,250
5.25% 7/1/26	280,000	199,500
5.25% 7/1/27	2,040,000	1,458,600
5.25% 7/1/28	545,000	389,675
Series 2010 DDD:
3.3% (i)	5,000	3,438
3.625% (i)	105,000	72,188
3.625% 7/1/23 (Assured Guaranty Muni. Corp. Insured)	345,000	344,655
3.65% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	405,000	399,938
5% (i)	90,000	63,225
5% (i)	1,705,000	1,197,763
5% (i)	1,375,000	965,938
Series 2010 EEE:
5.95% 7/1/30	650,000	440,375
6.05% 7/1/32	805,000	545,388
6.25% 7/1/40	250,000	169,375
Series 2010 XX:
4.75% 7/1/26	60,000	42,450
5.25% 7/1/27	55,000	39,325
5.25% 7/1/35	640,000	457,600
5.25% 7/1/40	4,930,000	3,524,950
5.75% 7/1/36	355,000	254,713
Series 2010 YY, 6.125% 7/1/40	1,100,000	745,250
Series 2010 ZZ:
3.7% (i)	35,000	23,888
4.75% 7/1/27	50,000	35,375
5% (i)	520,000	365,300
5% (i)	350,000	245,875
5% (i)	65,000	45,663
5% 7/1/28	50,000	35,750
5.25% (i)	475,000	333,688
5.25% 7/1/23	895,000	637,688
5.25% 7/1/24	280,000	199,500
5.25% 7/1/26	1,310,000	933,375
Series 2012 A:
5% 7/1/29	4,885,000	3,492,775
5% 7/1/42	4,230,000	3,024,450
5.05% 7/1/42	530,000	378,950
Series 2013 A:
6.75% 7/1/36	2,305,000	1,668,244
7% 7/1/43	250,000	181,250
Puerto Rico Indl. Tourist Edl., Med. and Envir. Fing. Auth. Series 2000 A, 5% 7/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	560,000	551,102
Puerto Rico Muni. Fin. Agcy.:
Series 2002 A, 5% 8/1/27 (Assured Guaranty Muni. Corp. Insured)	35,000	35,235
Series 2005 C, 5.25% 8/1/23 (CIFG North America Insured)	20,000	20,055
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.:
Series 2018 A1:
0% 7/1/24	23,000	21,978
0% 7/1/27	4,414,000	3,710,955
0% 7/1/29	1,772,000	1,356,141
0% 7/1/31	7,794,000	5,397,105
0% 7/1/33	6,585,000	4,110,333
0% 7/1/46	15,223,000	4,094,969
0% 7/1/51	39,590,000	7,834,920
4.55% 7/1/40	2,828,000	2,691,430
4.75% 7/1/53	24,684,000	22,826,766
5% 7/1/58	22,744,000	21,730,700
Series 2019 A1, 4.5% 7/1/34	84,000	84,000
Series 2019 A2:
4.329% 7/1/40	15,295,000	14,169,756
4.329% 7/1/40	831,000	769,864
4.536% 7/1/53	448,000	399,870
4.784% 7/1/58	1,874,000	1,721,483
Univ. of Puerto Rico Series 2006 P, 5% 6/1/25	70,000	70,079
TOTAL PUERTO RICO		285,733,529
Rhode Island - 0.1%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2013 A:
5.5% 9/1/28 (Pre-Refunded to 9/1/23 @ 100)	420,000	421,978
6% 9/1/33 (Pre-Refunded to 9/1/23 @ 100)	565,000	568,318
Series 2016 B:
5% 9/1/31	270,000	258,588
5% 9/1/36	1,560,000	1,440,661
Series 2016:
5% 5/15/34	385,000	390,920
5% 5/15/39	1,915,000	1,917,233
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev.:
Series 2009 B, 5.25% 9/15/29	285,000	285,126
Series 2021 B:
4% 11/1/37	140,000	138,919
4% 11/1/38	145,000	142,388
4% 11/1/39	180,000	175,837
4% 11/1/40	190,000	184,549
5% 11/1/34	95,000	106,167
5% 11/1/35	105,000	116,479
5% 11/1/36	110,000	120,982
Rhode Island Hsg. & Mtg. Fin. Corp.:
Series 2019 70, 4% 10/1/49	245,000	242,328
Series 2021 74, 3% 4/1/49	1,840,000	1,769,401
Rhode Island Hsg. & Mtg. Fin. Corp. Rev. Series 72 A, 3.5% 10/1/50	405,000	394,943
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2020 A, 3.625% 12/1/37 (d)	990,000	917,929
Series 2021 A:
2.25% 12/1/39 (d)	485,000	406,242
5% 12/1/28 (d)	185,000	197,362
5% 12/1/29 (d)	145,000	156,646
5% 12/1/30 (d)	135,000	146,956
Series 2022 1, 4.125% 12/1/41 (d)	1,395,000	1,357,373
Series 2023 A, 4.125% 12/1/42 (d)(h)	2,040,000	1,967,258
Series A:
3.5% 12/1/34 (d)	420,000	405,496
5% 12/1/24 (d)	540,000	548,392
5% 12/1/28 (d)	1,200,000	1,280,184
Tobacco Settlement Fing. Corp. Series 2007 A, 0% 6/1/52	2,300,000	373,287
TOTAL RHODE ISLAND		16,431,942
South Carolina - 0.6%
Charleston County Arpt. District Series 2019:
5% 7/1/43	445,000	470,264
5% 7/1/48	790,000	826,997
Connector 2000 Assoc., Inc. Toll Road Rev. Series 2011 A1:
0% 1/1/32	1,875,935	1,020,097
0% 1/1/42	6,087,835	1,511,617
0% 7/22/51	14,681,132	1,770,414
Horry County S C Ltd. Oblig. Series 2022, 4.5% 9/1/52	3,500,000	3,535,151
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2017, 5% 11/1/28	135,000	143,193
North Charleston Ltd. Oblig. Series 2017 A, 5% 10/1/40	825,000	857,376
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (b)	3,910,000	3,914,897
Rock Hill Util. Sys. Rev. Series 2019 A, 4% 1/1/49	925,000	863,497
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	330,000	339,675
5% 12/1/28	690,000	710,369
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev.:
Series 2019 A, 4% 1/1/50	390,000	385,514
Series 2022 A:
5% 1/1/29	15,000	16,217
5% 7/1/29	30,000	32,683
5% 1/1/30	30,000	32,807
5% 7/1/30	30,000	33,014
5% 1/1/31	30,000	32,891
5% 7/1/31	30,000	33,057
Series 2022 B, 5% 1/1/52	3,160,000	3,254,041
South Carolina Jobs-Econ. D Bonds (Int'l. Paper Co. Proj.) Series 2023 A, 4%, tender 4/1/26 (b)(d)	750,000	749,768
South Carolina Jobs-Econ. Dev. Auth.:
(Green Charter Schools Proj.) Series 2021 A, 4% 6/1/36 (f)	100,000	83,162
Series 2016, 5.25% 7/1/47	1,795,000	1,832,304
Series 2017:
5% 4/1/47	555,000	462,372
5% 4/1/52	255,000	206,563
Series 2018 A:
5% 5/1/35	640,000	666,070
5% 5/1/36	1,475,000	1,526,731
5% 4/1/48	210,000	173,882
5% 5/1/48	1,425,000	1,437,236
Series 2019 C:
5% 7/1/32	1,305,000	1,386,798
5% 7/1/33	965,000	1,024,702
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev.:
Series 2017, 5.25% 11/15/47	250,000	226,401
Series 2022 A, 4% 4/1/52	200,000	181,206
South Carolina Jobs-Econ. Dev. Auth. Hosp. Impt. Rev. Series 2020 A, 4% 12/1/44	1,310,000	1,245,490
South Carolina Jobs-Econ. Dev. Auth. Solid Waste Disp. Rev.:
(Repower South Berkeley, LLC Proj.) Series 2017:
6% 2/1/35 (d)(f)	890,000	356,000
6.25% 2/1/45 (d)(f)	1,795,000	718,000
Series 2019, 8% 12/6/29	280,000	229,022
South Carolina Jobs-Economoc Dev. Auth. Retirement Cmnty. Rev. Series 2018 C, 5% 11/15/47	570,000	534,096
South Carolina Ports Auth. Ports Rev.:
Series 2015:
5.25% 7/1/50 (Pre-Refunded to 7/1/25 @ 100) (d)	655,000	674,989
5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (d)	135,000	139,120
Series 2018:
5% 7/1/37 (d)	180,000	188,287
5% 7/1/38 (d)	385,000	401,645
5% 7/1/43 (d)	965,000	996,379
5% 7/1/48 (d)	665,000	682,332
Series 2019 B:
4% 7/1/35 (d)	725,000	721,744
4% 7/1/37 (d)	1,125,000	1,090,852
4% 7/1/39 (d)	1,115,000	1,052,551
5% 7/1/44 (d)	1,705,000	1,766,811
South Carolina Pub. Svc. Auth. Rev.:
Series 2014 A, 5% 12/1/49	500,000	500,145
Series 2014 C, 5% 12/1/26	5,000	5,091
Series 2015 E, 5.25% 12/1/55	745,000	749,341
Series 2016 A:
5% 12/1/29	365,000	378,319
5% 12/1/32	1,500,000	1,565,282
5% 12/1/33	15,000	15,447
5% 12/1/38	35,000	35,624
Series 2016 B:
5% 12/1/31	135,000	140,505
5% 12/1/35	205,000	211,093
5% 12/1/36	305,000	312,132
5% 12/1/41	1,835,000	1,856,183
5% 12/1/46	1,250,000	1,256,984
Series 2016 C:
5% 12/1/24	30,000	30,576
5% 12/1/25	35,000	36,187
5% 12/1/26	55,000	57,624
Series 2020 A:
4% 12/1/40	550,000	546,966
5% 12/1/31	600,000	663,267
Series 2021 A, 4% 12/1/36	2,000,000	1,974,723
Series 2021 B:
4% 12/1/47	1,000,000	969,827
5% 12/1/51	2,835,000	2,929,675
Series 2022 A, 5% 12/1/36	2,250,000	2,453,586
Series 2022 B, 4% 12/1/29	741,000	760,958
Series 2022 E:
5% 12/1/52 (Assured Guaranty Muni. Corp. Insured)	2,750,000	2,884,356
5.5% 12/1/42 (Assured Guaranty Muni. Corp. Insured)	1,250,000	1,382,433
Series A, 5% 12/1/23 (Escrowed to Maturity)	970,000	977,348
Series B, 5% 12/1/24	160,000	163,070
South Carolina Student Ln. Corp. Series 2020 A:
2.641% 12/1/26	1,705,000	1,553,444
2.771% 12/1/27	790,000	706,082
2.923% 12/1/28	585,000	513,857
2.993% 12/1/29	380,000	326,938
3.043% 12/1/30	120,000	101,197
3.593% 12/1/39	525,000	512,902
South Carolina Trans. Infrastructure Bank Rev. Series 2017 A:
5% 10/1/35 (Assured Guaranty Muni. Corp. Insured)	800,000	855,144
5% 10/1/36	2,050,000	2,180,718
Spartanburg County Reg'l. Health:
Series 2017 A:
4% 4/15/43	2,835,000	2,563,154
4% 4/15/48	1,975,000	1,733,914
5% 4/15/48	7,110,000	7,241,501
Series 2020 A, 4% 4/15/45 (Assured Guaranty Muni. Corp. Insured)	230,000	215,250
TOTAL SOUTH CAROLINA		81,899,127
South Dakota - 0.0%
Sioux Falls Health Facilities Rev. (Dow Rummel Village Proj.) Series 2017:
5% 11/1/28	200,000	192,556
5% 11/1/30	215,000	203,380
5% 11/1/32	195,000	180,986
5% 11/1/42	280,000	237,590
South Dakota Conservancy District Rev. Series 2018, 5% 8/1/38	750,000	811,558
South Dakota Edl. Enhancement Fdg. Corp. Rev.:
Series 2013 B:
5% 6/1/24 (Pre-Refunded to 6/1/23 @ 100)	210,000	210,000
5% 6/1/25 (Pre-Refunded to 6/1/23 @ 100)	210,000	210,000
5% 6/1/26 (Pre-Refunded to 6/1/23 @ 100)	295,000	295,000
Series 2021:
0.961% 6/1/24	425,000	405,198
1.245% 6/1/25	745,000	688,025
1.495% 6/1/26	530,000	476,204
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/31	80,000	85,882
Bonds Series 2019 A, 5%, tender 7/1/24 (b)	100,000	100,745
Series 2017:
5% 7/1/26	35,000	36,610
5% 7/1/28	35,000	37,590
5% 7/1/29	70,000	75,362
5% 7/1/30	45,000	48,482
5% 7/1/35	40,000	42,220
5% 9/1/40	670,000	684,742
Series 2020 A, 3% 9/1/45	1,465,000	1,114,450
TOTAL SOUTH DAKOTA		6,136,580
Tennessee - 0.8%
Blount County Health & Edl. Facilities Board Rev. Series 2016 A, 5% 1/1/47	1,150,000	690,000
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
(CDFI Phase I, LLC - Univ. of Tennessee at Chattanooga Proj.) Series 2015, 5% 10/1/35	385,000	391,149
Series 2019 A1:
4% 8/1/44	1,680,000	1,554,108
5% 8/1/25	40,000	40,854
Series 2019 A2:
5% 8/1/37	50,000	52,165
5% 8/1/44	210,000	216,096
Chattanooga-Hamilton County Hosp. Auth. Rev. Series 2014 A, 5% 10/1/44	250,000	248,520
Clarksville Wtr. Swr. and Gas Rev. Series 2021 A, 4% 2/1/51	4,000,000	3,811,576
Greeneville Health & Edl. Facilities Board Series 2018 A, 5% 7/1/36	960,000	1,004,954
Jackson Hosp. Rev. Series 2018 A:
5% 4/1/27	40,000	42,013
5% 4/1/28	25,000	26,562
5% 4/1/41	1,375,000	1,406,618
5% 4/1/41 (Pre-Refunded to 10/1/28 @ 100)	65,000	71,562
Knox County Health Edl. & Hsg. Facilities:
Series 2012 A, 5% 1/1/26	385,000	386,342
Series 2016 A, 5% 1/1/42	1,495,000	1,519,437
Knox County Health Edl. & Hsg. Facilities Board Rev.:
Series 2017:
5% 4/1/30	165,000	171,359
5% 4/1/36	595,000	611,619
Series 2020 A:
5% 9/1/30	1,230,000	1,298,662
5% 9/1/40	3,525,000	3,527,671
Memphis-Shelby County Arpt. Auth. Arpt. Rev.:
Series 2018, 5% 7/1/37 (d)	565,000	588,375
Series 2021 A:
5% 7/1/31 (d)	50,000	54,581
5% 7/1/32 (d)	245,000	267,529
5% 7/1/33 (d)	370,000	403,630
5% 7/1/34 (d)	785,000	853,384
5% 7/1/35 (d)	825,000	892,880
5% 7/1/36 (d)	870,000	933,740
5% 7/1/37 (d)	910,000	969,098
5% 7/1/38 (d)	960,000	1,018,263
5% 7/1/39 (d)	1,005,000	1,061,967
5% 7/1/40 (d)	415,000	436,830
Metropolitan Govt. Nashville & Davidson County Wtr. & Swr. Sys. Rev.:
Series 2017 A, 5% 7/1/42	480,000	503,058
Series 2017 B:
5% 7/1/42	600,000	628,822
5% 7/1/46	950,000	991,430
Metropolitan Govt. of Nashville & Davidson County:
Series 2019, 5% 10/1/34	35,000	35,697
Series 2021, 4% 5/1/51	400,000	359,570
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (d)	310,000	310,417
Series 2019 B:
4% 7/1/49 (d)	2,500,000	2,302,082
5% 7/1/27 (d)	435,000	455,822
5% 7/1/28 (d)	675,000	714,434
5% 7/1/35 (d)	360,000	386,886
5% 7/1/38 (d)	2,325,000	2,453,968
5% 7/1/44 (d)	3,310,000	3,438,745
5% 7/1/54 (d)	4,300,000	4,403,082
Series 2022 B:
5.25% 7/1/47 (d)	250,000	265,981
5.5% 7/1/41 (d)	625,000	687,351
5.5% 7/1/52 (d)	4,695,000	5,061,218
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2021 C, 5% 1/1/30	8,475,000	9,587,897
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev.:
(Lipscomb Univ. Proj.) Series 2019 A:
4% 10/1/49	1,000,000	784,456
5.25% 10/1/58	765,000	727,430
Series 2016 A:
5% 7/1/35	1,400,000	1,446,425
5% 7/1/40	460,000	469,657
5% 7/1/46	3,905,000	3,959,942
New Memphis Arena Bldg. Auth. (City of Memphis Proj.) Series 2021:
0% 4/1/32	120,000	83,781
0% 4/1/33	170,000	113,275
0% 4/1/34	100,000	63,737
0% 4/1/35	130,000	78,629
0% 4/1/36	125,000	71,144
0% 4/1/37	150,000	80,038
0% 4/1/38	125,000	62,587
Shelby County Health Edl. & Hsg. Facilities Board Rev. (Methodist Le Bonheur Health Proj.) Series 2017 A:
5% 5/1/25	75,000	76,914
5% 5/1/27	70,000	74,172
5% 5/1/29	70,000	73,995
5% 5/1/30	135,000	142,831
5% 5/1/31	70,000	74,076
Shelby County Health Edl. & Hsg. Facility Board Residential Care Facilitiy Mtg. Rev. Series 2014:
5% 12/1/34	70,000	66,817
5.25% 12/1/44	165,000	152,218
5.25% 12/1/49	470,000	425,820
Tennergy Corp. Gas Rev. Bonds:
Series 2019 A, 5%, tender 10/1/24 (b)	130,000	131,819
Series 2022 A, 5.5%, tender 12/1/30 (b)	5,150,000	5,429,834
Tennessee Energy Acquisition Corp.:
Bonds:
Series 2018, 4%, tender 11/1/25 (b)	8,265,000	8,229,121
Series 2021 A, 5%, tender 11/1/31 (b)	225,000	234,946
Series 2023 A1, 5%, tender 5/1/28 (b)	5,000,000	5,173,774
Series 2006 A:
5.25% 9/1/23	505,000	506,103
5.25% 9/1/24	1,995,000	2,017,638
5.25% 9/1/26	2,270,000	2,309,410
Tennessee Hsg. Dev. Agcy. Residential:
Series 2014 2C, 4% 1/1/45	50,000	49,782
Series 2018 1, 4% 1/1/43	260,000	257,383
Series 2018 3, 4.25% 7/1/49	320,000	318,226
Series 2018, 4.5% 7/1/49	805,000	804,869
Series 2019 1, 3.75% 7/1/39	180,000	178,577
Series 2021 1, 3% 7/1/51	2,000,000	1,920,709
Series 2021 3A, 3% 1/1/52	810,000	772,525
Series 2022 1:
5% 7/1/28	425,000	459,015
5% 1/1/29	230,000	249,875
5% 7/1/29	400,000	438,073
5% 1/1/30	465,000	511,384
5% 7/1/30	470,000	520,334
5% 1/1/31	220,000	244,286
5% 7/1/31	500,000	558,397
TOTAL TENNESSEE		97,482,028
Texas - 3.7%
Aldine Independent School District:
Series 2016, 4% 2/15/31	1,120,000	1,131,799
Series 2017, 4% 2/15/30	975,000	994,052
Anna Independent School District Series 2023, 4.125% 2/15/53 (h)	205,000	201,068
Argyle Independent School District Series 2022, 5% 8/15/47	2,700,000	2,919,330
Arlington Higher Ed. Fin. Corp.:
Bonds Series 2021, 4.5%, tender 6/15/26 (b)(f)	200,000	197,931
Series 2015 A, 5% 2/15/35	600,000	610,161
Series 2017 A, 5% 12/1/47	565,000	581,927
Series 2022:
4.25% 8/15/47	1,730,000	1,690,187
5% 8/15/47	785,000	833,811
5% 8/15/57	1,190,000	1,254,643
Arlington Spl. Tax Rev. Series 2018 A:
5% 2/15/37 (Assured Guaranty Muni. Corp. Insured)	255,000	269,641
5% 2/15/38 (Assured Guaranty Muni. Corp. Insured)	205,000	215,589
5% 2/15/43 (Assured Guaranty Muni. Corp. Insured)	3,170,000	3,303,069
5% 2/15/48 (Assured Guaranty Muni. Corp. Insured)	2,260,000	2,346,965
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (d)	120,000	121,350
5% 11/15/27 (d)	150,000	151,594
5% 11/15/28 (d)	185,000	187,190
5% 11/15/39 (d)	1,685,000	1,690,661
5% 11/15/44 (d)	2,915,000	2,918,758
Series 2017 B:
5% 11/15/28 (d)	120,000	124,615
5% 11/15/30 (d)	185,000	192,057
5% 11/15/32 (d)	150,000	155,631
5% 11/15/35 (d)	150,000	154,525
5% 11/15/36 (d)	255,000	261,670
5% 11/15/37 (d)	175,000	179,262
5% 11/15/41 (d)	1,395,000	1,418,446
Series 2019 B:
5% 11/15/31 (d)	965,000	1,039,598
5% 11/15/36 (d)	1,150,000	1,216,290
5% 11/15/44 (d)	2,320,000	2,400,689
Series 2022:
5% 11/15/39 (d)	1,260,000	1,342,394
5% 11/15/52 (d)	825,000	854,142
5.25% 11/15/47 (d)	3,565,000	3,791,994
Austin Convention Enterprises, Inc.:
Series 2017 A:
5% 1/1/28	125,000	127,025
5% 1/1/29	150,000	152,739
5% 1/1/30	290,000	295,593
5% 1/1/31	630,000	642,390
5% 1/1/32	470,000	478,975
5% 1/1/33	440,000	447,915
5% 1/1/34	885,000	902,061
Series 2017 B:
5% 1/1/26	410,000	405,834
5% 1/1/28	135,000	133,993
5% 1/1/29	160,000	158,982
5% 1/1/30	95,000	94,467
5% 1/1/32	315,000	312,250
5% 1/1/34	490,000	485,973
Austin Wtr. & Wastewtr. Sys. Rev.:
Series 2012, 5% 11/15/27	125,000	125,152
Series 2015 A, 3.35% 5/15/29	750,000	733,358
Series 2016, 5% 11/15/33	130,000	137,305
Belton Independent School District Series 2022, 4% 2/15/52	605,000	584,987
Bexar County Health Facilities Dev. Corp. Rev. Series 2016, 4% 7/15/36	360,000	292,105
Bexar County Hosp. District Series 2018, 4% 2/15/37	750,000	752,304
Board of Managers, Joint Guadalupe County, City of Seguin Hosp. Series 2015:
5% 12/1/28	195,000	194,006
5% 12/1/29	500,000	496,925
5% 12/1/30	240,000	237,790
5% 12/1/40	965,000	900,505
5% 12/1/45	935,000	848,380
5.25% 12/1/35	290,000	288,964
Brazos Higher Ed. Auth.:
Series 2020 1A, 2.35% 4/1/40 (d)	10,000	9,888
Series 2020 1B, 3% 4/1/40 (d)	190,000	143,057
Series 2021 A, 3.414% 4/1/40	15,000	14,950
Calhoun County Navigation Indl. Dev. Auth. (Max Midstream Texas, LLC Proj.):
Series 2021 A, 3.625% 7/1/26 (d)(f)	400,000	364,180
Series 2021 B, 6.5% 7/1/26 (f)	300,000	282,670
Celina Tex Series 2022, 5% 9/1/47	400,000	433,591
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/28	325,000	334,797
5% 1/1/31 (Pre-Refunded to 7/1/25 @ 100)	55,000	57,031
5% 1/1/32 (Pre-Refunded to 7/1/25 @ 100)	120,000	124,432
5% 1/1/40 (Pre-Refunded to 7/1/25 @ 100)	1,670,000	1,731,682
5% 1/1/45 (Pre-Refunded to 7/1/25 @ 100)	1,085,000	1,125,075
Series 2016, 4% 1/1/41	250,000	233,516
Series 2018, 5% 1/1/25	65,000	66,477
Series 2020 A, 5% 1/1/49	220,000	228,742
Series 2020 B:
4% 1/1/34	20,000	20,475
4% 1/1/35	15,000	15,292
4% 1/1/36	15,000	15,121
4% 1/1/37	20,000	19,972
4% 1/1/38	30,000	29,578
4% 1/1/39	40,000	39,019
4% 1/1/40	15,000	14,514
5% 1/1/27	15,000	15,731
5% 1/1/28	15,000	15,955
5% 1/1/29	55,000	59,316
5% 1/1/30	25,000	27,278
5% 1/1/31	15,000	16,359
5% 1/1/32	15,000	16,343
5% 1/1/33	20,000	21,725
5% 1/1/45	100,000	104,447
Series 2020 G, 4% 1/1/45	1,070,000	970,650
Series 2021 B:
4% 1/1/40	105,000	101,601
4% 1/1/41	80,000	76,881
4% 1/1/51	2,770,000	2,522,866
5% 1/1/30	65,000	70,921
5% 1/1/32	80,000	88,115
5% 1/1/34	70,000	76,883
5% 1/1/39	105,000	111,409
5% 1/1/46	3,340,000	3,504,217
Series 2021 C, 5% 1/1/27	2,780,000	2,893,941
Clifton Higher Ed. Fin. Corp. Ed. Rev.:
Series 2018 D, 6.125% 8/15/48	4,450,000	4,462,650
Series 2022 A, 4% 8/15/51	250,000	214,350
Series 2022, 4.25% 8/15/52	750,000	730,682
College of the Mainland Series 2020, 4% 8/15/44	475,000	465,423
Collin County Series 2019, 5% 2/15/26	150,000	157,502
Collin County Cmnty. College District Series 2018, 3.5% 8/15/37	750,000	699,561
Comal Independent School District Series 2022, 3% 2/1/40	2,500,000	2,144,206
Conroe Local Govt. Corp. Hotel Rev. Series 2021 C:
4% 10/1/41	60,000	58,520
4% 10/1/46	70,000	64,579
Conroe Local Govt. Hotel Rev.:
Series 2021 A:
2.5% 10/1/31	90,000	74,915
4% 10/1/50	540,000	427,006
Series 2021 B:
3.5% 10/1/31 (f)	45,000	37,857
5% 10/1/50 (f)	390,000	315,369
Cypress-Fairbanks Independent School District:
Series 2015 A, 3.3% 2/15/30	500,000	485,940
Series 2023, 4% 2/15/48	545,000	531,720
Dallas Area Rapid Transit Sales Tax Rev.:
Series 2020 A, 5% 12/1/45	1,430,000	1,533,807
Series 2021 B, 5% 12/1/47	1,470,000	1,578,356
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 E:
5.25% 11/1/33 (d)	500,000	501,721
5.5% 11/1/24 (d)	4,360,000	4,382,991
Series 2013 F, 5.25% 11/1/30	605,000	609,181
Series 2014 A:
5% 11/1/32 (d)	1,160,000	1,162,940
5.25% 11/1/30 (d)	1,785,000	1,791,682
Series 2020 B:
4% 11/1/34	280,000	290,500
4% 11/1/35	3,710,000	3,796,262
4% 11/1/35	250,000	257,782
Series 2021 B, 5% 11/1/43	200,000	215,103
Dallas Hotel Occupancy Tax Series 2021:
4% 8/15/29	435,000	440,009
4% 8/15/30	485,000	490,204
4% 8/15/31	245,000	247,264
4% 8/15/32	200,000	201,449
4% 8/15/33	200,000	200,985
4% 8/15/36	625,000	613,554
4% 8/15/38	500,000	474,994
Dallas Independent School District:
Series 2019:
5% 2/15/24	45,000	45,496
5% 2/15/25	65,000	66,836
Series 2023, 4% 2/15/53	1,000,000	951,698
Dallas Wtrwks. & Swr. Sys. Rev. Series 2017, 5% 10/1/46	3,375,000	3,553,823
Danbury Higher Ed. Auth., Inc. Series 2019 A, 4% 8/15/49	250,000	192,801
Denton County Gen. Oblig. Series 2020, 4% 5/15/27	125,000	129,403
Denton Independent School District Bonds Series 2014 B:
2%, tender 8/1/24 (b)	30,000	29,339
2%, tender 8/1/24 (b)	5,000	4,917
2%, tender 8/1/24 (b)	5,000	4,917
Eagle Pass Rev. Series 2021:
4% 3/1/33 (Assured Guaranty Muni. Corp. Insured)	60,000	63,306
4% 3/1/34 (Assured Guaranty Muni. Corp. Insured)	55,000	57,785
4% 3/1/35 (Assured Guaranty Muni. Corp. Insured)	50,000	52,081
4% 3/1/36 (Assured Guaranty Muni. Corp. Insured)	60,000	61,775
4% 3/1/38 (Assured Guaranty Muni. Corp. Insured)	100,000	98,656
East Montgomery County Muni. Util. District No. 3 Series 2022, 4.375% 8/15/45	1,325,000	1,299,581
Ector County Hosp. District Series 2020:
5% 9/15/23	180,000	180,314
5% 9/15/25	90,000	90,963
5% 9/15/26	135,000	137,608
5% 9/15/27	210,000	216,074
5% 9/15/28	225,000	233,850
5% 9/15/29	145,000	151,939
5% 9/15/30	170,000	179,426
5% 9/15/31	230,000	241,405
El Paso Gen. Oblig. Series 2016, 4% 8/15/42	3,700,000	3,678,583
El Paso Independent School District Series 2020:
5% 8/15/25	530,000	550,890
5% 8/15/26	920,000	976,043
El Paso Wtr. & Swr. Rev. Series 2023, 5.25% 3/1/49 (h)	2,500,000	2,755,821
Elgin Combination Tax and Rev. Series 2021:
4% 7/15/32 (Assured Guaranty Muni. Corp. Insured)	45,000	46,594
4% 7/15/33 (Assured Guaranty Muni. Corp. Insured)	50,000	51,530
4% 7/15/34 (Assured Guaranty Muni. Corp. Insured)	85,000	87,351
4% 7/15/35 (Assured Guaranty Muni. Corp. Insured)	110,000	112,189
4% 7/15/36 (Assured Guaranty Muni. Corp. Insured)	70,000	70,665
4% 7/15/38 (Assured Guaranty Muni. Corp. Insured)	120,000	119,021
Forney Independent School District Series 2019, 5% 2/15/49	395,000	409,690
Fort Bend County Indl. Dev. Corp. (NRG Energy, Inc. Proj.) Series 2012 B, 4.75% 11/1/42	705,000	672,326
Fort Bend Grand Parkway Toll Road Auth. Series 2021, 3% 3/1/46	745,000	583,378
Fort Bend Independent School District Bonds Series 2021 B, 0.72%, tender 8/1/26 (b)	1,270,000	1,149,658
Fort Worth Gen. Oblig. Series 2016:
5% 3/1/25	65,000	66,934
5% 3/1/27	65,000	68,243
Fredericksburg Independent School District Series 2022:
4% 2/15/52	1,080,000	1,011,729
5% 2/15/47	400,000	439,357
Galveston County Tex Muni. Util. Di Series 2022, 4.5% 6/1/44 (Assured Guaranty Muni. Corp. Insured)	1,550,000	1,555,062
Garland Elec. Util. Sys. Rev. Series 2021 A:
4% 3/1/46	100,000	91,828
4% 3/1/51	125,000	112,592
Georgetown Util. Sys. Rev. Series 2022, 5.25% 8/15/52 (Assured Guaranty Muni. Corp. Insured)	1,800,000	1,914,980
Grand Parkway Trans. Corp.:
Series 2013 C, 5.125% 10/1/43	480,000	480,742
Series 2013, 0% 10/1/34 (e)	1,205,000	1,310,965
Series 2018 A:
5% 10/1/36	280,000	300,787
5% 10/1/37	560,000	598,920
5% 10/1/38	390,000	415,788
5% 10/1/43	305,000	320,857
Series 2020 C, 4% 10/1/49	160,000	147,433
Series 2020, 4% 10/1/49	3,780,000	3,598,524
Greater Texas Cultural Ed. Facilities Fin. Corp. (Epicenter Multipurpose Facilities Proj.) Series 2021 A, 5% 3/1/32	160,000	179,627
Gulf Coast Indl. Dev. Auth. Solid Waste Disp. Rev.:
(Citgo Petroleum Corp. Proj.) Series 1995, 4.875% 5/1/25 (d)	2,570,000	2,551,631
Series 1998, 8% 4/1/28 (d)	1,205,000	1,205,958
Harlandale Independent School District Bonds Series 2021, 2%, tender 8/15/24 (b)	850,000	837,877
Harlingen Econ. Dev. Corp. Series 2019 A:
4% 2/15/30	245,000	254,489
4% 2/15/31	325,000	338,045
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
(Brazos Presbyterian Homes, Inc. Proj.) Series 2013 A:
5% 1/1/38	70,000	60,855
5% 1/1/43	70,000	58,188
(Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	160,000	166,903
Series 2013 B, 6.375% 1/1/33	45,000	45,028
Series 2016 A, 5% 7/1/39	5,000,000	5,127,931
Series 2019 A:
4% 10/1/35	335,000	344,838
4% 10/1/36	595,000	604,875
4% 10/1/37	805,000	813,698
4% 10/1/38	670,000	675,225
Series 2021 A, 4% 10/1/42	2,410,000	2,325,001
Series 2022 A, 4.125% 7/1/52	2,125,000	1,994,420
Harris County Cultural Ed. Facilities Fin. Corp. Thermal Util. Rev. (Teco Proj.) Series 2017:
5% 11/15/31	195,000	210,174
5% 11/15/33	1,940,000	2,079,213
Harris County Flood Cont. District Series 2021 A:
5% 10/1/28	1,200,000	1,328,643
5% 10/1/29	1,200,000	1,354,666
Harris County Gen. Oblig. Series 2002:
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	365,000	338,201
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	605,000	509,541
Harris County Health Facilities Dev. Corp. Rev. Series 1997 B, 5.75% 7/1/27 (Escrowed to Maturity)	425,000	447,170
Harris County Toll Road Rev.:
(Harris County Toll Road Auth. Proj.) Series 2018 A, 5% 8/15/33	110,000	119,406
Series 2018 A:
5% 8/15/27	1,455,000	1,567,755
5% 8/15/43	1,445,000	1,515,128
Harris County-Houston Sports Auth. Rev.:
Series 2001 A, 0% 11/15/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	800,000	348,172
Series 2014 A, 0% 11/15/41 (Assured Guaranty Muni. Corp. Insured)	190,000	78,776
Series 2014 C:
5% 11/15/32	45,000	45,782
5% 11/15/33	115,000	116,791
Series 2014:
0% 11/15/46 (Assured Guaranty Muni. Corp. Insured)	480,000	150,934
5% 11/15/27 (Assured Guaranty Muni. Corp. Insured)	965,000	986,188
Hays Consolidated Independent School District Series 2022, 4% 2/15/47	1,500,000	1,457,252
Hidalgo County Reginal Mobility Auth. Series 2022 A:
4% 12/1/38	385,000	352,960
4% 12/1/39	85,000	77,040
4% 12/1/40	85,000	76,240
4% 12/1/41	195,000	173,812
Highland Park Texas Independent School District Series 2016, 5% 2/15/27	1,095,000	1,125,925
Houston Arpt. Sys. Rev.:
(United Airlines, Inc. Technical Operations Ctr. Proj.) Series 2018, 5% 7/15/28 (d)	1,785,000	1,806,879
(United Airlines, Inc. Term. E Proj.):
Series 2020 A, 5% 7/1/27 (d)	140,000	141,096
Series 2021 A, 4% 7/1/41 (d)	1,495,000	1,300,620
(United Airlines, Inc. Term. Impt. Projs.):
Series 2015 B1:
5% 7/15/30 (d)	1,580,000	1,585,360
5% 7/15/35 (d)	2,085,000	2,083,005
Series 2020 B2, 5% 7/15/27 (d)	190,000	191,516
Series 2021 B1, 4% 7/15/41 (d)	2,310,000	2,009,124
(United Airlines, Inc., Term. E Proj.) Series 2014, 4.75% 7/1/24 (d)	710,000	710,134
Series 2018 A:
5% 7/1/36 (d)	325,000	340,219
5% 7/1/37 (d)	630,000	655,185
5% 7/1/41 (d)	3,080,000	3,171,889
Series 2018 C:
5% 7/1/29 (d)	245,000	260,074
5% 7/1/30 (d)	260,000	275,992
5% 7/1/31 (d)	1,070,000	1,135,967
5% 7/1/32 (d)	1,315,000	1,395,108
Series 2018 D:
5% 7/1/29	105,000	114,612
5% 7/1/30	140,000	152,813
5% 7/1/31	125,000	135,846
5% 7/1/32	110,000	119,193
5% 7/1/39	535,000	565,504
Series 2021 A:
4% 7/1/37 (d)	420,000	410,291
4% 7/1/38 (d)	480,000	466,767
4% 7/1/41 (d)	480,000	455,722
4% 7/1/46 (d)	2,415,000	2,244,500
Houston City of Higher Ed. Fin. Corp. (Houston Baptist Univ. Proj.) Series 2021:
3.375% 10/1/37	50,000	42,233
4% 10/1/51	170,000	140,748
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev.:
Series 2014, 5% 9/1/31	250,000	252,571
Series 2019, 5% 9/1/33	50,000	53,972
Houston Gen. Oblig. Series 2017 A:
5% 3/1/28	905,000	970,745
5% 3/1/31	645,000	692,066
5% 3/1/32	240,000	257,066
Houston Util. Sys. Rev.:
Series 2014 D, 5% 11/15/44	725,000	729,341
Series 2016 B, 5% 11/15/33	420,000	446,566
Series 2017 B, 5% 11/15/35	65,000	69,723
Series 2020 C:
4% 11/15/43	2,470,000	2,415,760
4% 11/15/49	2,470,000	2,380,254
5% 11/15/28	155,000	170,727
5% 11/15/45	2,470,000	2,671,022
Series 2021 A:
5% 11/15/26	25,000	26,542
5% 11/15/28	100,000	110,146
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/28	55,000	57,115
5% 10/15/30	230,000	238,276
5% 10/15/32	120,000	124,010
5% 10/15/33	60,000	61,910
5% 10/15/34	95,000	97,813
5% 10/15/35	95,000	97,436
5% 10/15/36	80,000	81,694
5% 10/15/37	140,000	142,436
5% 10/15/38	195,000	197,995
5% 10/15/44	565,000	563,855
Irving Hotel Occupancy Tax Rev. Series 2019:
5% 8/15/35	30,000	31,259
5% 8/15/37	45,000	46,112
5% 8/15/38	50,000	50,959
5% 8/15/43	90,000	90,612
Kaufman County Tex Fresh Wtr. Sup Series 2022, 4.5% 9/1/45	1,575,000	1,577,260
Klein Independent School District Series 2015 A, 5% 8/1/27	970,000	1,004,368
Lamar Consolidated Independent School District Series 2023:
4% 2/15/48	2,095,000	2,009,552
4% 2/15/53	1,465,000	1,379,265
5.5% 2/15/58	10,100,000	11,352,013
Leander Independent School District Series 2015 A:
5% 8/15/38	1,500,000	1,533,082
5% 8/15/39	1,250,000	1,275,450
Love Field Arpt. Modernization Corp. (Southwest Airlines Co. Love Field Modernization Prog. Proj.) Series 2012, 5% 11/1/28 (d)	965,000	965,111
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (d)	120,000	122,325
5% 11/1/27 (d)	260,000	265,374
5% 11/1/28 (d)	405,000	413,905
5% 11/1/29 (d)	245,000	250,666
5% 11/1/32 (d)	450,000	460,368
Series 2017:
5% 11/1/24 (d)	120,000	121,491
5% 11/1/25 (d)	120,000	123,063
5% 11/1/26 (d)	120,000	124,774
5% 11/1/27 (d)	120,000	124,175
5% 11/1/28 (d)	210,000	217,288
5% 11/1/29 (d)	150,000	155,104
5% 11/1/30 (d)	120,000	124,138
5% 11/1/31 (d)	270,000	279,890
5% 11/1/32 (d)	315,000	325,478
5% 11/1/33 (d)	290,000	299,407
5% 11/1/34 (d)	120,000	123,702
5% 11/1/36 (d)	290,000	296,714
Series 2021, 4% 11/1/40 (Assured Guaranty Muni. Corp. Insured) (d)	250,000	238,083
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2018:
5% 5/15/33	250,000	271,719
5% 5/15/35	120,000	129,413
5% 5/15/43	95,000	99,488
5% 5/15/48	110,000	114,341
Series 2020 A, 5% 5/15/50	3,725,000	3,915,320
Series 2020:
5% 5/15/25	705,000	728,151
5% 5/15/26	890,000	936,087
5% 5/15/27	1,060,000	1,136,122
5% 5/15/28	145,000	158,277
Series 2023, 5.5% 5/15/48 (Assured Guaranty Muni. Corp. Insured)	1,345,000	1,494,387
Series 2015 B:
5% 5/15/30	250,000	257,621
5% 5/15/31	400,000	411,853
Series 2015 D:
5% 5/15/28	270,000	278,263
5% 5/15/30	605,000	623,443
Lubbock Elec. Lt. & Pwr. Sys. Rev. Series 2021:
4% 4/15/34	365,000	377,884
4% 4/15/46	1,350,000	1,289,658
4% 4/15/51	300,000	287,522
Matagorda County Navigation District No. 1 Poll. Cont. Rev.:
(AEP Texas Central Co. Proj.) Series 2008 2, 4% 6/1/30	845,000	818,299
(Central Pwr. and Lt. Co. Proj.) Series 2001 A, 2.6% 11/1/29	1,205,000	1,069,688
Bonds (Central Pwr. and Lt. Co. Proj.) Series 1996, 0.9%, tender 9/1/23 (b)(d)	560,000	553,890
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (b)	35,000	34,171
Mission Econ. Dev. Corp. Rev. (Natgasoline Proj.) Series 2018, 4.625% 10/1/31 (d)(f)	4,880,000	4,720,731
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2020 A, 3.95%, tender 6/1/23 (b)(d)	6,700,000	6,700,000
(Waste Mgmt., INC. Proj.) Series 2023 A, 4.25%, tender 6/3/24 (b)	795,000	795,755
Montgomery County Toll Road Auth. Series 2018:
5% 9/15/32	105,000	106,403
5% 9/15/33	105,000	106,331
5% 9/15/34	110,000	111,421
5% 9/15/35	280,000	282,910
5% 9/15/36	415,000	418,107
5% 9/15/37	410,000	411,965
5% 9/15/38	305,000	306,158
5% 9/15/43	905,000	899,198
5% 9/15/48	1,595,000	1,550,110
New Hope Cultural Ed. Facilities:
(Cardinal Bay, Inc. - Village on the Park/Carriage Inn Proj.) Series 2016 A1, 5% 7/1/46	30,000	20,550
Series 2019 A1, 5% 12/1/39	255,000	238,924
New Hope Cultural Ed. Facilities Corp. Cap. Impt. Rev.:
(CHF - Collegiate Hsg. Denton, L.L.C. - Texas Woman's Univ. Hsg. Proj.) Series 2018 A1, 5% 7/1/58 (Assured Guaranty Municipal Corp. Insured)	800,000	803,809
Series 2018 A1, 5% 7/1/38 (Assured Guaranty Muni. Corp. Insured)	100,000	101,919
New Hope Cultural Ed. Facilities Fin. (Texas A&M Univ. Cain Hall Redev. Proj.) Series 2016 A1, 5% 4/1/46	1,325,000	1,357,640
New Hope Cultural Ed. Facilities Fin. Corp.:
(CHF - Collegiate Hsg. Stephenville III, L.L.C. - Tarleton State Univ. Proj.) Series 2015 A:
5% 4/1/24 (Escrowed to Maturity)	125,000	126,576
5% 4/1/30 (Pre-Refunded to 4/1/25 @ 100)	145,000	149,366
5% 4/1/35 (Pre-Refunded to 4/1/25 @ 100)	410,000	422,344
5% 4/1/47 (Pre-Refunded to 4/1/25 @ 100)	1,645,000	1,694,528
(CHF Collegiate Hsg. College Station I, LLC Texas A&M Univ. Proj.):
Series 2014 A:
5% 4/1/29	820,000	814,221
5% 4/1/46	2,200,000	1,988,938
Series 2017 A, 5% 4/1/46	440,000	441,303
(CHF Collegiate Hsg. Island Campus, LLC Texas A&M Univ. Corpus Christi Island Campus Proj.) Series 2017 A:
5% 4/1/37 (Pre-Refunded to 4/1/27 @ 100)	240,000	256,156
5% 4/1/42 (Pre-Refunded to 4/1/27 @ 100)	280,000	298,849
(Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	90,000	96,240
5% 8/15/28	85,000	91,079
5% 8/15/29	245,000	263,114
5% 8/15/47	345,000	353,262
Series 2020 A, 5% 7/1/57	1,405,000	1,138,407
New Hope Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev.:
(MRC Crestview Proj.) Series 2016:
5% 11/15/36 (Pre-Refunded to 11/15/24 @ 102)	80,000	83,259
5% 11/15/46 (Pre-Refunded to 11/15/24 @ 102)	595,000	619,236
(MRC Sr. Living - The Langford Proj.) Series 2016 A:
5.375% 11/15/36	70,000	60,960
5.5% 11/15/46	140,000	113,771
5.5% 11/15/52	140,000	110,631
(Presbyterian Village North Proj.) Series 2018:
5% 10/1/31	140,000	132,053
5% 10/1/32	65,000	60,754
5% 10/1/33	220,000	203,703
5% 10/1/34	140,000	128,273
5% 10/1/35	295,000	265,714
5% 10/1/39	210,000	177,260
5.25% 10/1/49	1,365,000	1,083,478
Series 2018 A, 5.5% 7/1/54	1,160,000	890,943
Series 2021 B, 2% 11/15/61 (j)	1,317,693	536,338
New Hope Cultural Edl. Facilities Fin. Corp.:
Series 2020 A:
5% 8/15/40 (f)	250,000	227,378
5% 8/15/50 (f)	250,000	221,222
Series 2021:
4% 8/15/41 (f)	250,000	201,008
4% 8/15/56 (f)	250,000	176,434
Newark Higher Ed. Fin. Corp.:
(Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	90,000	93,405
5% 4/1/28	100,000	104,035
5% 4/1/29	115,000	119,875
5% 4/1/30	415,000	432,922
Series 2021 A:
4% 8/15/31	310,000	291,522
4% 8/15/41	405,000	333,216
Series 2022, 4% 6/15/52	370,000	343,874
North Muni. Wtr. District Rws Rev. Series 2022, 4.375% 6/1/52	300,000	296,174
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (b)	20,000	19,622
North East Texas Reg'l. Mobility Auth. Series 2016 B, 5% 1/1/46	250,000	246,514
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	80,000	83,779
5% 1/1/31	120,000	125,551
5% 1/1/33	145,000	153,761
5% 1/1/34	240,000	254,408
5% 1/1/34	365,000	428,187
5% 1/1/35	345,000	364,719
5% 1/1/36	795,000	836,426
5% 1/1/37	2,710,000	2,836,946
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	70,000	73,307
5% 1/1/31	90,000	94,164
5% 1/1/33	85,000	90,136
Series 2014, 5% 1/1/24	10,000	10,086
Series 2015 A:
5% 1/1/32	490,000	501,751
5% 1/1/35	500,000	510,695
5% 1/1/38	1,325,000	1,352,412
Series 2015 B, 5% 1/1/45	3,450,000	3,503,364
Series 2016 A:
4% 1/1/39	1,205,000	1,191,504
5% 1/1/27	400,000	403,310
5% 1/1/30	50,000	52,362
5% 1/1/32	170,000	177,533
5% 1/1/36	150,000	155,427
5% 1/1/39	855,000	877,509
Series 2017 A:
5% 1/1/38	45,000	45,020
5% 1/1/39	4,225,000	4,447,778
Series 2018:
0% 1/1/29 (Assured Guaranty Corp. Insured)	845,000	696,183
4% 1/1/37	1,500,000	1,504,034
4% 1/1/38	3,205,000	3,180,092
5% 1/1/35	30,000	32,133
Series 2019 A, 5% 1/1/38	320,000	340,806
Series 2019 B, 5% 1/1/25	40,000	40,890
Series 2021 B:
3% 1/1/46	500,000	398,468
3% 1/1/51	2,600,000	1,898,068
3% 1/1/51	1,585,000	1,196,266
4% 1/1/33	130,000	134,860
Series 2022 A:
4.125% 1/1/39	750,000	750,019
4.125% 1/1/40	1,500,000	1,483,479
5% 1/1/40	2,900,000	3,145,111
5.25% 1/1/38	1,300,000	1,447,025
Northlake Tex Muni. Mgmt. District # Series 2022:
4.125% 3/1/48	1,340,000	1,250,061
4.25% 3/1/46	1,230,000	1,183,980
Northwest Independent School District Series 2015 B, 5% 2/15/25	500,000	514,037
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (b)	150,000	145,437
Peaster Tex Independent School District Series 2021, 3% 8/15/51	710,000	530,031
Pflugerville Gen. Oblig. Series 2023, 4% 8/1/49 (h)	815,000	785,539
Port Arthur Series 2021:
4% 2/15/35	130,000	132,456
4% 2/15/37	170,000	169,937
4% 2/15/38	85,000	83,898
4% 2/15/39	60,000	59,112
4% 2/15/40	70,000	68,492
4% 2/15/41	70,000	68,276
Port Beaumont Indl. Dev. Auth. Facility Rev. (Jefferson Gulf Coast Energy Proj.) Series 2021 B, 4.1% 1/1/28 (f)	4,000,000	3,195,406
Port Beaumont Navigation District (Jefferson Gulf Coast Energy Proj.) Series 2020 B, 6% 1/1/25 (f)	2,010,000	1,891,525
Port Beaumont Navigation District Dock Facility Rev. (Jefferson Gulf Coast Energy Proj.):
Series 2020 A:
3.625% 1/1/35 (d)(f)	970,000	766,430
4% 1/1/50 (d)(f)	1,080,000	760,413
Series 2021 A:
2.75% 1/1/36 (d)(f)	100,000	70,164
3% 1/1/50 (d)(f)	1,335,000	768,979
Port of Port Arthur Navigation District Series 2017, 4% 3/1/47 (d)	250,000	238,127
Prosper Independent School District Series 2018, 5% 2/15/48	1,250,000	1,304,623
Red River Ed. Fin. Corp. (Houston Baptist Univ. Proj.) Series 2017, 5.5% 10/1/46	1,185,000	1,207,815
Rockwall Independent School District:
Series 2016, 5% 2/15/46 (Pre-Refunded to 2/15/25 @ 100)	245,000	252,178
Series 2023, 4% 2/15/53	590,000	578,633
Sabine-Neches Tex Nav District Series 2022, 5.25% 2/15/52	5,000,000	5,404,995
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/31 (d)	85,000	91,259
5% 7/1/31 (d)	80,000	85,801
5% 7/1/32 (d)	95,000	101,806
5% 7/1/32 (d)	85,000	91,185
San Antonio Edl. Facilities Corp. Rev. Series 2021 A, 4% 4/1/51	250,000	201,345
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2020, 1.75%, tender 12/1/25 (b)	690,000	653,012
Series 2012, 5.25% 2/1/24	305,000	308,581
Series 2015, 5% 2/1/31	1,280,000	1,343,385
Series 2016, 4% 2/1/28	935,000	950,081
Series 2017:
5% 2/1/32	70,000	75,559
5% 2/1/34	85,000	91,588
San Antonio Independent School District Series 2016, 5% 8/15/31	635,000	672,286
San Antonio Wtr. Sys. Rev.:
Bonds Series 2019 A, 2.625%, tender 5/1/24 (b)	665,000	657,047
Series 2020 A, 5% 5/15/50	1,505,000	1,596,824
Series 2022 B, 5.25% 5/15/52	7,250,000	7,917,055
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/29	55,000	59,142
5% 10/1/30	85,000	91,172
5% 10/1/31	80,000	85,635
5% 10/1/32	40,000	42,777
5% 10/1/39	150,000	158,122
5% 10/1/40	120,000	126,310
5% 10/1/41	85,000	89,350
Tarrant County Series 2022, 5% 7/15/35	110,000	123,870
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Baylor Scott & White Health Proj.) Series 2022 D, 5% 11/15/51	1,625,000	1,704,540
Series 2015, 5% 9/1/30	280,000	285,236
Series 2020, 5% 12/1/24	35,000	35,810
Series 2022:
4% 10/1/41	480,000	469,679
4% 10/1/42	80,000	77,383
4% 10/1/47	1,085,000	1,030,110
4% 10/1/52	190,000	177,358
5% 10/1/36	35,000	38,447
5% 10/1/40	130,000	139,441
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev.:
(Barton Creek Sr. Living Ctr., Inc. Querencia Proj.) Series 2015:
5% 11/15/30	245,000	241,404
5% 11/15/35	295,000	281,563
(Buckner Retirement Svcs., Inc. Proj.):
Series 2016 A:
5% 11/15/28	170,000	171,872
5% 11/15/37	675,000	677,022
Series 2016 B, 5% 11/15/46	2,150,000	2,062,697
(Buckner Retirement Svcs., Inc.) Series 2016 B, 5% 11/15/40	965,000	954,537
(Buckner Sr. Living - Ventana Proj.) Series 2017 A, 6.625% 11/15/37	260,000	261,644
(Northwest Sr. Hsg. Corp. Edgemere Proj.):
Series 2015 A, 5% 11/15/45 (i)	2,300,000	920,000
Series 2017, 5.25% 11/15/47	285,000	114,000
Series 2020, 5.75% 12/1/54 (g)	3,043,304	1,978,148
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
(Trinity Terrace Proj.) Series 2014 A1, 5% 10/1/44	675,000	656,395
Series 2016 A:
4% 2/15/35	605,000	609,861
5% 2/15/41	1,320,000	1,352,905
5% 2/15/47	4,055,000	4,136,596
Series 2018 B, 5% 7/1/43	80,000	82,348
Series 2022 A, 4% 7/1/53	2,455,000	2,239,028
Tarrant County Tex Hosp. District Series 2023, 4.25% 8/15/53	1,160,000	1,139,345
Temple Reinvestment Zone # One Tax Increment Rev. Series 2021 A:
4% 8/1/33	40,000	41,473
4% 8/1/34	50,000	51,763
4% 8/1/37	40,000	40,295
4% 8/1/38	35,000	34,539
4% 8/1/41	40,000	38,637
Texas Affordable Hsg. Corp. Single Family Mtg. Rev. Series 2023 A, 5.5% 9/1/53	1,045,000	1,097,829
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Series 2022 A, 3.5% 7/1/52	1,580,000	1,531,937
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	825,000	815,522
Series 2021 A, 3% 3/1/52	2,860,000	2,724,878
Series 2022 A, 5.5% 9/1/52	1,280,000	1,352,077
Series 2022 B, 6% 3/1/53	2,200,000	2,389,318
Series A, 3.5% 3/1/51	815,000	791,723
Texas Gen. Oblig.:
Series 2014, 4% 4/1/33 (Pre-Refunded to 4/1/24 @ 100)	1,500,000	1,507,970
Series 2015 A:
3.3% 10/1/29	1,725,000	1,704,936
5% 10/1/32	1,500,000	1,562,062
Series 2015 D, 3.4% 5/15/31	750,000	743,413
Series 2016 A:
3% 8/1/27	250,000	244,288
5% 4/1/37	1,000,000	1,037,916
Series 2016, 5% 4/1/33	1,800,000	1,887,548
Series 2022 B:
5% 8/1/39	1,240,000	1,275,297
5% 8/1/41	250,000	256,854
Texas Muni. Gas Acquisition & Supply Corp. I Gas Supply Rev. Series 2008 D, 6.25% 12/15/26	6,585,000	6,842,840
Texas Muni. Gas Acquisition And Supply Corp. Series 2021:
5% 12/15/25	595,000	601,166
5% 12/15/26	1,155,000	1,169,409
5% 12/15/27	500,000	509,567
5% 12/15/28	250,000	256,866
5% 12/15/30	210,000	217,467
5% 12/15/31	2,385,000	2,467,727
Texas Muni. Gas Acquisition and Supply Corp. II Gas Supply Rev. Series 2012 C, 3.902% 9/15/27 (b)	7,490,000	7,413,007
Texas Muni. Pwr. Agcy. Rev. Series 2021, 3% 9/1/46 (Assured Guaranty Muni. Corp. Insured)	3,000,000	2,307,757
Texas Private Activity Bond Surface Trans. Corp.:
(Blueridge Trans. Group, LLC SH 288 Toll Lanes Proj.) Series 2016:
5% 12/31/45 (d)	1,030,000	1,019,181
5% 12/31/50 (d)	4,895,000	4,782,891
5% 12/31/55 (d)	1,425,000	1,376,338
(LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 6/30/35	270,000	262,496
4% 6/30/36	555,000	531,893
4% 12/31/36	115,000	109,390
4% 6/30/37	410,000	387,178
4% 12/31/37	225,000	211,405
4% 6/30/38	135,000	126,548
4% 12/31/38	125,000	116,994
4% 6/30/39	1,270,000	1,181,838
4% 12/31/39	110,000	102,083
4% 6/30/40	1,060,000	976,519
(LBJ Infrastucutre Group LLC I-635 Managed Lanes Proj.) Series 2020 A, 4% 12/31/35	880,000	849,555
(NTE Mobility Partners LLC North Tarrant Express Managed Lanes Proj.) Series 2019 A, 4% 12/31/38	1,000,000	926,468
(NTE Mobility Partners Segments 3 LLC Segment 3C Proj.) Series 2019, 5% 6/30/58 (d)	14,520,000	14,283,354
Series 2013:
6.75% 6/30/43 (d)	2,965,000	2,981,867
7% 12/31/38 (d)	2,085,000	2,098,905
Texas Pub. Fin. Auth. Lease Rev. Series 2019:
4% 2/1/38	1,205,000	1,219,629
5% 2/1/25	75,000	77,186
Texas Pub. Fin. Auth. Rev. Series 2016, 5% 5/1/28	210,000	218,704
Texas St Technical College Sys.:
Series 2022 A:
5.75% 8/1/47	580,000	657,276
6% 8/1/54 (Assured Guaranty Muni. Corp. Insured)	555,000	634,898
Series 2022, 5.5% 8/1/42 (Assured Guaranty Muni. Corp. Insured)	1,655,000	1,862,806
Texas State Univ. Sys. Fing. Rev.:
Series 2017 A:
5% 3/15/31	505,000	540,158
5% 3/15/32	1,065,000	1,137,513
Series 2019 A:
4% 3/15/34	125,000	128,652
4% 3/15/35	110,000	112,390
5% 3/15/25	95,000	97,898
Texas Trans. Commission:
Series 2019 A:
0% 8/1/37	95,000	46,651
0% 8/1/38	70,000	32,237
0% 8/1/39	80,000	34,639
0% 8/1/40	80,000	32,518
0% 8/1/41	250,000	95,674
0% 8/1/43	175,000	59,759
5% 8/1/57	4,100,000	4,105,963
Series 2021 A, 0% 8/1/42	215,000	77,883
Texas Trans. Commission Central Texas Tpk. Sys. Rev.:
Series 2015 C:
5% 8/15/34	1,300,000	1,313,271
5% 8/15/37	3,280,000	3,299,642
5% 8/15/42	3,915,000	3,930,604
Series 2020 A, 5% 8/15/39	3,370,000	3,601,493
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (b)	7,715,000	6,951,337
Texas Trans. Commission State Hwy. Fund Rev. Series 2015, 5% 10/1/25	500,000	520,916
Texas Wtr. Dev. Board Rev.:
Series 2015 A, 5% 10/15/45	750,000	765,110
Series 2018 A, 5% 10/15/43	1,480,000	1,568,318
Series 2018 B, 5% 4/15/49	170,000	179,735
Series 2020, 5% 8/1/30	705,000	800,552
Series 2022, 5% 8/1/41	1,900,000	2,112,473
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/33	680,000	711,849
5% 2/15/34	605,000	632,856
5% 2/15/36	365,000	380,362
Univ. of North Texas Univ. Rev. Series 2017 A, 5% 4/15/32	255,000	273,675
Univ. of Texas Board of Regents Sys. Rev.:
Series 2019 B, 5% 8/15/49	2,510,000	2,919,712
Series 2020 C, 5% 8/15/31	2,120,000	2,462,911
Univ. of Texas Permanent Univ. Fund Rev.:
Series 2016 B, 5% 7/1/29	300,000	315,412
Series 2023 A, 5% 7/1/41	1,000,000	1,120,275
Upper Brushy Creek Wtr. Cont. & I Series 2022, 3% 8/15/47	250,000	194,217
Van Alstyne Independent School District Series 2022, 5% 2/15/47	1,500,000	1,654,738
Weatherford Independent School District Series 2002, 0% 2/15/33	850,000	601,767
West Harris County Reg'l. Wtr. Auth. Wtr. Sys. Rev. Series 2019, 4% 12/15/49	905,000	821,067
White Settlement Independent School District Series 2022, 4% 8/15/52	540,000	499,859
Woodloch Health Facilities Dev. Corp. (Inspired Living at Lewisville Proj.):
Series 2016 A1, 6.75% 12/1/51 (f)(g)	615,000	448,950
Series 2016 B, 10% 12/1/51	205,000	10,250
TOTAL TEXAS		482,454,963
Utah - 0.6%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series 2022 A:
4% 7/1/36	3,795,000	3,896,081
5% 7/1/32	1,750,000	2,019,277
5% 7/1/33	1,300,000	1,498,556
5% 7/1/45	3,000,000	3,259,598
Mida Golf & Equestrian Ctr. Pub. Infrastructure District Series 2021, 4.5% 6/1/51 (f)	300,000	228,159
Mida Mountain Village Pub. Infrastructure Series 2020 A, 5% 8/1/50 (f)	250,000	202,951
Military Installation Dev. Auth. Utah Tax Allocation Rev.:
Series 2021 A1, 4% 6/1/52	900,000	649,792
Series 2021 A2, 4% 6/1/52	1,805,000	1,293,593
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/25 (d)	245,000	250,423
5% 7/1/27 (d)	515,000	539,850
5% 7/1/29 (d)	450,000	470,893
5% 7/1/30 (d)	335,000	350,419
5% 7/1/31 (d)	640,000	669,532
5% 7/1/33 (d)	485,000	506,820
5% 7/1/35 (d)	485,000	503,872
5% 7/1/36 (d)	1,810,000	1,871,791
5% 7/1/37 (d)	2,500,000	2,574,281
5% 7/1/42 (d)	6,680,000	6,810,617
5% 7/1/47 (d)	9,205,000	9,340,783
Series 2017 B:
5% 7/1/34	90,000	95,228
5% 7/1/35	85,000	89,585
5% 7/1/36	85,000	89,172
5% 7/1/37	55,000	57,452
5% 7/1/47	380,000	391,015
Series 2018 A:
5% 7/1/33 (d)	1,170,000	1,238,795
5% 7/1/43 (d)	3,250,000	3,339,248
5.25% 7/1/48 (d)	2,110,000	2,174,241
Series 2021 A:
4% 7/1/41 (d)	1,250,000	1,189,775
5% 7/1/32 (d)	1,250,000	1,364,946
5% 7/1/34 (d)	1,000,000	1,087,113
5% 7/1/46 (d)	750,000	778,518
5% 7/1/51 (d)	1,105,000	1,139,605
Series 2021 B:
5% 7/1/46	470,000	504,365
5% 7/1/51	1,880,000	2,004,345
Salt Lake City Pub. Utils. Rev. Series 2022, 5% 2/1/52	1,400,000	1,521,237
State Board of Regents of the State of Utah Series 1998 A, 5.5% 4/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	300,000	329,448
UIPA Crossroad Pub. Infrastructure District Series 2021:
4.125% 6/1/41 (f)	1,000,000	870,035
4.375% 6/1/52 (f)	1,520,000	1,289,287
Utah Bldg. Ownership Auth. Lease Rev. (State Facilities Master Lease Prog.) Series 2016, 3% 5/15/29	1,925,000	1,858,448
Utah Charter School Fin. Auth.:
(Syracuse Arts Academy Proj.) Series 2017:
5% 4/15/42	1,165,000	1,179,846
5% 4/15/47	905,000	913,407
(Utah Charter Academies Proj.) Series 2018:
5% 10/15/43	275,000	279,836
5% 10/15/48	290,000	293,718
Series 2017, 5% 4/15/37	210,000	214,267
Series 2019 A, 5% 4/15/49	390,000	395,926
Series 2020 A, 4% 10/15/54	250,000	211,347
Series 2020:
4% 4/15/45	625,000	560,977
4% 4/15/50	250,000	218,391
Utah County Hosp. Rev.:
Series 2014 A, 5% 5/15/45	500,000	504,067
Series 2016 B, 5% 5/15/46	1,500,000	1,533,618
Series 2018 A, 5% 5/15/41	3,125,000	3,216,550
Series 2020 A:
5% 5/15/43	1,065,000	1,123,756
5% 5/15/50	705,000	736,257
Utah Gen. Oblig.:
Series 2010 B, 3.539% 7/1/25	422,088	415,578
Series 2020:
3% 7/1/33	550,000	535,085
5% 7/1/26	65,000	68,633
Utah Hsg. Corp.:
Series 2019 G, 4.5% 7/21/49	151,967	147,964
Series 2019 H, 4.5% 8/21/49	92,890	90,443
Series 2019 I, 4% 9/21/49	150,200	141,982
Series 2020 B, 3.5% 2/21/50	230,153	215,881
Series 2021 I, 2.5% 8/21/51	753,868	639,735
Series 2021 J, 2.5% 9/21/51	2,926,776	2,477,914
Series 2022 G, 5% 7/21/52	732,370	712,231
Series 2022 H, 5% 8/21/52	1,177,888	1,170,044
Utah Infrastructure Agcy.:
Series 2017 A:
5% 10/15/34	250,000	252,257
5% 10/15/40	250,000	240,870
Series 2018 A, 5.375% 10/15/40	250,000	250,472
Series 2019:
4% 10/15/24	365,000	360,300
4% 10/15/30	490,000	469,405
4% 10/15/34	240,000	220,991
4% 10/15/39	420,000	354,733
5% 10/15/25	270,000	270,899
Series 2021, 3% 10/15/45	490,000	316,151
Series 2022, 5% 10/15/46	410,000	380,423
Utah Infrastructure Agcy. Layton Series 2018, 5% 10/15/41	250,000	265,953
TOTAL UTAH		79,729,053
Vermont - 0.1%
Univ. of Vermont and State Agricultural College Series 2019 A, 5% 10/1/49	600,000	630,161
Vermont Econ. Dev. Auth. Soli Bonds Series 2013, 4.625%, tender 4/3/28 (b)(d)(f)	220,000	215,833
Vermont Edl. & Health Bldg. Fin. Agcy. Rev.:
(Champlain College Proj.) Series 2016 A:
5% 10/15/41	695,000	662,931
5% 10/15/46	845,000	783,002
(Middlebury College Proj.) Series 2020, 5% 11/1/49	1,500,000	1,577,166
(Saint Michael's College Proj.) Series 2023, 5.25% 10/1/52 (f)	585,000	533,268
Vermont Hsg. Fin. Agcy.:
Series 2021 B, 3% 11/1/51	960,000	907,237
Series 2023 A, 6% 11/1/53	729,000	793,829
Series A, 3.75% 11/1/50	89,000	87,412
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2018 A:
3.625% 6/15/29 (d)	50,000	49,317
3.75% 6/15/30 (d)	50,000	49,330
4% 6/15/33 (d)	50,000	49,380
4% 6/15/34 (d)	55,000	54,324
Series 2018 B, 4.375% 6/15/46 (d)	160,000	136,565
Series 2019 A:
3% 6/15/35 (d)	1,310,000	1,189,753
5% 6/15/27 (d)	705,000	737,228
5% 6/15/29 (d)	1,200,000	1,250,567
Series 2019 B, 4% 6/15/47 (d)	265,000	215,430
Series 2019, 3.375% 6/15/36 (d)	1,130,000	1,070,679
Series 2020 A, 5% 6/15/28 (d)	705,000	730,047
Series 2021 A:
2.375% 6/15/39 (d)	215,000	186,046
5% 6/15/29 (d)	105,000	110,799
5% 6/15/31 (d)	120,000	127,854
Series 2022 A, 4.375% 6/15/40 (d)	385,000	383,652
TOTAL VERMONT		12,531,810
Virgin Islands - 0.2%
Matching Fund Spl. Purp. Securitization Corp. Series 2022 A:
5% 10/1/25	75,000	75,783
5% 10/1/26	365,000	367,978
5% 10/1/30	2,950,000	2,953,384
5% 10/1/32	3,950,000	3,920,683
5% 10/1/39	12,305,000	12,101,814
Virgin Islands Pub. Fin. Auth.:
Series 2012 A, 5% 10/1/32	400,000	357,268
Series 2014 C:
5% 10/1/30 (f)	400,000	363,986
5% 10/1/39	1,500,000	1,509,756
5% 10/1/39 (f)	300,000	241,373
Series 2015, 5% 9/1/30 (f)	300,000	304,364
TOTAL VIRGIN ISLANDS		22,196,389
Virginia - 1.3%
Alexandria Gen. Oblig. Series 2021 A, 1.875% 12/15/37	4,085,000	2,983,714
Arlington County IDA Hosp. Facilities Series 2020:
4% 7/1/38	205,000	204,552
4% 7/1/45	1,250,000	1,197,119
5% 7/1/27	240,000	254,097
5% 7/1/36	480,000	520,025
Arlington County Indl. Rev. (County Projs.) Series 2017, 5% 2/15/43	400,000	425,005
Charles City County Solid Wt Rev. Bonds Series 2002, 1.45%, tender 4/1/27 (b)(d)	85,000	76,666
Chesapeake Bay Bridge and Tunnel District Gen. Resolution Rev. Series 2016:
5% 7/1/41 (Assured Guaranty Muni. Corp. Insured)	1,265,000	1,295,804
5% 7/1/46	4,380,000	4,446,660
5% 7/1/51	2,985,000	3,022,044
Chesapeake Gen. Oblig. Series 2020 A:
5% 8/1/34	65,000	74,308
5% 8/1/35	75,000	85,184
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 B, 0% 7/15/40 (e)	1,055,000	1,070,464
Commonwealth Trans. Board Grant Anticipation Rev.:
Series 2017 A, 5% 9/15/23	1,500,000	1,507,176
Series 2020, 5% 9/15/23	2,000,000	2,009,568
Fairfax County Econ. Dev. Auth. Residential Care Facility Rev. Series 2013 A:
5% 12/1/32 (Pre-Refunded to 12/1/23 @ 100)	230,000	231,742
5% 12/1/42 (Pre-Refunded to 12/1/23 @ 100)	395,000	397,992
5% 12/1/47 (Pre-Refunded to 12/1/23 @ 100)	280,000	282,121
Fairfax County Indl. Dev. Auth. (Inova Health Sys. Proj.):
Series 2014 A, 5% 5/15/44	1,475,000	1,484,435
Series 2016 A, 5% 5/15/31	590,000	623,313
Fairfax County Redev. & Hsg. Auth. Rev. Series 2019, 5% 10/1/35	830,000	899,201
Farmville Indl. Edl. Facilities Rev. (Longwood Univ. Student Hsg. Projs.):
Series 2018 A:
5% 1/1/48	250,000	234,530
5% 1/1/55	700,000	643,884
Series 2020 A, 5% 1/1/59	250,000	227,312
Freddie Mac Series 2022-ML13 Class XCA, 0.9538% 7/25/36 (b)(k)	9,934,617	498,655
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/25	570,000	574,699
5% 6/15/26	110,000	111,072
5% 6/15/30	150,000	151,396
Greater Richmond Convention Ctr. Auth. Hotel Tax Rev. Series 2015, 5% 6/15/31 (Pre-Refunded to 6/15/25 @ 100)	1,370,000	1,413,483
Hampton Roads Trans. Accountability Commission:
Series 2018 A, 5.5% 7/1/57 (Pre-Refunded to 1/1/28 @ 100)	5,965,000	6,651,661
Series 2020 A:
5% 7/1/45	1,250,000	1,354,553
5% 7/1/60	1,030,000	1,102,845
Henrico County Econ. Dev. Auth. Residential Care Facility Rev. Series 2022 A:
5% 10/1/47	575,000	583,169
5% 10/1/52	605,000	609,626
Indl. Dev. Auth. Botetourt County Residential Care Facility Rev. Series 2014 A, 6% 7/1/34	1,030,000	1,036,562
James City County Econ. Dev. Auth. Residential Care Facility Rev. Series 2013 A, 6% 6/1/43 (Pre-Refunded to 6/1/23 @ 100)	318,093	318,093
King George County Indl. Dev. Auth. Solid Waste Disp. Fac. Rev. (King George Landfill, Inc. Proj.) Series 2003 A, 2.5% 6/1/23 (b)(d)	310,000	310,000
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2008 B, 0.75%, tender 9/2/25 (b)	885,000	809,496
Lynchburg Econ. Dev. Series 2021:
3% 1/1/51	1,310,000	912,153
4% 1/1/55	2,675,000	2,368,847
Lynchburg Econ. Dev. Auth. (Randolph College Projs.) Series 2018, 5% 9/1/48	250,000	250,429
Norfolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series 2018 A, 5%, tender 11/1/28 (b)	145,000	156,951
Norfolk Redev. & Hsg. Auth. Rev.:
(Fort Norfolk Retirement Cmnty., Inc. Harbors Edge Proj.) Series 2014:
5% 1/1/35	565,000	513,016
5% 1/1/46	725,000	572,641
5.375% 1/1/35	880,000	826,125
5.375% 1/1/46	600,000	502,610
Series 2019 A, 5% 1/1/49	455,000	351,331
Northern Transn Auth. Transn Series 2014, 5% 6/1/33	340,000	344,825
Peninsula Ccda Spl. Oblig. Series 2018, 4.5% 9/1/45 (f)	205,000	178,859
Roanoke Econ. Dev. Auth. Edl. Facilities Series 2018 A:
4% 9/1/48	250,000	209,287
5% 9/1/27	30,000	31,068
Roanoke Econ. Dev. Authority. Series 2020 A, 3% 7/1/45	1,000,000	788,309
Salem Econ. Dev. Auth. Series 2020:
4% 4/1/38	20,000	18,357
4% 4/1/39	15,000	13,607
4% 4/1/40	20,000	17,943
4% 4/1/45	50,000	43,110
5% 4/1/24	20,000	20,133
5% 4/1/26	20,000	20,466
5% 4/1/27	20,000	20,666
5% 4/1/28	30,000	31,306
5% 4/1/29	35,000	36,850
5% 4/1/49	65,000	65,109
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	100,000	96,472
Series 2016:
4% 6/15/37	110,000	105,111
5% 6/15/27	185,000	192,610
5% 6/15/28	55,000	57,260
5% 6/15/30	80,000	83,142
5% 6/15/33	210,000	217,912
5% 6/15/34	100,000	103,568
5% 6/15/35	455,000	469,564
5% 6/15/36	665,000	682,919
Tobacco Settlement Fing. Corp.:
Series 2007 A1, 6.706% 6/1/46	775,000	706,060
Series 2007 C1, 0% 6/1/47	6,265,000	1,566,128
Toll Road Investors Partnership II, LP:
0% 2/15/25 (f)	1,704,000	1,515,092
0% 2/15/26 (f)	1,295,000	1,079,956
0% 2/15/27 (f)	181,000	141,342
0% 2/15/28 (f)	528,000	384,596
0% 2/15/33 (f)	790,000	410,205
0% 2/15/43 (f)	5,200,216	1,430,361
Univ. of Virginia Gen. Rev. Series 2017 A, 5% 4/1/47	2,710,000	2,859,555
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21St Century Collage and Equip. Programs) Series 2021 A:
4% 2/1/34	4,345,000	4,562,945
4% 2/1/35	6,250,000	6,524,791
(21st Century College and Equip. Programs) Series 2015 D, 3% 2/1/26	1,000,000	984,290
(21st CenturyCollege and Equip. Programs) Series 2015 D, 3.15% 2/1/28	1,000,000	985,641
(Marymount Univ. Proj.):
Series 2015 A:
5% 7/1/23 (f)	195,000	194,942
5% 7/1/24 (f)	210,000	209,599
5% 7/1/25 (f)	215,000	214,446
5% 7/1/30 (f)	665,000	665,622
5% 7/1/35 (f)	200,000	198,026
5% 7/1/45 (f)	440,000	413,657
Series 2015 B:
5% 7/1/45 (f)	845,000	794,409
5.25% 7/1/30 (f)	380,000	382,584
5.25% 7/1/35 (f)	405,000	406,484
(Regent Univ. Proj.) Series 2021:
5% 6/1/27	80,000	81,325
5% 6/1/28	85,000	86,951
5% 6/1/29	85,000	87,379
Virginia College Bldg. Auth. Edl. Facilities Rev. Rfdg. Pub. Higher Ed. Fing. Prog. Series 2023 A, 4% 9/1/42	6,375,000	6,257,512
Virginia Commonwealth Trans. Board Rev.:
(Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/32	130,000	141,029
5% 5/15/33	110,000	119,275
Series 2019, 3% 5/15/37	4,000,000	3,586,148
Series 2022, 4% 5/15/36	1,310,000	1,364,370
Virginia Commonwealth Univ. Health Sys. Auth. Series 2017 A, 4% 7/1/40	2,805,000	2,705,725
Virginia Hsg. Dev. Auth. Series 2022 G, 5.15% 11/1/52	1,350,000	1,393,085
Virginia Port Auth. Port Facilities Rev. Series 2016 B:
5% 7/1/41 (d)	1,530,000	1,550,466
5% 7/1/45 (d)	2,345,000	2,370,333
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2015 A, 3.3% 8/1/28	1,250,000	1,250,723
Series 2019 A, 4% 8/1/36	1,625,000	1,671,227
Virginia Small Bus. Fing. Auth.:
(95 Express Lanes LLC Proj.) Series 2022:
4% 7/1/39 (d)	600,000	551,929
4% 1/1/40 (d)	440,000	401,735
4% 1/1/41 (d)	215,000	194,996
4% 1/1/48 (d)	8,335,000	7,183,217
5% 7/1/33 (d)	820,000	872,385
5% 7/1/34 (d)	270,000	286,810
5% 7/1/35 (d)	305,000	321,583
5% 1/1/36 (d)	335,000	349,957
5% 7/1/37 (d)	190,000	196,022
(Elizabeth River Crossings OPCO, LLC Proj.) Series 2022, 4% 7/1/32 (d)	785,000	775,914
(Elizabeth River Crossings OpCo, LLC Proj.) Series 2022:
4% 1/1/35 (d)	2,635,000	2,576,630
4% 7/1/35 (d)	1,740,000	1,690,033
4% 1/1/37 (d)	4,355,000	4,138,303
4% 1/1/38 (d)	2,935,000	2,737,714
4% 1/1/39 (d)	1,180,000	1,089,916
4% 1/1/40 (d)	6,230,000	5,694,905
(I-495 Hot Lanes Proj.) Series 2022:
5% 12/31/42 (d)	1,000,000	1,025,260
5% 12/31/47 (d)	6,510,000	6,589,658
(I-495 Hot Lanes Projs.) Series 2022, 5% 12/31/57 (d)	4,015,000	4,030,357
(Transform 66 P3 Proj.) Series 2017:
5% 12/31/47 (d)	360,000	358,975
5% 12/31/49 (d)	1,845,000	1,827,778
5% 12/31/52 (d)	3,560,000	3,511,133
5% 12/31/56 (d)	10,820,000	10,595,387
Series 2014, 5.25% 10/1/29	130,000	132,100
Series 2020 A:
4% 1/1/45	400,000	349,539
5% 1/1/33	400,000	426,377
5% 1/1/35	655,000	696,109
Virginia Small Bus. Fing. Auth. Health Care Facilities Rev. Series 2020 A, 4% 12/1/49	2,460,000	2,267,265
Virginia St Resources Auth. Inf Series 2014 B, 3.75% 11/1/30	2,750,000	2,763,494
West Point Indl. Dev. Auth. Series 1994 A, 6.375% (d)(i)	115,000	1
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	305,000	315,964
5% 1/1/34	185,000	191,088
5% 1/1/35	185,000	190,752
5% 1/1/44	260,000	263,535
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (b)	580,000	560,559
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (b)	20,000	20,000
TOTAL VIRGINIA		164,498,441
Washington - 1.3%
Adams County Pub. Hosp. District No. 2 Series 2014, 5.125% 12/1/44	375,000	375,319
Central Puget Sound Reg'l. Trans. Auth. Sales & Use Tax Rev. Series 2016 S1, 5% 11/1/41	2,775,000	2,880,887
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	85,000	71,356
Energy Northwest Elec. Rev.:
Series 2014 C, 5% 7/1/28	1,610,000	1,638,329
Series 2015 A, 5% 7/1/35	250,000	257,756
Series 2020 A:
5% 7/1/33	1,105,000	1,254,927
5% 7/1/34	530,000	600,028
5% 7/1/35	750,000	842,634
5% 7/1/36	705,000	786,120
5% 7/1/37	700,000	775,080
Series 2022 A, 5% 7/1/36	2,875,000	3,286,674
Everett Hsg. Auth. Rev. (Huntington Park Apts. Proj.) Series 2022, 4% 7/1/37	2,700,000	2,525,609
Grays Hbr. County Gen. Oblig. Series 2018:
5% 12/15/33	400,000	419,702
5% 12/15/38	510,000	524,145
5% 12/15/48	985,000	1,003,526
King County Gen. Oblig. Series 2019, 5% 1/1/37	750,000	821,157
King County Hsg. Auth. Rev. Series 2021:
4% 6/1/26	400,000	403,457
4% 6/1/28	255,000	259,250
4% 12/1/29	45,000	46,028
North Thurston Pub. Schools (Washington State School District Cr. Enhancement Prog.) Series 2014, 3.5% 12/1/29	750,000	751,076
Pend Oreille Pub. Util. District Series 2018, 5% 1/1/48	250,000	252,938
Pierce County Wash School District # 4 Series 2016, 5% 12/1/35	1,770,000	1,858,616
Port of Seattle Rev.:
Series 2013:
5% 7/1/28 (d)	1,500,000	1,500,825
5% 7/1/29 (d)	250,000	250,111
Series 2015 B, 5% 3/1/25	225,000	229,259
Series 2015 C, 5% 4/1/34 (d)	680,000	686,604
Series 2016 B:
5% 10/1/28 (d)	425,000	438,569
5% 10/1/30 (d)	245,000	252,490
Series 2016:
5% 2/1/25	70,000	71,742
5% 2/1/28	110,000	114,919
Series 2017 C, 5% 5/1/42 (d)	2,050,000	2,081,815
Series 2019 A, 4% 4/1/44 (d)	1,380,000	1,248,933
Series 2019:
5% 4/1/33 (d)	905,000	967,975
5% 4/1/34 (d)	965,000	1,030,092
5% 4/1/35 (d)	5,300,000	5,625,139
5% 4/1/38 (d)	2,135,000	2,228,096
5% 4/1/44 (d)	2,025,000	2,102,048
Series 2021 C:
5% 8/1/24 (d)	1,380,000	1,398,719
5% 8/1/25 (d)	1,795,000	1,841,575
5% 8/1/26 (d)	2,390,000	2,478,641
5% 8/1/27 (d)	950,000	998,123
5% 8/1/28 (d)	2,650,000	2,820,621
5% 8/1/38 (d)	1,300,000	1,380,483
5% 8/1/46 (d)	500,000	521,251
Series 2022 B:
4% 8/1/47 (d)	320,000	287,776
5% 8/1/40 (d)	2,000,000	2,126,141
5% 8/1/41 (d)	1,000,000	1,059,608
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	1,760,000	1,600,948
Snohomish County Pub. Util. District #1 Series 2015, 5% 12/1/45	955,000	967,781
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev.:
Series 2013 B:
5% 12/1/25 (Pre-Refunded to 6/1/23 @ 100)	680,000	680,000
5% 12/1/27 (Pre-Refunded to 6/1/23 @ 100)	500,000	500,000
Series 2017, 5% 12/1/38	75,000	76,820
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/37	55,000	57,586
5% 1/1/38	55,000	57,548
Washington Convention Ctr. Pub. Facilities:
Series 2018, 4% 7/1/58	385,000	315,663
Series 2021 A, 5% 7/1/58	250,000	251,495
Series 2021 B:
3% 7/1/43	500,000	376,789
3% 7/1/58	275,000	177,579
3% 7/1/58 (Assured Guaranty Muni. Corp. Insured)	5,615,000	4,020,572
4% 7/1/58	250,000	204,976
Series 2021, 4% 7/1/31	10,045,000	9,557,892
Washington Gen. Oblig.:
Series 2013 D, 4% 7/1/29	900,000	900,758
Series 2014 D, 5% 2/1/30	400,000	404,389
Series 2014 E:
5% 2/1/33	1,850,000	1,869,690
5% 2/1/37	2,560,000	2,580,350
5% 2/1/39	1,705,000	1,716,656
Series 2015 E, 5% 7/1/26	1,000,000	1,027,687
Series 2016 C, 5% 2/1/39	165,000	170,120
Series 2017 D:
5% 2/1/33	545,000	582,355
5% 2/1/35	30,000	31,917
Series 2018 C:
5% 8/1/30	810,000	873,083
5% 2/1/41	65,000	68,991
Series 2020 A:
5% 8/1/40	750,000	811,237
5% 8/1/44	1,050,000	1,137,559
Series 2020 C, 5% 2/1/29	1,035,000	1,154,265
Series 2020 R, 4% 7/1/29	1,375,000	1,453,927
Series 2021 A, 5% 8/1/43	60,000	65,141
Series 2021 C, 5% 2/1/44	4,435,000	4,827,242
Series 2021 E:
5% 6/1/37	330,000	369,553
5% 6/1/43	1,640,000	1,794,711
Series 2021 F:
5% 6/1/36	2,675,000	3,030,079
5% 6/1/39	305,000	338,782
5% 6/1/40	3,535,000	3,911,373
Series 2021 R, 4% 7/1/41	3,470,000	3,466,112
Series 2022 A:
5% 8/1/35	7,700,000	8,802,961
5% 8/1/42	5,000,000	5,506,178
Series 2022 C, 5% 2/1/47	6,475,000	7,069,509
Series 2022 D:
4% 7/1/36	2,050,000	2,125,485
4% 7/1/37	1,425,000	1,458,883
Series 2022 RB, 5% 2/1/29	780,000	869,881
Series 2023 A:
5% 8/1/25	1,500,000	1,558,563
5% 8/1/35	1,800,000	2,085,321
5% 8/1/44	1,165,000	1,285,067
Series R-2017 A:
5% 8/1/27	55,000	58,117
5% 8/1/28	55,000	58,202
5% 8/1/30	300,000	316,444
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	100,000	101,017
5% 7/1/27	185,000	188,933
5% 7/1/28	230,000	230,770
5% 7/1/29	115,000	115,223
5% 7/1/30	105,000	105,159
5% 7/1/31	180,000	180,295
5% 7/1/32	245,000	245,149
5% 7/1/33	345,000	345,006
5% 7/1/34	230,000	229,402
5% 7/1/35	130,000	129,214
5% 7/1/36	125,000	123,784
5% 7/1/42	1,715,000	1,675,871
(Providence Health Systems Proj.):
Series 2012 A, 5% 10/1/25	625,000	625,574
Series 2018 B:
5% 10/1/30	65,000	68,056
5% 10/1/31	85,000	88,780
5% 10/1/32	60,000	62,510
5% 10/1/33	140,000	145,497
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	15,000	15,252
5% 8/15/26	15,000	15,423
5% 8/15/27	105,000	109,260
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/29	125,000	130,431
5% 8/15/30	55,000	57,428
Bonds Series 2019 B2, 5%, tender 8/1/25 (b)	965,000	983,371
Series 2015, 5% 1/1/27 (Pre-Refunded to 7/1/25 @ 100)	285,000	295,177
Series 2017 A, 4% 7/1/42	370,000	328,614
Series 2017 B, 4% 8/15/41	405,000	376,250
Series 2017:
4% 8/15/42	3,260,000	2,842,311
5% 8/15/34	400,000	409,460
5% 8/15/36	30,000	30,352
5% 8/15/37	365,000	366,933
Series 2019 A 1, 4% 8/1/44	180,000	166,512
Series 2019 A1:
5% 8/1/34	105,000	111,677
5% 8/1/37	55,000	57,381
Series 2019 A2:
5% 8/1/35	160,000	169,036
5% 8/1/39	65,000	67,415
5% 8/1/44	825,000	848,949
Series 2020:
5% 9/1/38	130,000	137,772
5% 9/1/45	1,240,000	1,290,468
5% 9/1/50	690,000	716,872
5% 9/1/55	3,705,000	3,832,394
Washington Higher Ed. Facilities Auth. Rev.:
(Gonzaga Univ. Proj.) Series 2019 A, 3% 4/1/49	2,165,000	1,580,284
(Seattle Pacific Univ. Proj.) Series 2020 A, 5% 10/1/45	175,000	168,197
(Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/25	30,000	30,577
5% 10/1/26	130,000	133,944
5% 10/1/27	260,000	268,437
5% 10/1/28	270,000	279,527
5% 10/1/34	185,000	189,822
5% 10/1/35	330,000	337,607
5% 10/1/36	415,000	422,962
5% 10/1/40	500,000	504,477
Series 2023, 4% 4/1/41	630,000	589,866
Washington Hsg. Fin. Commission:
Series 2021 1, 3.5% 12/20/35	5,870,970	5,370,031
Series 2021 1N, 3% 12/1/49	1,420,000	1,362,093
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev.:
(Eliseo Proj.) Series 2021 A, 4% 1/1/41 (f)	300,000	232,892
(Judson Park Proj.) Series 2018, 5% 7/1/48 (f)	295,000	235,069
(Presbyterian Retirement Cmntys. Northwest Projs.) Series 2016 A:
5% 1/1/46 (f)	455,000	340,014
5% 1/1/51 (f)	1,735,000	1,251,183
(The Hearthstone Proj.) Series 2018 A:
5% 7/1/48 (f)	405,000	292,341
5% 7/1/53 (f)	100,000	70,121
(Transforming Age Projs.) Series 2019 A, 5% 1/1/55 (f)	2,350,000	1,660,190
Eliseo Proj. Series 2021 A, 4% 1/1/51 (f)	300,000	208,168
Series 2015 A, 7% 7/1/45 (Pre-Refunded to 7/1/25 @ 100) (f)	1,205,000	1,282,117
Whidbey Island Pub. Hosp. District Series 2013, 5.375% 12/1/39	250,000	203,107
TOTAL WASHINGTON		173,034,410
West Virginia - 0.1%
Monongalia County West Commission Spl. District Excise Tax Rev.:
Series 2017 A:
5.5% 6/1/37 (f)	445,000	452,911
5.75% 6/1/43 (f)	445,000	453,567
Series 2021 A, 4.125% 6/1/43 (f)	610,000	533,894
Series 2021 B, 4.875% 6/1/43 (f)	425,000	391,088
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. Amos Proj.):
Series 2010 A, 0.625%, tender 12/15/25 (b)	710,000	642,184
Series 2011 A, 1%, tender 9/1/25 (b)(d)	670,000	618,301
(Arch Resources Proj.) Series 2020, 5%, tender 7/1/25 (b)(d)	420,000	420,235
(Wheeling Pwr. Co. - Mitchell Proj.) Series 2013 A, 3%, tender 6/18/27 (b)(d)	975,000	924,083
West Virginia Hosp. Fin. Auth. Hosp. Rev.:
Series 2018 A:
4% 1/1/37	250,000	235,338
4% 6/1/51	1,495,000	1,389,660
4.125% 1/1/47	300,000	265,018
5% 1/1/31	200,000	205,981
5% 1/1/32	160,000	164,329
5% 1/1/33	105,000	107,511
Series 2019 A:
5% 9/1/38	175,000	176,676
5% 9/1/39	50,000	50,193
West Virginia Hsg. Dev. Fund Series 2018 A:
3.45% 11/1/33	135,000	131,720
3.75% 11/1/38	125,000	117,857
West Virginia Parkways Auth. Series 2021:
5% 6/1/25	705,000	728,213
5% 6/1/26	705,000	742,381
5% 6/1/27	705,000	757,129
5% 6/1/28	1,060,000	1,161,710
West Virginia Wtr. Dev. Auth. Series 2016 AII, 5% 11/1/33	140,000	146,713
Wheeling Combined Wtrwks. and Sewerage Sys. Series 2021 A, 4% 6/1/46	125,000	120,573
TOTAL WEST VIRGINIA		10,937,265
Wisconsin - 1.0%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 4% 1/1/45	220,000	199,573
Mount Pleasant Tax Increment Rev. Series 2018 A:
5% 4/1/43	420,000	440,890
5% 4/1/48	2,890,000	2,954,353
Pub. Fin. Auth. Charter School Rev. Series 2020 A:
4% 7/1/30 (f)	55,000	50,893
5% 7/1/40 (f)	100,000	91,599
5% 7/1/55 (f)	205,000	173,906
Pub. Fin. Auth. Ed. Rev. Mountain Island Charter School:
Series 2015:
4.95% 3/1/30 (f)	25,000	25,166
5.25% 3/1/35 (f)	25,000	25,262
Series 2017 A, 5.125% 6/15/47 (f)	370,000	316,927
Series 2017:
5% 7/1/37	115,000	115,212
5% 7/1/47	280,000	271,660
5% 7/1/52	605,000	577,689
Series 2019 A:
4% 6/15/29 (f)	130,000	121,109
5% 6/15/39 (f)	140,000	125,972
5% 6/15/49 (f)	245,000	202,598
Series 2022:
5% 1/1/42 (f)	500,000	453,791
5% 6/15/42	130,000	123,868
5.25% 6/15/52	190,000	181,136
5.375% 6/15/57	180,000	173,105
5.5% 6/15/62	285,000	274,864
Series 2023 A, 6.25% 6/15/48 (f)(h)	705,000	699,698
Pub. Fin. Auth. Edl. Facilities:
Series 2016, 5.5% 1/1/47	250,000	250,349
Series 2018 A:
5.25% 10/1/43	1,195,000	1,171,464
5.25% 10/1/48	1,195,000	1,146,330
Series 2021, 4% 3/1/27 (f)	795,000	747,362
Series 2022 A:
5.25% 3/1/42	770,000	772,643
5.25% 3/1/47	5,650,000	5,627,973
Pub. Fin. Auth. Edl. Rev. Series 2019:
5% 6/15/39	40,000	40,297
5% 6/15/49	130,000	126,498
5% 6/15/53	85,000	81,818
Pub. Fin. Auth. Health Care Sys. Rev. Series 2022 A:
4% 10/1/52	2,030,000	1,903,866
5% 10/1/52	2,000,000	2,066,756
Pub. Fin. Auth. Higher Edcuational Faclities Rev. (Gannon Univ. Proj.) Series 2017:
5% 5/1/42	235,000	226,105
5% 5/1/47	125,000	117,393
Pub. Fin. Auth. Hosp. Rev.:
(Renown Reg'l. Med. Ctr. Proj.) Series 2020 A:
5% 6/1/34	420,000	443,843
5% 6/1/38	600,000	617,865
Series 2019 A:
4% 10/1/49	1,680,000	1,534,217
5% 10/1/44	2,100,000	2,135,407
Series 2021 A, 4% 2/1/51	180,000	153,354
Pub. Fin. Auth. Hotel Rev. (Grand Hyatt San Antonio Hotel Acquisition Proj.) Series 2022 A:
5% 2/1/42	795,000	787,385
5% 2/1/52	1,545,000	1,464,761
5% 2/1/62	1,490,000	1,389,297
Pub. Fin. Auth. Hotel/Conference Ctr. Facilities Rev. Series 2021 A:
4% 9/1/36 (f)	400,000	355,395
4% 9/1/41 (f)	360,000	297,237
4% 9/1/51 (f)	670,000	505,467
4% 9/1/56 (f)	355,000	260,902
Pub. Fin. Auth. Ltd. Oblig.:
(American Dream @ Meadowlands Proj.) Series 2017 A, 6.25% 8/1/27 (f)	2,810,000	2,146,138
Series 2017, 5.625% 8/1/24 (f)(g)	1,105,000	843,944
Pub. Fin. Auth. Ltd. Oblig. Pilot Rev. (American Dream Meadowlands Proj.) Series 2017, 7% 12/1/50 (f)	1,705,000	1,463,244
Pub. Fin. Auth. Retirement Cmntys. Rev. Series 2020 A, 5% 11/15/41	635,000	606,970
Pub. Fin. Auth. Rev.:
(CFP3 - Eastern Michigan Univ. Student Hsg. Proj.) Series 2022 A1:
5.25% 7/1/42	1,775,000	1,927,080
5.375% 7/1/47	1,350,000	1,458,273
5.5% 7/1/52	1,490,000	1,618,983
5.625% 7/1/55	1,140,000	1,240,111
(Irving Convention Ctr. Hotel) Series 2017 A2, 7% 1/1/50 (f)	300,000	325,180
Series 2016 A, 5% 1/1/24 (d)	520,000	521,780
Series 2016 B, 5% 12/1/25 (d)	1,140,000	1,154,932
Series 2016 C, 4.3% 11/1/30 (d)	705,000	687,924
Series 2016 D, 4.05% 11/1/30	350,000	336,097
Pub. Fin. Auth. Spl. Facilities Rev.:
(Sky Harbour Cap. Llc Aviation Facilities Proj.) Series 2021, 4% 7/1/41 (d)	500,000	381,900
Series 2021, 4.25% 7/1/54 (d)	1,930,000	1,381,317
Pub. Fin. Auth. Sr. Living Rev.:
(Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (f)	130,000	128,879
5% 5/15/28 (f)	190,000	185,363
5.25% 5/15/37 (f)	455,000	425,896
5.25% 5/15/42 (f)	310,000	279,016
5.25% 5/15/47 (f)	850,000	738,483
5.25% 5/15/52 (f)	965,000	822,910
(Rose Villa Proj.) Series 2014 A:
5.125% 11/15/29 (Pre-Refunded to 11/15/24 @ 100) (f)	100,000	101,905
5.5% 11/15/34 (Pre-Refunded to 11/15/24 @ 100) (f)	95,000	97,308
5.75% 11/15/44 (Pre-Refunded to 11/15/24 @ 100) (f)	80,000	82,224
6% 11/15/49 (Pre-Refunded to 11/15/24 @ 100) (f)	155,000	159,785
Series 2019 A, 4% 1/1/46	500,000	390,644
Pub. Fin. Auth. Student Hsg.:
(Beyond Boone, LLC - Appalachian State Univ. Proj.) Series 2020 A:
4% 7/1/45 (Assured Guaranty Muni. Corp. Insured)	170,000	157,752
4% 7/1/50 (Assured Guaranty Muni. Corp. Insured)	145,000	131,105
4% 7/1/55 (Assured Guaranty Muni. Corp. Insured)	165,000	145,711
(CHF - Wilmington, L.L.C. - Univ. of North Carolina at Wilmington Proj.) Series 2018:
5% 7/1/48 (Assured Guaranty Muni. Corp. Insured)	1,280,000	1,318,646
5% 7/1/53 (Assured Guaranty Muni. Corp. Insured)	760,000	780,224
5% 7/1/58 (Assured Guaranty Muni. Corp. Insured)	1,065,000	1,093,340
(NC A&T Real Estate Estate Foundation, LLC Proj.) Series 2019 A, 5% 6/1/49	250,000	230,131
(Univ. of Hawai'i Foundation Proj.):
Series 2021 B, 5.25% 7/1/61 (f)	355,000	269,706
Series 2021, 4% 7/1/61 (f)	1,505,000	1,076,704
Series 2018, 5% 7/1/36 (Assured Guaranty Muni. Corp. Insured)	105,000	110,460
Series 2019 A, 5% 7/1/44 (Assured Guaranty Muni. Corp. Insured)	80,000	81,777
Series 2021 A1, 4% 7/1/51 (f)	575,000	433,651
Series 2021 A2, 5.35% 7/1/40 (f)	300,000	248,210
Series 2022 A, 5% 5/1/60 (f)	195,000	168,982
Series 2022 B, 9% 5/1/71 (f)	100,000	101,325
Pub. Fin. Auth. Wisconsin Arpt. Facilities Rev. Series 2012 B:
5% 7/1/42 (d)	385,000	379,424
5.25% 7/1/28 (d)	2,265,000	2,266,376
Pub. Fin. Auth. Wisconsin Retirement Facility Rev.:
Series 2018:
5% 10/1/43 (f)	1,425,000	1,215,600
5% 10/1/48 (f)	750,000	615,902
5% 10/1/53 (f)	1,435,000	1,149,708
Series 2021 A:
4% 10/1/46	65,000	48,984
4% 10/1/51	195,000	139,886
Series 2021 C, 4% 10/1/41	50,000	40,066
Series 2021, 4% 12/1/56	250,000	204,038
Roseman Univ. of Health:
(Church Home of Hartford, Inc. Proj.) Series 2015 A:
5% 9/1/30 (f)	150,000	144,340
5% 9/1/38 (f)	290,000	258,333
(Fargo-Moorhead Metropolitan Area Flood Risk Mgmt. Proj.) Series 2021, 4% 9/30/51 (d)	550,000	438,067
(Roseman Univ. of Health Sciences Proj.) Series 2015, 5.875% 4/1/45	300,000	303,676
(Searstone CCRC Proj.):
Series 2017 A:
5.513% 6/1/37 (b)	1,150,000	1,196,000
5.613% 6/1/47 (b)	1,585,000	1,648,400
5.688% 6/1/52 (b)	555,000	577,200
Series 2021 B2, 2.25% 6/1/27 (f)	470,000	433,979
Series 2023 A, 5% 6/1/52 (f)	1,140,000	916,834
(Ultimate Med. Academy Proj.) Series 2019 A, 5% 10/1/39 (f)	500,000	480,011
(Wonderful Foundations Charter School Portfolio Projs.):
Series 2020 A1, 5% 1/1/55 (f)	1,050,000	774,187
Series 2020 B, 0% 1/1/60 (f)	300,000	16,664
Series 2020:
5% 1/1/40	250,000	241,515
5% 4/1/40 (f)	410,000	395,500
5% 4/1/40 (Pre-Refunded to 4/1/30 @ 100) (f)	15,000	16,943
5% 1/1/45	725,000	682,986
5% 4/1/50 (f)	295,000	270,170
Series 2021 A:
3% 7/1/50	1,150,000	823,211
4.5% 6/1/56 (f)	8,170,000	5,996,354
Series 2021 B, 6.5% 6/1/56 (f)	1,870,000	1,499,318
Series 2021 C, 2.75% 6/1/26 (f)	250,000	241,800
Series 2022:
4% 4/1/32 (f)	515,000	485,246
4% 1/1/47	100,000	84,904
4% 1/1/52	105,000	85,467
Series 2023 A, 5% 6/1/37 (f)	510,000	468,958
Series 2023, 5.5% 7/1/39 (d)	935,000	968,917
Univ. of Wisconsin Hosp. & Clinics Auth. Series 2021 B, 4% 4/1/51	2,890,000	2,708,791
Waunakee Wis Cmnty. School District Series 2023, 3.25% 4/1/28	1,000,000	979,732
Wisconsin Ctr. District Tax Rev.:
Series 2020 C:
0% 12/15/31 (Assured Guaranty Muni. Corp. Insured)	100,000	71,759
0% 12/15/32 (Assured Guaranty Muni. Corp. Insured)	140,000	95,880
0% 12/15/33 (Assured Guaranty Muni. Corp. Insured)	135,000	88,129
0% 12/15/34 (Assured Guaranty Muni. Corp. Insured)	125,000	77,576
0% 12/15/35 (Assured Guaranty Muni. Corp. Insured)	160,000	94,042
0% 12/15/36 (Assured Guaranty Muni. Corp. Insured)	155,000	85,905
0% 12/15/37 (Assured Guaranty Muni. Corp. Insured)	155,000	80,949
0% 12/15/38 (Assured Guaranty Muni. Corp. Insured)	160,000	79,183
0% 12/15/39 (Assured Guaranty Muni. Corp. Insured)	150,000	70,072
0% 12/15/40 (Assured Guaranty Muni. Corp. Insured)	35,000	15,460
Series 2020 D:
0% 12/15/32 (Assured Guaranty Muni. Corp. Insured)	135,000	92,455
0% 12/15/33 (Assured Guaranty Muni. Corp. Insured)	210,000	137,089
0% 12/15/34 (Assured Guaranty Muni. Corp. Insured)	200,000	124,122
0% 12/15/35 (Assured Guaranty Muni. Corp. Insured)	300,000	176,328
0% 12/15/36 (Assured Guaranty Muni. Corp. Insured)	310,000	171,810
0% 12/15/37 (Assured Guaranty Muni. Corp. Insured)	505,000	263,738
0% 12/15/38 (Assured Guaranty Muni. Corp. Insured)	545,000	269,718
0% 12/15/39 (Assured Guaranty Muni. Corp. Insured)	595,000	277,952
0% 12/15/40 (Assured Guaranty Muni. Corp. Insured)	255,000	112,635
Wisconsin Envir. Impt. Fund Rev. Series 2020 A, 5% 6/1/35	1,715,000	1,910,286
Wisconsin Gen. Oblig.:
Series 2014 4, 5% 5/1/25	80,000	82,022
Series 2021 A:
5% 5/1/33	35,000	38,623
5% 5/1/36	4,785,000	5,214,126
Series 2022 A, 5% 5/1/34	255,000	295,042
Wisconsin Health & Edl. Facilities:
(Ascension Health Cr. Group Proj.) Series 2016 A, 5% 11/15/36	605,000	625,976
(Saint John's Cmntys., Inc. Proj.) Series 2018 A:
5% 9/15/40 (Pre-Refunded to 9/15/23 @ 100)	235,000	235,920
5% 9/15/45 (Pre-Refunded to 9/15/23 @ 100)	315,000	316,233
5% 9/15/50 (Pre-Refunded to 9/15/23 @ 100)	1,615,000	1,621,321
Series 2014:
4% 5/1/33	505,000	505,688
5% 5/1/25	45,000	45,436
Series 2015, 5% 12/15/44	435,000	437,255
Series 2016 A:
5% 2/15/28	290,000	297,633
5% 2/15/29	375,000	385,145
5% 2/15/30	415,000	426,064
Series 2017 A:
5% 9/1/29 (Pre-Refunded to 9/1/27 @ 100)	705,000	758,260
5% 9/1/30 (Pre-Refunded to 9/1/27 @ 100)	70,000	75,288
5% 9/1/31 (Pre-Refunded to 9/1/27 @ 100)	120,000	129,066
5% 9/1/32 (Pre-Refunded to 9/1/27 @ 100)	60,000	64,533
5% 9/1/33 (Pre-Refunded to 9/1/27 @ 100)	210,000	225,865
5% 9/1/35 (Pre-Refunded to 9/1/27 @ 100)	230,000	247,376
Series 2017 C:
4% 2/15/42	625,000	553,817
4% 2/15/50	610,000	502,458
5% 2/15/47	170,000	165,422
Series 2017:
5% 6/1/37	155,000	139,913
5% 6/1/41	235,000	204,673
Series 2018, 5% 4/1/34	1,545,000	1,677,694
Series 2019 A:
5% 11/1/25	15,000	14,647
5% 11/1/26	250,000	241,551
5% 11/1/29	10,000	9,397
5% 12/1/30	20,000	21,586
5% 12/1/31	20,000	21,579
5% 12/1/32	20,000	21,563
5% 12/1/33	20,000	21,529
5% 12/1/34	20,000	21,462
5% 12/1/35	30,000	32,003
5% 11/1/39	405,000	344,587
5% 7/1/44	30,000	30,716
5% 11/1/46	1,195,000	954,494
5% 7/1/49	530,000	540,737
5% 11/1/54	1,745,000	1,332,233
Series 2019 B, 5% 7/1/38	25,000	25,791
Series 2019 B1, 2.825% 11/1/28	335,000	295,104
Series 2019 B2, 2.55% 11/1/27	80,000	74,792
Series 2019:
5% 10/1/24	15,000	15,288
5% 10/1/26	35,000	36,910
5% 10/1/30	285,000	310,926
5% 10/1/32	600,000	652,212
Series 2020 A:
4% 2/15/36 (Assured Guaranty Muni. Corp. Insured)	255,000	257,593
4% 2/15/37 (Assured Guaranty Muni. Corp. Insured)	230,000	230,678
Series 2022 A, 4% 4/1/40	4,510,000	4,246,008
Wisconsin Health & Edl. Facilities Auth. Rev.:
Series 2012, 5% 6/1/39	65,000	64,252
Series 2021:
4% 1/1/37	485,000	393,010
4% 1/1/47	595,000	425,200
4% 1/1/57	1,040,000	692,815
Series 2022 A, 5.5% 12/1/52	3,070,000	3,315,979
Series 2022:
4% 9/15/36	105,000	89,131
4% 9/15/41	105,000	84,574
4% 9/15/45	90,000	68,942
Wisconsin Hsg. & Econ. Dev. Auth.:
Series 2021 A, 3% 3/1/52	55,000	52,402
Series 2021 C, 3% 9/1/52	1,100,000	1,048,919
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (b)	205,000	196,971
0.81%, tender 5/1/25 (b)	685,000	646,128
TOTAL WISCONSIN		123,272,398
Wyoming - 0.0%
Laramie County Hosp. Rev. (Cheyenne Reg'l. Med. Ctr. Proj.) Series 2021:
4% 5/1/35	45,000	45,498
4% 5/1/37	40,000	39,437
Wyoming Cmnty. Dev. Auth. Hsg. Rev.:
Series 2019 3, 3.75% 12/1/49	130,000	128,545
Series 2022 1, 3.5% 6/1/52	1,075,000	1,043,008
TOTAL WYOMING		1,256,488
TOTAL MUNICIPAL BONDS (Cost $7,954,903,902)		7,764,797,192

Municipal Notes - 1.2%
	Principal Amount (a)	Value ($)
Alabama - 0.1%
Columbia Indl. Dev. Board Poll. Cont. Rev. (Alabama Pwr. Co. Proj.) Series 2014 B, 3.99% 6/1/23, VRDN (b)	3,700,000	3,700,000
West Jefferson Indl. Dev. Board Solid Waste Disp. Rev. (Alabama Pwr. Co. Miller Plant Proj.) Series 2008, 4.15% 6/1/23, VRDN (b)(d)	1,000,000	1,000,000
Wilsonville Indl. Dev. Board Poll. Cont. Rev. (Alabama Pwr. Co. Proj.) Series D, 4% 6/1/23, VRDN (b)	4,100,000	4,100,000
TOTAL ALABAMA		8,800,000
Alaska - 0.0%
Valdez Marine Term. Rev. (Exxon Pipeline Co. Proj.) Series 1993 C, 3.85% 6/1/23, VRDN (b)	300,000	300,000
Arizona - 0.0%
Arizona Health Facilities Auth. Rev. Series 2015 C, 3.85% 6/1/23, LOC Bank of America NA, VRDN (b)	250,000	250,000
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2019 A, 3.85% 6/1/23, LOC JPMorgan Chase Bank, VRDN (b)	100,000	100,000
Phoenix Indl. Dev. Auth. Health Care Facilities Series 2014 B, 3.85% 6/1/23 (Liquidity Facility Northern Trust Co.), VRDN (b)	600,000	600,000
TOTAL ARIZONA		950,000
California - 0.3%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2023 A, 2.7% 6/1/23, LOC Barclays Bank PLC, VRDN (b)	1,800,000	1,800,000
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN:
Series MIZ 91 21, 4.65% 6/1/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(l)(m)	6,240,000	6,240,000
Series MIZ 91 22, 4.65% 6/1/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(d)(l)(m)	26,000,000	26,000,000
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2001 B3, 2.85% 6/1/23 (Liquidity Facility Barclays Bank PLC), VRDN (b)	300,000	300,000
Series 2021 A1, 2.85% 6/1/23 (Liquidity Facility Royal Bank of Canada), VRDN (b)	800,000	800,000
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2019 A, 2.85% 6/1/23 (Liquidity Facility Barclays Bank PLC), VRDN (b)	1,200,000	1,200,000
TOTAL CALIFORNIA		36,340,000
Delaware - 0.0%
Univ. of Delaware Rev. Series 2005, 3.95% 6/1/23 (Liquidity Facility TD Banknorth, NA), VRDN (b)	500,000	500,000
Florida - 0.0%
Hillsborough County Indl. Dev. Auth. Series 2020 B, 3.95% 6/1/23, LOC TD Banknorth, NA, VRDN (b)	3,600,000	3,600,000
Georgia - 0.2%
Bartow County Dev. Auth. (Georgia Pwr. Co. Plant Bowen Proj.) Series 2022:
4.2% 6/1/23, VRDN (b)(d)	9,700,000	9,700,000
4.35% 6/1/23, VRDN (b)(d)	1,000,000	1,000,000
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.):
First Series 2009, 4.25% 6/1/23, VRDN (b)	11,050,000	11,050,000
Series 2008, 4.11% 6/1/23, VRDN (b)	2,500,000	2,500,000
TOTAL GEORGIA		24,250,000
Idaho - 0.0%
Idaho Health Facilities Auth. Rev. (St. Luke's Health Sys. Proj.) Series 2018 C, 3.98% 6/1/23, LOC U.S. Bank NA, Cincinnati, VRDN (b)	5,100,000	5,100,000
Illinois - 0.0%
Illinois Fin. Auth. Rev. (The Univ. of Chicago Med. Ctr. Proj.) Series 2009 D2, 3.7% 6/1/23, LOC PNC Bank NA, VRDN (b)	700,000	700,000
Indiana - 0.0%
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series B, 3.98% 6/1/23, LOC U.S. Bank NA, Cincinnati, VRDN (b)	1,400,000	1,400,000
Kentucky - 0.0%
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.) Series 2020 A1, 4.95% 6/1/23, VRDN (b)(d)	300,000	300,000
Minnesota - 0.0%
Minneapolis Health Care Sys. Rev. (Fairview Health Svcs.) Series 2018 C, 3.85% 6/1/23, LOC Wells Fargo Bank NA, VRDN (b)	100,000	100,000
Mississippi - 0.1%
Jackson County Port Facilities Rev. (Chevron U.S.A., Inc. Proj.) Series 1993, 3.85%, VRDN (b)	100,000	100,000
Mississippi Bus. Fin. Corp.:
(Chevron U.S.A., Inc. Proj.):
Series 2011 A, 4% 6/1/23, VRDN (b)	1,560,000	1,560,000
Series 2011 D, 4% 6/1/23, VRDN (b)	2,560,000	2,560,000
(Chevron U.S.A., Inc. Proj.) Series 2010 I, 3.85% 6/1/23, VRDN (b)	3,800,000	3,800,000
Series 2009 E, 3.85% 6/1/23, VRDN (b)	950,000	950,000
Series 2011 G, 3.85% 6/1/23, VRDN (b)	3,595,000	3,595,000
TOTAL MISSISSIPPI		12,565,000
Missouri - 0.0%
Missouri Health & Edl. Facilities Rev.:
(Saint Louis Univ. Proj.) Series 2008 B2, 3.8% 6/1/23, LOC Wells Fargo Bank NA, VRDN (b)	2,865,000	2,865,000
Series 2018 F, 4.15% 6/1/23, VRDN (b)	300,000	300,000
TOTAL MISSOURI		3,165,000
New York - 0.3%
New York City Gen. Oblig.:
Series 2006 I4, 3.9% 6/1/23 (Liquidity Facility TD Banknorth, NA), VRDN (b)	3,910,000	3,910,000
Series 2018 E, 3.9% 6/1/23 (Liquidity Facility TD Banknorth, NA), VRDN (b)	10,000,000	10,000,000
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2011 DD-1, 3.9% 6/1/23 (Liquidity Facility TD Banknorth, NA), VRDN (b)	270,000	270,000
Series 2014 AA, 3.9% 6/1/23 (Liquidity Facility TD Banknorth, NA), VRDN (b)	3,090,000	3,090,000
Series 2021 EE2, 3.98% 6/1/23 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (b)	400,000	400,000
Series 2023 BB2, 3.85% 6/1/23 (Liquidity Facility Mizuho Corporate Bank Ltd.), VRDN (b)	600,000	600,000
Series 2023 CC, 4.15% 6/1/23 (Liquidity Facility Barclays Bank PLC), VRDN (b)	500,000	500,000
New York City Transitional Fin. Auth. Rev. Series 2003 A4, 3.9% 6/1/23 (Liquidity Facility TD Banknorth, NA), VRDN (b)	22,340,000	22,340,000
TOTAL NEW YORK		41,110,000
Non-State Specific - 0.0%
Fed. Home Ln. Mtg. Corp. Series 2018 M46, 2.625% 6/7/23 (Liquidity Facility Freddie Mac), VRDN (b)(f)	3,625,000	3,043,624
Texas - 0.1%
Harris County Health Facilities Dev. Corp. Rev. (Methodist Hosp. Proj.) Series A1, 3.9% 6/1/23, VRDN (b)	400,000	400,000
Houston Util. Sys. Rev. Series 2012 B, 3.45% 6/7/23 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (b)	2,000,000	2,000,000
Lower Neches Valley Auth. Indl. Dev. Corp. Exempt Facilities Rev. (ExxonMobil Proj.):
Series 2001 A, 3.85% 6/1/23, VRDN (b)	400,000	400,000
Series 2001 B, 3.9% 6/1/23, VRDN (b)(d)	1,155,000	1,155,000
Series 2001 B2, 3.9% 6/1/23, VRDN (b)(d)	1,180,000	1,180,000
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Baylor Health Care Sys. Proj.) Series 2011 C, 3.95% 6/1/23, LOC TD Banknorth, NA, VRDN (b)	500,000	500,000
TOTAL TEXAS		5,635,000
Utah - 0.1%
Murray City Hosp. Rev. (IHC Health Svcs., Inc. Proj.) Series 2005 B, 3.85% 6/1/23 (Liquidity Facility JPMorgan Chase Bank), VRDN (b)	450,000	450,000
Utah County Hosp. Rev. Series 2018 C, 3.7% 6/1/23 (Liquidity Facility TD Banknorth, NA), VRDN (b)	4,700,000	4,700,000
TOTAL UTAH		5,150,000
Wisconsin - 0.0%
Pub. Fin. Auth. Health Care Sys. Rev. Series 2023 E, 3.64% 6/7/23, LOC Truist Bank, VRDN (b)	4,190,000	4,190,000
TOTAL MUNICIPAL NOTES (Cost $157,479,223)		157,198,624

Municipal Bond Funds - 34.0%
	Shares	Value ($)
Allspring Municipal Bond Fund - Class Admin	102,282,593	988,049,830
American High-Income Municipal Bond Fund Class F-2	1,248,394	18,164,130
BlackRock National Municipal Fund Investor A Shares	38,086,964	381,250,506
DWS Managed Municipal Bond Fund - Class S	45,165,331	359,967,691
DWS Strategic High Yield Tax-Free Fund Class S	1,862,854	19,094,256
Franklin Federal Tax-Free Income Fund - Class R6	64,313,867	684,299,544
iShares National Municipal Bond ETF	6,171,218	656,432,459
MainStay MacKay High Yield Municipal Bond Fund Class A	7,784,031	89,282,840
Nuveen California AMT-Free Quality Municipal Income Fund Preferred Shares 3.86% (b)(f)(n)	899,991	899,991
T. Rowe Price Summit Municipal Income Fund Investor Class	37,593	413,894
T. Rowe Price Tax-Free High Yield Fund	11,182,169	119,537,384
T. Rowe Price Tax-Free Income Fund - I Class	250	2,303
Vanguard High-Yield Tax-Exempt Fund Admiral Shares	219	2,273
Vanguard Long-Term Tax-Exempt Fund Admiral Shares	83,566,941	890,823,591
Vanguard Tax-Exempt Bond Index Fund ETF	4,133,886	206,694,300
TOTAL MUNICIPAL BOND FUNDS (Cost $4,500,226,255)		4,414,914,992

Money Market Funds - 4.7%
	Shares	Value ($)
Fidelity Investments Money Market Government Portfolio Class I 4.98% (o)(p)	28,971,238	28,971,238
Fidelity Investments Money Market Government Portfolio Institutional Class 5.02% (o)(p)	500,511,324	500,511,324
Fidelity Municipal Cash Central Fund 3.74% (q)(r)	63,908,099	63,920,881
Fidelity SAI Municipal Money Market Fund 3.40% (o)(p)	2,559	2,559
Invesco Government & Agency Portfolio Institutional Class 5.04% (o)	19,981,894	19,981,894
TOTAL MONEY MARKET FUNDS (Cost $613,387,897)		613,387,896

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $13,225,997,277)	12,950,298,704
NET OTHER ASSETS (LIABILITIES) - 0.3%	45,043,570
NET ASSETS - 100.0%	12,995,342,274

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	190	Sep 2023	21,749,063	(138,841)	(138,841)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	85	Sep 2023	10,909,219	(177,614)	(177,614)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	150	Sep 2023	18,067,969	(174,885)	(174,885)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	85	Sep 2023	11,634,375	(240,756)	(240,756)

TOTAL FUTURES CONTRACTS					(732,096)
The notional amount of futures sold as a percentage of Net Assets is 0.5%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $93,755,151.

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $383,823,091 or 3.0% of net assets.

(g)	Level 3 security
(h)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i)	Non-income producing - Security is in default.
(j)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(k)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(l)	Provides evidence of ownership in one or more underlying municipal bonds.
(m)	Coupon rates are determined by re-marketing agents based on current market conditions.
(n)	Non-income producing
(o)	The rate quoted is the annualized seven-day yield of the fund at period end.
(p)	Affiliated Fund
(q)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(r)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.74%	-	295,178,881	231,258,000	1,583,680	-	-	63,920,881	3.2%
Total	-	295,178,881	231,258,000	1,583,680	-	-	63,920,881

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Municipal Income Fund Class Z	52,540,757	191,281	52,140,429	312,152	(1,514,743)	923,134	-
Fidelity Investments Money Market Government Portfolio Class I 4.98%	19,197,461	663,125,972	653,352,195	103,606	-	-	28,971,238
Fidelity Investments Money Market Government Portfolio Institutional Class 5.02%	297,808,048	3,675,154,559	3,472,451,284	12,805,406	-	1	500,511,324
Fidelity SAI Municipal Income Fund	1,562,415,414	-	1,513,520,972	1,817,192	(148,009,284)	99,114,842	-
Fidelity SAI Municipal Money Market Fund 3.40%	2,502	56	-	57	-	1	2,559
Fidelity SAI Tax-Free Bond Fund	132,748,349	2,750,000	131,430,856	152,269	(10,484,956)	6,417,463	-
Fidelity Tax-Free Bond Fund	186,324,548	-	180,390,645	356,680	(9,650,202)	3,716,299	-
	2,251,037,079	4,341,221,868	6,003,286,381	15,547,362	(169,659,185)	110,171,740	529,485,121

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	7,921,995,816	-	7,917,585,925	4,409,891

Municipal Bond Funds	4,414,914,992	4,414,015,001	899,991	-

Money Market Funds	613,387,896	613,387,896	-	-
Total Investments in Securities:	12,950,298,704	5,027,402,897	7,918,485,916	4,409,891
Derivative Instruments:

Liabilities
Futures Contracts	(732,096)	(732,096)	-	-
Total Liabilities	(732,096)	(732,096)	-	-
Total Derivative Instruments:	(732,096)	(732,096)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Interest Rate Risk
Futures Contracts (a)	0	(732,096)
Total Interest Rate Risk	0	(732,096)
Total Value of Derivatives	0	(732,096)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $12,632,591,275)	$12,356,892,702
Fidelity Central Funds (cost $63,920,881)	63,920,881
Other affiliated issuers (cost $529,485,121)	529,485,121

Total Investment in Securities (cost $13,225,997,277)		$12,950,298,704
Segregated cash with brokers for derivative instruments		1,802,000
Cash		99,937
Receivable for investments sold		44,482,622
Receivable for fund shares sold		15,873,701
Dividends receivable		343,749
Interest receivable		110,097,570
Distributions receivable from Fidelity Central Funds		216,085
Prepaid expenses		31,788
Total assets		13,123,246,156
Liabilities
Payable for investments purchased
Regular delivery	$44,287,817
Delayed delivery	26,307,032
Payable for fund shares redeemed	17,598,843
Distributions payable	38,283,508
Accrued management fee	733,889
Payable for daily variation margin on futures contracts	339,219
Other payables and accrued expenses	353,574
Total Liabilities		127,903,882
Net Assets		$12,995,342,274
Net Assets consist of:
Paid in capital		$14,285,551,392
Total accumulated earnings (loss)		(1,290,209,118)
Net Assets		$12,995,342,274
Net Asset Value , offering price and redemption price per share ($12,995,342,274 ÷ 1,489,106,509 shares)		$8.73

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends:
Unaffiliated issuers		$113,788,232
Affiliated issuers		15,547,362
Interest		261,903,551
Income from Fidelity Central Funds		1,543,037
Total Income		392,782,182
Expenses
Management fee	$36,930,585
Custodian fees and expenses	91,459
Independent trustees' fees and expenses	74,967
Registration fees	1,369,241
Audit	106,083
Legal	16,233
Miscellaneous	55,409
Total expenses before reductions	38,643,977
Expense reductions	(28,609,034)
Total expenses after reductions		10,034,943
Net Investment income (loss)		382,747,239
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(564,065,088)
Affiliated issuers	(169,659,185)
Futures contracts	8,390,646
Capital gain distributions from underlying funds:
Unaffiliated issuers	401,671
Affiliated issuers	643
Total net realized gain (loss)		(724,931,313)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	185,018,633
Affiliated issuers	110,171,740
Futures contracts	(1,436,208)
Total change in net unrealized appreciation (depreciation)		293,754,165
Net gain (loss)		(431,177,148)
Net increase (decrease) in net assets resulting from operations		$(48,429,909)
Statement of Changes in Net Assets

	Year ended May 31, 2023	For the period June 17, 2021 (commencement of operations) through May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$382,747,239	$113,840,575
Net realized gain (loss)	(724,931,313)	(293,471,519)
Change in net unrealized appreciation (depreciation)	293,754,165	(570,184,834)
Net increase (decrease) in net assets resulting from operations	(48,429,909)	(749,815,778)
Distributions to shareholders	(378,348,172)	(113,615,112)
Share transactions
Proceeds from sales of shares	19,178,105,406	15,753,905,938
Reinvestment of distributions	5,190	111,103
Cost of shares redeemed	(16,916,687,046)	(3,729,889,346)
Net increase (decrease) in net assets resulting from share transactions	2,261,423,550	12,024,127,695
Total increase (decrease) in net assets	1,834,645,469	11,160,696,805

Net Assets
Beginning of period	11,160,696,805	-
End of period	$12,995,342,274	$11,160,696,805

Other Information
Shares
Sold	2,198,716,832	1,647,644,902
Issued in reinvestment of distributions	593	11,205
Redeemed	(1,945,051,261)	(412,215,762)
Net increase (decrease)	253,666,164	1,235,440,345

Financial Highlights
Strategic Advisers® Municipal Bond Fund

Years ended May 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.03	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.293	.202
Net realized and unrealized gain (loss)	(.305)	(.984)
Total from investment operations	(.012)	(.782)
Distributions from net investment income	(.288)	(.187)
Distributions from net realized gain	-	(.001)
Total distributions	(.288)	(.188)
Net asset value, end of period	$8.73	$9.03
Total Return D,E	(.07)%	(7.92)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.34%	.31% H
Expenses net of fee waivers, if any	.09%	.06% H
Expenses net of all reductions	.09%	.06% H
Net investment income (loss)	3.35%	2.27% H
Supplemental Data
Net assets, end of period (000 omitted)	$12,995,342	$11,160,697
Portfolio turnover rate I	117%	134% H

A For the period June 17, 2021 (commencement of operations) through May 31, 2022.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Strategic Advisers Municipal Bond Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.   Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or ETFs, futures transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$77,296,994
Gross unrealized depreciation	(479,448,952)
Net unrealized appreciation (depreciation)	$(402,151,958)
Tax Cost	$13,352,450,662

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(887,417,478)
Net unrealized appreciation (depreciation) on securities and other investments	$(402,151,958)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(855,289,634)
Long-term	(32,127,844)
Total capital loss carryforward	$(887,417,478)

The tax character of distributions paid was as follows:

	May 31, 2023	May 31, 2022 A
Tax-exempt Income	372,225,825	112,367,525
Ordinary Income	$6,122,347	$ 1,247,587
Total	$378,348,172	$ 113,615,112

A   For the period June 17, 2021 (commencement of operations) through May 31, 2022

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Municipal Bond Fund	15,112,246,329	12,990,242,770

Unaffiliated Exchanges In-Kind . During the period, the Fund redeemed shares of Western Asset Managed Municipals Fund Class A, MFS Municipal Income Fund Class A and MainStay MacKay Tax Free Bond Fund Class A in exchange for investments and cash, if any, as noted in the following table. The Fund had a net realized loss $193,652,739 on the Fund's redemptions of Western Asset Managed Municipals Fund Class A, MFS Municipal Income Fund Class A and MainStay MacKay Tax Free Bond Fund Class A, which is included in "Net Realized gain (loss) on Investment Securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized a net loss on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
Western Asset Managed Municipals Fund Class A	1,069,484,120	(73,318,008)	70,038,253
MFS Municipal Income Fund Class A	1,158,725,927	(96,124,488)	140,451,627
MainStay MacKay Tax Free Bond Fund Class A	373,829,325	(24,210,243)	39,952,689

Prior Fiscal Year Unaffiliated Exchanges In-Kind .   During the prior period, the Fund redeemed shares of Delaware Tax-Free U.S.A. Fund Class A, MainStay MacKay High Yield Municipal Bond Fund Class A, MainStay MacKay Tax Free Bond Fund Class A, T. Rowe Price Summit Municipal Income Fund Investor Class, and T. Rowe Price Tax-Free High Yield Fund in exchange for investments as noted in the following table. The Fund had net realized gain (loss) on the Fund's redemptions of Delaware Tax-Free U.S.A. Fund Class A, MainStay MacKay High Yield Municipal Bond Fund Class A, MainStay MacKay Tax Free Bond Fund Class A, T. Rowe Price Summit Municipal Income Fund Investor Class, and T. Rowe Price Tax-Free High Yield Fund as noted in the following table. The Fund recognized a net loss on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
Delaware Tax-Free U.S.A. Fund Class A	266,484,556	(10,751,832)	23,070,010
MainStay MacKay High Yield Municipal Bond Fund Class A	294,446,031	(9,805,845)	22,519,084
MainStay MacKay Tax Free Bond Fund Class A	930,537,398	(8,482,561)	88,883,334
T. Rowe Price Summit Municipal Income Fund Investor Class	958,244,485	(27,712,297)	79,943,332
T. Rowe Price Tax-Free High Yield Fund	818,347,627	(19,277,866)	67,546,117
Total	3,268,060,097	(76,030,401)	281,961,877

5. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .32% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Delaware Investments Fund Advisers, FIAM LLC (an affiliate of the investment adviser), Mackay Shields LLC, Massachusetts Financial Services Company (MFS), T. Rowe Price Associates, Inc. and Western Asset Management Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Municipal Bond Fund	$ 88

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Affiliated Exchanges In-Kind.     During the period, the Fund redeemed shares of Fidelity Tax-Free Bond Fund, Fidelity SAI Municipal Income Fund and Fidelity SAI Tax-Free Bond Fund in exchange for investments and cash, if any, as noted in the following table. The Fund had a net realized loss of $167,992,109 on the Fund's redemptions of Fidelity Tax-Free Bond Fund, Fidelity SAI Municipal Income Fund and Fidelity SAI Tax-Free Bond Fund, which is included in "Net Realized gain (loss): Affiliated Issuers" in the accompanying Statement of Operations. The Fund recognized a net loss on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
Fidelity Tax-Free Bond Fund	180,390,645	(9,650,202)	16,954,008
Fidelity SAI Municipal Income Fund	1,510,770,968	(147,856,951)	157,700,519
Fidelity SAI Tax-Free Bond Fund	131,430,855	(10,484,956)	13,577,568

6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Municipal Bond Fund	$21,083

8. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $ 28,559,872.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $49,094 and $68, respectively.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Municipal Bond Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, and the statement of changes in net assets and the financial highlights for the year ended May 31, 2023 and for the period June 17, 2021 (commencement of operations) through May 31, 2022, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended May 31, 2023 and for the period June 17, 2021 (commencement of operations) through May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023

Strategic Advisers® Municipal Bond Fund	.08%
Actual		$ 1,000	$ 1,023.10	$ .40
Hypothetical- B		$ 1,000	$ 1,024.53	$ .40

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

A total of 19.82% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

During fiscal year ended 2023, 94.96% of the fund's income dividends was free from federal income tax, and 14.48% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9903614.101
SAM-ANN-0723
Strategic Advisers® Alternatives Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Strategic Advisers Alternatives Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers Alternatives Fund, on July 12, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE BofA US 3-Month Treasury Bill Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 2.92% for the 12 months ending May 31, 2023, according to the S&P 500 ® index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the S&P 500 ® returned -18.11% amid a multitude of risk factors. Record inflation prompted the U.S. Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears. Since March 2022, the Fed has raised its benchmark rate 10 times, by 5 percentage points, while also shrinking its massive asset portfolio. Against this backdrop, stocks struggled to gain traction until a rally in late 2022, as risk assets regained favor. The S&P 500 ® continued its advance in 2023, gaining 9.65% through May 31, supported by moderating inflation data, a resilient labor market, and indications the Fed was nearing the end of its interest rate hiking regime. A handful of mega-cap tech stocks have driven the index this year, as investors favored their perceived safety and that they remained largely insulated from the regional banking crisis in March that caused the Fed to reconsider its aggressive rate-hike campaign. Turning to fixed income, the Bloomberg U.S. Aggregate Bond Index returned -2.14% for the 12-month period. With the market anticipating the end of the Fed's cycle later this year, the index advanced 3.59% in the first four months of 2023 but returned -1.09% in May, when the continued strength of the labor market surprised analysts and suggested the Fed may need to keep rates higher for longer. For the full 12 months, short-term bonds outperformed their long-term counterparts, while higher-risk assets like corporate bonds and asset-backed securities outpaced U.S. Treasuries.
Comments from Portfolio Manager Maciej Sawicki:
For the fiscal year ending May 31, 2023, the Fund returned -0.11%, trailing the 3.15% gain of the benchmark ICE BofA U.S. 3-Month Treasury Bill Index. The Fund is designed to achieve low correlation with stocks over a full market cycle. It accomplished that goal during the 12-month reporting period and also met its volatility target. However, the Fund lagged its return target. The Fund's investments are organized into three categories: return-seeking, diversifying and defensive. During the period, investments in the diversifying category hampered performance. Within this group specifically, PIMCO Trends Managed Futures Strategy Fund (-8%) and a PIMCO sub-advised mandate pursuing the same strategy (-1%) struggled amid major market reversals in November 2022 and March 2023. This strategy seeks to capitalize on trends in global markets by taking long positions in assets that are rising and short positions in assets that are declining. Overall, the past 12 months was a difficult environment for trend-following approaches. T. Rowe Price Dynamic Global Bond Fund (-4%) also detracted, hampered by its hedges against downturns in corporate credit and global equity markets. Currency positioning also weighed on its performance. On the plus side, Eaton Vance Absolute Return Advantage Fund (+12%), Absolute Convertible Arbitrage Fund (+5%) and First Trust Merger Arbitrage Fund (+3%) added the most value. Eaton Vance employs a global strategy that seeks to find niche investment opportunities in many markets, and it capitalized on various market dislocations this period. The Absolute and First Trust funds run arbitrage strategies that hedge market risk. Both fared well during periods of market volatility the past 12 months. Lastly, the Equity Market Protective Put mandate from sub-adviser FIAM ® , which is in the defensive category, performed as expected, posting negative performance amid rising equity markets.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consolidated Investment Summary May 31, 2023 (Unaudited)

The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Absolute Convertible Arbitrage Fund Investor Shares	10.3
First Trust Merger Arbitrage Fund Class I	10.1
Westchester Capital Merger Fund	10.0
BlackRock Systematic Multi-Strategy Fund Investor A Shares	9.9
Eaton Vance Global Macro Absolute Return Advantage Fund Class A	8.2
LoCorr Long/Short Commodity Strategies Fund Class A	7.0
T. Rowe Price Dynamic Global Bond Fund Investor Class	6.5
Victory Market Neutral Income Fund Class I	6.0
JHancock Diversified Macro Fund Class A	5.1
Stone Ridge Diversified Alternatives Fund Class I	5.0
American Beacon AHL Managed Futures Strategy Fund A Class	4.5
Asset Allocation (% of Fund's net assets)

U.S. Government and U.S. Government Agency Obligations - (0.5)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Consolidated Schedule of Investments May 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 1.1%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.0%
Media - 0.0%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.5% 2/1/24		1,000,000	989,482
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
General Motors Financial Co., Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.760% 5.6246% 3/8/24 (b)(c)		218,000	217,062
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Eni SpA 4% 9/12/23 (d)		300,000	298,113
FINANCIALS - 0.8%
Banks - 0.4%
Banco Santander SA 3.892% 5/24/24		200,000	196,169
Bank of America Corp. 3.864% 7/23/24 (b)		300,000	299,080
Bank of Montreal:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.320% 5.2653% 7/9/24 (b)(c)		400,000	398,438
U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.710% 5.5746% 3/8/24 (b)(c)		500,000	500,362
Banque Federative du Credit Mutuel SA 3.75% 7/20/23 (d)		1,000,000	996,752
BNP Paribas SA 4.705% 1/10/25 (b)(d)		200,000	198,117
BPCE SA:
3 month U.S. LIBOR + 1.240% 6.3937% 9/12/23 (b)(c)(d)		250,000	250,372
4% 9/12/23 (Reg. S)		350,000	347,767
4% 4/15/24		300,000	295,574
Federation des caisses Desjardin U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.430% 5.4895% 5/21/24 (b)(c)(d)		200,000	199,310
ING Groep NV 3 month U.S. LIBOR + 1.000% 6.1766% 10/2/23 (b)(c)		500,000	500,558
KeyBank NA U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.340% 5.3339% 1/3/24 (b)(c)		500,000	488,890
Mitsubishi UFJ Financial Group, Inc. 3 month U.S. LIBOR + 0.860% 6.1281% 7/26/23 (b)(c)		1,000,000	1,000,631
National Australia Bank Ltd. Australian Bank Bill 3 Months Rate + 0.930% 4.625% 9/26/23 (b)(c)	AUD	600,000	390,911
National Bank of Canada U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.490% 5.554% 8/6/24 (b)(c)		800,000	796,733
NatWest Group PLC 3.875% 9/12/23		700,000	695,184
Nordea Bank ABP 3 month U.S. LIBOR + 0.940% 6.4031% 8/30/23 (b)(c)(d)		200,000	200,186
Skandinaviska Enskilda Banken AB 3 month U.S. LIBOR + 0.320% 5.2824% 9/1/23 (b)(c)(d)		200,000	199,917
			7,954,951
Capital Markets - 0.2%
CPPIB Capital, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.250% 6.0958% 3/11/26 (b)(c)		3,000,000	3,065,721
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.450% 5.5201% 1/25/24 (b)(c)		400,000	399,628
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.460% 5.5567% 11/10/23 (b)(c)		641,000	640,827
			4,106,176
Consumer Finance - 0.0%
Hyundai Capital America 0.8% 1/8/24 (d)		400,000	387,958
Toyota Motor Credit Corp. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.650% 5.585% 12/29/23 (b)(c)		280,000	280,308
			668,266
Financial Services - 0.2%
AB Svensk Exportkredit U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 6.0526% 2/23/24 (b)(c)		1,000,000	1,005,554
CNH Industrial Capital LLC 4.2% 1/15/24		800,000	792,221
KommuneKredit U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.000% 5.9656% 7/27/26 (Reg. S) (b)(c)		2,000,000	2,034,464
Nationwide Building Society 0.55% 1/22/24 (d)		300,000	290,235
ORIX Corp. 4.05% 1/16/24		1,000,000	990,841
Penske Truck Leasing Co. LP 3.9% 2/1/24 (d)		500,000	492,853
			5,606,168
Insurance - 0.0%
MassMutual Global Funding II:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.220% 5.0646% 6/2/23 (b)(c)(d)		300,000	300,000
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.220% 5.0646% 6/2/23 (Reg. S) (b)(c)		260,000	260,000
			560,000
TOTAL FINANCIALS			18,895,561
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.0%
HCA Holdings, Inc. 5% 3/15/24		500,000	496,493
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Index + 0.530% 5.4934% 10/18/24 (b)(c)		1,000,000	1,001,021
Pharmaceuticals - 0.0%
AstraZeneca PLC 3 month U.S. LIBOR + 0.660% 5.9954% 8/17/23 (b)(c)		200,000	199,935
TOTAL HEALTH CARE			1,697,449
INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.0%
Siemens Financieringsmaatschappij NV U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.430% 5.3041% 3/11/24 (b)(c)(d)		800,000	801,217
Machinery - 0.1%
Daimler Trucks Finance North America LLC U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.500% 5.3489% 6/14/23 (b)(c)(d)		500,000	500,008
Westinghouse Air Brake Tech Co. 4.4% 3/15/24		800,000	788,900
			1,288,908
Transportation Infrastructure - 0.0%
Korea Highway Corp. 0.928% 9/2/23	AUD	500,000	322,061
TOTAL INDUSTRIALS			2,412,186
UTILITIES - 0.1%
Electric Utilities - 0.1%
ENEL Finance International NV 2.65% 9/10/24 (d)		469,000	451,899
NextEra Energy Capital Holdings, Inc. 1.84% 3/1/25		50,000	50,553
Transpower New Zealand Ltd. 5.75% 8/28/23	AUD	1,200,000	782,913
United Energy Distribution Pty Ltd. 3.5% 9/12/23 (Reg. S)	AUD	1,200,000	778,323
			2,063,688
TOTAL NONCONVERTIBLE BONDS (Cost $26,733,101)			26,573,541

U.S. Government and Government Agency Obligations - 0.8%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.2%
Federal Home Loan Bank:
5.35% 5/17/24 (e)	2,000,000	1,990,455
5.36% 5/10/24 (m)	1,000,000	995,273
5.37% 5/21/24 (m)	1,000,000	995,485
Freddie Mac 5.375% 4/24/25	1,000,000	992,664
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		4,973,877
U.S. Treasury Obligations - 0.6%
U.S. Treasury Bills, yield at date of purchase 3.98% to 5.22% 6/1/23 to 9/12/23 (f)(m)	13,897,000	13,745,455
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $18,745,538)		18,719,332

U.S. Government Agency - Mortgage Securities - 0.2%
	Principal Amount (a)	Value ($)
Uniform Mortgage Backed Securities - 0.2%
6% 6/1/53 (g)	1,900,000	1,921,746
6% 7/1/53 (g)	2,100,000	2,123,379

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $4,049,930)		4,045,125

Asset-Backed Securities - 0.2%
	Principal Amount (a)	Value ($)
Capital One Prime Auto Receivables Trust Series 2022-2 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 5.5223% 9/15/25 (b)(c)	310,166	310,106
Citibank Credit Card Issuance Trust:
Series 2017-A6 Class A6, 1 month U.S. LIBOR + 0.770% 5.8774% 5/14/29 (b)(c)	900,000	899,999
Series 2018-A4 Class A4, 1 month U.S. LIBOR + 0.340% 5.4387% 6/9/25 (b)(c)	1,000,000	1,000,017
Enterprise Fleet Financing Series 2023-1 Class A1, 5.33% 3/20/24 (d)	28,672	28,629
Ford Credit Auto Owner Trust Series 2023-A Class A1, 5.028% 4/15/24	630,308	629,934
Gm Financial Automobile Leasing Series 2023-2 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.820% 5.7257% 10/20/25 (b)(c)	30,000	30,071
Harley-Davidson Motorcycle Trust Series 2023-A Class A1, 4.975% 3/15/24	44,518	44,481
Hyundai Auto Lease Securitizat Series 2023-B Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.750% 0% 9/15/25 (b)(c)(d)	200,000	200,101
Hyundai Auto Lease Securitization Series 2021-C Class A3, 0.38% 9/16/24 (d)	818,726	806,658
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL7 Class A, 1 month U.S. LIBOR + 1.080% 6.1913% 10/16/36 (b)(c)(d)	600,000	583,661
Toyota Auto Receivables Owner Trust Series 2022-C Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.570% 5.4506% 8/15/25 (b)(c)	422,843	422,823
WOART 2023-A Series 2023-A Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.430% 5.3023% 7/15/26 (b)(c)	800,000	799,933
World Omni Automobile Lease Series 2023-A Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Index + 0.760% 0% 11/17/25 (b)(c)	200,000	200,082
TOTAL ASSET-BACKED SECURITIES (Cost $5,950,677)		5,956,495

Foreign Government and Government Agency Obligations - 0.6%
		Principal Amount (a)	Value ($)
Japan Government, yield at date of purchase -0.1988% to -0.1747% 6/5/23 to 6/12/23 (Cost $14,256,347)	JPY	1,940,000,000	13,924,480

Bankers' Acceptances - 0.1%
	Principal Amount (a)	Value ($)
Bank of Nova Scotia 0% 7/10/23 (Cost $1,463,854)	2,000,000	1,465,680

Commercial Paper - 0.9%
	Principal Amount (a)	Value ($)
American Electric Power Co., Inc. 0% 6/26/23	2,000,000	1,992,248
Arrow Electronics, Inc.:
0% 6/15/23	1,000,000	997,685
0% 6/16/23	500,000	498,758
AutoNation, Inc. 0% 6/21/23	1,000,000	996,732
Bacardi Martini BV:
0% 6/21/23	1,000,000	996,893
0% 6/28/23	400,000	398,325
Bemis Co., Inc. 0% 6/15/23	1,000,000	997,746
Constellation Brands, Inc. 0% 6/16/23	1,000,000	997,534
CVS Health Corp. 0% 6/7/23	1,000,000	998,992
Dominion Energy, Inc. 0% 7/10/23	1,000,000	993,900
Dr. Pepper Snapple Group, Inc. 0% 6/21/23	1,000,000	996,900
Electricite de France SA 0% 6/20/23	1,000,000	996,962
Enbridge U.S., Inc. 0% 6/20/23	1,100,000	1,096,657
Enel Finance America LLC 0% 6/23/23	1,200,000	1,195,732
Entergy Corp. 0% 7/20/23	1,000,000	992,444
General Dynamics Corp. 0% 6/29/23	1,000,000	995,885
Mondelez International, Inc. 0% 7/14/23	1,000,000	993,399
NextEra Energy Capital Holdings, Inc. 0% 6/26/23	1,000,000	996,016
Southern California Edison Co. 0% 6/5/23	700,000	699,471
Targa Resources Corp. 0% 6/20/23	1,000,000	997,227
Walgreens Boots Alliance, Inc. 0% 7/5/23	1,000,000	994,333
TOTAL COMMERCIAL PAPER (Cost $20,825,570)		20,823,839

Alternative Funds - 89.3%
	Shares	Value ($)
Alternative Funds - 89.3%
Abbey Capital Futures Strategy Fund Class A	4,262,499	48,592,492
Absolute Convertible Arbitrage Fund Investor Shares	22,247,676	243,834,522
American Beacon AHL Managed Futures Strategy Fund A Class	10,863,484	107,983,036
BlackRock Systematic Multi-Strategy Fund Investor A Shares	24,617,156	235,093,844
Credit Suisse Multialternative Strategy Fund Class A Shares	7,395,143	63,228,477
Eaton Vance Global Macro Absolute Return Advantage Fund Class A	19,910,039	195,914,786
First Trust Merger Arbitrage Fund Class I	22,430,698	240,905,696
Fulcrum Diversified Absolute Return Fund Super Institutional Class (h)	5,390,539	47,706,271
JHancock Diversified Macro Fund Class A	13,151,978	120,077,559
LoCorr Long/Short Commodity Strategies Fund Class A	16,880,252	166,945,691
Stone Ridge Diversified Alternatives Fund Class I	10,743,062	120,000,000
T. Rowe Price Dynamic Global Bond Fund Investor Class	18,702,367	153,546,436
Victory Market Neutral Income Fund Class I	16,815,178	142,760,863
Westchester Capital Merger Fund	14,335,194	237,820,862

TOTAL ALTERNATIVE FUNDS (Cost $2,202,355,708)		2,124,410,535

Money Market Funds - 3.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (i)	9,578,492	9,580,407
Fidelity Investments Money Market Government Portfolio Institutional Class 5.02% (j)(k)	74,587,408	74,587,408
State Street Institutional U.S. Government Money Market Fund Premier Class 5.02% (j)	3,091,769	3,091,769
TOTAL MONEY MARKET FUNDS (Cost $87,259,584)		87,259,584

Repurchase Agreements - 5.8%
	Maturity Amount ($)	Value ($)
With BNP Paribas, SA at:
5.11%, dated 5/31/23 due 6/1/23 (Collateralized by U.S. Treasury Obligations valued at $70,910,064, 0.25%, 7/31/25)	70,910,064	70,900,000
5.13%, dated 6/1/23 due 6/2/23 (l)	67,009,548	67,000,000
TOTAL REPURCHASE AGREEMENTS (Cost $137,900,000)		137,900,000

Purchased Options - 0.1%
	Counterparty	Number of Contracts	Notional Amount($)	Exercise Price ($)	Expiration Date	Value ($)
Put Options
S&P 500 Index	Chicago Board Options Exchange	86	35,946,538	3,650	06/16/23	25,370
S&P 500 Index	Chicago Board Options Exchange	260	108,675,580	2,500	03/15/24	495,300
S&P 500 Index	Chicago Board Options Exchange	154	64,369,382	3,910	07/21/23	428,120
S&P 500 Index	Chicago Board Options Exchange	164	68,549,212	2,650	04/19/24	428,040
S&P 500 Index	Chicago Board Options Exchange	36	15,047,388	3,950	06/16/23	32,940
S&P 500 Index	Chicago Board Options Exchange	206	86,104,498	2,650	05/17/24	593,280
S&P 500 Index	Chicago Board Options Exchange	159	66,459,297	3,940	08/18/23	791,025

TOTAL PURCHASED OPTIONS (Cost 5,012,970)						2,794,075

For the period, the average monthly notional amount at value for purchased options in the aggregate was $261,150,075.
TOTAL INVESTMENT IN SECURITIES - 102.8% (Cost $2,524,553,279)	2,443,872,686
NET OTHER ASSETS (LIABILITIES) - (2.8)%	(65,420,570)
NET ASSETS - 100.0%	2,378,452,116

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
5.5% 7/1/53	(3,500,000)	(3,495,190)
5.5% 7/1/53	(6,000,000)	(5,991,755)

TOTAL GINNIE MAE		(9,486,945)

Uniform Mortgage Backed Securities
3.5% 6/1/38	(400,000)	(383,781)
3.5% 7/1/38	(1,300,000)	(1,248,203)
5.5% 6/1/53	(300,000)	(299,801)
5.5% 7/1/53	(750,000)	(749,414)
5.5% 7/1/53	(250,000)	(249,805)
5.5% 7/1/53	(1,800,000)	(1,798,594)
6% 7/1/53	(3,100,000)	(3,134,512)
6% 7/1/53	(4,000,000)	(4,044,532)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(11,908,642)

TOTAL TBA SALE COMMITMENTS (Proceeds $21,345,234)		(21,395,587)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT HRW Wheat Contracts (United States)	22	Sep 2023	863,775	(90,194)	(90,194)
CME Live Cattle Contracts (United States)	22	Oct 2023	1,511,620	37,626	37,626
ICE Cocoa Contracts (United Kingdom)	48	Jul 2023	1,400,787	2,836	2,836
ICE Cocoa Contracts (United States)	29	Sep 2023	875,510	12,149	12,149
ICE Robusta Coffee 10-T Contracts (United Kingdom)	67	Jul 2023	1,712,520	100,947	100,947
ICE Sugar No. 11 Contracts (United States)	157	Sep 2023	4,350,282	(141,630)	(141,630)
ICE White Sugar Contracts (United Kingdom)	42	Jul 2023	1,461,810	83,890	83,890
MGEX Hard Red Spring Wheat Contracts (United States)	4	Jul 2023	156,000	(19,810)	(19,810)
NYMEX Platinum Contracts (United States)	36	Jul 2023	1,798,200	(99,986)	(99,986)

TOTAL COMMODITY FUTURES CONTRACTS					(114,172)

Equity Index Contracts
ASX SPI 200 Index Contracts (Australia)	21	Jun 2023	2,424,552	(67,487)	(67,487)
CME E-mini NASDAQ 100 Index Contracts (United States)	10	Jun 2023	2,860,100	159,498	159,498
CME E-mini S&P 500 Index Contracts (United States)	1	Jun 2023	209,525	2,123	2,123
Eurex Dax Index Contracts (Germany)	2	Jun 2023	837,216	(15,308)	(15,308)
Eurex Euro Stoxx Bank Index Contracts (Germany)	387	Jun 2023	2,036,263	(55,623)	(55,623)
Euronext CAC 40 10 Index Contracts (France)	4	Jun 2023	303,546	(10,574)	(10,574)
IBEX 35 Index Contracts (Spain)	13	Jun 2023	1,255,768	(23,753)	(23,753)
ICE FTSE 100 Index Contracts (United Kingdom)	6	Jun 2023	556,195	(32,594)	(32,594)
IDEM FTSE MIB Index Contracts (Italy)	9	Jun 2023	1,255,086	761	761
JPX TOPIX Index Contracts (Japan)	38	Jun 2023	5,798,529	128,470	128,470
MSCI Sing IX ETS Index Contracts (Singapore)	48	Jun 2023	1,009,303	(23,668)	(23,668)
OMX Stockholm 30 Index Contracts (Sweden)	120	Jun 2023	2,476,179	(25,787)	(25,787)
SAF FTSE JSE TOP 40 Index Contracts (South Africa)	73	Jun 2023	2,599,291	(102,896)	(102,896)
SGX MSCI Taiwan Index Contracts (Singapore)	115	Jun 2023	6,533,150	66,563	66,563
SGX Nifty 50 Index Contracts (Singapore)	213	Jun 2023	7,950,864	58,270	58,270
SGX Nikkei 225 Index Contracts (Singapore)	25	Jun 2023	2,768,706	125,689	125,689
TME S&P/TSX 60 Index Contracts (Canada)	1	Jun 2023	173,348	(8,506)	(8,506)
WSE WIG20 Index Contracts (Poland)	388	Jun 2023	3,490,461	(115,108)	(115,108)

TOTAL EQUITY INDEX CONTRACTS					60,070

TOTAL PURCHASED					(54,102)

Sold

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	29	Jun 2023	2,261,919	(6,872)	(6,872)
CME Three-Month SOFR Index Contracts (United States)	103	Sep 2024	24,744,463	(23,250)	(23,250)
Eurex Euro-Oat Contracts (Germany)	8	Jun 2023	1,116,274	(37,593)	(37,593)
Eurex Short-Term Euro-BTP Contracts (Germany)	107	Jun 2023	12,058,272	(28,121)	(28,121)
Eurex Short-Term Euro-BTP Contracts (Germany)	16	Jun 2023	1,983,194	(17,919)	(17,919)
Eurex Short-Term Euro-BTP Contracts (Germany)	34	Sep 2023	3,840,323	(2,034)	(2,034)
ICE Three Month SONIA Index Contracts (United States)	5	Jun 2024	1,473,537	10,999	10,999
ICE Three-Month EURIBOR Index Contracts (United States)	90	Jun 2024	23,267,414	(33,795)	(33,795)

TOTAL BOND INDEX CONTRACTS					(138,585)

Commodity Futures Contracts
CBOT Corn Contracts (United States)	132	Sep 2023	3,407,250	57,250	57,250
CBOT HRW Wheat Contracts (United States)	115	Sep 2023	3,496,000	211,687	211,687
CBOT Soybean Contracts (United States)	25	Jul 2023	1,624,688	5,752	5,752
CBOT Soybean Contracts (United States)	128	Dec 2023	3,544,320	301,098	301,098
CBOT Soybean Contracts (United States)	28	Nov 2023	1,605,100	91,832	91,832
CBOT Soybean Meal Contracts (United States)	94	Dec 2023	3,431,000	114,924	114,924
CME Lean Hogs Contracts (United States)	59	Aug 2023	1,931,660	1,115	1,115
COMEX Copper Contracts (United States)	41	Sep 2023	3,744,838	94,865	94,865
COMEX Gold 100 oz. Contracts (United States)	10	Aug 2023	1,982,100	(9,866)	(9,866)
COMEX Silver Contracts (United States)	4	Jul 2023	471,740	(8,947)	(8,947)
EEX Phelix-DE Base Contracts (Germany)	5	Jun 2023	1,015,210	99,695	99,695
ENDEX Dutch TTF Natural Gas Contracts (Netherlands)	75	Aug 2023	1,767,116	177,860	177,860
Euronext Milling Wheat NO.2 Contracts (France)	235	Sep 2023	2,741,127	293,814	293,814
ICE Rotterdam Coal Contracts (United Kingdom)	11	Sep 2023	985,600	156,178	156,178
ICE Rotterdam Coal Contracts (United Kingdom)	11	Aug 2023	986,150	155,628	155,628
ICE Rotterdam Coal Contracts (United Kingdom)	11	Jul 2023	991,650	150,128	150,128
ICE Brent Crude Contracts (United Kingdom)	13	Aug 2023	938,600	26,837	26,837
ICE Coffee 'C' Contracts (United States)	36	Sep 2023	2,373,975	35,152	35,152
ICE Cotton No. 2 Contracts (United States)	63	Dec 2023	2,503,305	61,760	61,760
ICE ENDEX ECX Emissions Contracts (Netherlands)	41	Dec 2023	3,550,693	49,912	49,912
ICE Gas Oil Contracts (United Kingdom)	71	Jun 2023	1,739,409	67,877	67,877
ICE Low Sulphur Gasoil Contracts (United States)	36	Sep 2023	2,372,400	90,320	90,320
LME Aluminum Contracts (United Kingdom)	83	Aug 2023	4,656,777	49,485	49,485
LME Lead Contracts (United Kingdom)	53	Aug 2023	2,665,238	103,818	103,818
LME Nickel Contracts (United Kingdom)	27	Aug 2023	3,329,748	128,722	128,722
LME Zinc Contracts (United Kingdom)	60	Aug 2023	3,371,250	393,141	393,141
NYMEX Gasoline RBOB Contracts (United States)	2	Aug 2023	193,906	560	560
NYMEX Natural Gas Contracts (United States)	70	Aug 2023	1,650,600	26,135	26,135
NYMEX NY Harbor ULSD Contracts (United States)	25	Aug 2023	2,375,205	65,192	65,192
NYMEX Palladium Contracts (United States)	16	Sep 2023	2,174,400	132,940	132,940
NYMEX WTI Crude Oil Contracts (United States)	17	Aug 2023	1,158,380	36,932	36,932
SGX Iron Ore Index Contracts (Singapore)	96	Jul 2023	944,640	19,867	19,867

TOTAL COMMODITY FUTURES CONTRACTS					3,181,663

Equity Index Contracts
Cboe VIX Index Contracts (United States)	86	Jun 2023	1,622,399	96,828	96,828
CME E-mini Russell 2000 Index Contracts (United States)	2	Jun 2023	175,180	6,102	6,102
Eurex VSTOXX Index Contracts (Germany)	260	Jun 2023	533,595	(6,511)	(6,511)
HKFE Hang Seng Index Contracts (Hong Kong)	12	Jun 2023	1,394,556	27,527	27,527
HKFE Hang Seng Index Contracts (Hong Kong)	57	Jun 2023	2,235,101	55,336	55,336
ICE BIST 30 Index Contracts (United States)	273	Jun 2023	762,542	(82,483)	(82,483)
ICE Three Month SONIA Index Contracts (United States)	85	Sep 2024	25,108,276	(4,762)	(4,762)
SGX FTSE China A50 Index Contracts (Singapore)	296	Jun 2023	3,629,256	63,398	63,398

TOTAL EQUITY INDEX CONTRACTS					155,435

Treasury Contracts
SFE 3-Year Treasury Bond Contracts (Australia)	129	Jun 2023	9,015,486	(4,974)	(4,974)

TOTAL SOLD					3,193,539

TOTAL FUTURES CONTRACTS					3,139,437
The notional amount of futures purchased as a percentage of Net Assets is 2.4%
The notional amount of futures sold as a percentage of Net Assets is 7.8%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $75,286,751.
Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

CLP	563,879,534	USD	701,395	JPMorgan Chase Bank, N.A.	6/01/23	(5,252)
CLP	563,949,955	USD	671,305	State Street Bank And Trust Co	6/01/23	24,925
GBP	45,000	USD	55,621	Bank of America, N.A.	6/01/23	357
TRY	925,556	USD	44,843	Citibank, N.A.	6/01/23	(210)
USD	704,189	CLP	563,879,534	JPMorgan Chase Bank, N.A.	6/01/23	8,046
USD	701,483	CLP	563,949,955	State Street Bank And Trust Co	6/01/23	5,252
USD	65,113	EUR	61,000	BNP Paribas S.A.	6/01/23	(90)
USD	11,088,677	JPY	1,490,000,000	Barclays Bank PLC	6/05/23	389,135
USD	3,339,670	JPY	450,000,000	Barclays Bank PLC	6/12/23	104,654
USD	21,373	TRY	457,530	JPMorgan Chase Bank, N.A.	6/14/23	199
AUD	550,000	USD	374,020	BNP Paribas S.A.	6/15/23	(16,091)
AUD	550,000	USD	374,068	JPMorgan Chase Bank, N.A.	6/15/23	(16,139)
BRL	13,363,959	USD	2,600,000	BNP Paribas S.A.	6/15/23	28,622
BRL	2,052,445	USD	400,000	BNP Paribas S.A.	6/15/23	3,705
BRL	4,103,437	USD	800,000	BNP Paribas S.A.	6/15/23	7,125
BRL	4,478,785	USD	900,000	BNP Paribas S.A.	6/15/23	(19,046)
BRL	2,474,930	USD	500,000	BNP Paribas S.A.	6/15/23	(13,194)
BRL	4,010,476	USD	800,000	BNP Paribas S.A.	6/15/23	(11,160)
BRL	14,705,414	USD	2,900,000	BNP Paribas S.A.	6/15/23	(7,521)
BRL	1,997,832	USD	400,000	Barclays Bank PLC	6/15/23	(7,037)
CAD	8,855,781	USD	6,600,000	BNP Paribas S.A.	6/15/23	(74,066)
CAD	4,137,961	USD	3,100,000	BNP Paribas S.A.	6/15/23	(50,686)
CAD	955,110	USD	700,000	Citibank, N.A.	6/15/23	3,832
CHF	1,979,094	USD	2,200,000	BNP Paribas S.A.	6/15/23	(23,554)
CHF	887,500	USD	1,000,000	BNP Paribas S.A.	6/15/23	(24,000)
CHF	4,248,424	USD	4,700,000	Morgan Stanley International	6/15/23	(27,929)
CLP	233,680,000	USD	292,100	BNP Paribas S.A.	6/15/23	(4,146)
CLP	1,693,961,787	USD	2,100,000	BNP Paribas S.A.	6/15/23	(12,600)
CLP	80,780,563	USD	100,598	Citibank, N.A.	6/15/23	(1,056)
CLP	247,366,860	USD	307,900	JPMorgan Chase Bank, N.A.	6/15/23	(3,080)
CLP	406,215,000	USD	500,000	Morgan Stanley International	6/15/23	562
COP	726,059,575	USD	154,600	BNP Paribas S.A.	6/15/23	7,992
COP	2,093,380,000	USD	445,400	BNP Paribas S.A.	6/15/23	23,387
COP	5,132,700,430	USD	1,100,000	BNP Paribas S.A.	6/15/23	49,407
COP	3,132,500,000	USD	700,000	BNP Paribas S.A.	6/15/23	1,486
COP	2,214,135,000	USD	495,000	BNP Paribas S.A.	6/15/23	829
COP	605,529,870	USD	132,010	Bank of America, N.A.	6/15/23	3,591
COP	7,555,905,000	USD	1,700,000	Citibank, N.A.	6/15/23	(7,946)
COP	6,259,922,240	USD	1,367,990	State Street Bank And Trust Co	6/15/23	33,844
COP	1,364,112,500	USD	305,000	State Street Bank And Trust Co	6/15/23	477
CZK	50,328,372	USD	2,266,000	BNP Paribas S.A.	6/15/23	296
EUR	1,000,000	USD	1,092,979	BNP Paribas S.A.	6/15/23	(23,246)
EUR	750,000	USD	821,879	UBS AG	6/15/23	(19,580)
GBP	3,062,500	USD	3,777,774	BNP Paribas S.A.	6/15/23	32,921
GBP	1,500,000	USD	1,872,525	BNP Paribas S.A.	6/15/23	(6,062)
GBP	3,000,000	USD	3,780,024	JPMorgan Chase Bank, N.A.	6/15/23	(47,098)
GBP	937,500	USD	1,165,120	Morgan Stanley International	6/15/23	1,419
GBP	4,812,500	USD	5,910,694	Morgan Stanley International	6/15/23	77,541
GBP	500,000	USD	609,872	Royal Bank of Canada	6/15/23	12,282
HKD	1,075,000	USD	137,352	JPMorgan Chase Bank, N.A.	6/15/23	(22)
HUF	287,600,171	USD	800,000	BNP Paribas S.A.	6/15/23	26,581
HUF	275,042,821	USD	800,000	BNP Paribas S.A.	6/15/23	(9,509)
HUF	140,421,440	USD	400,000	Citibank, N.A.	6/15/23	3,580
HUF	450,970,000	USD	1,300,000	Morgan Stanley International	6/15/23	(3,883)
IDR	24,103,127,680	USD	1,600,000	BNP Paribas S.A.	6/15/23	7,703
IDR	32,979,750,906	USD	2,192,000	BNP Paribas S.A.	6/15/23	7,782
IDR	22,551,559,650	USD	1,500,000	BNP Paribas S.A.	6/15/23	4,212
IDR	16,466,534,590	USD	1,100,000	BNP Paribas S.A.	6/15/23	(1,666)
IDR	8,977,590,180	USD	600,000	BNP Paribas S.A.	6/15/23	(1,186)
IDR	41,758,017,619	USD	2,801,611	Bank of America, N.A.	6/15/23	(16,310)
IDR	1,542,032,633	USD	103,325	Barclays Bank PLC	6/15/23	(470)
IDR	3,129,152,000	USD	208,000	Morgan Stanley International	6/15/23	718
IDR	31,445,820,000	USD	2,100,000	Morgan Stanley International	6/15/23	(2,532)
ILS	2,519,532	USD	700,000	Bank of America, N.A.	6/15/23	(24,387)
INR	157,020,976	USD	1,910,400	BNP Paribas S.A.	6/15/23	(12,359)
INR	81,367,927	USD	989,600	BNP Paribas S.A.	6/15/23	(6,039)
INR	146,737,380	USD	1,784,744	BNP Paribas S.A.	6/15/23	(11,008)
INR	123,864,867	USD	1,506,390	BNP Paribas S.A.	6/15/23	(9,134)
INR	329	USD	4	Morgan Stanley International	6/15/23	0
INR	115,791,170	USD	1,408,862	Morgan Stanley International	6/15/23	(9,199)
JPY	187,805,757	USD	1,446,000	BNP Paribas S.A.	6/15/23	(95,233)
JPY	966,824,252	USD	7,454,000	BNP Paribas S.A.	6/15/23	(500,251)
JPY	78,577,410	USD	600,000	Citibank, N.A.	6/15/23	(34,843)
JPY	77,951,622	USD	600,000	Royal Bank of Canada	6/15/23	(39,344)
MXN	30,340,938	USD	1,661,600	BNP Paribas S.A.	6/15/23	48,726
MXN	19,609,366	USD	1,077,330	BNP Paribas S.A.	6/15/23	28,055
MXN	11,145,625	USD	620,967	BNP Paribas S.A.	6/15/23	7,315
MXN	2,529,211	USD	138,400	Barclays Bank PLC	6/15/23	4,172
MXN	56,497,242	USD	3,200,000	Goldman Sachs Bank USA	6/15/23	(15,237)
MXN	6,800,092	USD	379,033	JPMorgan Chase Bank, N.A.	6/15/23	4,290
MXN	10,648,675	USD	600,000	JPMorgan Chase Bank, N.A.	6/15/23	268
MXN	1,472,636	USD	82,900	JPMorgan Chase Bank, N.A.	6/15/23	113
MXN	16,309,705	USD	917,100	JPMorgan Chase Bank, N.A.	6/15/23	2,282
MXN	5,871,407	USD	322,670	Morgan Stanley International	6/15/23	8,303
MXN	9,193,253	USD	500,000	Morgan Stanley International	6/15/23	18,226
MXN	10,992,605	USD	600,000	Morgan Stanley International	6/15/23	19,656
MYR	3,406,330	USD	774,166	Barclays Bank PLC	6/15/23	(35,424)
MYR	3,933,900	USD	900,000	Goldman Sachs Bank USA	6/15/23	(46,842)
MYR	12,034,557	USD	2,725,834	State Street Bank And Trust Co	6/15/23	(115,860)
NOK	17,533,564	USD	1,700,000	Barclays Bank PLC	6/15/23	(119,395)
NZD	6,600,000	USD	4,174,058	BNP Paribas S.A.	6/15/23	(199,111)
NZD	3,400,000	USD	2,135,613	BNP Paribas S.A.	6/15/23	(87,913)
NZD	3,500,000	USD	2,225,710	BNP Paribas S.A.	6/15/23	(117,783)
NZD	900,000	USD	560,664	Morgan Stanley International	6/15/23	(18,626)
PEN	6,990,936	USD	1,900,000	Goldman Sachs Bank USA	6/15/23	2,024
PHP	134,000,000	USD	2,376,982	Barclays Bank PLC	6/15/23	(595)
PHP	48,942,000	USD	900,000	Morgan Stanley International	6/15/23	(32,051)
PLN	1,738,489	USD	400,000	BNP Paribas S.A.	6/15/23	10,178
PLN	1,673,469	USD	400,000	Citibank, N.A.	6/15/23	(5,163)
RON	2,361,667	USD	517,100	BNP Paribas S.A.	6/15/23	(8,914)
RON	2,292,537	USD	505,050	BNP Paribas S.A.	6/15/23	(11,739)
RON	1,994,984	USD	440,496	BNP Paribas S.A.	6/15/23	(11,213)
RON	2,235,126	USD	500,000	BNP Paribas S.A.	6/15/23	(19,043)
RON	1,235,790	USD	274,925	BNP Paribas S.A.	6/15/23	(9,006)
RON	623,135	USD	137,354	BNP Paribas S.A.	6/15/23	(3,267)
RON	8,272,807	USD	1,800,000	Barclays Bank PLC	6/15/23	(19,848)
RON	1,907,312	USD	425,075	JPMorgan Chase Bank, N.A.	6/15/23	(14,658)
SEK	14,187,491	USD	1,400,000	BNP Paribas S.A.	6/15/23	(91,649)
SEK	3,734,723	USD	362,189	BNP Paribas S.A.	6/15/23	(17,778)
SEK	8,630,249	USD	837,811	Goldman Sachs Bank USA	6/15/23	(41,941)
SEK	8,245,010	USD	800,000	Morgan Stanley International	6/15/23	(39,657)
SGD	1,862,542	USD	1,400,000	BNP Paribas S.A.	6/15/23	(22,059)
THB	142,936,500	USD	4,200,000	Citibank, N.A.	6/15/23	(82,375)
USD	977,108	AUD	1,500,000	BNP Paribas S.A.	6/15/23	938
USD	776,271	AUD	1,200,000	Morgan Stanley International	6/15/23	(4,664)
USD	978,434	AUD	1,500,000	Royal Bank of Canada	6/15/23	2,264
USD	400,000	BRL	2,001,264	BNP Paribas S.A.	6/15/23	6,362
USD	700,000	BRL	3,485,205	BNP Paribas S.A.	6/15/23	14,478
USD	400,000	BRL	2,049,180	Goldman Sachs Bank USA	6/15/23	(3,063)
USD	3,200,000	BRL	17,058,592	Goldman Sachs Bank USA	6/15/23	(155,337)
USD	300,000	BRL	1,501,200	Morgan Stanley International	6/15/23	4,722
USD	1,900,000	CAD	2,612,477	BNP Paribas S.A.	6/15/23	(25,167)
USD	1,900,000	CAD	2,617,043	Barclays Bank PLC	6/15/23	(28,531)
USD	3,200,000	CAD	4,351,510	JPMorgan Chase Bank, N.A.	6/15/23	(6,682)
USD	3,161,174	CAD	4,300,000	Royal Bank of Canada	6/15/23	(7,549)
USD	2,500,000	CHF	2,248,755	BNP Paribas S.A.	6/15/23	27,002
USD	5,254,780	CHF	4,800,000	UBS AG	6/15/23	(23,869)
USD	500,000	CLP	408,160,000	Citibank, N.A.	6/15/23	(2,959)
USD	2,085,891	CLP	1,694,369,210	JPMorgan Chase Bank, N.A.	6/15/23	(2,011)
USD	700,000	CLP	559,475,000	JPMorgan Chase Bank, N.A.	6/15/23	10,582
USD	500,000	COP	2,246,970,000	Bank of America, N.A.	6/15/23	(3,182)
USD	400,000	CZK	8,617,932	Bank of America, N.A.	6/15/23	11,933
USD	500,000	CZK	11,130,725	Barclays Bank PLC	6/15/23	(1,219)
USD	500,000	CZK	10,992,849	JPMorgan Chase Bank, N.A.	6/15/23	4,990
USD	680,131	EUR	625,000	BNP Paribas S.A.	6/15/23	11,548
USD	1,080,199	EUR	1,000,000	BNP Paribas S.A.	6/15/23	10,466
USD	803,515	EUR	750,000	JPMorgan Chase Bank, N.A.	6/15/23	1,215
USD	2,075,477	GBP	1,750,000	BNP Paribas S.A.	6/15/23	(102,063)
USD	7,253,134	GBP	5,875,000	JPMorgan Chase Bank, N.A.	6/15/23	(57,179)
USD	7,654,622	GBP	6,180,000	Royal Bank of Canada	6/15/23	(35,205)
USD	547,032	HKD	4,286,087	BNP Paribas S.A.	6/15/23	(510)
USD	26,568	HKD	208,049	JPMorgan Chase Bank, N.A.	6/15/23	(10)
USD	493,600	HUF	180,495,828	BNP Paribas S.A.	6/15/23	(25,157)
USD	862,300	HUF	332,525,733	BNP Paribas S.A.	6/15/23	(93,400)
USD	1,637,700	HUF	634,123,034	BNP Paribas S.A.	6/15/23	(184,810)
USD	400,000	HUF	139,517,648	JPMorgan Chase Bank, N.A.	6/15/23	(983)
USD	406,400	HUF	148,655,009	Morgan Stanley International	6/15/23	(20,844)
USD	600,000	IDR	8,866,605,300	BNP Paribas S.A.	6/15/23	8,589
USD	600,000	IDR	8,933,219,760	BNP Paribas S.A.	6/15/23	4,145
USD	2,000,000	IDR	30,740,520,200	BNP Paribas S.A.	6/15/23	(50,423)
USD	1,300,000	IDR	19,507,890,480	BNP Paribas S.A.	6/15/23	(1,196)
USD	1,120,600	IDR	17,362,284,596	BNP Paribas S.A.	6/15/23	(37,482)
USD	2,779,400	IDR	43,108,494,000	Bank of America, N.A.	6/15/23	(95,980)
USD	1,400,000	ILS	5,091,043	BNP Paribas S.A.	6/15/23	34,835
USD	4,200,000	ILS	15,571,345	Morgan Stanley International	6/15/23	24,539
USD	5,762,800	INR	478,106,962	BNP Paribas S.A.	6/15/23	(16,471)
USD	937,200	INR	77,719,347	BNP Paribas S.A.	6/15/23	(2,258)
USD	2,904,100	INR	240,854,856	BNP Paribas S.A.	6/15/23	(7,310)
USD	588,700	INR	48,838,584	BNP Paribas S.A.	6/15/23	(1,652)
USD	3,307,200	INR	274,381,848	Barclays Bank PLC	6/15/23	(9,479)
USD	3,700,000	INR	306,089,160	JPMorgan Chase Bank, N.A.	6/15/23	49
USD	501,000	JPY	66,758,795	BNP Paribas S.A.	6/15/23	20,847
USD	2,200,000	JPY	300,656,690	BNP Paribas S.A.	6/15/23	37,569
USD	3,700,000	JPY	518,992,813	BNP Paribas S.A.	6/15/23	(32,784)
USD	4,300,000	JPY	577,798,817	BNP Paribas S.A.	6/15/23	144,262
USD	4,399,000	JPY	585,778,758	Barclays Bank PLC	6/15/23	185,868
USD	2,600,000	JPY	359,123,180	JPMorgan Chase Bank, N.A.	6/15/23	17,056
USD	7,300,000	JPY	1,019,741,015	JPMorgan Chase Bank, N.A.	6/15/23	(34,346)
USD	800,000	KRW	1,071,432,000	BNP Paribas S.A.	6/15/23	(10,727)
USD	1,100,000	KRW	1,450,774,600	JPMorgan Chase Bank, N.A.	6/15/23	2,234
USD	600,000	MXN	10,929,226	BNP Paribas S.A.	6/15/23	(16,083)
USD	6,700,000	MXN	129,996,520	BNP Paribas S.A.	6/15/23	(627,936)
USD	700,000	MXN	12,767,694	Goldman Sachs Bank USA	6/15/23	(19,718)
USD	800,000	MXN	14,458,978	JPMorgan Chase Bank, N.A.	6/15/23	(15,056)
USD	2,880,000	MYR	12,758,400	Barclays Bank PLC	6/15/23	113,044
USD	820,000	MYR	3,643,670	Morgan Stanley International	6/15/23	29,785
USD	1,700,000	MYR	7,813,285	Morgan Stanley International	6/15/23	5,507
USD	800,000	NOK	8,297,552	BNP Paribas S.A.	6/15/23	51,997
USD	500,000	NOK	5,545,040	BNP Paribas S.A.	6/15/23	129
USD	1,100,000	NOK	12,287,344	BNP Paribas S.A.	6/15/23	(7,672)
USD	500,000	NOK	5,433,414	Bank of America, N.A.	6/15/23	10,192
USD	400,000	NOK	4,251,229	Barclays Bank PLC	6/15/23	16,763
USD	700,000	NOK	7,820,799	Goldman Sachs Bank USA	6/15/23	(5,025)
USD	400,000	NOK	4,251,510	Morgan Stanley International	6/15/23	16,737
USD	1,471,882	NZD	2,400,000	BNP Paribas S.A.	6/15/23	26,446
USD	2,840,140	NZD	4,700,000	BNP Paribas S.A.	6/15/23	9,495
USD	2,084,438	NZD	3,400,000	Barclays Bank PLC	6/15/23	36,738
USD	2,118,659	NZD	3,500,000	JPMorgan Chase Bank, N.A.	6/15/23	10,732
USD	1,100,000	PEN	4,085,400	Bank of America, N.A.	6/15/23	(11,515)
USD	1,300,000	PHP	72,013,158	BNP Paribas S.A.	6/15/23	22,902
USD	565,000	PHP	31,843,400	BNP Paribas S.A.	6/15/23	282
USD	1,000,000	PHP	55,244,536	BNP Paribas S.A.	6/15/23	20,281
USD	435,000	PHP	24,512,250	Bank of America, N.A.	6/15/23	294
USD	500,000	RON	2,264,622	BNP Paribas S.A.	6/15/23	12,696
USD	2,500,000	RON	11,562,045	Barclays Bank PLC	6/15/23	12,066
USD	1,300,000	RON	5,982,080	UBS AG	6/15/23	12,769
USD	1,300,000	SEK	13,603,824	BNP Paribas S.A.	6/15/23	45,474
USD	653,564	SEK	6,891,212	BNP Paribas S.A.	6/15/23	18,066
USD	900,000	SEK	9,711,858	BNP Paribas S.A.	6/15/23	4,386
USD	700,000	SEK	7,616,802	BNP Paribas S.A.	6/15/23	(2,411)
USD	700,000	SEK	7,616,524	Barclays Bank PLC	6/15/23	(2,385)
USD	700,000	SEK	7,618,596	Citibank, N.A.	6/15/23	(2,576)
USD	550,755	SEK	5,808,769	JPMorgan Chase Bank, N.A.	6/15/23	15,078
USD	495,681	SEK	5,224,079	JPMorgan Chase Bank, N.A.	6/15/23	13,924
USD	700,000	SEK	7,616,502	JPMorgan Chase Bank, N.A.	6/15/23	(2,383)
USD	1,300,000	SGD	1,752,059	BNP Paribas S.A.	6/15/23	3,796
USD	1,300,000	SGD	1,759,107	BNP Paribas S.A.	6/15/23	(1,418)
USD	2,300,000	THB	79,926,150	Citibank, N.A.	6/15/23	(2,463)
USD	44,843	TRY	981,049	Citibank, N.A.	6/15/23	(401)
USD	2,700,000	TWD	81,855,833	BNP Paribas S.A.	6/15/23	31,326
USD	2,900,000	TWD	88,538,740	JPMorgan Chase Bank, N.A.	6/15/23	13,449
USD	800,000	ZAR	15,447,474	BNP Paribas S.A.	6/15/23	17,624
USD	600,000	ZAR	11,703,580	BNP Paribas S.A.	6/15/23	7,243
USD	400,000	ZAR	7,718,628	BNP Paribas S.A.	6/15/23	9,071
USD	500,000	ZAR	9,373,969	BNP Paribas S.A.	6/15/23	25,232
USD	115,643	ZAR	2,132,000	Morgan Stanley International	6/15/23	7,663
USD	400,000	ZAR	7,483,766	Morgan Stanley International	6/15/23	20,966
USD	900,000	ZAR	17,798,715	Morgan Stanley International	6/15/23	(1,460)
ZAR	62,419,275	USD	3,500,000	Morgan Stanley International	6/15/23	(338,621)
THB	62,443	USD	1,828	UBS AG	6/16/23	(29)
USD	4,170,977	THB	141,208,430	Morgan Stanley International	6/16/23	102,713
CLP	1,694,369,210	USD	2,085,249	JPMorgan Chase Bank, N.A.	6/20/23	1,151
CLP	565,287,912	USD	704,189	JPMorgan Chase Bank, N.A.	6/20/23	(8,109)
ILS	31,000	USD	8,494	BNP Paribas S.A.	6/20/23	(180)
ILS	114,000	USD	31,249	BNP Paribas S.A.	6/20/23	(673)
ILS	149,000	USD	40,942	Barclays Bank PLC	6/20/23	(978)
ILS	87,000	USD	23,435	Citibank, N.A.	6/20/23	(100)
TWD	62,702,215	USD	2,039,959	Goldman Sachs Bank USA	6/20/23	5,422
TWD	160,879	USD	5,238	Morgan Stanley International	6/20/23	9
USD	2,310,146	ILS	8,446,472	Morgan Stanley International	6/20/23	44,685
USD	3,376,488	ILS	12,325,532	UBS AG	6/20/23	70,610
USD	773,542	TWD	23,579,881	Goldman Sachs Bank USA	6/20/23	4,353
USD	1,288,448	TWD	39,283,491	Goldman Sachs Bank USA	6/20/23	6,999
IDR	43,484,065,603	USD	2,847,493	Citibank, N.A.	6/21/23	52,764
MXN	8,836	USD	463	BNP Paribas S.A.	6/21/23	34
MXN	4,637,772	USD	247,822	Citibank, N.A.	6/21/23	13,263
PEN	17,227,123	USD	4,666,953	Goldman Sachs Bank USA	6/21/23	17,660
TWD	13,268,808	USD	432,068	Bank of America, N.A.	6/21/23	817
TWD	14,133,827	USD	462,873	Morgan Stanley International	6/21/23	(1,768)
USD	1,232,191	COP	6,011,553,100	Citibank, N.A.	6/21/23	(111,854)
USD	389,045	IDR	5,832,095,786	BNP Paribas S.A.	6/21/23	62
USD	201,160	IDR	3,016,557,140	Citibank, N.A.	6/21/23	(35)
USD	38,764	MXN	710,000	Citibank, N.A.	6/21/23	(1,206)
USD	116,895	MXN	2,232,000	Citibank, N.A.	6/21/23	(8,757)
USD	36,104	MXN	689,000	Morgan Stanley International	6/21/23	(2,683)
USD	4,321,028	MYR	19,269,194	Barclays Bank PLC	6/21/23	140,169
USD	2,922,437	TWD	89,146,006	BNP Paribas S.A.	6/21/23	14,116
USD	1,707	TWD	52,138	Citibank, N.A.	6/21/23	6
CLP	557,606,000	USD	700,000	BNP Paribas S.A.	6/22/23	(13,576)
CLP	383,160,121	USD	464,465	BNP Paribas S.A.	6/22/23	7,213
COP	4,038,183,000	USD	900,000	Citibank, N.A.	6/22/23	2,603
HUF	933,221,156	USD	2,712,505	Bank of America, N.A.	6/22/23	(35,776)
HUF	474,663,000	USD	1,383,091	UBS AG	6/22/23	(21,630)
INR	527,916	USD	6,408	BNP Paribas S.A.	6/22/23	(28)
INR	401,432,500	USD	4,900,000	Morgan Stanley International	6/22/23	(48,753)
USD	2,310,809	CLP	1,912,772,439	BNP Paribas S.A.	6/22/23	(43,850)
USD	42,933	CLP	34,612,826	State Street Bank And Trust Co	6/22/23	324
USD	5,829,478	INR	479,801,042	Bank of America, N.A.	6/22/23	31,160
MXN	9,213,000	USD	523,485	JPMorgan Chase Bank, N.A.	6/23/23	(5,064)
USD	25,663	MXN	454,000	JPMorgan Chase Bank, N.A.	6/26/23	133
IDR	27,281,865,026	USD	1,777,552	Bank of America, N.A.	6/28/23	41,930
IDR	90,974,475	USD	5,882	Citibank, N.A.	6/28/23	185
USD	2,111,140	IDR	32,429,220,004	BNP Paribas S.A.	6/28/23	(51,630)
USD	370,806	KRW	481,521,255	BNP Paribas S.A.	6/28/23	6,182
USD	1,839,664	KRW	2,416,505,004	BNP Paribas S.A.	6/28/23	9,805
BRL	20,815,732	USD	3,864,570	Goldman Sachs Bank USA	7/05/23	216,055
USD	1,472,228	CAD	2,000,000	Bank of America, N.A.	7/10/23	(2,511)
MXN	139,327,087	USD	7,241,119	Royal Bank of Canada	7/14/23	565,310
USD	1,237,866	SGD	1,639,411	BNP Paribas S.A.	7/17/23	23,523
USD	48,228	SGD	64,000	Barclays Bank PLC	7/17/23	822
USD	90,136	SGD	121,000	Barclays Bank PLC	7/17/23	509
USD	15,535	SGD	20,618	Goldman Sachs Bank USA	7/17/23	264
PHP	13,316,831	USD	243,252	Barclays Bank PLC	7/18/23	(7,342)
PHP	203,104,938	USD	3,723,212	Citibank, N.A.	7/18/23	(125,169)
USD	84,690	MXN	1,559,148	Bank of America, N.A.	7/18/23	(2,601)
USD	2,374,119	PHP	134,000,000	Barclays Bank PLC	7/18/23	283
CZK	10,735,485	USD	500,000	UBS AG	7/21/23	(17,288)
PLN	49,000	USD	11,666	BNP Paribas S.A.	7/21/23	(128)
PLN	49,000	USD	11,704	Barclays Bank PLC	7/21/23	(166)
PLN	134,000	USD	31,606	JPMorgan Chase Bank, N.A.	7/21/23	(53)
PLN	44,000	USD	10,420	Morgan Stanley International	7/21/23	(59)
USD	381,162	CZK	8,198,742	BNP Paribas S.A.	7/21/23	12,513
USD	63,451	CZK	1,357,000	Bank of America, N.A.	7/21/23	2,435
USD	335,757	CZK	7,235,432	Citibank, N.A.	7/21/23	10,422
USD	81,797	PLN	352,250	BNP Paribas S.A.	7/21/23	(1,149)
USD	91,257	PLN	384,000	Barclays Bank PLC	7/21/23	836
USD	43,417	PLN	184,000	Citibank, N.A.	7/21/23	90
USD	56,574	PLN	240,000	Goldman Sachs Bank USA	7/21/23	60
USD	623,970	RON	2,822,896	Goldman Sachs Bank USA	7/21/23	17,107
TRY	112,000	USD	5,026	BNP Paribas S.A.	7/31/23	(380)
TRY	617,804	USD	26,714	JPMorgan Chase Bank, N.A.	7/31/23	(1,088)
TRY	5,208,355	USD	228,712	UBS AG	7/31/23	(12,674)
TRY	2,085,649	USD	91,773	UBS AG	7/31/23	(5,262)
USD	57,885	TRY	1,314,000	Bank of America, N.A.	7/31/23	3,382
USD	41,099	TRY	898,844	Bank of America, N.A.	7/31/23	3,816
USD	28,298	TRY	636,394	Bank of America, N.A.	7/31/23	1,901
USD	22,278	TRY	506,347	Citibank, N.A.	7/31/23	1,276
USD	27,353	TRY	653,000	Morgan Stanley International	7/31/23	267
USD	65,202	TRY	1,520,041	UBS AG	7/31/23	2,152
USD	86,931	TRY	2,008,836	UBS AG	7/31/23	3,606
USD	165,107	TRY	3,772,423	UBS AG	7/31/23	8,630
CLP	4,040,054,931	USD	4,876,349	Citibank, N.A.	8/01/23	70,122
CAD	4,300,000	USD	3,166,083	Royal Bank of Canada	8/16/23	7,007
CHF	4,800,000	USD	5,291,653	UBS AG	8/16/23	24,822
EUR	650,000	USD	712,792	BNP Paribas S.A.	8/16/23	(14,962)
EUR	124,000	USD	133,489	BNP Paribas S.A.	8/16/23	(364)
EUR	61,000	USD	65,402	BNP Paribas S.A.	8/16/23	87
EUR	61,000	USD	66,191	BNP Paribas S.A.	8/16/23	(702)
EUR	123,000	USD	133,467	BNP Paribas S.A.	8/16/23	(1,416)
EUR	29,000	USD	31,679	Barclays Bank PLC	8/16/23	(545)
EUR	16,000	USD	17,415	Barclays Bank PLC	8/16/23	(238)
EUR	66,000	USD	71,720	Barclays Bank PLC	8/16/23	(863)
EUR	20,000	USD	21,554	Barclays Bank PLC	8/16/23	(82)
EUR	17,000	USD	18,606	Citibank, N.A.	8/16/23	(355)
EUR	18,000	USD	19,480	NatWest Markets PLC	8/16/23	(155)
EUR	67,000	USD	72,247	NatWest Markets PLC	8/16/23	(317)
GBP	13,000	USD	16,320	Bank of America, N.A.	8/16/23	(126)
GBP	636,000	USD	798,261	Barclays Bank PLC	8/16/23	(6,017)
GBP	42,000	USD	52,557	Barclays Bank PLC	8/16/23	(239)
GBP	13,000	USD	16,205	Barclays Bank PLC	8/16/23	(11)
GBP	15,000	USD	18,699	Barclays Bank PLC	8/16/23	(14)
GBP	79,000	USD	97,680	Barclays Bank PLC	8/16/23	727
GBP	25,000	USD	31,087	Barclays Bank PLC	8/16/23	55
GBP	110,000	USD	136,011	Barclays Bank PLC	8/16/23	1,013
GBP	60,000	USD	74,662	Citibank, N.A.	8/16/23	78
GBP	17,000	USD	21,072	Citibank, N.A.	8/16/23	104
GBP	23,000	USD	28,505	Citibank, N.A.	8/16/23	145
GBP	106,000	USD	131,724	Citibank, N.A.	8/16/23	316
GBP	6,180,000	USD	7,663,960	Royal Bank of Canada	8/16/23	34,253
JPY	15,500,000	USD	113,959	Citibank, N.A.	8/16/23	(1,350)
USD	4,282,967	AUD	6,336,000	Bank of America, N.A.	8/16/23	149,900
USD	2,268,211	CAD	3,024,717	Citibank, N.A.	8/16/23	36,188
USD	3,718,927	CAD	4,971,951	JPMorgan Chase Bank, N.A.	8/16/23	49,985
USD	2,008,557	CHF	1,777,761	Goldman Sachs Bank USA	8/16/23	39,512
USD	3,026,056	CHF	2,661,233	JPMorgan Chase Bank, N.A.	8/16/23	78,478
USD	1,517,842	EUR	1,378,000	JPMorgan Chase Bank, N.A.	8/16/23	38,443
USD	55,704	GBP	45,000	Bank of America, N.A.	8/16/23	(351)
USD	209,748	GBP	167,113	Barclays Bank PLC	8/16/23	1,581
USD	2,335,688	GBP	1,844,128	JPMorgan Chase Bank, N.A.	8/16/23	38,522
USD	450,361	GBP	356,439	Royal Bank of Canada	8/16/23	6,357
USD	2,041,731	GBP	1,615,320	UBS AG	8/16/23	29,582
USD	1,809,732	JPY	239,505,543	Barclays Bank PLC	8/16/23	69,705
USD	296,299	JPY	39,360,932	JPMorgan Chase Bank, N.A.	8/16/23	10,338
USD	3,872,822	JPY	514,662,878	Morgan Stanley International	8/16/23	133,756
USD	499,566	NOK	5,211,080	Citibank, N.A.	8/16/23	28,388
USD	624,346	NOK	6,624,373	Goldman Sachs Bank USA	8/16/23	25,380
USD	230,276	NOK	2,442,681	JPMorgan Chase Bank, N.A.	8/16/23	9,412
USD	2,386,936	NZD	3,763,952	Bank of America, N.A.	8/16/23	120,776
USD	830,626	NZD	1,337,000	Bank of America, N.A.	8/16/23	25,660
USD	1,915,310	SEK	19,423,791	Citibank, N.A.	8/16/23	117,949
USD	2,082,718	ZAR	39,493,124	UBS AG	8/17/23	95,553
USD	1,507,361	ZAR	29,424,441	UBS AG	8/17/23	26,819
ZAR	2,225,000	USD	113,786	Morgan Stanley International	8/17/23	(1,831)
USD	5,238	TWD	159,737	Morgan Stanley International	8/22/23	(12)
USD	462,873	TWD	14,036,624	Morgan Stanley International	8/22/23	1,515
CLP	572,668,129	USD	699,912	Citibank, N.A.	8/31/23	(1,396)
USD	432,068	TWD	13,140,916	Bank of America, N.A.	9/20/23	(1,365)
USD	2,039,959	TWD	62,084,108	Goldman Sachs Bank USA	9/20/23	(7,791)
ZAR	3,591,519	USD	192,677	BNP Paribas S.A.	10/18/23	(13,146)
ZAR	1,781,401	USD	95,958	BNP Paribas S.A.	10/18/23	(6,911)
USD	100,598	CLP	82,168,822	Citibank, N.A.	10/19/23	916

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(142,257)

Unrealized Appreciation						4,977,787
Unrealized Depreciation						(5,120,044)

For the period, the average contract value for forward foreign currency contracts was $157,679,057.
Credit Default Swaps
Underlying Reference	Rating (1)	Maturity Date	Clearinghouse / Counterparty (2)	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount (3)(4)		Value ($) (1)	Upfront Premium Received/ (Paid) ($) (5)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
5-Year iTraxx Europe Main Series 39		Jun 2028	ICE	(1%)	Quarterly	EUR	3,500,000	(868)	0	(868)

Sell Protection
5-Year CDX N.A. EM Series 39	NR	Jun 2028	ICE	1%	Quarterly		2,900,000	(707)	0	(707)
5-Year CDX N.A. HY Series 40	NR	Jun 2028	ICE	5%	Quarterly		1,600,000	(1,129)	0	(1,129)
5-Year CDX N.A. IG Series 40	NR	Jun 2028	ICE	1%	Quarterly		3,900,000	(30)	0	(30)
5-Year iTraxx Europe Main Series 39	NR	Jun 2028	ICE	1%	Quarterly	EUR	11,600,000	100,017	0	100,017

TOTAL SELL PROTECTION								98,251	0	98,251
TOTAL CREDIT DEFAULT SWAPS								97,383	0	97,383

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2)Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

(3)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

(4)Notional amount is stated in U.S. Dollars unless otherwise noted.

(5)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty (1)	Maturity Date	Notional Amount (2)		Value ($)	Upfront Premium Received/ (Paid) ($) (3)	Unrealized Appreciation/ (Depreciation) ($)
BNP Paribas Sinacofi Chile Interbank Rate Avg. (4)	Semi-Annual	5.62%	Semi-Annual	CME	Jun 2028	CLP	2,772,000,000	140	0	140
Prague Interbank Offered Rate 6-month (4)	Semi-Annual	4.42%	Semi-Annual	CME	Jun 2033	CZK	35,600,000	(5,098)	0	(5,098)
6-month EURIBOR (4)	Semi-Annual	3.5%	Semi-Annual	LCH	Sep 2025	EUR	26,500,000	(35,491)	0	(35,491)
Canadian Overnight Repo Rate Average (CORRA) (4)	Semi-Annual	3.75%	Semi-Annual	LCH	Sep 2025	CAD	11,100,000	48,823	0	48,823
SONIA Interest Rate Benchmark (4)	Annual	4%	Annual	LCH	Sep 2025	GBP	8,300,000	(34,980)	0	(34,980)
Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	13.72%	At Maturity	CME	Jan 2027	BRL	20,200,000	(167,742)	0	(167,742)
Brazil Cetip DI Interbank Deposit Overnight Rate (4)	At Maturity	13.19%	At Maturity	CME	Jan 2027	BRL	18,500,000	(193,418)	0	(193,418)
12.26%	At Maturity	Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	CME	Jan 2027	BRL	13,600,000	83,299	0	83,299
Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	13.17%	At Maturity	CME	Jan 2027	BRL	7,000,000	(62,983)	0	(62,983)
Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	12.71%	At Maturity	CME	Jan 2027	BRL	6,800,000	(58,173)	0	(58,173)
12.16%	At Maturity	Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	CME	Jan 2027	BRL	6,500,000	36,971	0	36,971
Brazil Cetip DI Interbank Deposit Overnight Rate (4)	At Maturity	13.08%	At Maturity	CME	Jan 2027	BRL	4,700,000	(34,768)	0	(34,768)
Mexico 28 Day Cetes Auction Average Yield Rate (4)	Monthly	8.63%	Monthly	CME	Nov 2027	MXN	63,400,000	(26,344)	0	(26,344)
8.45%	Monthly	Mexico Interbank TIIE 28 Day Rate (4)	Monthly	CME	Nov 2027	MXN	54,800,000	(15,926)	0	(15,926)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate (4)	Quarterly	8.06%	Quarterly	CME	Nov 2027	ZAR	44,800,000	97,705	0	97,705
8.48%	Monthly	Mexico Interbank TIIE 28 Day Rate (4)	Monthly	CME	Nov 2027	MXN	17,300,000	(4,154)	0	(4,154)
Israel Tel Aviv Interbank Offered 3 Month (4)	Quarterly	3.29%	Annual	LCH	Nov 2027	ILS	26,400,000	190,148	0	190,148
3.75%	Quarterly	Bank Negara Malaysia Kilbor Interbank Offered Rate Fixing 3 Month (4)	Quarterly	Bank of America, N.A.	Dec 2027	MYR	13,200,000	34,540	(6,648)	27,892
3.75%	Quarterly	Bank Negara Malaysia Kilbor Interbank Offered Rate Fixing 3 Month (4)	Quarterly	Bank of America, N.A.	Dec 2027	MYR	10,600,000	27,737	(7,319)	20,418
National Bank of Hungary Budapest Offered 6 Month Index Rate (4)	Semi-Annual	9.05%	Annual	CME	Dec 2027	HUF	1,832,500,000	11,600	0	11,600
5.61%	Semi-Annual	GPW Benchmark WIBOR PLN 6M Rate (4)	Semi-Annual	CME	Dec 2027	PLN	7,100,000	6,817	0	6,817
Klibor Interbank Offered Rate (4)	Quarterly	4%	Quarterly	Goldman Sachs Bank USA	Dec 2027	MYR	19,000,000	(95,155)	(2,661)	(97,816)
3.75%	Quarterly	Bank Negara Malaysia Kilbor Interbank Offered Rate Fixing 3 Month (4)	Quarterly	Goldman Sachs Intl.	Dec 2027	MYR	26,600,000	69,604	(37,940)	31,664
3.75%	Quarterly	Bank Negara Malaysia Kilbor Interbank Offered Rate Fixing 3 Month (4)	Quarterly	Goldman Sachs Intl.	Dec 2027	MYR	6,000,000	15,700	(8,732)	6,968
3.75%	Quarterly	Bank Negara Malaysia Kilbor Interbank Offered Rate Fixing 3 Month (4)	Quarterly	Goldman Sachs Intl.	Dec 2027	MYR	5,400,000	14,130	(1,463)	12,667
HK Assoc. of Banks Hong Kong Dollar (HIBOR) Fixings 3 Month (4)	Quarterly	4.5%	Quarterly	LCH	Dec 2027	HKD	69,500,000	156,188	0	156,188
4%	Quarterly	HK Assoc. of Banks Hong Kong Dollar (HIBOR) Fixings 3 Month (4)	Quarterly	LCH	Dec 2027	HKD	12,400,000	30,570	0	30,570
8.5%	Annual	National Bank of Hungary Budapest Offered 6 Month Index Rate (4)	Semi-Annual	CME	Jan 2028	HUF	1,825,400,000	(165,374)	0	(165,374)
8.65%	Semi-Annual	National Bank of Hungary Budapest Offered 6 Month Index Rate (4)	Semi-Annual	CME	Jan 2028	HUF	174,100,000	(18,484)	0	(18,484)
7.71%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate (4)	Quarterly	CME	Jan 2028	ZAR	86,300,000	(272,950)	0	(272,950)
7.9%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate (4)	Quarterly	CME	Jan 2028	ZAR	31,600,000	(85,534)	0	(85,534)
7.73%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate (4)	Quarterly	CME	Jan 2028	ZAR	31,600,000	(98,124)	0	(98,124)
7.73%	Quarterly	SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate (4)	Quarterly	CME	Jan 2028	ZAR	26,400,000	(90,571)	0	(90,571)
5.3%	Annual	GPW Benchmark WIBD/WIBOR PLN 6m Rate (4)	Semi-Annual	CME	Jan 2028	PLN	6,000,000	(3,368)	0	(3,368)
Bank of Israel Tel Aviv Interbank Offered 3 Month (4)	Quarterly	3.49%	Annual	LCH	Jan 2028	ILS	3,700,000	13,421	0	13,421
Colombia IBR Overnight Nominal Interbank Reference Rate (4)	Quarterly	10.24%	Quarterly	CME	Feb 2028	COP	12,000,000,000	(124,825)	0	(124,825)
Chile Indice de Camara Promedio Interbank Overnight Index Rate (4)	Semi-Annual	5.94%	Semi-Annual	CME	Feb 2028	CLP	2,185,200,000	15,988	0	15,988
Prague Interbank Offered Rate 6-month (4)	Semi-Annual	5.22%	Annual	CME	Feb 2028	CZK	87,200,000	(91,873)	0	(91,873)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate (4)	Quarterly	8.43%	Quarterly	CME	Feb 2028	ZAR	85,300,000	147,485	0	147,485
Mexico Interbank TIIE 28 Day Rate (4)	Monthly	9.22%	Monthly	CME	Feb 2028	MXN	56,800,000	(73,065)	0	(73,065)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate (4)	Quarterly	8.21%	Quarterly	CME	Feb 2028	ZAR	56,800,000	124,382	0	124,382
Mexico Interbank TIIE 28 Day Rate (4)	Monthly	9.14%	Monthly	CME	Feb 2028	MXN	24,000,000	(36,934)	0	(36,934)
GPW Benchmark WIBD/WIBOR PLN 6m Rate (4)	Semi-Annual	6.04%	Annual	CME	Feb 2028	PLN	13,500,000	(72,977)	0	(72,977)
Bank of Israel Tel Aviv Interbank Offered 3 Month (4)	Quarterly	4.04%	Annual	LCH	Feb 2028	ILS	76,800,000	(216,860)	0	(216,860)
4.03%	Quarterly	Bank of Israel Tel Aviv Interbank Offered 3 Month (4)	Quarterly	LCH	Feb 2028	ILS	66,600,000	369,741	0	369,741
Bank of Israel Tel Aviv Interbank Offered 3 Month (4)	Quarterly	3.98%	Annual	LCH	Feb 2028	ILS	9,500,000	(15,165)	0	(15,165)
Bank Negara Malaysia Kilbor Interbank Offered Rate Fixing 3 Month (4)	Quarterly	3.75%	Quarterly	Bank of America, N.A.	Mar 2028	MYR	11,500,000	(30,747)	6,053	(24,694)
Klibor Interbank Offered Rate (4)	Quarterly	3.75%	Quarterly	Bank of America, N.A.	Mar 2028	MYR	10,700,000	(28,608)	(9,185)	(37,793)
3.75%	Quarterly	Klibor Interbank Offered Rate (4)	Quarterly	Bank of America, N.A.	Mar 2028	MYR	9,600,000	25,667	(15,739)	9,928
3.5%	Quarterly	Klibor Interbank Offered Rate (4)	Quarterly	Bank of America, N.A.	Mar 2028	MYR	8,100,000	1,339	(3,191)	(1,852)
9.05%	Quarterly	Colombia IBR Overnight Nominal Interbank Reference Rate (4)	Quarterly	CME	Mar 2028	COP	10,329,000,000	(636)	0	(636)
8.75%	Quarterly	Colombia IBR Overnight Interbank Reference Rate (4)	Quarterly	CME	Mar 2028	COP	6,718,000,000	(16,846)	0	(16,846)
Colombia IBR Overnight Nominal Interbank Reference Rate (4)	Quarterly	9.83%	Quarterly	CME	Mar 2028	COP	6,277,100,000	(38,364)	0	(38,364)
5.38%	Semi-Annual	Chile Indice de Camara Promedio Interbank Overnight Index Rate (4)	Semi-Annual	CME	Mar 2028	CLP	5,416,600,000	(160,704)	0	(160,704)
5.3%	Semi-Annual	Chile Indice de Camara Promedio Interbank Overnight Index Rate (4)	Semi-Annual	CME	Mar 2028	CLP	2,179,800,000	(74,922)	0	(74,922)
Chile Indice de Camara Promedio Interbank Overnight Index Rate (4)	Semi-Annual	6.49%	Semi-Annual	CME	Mar 2028	CLP	2,011,100,000	(52,796)	0	(52,796)
Chile Indice de Camara Promedio Interbank Overnight Index Rate (4)	Semi-Annual	6.39%	Semi-Annual	CME	Mar 2028	CLP	1,683,100,000	(20,773)	0	(20,773)
Chile Indice de Camara Promedio Interbank Overnight Index Rate (4)	Semi-Annual	6.38%	Semi-Annual	CME	Mar 2028	CLP	992,300,000	(19,460)	0	(19,460)
Chile Indice de Camara Promedio Interbank Overnight Index Rate (4)	Semi-Annual	6.37%	Semi-Annual	CME	Mar 2028	CLP	936,200,000	(17,853)	0	(17,853)
4.51%	Annual	Prague Interbank Offered Rate 6-month (4)	Semi-Annual	CME	Mar 2028	CZK	85,800,000	(14,269)	0	(14,269)
8.44%	Monthly	Mexico Interbank TIIE 28 Day Rate (4)	Monthly	CME	Mar 2028	MXN	68,900,000	(16,428)	0	(16,428)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate (4)	Quarterly	8.12%	Quarterly	CME	Mar 2028	ZAR	23,700,000	40,010	0	40,010
GPW Benchmark WIBD/WIBOR PLN 6m Rate (4)	Semi-Annual	5.43%	Annual	CME	Mar 2028	PLN	3,100,000	2,203	0	2,203
KRW 3 Month Certificate of Deposit (4)	Quarterly	3.5%	Quarterly	LCH	Mar 2028	KRW	4,900,100,000	36,133	0	36,133
3.25%	Quarterly	KRW 3 Month Certificate of Deposit (4)	Quarterly	LCH	Mar 2028	KRW	4,781,000,000	(33,936)	0	(33,936)
3.25%	Quarterly	KRW 3 Month Certificate of Deposit (4)	Quarterly	LCH	Mar 2028	KRW	3,945,000,000	(27,789)	0	(27,789)
KRW 3 Month Certificate of Deposit (4)	Quarterly	3.25%	Quarterly	LCH	Mar 2028	KRW	1,794,700,000	(13,808)	0	(13,808)
4%	Quarterly	Korea Federation of Banks (KORIBOR) 3 Month Rate (4)	Quarterly	LCH	Mar 2028	KRW	1,566,200,000	(12,582)	0	(12,582)
6.5%	Semi-Annual	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate (4)	Semi-Annual	LCH	Mar 2028	INR	528,700,000	34,578	0	34,578
6.25%	Semi-Annual	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate (4)	Semi-Annual	LCH	Mar 2028	INR	238,700,000	(2,129)	0	(2,129)
2.25%	Quarterly	Thailand Overnight Repo Rate (4)	Quarterly	LCH	Mar 2028	THB	202,200,000	(4,394)	0	(4,394)
3%	Quarterly	CFETS China Fixing Repo Rates 7 Day (4)	Quarterly	LCH	Mar 2028	CNY	91,400,000	26,859	0	26,859
3.25%	Quarterly	HK Assoc. of Banks Hong Kong Dollar (HIBOR) Fixings 3 Month (4)	Quarterly	LCH	Mar 2028	HKD	67,800,000	(151,062)	0	(151,062)
HK Assoc. of Banks Hong Kong Dollar (HIBOR) Fixings 3 Month (4)	Quarterly	3.75%	Quarterly	LCH	Mar 2028	HKD	64,600,000	22,246	0	22,246
3%	Quarterly	CFETS China Fixing Repo Rates 7 Day (4)	Quarterly	LCH	Mar 2028	CNY	44,800,000	58,431	0	58,431
2.75%	Quarterly	CFETS China Fixing Repo Rates 7 Day (4)	Quarterly	LCH	Mar 2028	CNY	17,700,000	39,870	0	39,870
2.75%	Quarterly	CFETS China Fixing Repo Rates 7 Day (4)	Quarterly	LCH	Mar 2028	CNY	15,900,000	14,730	0	14,730
Singapore Domestic Interbank Overnight Rate Avg. (4)	Semi-Annual	2.75%	Semi-Annual	LCH	Mar 2028	SGD	15,500,000	38,589	0	38,589
2.75%	Semi-Annual	Singapore Domestic Interbank Overnight Rate Avg. (4)	Semi-Annual	LCH	Mar 2028	SGD	8,084,000	(50,681)	0	(50,681)
3.87%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month (4)	Quarterly	LCH	Mar 2028	ILS	7,800,000	(17,479)	0	(17,479)
3.59%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month (4)	Quarterly	LCH	Mar 2028	ILS	5,300,000	(13,092)	0	(13,092)
Taiwan Interbank Money Center (TAIBOR) Fixing Rates 3 Month (4)	Quarterly	1.25%	Quarterly	LCH	Mar 2028	TWD	125,600,000	(10,850)	0	(10,850)
6.25%	Semi-Annual	Financial Benchmarks India Overnight Mumbai Interbank Outright Rate (4)	Semi-Annual	LCH	Mar 2028	INR	668,900,000	(20,001)	0	(20,001)
8.7%	Quarterly	Colombia IBR Overnight Nominal Interbank Reference Rate (4)	Quarterly	CME	Apr 2028	COP	8,197,300,000	(21,235)	0	(21,235)
8.74%	Annual	National Bank of Hungary Budapest Offered 6 Month Index Rate (4)	Semi-Annual	CME	Apr 2028	HUF	985,200,000	(34,598)	0	(34,598)
National Bank of Hungary Budapest Offered 6 Month Index Rate (4)	Semi-Annual	9.51%	Semi-Annual	CME	Apr 2028	HUF	757,400,000	(27,225)	0	(27,225)
National Bank of Hungary Budapest Offered 6 Month Index Rate (4)	Semi-Annual	9.49%	Annual	CME	Apr 2028	HUF	611,500,000	(22,068)	0	(22,068)
8.8%	Annual	National Bank of Hungary Budapest Offered 6 Month Index Rate (4)	Semi-Annual	CME	Apr 2028	HUF	414,900,000	(12,128)	0	(12,128)
National Bank of Hungary Budapest Offered 6 Month Index Rate (4)	Semi-Annual	9.5%	Annual	CME	Apr 2028	HUF	250,700,000	(9,328)	0	(9,328)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate (4)	Quarterly	8.51%	Quarterly	CME	Apr 2028	ZAR	76,200,000	126,704	0	126,704
Prague Interbank Offered Rate 6-month (4)	Semi-Annual	5.09%	Semi-Annual	CME	Apr 2028	CZK	50,200,000	(29,704)	0	(29,704)
3.53%	Annual	Bank of Israel Tel Aviv Interbank Offered 3 Month (4)	Quarterly	LCH	Apr 2028	ILS	6,300,000	(20,091)	0	(20,091)
BNP Paribas Sinacofi Chile Interbank Rate Avg. (4)	Semi-Annual	5.8%	Semi-Annual	CME	May 2028	CLP	2,024,600,000	(18,298)	0	(18,298)
BNP Paribas Sinacofi Chile Interbank Rate Avg. (4)	Semi-Annual	5.78%	Semi-Annual	CME	May 2028	CLP	508,400,000	(4,115)	0	(4,115)
SAFE South Africa Johannesburg Interbank Agreed 3 Month Rate (4)	Quarterly	9.35%	Quarterly	CME	May 2028	ZAR	129,700,000	7,025	0	7,025
4.7%	Annual	Prague Interbank Offered Rate 6-month (4)	Semi-Annual	CME	May 2028	CZK	50,000,000	9,381	0	9,381
Mexico Interbank TIIE 28 Day Rate (4)	Monthly	8.73%	Monthly	CME	May 2028	MXN	48,000,000	(23,517)	0	(23,517)
Mexico Interbank TIIE 28 Day Rate (4)	Monthly	8.7%	Monthly	CME	May 2028	MXN	31,200,000	402	0	402
Bank of Israel Tel Aviv Interbank Offered 3 Month (4)	Quarterly	3.59%	Annual	LCH	May 2028	ILS	16,900,000	(583)	0	(583)
BNP Paribas Sinacofi Chile Interbank Rate Avg. (4)	Semi-Annual	5.7%	Semi-Annual	CME	Jun 2028	CLP	1,688,700,000	(6,632)	0	(6,632)
BNP Paribas Sinacofi Chile Interbank Rate Avg. (4)	Semi-Annual	5.65%	Semi-Annual	CME	Jun 2028	CLP	1,071,300,000	(1,423)	0	(1,423)
Canadian Overnight Repo Rate Average (CORRA) (4)	Semi-Annual	3%	Semi-Annual	LCH	Sep 2028	CAD	7,900,000	(18,717)	0	(18,717)
U.S. Secured Overnight Fin. Rate (SOFR) Index (4)	Annual	3%	Annual	LCH	Sep 2028		400,000	(7,633)	0	(7,633)
11.08%	At Maturity	Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	CME	Jan 2029	BRL	50,700,000	10,347	0	10,347
12.06%	At Maturity	Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	CME	Jan 2029	BRL	28,700,000	172,002	0	172,002
11.84%	At Maturity	Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	CME	Jan 2029	BRL	18,600,000	87,930	0	87,930
11.31%	At Maturity	Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	CME	Jan 2029	BRL	16,300,000	28,702	0	28,702
11.66%	At Maturity	Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	CME	Jan 2029	BRL	12,100,000	50,082	0	50,082
11.11%	At Maturity	Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	CME	Jan 2029	BRL	11,800,000	7,406	0	7,406
12.75%	At Maturity	Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	CME	Jan 2029	BRL	7,700,000	77,525	0	77,525
12.56%	At Maturity	Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	CME	Jan 2029	BRL	7,700,000	67,517	0	67,517
11.94%	At Maturity	Brazil Cetip DI Interbank Deposit Rate (4)	At Maturity	CME	Jan 2029	BRL	5,300,000	28,225	0	28,225
Prague Interbank Offered Rate 6-month (4)	Semi-Annual	3.34%	Annual	CME	Jan 2032	CZK	35,700,000	(57,549)	0	(57,549)
8.25%	Monthly	Mexico 28 Day Cetes Auction Average Yield Rate (4)	Monthly	CME	Dec 2032	MXN	23,000,000	(4,600)	0	(4,600)
Mexico Interbank TIIE 28 Day Rate (4)	Monthly	8.76%	Monthly	CME	Feb 2033	MXN	32,200,000	(80,041)	0	(80,041)
Mexico Interbank TIIE 28 Day Rate (4)	Monthly	8.8%	Monthly	CME	Feb 2033	MXN	31,700,000	(54,952)	0	(54,952)
4.22%	Annual	Prague Interbank Offered Rate 6-month (4)	Semi-Annual	CME	Mar 2033	CZK	49,700,000	(12,395)	0	(12,395)
8.37%	Monthly	Mexico Interbank TIIE 28 Day Rate (4)	Monthly	CME	Mar 2033	MXN	37,900,000	4,957	0	4,957
8.28%	Monthly	Mexico Interbank TIIE 28 Day Rate (4)	Monthly	CME	Mar 2033	MXN	16,300,000	(4,777)	0	(4,777)
0.85%	Annual	Bank of Japan Final Result - Unsecured Overnight Call Rate (TONAR) (4)	Annual	LCH	Sep 2033	JPY	1,090,000,000	(2,755)	0	(2,755)
SONIA Interest Rate Benchmark (4)	Annual	3.5%	Annual	LCH	Sep 2033	GBP	11,300,000	(18,416)	0	(18,416)
Canadian Overnight Repo Rate Average (CORRA) (4)	Semi-Annual	3%	Semi-Annual	LCH	Sep 2033	CAD	7,700,000	(46,677)	0	(46,677)
3%	Annual	6-month EURIBOR (4)	Semi-Annual	LCH	Sep 2033	EUR	2,800,000	1,267	0	1,267
1.2%	Annual	Bank of Japan Final Result - Unsecured Overnight Call Rate (TONAR) (4)	Annual	LCH	Sep 2053	JPY	120,000,000	42,390	0	42,390
SONIA Interest Rate Benchmark (4)	Annual	3.25%	Annual	LCH	Sep 2053	GBP	1,700,000	(21,447)	0	(21,447)
6-month EURIBOR (4)	Semi-Annual	2.5%	Annual	LCH	Sep 2053	EUR	1,000,000	(9,641)	0	(9,641)
3.25%	Semi-Annual	Canadian Overnight Repo Rate Average (CORRA) (4)	Semi-Annual	LCH	Sep 2053	CAD	800,000	10,468	0	10,468
TOTAL INTEREST RATE SWAPS								(953,116)	(86,825)	(1,039,941)

(1)Swaps with CME Group (CME) and LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Total Return Swaps
Underlying Reference	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Units	Notional Amount		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Pays
SET50 Index Futures	Pays	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2023	59,000	THB	54,380,300	0	0	0
SET50 Index Futures	Pays	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2023	39,200	THB	36,122,800	39,020	0	39,020
SET50 Index Futures	Pays	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2023	9,600	THB	8,846,400	1,547	0	1,547
iBovespa Index Futures	Pays	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2023	109	BRL	11,873,370	(107,640)	0	(107,640)
iBovespa Index Futures	Pays	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2023	57	BRL	6,244,350	0	0	0
iBovespa Index Futures	Pays	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2023	8	BRL	871,440	(7,829)	0	(7,829)
Receives
KOSPI 200 Futures	Receives	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2023	3,750,000	KRW	1,271,250,000	0	0	0
KOSPI 200 Futures	Receives	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2023	3,750,000	KRW	1,253,625,000	13,327	0	13,327
KOSPI 200 Futures	Receives	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2023	2,250,000	KRW	754,087,500	6,550	0	6,550
KOSPI 200 Futures	Receives	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2023	1,250,000	KRW	407,312,500	12,429	0	12,429
SET50 Index Futures	Receives	At Maturity	None	At Maturity	Goldman Sachs Intl.	Jun 2023	57,000	THB	52,525,500	67,232	0	67,232
TOTAL RETURN SWAPS										24,636	0	24,636

For the period, the average monthly notional amount at value for swaps in the aggregate was $179,640,284.

Currency Abbreviations
AUD	-	Australian dollar
BRL	-	Brazilian real
CAD	-	Canadian dollar
CHF	-	Swiss franc
CLP	-	Chilean peso
CNY	-	Chinese yuan
COP	-	Colombian peso
CZK	-	Czech koruna
EUR	-	European Monetary Unit
GBP	-	British pound sterling
HKD	-	Hong Kong dollar
HUF	-	Hungarian forint
IDR	-	Indonesian rupiah
ILS	-	Israeli shekel
INR	-	Indian rupee
JPY	-	Japanese yen
KRW	-	Korean won
MXN	-	Mexican peso
MYR	-	Malaysian ringgit
NOK	-	Norwegian krone
NZD	-	New Zealand dollar
PEN	-	Peruvian new sol
PHP	-	Philippine peso
PLN	-	Polish zloty
RON	-	Romanian leu (new)
SEK	-	Swedish krona
SGD	-	Singapore dollar
THB	-	Thai baht
TRY	-	Turkish Lira
TWD	-	Taiwanese dollar
USD	-	U.S. dollar
ZAR	-	South African rand

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,185,986 or 0.3% of net assets.

(e)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $1,244,088.
(f)	Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $1,972,000.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)	Non-income producing
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(k)	Affiliated Fund
(l)
Represents a forward settling transaction and therefore no collateral securities had been allocated as of period end. The agreement contemplated the delivery of U.S. Treasury Obligations as collateral on settlement date.

(m)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,736,168.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	-	17,962,565	8,382,158	187,742	-	-	9,580,407	0.0%
Total	-	17,962,565	8,382,158	187,742	-	-	9,580,407

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Investments Money Market Government Portfolio Institutional Class 5.02%	-	545,056,551	470,469,143	4,657,869	-	-	74,587,408
	-	545,056,551	470,469,143	4,657,869	-	-	74,587,408

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Strategic Advisers Alternatives Fund Cayman Ltd.	-	11,500,000	-	-	-	5,952,035	17,452,035

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	26,573,541	-	26,573,541	-

U.S. Government and Government Agency Obligations	18,719,332	-	18,719,332	-

U.S. Government Agency - Mortgage Securities	4,045,125	-	4,045,125	-

Asset-Backed Securities	5,956,495	-	5,956,495	-

Foreign Government and Government Agency Obligations	13,924,480	-	13,924,480	-

Bankers' Acceptances	1,465,680	-	1,465,680	-

Commercial Paper	20,824,356	-	20,824,356	-

Alternative Funds	2,124,410,535	2,124,410,535	-	-

Money Market Funds	87,259,584	87,259,584	-	-

Repurchase Agreements	137,900,000	-	137,900,000	-

Purchased Options	2,794,075	2,794,075	-	-
Total Investments in Securities:	2,443,873,203	2,214,464,194	229,409,009	-
Derivative Instruments:

Assets
Futures Contracts	4,239,488	4,239,488	-	-
Forward Foreign Currency Contracts	4,977,787	-	4,977,787	-
Swaps	2,808,196	-	2,808,196	-
Total Assets	12,025,471	4,239,488	7,785,983	-

Liabilities
Futures Contracts	(1,100,051)	(1,100,051)	-	-
Forward Foreign Currency Contracts	(5,120,044)	-	(5,120,044)	-
Swaps	(3,639,293)	-	(3,639,293)	-
Total Liabilities	(9,859,388)	(1,100,051)	(8,759,337)	-
Total Derivative Instruments:	2,166,083	3,139,437	(973,354)	-
Other Financial Instruments:

TBA Sale Commitments	(21,395,587)	-	(21,395,587)	-
Total Other Financial Instruments:	(21,395,587)	-	(21,395,587)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Consolidated Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Commodity Risk
Futures Contracts (a)	3,437,924	(370,433)
Total Commodity Risk	3,437,924	(370,433)
Credit Risk
Swaps (b)	100,117	(2,734)
Total Credit Risk	100,117	(2,734)
Equity Risk
Futures Contracts (a)	790,565	(575,060)
Purchased Options (c)	2,794,075	0
Swaps (b)	140,105	(115,469)
Total Equity Risk	3,724,745	(690,529)
Foreign Exchange Risk
Forward Foreign Currency Contracts (d)	4,977,787	(5,120,044)
Total Foreign Exchange Risk	4,977,787	(5,120,044)
Interest Rate Risk
Futures Contracts (a)	10,999	(154,558)
Swaps (b)(e)	2,567,974	(3,521,090)
Total Interest Rate Risk	2,578,973	(3,675,648)
Total Value of Derivatives	14,819,546	(9,859,388)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(b)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Consolidated Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

(c)Gross value is presented in the Consolidated Statement of Assets and Liabilities in the Investments in Securities at value line-item.

(d)Gross value is presented in the Consolidated Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(e)For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Consoidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value (including repurchase agreements of $137,900,000) - See accompanying schedule:
Unaffiliated issuers (cost $2,440,385,464)	$2,359,704,871
Fidelity Central Funds (cost $9,580,407)	9,580,407
Other affiliated issuers (cost $74,587,408)	74,587,408

Total Investment in Securities (cost $2,524,553,279)		$2,443,872,686
Segregated cash with brokers for derivative instruments		11,409,000
Cash		158,442
Restricted cash		325,242
Foreign currency held at value (cost $1,215,013)		1,208,307
Receivable for investments sold
Regular delivery		2,465,347
Delayed delivery		1,983,816
Receivable for TBA sale commitments		21,345,234
Unrealized appreciation on forward foreign currency contracts		4,977,787
Receivable for fund shares sold		1,161,706
Interest receivable		324,200
Distributions receivable from Fidelity Central Funds		37,438
Bi-lateral OTC swaps, at value		328,822
Prepaid expenses		8,476
Other receivables		1,904
Total assets		2,489,608,407
Liabilities
Segregated cash from brokers for derivative instruments	$1,929,000
Payable for investments purchased
Regular delivery	72,187,454
Delayed delivery	7,867,656
TBA sale commitments, at value	21,395,587
Unrealized depreciation on forward foreign currency contracts	5,120,044
Payable for fund shares redeemed	1,681,156
Bi-lateral OTC swaps, at value	269,979
Accrued management fee	128,120
Payable for daily variation margin on futures contracts	113,599
Payable for daily variation margin on centrally cleared OTC swaps	257,260
Other payables and accrued expenses	206,436
Total Liabilities		111,156,291
Net Assets		$2,378,452,116
Net Assets consist of:
Paid in capital		$2,475,403,674
Total accumulated earnings (loss)		(96,951,558)
Net Assets		$2,378,452,116
Net Asset Value , offering price and redemption price per share ($2,378,452,116 ÷ 248,472,350 shares)		$9.57

Consolidated Statement of Operations
		For the period July 12, 2022 (commencement of operations) through May 31, 2023
Investment Income
Dividends:
Unaffiliated issuers		$68,526,791
Affiliated issuers		4,657,869
Interest		2,348,526
Income from Fidelity Central Funds		187,742
Total Income		75,720,928
Expenses
Management fee	$4,891,470
Custodian fees and expenses	18,409
Independent trustees' fees and expenses	9,081
Registration fees	297,423
Audit	92,556
Subsidiary directors' fees	15,000
Legal	1,524
Interest	613
Miscellaneous	2,179
Total expenses before reductions	5,328,255
Expense reductions	(4,042,784)
Total expenses after reductions		1,285,471
Net Investment income (loss)		74,435,457
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(51,186,864)
Forward foreign currency contracts	(609,346)
Foreign currency transactions	(33,522)
Futures contracts	(1,004,202)
Swaps	(3,420,459)
Capital gain distributions from underlying funds:
Unaffiliated issuers	60,766,187
Total net realized gain (loss)		4,511,794
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Investments	(80,680,593)
Forward foreign currency contracts	(142,257)
Assets and liabilities in foreign currencies	(6,802)
Futures contracts	3,139,437
Swaps	(917,922)
TBA Sale commitments	(50,353)
Total change in net unrealized appreciation (depreciation)		(78,658,490)
Net gain (loss)		(74,146,696)
Net increase (decrease) in net assets resulting from operations		$288,761
Consolidated Statement of Changes in Net Assets

For the period July 12, 2022 (commencement of operations) through May 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$74,435,457
Net realized gain (loss)	4,511,794
Change in net unrealized appreciation (depreciation)	(78,658,490)
Net increase (decrease) in net assets resulting from operations	288,761
Distributions to shareholders	(97,109,900)
Share transactions
Proceeds from sales of shares	2,734,675,723
Reinvestment of distributions	96,564,757
Cost of shares redeemed	(355,967,225)
Net increase (decrease) in net assets resulting from share transactions	2,475,273,255
Total increase (decrease) in net assets	2,378,452,116

Net Assets
Beginning of period	-
End of period	$2,378,452,116

Other Information
Shares
Sold	274,985,960
Issued in reinvestment of distributions	10,058,843
Redeemed	(36,572,453)
Net increase (decrease)	248,472,350

Consolidated Financial Highlights
Strategic Advisers Alternatives Fund

Years ended May 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.40
Net realized and unrealized gain (loss)	(.41)
Total from investment operations	(.01)
Distributions from net investment income	(.29)
Distributions from net realized gain	(.14)
Total distributions	(.42) D
Net asset value, end of period	$9.57
Total Return E,F	(.11)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.33% I,J
Expenses net of fee waivers, if any	.08% I,J
Expenses net of all reductions	.08% I,J
Net investment income (loss)	4.62% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,378,452
Portfolio turnover rate K	64% I

A For the period July 12, 2022 (commencement of operations) through May 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Audit fees are not annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Consolidated Financial Statements
For the period ended May 31, 2023

1. Organization.
Strategic Advisers Alternatives Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Consolidated Subsidiary.
The Funds included in the table below hold certain commodity-related investments through a wholly owned subsidiary (the "Subsidiary"). As of period end, the investments in the Subsidiaries, were as follows:

	Subsidiary Name	Net Assets of Subsidiary	% of Fund's Net Assets
Strategic Advisers Alternatives Fund	Strategic Advisers Alternatives Fund Cayman Ltd.	17,452,035.7

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The   consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the   consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the   consolidated financial statements were issued have been evaluated in the preparation of the   consolidated financial statements. The Fund's   Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, Bankers' acceptances, foreign government and government agency obligations, U.S. government and government agency obligations and commercial paper are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of the Fund's   Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the   Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying   consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the   consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the   consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying funds, swap agreements, futures and options transactions, foreign currency transactions, market discount, capital loss carryforwards, controlled foreign corporations, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,254,872
Gross unrealized depreciation	(95,612,915)
Net unrealized appreciation (depreciation)	$(78,358,043)
Tax Cost	$2,524,584,201

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,675,759
Capital loss carryforward	$(26,298,529)
Net unrealized appreciation (depreciation) on securities and other investments	$(78,328,787)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(26,298,529)
Total capital loss carryforward	$(26,298,529)

The tax character of distributions paid was as follows:

May 31, 2023 A
Ordinary Income	$97,109,900
A   For the period July 12, 2022 (commencement of operations) through May 31, 2023.

Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, funds and other registered investment companies having management contracts with Fidelity Management and Research Company LLC, or its affiliates are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The collateral balance is monitored on a daily basis to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Reverse Repurchase Agreements. To enhance their yield, funds may enter into reverse repurchase transactions under master repurchase agreements whereby a fund delivers securities to a counterparty in return for cash and agrees to repurchase those securities at a future date and agreed upon price. During the period that reverse repurchase transactions are outstanding, a fund identifies the securities as pledged in its records with an initial value at least equal to its principal obligation under the agreement. The cash proceeds received by a fund may be invested in other securities. To the extent cash proceeds received from the counterparty exceed the value of the securities delivered, the counterparty may request additional collateral from a fund. If the counterparty defaults on its obligation, because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities delivered. If a fund has any open reverse repurchase agreements at period end, information regarding securities delivered under a reverse repurchase agreement is included at the end of the Schedule of Investments, and the cash proceeds are recorded as a liability in the Statement of Assets and Liabilities. A fund continues to receive interest and dividend payments on the securities delivered during the term of the reverse repurchase agreement. During the period, the average principal balance of reverse repurchase transactions and the weighted average interest rate with payments included in the Statement of Operations as a component of interest expense is as follows:

	Average Loan Balance	Weighted Average Interest Rate
Strategic Advisers Alternatives Fund	$1,500,000	4.9

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the   Consolidated Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the   Consolidated Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Consolidated Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Consolidated Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Commodity Risk	Commodity risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.
Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Consolidated Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Consolidated Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Consolidated Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Strategic Advisers Alternatives Fund
Commodity Risk
Futures	$2,645,571	$3,067,491
Total Commodity Risk	2,645,571	3,067,491
Credit Risk
Swaps	(158,639)	97,383
Total Credit Risk	(158,639)	97,383
Equity Risk
Futures Contracts	(2,442,589)	215,505
Purchased Options	(5,002,928)	(2,218,895)
Swaps	(209,826)	24,636
Total Equity Risk	(7,655,343)	(1,978,754)
Foreign Exchange Risk
Forward Foreign Currency Contracts	(609,346)	(142,257)
Total Foreign Exchange Risk	(609,346)	(142,257)
Interest Rate Risk
Futures Contracts	(1,207,184)	(143,559)
Swaps	(3,051,994)	(1,039,941)
Total Interest Rate Risk	(4,259,178)	(1,183,500)
Totals	$(10,036,935)	$(139,637)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Consolidated Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Consolidated Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market, commodities market, bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Consolidated Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Consolidated Statement of Operations.

Any open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Consolidated Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. Exchange-traded options were used to manage exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the   Consolidated Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the   Consolidated Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the   Consolidated Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the   Consolidated Statement of Operations.

Any open options at period end are presented in the   Consolidated Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Consolidated Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Consolidated Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Consolidated Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Consolidated Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Consolidated Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Consolidated Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Consolidated Statement of Operations.

Any open swaps at period end are included in the Consolidated Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Consolidated Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Consolidated Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Total Return Swaps. Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, a fund will receive a payment from or make a payment to the counterparty. A fund enters into total return swaps to manage its market exposure.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Alternatives Fund	3,280,441,235	947,295,670
6. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 2.00% of the Fund's average net assets. For the reporting period, the total annualized management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Fidelity Diversifying Solutions LLC and Pacific Investment Management Company LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
8. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Alternatives Fund	$155
9. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $4,042,784.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Alternatives Fund
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Strategic Advisers Alternatives Fund and its subsidiary (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2023, and the related consolidated statements of operations and changes in net assets, including the related notes, and the consolidated financial highlights for the period July 12, 2022 (commencement of operations) through May 31, 2023 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period July 12, 2022 (commencement of operations) through May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 21, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023

Strategic Advisers® Alternatives Fund	.08%
Actual		$ 1,000	$ 998.90	$ .40
Hypothetical- B		$ 1,000	$ 1,024.53	$ .40

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

A total of 6.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,826,287 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 3% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 5.18% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9905800.100
SAA-ANN-0723
Strategic Advisers® Large Cap Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report
May 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended May 31, 2023	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Large Cap Fund	3.57%	10.91%	11.64%

Returns from November 21, 2020 through May 31, 2022 are those of Strategic Advisers Large Cap Fund. Returns prior to the Reorganization on November 20, 2020 are those of Strategic Advisers Core Fund ("Predecessor Fund").
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Large Cap Fund on May 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 2.92% for the 12 months ending May 31, 2023, according to the S&P 500 ® index, as markets digested multiple crosscurrents and sustained year-to-date momentum. The upturn followed a year in which the S&P 500 ® returned -18.11% amid a multitude of risk factors. Record inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears. Since March 2022, the Fed has raised its benchmark rate 10 times, by 5 percentage points, while also shrinking its massive asset portfolio. Against this backdrop, stocks struggled to gain traction until a rally in late 2022, as risky assets regained favor. The S&P 500 ® continued its advance in 2023, gaining 9.65% through May 31, supported by moderating inflation data, a resilient labor market, and indications the Fed was nearing the end of its interest rate hiking regime. Uncertainty about the debt ceiling resulted in some ups and downs in May (+0.43%) but did not meaningfully alter the recent uptrend. A handful of mega-cap tech stocks have driven the index this year, as investors favored their perceived safety and that they were insulated from the March banking crisis that caused the Fed to reconsider its aggressive rate-hike campaign. Indeed, the central bank stepped down to hikes of 25 basis points in February, March and May. By sector for the full 12 months, information technology (+21%) led by a wide margin, whereas real estate (-16%) and materials (-11%) lagged most.
Comments from Portfolio Manager Niall Devitt:
For the fiscal year ending May 31, 2023, the Fund gained 3.57%, outpacing the 2.92% advance of the benchmark S&P 500 ® . Among the Fund's underlying managers, sub-adviser T. Rowe Price (+6%) was the top relative contributor. Stock selection among communication services, industrials and utilities companies boosted the result of this manager's core, enhanced-index strategy. Fidelity ® Growth Company Fund (+14%) also added value, as its high-growth approach fared well amid the rotation from value to growth stocks in the first five months of 2023. Another leading contributor, sub-adviser Loomis Sayles (+23%), handily outpaced the broader Fund's benchmark. This manager's opportunistic strategy focusing on both quality and growth stocks partly benefited from a sizable position in Nvidia. The maker of graphics chips used in video games, cloud computing and artificial intelligence was one of the top-performing stocks in S&P 500 the past 12 months. On the downside, two value-oriented managers, LSV Asset Management (-7%) and Brandywine Global Investment Management (-5%), pressured the Fund's relative result most. After being top contributors during the first half of the period, both managers' styles fell out of favor due to the reversal in market leadership later in the period. Over the past 12 months, we hired D.E. Shaw as a sub-adviser to gain access to its quantitatively driven, enhanced-index strategy focused on large-cap core stocks. We also added Neuberger Berman to run its S&P 500 ® Put Spread mandate, as well as Wellington Management to incorporate its diversified, large-cap core strategy within the Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary May 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)
(excluding cash equivalents)
Microsoft Corp.	6.0
Apple, Inc.	5.2
Fidelity Growth Company Fund	5.2
Amazon.com, Inc.	2.7
NVIDIA Corp.	2.3
Meta Platforms, Inc. Class A	1.8
Alphabet, Inc. Class C	1.7
Alphabet, Inc. Class A	1.6
Exxon Mobil Corp.	1.4
Fidelity SAI U.S. Quality Index Fund	1.4
29.3

Market Sectors (% of Fund's net assets)
(Stocks Only)
Information Technology	22.8
Health Care	13.0
Financials	12.8
Consumer Discretionary	9.1
Communication Services	7.8
Industrials	7.6
Consumer Staples	5.6
Energy	4.3
Utilities	2.3
Materials	2.2
Real Estate	1.8
Investment Companies	1.2

Asset Allocation (% of Fund's net assets)

Asset Allocation of funds in the pie chart reflect the categorizations of the asset as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2023
Showing Percentage of Net Assets

Common Stocks - 89.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.8%
Diversified Telecommunication Services - 0.4%
AT&T, Inc.	7,571,426	119,098,531
Bandwidth, Inc. (a)	2,631	31,309
Cellnex Telecom SA (b)	48,700	1,973,421
Consolidated Communications Holdings, Inc. (a)	11,348	41,420
Deutsche Telekom AG	486,877	10,801,634
Frontier Communications Parent, Inc. (a)(c)	1,100	16,368
Globalstar, Inc. (a)	39,462	44,987
IDT Corp. Class B (a)	900	27,351
Iridium Communications, Inc.	5,300	318,212
Liberty Global PLC Class C (a)	65,900	1,121,618
Lumen Technologies, Inc. (c)	171,500	339,570
Verizon Communications, Inc.	2,346,427	83,603,194
		217,417,615
Entertainment - 1.1%
Activision Blizzard, Inc.	789,512	63,318,862
Cinemark Holdings, Inc. (a)(c)	82,300	1,317,623
Endeavor Group Holdings, Inc. (a)	3,690	83,099
Live Nation Entertainment, Inc. (a)	39,542	3,160,987
Netflix, Inc. (a)	804,368	317,910,365
Sciplay Corp. (A Shares) (a)	7,100	137,669
Sea Ltd. ADR (a)	72,800	4,179,448
Spotify Technology SA (a)	61,372	9,138,291
Take-Two Interactive Software, Inc. (a)	28,400	3,911,532
The Walt Disney Co. (a)	1,722,730	151,531,331
Universal Music Group NV rights (a)(d)	586,072	169,142
Warner Bros Discovery, Inc. (a)	332,785	3,753,815
Warner Music Group Corp. Class A	18,953	463,401
World Wrestling Entertainment, Inc. Class A	21,608	2,189,323
		561,264,888
Interactive Media & Services - 5.1%
Alphabet, Inc.:
Class A (a)	6,534,454	802,888,363
Class C (a)	6,718,196	828,823,841
Bumble, Inc. (a)	1,397	21,374
CarGurus, Inc. Class A (a)	11,400	214,206
DHI Group, Inc. (a)	5,573	20,397
Eventbrite, Inc. (a)	14,200	103,092
EverQuote, Inc. Class A (a)	600	5,466
IAC, Inc. (a)	130,619	7,293,765
Match Group, Inc. (a)	130,350	4,497,075
Meta Platforms, Inc. Class A (a)	3,443,624	911,596,145
Pinterest, Inc. Class A (a)	112,000	2,681,280
QuinStreet, Inc. (a)	5,265	48,543
Snap, Inc. Class A (a)	605,000	6,171,000
TripAdvisor, Inc. (a)	16,800	261,408
TrueCar, Inc. (a)	400	904
Vimeo, Inc. (a)	109,400	401,498
Yelp, Inc. (a)	2,900	97,150
ZipRecruiter, Inc. (a)	10,628	164,415
		2,565,289,922
Media - 0.7%
Altice U.S.A., Inc. Class A (a)(c)	156,700	401,152
AMC Networks, Inc. Class A (a)	18,900	213,759
Charter Communications, Inc. Class A (a)	323,168	105,401,243
Clear Channel Outdoor Holdings, Inc. (a)	5,442	6,694
Comcast Corp. Class A	4,014,750	157,980,413
comScore, Inc. (a)	4,800	4,320
Entravision Communication Corp. Class A	400	1,652
Fox Corp.:
Class A	981,627	30,626,762
Class B	280,260	8,186,395
Gannett Co., Inc. (a)	8,868	19,687
Gray Television, Inc.	3,600	25,308
Interpublic Group of Companies, Inc.	127,600	4,745,444
Liberty Broadband Corp.:
Class A (a)	35,900	2,651,933
Class C (a)(c)	131,327	9,731,331
Liberty Media Corp. Liberty SiriusXM Series C (a)	263,113	7,356,639
News Corp. Class A	133,105	2,437,153
Nexstar Broadcasting Group, Inc. Class A	71,462	10,785,045
Omnicom Group, Inc.	302,102	26,642,375
Paramount Global Class B (c)	63,000	958,230
Scholastic Corp.	425	18,054
TEGNA, Inc.	305,200	4,727,548
The Trade Desk, Inc. (a)	1,100	77,088
WideOpenWest, Inc. (a)	5,500	41,800
		373,040,025
Wireless Telecommunication Services - 0.5%
Gogo, Inc. (a)	8,600	129,430
T-Mobile U.S., Inc. (a)	1,758,402	241,340,675
		241,470,105
TOTAL COMMUNICATION SERVICES		3,958,482,555
CONSUMER DISCRETIONARY - 9.1%
Automobile Components - 0.2%
Aptiv PLC (a)	205,258	18,079,125
BorgWarner, Inc.	876,099	38,837,469
Compagnie Generale des Etablissements Michelin SCA ADR	1,215,000	17,289,450
Lear Corp.	37,600	4,612,016
Magna International, Inc.:
Class A (c)	9,909	479,199
Class A (sub. vtg.)	185,825	8,990,782
Modine Manufacturing Co. (a)	600	16,374
Motorcar Parts of America, Inc. (a)	2,200	12,122
The Goodyear Tire & Rubber Co. (a)	317,400	4,357,902
Visteon Corp. (a)	806	107,665
		92,782,104
Automobiles - 1.1%
Ferrari NV	12,600	3,612,042
Ford Motor Co.	3,766,078	45,192,936
General Motors Co.	1,149,942	37,269,620
Harley-Davidson, Inc.	549,000	17,079,390
Tesla, Inc. (a)	2,241,372	457,082,992
Thor Industries, Inc. (c)	59,200	4,633,584
Winnebago Industries, Inc. (c)	957	53,247
		564,923,811
Broadline Retail - 2.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	161,035	12,810,334
Amazon.com, Inc. (a)	11,353,855	1,369,047,836
Coupang, Inc. Class A (a)	67,600	1,054,560
Dillard's, Inc. Class A	100	27,531
eBay, Inc.	576,125	24,508,358
Etsy, Inc. (a)	134,926	10,935,752
Kohl's Corp. (c)	232,700	4,263,064
Macy's, Inc. (c)	451,300	6,133,167
Qurate Retail, Inc. Series A (a)	52,306	43,419
		1,428,824,021
Distributors - 0.1%
Genuine Parts Co.	64,400	9,591,092
LKQ Corp.	543,441	28,666,513
Pool Corp.	2,333	737,765
		38,995,370
Diversified Consumer Services - 0.0%
2U, Inc. (a)	21,200	84,800
ADT, Inc. (c)	15,500	88,195
American Public Education, Inc. (a)	4,300	21,543
Chegg, Inc. (a)	111,603	1,002,195
Coursera, Inc. (a)	55,600	703,896
Duolingo, Inc. (a)	4,600	688,022
Grand Canyon Education, Inc. (a)	3,574	374,412
H&R Block, Inc.	13,643	407,244
Laureate Education, Inc. Class A	25,600	309,760
Perdoceo Education Corp. (a)	1,500	17,685
Service Corp. International	141,294	8,987,711
Udemy, Inc. (a)	3,595	35,950
		12,721,413
Hotels, Restaurants & Leisure - 2.0%
Airbnb, Inc. Class A (a)	159,198	17,475,164
ARAMARK Holdings Corp.	6,422	253,541
Booking Holdings, Inc. (a)	73,303	183,900,367
Bowlero Corp. Class A (a)	300	3,438
Boyd Gaming Corp.	34,085	2,172,237
Caesars Entertainment, Inc. (a)	95,154	3,902,266
Chipotle Mexican Grill, Inc. (a)	68,864	142,995,407
Churchill Downs, Inc.	48,400	6,573,688
Darden Restaurants, Inc.	50,787	8,050,755
Dine Brands Global, Inc.	79,600	4,762,468
Domino's Pizza, Inc.	26,471	7,672,619
Expedia, Inc. (a)	79,445	7,603,681
Hilton Worldwide Holdings, Inc.	888,766	120,978,828
Hyatt Hotels Corp. Class A (c)	500	53,740
Inspired Entertainment, Inc. (a)	200	2,746
Las Vegas Sands Corp. (a)	512,597	28,259,473
Marriott International, Inc. Class A	358,178	60,098,687
Marriott Vacations Worldwide Corp.	27,800	3,425,516
McDonald's Corp.	580,344	165,461,878
MGM Resorts International	152,388	5,987,325
Monarch Casino & Resort, Inc.	100	6,489
Noodles & Co. (a)	2,200	7,370
Red Rock Resorts, Inc.	1,798	81,971
Royal Caribbean Cruises Ltd. (a)	199,400	16,145,418
SeaWorld Entertainment, Inc. (a)	2,300	128,248
Six Flags Entertainment Corp. (a)(c)	11,999	306,574
Starbucks Corp.	745,900	72,829,676
Texas Roadhouse, Inc. Class A	50,820	5,483,478
The ONE Group Hospitality, Inc. (a)	600	4,236
Wendy's Co. (c)	11,800	259,718
Wingstop, Inc.	2,456	489,628
Wynn Resorts Ltd.	156,081	15,405,195
Yum China Holdings, Inc.	158,066	8,924,406
Yum! Brands, Inc.	939,944	120,961,393
		1,010,667,624
Household Durables - 0.4%
D.R. Horton, Inc.	196,418	20,985,299
Garmin Ltd.	7,700	794,255
GoPro, Inc. Class A (a)	14,500	60,900
Green Brick Partners, Inc. (a)	3,400	162,758
Lennar Corp.:
Class A	656,516	70,325,994
Class B	6,000	567,300
Lovesac (a)(c)	700	14,756
Mohawk Industries, Inc. (a)	90,985	8,374,259
Newell Brands, Inc. (c)	528,779	4,394,153
NVR, Inc. (a)	4,800	26,660,256
PulteGroup, Inc.	523,451	34,589,642
Skyline Champion Corp. (a)	7,800	453,414
Sony Group Corp. sponsored ADR	264,000	24,736,800
Toll Brothers, Inc.	24,400	1,651,880
TopBuild Corp. (a)	6,800	1,371,288
TRI Pointe Homes, Inc. (a)	1,500	43,815
Tupperware Brands Corp. (a)(c)	5,600	4,985
Universal Electronics, Inc. (a)	3,900	31,473
Vizio Holding Corp. (a)	723	4,721
Whirlpool Corp.	112,100	14,493,409
		209,721,357
Leisure Products - 0.0%
Acushnet Holdings Corp. (c)	16,307	729,901
Brunswick Corp.	30,300	2,287,650
Latham Group, Inc. (a)	3,507	12,625
Mattel, Inc. (a)	15,700	273,337
Polaris, Inc. (c)	18,900	2,035,719
Topgolf Callaway Brands Corp. (a)	2,400	40,968
YETI Holdings, Inc. (a)	9,700	354,729
		5,734,929
Specialty Retail - 2.2%
1-800-FLOWERS.com, Inc. Class A (a)	273	2,217
Academy Sports & Outdoors, Inc.	200	9,792
Advance Auto Parts, Inc.	600	43,734
American Eagle Outfitters, Inc.	5,854	59,535
Arhaus, Inc. (a)(c)	1,800	12,726
Asbury Automotive Group, Inc. (a)	500	104,555
AutoNation, Inc. (a)	125,300	16,404,276
AutoZone, Inc. (a)	29,822	71,180,342
Bath & Body Works, Inc.	189,981	6,694,930
Best Buy Co., Inc.	298,367	21,682,330
Boot Barn Holdings, Inc. (a)	400	27,048
Burlington Stores, Inc. (a)	438,130	65,921,040
CarMax, Inc. (a)(c)	115,621	8,348,992
CarParts.com, Inc. (a)	10,800	45,036
Chico's FAS, Inc. (a)	1,006	4,567
Conn's, Inc. (a)(c)	5,800	23,548
Dick's Sporting Goods, Inc.	160,511	20,466,758
Fast Retailing Co. Ltd.	8,800	2,064,123
Genesco, Inc. (a)	1,100	19,833
Group 1 Automotive, Inc.	1,900	424,669
GrowGeneration Corp. (a)	7,500	27,750
Lithia Motors, Inc. Class A (sub. vtg.)	5,900	1,376,352
LL Flooring Holdings, Inc. (a)	16,100	72,450
Lowe's Companies, Inc.	1,254,832	252,384,360
Murphy U.S.A., Inc.	24,811	6,858,257
O'Reilly Automotive, Inc. (a)	155,569	140,527,033
Overstock.com, Inc. (a)	45,300	848,469
Penske Automotive Group, Inc. (c)	174,900	24,174,678
Ross Stores, Inc.	341,857	35,423,222
Sally Beauty Holdings, Inc. (a)	473,762	5,334,560
Sleep Number Corp. (a)	6,600	119,724
Sonic Automotive, Inc. Class A (sub. vtg.)	2,100	87,024
The Aaron's Co., Inc.	27,674	338,730
The Cato Corp. Class A (sub. vtg.) (c)	4,000	32,240
The Container Store Group, Inc. (a)	3,400	8,364
The Home Depot, Inc.	796,260	225,699,897
The ODP Corp. (a)	62,670	2,510,560
TJX Companies, Inc.	2,297,059	176,391,161
Ulta Beauty, Inc. (a)	61,669	25,273,806
Upbound Group, Inc.	5,000	149,550
Valvoline, Inc.	77,400	2,979,900
Williams-Sonoma, Inc.	25,100	2,849,101
		1,117,007,239
Textiles, Apparel & Luxury Goods - 0.3%
Capri Holdings Ltd. (a)	42,000	1,474,200
Columbia Sportswear Co.	51,390	3,794,124
Fossil Group, Inc. (a)	10,500	21,315
Kontoor Brands, Inc.	900	35,244
Levi Strauss & Co. Class A	31,300	414,099
NIKE, Inc. Class B	867,490	91,311,997
PVH Corp.	35,600	3,062,312
Ralph Lauren Corp. (c)	129,805	13,799,570
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	44,700	2,296,239
Tapestry, Inc.	348,655	13,953,173
Under Armour, Inc.:
Class A (sub. vtg.) (a)	9,100	65,611
Class C (non-vtg.) (a)	116,400	765,912
Unifi, Inc. (a)	4,288	30,916
VF Corp.	133,400	2,297,148
Wolverine World Wide, Inc.	3,334	44,609
		133,366,469
TOTAL CONSUMER DISCRETIONARY		4,614,744,337
CONSUMER STAPLES - 5.6%
Beverages - 1.8%
Brown-Forman Corp. Class B (non-vtg.)	690	42,621
Celsius Holdings, Inc. (a)	1,000	125,530
Coca-Cola Bottling Co. Consolidated	1,186	784,824
Constellation Brands, Inc. Class A (sub. vtg.)	492,665	119,702,815
Keurig Dr. Pepper, Inc.	1,309,082	40,738,632
Molson Coors Beverage Co. Class B	543,420	33,610,527
Monster Beverage Corp.	3,642,692	213,534,605
PepsiCo, Inc.	1,191,059	217,189,609
The Coca-Cola Co.	4,608,282	274,930,104
The Vita Coco Co., Inc. (a)	2,300	61,364
		900,720,631
Consumer Staples Distribution & Retail - 1.4%
Albertsons Companies, Inc.	281,670	5,734,801
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	52,500	2,542,044
BJ's Wholesale Club Holdings, Inc. (a)	35,800	2,242,870
Chefs' Warehouse Holdings (a)	300	9,333
Costco Wholesale Corp.	355,061	181,635,005
Dollar General Corp.	435,650	87,604,859
Dollar Tree, Inc. (a)	130,509	17,603,054
Kroger Co.	2,058,994	93,334,198
Performance Food Group Co. (a)	8,400	464,436
SpartanNash Co.	2,200	50,380
Sysco Corp.	1,191,905	83,373,755
Target Corp.	30,311	3,968,619
U.S. Foods Holding Corp. (a)	134,000	5,330,520
United Natural Foods, Inc. (a)	28,600	763,906
Walgreens Boots Alliance, Inc. (c)	615,300	18,686,661
Walmart, Inc.	1,250,625	183,679,294
		687,023,735
Food Products - 0.6%
Archer Daniels Midland Co.	674,007	47,618,595
Bunge Ltd.	187,503	17,370,278
Campbell Soup Co.	28,466	1,438,956
Conagra Brands, Inc.	621,635	21,676,412
Darling Ingredients, Inc. (a)	150,696	9,551,112
Flowers Foods, Inc.	10,600	264,788
General Mills, Inc.	79,100	6,657,056
Ingredion, Inc.	168,200	17,593,720
Kellogg Co.	99,700	6,656,969
Lamb Weston Holdings, Inc.	104,013	11,566,246
McCormick & Co., Inc. (non-vtg.)	700	60,011
Mondelez International, Inc.	1,180,622	86,669,461
Post Holdings, Inc. (a)	104,309	8,862,093
Sovos Brands, Inc. (a)	400	7,596
The Hershey Co.	119,569	31,052,069
The J.M. Smucker Co.	15,961	2,339,723
The Kraft Heinz Co.	1,143,603	43,708,507
Tyson Foods, Inc. Class A	293,000	14,837,520
		327,931,112
Household Products - 1.2%
Church & Dwight Co., Inc.	5,700	526,965
Colgate-Palmolive Co.	1,022,525	76,055,410
Energizer Holdings, Inc.	401,612	13,092,551
Kimberly-Clark Corp.	115,918	15,565,469
Procter & Gamble Co.	3,381,339	481,840,808
Reynolds Consumer Products, Inc.	8,110	222,538
The Clorox Co.	200	31,636
		587,335,377
Personal Care Products - 0.1%
BellRing Brands, Inc. (a)	139,108	5,094,135
Coty, Inc. Class A (a)	19,700	213,548
elf Beauty, Inc. (a)	19,358	2,013,619
Estee Lauder Companies, Inc. Class A	244,914	45,071,523
Kenvue, Inc.	946,203	23,740,233
Olaplex Holdings, Inc. (a)	83,500	263,860
The Beauty Health Co. (a)(c)	165,700	1,332,228
		77,729,146
Tobacco - 0.5%
Altria Group, Inc.	1,919,473	85,262,991
Philip Morris International, Inc.	1,821,120	163,919,011
Vector Group Ltd.	53,400	625,314
		249,807,316
TOTAL CONSUMER STAPLES		2,830,547,317
ENERGY - 4.3%
Energy Equipment & Services - 0.3%
Archrock, Inc. (c)	2,700	24,300
Baker Hughes Co. Class A	1,933,962	52,700,465
Championx Corp.	11,400	287,964
Diamond Offshore Drilling, Inc. (a)	1,000	10,950
Expro Group Holdings NV (a)	178,000	2,953,020
Halliburton Co.	590,970	16,931,291
Helix Energy Solutions Group, Inc. (a)	500	3,140
Nextier Oilfield Solutions, Inc. (a)	800	6,032
NOV, Inc.	87,500	1,231,125
Oceaneering International, Inc. (a)	28,300	433,273
Schlumberger Ltd.	1,424,567	61,014,205
Solaris Oilfield Infrastructure, Inc. Class A	840	6,157
TETRA Technologies, Inc. (a)	3,853	10,018
Tidewater, Inc. (a)	443	19,851
U.S. Silica Holdings, Inc. (a)	17,104	193,788
Weatherford International PLC (a)	64,400	3,634,736
		139,460,315
Oil, Gas & Consumable Fuels - 4.0%
Africa Oil Corp.	1,085,700	2,319,359
Antero Midstream GP LP	3,700	37,777
APA Corp.	418,987	13,315,407
Berry Corp.	846	5,330
BP PLC sponsored ADR	832,264	28,055,619
Canadian Natural Resources Ltd.	96,500	5,198,560
Cheniere Energy, Inc.	78,000	10,902,060
Chesapeake Energy Corp.	47,400	3,566,850
Chevron Corp.	1,968,250	296,457,815
Clean Energy Fuels Corp. (a)	700	2,814
Comstock Resources, Inc. (c)	49,900	465,068
ConocoPhillips Co.	2,655,443	263,685,490
Coterra Energy, Inc.	1,150,972	26,760,099
Denbury, Inc. (a)	9,700	874,649
Devon Energy Corp.	80,210	3,697,681
Diamondback Energy, Inc.	25,535	3,246,775
DT Midstream, Inc.	300	13,638
Eco Atlantic Oil & Gas Ltd. (a)	811,500	182,326
Enviva, Inc. (c)	800	7,024
EOG Resources, Inc.	1,776,126	190,560,559
EQT Corp. (c)	115,922	4,030,608
Equitrans Midstream Corp.	71,300	608,189
Exxon Mobil Corp.	6,910,273	706,091,695
Gevo, Inc. (a)(c)	19,700	25,413
Green Plains, Inc. (a)	2,700	78,300
Hess Corp.	311,241	39,424,897
HF Sinclair Corp.	292,000	12,100,480
Imperial Oil Ltd. (c)	169,000	7,671,293
Kinder Morgan, Inc.	1,454,960	23,439,406
Kosmos Energy Ltd. (a)	428,400	2,553,264
Marathon Oil Corp.	354,058	7,845,925
Marathon Petroleum Corp.	785,068	82,361,484
MEG Energy Corp. (a)	391,500	5,915,039
Murphy Oil Corp.	8,000	278,400
New Fortress Energy, Inc.	3,900	102,453
Nextdecade Corp. (a)	200	1,110
Occidental Petroleum Corp. (c)	987,349	56,930,543
ONEOK, Inc. (c)	477,463	27,053,054
Overseas Shipholding Group, Inc. (a)	3,300	12,012
Par Pacific Holdings, Inc. (a)	8,801	187,637
PDC Energy, Inc.	30,400	2,086,048
Phillips 66 Co.	594,530	54,464,893
Pioneer Natural Resources Co.	138,783	27,678,882
Range Resources Corp.	145,200	3,974,124
Shell PLC ADR	472,498	26,459,888
SM Energy Co.	13,000	341,770
Southwestern Energy Co. (a)	343,400	1,638,018
Suncor Energy, Inc. (c)	284,800	7,974,400
Talos Energy, Inc. (a)	3,700	45,547
Targa Resources Corp.	15,800	1,075,190
Tellurian, Inc. (a)(c)	191,400	231,594
Texas Pacific Land Corp.	301	392,414
The Williams Companies, Inc.	504,068	14,446,589
TotalEnergies SE sponsored ADR	214,546	12,078,940
Valero Energy Corp.	474,962	50,839,932
		2,029,794,331
TOTAL ENERGY		2,169,254,646
FINANCIALS - 12.8%
Banks - 3.2%
AIB Group PLC	197,400	808,555
Banc of California, Inc.	1,300	13,897
Bank of America Corp.	10,117,387	281,162,185
BankUnited, Inc.	286,200	5,414,904
Berkshire Hills Bancorp, Inc.	2,000	40,900
BNP Paribas SA	111,806	6,500,210
BOK Financial Corp.	22,500	1,829,700
Byline Bancorp, Inc.	2,500	44,300
Citigroup, Inc.	2,241,876	99,359,944
Citizens Financial Group, Inc.	547,282	14,108,930
Comerica, Inc.	189,314	6,834,235
Commerce Bancshares, Inc.	210,000	10,069,500
ConnectOne Bancorp, Inc.	589	7,999
Cullen/Frost Bankers, Inc.	180,160	18,052,032
Customers Bancorp, Inc. (a)	198	4,558
DNB Bank ASA	115,000	1,926,473
Eagle Bancorp, Inc.	1,700	33,881
East West Bancorp, Inc.	700	33,495
Eastern Bankshares, Inc.	300	3,255
Eurobank Ergasias Services and Holdings SA (a)	2,094,761	3,269,071
Fifth Third Bancorp	3,538,206	85,872,260
First Foundation, Inc.	15,400	59,752
First Horizon National Corp.	77,800	802,118
First Internet Bancorp	1,818	22,325
Hanmi Financial Corp.	600	8,640
HarborOne Bancorp, Inc.	700	5,740
Heritage Commerce Corp.	1,200	8,736
Heritage Financial Corp., Washington	121	1,978
HomeStreet, Inc.	1,200	6,288
HomeTrust Bancshares, Inc.	110	2,155
Horizon Bancorp, Inc. Indiana	1,360	12,090
Huntington Bancshares, Inc.	2,318,094	23,899,549
JPMorgan Chase & Co.	3,319,308	450,463,289
KBC Group NV	30,765	2,011,886
KeyCorp	1,302,595	12,166,237
Live Oak Bancshares, Inc.	1,300	28,132
M&T Bank Corp. (c)	213,949	25,494,163
Midland States Bancorp, Inc.	500	9,670
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (c)	1,967,000	13,001,870
NatWest Group PLC	639,397	2,071,763
OceanFirst Financial Corp.	100	1,420
Pathward Financial, Inc.	1,500	65,910
Pinnacle Financial Partners, Inc.	900	43,785
Piraeus Financial Holdings SA (a)	661,999	1,953,006
PNC Financial Services Group, Inc.	486,331	56,331,720
Prosperity Bancshares, Inc.	29,900	1,709,682
Regions Financial Corp.	2,378,356	41,074,208
Standard Chartered PLC (United Kingdom)	165,446	1,303,990
Sumitomo Mitsui Financial Group, Inc.	62,500	2,536,355
Truist Financial Corp.	2,205,463	67,200,458
Trustmark Corp.	739	15,430
U.S. Bancorp	1,417,787	42,391,831
UniCredit SpA	167,917	3,237,822
Univest Corp. of Pennsylvania	95	1,684
Washington Federal, Inc.	924	24,033
Wells Fargo & Co.	7,859,262	312,877,220
WesBanco, Inc.	200	4,828
Western Alliance Bancorp.	109,000	3,695,100
Zions Bancorp NA	333,503	9,101,297
		1,609,036,444
Capital Markets - 2.6%
Affiliated Managers Group, Inc.	2,228	309,893
Ameriprise Financial, Inc.	334,157	99,735,840
Ares Management Corp.	576,442	50,202,334
Bank of New York Mellon Corp.	1,473,870	59,249,574
BlackRock, Inc. Class A	31,800	20,910,090
Blackstone, Inc. (c)	211,000	18,070,040
Blue Owl Capital, Inc. Class A	600	6,150
Brookfield Asset Management Ltd. Class A (c)	314,346	9,593,840
Brookfield Corp. Class A	1,428,993	42,926,950
Cboe Global Markets, Inc.	177,867	23,553,148
Charles Schwab Corp.	2,726,070	143,636,628
CME Group, Inc.	144,592	25,845,820
Donnelley Financial Solutions, Inc. (a)	1,500	66,525
FactSet Research Systems, Inc.	51,639	19,875,335
Federated Hermes, Inc.	2,700	92,961
Franklin Resources, Inc.	24,100	578,641
Goldman Sachs Group, Inc.	429,864	139,232,950
Greenhill & Co., Inc.	200	2,896
Intercontinental Exchange, Inc.	344,117	36,459,196
Invesco Ltd.	193,601	2,783,982
Jefferies Financial Group, Inc.	1,182,288	35,551,400
KKR & Co. LP	395,463	20,362,390
LPL Financial	24,531	4,778,148
MarketAxess Holdings, Inc.	29,228	7,961,999
Moody's Corp.	226,849	71,883,911
Morgan Stanley	1,607,405	131,421,433
Morningstar, Inc.	300	61,410
MSCI, Inc.	57,471	27,041,830
NASDAQ, Inc.	103,649	5,736,972
Northern Trust Corp.	152,742	10,985,205
Open Lending Corp. (a)	3,400	34,476
Raymond James Financial, Inc.	458,505	41,425,927
S&P Global, Inc.	465,291	170,961,872
Sculptor Capital Management, Inc. Class A	496	4,290
SEI Investments Co.	291,893	16,515,306
State Street Corp.	621,884	42,300,550
StepStone Group, Inc. Class A	57,265	1,231,770
Stifel Financial Corp.	160,600	8,924,542
T. Rowe Price Group, Inc.	120,367	12,898,528
TPG, Inc. (c)	7,700	198,660
UBS Group AG	234,263	4,429,913
Victory Capital Holdings, Inc.	1,900	58,843
Virtu Financial, Inc. Class A	164,628	2,895,807
		1,310,797,975
Consumer Finance - 0.7%
American Express Co.	1,185,705	188,005,385
Capital One Financial Corp.	741,466	77,268,172
Discover Financial Services	413,831	42,516,997
EZCORP, Inc. (non-vtg.) Class A (a)	6,439	53,701
LendingClub Corp. (a)	25,100	205,820
LendingTree, Inc. (a)	900	16,461
Navient Corp.	660,000	9,999,000
NerdWallet, Inc. (a)	1,200	11,280
OneMain Holdings, Inc.	96,408	3,650,007
PRA Group, Inc. (a)	2,400	44,880
PROG Holdings, Inc. (a)	1,200	39,156
Shriram Transport Finance Co. Ltd.	64,908	1,098,742
SLM Corp.	25,900	395,234
Synchrony Financial	223,743	6,927,083
		330,231,918
Financial Services - 4.1%
Apollo Global Management, Inc.	415,221	27,757,524
AvidXchange Holdings, Inc. (a)	26,000	251,940
Berkshire Hathaway, Inc.:
Class A (a)	8	3,904,192
Class B (a)	1,618,668	519,721,921
Block, Inc. Class A (a)	1,034,338	62,463,672
Corebridge Financial, Inc. (c)	1,424,277	23,671,484
Dlocal Ltd. (a)	136,200	1,585,368
Enact Holdings, Inc.	8,300	202,022
Equitable Holdings, Inc.	1,403,888	34,451,412
Euronet Worldwide, Inc. (a)(c)	1,300	144,820
Fidelity National Information Services, Inc.	69,700	3,803,540
Fiserv, Inc. (a)	888,178	99,644,690
FleetCor Technologies, Inc. (a)	580,782	131,576,162
Flywire Corp. (a)	44,800	1,345,792
Global Payments, Inc.	666,205	65,081,566
Jack Henry & Associates, Inc.	900	137,601
Marqeta, Inc. Class A (a)	57,700	276,383
MasterCard, Inc. Class A	1,242,739	453,624,590
MGIC Investment Corp.	356,728	5,393,727
One97 Communications Ltd. (a)	13,500	113,850
Payoneer Global, Inc. (a)	80,000	332,000
PayPal Holdings, Inc. (a)	796,596	49,380,986
PennyMac Financial Services, Inc.	200	12,208
Radian Group, Inc.	604,400	15,436,376
Repay Holdings Corp. (a)	10,200	64,566
The Western Union Co.	142,400	1,621,936
Toast, Inc. (a)(c)	10,721	224,819
UWM Holdings Corp. Class A (c)	71,889	368,791
Visa, Inc. Class A (c)	2,413,347	533,422,087
Voya Financial, Inc.	160,631	10,890,782
WEX, Inc. (a)	32,100	5,323,785
Worldline SA (a)(b)	64,882	2,520,959
		2,054,751,551
Insurance - 2.2%
AFLAC, Inc.	541,074	34,742,362
Allstate Corp.	95,200	10,324,440
American Equity Investment Life Holding Co.	2,524	99,572
American Financial Group, Inc.	97,166	10,908,827
American International Group, Inc.	1,581,604	83,556,139
Aon PLC	16,010	4,935,723
Arch Capital Group Ltd. (a)	407,146	28,378,076
Arthur J. Gallagher & Co.	30,538	6,117,678
Axis Capital Holdings Ltd.	137,500	7,136,250
Brighthouse Financial, Inc. (a)	12,100	487,146
Brookfield Asset Management Reinsurance Partners Ltd.	8,289	254,389
Chubb Ltd.	743,817	138,201,199
Cincinnati Financial Corp.	359,223	34,665,020
CNA Financial Corp.	103,994	3,833,219
Direct Line Insurance Group PLC	761,732	1,571,996
Erie Indemnity Co. Class A	700	149,870
Everest Re Group Ltd.	83,052	28,239,341
Fairfax Financial Holdings Ltd.	11,383	8,170,034
Fairfax Financial Holdings Ltd. (sub. vtg.)	4,070	2,921,346
Fidelity National Financial, Inc.	89,200	3,045,288
First American Financial Corp.	34,100	1,873,113
Globe Life, Inc.	273,028	28,171,029
Hartford Financial Services Group, Inc.	1,434,365	98,282,690
Kinsale Capital Group, Inc.	100	30,298
Lincoln National Corp.	268,500	5,617,020
Loews Corp.	415,724	23,280,544
Markel Group, Inc. (a)	3,670	4,825,059
Marsh & McLennan Companies, Inc.	479,593	83,055,916
MBIA, Inc. (a)	13,500	107,460
Mercury General Corp.	9,300	279,093
MetLife, Inc.	1,962,670	97,250,299
Old Republic International Corp.	99,500	2,436,755
Principal Financial Group, Inc.	86,700	5,675,382
ProAssurance Corp.	1,300	15,795
Progressive Corp.	1,877,916	240,204,236
Prudential Financial, Inc.	123,500	9,718,215
Prudential PLC	105,793	1,390,098
Reinsurance Group of America, Inc.	21,122	2,957,080
RenaissanceRe Holdings Ltd.	125,380	23,617,831
Ryan Specialty Group Holdings, Inc. (a)(c)	25,896	1,056,298
The Travelers Companies, Inc.	323,417	54,735,093
Unum Group	511,433	22,221,764
W.R. Berkley Corp.	171,180	9,531,302
		1,124,070,285
Mortgage Real Estate Investment Trusts - 0.0%
AGNC Investment Corp.	9,900	90,981
Annaly Capital Management, Inc.	280,900	5,303,392
BrightSpire Capital, Inc.	3,000	17,760
Chimera Investment Corp.	600	2,892
Granite Point Mortgage Trust, Inc. (c)	27,500	128,425
Great Ajax Corp.	2,124	11,682
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	100	2,353
Invesco Mortgage Capital, Inc.	5,500	58,300
Ladder Capital Corp. Class A	25,200	240,156
PennyMac Mortgage Investment Trust	900	10,476
Redwood Trust, Inc.	200	1,184
Rithm Capital Corp.	91,800	747,252
TPG RE Finance Trust, Inc.	700	4,431
Two Harbors Investment Corp.	6,600	82,104
		6,701,388
TOTAL FINANCIALS		6,435,589,561
HEALTH CARE - 13.0%
Biotechnology - 2.4%
AbbVie, Inc.	2,830,274	390,464,601
ACADIA Pharmaceuticals, Inc. (a)	26,000	611,000
ADMA Biologics, Inc. (a)	2,100	8,547
Akero Therapeutics, Inc. (a)	35,000	1,560,300
Allakos, Inc. (a)	10,100	50,298
Alnylam Pharmaceuticals, Inc. (a)	19,921	3,685,584
Amgen, Inc.	577,405	127,404,413
AnaptysBio, Inc. (a)(c)	1,210	23,111
Apellis Pharmaceuticals, Inc. (a)	84,200	7,228,570
Argenx SE ADR (a)	18,500	7,190,950
Ascendis Pharma A/S sponsored ADR (a)	28,000	2,435,160
Atara Biotherapeutics, Inc. (a)	92,000	140,760
Biogen, Inc. (a)	339,140	100,524,487
BioMarin Pharmaceutical, Inc. (a)	361,165	31,399,685
Blueprint Medicines Corp. (a)	28,000	1,582,560
C4 Therapeutics, Inc. (a)	4,898	16,604
CareDx, Inc. (a)	8,600	68,628
Chimerix, Inc. (a)	200	276
Coherus BioSciences, Inc. (a)	15,700	64,213
Cytokinetics, Inc. (a)(c)	60,000	2,261,400
Deciphera Pharmaceuticals, Inc. (a)	2,100	28,350
Dynavax Technologies Corp. (a)	2,400	27,432
Emergent BioSolutions, Inc. (a)	11,507	98,155
Exelixis, Inc. (a)(c)	3,400	65,552
Fate Therapeutics, Inc. (a)	2,500	12,625
Gilead Sciences, Inc.	1,435,367	110,437,137
Immunovant, Inc. (a)	3,300	69,333
Incyte Corp. (a)	88,437	5,443,297
Inhibrx, Inc. (a)	700	16,562
Intercept Pharmaceuticals, Inc. (a)	27,300	287,742
Iovance Biotherapeutics, Inc. (a)	1,409	12,315
Karuna Therapeutics, Inc. (a)	12,000	2,718,600
Kodiak Sciences, Inc. (a)	1,600	9,488
Legend Biotech Corp. ADR (a)	73,500	4,716,495
MiMedx Group, Inc. (a)	4,600	26,956
Moderna, Inc. (a)	263,561	33,659,375
Myriad Genetics, Inc. (a)	5,617	123,911
Natera, Inc. (a)	7,000	329,770
Neurocrine Biosciences, Inc. (a)	3,200	286,496
Nuvalent, Inc. Class A (a)	900	37,890
Organogenesis Holdings, Inc. Class A (a)	13,534	49,128
Point Biopharma Global, Inc. (a)	2,000	18,540
Poseida Therapeutics, Inc. (a)	775	1,759
Precigen, Inc. (a)	800	952
PTC Therapeutics, Inc. (a)	3,800	159,486
Regeneron Pharmaceuticals, Inc. (a)	236,017	173,604,665
Repligen Corp. (a)	21,800	3,660,656
Replimune Group, Inc. (a)	200	3,798
Sangamo Therapeutics, Inc. (a)	1,300	1,456
Sarepta Therapeutics, Inc. (a)	146,574	18,116,546
Seagen, Inc. (a)	13,200	2,583,240
Stoke Therapeutics, Inc. (a)	3,528	39,514
Travere Therapeutics, Inc. (a)	25,211	451,025
Vanda Pharmaceuticals, Inc. (a)	300	1,785
Vaxcyte, Inc. (a)	50,000	2,476,000
Vertex Pharmaceuticals, Inc. (a)	617,478	199,797,356
Xencor, Inc. (a)(c)	55,000	1,490,500
Y-mAbs Therapeutics, Inc. (a)	1,500	12,195
Zentalis Pharmaceuticals, Inc. (a)	60,000	1,562,400
		1,239,159,629
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	938,956	95,773,512
Accuray, Inc. (a)	200	738
Alcon, Inc. (c)	264,000	20,430,960
Align Technology, Inc. (a)	20,703	5,851,910
Alphatec Holdings, Inc. (a)	2,900	43,964
Angiodynamics, Inc. (a)	6,101	57,715
Baxter International, Inc.	1,514,994	61,690,556
Becton, Dickinson & Co.	218,736	52,881,615
Boston Scientific Corp. (a)	2,811,390	144,730,357
Cerus Corp. (a)	1,500	3,210
Dentsply Sirona, Inc.	255,600	9,232,272
DexCom, Inc. (a)	348,521	40,867,572
Edwards Lifesciences Corp. (a)	285,092	24,013,299
Embecta Corp.	23,900	661,313
Figs, Inc. Class A (a)	159,854	1,317,197
GE Healthcare Holding LLC	800	63,608
Glaukos Corp. (a)	100	5,702
Hologic, Inc. (a)	198,285	15,642,704
IDEXX Laboratories, Inc. (a)	58,633	27,250,859
Inspire Medical Systems, Inc. (a)	3,900	1,140,711
Insulet Corp. (a)	39,987	10,966,435
Integra LifeSciences Holdings Corp. (a)	15,400	584,430
Intuitive Surgical, Inc. (a)	717,877	220,991,256
iRhythm Technologies, Inc. (a)	23,700	2,708,199
Lantheus Holdings, Inc. (a)	39,900	3,454,941
Masimo Corp. (a)(c)	56,500	9,143,960
Medtronic PLC	918,072	75,979,639
Neogen Corp. (a)(c)	76,400	1,336,236
Nevro Corp. (a)(c)	14,400	396,864
Outset Medical, Inc. (a)	200	4,166
Penumbra, Inc. (a)(c)	43,500	13,369,290
ResMed, Inc.	28,400	5,986,436
Semler Scientific, Inc. (a)	1,834	50,417
Sensus Healthcare, Inc. (a)	711	1,913
Shockwave Medical, Inc. (a)	600	165,054
Sight Sciences, Inc. (a)	1,089	10,444
Silk Road Medical, Inc. (a)	1,100	33,209
Staar Surgical Co. (a)	1,100	63,822
STERIS PLC	86,406	17,278,608
Stryker Corp.	240,098	66,166,207
SurModics, Inc. (a)	100	1,833
Tandem Diabetes Care, Inc. (a)	68,600	1,782,914
Teleflex, Inc.	86,900	20,399,775
The Cooper Companies, Inc.	766	284,592
TransMedics Group, Inc. (a)	7,603	552,434
Utah Medical Products, Inc.	13	1,215
ViewRay, Inc. (a)	25,400	13,995
Zimmer Biomet Holdings, Inc.	282,639	35,991,250
Zimvie, Inc. (a)	23,700	236,526
		989,615,834
Health Care Providers & Services - 3.3%
Acadia Healthcare Co., Inc. (a)	54,900	3,877,587
agilon health, Inc. (a)(c)	465,000	9,244,200
Alignment Healthcare, Inc. (a)	2,500	14,675
Amedisys, Inc. (a)	4,300	326,499
AmerisourceBergen Corp.	382,668	65,110,960
Cardinal Health, Inc.	401,809	33,068,881
Centene Corp. (a)	1,521,339	94,946,767
Cigna Group	403,579	99,849,480
Community Health Systems, Inc. (a)	3,500	11,445
CVS Health Corp.	1,305,723	88,828,336
DaVita HealthCare Partners, Inc. (a)	138,253	12,950,159
DocGo, Inc. Class A (a)	3,600	32,220
Elevance Health, Inc.	300,536	134,586,032
Enhabit Home Health & Hospice (a)	5,273	56,737
Fulgent Genetics, Inc. (a)	1,000	39,770
HCA Holdings, Inc.	629,250	166,241,558
Henry Schein, Inc. (a)	94,176	6,959,606
Hims & Hers Health, Inc. (a)	19,200	171,648
Humana, Inc.	233,864	117,369,326
Laboratory Corp. of America Holdings	92,895	19,742,974
McKesson Corp.	261,467	102,191,762
Molina Healthcare, Inc. (a)	118,435	32,439,347
NeoGenomics, Inc. (a)	2,500	42,950
Opko Health, Inc. (a)	2,900	4,031
Option Care Health, Inc. (a)	28,700	790,685
Owens & Minor, Inc. (a)	8,450	171,620
Patterson Companies, Inc.	12,600	329,994
Pediatrix Medical Group, Inc. (a)	25,272	336,118
Pennant Group, Inc. (a)	190	2,280
Privia Health Group, Inc. (a)	120,000	2,994,000
Quest Diagnostics, Inc.	113,800	15,095,570
R1 RCM, Inc. (a)	800	13,000
RadNet, Inc. (a)	200	5,788
Surgery Partners, Inc. (a)	160,000	5,996,800
Tenet Healthcare Corp. (a)	23,293	1,658,462
The Joint Corp. (a)	1,016	14,407
UnitedHealth Group, Inc.	1,333,351	649,661,941
Universal Health Services, Inc. Class B	92,400	12,208,812
		1,677,386,427
Health Care Technology - 0.0%
Doximity, Inc. (a)(c)	1,700	52,139
Evolent Health, Inc. (e)	110,000	3,045,130
Evolent Health, Inc. (a)(c)	1,100	32,054
GoodRx Holdings, Inc. (a)	5,925	32,173
Health Catalyst, Inc. (a)	200	2,252
HealthStream, Inc.	100	2,302
MultiPlan Corp. Class A (a)	1,832	2,546
Nextgen Healthcare, Inc. (a)	800	12,456
OptimizeRx Corp. (a)	9,100	127,764
Phreesia, Inc. (a)	57,500	1,726,150
Sharecare, Inc. Class A (a)	300	447
Teladoc Health, Inc. (a)(c)	4,372	101,212
Veradigm, Inc. (a)	15,470	182,237
		5,318,862
Life Sciences Tools & Services - 1.4%
10X Genomics, Inc. (a)	30,000	1,573,800
Adaptive Biotechnologies Corp. (a)	300	2,088
Agilent Technologies, Inc.	465,884	53,888,802
Avantor, Inc. (a)	509,600	10,161,424
Bio-Rad Laboratories, Inc. Class A (a)	8,800	3,285,480
Bio-Techne Corp.	900	73,611
Bruker Corp.	38,000	2,625,800
Charles River Laboratories International, Inc. (a)	50,454	9,756,795
Codexis, Inc. (a)	12,107	26,756
CryoPort, Inc. (a)	300	5,523
Cytek Biosciences, Inc. (a)(c)	300	2,343
Danaher Corp.	736,467	169,107,553
Gerresheimer AG	25,000	2,747,073
ICON PLC (a)	18,900	4,026,267
Illumina, Inc. (a)	189,260	37,217,979
IQVIA Holdings, Inc. (a)	74,660	14,701,301
Maravai LifeSciences Holdings, Inc. (a)	5,000	64,200
MaxCyte, Inc. (a)	2,200	8,976
Medpace Holdings, Inc. (a)	4,100	848,577
Mettler-Toledo International, Inc. (a)	14,791	19,551,779
Nanostring Technologies, Inc. (a)	12,700	74,803
OmniAb, Inc. (a)	3,695	15,962
Pacific Biosciences of California, Inc. (a)	25,900	320,642
Personalis, Inc. (a)	255	459
Phenomex, Inc. (a)	6,779	4,745
Quanterix Corp. (a)	4,422	86,715
Revvity, Inc.	1,200	138,384
Sartorius Stedim Biotech	8,000	2,100,175
Sotera Health Co. (a)	12,300	173,307
Syneos Health, Inc. (a)	19,500	811,200
Thermo Fisher Scientific, Inc.	692,759	352,240,241
Waters Corp. (a)	6,525	1,639,211
West Pharmaceutical Services, Inc.	38,063	12,737,022
		700,018,993
Pharmaceuticals - 3.9%
Aclaris Therapeutics, Inc. (a)	230	1,921
Amneal Pharmaceuticals, Inc. (a)	1,900	4,446
Amylyx Pharmaceuticals, Inc. (a)	18,500	456,765
AstraZeneca PLC:
(United Kingdom)	73,500	10,705,321
sponsored ADR	418,820	30,607,366
Bristol-Myers Squibb Co.	3,898,046	251,190,084
Catalent, Inc. (a)	40,700	1,515,261
Corcept Therapeutics, Inc. (a)	1,600	37,584
DICE Therapeutics, Inc. (a)	2,100	66,381
Elanco Animal Health, Inc. (a)	2,539,803	20,699,394
Eli Lilly & Co.	825,983	354,726,659
Fulcrum Therapeutics, Inc. (a)	9,364	25,470
GSK PLC sponsored ADR	142,519	4,788,638
Jazz Pharmaceuticals PLC (a)	162,700	20,851,632
Johnson & Johnson	2,352,258	364,741,125
Merck & Co., Inc.	3,688,225	407,216,922
Nektar Therapeutics (a)	36,000	20,884
Novartis AG sponsored ADR	263,309	25,343,491
Novo Nordisk A/S:
Series B	30,800	4,956,676
Series B sponsored ADR	361,689	58,036,617
Organon & Co.	176,000	3,412,640
Paratek Pharmaceuticals, Inc. (a)(c)	13,448	20,575
Pfizer, Inc.	6,625,731	251,910,293
Pliant Therapeutics, Inc. (a)	1,602	34,651
Revance Therapeutics, Inc. (a)	33,000	1,008,480
Roche Holding AG sponsored ADR	442,422	17,515,487
Royalty Pharma PLC	180,000	5,893,200
UCB SA	35,000	3,049,785
Ventyx Biosciences, Inc. (a)	3,100	106,857
Viatris, Inc.	4,400,876	40,268,015
Zoetis, Inc. Class A	464,007	75,637,781
		1,954,850,401
TOTAL HEALTH CARE		6,566,350,146
INDUSTRIALS - 7.6%
Aerospace & Defense - 1.7%
BWX Technologies, Inc.	4,344	262,030
General Dynamics Corp.	354,441	72,369,763
HEICO Corp.	2,900	448,282
HEICO Corp. Class A	5,793	705,877
Hexcel Corp.	7,200	496,728
Howmet Aerospace, Inc.	878,096	37,538,604
Huntington Ingalls Industries, Inc.	102,500	20,641,450
Kaman Corp.	200	4,156
Kratos Defense & Security Solutions, Inc. (a)	1,638	21,523
L3Harris Technologies, Inc.	177,778	31,274,706
Lockheed Martin Corp.	185,602	82,409,144
Moog, Inc. Class A	74,200	7,212,982
Northrop Grumman Corp.	146,073	63,613,331
Park Aerospace Corp.	200	2,620
Parsons Corp. (a)	22,000	983,180
Raytheon Technologies Corp.	2,640,968	243,338,792
Textron, Inc.	401,020	24,811,107
The Boeing Co. (a)	822,781	169,246,052
TransDigm Group, Inc.	130,853	101,234,423
Triumph Group, Inc. (a)	12,900	144,351
		856,759,101
Air Freight & Logistics - 0.5%
Air Transport Services Group, Inc. (a)	2,800	46,760
C.H. Robinson Worldwide, Inc. (c)	158,288	14,964,548
Delhivery Private Ltd.	142,600	602,200
Expeditors International of Washington, Inc. (c)	311,467	34,357,925
FedEx Corp.	361,011	78,693,178
United Parcel Service, Inc. Class B	830,488	138,691,496
		267,356,107
Building Products - 0.4%
A.O. Smith Corp.	20,500	1,310,770
Advanced Drain Systems, Inc. (c)	18,400	1,780,568
Allegion PLC	78,098	8,179,985
Builders FirstSource, Inc. (a)	151,226	17,534,655
Carlisle Companies, Inc.	29,388	6,243,187
Carrier Global Corp.	956,340	39,114,306
Fortune Brands Home & Security, Inc.	162,207	9,805,413
Johnson Controls International PLC	361,247	21,566,446
Lennox International, Inc.	3,900	1,074,489
Masco Corp. (c)	104,600	5,054,272
MasterBrand, Inc. (a)	46,300	480,594
Owens Corning	161,705	17,194,093
PGT Innovations, Inc. (a)	2,200	54,714
The AZEK Co., Inc. (a)	696	16,182
Trane Technologies PLC	557,976	91,078,422
Trex Co., Inc. (a)	21,800	1,119,430
		221,607,526
Commercial Services & Supplies - 0.3%
ACCO Brands Corp.	5	24
Aurora Innovation, Inc. (a)	8,200	11,562
CECO Environmental Corp. (a)	100	1,076
Cintas Corp.	79,443	37,508,218
Copart, Inc. (a)	545,797	47,806,359
Deluxe Corp. (c)	215,300	3,276,866
Harsco Corp. (a)	47,200	399,312
Interface, Inc.	900	6,237
Pitney Bowes, Inc. (c)	15,000	49,800
Republic Services, Inc.	307,368	43,532,530
Rollins, Inc.	4,000	157,280
Stericycle, Inc. (a)	800	33,720
Viad Corp. (a)	100	2,322
Waste Connections, Inc. (United States)	234,122	31,992,771
Waste Management, Inc.	39,610	6,413,651
		171,191,728
Construction & Engineering - 0.0%
AECOM	3,400	265,370
Fluor Corp. (a)	44,900	1,192,544
Great Lakes Dredge & Dock Corp. (a)	2,200	13,948
Northwest Pipe Co. (a)	400	10,624
Tutor Perini Corp. (a)	660	3,564
Valmont Industries, Inc.	100	26,227
Willscot Mobile Mini Holdings (a)	93,038	4,008,077
		5,520,354
Electrical Equipment - 0.4%
Acuity Brands, Inc.	74,000	11,151,060
AMETEK, Inc.	355,693	51,600,384
Array Technologies, Inc. (a)	33,997	753,713
Babcock & Wilcox Enterprises, Inc. (a)	2,100	10,080
Eaton Corp. PLC (c)	651,249	114,554,699
Emerson Electric Co.	133,437	10,365,386
EnerSys	2	195
Enovix Corp. (a)(c)	3,100	41,137
Fluence Energy, Inc. (a)(c)	2,000	49,600
FuelCell Energy, Inc. (a)(c)	36,400	77,168
Generac Holdings, Inc. (a)	104	11,328
GrafTech International Ltd. (c)	17,300	74,217
Regal Rexnord Corp.	14,200	1,844,438
Rockwell Automation, Inc.	44,262	12,331,393
Sensata Technologies, Inc. PLC	50,300	2,088,456
Shoals Technologies Group, Inc. (a)	1,500	35,235
SunPower Corp. (a)(c)	1,700	18,020
Vicor Corp. (a)	400	22,140
		205,028,649
Ground Transportation - 1.1%
Avis Budget Group, Inc. (a)	8,500	1,426,215
Canadian Pacific Kansas City Ltd. (c)	68,557	5,224,043
Covenant Transport Group, Inc. Class A	846	32,292
CSX Corp.	3,693,472	113,278,786
J.B. Hunt Transport Services, Inc.	122,525	20,457,999
Knight-Swift Transportation Holdings, Inc. Class A	56,200	3,090,438
Landstar System, Inc.	11,400	1,999,332
Marten Transport Ltd.	3,600	76,140
Norfolk Southern Corp.	336,040	69,956,807
Old Dominion Freight Lines, Inc.	192,936	59,895,052
Saia, Inc. (a)	71,238	20,242,990
Schneider National, Inc. Class B	4,170	108,086
TuSimple Holdings, Inc. (a)	16,700	33,734
U-Haul Holding Co. (c)	6,200	327,174
U-Haul Holding Co. (non-vtg.)	59,400	2,749,626
Uber Technologies, Inc. (a)	1,743,657	66,136,910
Union Pacific Corp.	1,088,533	209,564,373
Werner Enterprises, Inc.	3,800	166,896
Yellow Corp. (a)(c)	1,700	2,159
		574,769,052
Industrial Conglomerates - 1.0%
3M Co.	418,718	39,070,577
General Electric Co.	1,133,783	115,112,988
Honeywell International, Inc.	1,670,637	320,094,049
		474,277,614
Machinery - 1.6%
3D Systems Corp. (a)	13,700	112,340
AGCO Corp.	250,798	27,658,003
Allison Transmission Holdings, Inc.	309,700	14,648,810
Caterpillar, Inc.	424,169	87,272,772
Commercial Vehicle Group, Inc. (a)	200	1,962
Cummins, Inc.	398,791	81,516,868
Deere & Co.	372,813	128,985,842
Dover Corp.	211,288	28,171,029
Enerpac Tool Group Corp. Class A	12,400	315,208
Fortive Corp.	413,473	26,921,227
Hyliion Holdings Corp. Class A (a)	5,200	8,528
IDEX Corp.	999	198,961
Illinois Tool Works, Inc.	478	104,553
Ingersoll Rand, Inc. (c)	1,973,786	111,834,715
ITT, Inc.	34,017	2,590,735
Kennametal, Inc.	4,000	99,680
Microvast Holdings, Inc. (a)	1,900	2,356
Middleby Corp. (a)	56,645	7,477,140
Nordson Corp.	65,311	14,233,226
Oshkosh Corp.	175,400	12,949,782
Otis Worldwide Corp.	437,239	34,764,873
PACCAR, Inc.	641,839	44,145,686
Parker Hannifin Corp.	174,400	55,884,736
Pentair PLC	84,700	4,698,309
REV Group, Inc.	1,500	15,210
Shyft Group, Inc. (The)	4,100	96,391
Snap-On, Inc.	54,660	13,602,688
Stanley Black & Decker, Inc. (c)	457,286	34,282,731
Timken Co.	258,106	18,467,484
Titan International, Inc. (a)	1,600	15,824
Trinity Industries, Inc.	400	8,460
Wabash National Corp.	21,810	511,445
Watts Water Technologies, Inc. Class A	400	63,380
Westinghouse Air Brake Tech Co.	169,903	15,738,115
Xylem, Inc. (c)	228,516	22,897,303
		790,296,372
Marine Transportation - 0.0%
Matson, Inc.	100	6,833
Passenger Airlines - 0.1%
Alaska Air Group, Inc. (a)	164,700	7,399,971
American Airlines Group, Inc. (a)	126,926	1,875,966
Delta Air Lines, Inc. (a)	520,590	18,913,035
JetBlue Airways Corp. (a)	600	4,098
Southwest Airlines Co.	731,874	21,861,076
United Airlines Holdings, Inc. (a)	363,203	17,239,430
		67,293,576
Professional Services - 0.4%
ASGN, Inc. (a)	488	31,930
Asure Software, Inc. (a)	503	5,940
Automatic Data Processing, Inc.	123,176	25,742,552
Broadridge Financial Solutions, Inc.	107,229	15,732,639
CACI International, Inc. Class A (a)	6,000	1,795,320
Ceridian HCM Holding, Inc. (a)	169,753	10,499,223
Conduent, Inc. (a)	15,600	47,268
CoStar Group, Inc. (a)	535,961	42,555,303
CSG Systems International, Inc.	161,200	7,734,376
Dun & Bradstreet Holdings, Inc.	150,223	1,502,230
Equifax, Inc.	19,873	4,145,905
Franklin Covey Co. (a)	1,300	47,996
HireRight Holdings Corp. (a)	765	7,826
Jacobs Solutions, Inc.	5,900	646,640
KBR, Inc.	675	39,839
LegalZoom.com, Inc. (a)	24,600	275,274
Leidos Holdings, Inc.	112,559	8,786,356
Manpower, Inc.	83,100	5,831,127
Paychex, Inc.	272,187	28,560,582
Paycom Software, Inc.	1,700	476,221
Paycor HCM, Inc. (a)	749	16,471
Resources Connection, Inc.	457	6,983
Robert Half International, Inc.	153,520	9,981,870
Science Applications International Corp.	400	38,932
SS&C Technologies Holdings, Inc.	144,243	7,927,595
Upwork, Inc. (a)	40,300	330,460
Verisk Analytics, Inc.	21,500	4,710,865
Verra Mobility Corp. (a)	46,900	826,847
		178,304,570
Trading Companies & Distributors - 0.1%
Air Lease Corp. Class A	2,302	87,522
Beacon Roofing Supply, Inc. (a)	1,107	70,782
Fastenal Co.	69,300	3,731,805
MRC Global, Inc. (a)	3,100	26,939
Rush Enterprises, Inc. Class A	2,154	112,590
United Rentals, Inc.	74,196	24,765,883
Univar Solutions, Inc. (a)	700	24,934
W.W. Grainger, Inc.	9,836	6,383,761
Watsco, Inc. (c)	2,600	843,362
WESCO International, Inc.	5,100	700,638
		36,748,216
TOTAL INDUSTRIALS		3,849,159,698
INFORMATION TECHNOLOGY - 22.8%
Communications Equipment - 0.5%
ADTRAN Holdings, Inc.	1,830	16,305
Arista Networks, Inc. (a)	204,889	34,081,236
Calix, Inc. (a)	900	41,949
Cisco Systems, Inc.	3,824,960	189,985,763
CommScope Holding Co., Inc. (a)	18,000	74,880
Extreme Networks, Inc. (a)	2,600	53,560
F5, Inc. (a)	981	144,776
Infinera Corp. (a)(c)	85,300	417,970
Juniper Networks, Inc.	18,800	570,956
Motorola Solutions, Inc.	146,629	41,337,648
NETGEAR, Inc. (a)	300	4,209
NetScout Systems, Inc. (a)	14,400	439,488
Ubiquiti, Inc.	500	81,575
Viavi Solutions, Inc. (a)	8,492	83,561
		267,333,876
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp. Class A	515,166	38,869,275
Arlo Technologies, Inc. (a)	38,186	369,259
Arrow Electronics, Inc. (a)	167,600	21,224,864
Avnet, Inc.	169,000	7,408,960
Badger Meter, Inc.	100	13,787
CDW Corp.	16,203	2,781,893
Corning, Inc.	320,227	9,866,194
FARO Technologies, Inc. (a)	500	7,545
Flex Ltd. (a)	447,200	11,354,408
Identiv, Inc. (a)	516	3,751
Jabil, Inc.	152,015	13,608,383
Keysight Technologies, Inc. (a)	338,037	54,694,387
Sanmina Corp. (a)	399	21,163
TD SYNNEX Corp.	100,570	8,988,947
TE Connectivity Ltd.	14,100	1,726,968
Teledyne Technologies, Inc. (a)	65,376	25,408,382
Trimble, Inc. (a)	343,420	16,027,411
TTM Technologies, Inc. (a)	29,300	401,410
Vishay Intertechnology, Inc.	563,400	14,524,452
		227,301,439
IT Services - 0.8%
Accenture PLC Class A	569,726	174,290,578
Akamai Technologies, Inc. (a)	1,900	175,028
Amdocs Ltd.	139,100	13,099,047
Brightcove, Inc. (a)	4,700	19,646
Capgemini SA	20,500	3,567,347
Cognizant Technology Solutions Corp. Class A	279,293	17,453,020
DXC Technology Co. (a)	325,684	8,151,871
EPAM Systems, Inc. (a)	20,700	5,312,034
Gartner, Inc. (a)	31,408	10,768,547
GoDaddy, Inc. (a)	117,151	8,596,540
Grid Dynamics Holdings, Inc. (a)	24,000	230,400
IBM Corp.	585,636	75,306,933
Kyndryl Holdings, Inc. (a)	109,026	1,369,367
MongoDB, Inc. Class A (a)(c)	39,500	11,604,705
Okta, Inc. (a)	12,162	1,105,526
PFSweb, Inc. (a)	100	432
Rackspace Technology, Inc. (a)(c)	15,000	23,400
Shopify, Inc. Class A (a)	426,636	24,399,313
Snowflake, Inc. (a)	73,902	12,220,435
Squarespace, Inc. Class A (a)	3,229	94,900
Twilio, Inc. Class A (a)	61,200	4,260,744
Unisys Corp. (a)	8,400	33,012
VeriSign, Inc. (a)	114,514	25,573,266
Wix.com Ltd. (a)	34,500	2,629,590
		400,285,681
Semiconductors & Semiconductor Equipment - 6.0%
Advanced Micro Devices, Inc. (a)	2,183,158	258,071,107
Allegro MicroSystems LLC (a)	1,200	47,196
Amkor Technology, Inc.	200	4,956
Analog Devices, Inc.	163,657	29,080,212
Applied Materials, Inc.	583,500	77,780,550
ASML Holding NV:
(depository receipt)	46,172	33,379,124
(Netherlands)	8,700	6,292,941
Axcelis Technologies, Inc. (a)	800	126,040
AXT, Inc. (a)	1,652	5,633
Broadcom, Inc.	350,733	283,378,235
Enphase Energy, Inc. (a)	92,244	16,039,387
Entegris, Inc.	368,550	38,789,888
First Solar, Inc. (a)	29,923	6,073,172
FormFactor, Inc. (a)	100	3,129
Impinj, Inc. (a)	4,000	409,360
indie Semiconductor, Inc. (a)(c)	2,600	24,700
Intel Corp.	766,600	24,101,904
KLA Corp.	228,637	101,283,905
Kopin Corp. (a)	15,103	32,774
Lam Research Corp.	191,614	118,168,354
Lattice Semiconductor Corp. (a)	191,400	15,562,734
MACOM Technology Solutions Holdings, Inc. (a)	2,035	121,754
Marvell Technology, Inc.	1,205,629	70,517,240
MaxLinear, Inc. Class A (a)	7,000	204,470
MediaTek, Inc.	77,000	1,902,565
Microchip Technology, Inc.	803,771	60,491,805
Micron Technology, Inc.	695,490	47,432,418
Monolithic Power Systems, Inc.	88,902	43,553,979
NVIDIA Corp.	3,040,052	1,150,173,274
NXP Semiconductors NV	1,043,398	186,872,582
onsemi (a)	798,895	66,787,622
PDF Solutions, Inc. (a)	2,400	101,400
Photronics, Inc. (a)	8,216	174,426
Pixelworks, Inc. (a)	100	177
Qorvo, Inc. (a)	152,278	14,810,558
Qualcomm, Inc.	924,139	104,806,604
Renesas Electronics Corp. (a)	365,300	5,912,454
Semtech Corp. (a)	3,900	84,786
Silergy Corp.	81,000	1,056,075
Silicon Laboratories, Inc. (a)	1,700	239,139
SiTime Corp. (a)	872	86,476
Skyworks Solutions, Inc.	117,273	12,138,928
SolarEdge Technologies, Inc. (a)	51,683	14,720,869
Taiwan Semiconductor Manufacturing Co. Ltd.	617,000	11,169,816
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	692,171	68,241,139
Teradyne, Inc.	757,943	75,938,309
Texas Instruments, Inc.	375,014	65,207,434
		3,011,401,600
Software - 9.4%
8x8, Inc. (a)(c)	3,500	14,280
A10 Networks, Inc.	1,345	20,027
ACI Worldwide, Inc. (a)	3,152	71,897
Adeia, Inc.	1,032	10,124
Adobe, Inc. (a)	825,992	345,091,198
Alteryx, Inc. Class A (a)	4,833	188,197
Amplitude, Inc. (a)	2,200	21,428
ANSYS, Inc. (a)	99,237	32,112,101
Appian Corp. Class A (a)(c)	10,400	445,432
Arteris, Inc. (a)	800	5,568
Asana, Inc. (a)	17,600	420,288
Autodesk, Inc. (a)	412,952	82,338,499
Blackbaud, Inc. (a)	295	21,641
Box, Inc. Class A (a)	30,416	856,819
Cadence Design Systems, Inc. (a)	367,319	84,817,630
CCC Intelligent Solutions Holdings, Inc. (a)(e)	35,655	390,066
Cerence, Inc. (a)	6,904	196,902
Clear Secure, Inc. (c)	7,000	172,970
Consensus Cloud Solutions, Inc. (a)(c)	54,833	1,998,663
CS Disco, Inc. (a)	190	1,571
Cvent Holding Corp. (a)(e)	88,079	747,791
Descartes Systems Group, Inc. (a)	142,655	11,031,511
Digital Turbine, Inc. (a)	40,400	369,256
DocuSign, Inc. (a)	476,800	26,891,520
Domo, Inc. Class B (a)	4,000	53,800
Dropbox, Inc. Class A (a)	271,600	6,252,232
Dynatrace, Inc. (a)(c)	31,300	1,595,987
Ebix, Inc.	12,300	245,016
eGain Communications Corp. (a)	410	2,973
Elastic NV (a)	42,600	3,102,132
EngageSmart, Inc. (a)	200	3,796
Envestnet, Inc. (a)	100	5,233
Everbridge, Inc. (a)	2,504	60,146
Expensify, Inc. (a)	4,900	33,908
Fair Isaac Corp. (a)	10,829	8,529,678
Five9, Inc. (a)	59,400	3,926,934
Fortinet, Inc. (a)	873,638	59,695,685
Freshworks, Inc. (a)	4,200	66,192
Gen Digital, Inc.	1,386,172	24,313,457
GitLab, Inc. (a)(c)	6,900	255,024
HubSpot, Inc. (a)	27,216	14,097,616
Instructure Holdings, Inc. (a)	133	3,266
InterDigital, Inc.	7,800	647,712
Intuit, Inc.	537,336	225,208,264
LivePerson, Inc. (a)	8,800	32,384
Liveramp Holdings, Inc. (a)	8,403	204,529
Microsoft Corp.	9,210,191	3,024,534,608
Model N, Inc. (a)	2,700	86,184
NCR Corp. (a)	219,300	5,197,410
New Relic, Inc. (a)	1,832	129,064
Nutanix, Inc. Class A (a)	24,200	716,804
ON24, Inc.	2,029	16,212
Oracle Corp.	1,232,091	130,527,721
Palantir Technologies, Inc. (a)	110,900	1,631,339
Palo Alto Networks, Inc. (a)	54,988	11,733,889
PROS Holdings, Inc. (a)	100	3,032
Q2 Holdings, Inc. (a)	11,200	326,144
Qualys, Inc. (a)	600	75,756
Rapid7, Inc. (a)	2,800	133,616
Roper Technologies, Inc.	189,125	85,904,358
Salesforce, Inc. (a)	1,393,119	311,194,922
SecureWorks Corp. (a)	1,241	10,015
ServiceNow, Inc. (a)	96,980	52,832,764
Splunk, Inc. (a)	700	69,503
Sprinklr, Inc. (a)	396	5,267
Sprout Social, Inc. (a)	2	87
Synopsys, Inc. (a)	247,243	112,485,675
Tenable Holdings, Inc. (a)	10,400	426,296
Teradata Corp. (a)	18,200	852,852
Upland Software, Inc. (a)	22,700	63,787
Varonis Systems, Inc. (a)	29,000	762,120
VMware, Inc. Class A (a)	77,500	10,562,475
Workday, Inc. Class A (a)	129,994	27,557,428
Workiva, Inc. (a)	104	10,073
Xperi, Inc. (a)	1,200	14,196
Yext, Inc. (a)	11,000	101,090
Zeta Global Holdings Corp. (a)	10,036	90,525
Zoom Video Communications, Inc. Class A (a)	48,478	3,254,328
Zscaler, Inc. (a)	28,800	3,901,824
Zuora, Inc. (a)	14,439	155,797
		4,721,938,504
Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	14,880,333	2,637,539,024
Avid Technology, Inc. (a)	500	12,000
Dell Technologies, Inc.	485,300	21,746,293
Hewlett Packard Enterprise Co.	2,338,456	33,720,536
HP, Inc.	1,528,237	44,410,567
Immersion Corp.	8,500	60,180
NetApp, Inc.	108,700	7,212,245
Pure Storage, Inc. Class A (a)	979,164	28,190,132
Samsung Electronics Co. Ltd.	13,150	709,927
Seagate Technology Holdings PLC	933,978	56,132,078
Western Digital Corp. (a)	376,854	14,595,555
Xerox Holdings Corp.	386,650	5,440,166
		2,849,768,703
TOTAL INFORMATION TECHNOLOGY		11,478,029,803
MATERIALS - 2.2%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	79,897	21,503,479
Albemarle Corp.	2,343	453,441
Alto Ingredients, Inc. (a)	30,200	60,702
American Vanguard Corp.	400	6,824
Ashland, Inc.	700	59,416
Axalta Coating Systems Ltd. (a)	196,905	5,712,214
Cabot Corp.	19,337	1,324,198
Celanese Corp. Class A	107,440	11,175,909
CF Industries Holdings, Inc.	349,761	21,513,799
Chemtrade Logistics Income Fund	129,253	783,611
Corteva, Inc.	728,802	38,983,619
Dow, Inc.	1,282,487	62,559,716
DuPont de Nemours, Inc.	72,745	4,887,737
Eastman Chemical Co.	156,100	12,033,749
Ecolab, Inc.	118,000	19,475,900
Element Solutions, Inc.	4,800	86,064
FMC Corp.	377,245	39,263,660
Huntsman Corp.	702,900	16,693,875
Ingevity Corp. (a)	112,800	5,323,032
Intrepid Potash, Inc. (a)	16,176	284,374
Linde PLC	782,919	276,887,134
Livent Corp. (a)(c)	8,300	191,315
LSB Industries, Inc. (a)	47,111	438,132
LyondellBasell Industries NV Class A	397,001	33,959,466
Mativ, Inc. (c)	177,700	2,676,162
Nutrien Ltd.	103,316	5,444,753
Olin Corp.	278,509	13,176,261
PPG Industries, Inc.	64,466	8,463,741
RPM International, Inc.	389,318	31,063,683
Sherwin-Williams Co.	185,361	42,221,529
The Chemours Co. LLC	408,498	10,821,112
The Mosaic Co.	222,640	7,115,574
Tronox Holdings PLC	116,300	1,237,432
Valhi, Inc.	200	2,486
Westlake Corp. (c)	6,684	694,802
		696,578,901
Construction Materials - 0.1%
Eagle Materials, Inc.	800	130,344
Martin Marietta Materials, Inc.	112,270	44,687,951
Summit Materials, Inc.	8,900	281,507
Vulcan Materials Co.	123,376	24,120,008
		69,219,810
Containers & Packaging - 0.4%
Amcor PLC	631,200	6,084,768
Aptargroup, Inc.	12,566	1,413,549
Avery Dennison Corp.	68,659	11,063,025
Ball Corp.	1,215,648	62,192,552
Berry Global Group, Inc.	341,800	19,554,378
Crown Holdings, Inc.	100,799	7,683,908
Graphic Packaging Holding Co.	406,900	9,724,910
Greif, Inc. Class A	20,049	1,204,945
International Paper Co.	364,858	10,741,420
O-I Glass, Inc. (a)	154,700	3,205,384
Packaging Corp. of America	215,392	26,715,070
Ranpak Holdings Corp. (A Shares) (a)	4,100	12,710
Sealed Air Corp.	191,791	7,259,289
Silgan Holdings, Inc.	59,497	2,676,770
Sonoco Products Co.	31,000	1,855,660
WestRock Co.	561,189	15,718,904
		187,107,242
Metals & Mining - 0.3%
Arconic Corp. (a)	5,489	158,687
ATI, Inc. (a)	8,384	289,919
Century Aluminum Co. (a)	20,100	157,584
Cleveland-Cliffs, Inc. (a)	94,600	1,313,048
Coeur d'Alene Mines Corp. (a)	10,200	30,600
Compass Minerals International, Inc.	700	22,211
First Quantum Minerals Ltd.	152,674	3,198,562
Franco-Nevada Corp.	12,800	1,860,172
Freeport-McMoRan, Inc.	830,741	28,527,646
Gatos Silver, Inc. (a)	1,000	4,500
Glencore PLC	1,491,222	7,626,338
Hecla Mining Co.	25,200	134,316
Horizonte Minerals PLC (a)	99,821	167,633
Ivanhoe Mines Ltd. (a)	67,400	493,522
Major Drilling Group International, Inc. (a)	51,311	345,097
Newmont Corp.	300,700	12,193,385
Nucor Corp.	252,898	33,397,710
Reliance Steel & Aluminum Co.	102,197	23,983,592
Southern Copper Corp.	7,900	527,483
Steel Dynamics, Inc.	250,659	23,035,562
SunCoke Energy, Inc.	4,700	31,913
United States Steel Corp. (c)	236,700	4,951,764
Warrior Metropolitan Coal, Inc.	2,500	81,950
		142,533,194
Paper & Forest Products - 0.0%
Clearwater Paper Corp. (a)	306	9,299
Louisiana-Pacific Corp.	400	23,408
Sylvamo Corp.	28,197	1,111,526
West Fraser Timber Co. Ltd.	127,949	8,626,322
		9,770,555
TOTAL MATERIALS		1,105,209,702
REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.7%
Acadia Realty Trust (SBI)	100	1,287
Agree Realty Corp.	3,100	199,919
Alexandria Real Estate Equities, Inc.	1,800	204,228
American Assets Trust, Inc.	1,000	19,050
American Homes 4 Rent Class A (c)	464,704	15,930,053
American Tower Corp.	429,874	79,285,961
Apartment Investment & Management Co. Class A	7,800	63,258
Apple Hospitality (REIT), Inc.	299,614	4,353,391
AvalonBay Communities, Inc.	86,806	15,102,508
Boston Properties, Inc.	102,653	4,996,122
Brandywine Realty Trust (SBI)	767,000	2,991,300
Brixmor Property Group, Inc.	368,080	7,372,642
Camden Property Trust (SBI)	10,700	1,117,829
Chatham Lodging Trust	1,843	17,306
City Office REIT, Inc.	1,873	8,485
Corporate Office Properties Trust (SBI)	53,000	1,209,460
Crown Castle International Corp.	250,700	28,381,747
CubeSmart	17,103	760,057
Digital Realty Trust, Inc.	79,400	8,135,324
EastGroup Properties, Inc.	19,720	3,246,109
Elme Communities (SBI)	100	1,511
EPR Properties	1,400	58,394
Equinix, Inc.	52,478	39,124,973
Equity Lifestyle Properties, Inc.	368,931	23,305,371
Equity Residential (SBI)	8,896	540,877
Essential Properties Realty Trust, Inc.	700	16,751
Essex Property Trust, Inc.	77,066	16,650,880
Extra Space Storage, Inc.	82,440	11,893,619
Farmland Partners, Inc. (c)	2,000	22,700
Federal Realty Investment Trust (SBI)	68,905	6,077,421
Franklin Street Properties Corp.	10,200	14,688
Healthcare Trust of America, Inc.	100	1,861
Healthpeak Properties, Inc.	706,256	14,096,870
Hersha Hospitality Trust	13,000	75,270
Host Hotels & Resorts, Inc.	557,513	9,254,716
Hudson Pacific Properties, Inc.	7,600	35,492
Industrial Logistics Properties Trust	42,500	76,925
Invitation Homes, Inc.	109,200	3,699,696
Iron Mountain, Inc.	29,000	1,549,180
Kimco Realty Corp.	587,365	10,795,769
Lamar Advertising Co. Class A	70,603	6,345,798
Life Storage, Inc.	1,100	140,129
Mid-America Apartment Communities, Inc.	130,067	19,127,653
National Retail Properties, Inc.	1,600	68,064
National Storage Affiliates Trust	3,220	117,884
Omega Healthcare Investors, Inc.	231,400	6,898,034
Paramount Group, Inc.	715,000	3,103,100
Park Hotels & Resorts, Inc.	10,200	131,988
Piedmont Office Realty Trust, Inc. Class A	784,900	4,889,927
Prologis (REIT), Inc.	1,282,471	159,731,763
Public Storage	242,253	68,630,275
Rayonier, Inc.	236,511	6,934,503
Regency Centers Corp.	1,903	107,082
Retail Opportunity Investments Corp.	7,500	91,500
Rexford Industrial Realty, Inc.	282,805	15,395,904
Safehold, Inc.	1,800	46,476
SBA Communications Corp. Class A	179,643	39,841,225
Service Properties Trust	340,500	2,795,505
Simon Property Group, Inc.	454,656	47,807,078
SITE Centers Corp.	167,063	1,991,391
Spirit Realty Capital, Inc.	1,000	39,060
Star Holdings (a)	290	4,495
Sun Communities, Inc.	365,424	46,273,641
The Macerich Co.	7,700	74,228
Uniti Group, Inc.	1,700	6,324
Ventas, Inc.	1,285,780	55,468,549
Veris Residential, Inc. (a)	41,200	665,792
VICI Properties, Inc.	20,200	624,786
Welltower, Inc.	540,220	40,305,814
Weyerhaeuser Co.	581,546	16,667,108
WP Carey, Inc.	29,400	2,039,184
		857,053,260
Real Estate Management & Development - 0.1%
Anywhere Real Estate, Inc. (a)	40,600	246,442
CBRE Group, Inc. (a)	402,400	30,147,808
Douglas Elliman, Inc.	2,200	6,402
eXp World Holdings, Inc.	628	9,665
Five Point Holdings LLC Class A (a)	800	1,864
Jones Lang LaSalle, Inc. (a)	11,400	1,599,876
Newmark Group, Inc.	8,800	50,336
The RMR Group, Inc.	200	4,306
WeWork, Inc. (a)	68,205	11,684
		32,078,383
TOTAL REAL ESTATE		889,131,643
UTILITIES - 2.3%
Electric Utilities - 1.5%
Alliant Energy Corp.	101,949	5,246,296
American Electric Power Co., Inc.	29,800	2,476,976
Constellation Energy Corp.	90,933	7,640,191
Duke Energy Corp.	296,200	26,447,698
Edison International	413,228	27,901,155
Entergy Corp.	46,583	4,574,451
Evergy, Inc.	837,113	48,426,987
Eversource Energy	116,000	8,030,680
Exelon Corp.	691,335	27,411,433
FirstEnergy Corp.	801,867	29,981,807
NextEra Energy, Inc.	2,605,455	191,396,724
NRG Energy, Inc.	398,900	13,478,831
OGE Energy Corp.	65,447	2,308,970
PG&E Corp. (a)	8,610,425	145,860,600
Pinnacle West Capital Corp.	58,834	4,546,692
PNM Resources, Inc.	7,700	353,584
PPL Corp.	2,945,135	77,162,537
Southern Co.	1,251,156	87,268,131
Xcel Energy, Inc.	560,944	36,624,034
		747,137,777
Gas Utilities - 0.1%
Atmos Energy Corp.	288,636	33,273,958
National Fuel Gas Co.	1,400	71,274
UGI Corp.	227,200	6,354,784
		39,700,016
Independent Power and Renewable Electricity Producers - 0.0%
Energy Harbor Corp. (a)	13,600	1,052,300
Montauk Renewables, Inc. (a)(c)	19,872	137,912
Ormat Technologies, Inc.	400	34,040
The AES Corp.	432,114	8,529,930
Vistra Corp.	533,000	12,776,010
		22,530,192
Multi-Utilities - 0.7%
Ameren Corp.	284,040	23,027,123
Avista Corp. (c)	3,400	140,590
CenterPoint Energy, Inc.	194,484	5,486,394
CMS Energy Corp.	409,104	23,719,850
Consolidated Edison, Inc.	336,200	31,367,460
Dominion Energy, Inc.	2,041,292	102,636,162
DTE Energy Co.	314,838	33,876,569
NiSource, Inc.	704,665	18,948,442
Public Service Enterprise Group, Inc.	898,195	53,667,151
Sempra Energy	284,063	40,771,562
WEC Energy Group, Inc.	65,027	5,680,108
		339,321,411
Water Utilities - 0.0%
American Water Works Co., Inc.	22,994	3,321,483
TOTAL UTILITIES		1,152,010,879
TOTAL COMMON STOCKS (Cost $25,900,345,045)		45,048,510,287

U.S. Treasury Obligations - 0.0%
	Principal Amount (f)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.68% to 4.73% 6/22/23 (g) (Cost $2,816,391)	2,824,000	2,815,597

Other - 0.0%
	Shares	Value ($)
Commodity Funds - Broad Basket - 0.0%
Fidelity SAI Inflation-Focused Fund (h) (Cost $11,491,612)	1,313,459	11,387,686

Money Market Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (i)	29,492,107	29,498,005
Fidelity Securities Lending Cash Central Fund 5.14% (i)(j)	216,546,753	216,568,408
Invesco Government & Agency Portfolio Institutional Class 5.04% (k)	462,414,660	462,414,660
TOTAL MONEY MARKET FUNDS (Cost $708,481,073)		708,481,073

Equity Funds - 9.5%
	Shares	Value ($)
Large Blend Funds - 2.6%
Fidelity SAI U.S. Large Cap Index Fund (h)	11,970,695	220,500,205
Fidelity SAI U.S. Low Volatility Index Fund (h)	14,465,674	246,929,048
iShares S&P 500 Index ETF (l)	1,449,934	608,145,818
PIMCO StocksPLUS Absolute Return Fund Institutional Class	23,565,704	230,708,246
SPDR S&P 500 ETF Trust (c)	26,100	10,905,885
TOTAL LARGE BLEND FUNDS		1,317,189,202
Large Growth Funds - 6.9%
Fidelity Blue Chip Growth Fund (h)	1,066,997	154,959,946
Fidelity Growth Company Fund (h)	91,907,455	2,611,090,799
Fidelity SAI U.S. Momentum Index Fund (h)	487,459	6,439,336
Fidelity SAI U.S. Quality Index Fund (h)	40,319,719	688,660,796
TOTAL LARGE GROWTH FUNDS		3,461,150,877
Mid-Cap Blend Funds - 0.0%
Fidelity Mid Cap Index Fund (h)	126,864	3,308,603
TOTAL EQUITY FUNDS (Cost $2,896,348,874)		4,781,648,682

Purchased Options - 0.0%
	Counterparty	Number of Contracts	Notional Amount($)	Exercise Price ($)	Expiration Date	Value ($)
Put Options
S&P 500 Index	Chicago Board Options Exchange	58	24,243,014	3,660	05/31/23	145
S&P 500 Index	Chicago Board Options Exchange	60	25,078,980	3,710	05/31/23	150
S&P 500 Index	Chicago Board Options Exchange	119	49,739,977	3,750	06/07/23	11,305
S&P 500 Index	Chicago Board Options Exchange	58	24,243,014	3,755	05/31/23	145
S&P 500 Index	Chicago Board Options Exchange	64	26,750,912	3,800	06/07/23	6,880
S&P 500 Index	Chicago Board Options Exchange	72	30,094,776	3,800	06/14/23	25,920
S&P 500 Index	Chicago Board Options Exchange	51	21,317,133	3,750	06/14/23	15,683
S&P 500 Index	Chicago Board Options Exchange	44	18,391,252	3,750	06/21/23	21,120

						81,348
TOTAL PURCHASED OPTIONS (Cost 308,748)						81,348

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $29,519,791,743)	50,552,924,673
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(121,898,952)
NET ASSETS - 100.0%	50,431,025,721

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	104	Jun 2023	21,790,600	1,537,283	1,537,283

The notional amount of futures purchased as a percentage of Net Assets is 0.0%

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Put Options
S&P 500 Index	Chicago Board Options Exchange	58	24,243,014	3,980.00	05/31/23	(145)
S&P 500 Index	Chicago Board Options Exchange	60	25,078,980	4,045.00	05/31/23	(150)
S&P 500 Index	Chicago Board Options Exchange	73	30,512,759	4,030.00	06/07/23	(24,820)
S&P 500 Index	Chicago Board Options Exchange	58	24,243,014	4,105.00	05/31/23	(145)
S&P 500 Index	Chicago Board Options Exchange	64	26,750,912	4,095.00	06/07/23	(51,840)
S&P 500 Index	Chicago Board Options Exchange	72	30,094,776	4,080.00	06/14/23	(136,440)
S&P 500 Index	Chicago Board Options Exchange	46	19,227,218	4,070.00	06/07/23	(26,220)
S&P 500 Index	Chicago Board Options Exchange	51	21,317,133	4,060.00	06/14/23	(82,365)
S&P 500 Index	Chicago Board Options Exchange	44	18,391,252	4,050.00	06/21/23	(93,940)

TOTAL WRITTEN OPTIONS						(416,065)

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,494,380 or 0.0% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,182,987 or 0.0% of net assets.

(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $665,887.
(h)	Affiliated Fund
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.
(k)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	Security or a portion of the security is pledged as collateral for options written. At period end, the value of securities pledged amounted to $52,428,750.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
CCC Intelligent Solutions Holdings, Inc.	2/02/21	356,550

Cvent Holding Corp.	7/23/21	880,790

Evolent Health, Inc.	3/28/23	3,190,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	31,252,236	362,211,110	363,965,341	1,327,833	385	(385)	29,498,005	0.1%
Fidelity Securities Lending Cash Central Fund 5.14%	433,242,705	2,354,018,844	2,570,693,141	671,338	-	-	216,568,408	0.8%
Total	464,494,941	2,716,229,954	2,934,658,482	1,999,171	385	(385)	246,066,413

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Blue Chip Growth Fund	124,857,618	130,606,994	131,387,446	606,993	(20,909,718)	51,792,498	154,959,946
Fidelity Growth Company Fund	2,708,289,861	154,065,034	432,468,900	154,065,033	54,359,691	126,845,113	2,611,090,799
Fidelity Mid Cap Index Fund	3,463,398	67,060	-	67,060	-	(221,855)	3,308,603
Fidelity SAI Inflation-Focused Fund	15,530,401	1,468,909	-	1,468,909	-	(5,611,624)	11,387,686
Fidelity SAI U.S. Large Cap Index Fund	1,888,765,124	3,949,128,200	5,447,438,701	52,135,388	67,864,992	(237,819,410)	220,500,205
Fidelity SAI U.S. Low Volatility Index Fund	952,249,299	392,080,679	1,045,691,202	37,080,679	114,572,285	(166,282,013)	246,929,048
Fidelity SAI U.S. Momentum Index Fund	553,858,080	4,050,048	557,180,644	4,050,048	(10,902,252)	16,614,104	6,439,336
Fidelity SAI U.S. Quality Index Fund	1,629,549,515	668,549,364	1,570,249,915	18,549,365	199,002,402	(238,190,570)	688,660,796
	7,876,563,296	5,300,016,288	9,184,416,808	268,023,475	403,987,400	(452,873,757)	3,943,276,419

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	3,958,482,555	3,947,511,779	10,970,776	-
Consumer Discretionary	4,614,744,337	4,614,744,337	-	-
Consumer Staples	2,830,547,317	2,830,547,317	-	-
Energy	2,169,254,646	2,169,254,646	-	-
Financials	6,435,589,561	6,417,926,840	17,662,721	-
Health Care	6,566,350,146	6,547,643,019	18,707,127	-
Industrials	3,849,159,698	3,849,159,698	-	-
Information Technology	11,478,029,803	11,454,654,592	23,375,211	-
Materials	1,105,209,702	1,097,583,364	7,626,338	-
Real Estate	889,131,643	889,131,643	-	-
Utilities	1,152,010,879	1,152,010,879	-	-

U.S. Government and Government Agency Obligations	2,815,597	-	2,815,597	-

Other	11,387,686	11,387,686	-	-

Money Market Funds	708,481,073	708,481,073	-	-

Equity Funds	4,781,648,682	4,781,648,682	-	-

Purchased Options	81,348	81,348	-	-
Total Investments in Securities:	50,552,924,673	50,471,766,903	81,157,770	-
Derivative Instruments:

Assets
Futures Contracts	1,537,283	1,537,283	-	-
Total Assets	1,537,283	1,537,283	-	-

Liabilities
Written Options	(416,065)	(416,065)	-	-
Total Liabilities	(416,065)	(416,065)	-	-
Total Derivative Instruments:	1,121,218	1,121,218	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,537,283	0
Purchased Options (b)	81,348	0
Written Options (c)	0	(416,065)
Total Equity Risk	1,618,631	(416,065)
Total Value of Derivatives	1,618,631	(416,065)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(b)Gross value is presented in the Statement of Assets and Liabilities in the Investments in Securities at value line-item.

(c)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Financial Statements
Statement of Assets and Liabilities
		May 31, 2023

Assets
Investment in securities, at value (including securities loaned of $207,129,201) - See accompanying schedule:
Unaffiliated issuers (cost $27,149,236,102)	$46,363,581,841
Fidelity Central Funds (cost $246,066,413)	246,066,413
Other affiliated issuers (cost $2,124,489,228)	3,943,276,419

Total Investment in Securities (cost $29,519,791,743)		$50,552,924,673
Segregated cash with brokers for derivative instruments		515,200
Cash		10,521,880
Foreign currency held at value (cost $13,041,562)		13,014,896
Receivable for investments sold		502,713,318
Receivable for fund shares sold		17,203,614
Dividends receivable		75,423,549
Interest receivable		2,100,703
Distributions receivable from Fidelity Central Funds		154,114
Prepaid expenses		131,437
Other receivables		1,263,180
Total assets		51,175,966,564
Liabilities
Payable for investments purchased
Regular delivery	$496,711,241
Delayed delivery	169,142
Payable for fund shares redeemed	22,994,652
Accrued management fee	6,790,388
Payable for daily variation margin on futures contracts	127,208
Written options, at value (premium received $1,751,509)	416,065
Other payables and accrued expenses	1,163,739
Collateral on securities loaned	216,568,408
Total Liabilities		744,940,843
Net Assets		$50,431,025,721
Net Assets consist of:
Paid in capital		$28,473,794,998
Total accumulated earnings (loss)		21,957,230,723
Net Assets		$50,431,025,721
Net Asset Value , offering price and redemption price per share ($50,431,025,721 ÷ 4,756,250,902 shares)		$10.60

Statement of Operations
		Year ended May 31, 2023
Investment Income
Dividends:
Unaffiliated issuers		$758,978,242
Affiliated issuers		51,588,368
Interest		16,578,447
Income from Fidelity Central Funds (including $671,338 from security lending)		1,999,171
Total Income		829,144,228
Expenses
Management fee	$219,321,332
Custodian fees and expenses	678,728
Independent trustees' fees and expenses	341,817
Registration fees	404,934
Audit	116,313
Legal	119,511
Interest	194,861
Miscellaneous	729,332
Total expenses before reductions	221,906,828
Expense reductions	(128,117,879)
Total expenses after reductions		93,788,949
Net Investment income (loss)		735,355,279
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $798)	674,675,635
Fidelity Central Funds	385
Other affiliated issuers	403,987,400
Foreign currency transactions	409,595
Futures contracts	(1,639,599)
Written options	14,464,402
Capital gain distributions from underlying funds:
Unaffiliated issuers	11,432,724
Affiliated issuers	216,435,107
Total net realized gain (loss)		1,319,765,649
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $29,964)	97,970,358
Fidelity Central Funds	(385)
Other affiliated issuers	(452,873,757)
Assets and liabilities in foreign currencies	(313,712)
Futures contracts	1,683,761
Written options	1,335,444
Total change in net unrealized appreciation (depreciation)		(352,198,291)
Net gain (loss)		967,567,358
Net increase (decrease) in net assets resulting from operations		$1,702,922,637
Statement of Changes in Net Assets

	Year ended May 31, 2023	Year ended May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$735,355,279	$730,813,501
Net realized gain (loss)	1,319,765,649	3,953,901,921
Change in net unrealized appreciation (depreciation)	(352,198,291)	(5,712,579,293)
Net increase (decrease) in net assets resulting from operations	1,702,922,637	(1,027,863,871)
Distributions to shareholders	(2,678,396,747)	(5,778,945,428)
Share transactions
Proceeds from sales of shares	6,277,974,197	11,581,260,400
Reinvestment of distributions	2,502,220,114	5,458,683,843
Cost of shares redeemed	(13,121,515,132)	(14,677,157,537)
Net increase (decrease) in net assets resulting from share transactions	(4,341,320,821)	2,362,786,706
Total increase (decrease) in net assets	(5,316,794,931)	(4,444,022,593)

Net Assets
Beginning of period	55,747,820,652	60,191,843,245
End of period	$50,431,025,721	$55,747,820,652

Other Information
Shares
Sold	624,289,362	990,057,204
Issued in reinvestment of distributions	255,985,371	450,858,453
Redeemed	(1,290,279,591)	(1,227,604,984)
Net increase (decrease)	(410,004,858)	213,310,673

Financial Highlights
Strategic Advisers® Large Cap Fund

Years ended May 31,	2023	2022	2021 A	2020 A	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.79	$12.15	$8.81	$8.33	$8.86
Income from Investment Operations
Net investment income (loss) B,C	.14	.14	.14	.15	.14
Net realized and unrealized gain (loss)	.20	(.33)	3.69	.88	.03
Total from investment operations	.34	(.19)	3.83	1.03	.17
Distributions from net investment income	(.14)	(.14)	(.15)	(.14)	(.14)
Distributions from net realized gain	(.39)	(1.02)	(.34)	(.42)	(.56)
Total distributions	(.53)	(1.17) D	(.49)	(.55) D	(.70)
Net asset value, end of period	$10.60	$10.79	$12.15	$8.81	$8.33
Total Return E,F	3.57%	(2.43)%	44.55%	12.17%	2.41%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.43%	.43%	.44%	.45%	.45%
Expenses net of fee waivers, if any	.18%	.18%	.19%	.20%	.20%
Expenses net of all reductions	.18%	.18%	.19%	.20%	.20%
Net investment income (loss)	1.44%	1.21%	1.29%	1.74%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$50,431,026	$55,747,821	$60,191,843	$27,026,081	$24,720,960
Portfolio turnover rate I	67%	59%	74% J	90%	84%

A Per share amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger that occurred on November 20, 2020. All financial information prior to the merger is that of the predecessor fund, Strategic Advisers Core Fund.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J The portfolio turnover rate does not include the assets acquired in the merger.

Notes to Financial Statements
For the period ended May 31, 2023

1. Organization.
Strategic Advisers Large Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Large Cap Fund	$614,893

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), options contracts, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,860,379,269
Gross unrealized depreciation	(1,317,485,237)
Net unrealized appreciation (depreciation)	$20,542,894,032
Tax Cost	$30,010,258,041

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$280,605,187
Undistributed long-term capital gain	$1,133,556,738
Net unrealized appreciation (depreciation) on securities and other investments	$20,543,098,762

The tax character of distributions paid was as follows:

	May 31, 2023	May 31, 2022
Ordinary Income	$714,021,192	$ 1,674,629,449
Long-term Capital Gains	1,964,375,555	4,104,315,979
Total	$2,678,396,747	$ 5,778,945,428

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Strategic Advisers Large Cap Fund
Equity Risk
Futures Contracts	$(1,639,599)	$1,683,761
Purchased Options	(5,233,869)	(227,400)
Written Options	14,464,402	1,335,444
Total Equity Risk	$7,590,934	$2,791,805

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. Exchange-traded options were used to manage exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Large Cap Fund	34,254,634,987	40,369,986,968
5. Fees and Other Transactions with Affiliates.
Management Fee . Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, ClearBridge Investments, LLC (managed a portion of the Fund's assets through November 28, 2022), D.E. Shaw Investment Management, FIAM LLC (an affiliate of the investment adviser), J.P. Morgan Investment Management, Inc., Loomis Sayles & Company, L.P., LSV Asset Management, Neuberger Berman Investment Management, LLC, PineBridge Investments LLC, Principal Global Investors, LLC, T. Rowe Price Associates, Inc., and Wellington Management Company LLP each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Large Cap Fund	$42,764

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Large Cap Fund	133,468,598	93,734,016	(14,996,481)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
Strategic Advisers Large Cap Fund	10,597
6. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Strategic Advisers Large Cap Fund	$97,040
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Large Cap Fund	$68,584	$-	$-
9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Strategic Advisers Large Cap Fund	$100,795,650	3.48%	$194,861
10. Expense Reductions.
The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2025. During the period, this waiver reduced the Fund's management fee by $ 128,076,977.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $40,902.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Large Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Large Cap Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Kathleen Murphy (1963)
Year of Election or Appointment: 2022
Trustee
Chair of the Board of Trustees
Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006
Trustee
Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity ® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2020
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2022 to May 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period- C December 1, 2022 to May 31, 2023

Strategic Advisers® Large Cap Fund	.18%
Actual		$ 1,000	$ 1,031.10	$ .91
Hypothetical- B		$ 1,000	$ 1,024.03	$ .91

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2023, $1,374,273,796, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 93% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99.99% and 98.12% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.02% and 1.89% of the dividends distributed in July and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of New and Amended Sub-Advisory Agreements

Strategic Advisers Large Cap Fund

In December 2022, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) a new sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), Wellington Management Company LLP (New Sub-Adviser), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New Sub-Advisory Agreement), (ii) an amendment to the fee schedule in the existing sub-advisory agreement among Strategic Advisers, T. Rowe Price Associates, Inc. (T. Rowe Price), and the Trust on behalf of the fund (Amended T. Rowe Price Sub-Advisory Agreement), and (iii) amendments to the fee schedules for two mandates in the existing sub-advisory agreement among Strategic Advisers, J.P. Morgan Investment Management Inc. (J.P. Morgan), and the Trust on behalf of the fund (Amended J.P. Morgan Sub-Advisory Agreement and, together with the Amended T. Rowe Price Sub-Advisory Agreement, the Amended Sub-Advisory Agreements). The Board noted that the updated fee schedule(s) in each Amended Sub-Advisory Agreement became effective as of October 1, 2022 and will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreements. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the New and Amended Sub-Advisory Agreements, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the New and Amended Sub-Advisory Agreements is in the best interests of the fund and its shareholders and that the approval of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve the New and Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided .  With respect to the New Sub-Advisory Agreement, the Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund. With respect to the Amended Sub-Advisory Agreements, the Board noted its consideration of these matters at its September 2022 meeting. The Board also considered the detailed information provided by Strategic Advisers, T. Rowe Price, and J.P. Morgan with respect to the fund and the other fund(s) they sub-advise in the 2022 annual contract renewal materials.

Resources Dedicated to Investment Management and Support Services .  With respect to the New Sub-Advisory Agreement, the Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process, and their respective investments in business continuity planning, including in connection with the COVID-19 pandemic.

With respect to each Amended Sub-Advisory Agreement, the Board noted that it had approved the existing sub-advisory agreements with T. Rowe Price and J.P. Morgan at its September 2022 meeting and neither Amended Sub-Advisory Agreement will result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.

Shareholder and Administrative Services .  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.   The Board considered the historical investment performance of the New Sub-Adviser and its portfolio managers in managing accounts under a similar investment mandate. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreements because the approval of the Amended Sub-Advisory Agreements will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the New Sub-Advisory Agreement should benefit the fund's shareholders and, with respect to each Amended Sub-Advisory Agreement, will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses .  With respect to the New Sub-Advisory Agreement, the Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to the New Sub-Adviser. The Board also considered the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that neither the New nor Amended Sub-Advisory Agreements will result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board also considered that each Amended Sub-Advisory Agreement is expected to, or has the potential in the future to, result in a decrease in the total management fee rate of the fund. With respect to the New Sub-Advisory Agreement, the Board considered that after allocating assets to the New Sub-Adviser, the fund's management fee is expected to increase but the fund's total net expenses are expected to decrease, and each is expected to continue to rank below the competitive peer group median reported in the 2022 management contract renewal materials for the fund.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability .  Because the New and Amended Sub-Advisory Agreements were each negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the New or Amended Sub-Advisory Agreements.

Potential Fall-Out Benefits .  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the New and/or Amended Sub-Advisory Agreements will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale .  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the New Sub-Advisory Agreement provides, and each Amended Sub-Advisory Agreement will continue to provide, for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow.  The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreements because the fund is not expected to bear any additional expenses as a result of the Amended Sub-Advisory Agreements.

Conclusion .  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each New or Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each New or Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each New or Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9899746.102
LGC-ANN-0723

Item 2.

Code of Ethics

As of the end of the period, May 31, 2023, Fidelity Rutland Square Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Alternatives Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Large Cap Fund, Strategic Advisers Municipal Bond Fund, Strategic Advisers Short Duration Fund and Strategic Advisers Tax-Sensitive Short Duration Fund (the “Funds”):

Services Billed by PwC

May 31, 2023 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Alternatives Fund	$52,400	$3,600	$13,400	$8,400
Strategic Advisers Fidelity Core Income Fund	$50,300	$3,500	$10,700	$8,400
Strategic Advisers Fidelity Emerging Markets Fund	$26,700	$2,200	$6,700	$5,200
Strategic Advisers Fidelity U.S. Total Stock Fund	$39,800	$3,100	$14,600	$7,400
Strategic Advisers Large Cap Fund	$42,200	$3,300	$14,700	$7,900
Strategic Advisers Municipal Bond Fund	$73,000	$3,500	$6,600	$8,500
Strategic Advisers Short Duration Fund	$38,800	$3,000	$7,900	$7,300
Strategic Advisers Tax-Sensitive Short Duration Fund	$39,400	$3,000	$6,700	$7,200

May 31, 2022 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Alternatives Fund	$-	$-	$-	$-
Strategic Advisers Fidelity Core Income Fund	$42,400	$3,700	$9,200	$9,200
Strategic Advisers Fidelity Emerging Markets Fund	$25,400	$2,300	$6,300	$5,700
Strategic Advisers Fidelity U.S. Total Stock Fund	$37,100	$3,200	$8,500	$8,100
Strategic Advisers Large Cap Fund	$42,300	$3,200	$15,600	$8,000
Strategic Advisers Municipal Bond Fund	$44,400	$3,300	$5,200	$8,200
Strategic Advisers Short Duration Fund	$42,000	$3,200	$8,500	$8,000
Strategic Advisers Tax-Sensitive Short Duration Fund	$37,500	$3,100	$6,400	$7,800

A Amounts may reflect rounding.

B Strategic Advisers Alternatives Fund commenced operations on July 12, 2022.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Strategic Advisers, LLC (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	May 31, 2023A,B	May 31, 2022A,B
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$353,200
All Other Fees	$-	$-

A Amounts may reflect rounding

B May include amounts billed prior to the Strategic Advisers Alternatives Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	May 31, 2023A,B	May 31, 2022A,B
PwC	$13,754,600	$13,421,900

A Amounts may reflect rounding

B May include amounts billed prior to the Strategic Advisers Alternatives Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and Strategic Advisers’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 24, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	July 24, 2023